UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

This report on Form N-CSR relates solely to the Registrant's Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity Global Equity Income Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Total Emerging Markets Fund, and Fidelity Total International Equity Fund (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity®

International Discovery

Fund

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Discovery Fund A	27.03%	12.55%	8.70%

A Prior to October 1, 2004, Fidelity International Discovery Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund: For the year, the fund's Retail Class shares returned 27.03%, tracking the 27.02% gain of its benchmark, the MSCI® EAFE® Index. Security selection aided relative performance, with notable outperformance in the U.K. and Japan. Positioning in the Asia Pacific ex Japan region and the materials sector also contributed, as did security selection in information technology. Top individual contributors included U.K.-based online-only supermarket Ocado Group, an out-of-index position that rallied after the company significantly expanded its business capacity. An overweighting in real estate leasing company ORIX stood out, as improved economic activity drove up real estate prices in Japan. By contrast, stock picks in core European countries, emerging markets and the automobiles & components segment of consumer discretionary detracted, along with a small cash position in an up market. Individual disappointments included Housing Development Finance, a large mortgage provider in India, whose stock declined along with the Indian rupee. An average underweighting in Toyota Motor also hurt, as the weakening yen combined with the company's market-share increases to propel the stock higher.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.34%
Actual		$ 1,000.00	$ 1,089.10	$ 7.06 C
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82 D
Class T	1.58%
Actual		$ 1,000.00	$ 1,087.90	$ 8.31 C
HypotheticalA		$ 1,000.00	$ 1,017.24	$ 8.03 D
Class B	2.09%
Actual		$ 1,000.00	$ 1,085.00	$ 10.98 C
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61 D
Class C	2.09%
Actual		$ 1,000.00	$ 1,085.30	$ 10.99 C
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61 D
International Discovery	.99%
Actual		$ 1,000.00	$ 1,091.00	$ 5.22 C
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04 D
Class K	.85%
Actual		$ 1,000.00	$ 1,092.00	$ 4.48 C
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33 D
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,091.10	$ 5.22 C
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04 D
Class Z	.85%
Actual		$ 1,000.00	$ 1,068.50	$ 1.93 C
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

Annual Report

Shareholder Expense Example - continued

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan 18.2%
United Kingdom 15.9%
France 10.9%
Germany 8.7%
Switzerland 6.4%
United States of America* 5.5%
Sweden 4.1%
Spain 3.6%
Netherlands 3.3%
Other 23.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of April 30, 2013
Japan 20.5%
United Kingdom 16.1%
France 9.7%
Germany 7.5%
Switzerland 6.3%
United States of America* 5.2%
Australia 3.9%
Sweden 2.7%
Netherlands 2.5%
Other 25.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.2	96.6
Short-Term Investments and Net Other Assets (Liabilities)	2.8	3.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	1.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.8	1.6
Bayer AG (Germany, Pharmaceuticals)	1.6	0.8
Toyota Motor Corp. (Japan, Automobiles)	1.6	0.7
Total SA (France, Oil, Gas & Consumable Fuels)	1.5	0.0
Volkswagen AG (Germany, Automobiles)	1.5	0.7
UBS AG (Switzerland, Capital Markets)	1.4	1.1
ORIX Corp. (Japan, Diversified Financial Services)	1.4	1.1
SoftBank Corp. (Japan, Wireless Telecommunication Services)	1.4	0.6
Banco Bilbao Vizcaya Argentaria SA (Spain, Commercial Banks)	1.3	0.7
	15.5
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	24.3
Consumer Discretionary	16.4	16.5
Industrials	13.0	12.1
Consumer Staples	10.1	11.3
Health Care	9.5	8.9
Information Technology	7.7	7.5
Materials	5.2	5.7
Telecommunication Services	5.1	4.1
Energy	3.8	3.0
Utilities	0.6	1.1

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (000s)
Australia - 3.2%
Ansell Ltd.	2,268,950	$ 41,796
Australia & New Zealand Banking Group Ltd.	6,493,040	207,673
Ramsay Health Care Ltd.	1,619,364	59,385
Woodside Petroleum Ltd.	1,461,485	53,623
TOTAL AUSTRALIA		362,477
Austria - 0.2%
Andritz AG	455,300	28,047
Bailiwick of Jersey - 2.6%
Experian PLC	6,115,400	124,529
Wolseley PLC	1,508,304	81,283
WPP PLC	3,996,700	84,910
TOTAL BAILIWICK OF JERSEY		290,722
Belgium - 2.1%
Anheuser-Busch InBev SA NV	1,183,927	122,730
KBC Groupe SA	2,102,810	114,632
TOTAL BELGIUM		237,362
Bermuda - 0.3%
Cheung Kong Infrastructure Holdings Ltd.	5,048,000	35,127
Brazil - 0.1%
Arezzo Industria e Comercio SA	1,051,500	15,724
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (Reg. S)	1,193,800	44,027
Canada - 1.0%
Constellation Software, Inc.	159,200	29,002
InterOil Corp. (a)(d)	204,400	14,196
Suncor Energy, Inc.	2,012,600	73,138
TOTAL CANADA		116,336
Cayman Islands - 1.2%
Baidu.com, Inc. sponsored ADR (a)	123,100	19,807
Cimc Enric Holdings Ltd.	16,316,000	22,981
ENN Energy Holdings Ltd.	5,084,000	30,132
Eurasia Drilling Co. Ltd. GDR (Reg. S)	630,200	26,689
Greatview Aseptic Pack Co. Ltd.	26,392,000	16,612
Sands China Ltd.	1,460,800	10,382
Youku Tudou, Inc. ADR (a)(d)	300,200	8,177
TOTAL CAYMAN ISLANDS		134,780
Common Stocks - continued
	Shares	Value (000s)
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	529,830	$ 597
Denmark - 0.6%
Novo Nordisk A/S Series B	396,489	66,036
Finland - 0.7%
Sampo Oyj (A Shares)	1,739,800	82,418
France - 10.9%
Arkema SA	487,670	55,368
Atos Origin SA	388,851	33,198
AXA SA	5,364,600	134,022
BNP Paribas SA	1,544,345	114,361
Bureau Veritas SA	1,413,000	42,667
Danone SA	905,500	67,152
Edenred SA	1,177,900	40,022
Havas SA	5,201,268	43,333
Iliad SA	213,972	48,924
Kering SA	373,000	84,753
Lafarge SA (Bearer) (d)	605,900	41,939
LVMH Moet Hennessy - Louis Vuitton SA	612,502	117,924
Sanofi SA	890,979	94,999
Schneider Electric SA	1,383,800	116,583
Technip SA	192,300	20,144
Total SA	2,831,600	173,727
TOTAL FRANCE		1,229,116
Germany - 7.2%
Aareal Bank AG (a)	1,044,895	40,185
adidas AG	541,900	61,863
BASF AG	1,265,455	131,663
Bayer AG	1,471,500	182,890
Brenntag AG	444,700	75,353
GEA Group AG	1,254,770	54,602
GSW Immobilien AG	430,481	20,019
HeidelbergCement Finance AG	860,300	67,818
KION Group AG (a)	577,867	23,538
LEG Immobilien AG	184,948	10,547
Siemens AG	1,110,885	141,963
TOTAL GERMANY		810,441
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - 1.8%
AIA Group Ltd.	20,789,200	$ 105,515
Techtronic Industries Co. Ltd.	39,683,000	99,809
TOTAL HONG KONG		205,324
India - 0.6%
Housing Development Finance Corp. Ltd.	3,139,461	43,561
United Spirits Ltd.	444,545	18,569
TOTAL INDIA		62,130
Indonesia - 0.1%
PT Tower Bersama Infrastructure Tbk	17,734,500	8,967
Ireland - 2.0%
Actavis PLC (a)	308,100	47,626
Bank of Ireland (a)	146,718,100	53,399
James Hardie Industries PLC CDI	6,070,470	62,711
Kerry Group PLC Class A	945,600	60,555
TOTAL IRELAND		224,291
Italy - 1.0%
De Longhi SpA	2,248,100	34,797
Moleskine SpA	4,183,000	10,223
Tod's SpA	117,793	19,624
UniCredit SpA	3,689,800	27,754
World Duty Free SpA (a)	2,253,904	24,972
TOTAL ITALY		117,370
Japan - 17.2%
ABC-MART, Inc.	826,300	41,324
Aozora Bank Ltd.	16,056,000	46,675
ARNEST ONE Corp. (d)	306,200	8,395
Astellas Pharma, Inc.	768,700	42,852
Cosmos Pharmaceutical Corp.	245,800	29,946
Daikin Industries Ltd.	1,089,400	62,677
Don Quijote Co. Ltd.	1,818,400	121,044
Hajime Construction Co. Ltd.	34,900	2,406
Hitachi Ltd.	5,121,000	35,822
Japan Exchange Group, Inc.	2,589,500	60,201
Japan Tobacco, Inc.	3,948,700	142,879
Kakaku.com, Inc.	1,903,000	36,807
KDDI Corp.	2,082,700	112,792
Keyence Corp.	304,060	130,317
Leopalace21 Corp. (a)	6,899,700	47,901
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Miraca Holdings, Inc.	196,700	$ 8,863
Mitsubishi UFJ Financial Group, Inc.	18,169,200	115,706
Nomura Real Estate Holdings, Inc.	563,300	14,252
Omron Corp.	1,225,300	46,759
ORIX Corp.	9,072,900	157,152
Park24 Co. Ltd.	1,342,800	26,218
Rakuten, Inc.	5,237,700	68,245
Santen Pharmaceutical Co. Ltd.	1,166,900	59,239
Seven & i Holdings Co., Ltd.	2,167,000	80,198
Shinsei Bank Ltd.	24,904,000	58,308
Ship Healthcare Holdings, Inc.	1,076,700	44,182
SoftBank Corp.	2,099,300	156,773
Toyota Motor Corp.	2,789,300	180,853
USS Co. Ltd.	450,400	6,596
TOTAL JAPAN		1,945,382
Korea (South) - 0.9%
Hyundai Motor Co.	206,848	49,311
NHN Corp.	69,296	38,981
Orion Corp.	14,973	14,602
TOTAL KOREA (SOUTH)		102,894
Luxembourg - 0.3%
Brait SA	6,048,833	29,465
Mexico - 0.2%
Alsea S.A.B. de CV	7,662,195	23,831
Netherlands - 3.3%
AEGON NV	5,028,800	40,014
ASML Holding NV	772,233	73,084
European Aeronautic Defence and Space Co. (EADS) NV	176,700	12,142
Koninklijke Ahold NV	2,412,842	45,930
Koninklijke Philips Electronics NV	2,496,700	88,235
Randstad Holding NV	717,740	44,296
Royal DSM NV	536,200	40,617
Yandex NV (a)	861,400	31,751
TOTAL NETHERLANDS		376,069
New Zealand - 0.4%
Ryman Healthcare Group Ltd.	7,311,565	45,597
Norway - 1.0%
DNB ASA	6,068,755	107,551
Common Stocks - continued
	Shares	Value (000s)
Philippines - 0.1%
Alliance Global Group, Inc.	26,741,800	$ 16,306
Russia - 0.5%
Mobile TeleSystems OJSC sponsored ADR	2,313,400	52,746
Singapore - 0.4%
Global Logistic Properties Ltd.	16,214,205	40,333
South Africa - 1.1%
Naspers Ltd. Class N	1,302,700	121,851
Spain - 3.6%
Amadeus IT Holding SA Class A	1,319,900	49,014
Antena 3 de Television SA	1,515,400	25,411
Banco Bilbao Vizcaya Argentaria SA	12,546,524	146,630
Criteria CaixaCorp SA	4,210,900	21,892
Distribuidora Internacional de Alimentacion SA	5,726,396	52,349
Grifols SA ADR	1,208,550	36,450
Inditex SA (d)	481,679	79,134
TOTAL SPAIN		410,880
Sweden - 4.1%
ASSA ABLOY AB (B Shares)	1,783,400	88,536
Intrum Justitia AB	1,835,800	48,869
Investment AB Kinnevik (B Shares)	2,363,300	87,091
Nordea Bank AB	6,100,600	78,140
Svenska Cellulosa AB (SCA) (B Shares)	3,591,900	101,991
Svenska Handelsbanken AB (A Shares)	1,258,200	57,007
TOTAL SWEDEN		461,634
Switzerland - 6.4%
Credit Suisse Group	1,039,246	32,329
Lonza Group AG	476,868	42,623
Partners Group Holding AG	230,056	59,609
Roche Holding AG (participation certificate)	821,773	227,506
Schindler Holding AG (participation certificate)	260,065	36,888
SGS SA (Reg.)	7,770	18,206
Swatch Group AG (Bearer)	36,702	23,481
Syngenta AG (Switzerland)	179,374	72,398
UBS AG	8,311,378	160,751
Zurich Insurance Group AG	180,481	49,907
TOTAL SWITZERLAND		723,698
Common Stocks - continued
	Shares	Value (000s)
Taiwan - 0.6%
ECLAT Textile Co. Ltd.	2,457,180	$ 27,005
Taiwan Semiconductor Manufacturing Co. Ltd.	11,289,000	41,528
TOTAL TAIWAN		68,533
United Kingdom - 15.9%
Aberdeen Asset Management PLC	5,975,132	42,432
Alabama Noor Hospitals Group PLC (a)	1,829,400	24,933
Associated British Foods PLC	1,571,500	57,123
Barclays PLC	22,636,113	95,241
BG Group PLC	3,923,700	80,119
BHP Billiton PLC	2,080,582	64,204
British American Tobacco PLC (United Kingdom)	881,200	48,618
Croda International PLC	630,000	24,607
Diageo PLC	4,394,219	140,077
Foxtons Group PLC	2,178,500	11,134
Hikma Pharmaceuticals PLC	3,197,720	61,578
HSBC Holdings PLC (United Kingdom)	12,266,193	134,454
Intertek Group PLC	893,600	47,741
ITV PLC	11,642,037	35,635
Jazztel PLC (a)	4,681,964	51,364
Legal & General Group PLC	26,720,558	92,671
Liberty Global PLC Class A (a)	610,800	47,868
London Stock Exchange Group PLC	1,729,000	45,521
Meggitt PLC	6,842,366	62,809
Next PLC	781,744	68,250
Ocado Group PLC (a)	8,103,297	56,389
Persimmon PLC	2,082,200	42,233
Reckitt Benckiser Group PLC	788,600	61,300
Rolls-Royce Group PLC	4,197,715	77,402
Rotork PLC	717,800	32,951
Royal Mail PLC	788,800	7,083
SABMiller PLC	1,478,600	77,145
Taylor Wimpey PLC	18,277,100	32,295
The Restaurant Group PLC	1,992,100	18,398
Ultra Electronics Holdings PLC	614,667	19,061
Vodafone Group PLC	36,632,743	134,177
TOTAL UNITED KINGDOM		1,794,813
United States of America - 2.7%
Beam, Inc.	387,400	26,072
Google, Inc. Class A (a)	60,100	61,938
Illumina, Inc. (a)	12,500	1,169
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
MasterCard, Inc. Class A	160,100	$ 114,808
McGraw-Hill Companies, Inc.	488,400	34,032
Sohu.com, Inc. (a)	313,700	21,005
Visa, Inc. Class A	260,000	51,134
TOTAL UNITED STATES OF AMERICA		310,158
TOTAL COMMON STOCKS (Cost $8,462,801)		10,703,033
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Volkswagen AG	650,200	165,262
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	361,003,490	579
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $133,620)		165,841
Government Obligations - 0.1%
Principal Amount (000s)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.04% 1/2/14 (e) (Cost $6,960)	$ 6,960	6,960
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	431,996,301	431,996
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	22,072,034	22,072
TOTAL MONEY MARKET FUNDS (Cost $454,068)		454,068
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $9,057,449)		11,329,902
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(35,016)
NET ASSETS - 100%		$ 11,294,886
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,572 Nikkei 225 Index Contracts (Japan)	Dec. 2013	$ 113,695	$ 4,238

The face value of futures purchased as a percentage of net assets is 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,960,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 420
Fidelity Securities Lending Cash Central Fund	5,441
Total	$ 5,861
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boyner Buyuk Magazacilik A/S	$ 10,764	$ -	$ 16,020	$ -	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,843,308	$ 1,414,445	$ 418,062	$ 10,801
Consumer Staples	1,147,236	582,788	564,448	-
Energy	441,636	267,909	173,727	-
Financials	2,821,082	1,658,069	1,163,013	-
Health Care	1,087,724	771,553	316,171	-
Industrials	1,451,790	1,132,697	319,093	-
Information Technology	867,159	575,926	291,233	-
Materials	577,937	441,335	136,602	-
Telecommunication Services	565,743	162,001	403,742	-
Utilities	65,259	65,259	-	-
Government Obligations	6,960	-	6,960	-
Money Market Funds	454,068	454,068	-	-
Total Investments in Securities:	$ 11,329,902	$ 7,526,050	$ 3,793,051	$ 10,801
Derivative Instruments:
Assets
Futures Contracts	$ 4,238	$ 4,238	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 712,449
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 4,238	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $21,646) - See accompanying schedule: Unaffiliated issuers (cost $8,603,381)	$ 10,875,834
Fidelity Central Funds (cost $454,068)	454,068
Total Investments (cost $9,057,449)		$ 11,329,902
Foreign currency held at value (cost $934)		924
Receivable for investments sold		8,555
Receivable for fund shares sold		7,336
Dividends receivable		20,216
Distributions receivable from Fidelity Central Funds		122
Prepaid expenses		35
Other receivables		4,081
Total assets		11,371,171

Liabilities
Payable for investments purchased	$ 38,436
Payable for fund shares redeemed	5,719
Accrued management fee	6,631
Distribution and service plan fees payable	128
Payable for daily variation margin for derivative instruments	983
Other affiliated payables	1,581
Other payables and accrued expenses	735
Collateral on securities loaned, at value	22,072
Total liabilities		76,285

Net Assets		$ 11,294,886
Net Assets consist of:
Paid in capital		$ 9,866,929
Undistributed net investment income		131,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(979,010)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,275,537
Net Assets		$ 11,294,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($346,717.68 ÷ 8,780.120 shares)	$ 39.49

Maximum offering price per share (100/94.25 of $39.49)	$ 41.90
Class T: Net Asset Value and redemption price per share ($53,183.51 ÷ 1,355.789 shares)	$ 39.23

Maximum offering price per share (100/96.50 of $39.23)	$ 40.65
Class B: Net Asset Value and offering price per share ($6,686.96 ÷ 171.088 shares)A	$ 39.08

Class C: Net Asset Value and offering price per share ($36,470.54 ÷ 933.457 shares)A	$ 39.07

International Discovery: Net Asset Value, offering price and redemption price per share ($7,799,575.78 ÷ 195,853.386 shares)	$ 39.82

Class K: Net Asset Value, offering price and redemption price per share ($2,576,018.46 ÷ 64,786.777 shares)	$ 39.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($476,126.48 ÷ 11,975.218 shares)	$ 39.76

Class Z: Net Asset Value, offering price and redemption price per share ($106.86 ÷ 2.687 shares)	$ 39.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2013

Investment Income
Dividends		$ 233,738
Interest		3
Income from Fidelity Central Funds		5,861
Income before foreign taxes withheld		239,602
Less foreign taxes withheld		(17,198)
Total income		222,404

Expenses
Management fee Basic fee	$ 67,899
Performance adjustment	6,089
Transfer agent fees	16,474
Distribution and service plan fees	1,432
Accounting and security lending fees	1,778
Custodian fees and expenses	1,352
Independent trustees' compensation	54
Registration fees	215
Audit	119
Legal	24
Miscellaneous	76
Total expenses before reductions	95,512
Expense reductions	(2,311)	93,201
Net investment income (loss)		129,203
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	671,713
Other affiliated issuers	4,258
Foreign currency transactions	(1,963)
Futures contracts	51,368
Total net realized gain (loss)		725,376
Change in net unrealized appreciation (depreciation) on: Investment securities	1,459,188
Assets and liabilities in foreign currencies	(54)
Futures contracts	4,238
Total change in net unrealized appreciation (depreciation)		1,463,372
Net gain (loss)		2,188,748
Net increase (decrease) in net assets resulting from operations		$ 2,317,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 129,203	$ 143,212
Net realized gain (loss)	725,376	(207,579)
Change in net unrealized appreciation (depreciation)	1,463,372	762,141
Net increase (decrease) in net assets resulting from operations	2,317,951	697,774
Distributions to shareholders from net investment income	(146,031)	(118,968)
Distributions to shareholders from net realized gain	(8,413)	-
Total distributions	(154,444)	(118,968)
Share transactions - net increase (decrease)	714,712	(915,362)
Redemption fees	128	128
Total increase (decrease) in net assets	2,878,347	(336,428)

Net Assets
Beginning of period	8,416,539	8,752,967
End of period (including undistributed net investment income of $131,430 and undistributed net investment income of $126,507, respectively)	$ 11,294,886	$ 8,416,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.66	$ 29.43	$ 32.07	$ 28.57	$ 23.68
Income from Investment Operations
Net investment income (loss) C	.34	.41	.42	.31	.31
Net realized and unrealized gain (loss)	7.97	2.11	(2.52)	3.51	4.84
Total from investment operations	8.31	2.52	(2.10)	3.82	5.15
Distributions from net investment income	(.45)	(.29)	(.38)	(.28)	(.26)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.48)	(.29)	(.54)	(.32)	(.26)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.49	$ 31.66	$ 29.43	$ 32.07	$ 28.57
Total Return A,B	26.59%	8.70%	(6.71)%	13.43%	22.14%
Ratios to Average Net Assets D,F
Expenses before reductions	1.35%	1.34%	1.30%	1.33%	1.37%
Expenses net of fee waivers, if any	1.35%	1.34%	1.29%	1.33%	1.37%
Expenses net of all reductions	1.33%	1.31%	1.25%	1.28%	1.32%
Net investment income (loss)	.97%	1.41%	1.31%	1.06%	1.28%
Supplemental Data
Net assets, end of period (in millions)	$ 347	$ 299	$ 320	$ 392	$ 414
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.42	$ 29.18	$ 31.81	$ 28.35	$ 23.49
Income from Investment Operations
Net investment income (loss) C	.26	.34	.34	.23	.24
Net realized and unrealized gain (loss)	7.92	2.09	(2.51)	3.48	4.81
Total from investment operations	8.18	2.43	(2.17)	3.71	5.05
Distributions from net investment income	(.34)	(.19)	(.30)	(.21)	(.19)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.37)	(.19)	(.46)	(.25)	(.19)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.23	$ 31.42	$ 29.18	$ 31.81	$ 28.35
Total Return A,B	26.31%	8.41%	(6.96)%	13.14%	21.79%
Ratios to Average Net Assets D,F
Expenses before reductions	1.59%	1.59%	1.56%	1.60%	1.65%
Expenses net of fee waivers, if any	1.59%	1.59%	1.55%	1.60%	1.65%
Expenses net of all reductions	1.57%	1.56%	1.51%	1.56%	1.60%
Net investment income (loss)	.73%	1.16%	1.05%	.79%	1.00%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 46	$ 61	$ 92	$ 83
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.28	$ 29.02	$ 31.60	$ 28.18	$ 23.25
Income from Investment Operations
Net investment income (loss) C	.08	.19	.17	.08	.12
Net realized and unrealized gain (loss)	7.90	2.09	(2.48)	3.44	4.81
Total from investment operations	7.98	2.28	(2.31)	3.52	4.93
Distributions from net investment income	(.15)	(.02)	(.12)	(.06)	-
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.18)	(.02)	(.27) H	(.10)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.08	$ 31.28	$ 29.02	$ 31.60	$ 28.18
Total Return A,B	25.64%	7.85%	(7.39)%	12.52%	21.20%
Ratios to Average Net Assets D,F
Expenses before reductions	2.10%	2.09%	2.06%	2.12%	2.16%
Expenses net of fee waivers, if any	2.10%	2.09%	2.06%	2.12%	2.16%
Expenses net of all reductions	2.08%	2.06%	2.02%	2.08%	2.11%
Net investment income (loss)	.22%	.66%	.54%	.27%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 7	$ 8	$ 10	$ 14	$ 16
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.32	$ 29.08	$ 31.68	$ 28.23	$ 23.31
Income from Investment Operations
Net investment income (loss) C	.08	.19	.18	.09	.12
Net realized and unrealized gain (loss)	7.90	2.09	(2.49)	3.45	4.82
Total from investment operations	7.98	2.28	(2.31)	3.54	4.94
Distributions from net investment income	(.20)	(.04)	(.14)	(.05)	(.02)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.23)	(.04)	(.29) H	(.09)	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.07	$ 31.32	$ 29.08	$ 31.68	$ 28.23
Total Return A,B	25.65%	7.86%	(7.37)%	12.54%	21.22%
Ratios to Average Net Assets D,F
Expenses before reductions	2.10%	2.09%	2.05%	2.09%	2.14%
Expenses net of fee waivers, if any	2.09%	2.09%	2.04%	2.09%	2.14%
Expenses net of all reductions	2.07%	2.06%	2.00%	2.05%	2.09%
Net investment income (loss)	.23%	.66%	.56%	.30%	.51%
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 30	$ 33	$ 44	$ 43
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.91	$ 29.69	$ 32.34	$ 28.79	$ 23.88
Income from Investment Operations
Net investment income (loss) B	.47	.51	.53	.40	.37
Net realized and unrealized gain (loss)	8.02	2.12	(2.54)	3.54	4.88
Total from investment operations	8.49	2.63	(2.01)	3.94	5.25
Distributions from net investment income	(.55)	(.41)	(.48)	(.35)	(.34)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.58)	(.41)	(.64)	(.39)	(.34)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.82	$ 31.91	$ 29.69	$ 32.34	$ 28.79
Total Return A	27.03%	9.03%	(6.39)%	13.76%	22.47%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	1.01%	.97%	1.05%	1.12%
Expenses net of fee waivers, if any	1.00%	1.01%	.96%	1.05%	1.12%
Expenses net of all reductions	.98%	.98%	.92%	1.00%	1.07%
Net investment income (loss)	1.32%	1.73%	1.64%	1.35%	1.53%
Supplemental Data
Net assets, end of period (in millions)	$ 7,800	$ 5,965	$ 6,806	$ 8,133	$ 8,114
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.87	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Income from Investment Operations
Net investment income (loss) B	.52	.57	.58	.46	.44
Net realized and unrealized gain (loss)	8.01	2.11	(2.54)	3.53	4.86
Total from investment operations	8.53	2.68	(1.96)	3.99	5.30
Distributions from net investment income	(.61)	(.47)	(.55)	(.41)	(.42)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.64)	(.47)	(.70) G	(.45)	(.42)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.76	$ 31.87	$ 29.66	$ 32.32	$ 28.78
Total Return A	27.23%	9.24%	(6.24)%	13.96%	22.80%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.83%	.80%	.84%	.88%
Expenses net of fee waivers, if any	.85%	.83%	.79%	.84%	.88%
Expenses net of all reductions	.83%	.80%	.75%	.79%	.83%
Net investment income (loss)	1.47%	1.91%	1.81%	1.55%	1.77%
Supplemental Data
Net assets, end of period (in millions)	$ 2,576	$ 1,776	$ 1,245	$ 1,078	$ 674
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.87	$ 29.65	$ 32.31	$ 28.77	$ 23.91
Income from Investment Operations
Net investment income (loss) B	.47	.52	.54	.41	.39
Net realized and unrealized gain (loss)	8.01	2.11	(2.55)	3.55	4.86
Total from investment operations	8.48	2.63	(2.01)	3.96	5.25
Distributions from net investment income	(.56)	(.41)	(.50)	(.38)	(.39)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.59)	(.41)	(.65) G	(.42)	(.39)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.76	$ 31.87	$ 29.65	$ 32.31	$ 28.77
Total Return A	27.03%	9.07%	(6.39)%	13.84%	22.52%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	1.00%	.95%	.99%	1.05%
Expenses net of fee waivers, if any	1.00%	1.00%	.94%	.99%	1.05%
Expenses net of all reductions	.97%	.97%	.90%	.95%	1.00%
Net investment income (loss)	1.33%	1.75%	1.66%	1.40%	1.60%
Supplemental Data
Net assets, end of period (in millions)	$ 476	$ 294	$ 278	$ 319	$ 267
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.22
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	2.48
Total from investment operations	2.55
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 39.77
Total Return B,C	6.85%
Ratios to Average Net Assets E,H
Expenses before reductions	.85% A
Expenses net of fee waivers, if any	.85% A
Expenses net of all reductions	.83% A
Net investment income (loss)	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate F	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,288,825
Gross unrealized depreciation	(128,376)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,160,449

Tax Cost	$ 9,169,453

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 219,779
Capital loss carryforward	$ (950,903)
Net unrealized appreciation (depreciation)	$ 2,159,295

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (950,903)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 154,444	$ 118,968

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $51,368 and a change in net unrealized appreciation (depreciation) of $4,238 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,591,378 and $5,993,057, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 796	$ 9
Class T	.25%	.25%	243	2
Class B	.75%	.25%	69	52
Class C	.75%	.25%	324	25
			$ 1,432	$ 88

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 56
Class T	5
Class B*	9
Class C*	2
$ 72

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 954.30
Class T	141.29
Class B	21.30
Class C	96.29
International Discovery	13,480.20
Class K	1,069.05
Institutional Class	713.19
Class Z	-*	.05**
	$ 16,474

* Amount represents eleven dollars.

** Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,441, including $40 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the following class' operating expense.

During the period, this reimbursement reduced expenses as follows:

Reimbursement
International Discovery	$ 10
Class K	3
Institutional Class	1
$ 14

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,236 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $61.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 4,138	$ 3,123
Class T	492	388
Class B	34	6
Class C	186	44
International Discovery	101,466	90,633
Class K	34,651	20,917
Institutional Class	5,064	3,857
Total	$ 146,031	$ 118,968
From net realized gain
Class A	$ 297	$ -
Class T	46	-
Class B	7	-
Class C	30	-
International Discovery	5,914	-
Class K	1,827	-
Institutional Class	292	-
Total	$ 8,413	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	1,772	1,927	$ 62,186	$ 56,732
Reinvestment of distributions	132	101	4,249	2,828
Shares redeemed	(2,553)	(3,468)	(88,988)	(100,935)
Net increase (decrease)	(649)	(1,440)	$ (22,553)	$ (41,375)
Class T
Shares sold	227	220	$ 7,911	$ 6,409
Reinvestment of distributions	16	13	512	369
Shares redeemed	(347)	(860)	(11,997)	(25,207)
Net increase (decrease)	(104)	(627)	$ (3,574)	$ (18,429)
Class B
Shares sold	4	3	$ 137	$ 87
Reinvestment of distributions	1	-	39	5
Shares redeemed	(75)	(113)	(2,570)	(3,297)
Net increase (decrease)	(70)	(110)	$ (2,394)	$ (3,205)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class C
Shares sold	184	212	$ 6,532	$ 6,111
Reinvestment of distributions	6	1	193	39
Shares redeemed	(207)	(395)	(7,250)	(11,440)
Net increase (decrease)	(17)	(182)	$ (525)	$ (5,290)
International Discovery
Shares sold	37,338	20,324	$ 1,332,523	$ 608,478
Reinvestment of distributions	3,176	3,081	102,608	86,858
Shares redeemed	(31,569)	(65,748)	(1,103,313)	(1,937,202)
Net increase (decrease)	8,945	(42,343)	$ 331,818	$ (1,241,866)
Class K
Shares sold	19,989	26,836	$ 699,723	$ 788,860
Reinvestment of distributions	1,132	744	36,478	20,917
Shares redeemed	(12,053)	(13,817)	(423,712)	(410,022)
Net increase (decrease)	9,068	13,763	$ 312,489	$ 399,755
Institutional Class
Shares sold	4,893	2,049	$ 175,669	$ 59,460
Reinvestment of distributions	68	53	2,182	1,502
Shares redeemed	(2,219)	(2,256)	(78,500)	(65,914)
Net increase (decrease)	2,742	(154)	$ 99,351	$ (4,952)
Class Z
Shares sold	3	-	$ 100	$ -
Net increase (decrease)	3	-	$ 100	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Discovery	12/09/13	12/06/13	$0.473	$0.311

International Discovery Fund designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Discovery Fund designates 100% of the dividends during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Discovery Fund	12/10/12	$0.506	$0.0260

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

IGI-UANN-1213
1.807257.109

Fidelity®

International Discovery

Fund -
Class K

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class KA,B	27.23%	12.77%	8.81%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® International Discovery Fund, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund - Class K on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund: For the year, the fund's Class K shares returned 27.23%, tracking the 27.02% gain of its benchmark, the MSCI® EAFE® Index. Security selection aided relative performance, with notable outperformance in the U.K. and Japan. Positioning in the Asia Pacific ex Japan region and the materials sector also contributed, as did security selection in information technology. Top individual contributors included U.K.-based online-only supermarket Ocado Group, an out-of-index position that rallied after the company significantly expanded its business capacity. An overweighting in real estate leasing company ORIX stood out, as improved economic activity drove up real estate prices in Japan. By contrast, stock picks in core European countries, emerging markets and the automobiles & components segment of consumer discretionary detracted, along with a small cash position in an up market. Individual disappointments included Housing Development Finance, a large mortgage provider in India, whose stock declined along with the Indian rupee. An average underweighting in Toyota Motor also hurt, as the weakening yen combined with the company's market-share increases to propel the stock higher.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.34%
Actual		$ 1,000.00	$ 1,089.10	$ 7.06 C
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82 D
Class T	1.58%
Actual		$ 1,000.00	$ 1,087.90	$ 8.31 C
HypotheticalA		$ 1,000.00	$ 1,017.24	$ 8.03 D
Class B	2.09%
Actual		$ 1,000.00	$ 1,085.00	$ 10.98 C
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61 D
Class C	2.09%
Actual		$ 1,000.00	$ 1,085.30	$ 10.99 C
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61 D
International Discovery	.99%
Actual		$ 1,000.00	$ 1,091.00	$ 5.22 C
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04 D
Class K	.85%
Actual		$ 1,000.00	$ 1,092.00	$ 4.48 C
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33 D
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,091.10	$ 5.22 C
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04 D
Class Z	.85%
Actual		$ 1,000.00	$ 1,068.50	$ 1.93 C
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

Annual Report

Shareholder Expense Example - continued

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan 18.2%
United Kingdom 15.9%
France 10.9%
Germany 8.7%
Switzerland 6.4%
United States of America* 5.5%
Sweden 4.1%
Spain 3.6%
Netherlands 3.3%
Other 23.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of April 30, 2013
Japan 20.5%
United Kingdom 16.1%
France 9.7%
Germany 7.5%
Switzerland 6.3%
United States of America* 5.2%
Australia 3.9%
Sweden 2.7%
Netherlands 2.5%
Other 25.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.2	96.6
Short-Term Investments and Net Other Assets (Liabilities)	2.8	3.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	1.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.8	1.6
Bayer AG (Germany, Pharmaceuticals)	1.6	0.8
Toyota Motor Corp. (Japan, Automobiles)	1.6	0.7
Total SA (France, Oil, Gas & Consumable Fuels)	1.5	0.0
Volkswagen AG (Germany, Automobiles)	1.5	0.7
UBS AG (Switzerland, Capital Markets)	1.4	1.1
ORIX Corp. (Japan, Diversified Financial Services)	1.4	1.1
SoftBank Corp. (Japan, Wireless Telecommunication Services)	1.4	0.6
Banco Bilbao Vizcaya Argentaria SA (Spain, Commercial Banks)	1.3	0.7
	15.5
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	24.3
Consumer Discretionary	16.4	16.5
Industrials	13.0	12.1
Consumer Staples	10.1	11.3
Health Care	9.5	8.9
Information Technology	7.7	7.5
Materials	5.2	5.7
Telecommunication Services	5.1	4.1
Energy	3.8	3.0
Utilities	0.6	1.1

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (000s)
Australia - 3.2%
Ansell Ltd.	2,268,950	$ 41,796
Australia & New Zealand Banking Group Ltd.	6,493,040	207,673
Ramsay Health Care Ltd.	1,619,364	59,385
Woodside Petroleum Ltd.	1,461,485	53,623
TOTAL AUSTRALIA		362,477
Austria - 0.2%
Andritz AG	455,300	28,047
Bailiwick of Jersey - 2.6%
Experian PLC	6,115,400	124,529
Wolseley PLC	1,508,304	81,283
WPP PLC	3,996,700	84,910
TOTAL BAILIWICK OF JERSEY		290,722
Belgium - 2.1%
Anheuser-Busch InBev SA NV	1,183,927	122,730
KBC Groupe SA	2,102,810	114,632
TOTAL BELGIUM		237,362
Bermuda - 0.3%
Cheung Kong Infrastructure Holdings Ltd.	5,048,000	35,127
Brazil - 0.1%
Arezzo Industria e Comercio SA	1,051,500	15,724
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (Reg. S)	1,193,800	44,027
Canada - 1.0%
Constellation Software, Inc.	159,200	29,002
InterOil Corp. (a)(d)	204,400	14,196
Suncor Energy, Inc.	2,012,600	73,138
TOTAL CANADA		116,336
Cayman Islands - 1.2%
Baidu.com, Inc. sponsored ADR (a)	123,100	19,807
Cimc Enric Holdings Ltd.	16,316,000	22,981
ENN Energy Holdings Ltd.	5,084,000	30,132
Eurasia Drilling Co. Ltd. GDR (Reg. S)	630,200	26,689
Greatview Aseptic Pack Co. Ltd.	26,392,000	16,612
Sands China Ltd.	1,460,800	10,382
Youku Tudou, Inc. ADR (a)(d)	300,200	8,177
TOTAL CAYMAN ISLANDS		134,780
Common Stocks - continued
	Shares	Value (000s)
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	529,830	$ 597
Denmark - 0.6%
Novo Nordisk A/S Series B	396,489	66,036
Finland - 0.7%
Sampo Oyj (A Shares)	1,739,800	82,418
France - 10.9%
Arkema SA	487,670	55,368
Atos Origin SA	388,851	33,198
AXA SA	5,364,600	134,022
BNP Paribas SA	1,544,345	114,361
Bureau Veritas SA	1,413,000	42,667
Danone SA	905,500	67,152
Edenred SA	1,177,900	40,022
Havas SA	5,201,268	43,333
Iliad SA	213,972	48,924
Kering SA	373,000	84,753
Lafarge SA (Bearer) (d)	605,900	41,939
LVMH Moet Hennessy - Louis Vuitton SA	612,502	117,924
Sanofi SA	890,979	94,999
Schneider Electric SA	1,383,800	116,583
Technip SA	192,300	20,144
Total SA	2,831,600	173,727
TOTAL FRANCE		1,229,116
Germany - 7.2%
Aareal Bank AG (a)	1,044,895	40,185
adidas AG	541,900	61,863
BASF AG	1,265,455	131,663
Bayer AG	1,471,500	182,890
Brenntag AG	444,700	75,353
GEA Group AG	1,254,770	54,602
GSW Immobilien AG	430,481	20,019
HeidelbergCement Finance AG	860,300	67,818
KION Group AG (a)	577,867	23,538
LEG Immobilien AG	184,948	10,547
Siemens AG	1,110,885	141,963
TOTAL GERMANY		810,441
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - 1.8%
AIA Group Ltd.	20,789,200	$ 105,515
Techtronic Industries Co. Ltd.	39,683,000	99,809
TOTAL HONG KONG		205,324
India - 0.6%
Housing Development Finance Corp. Ltd.	3,139,461	43,561
United Spirits Ltd.	444,545	18,569
TOTAL INDIA		62,130
Indonesia - 0.1%
PT Tower Bersama Infrastructure Tbk	17,734,500	8,967
Ireland - 2.0%
Actavis PLC (a)	308,100	47,626
Bank of Ireland (a)	146,718,100	53,399
James Hardie Industries PLC CDI	6,070,470	62,711
Kerry Group PLC Class A	945,600	60,555
TOTAL IRELAND		224,291
Italy - 1.0%
De Longhi SpA	2,248,100	34,797
Moleskine SpA	4,183,000	10,223
Tod's SpA	117,793	19,624
UniCredit SpA	3,689,800	27,754
World Duty Free SpA (a)	2,253,904	24,972
TOTAL ITALY		117,370
Japan - 17.2%
ABC-MART, Inc.	826,300	41,324
Aozora Bank Ltd.	16,056,000	46,675
ARNEST ONE Corp. (d)	306,200	8,395
Astellas Pharma, Inc.	768,700	42,852
Cosmos Pharmaceutical Corp.	245,800	29,946
Daikin Industries Ltd.	1,089,400	62,677
Don Quijote Co. Ltd.	1,818,400	121,044
Hajime Construction Co. Ltd.	34,900	2,406
Hitachi Ltd.	5,121,000	35,822
Japan Exchange Group, Inc.	2,589,500	60,201
Japan Tobacco, Inc.	3,948,700	142,879
Kakaku.com, Inc.	1,903,000	36,807
KDDI Corp.	2,082,700	112,792
Keyence Corp.	304,060	130,317
Leopalace21 Corp. (a)	6,899,700	47,901
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Miraca Holdings, Inc.	196,700	$ 8,863
Mitsubishi UFJ Financial Group, Inc.	18,169,200	115,706
Nomura Real Estate Holdings, Inc.	563,300	14,252
Omron Corp.	1,225,300	46,759
ORIX Corp.	9,072,900	157,152
Park24 Co. Ltd.	1,342,800	26,218
Rakuten, Inc.	5,237,700	68,245
Santen Pharmaceutical Co. Ltd.	1,166,900	59,239
Seven & i Holdings Co., Ltd.	2,167,000	80,198
Shinsei Bank Ltd.	24,904,000	58,308
Ship Healthcare Holdings, Inc.	1,076,700	44,182
SoftBank Corp.	2,099,300	156,773
Toyota Motor Corp.	2,789,300	180,853
USS Co. Ltd.	450,400	6,596
TOTAL JAPAN		1,945,382
Korea (South) - 0.9%
Hyundai Motor Co.	206,848	49,311
NHN Corp.	69,296	38,981
Orion Corp.	14,973	14,602
TOTAL KOREA (SOUTH)		102,894
Luxembourg - 0.3%
Brait SA	6,048,833	29,465
Mexico - 0.2%
Alsea S.A.B. de CV	7,662,195	23,831
Netherlands - 3.3%
AEGON NV	5,028,800	40,014
ASML Holding NV	772,233	73,084
European Aeronautic Defence and Space Co. (EADS) NV	176,700	12,142
Koninklijke Ahold NV	2,412,842	45,930
Koninklijke Philips Electronics NV	2,496,700	88,235
Randstad Holding NV	717,740	44,296
Royal DSM NV	536,200	40,617
Yandex NV (a)	861,400	31,751
TOTAL NETHERLANDS		376,069
New Zealand - 0.4%
Ryman Healthcare Group Ltd.	7,311,565	45,597
Norway - 1.0%
DNB ASA	6,068,755	107,551
Common Stocks - continued
	Shares	Value (000s)
Philippines - 0.1%
Alliance Global Group, Inc.	26,741,800	$ 16,306
Russia - 0.5%
Mobile TeleSystems OJSC sponsored ADR	2,313,400	52,746
Singapore - 0.4%
Global Logistic Properties Ltd.	16,214,205	40,333
South Africa - 1.1%
Naspers Ltd. Class N	1,302,700	121,851
Spain - 3.6%
Amadeus IT Holding SA Class A	1,319,900	49,014
Antena 3 de Television SA	1,515,400	25,411
Banco Bilbao Vizcaya Argentaria SA	12,546,524	146,630
Criteria CaixaCorp SA	4,210,900	21,892
Distribuidora Internacional de Alimentacion SA	5,726,396	52,349
Grifols SA ADR	1,208,550	36,450
Inditex SA (d)	481,679	79,134
TOTAL SPAIN		410,880
Sweden - 4.1%
ASSA ABLOY AB (B Shares)	1,783,400	88,536
Intrum Justitia AB	1,835,800	48,869
Investment AB Kinnevik (B Shares)	2,363,300	87,091
Nordea Bank AB	6,100,600	78,140
Svenska Cellulosa AB (SCA) (B Shares)	3,591,900	101,991
Svenska Handelsbanken AB (A Shares)	1,258,200	57,007
TOTAL SWEDEN		461,634
Switzerland - 6.4%
Credit Suisse Group	1,039,246	32,329
Lonza Group AG	476,868	42,623
Partners Group Holding AG	230,056	59,609
Roche Holding AG (participation certificate)	821,773	227,506
Schindler Holding AG (participation certificate)	260,065	36,888
SGS SA (Reg.)	7,770	18,206
Swatch Group AG (Bearer)	36,702	23,481
Syngenta AG (Switzerland)	179,374	72,398
UBS AG	8,311,378	160,751
Zurich Insurance Group AG	180,481	49,907
TOTAL SWITZERLAND		723,698
Common Stocks - continued
	Shares	Value (000s)
Taiwan - 0.6%
ECLAT Textile Co. Ltd.	2,457,180	$ 27,005
Taiwan Semiconductor Manufacturing Co. Ltd.	11,289,000	41,528
TOTAL TAIWAN		68,533
United Kingdom - 15.9%
Aberdeen Asset Management PLC	5,975,132	42,432
Alabama Noor Hospitals Group PLC (a)	1,829,400	24,933
Associated British Foods PLC	1,571,500	57,123
Barclays PLC	22,636,113	95,241
BG Group PLC	3,923,700	80,119
BHP Billiton PLC	2,080,582	64,204
British American Tobacco PLC (United Kingdom)	881,200	48,618
Croda International PLC	630,000	24,607
Diageo PLC	4,394,219	140,077
Foxtons Group PLC	2,178,500	11,134
Hikma Pharmaceuticals PLC	3,197,720	61,578
HSBC Holdings PLC (United Kingdom)	12,266,193	134,454
Intertek Group PLC	893,600	47,741
ITV PLC	11,642,037	35,635
Jazztel PLC (a)	4,681,964	51,364
Legal & General Group PLC	26,720,558	92,671
Liberty Global PLC Class A (a)	610,800	47,868
London Stock Exchange Group PLC	1,729,000	45,521
Meggitt PLC	6,842,366	62,809
Next PLC	781,744	68,250
Ocado Group PLC (a)	8,103,297	56,389
Persimmon PLC	2,082,200	42,233
Reckitt Benckiser Group PLC	788,600	61,300
Rolls-Royce Group PLC	4,197,715	77,402
Rotork PLC	717,800	32,951
Royal Mail PLC	788,800	7,083
SABMiller PLC	1,478,600	77,145
Taylor Wimpey PLC	18,277,100	32,295
The Restaurant Group PLC	1,992,100	18,398
Ultra Electronics Holdings PLC	614,667	19,061
Vodafone Group PLC	36,632,743	134,177
TOTAL UNITED KINGDOM		1,794,813
United States of America - 2.7%
Beam, Inc.	387,400	26,072
Google, Inc. Class A (a)	60,100	61,938
Illumina, Inc. (a)	12,500	1,169
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
MasterCard, Inc. Class A	160,100	$ 114,808
McGraw-Hill Companies, Inc.	488,400	34,032
Sohu.com, Inc. (a)	313,700	21,005
Visa, Inc. Class A	260,000	51,134
TOTAL UNITED STATES OF AMERICA		310,158
TOTAL COMMON STOCKS (Cost $8,462,801)		10,703,033
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Volkswagen AG	650,200	165,262
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	361,003,490	579
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $133,620)		165,841
Government Obligations - 0.1%
Principal Amount (000s)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.04% 1/2/14 (e) (Cost $6,960)	$ 6,960	6,960
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	431,996,301	431,996
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	22,072,034	22,072
TOTAL MONEY MARKET FUNDS (Cost $454,068)		454,068
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $9,057,449)		11,329,902
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(35,016)
NET ASSETS - 100%		$ 11,294,886
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,572 Nikkei 225 Index Contracts (Japan)	Dec. 2013	$ 113,695	$ 4,238

The face value of futures purchased as a percentage of net assets is 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,960,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 420
Fidelity Securities Lending Cash Central Fund	5,441
Total	$ 5,861
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boyner Buyuk Magazacilik A/S	$ 10,764	$ -	$ 16,020	$ -	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,843,308	$ 1,414,445	$ 418,062	$ 10,801
Consumer Staples	1,147,236	582,788	564,448	-
Energy	441,636	267,909	173,727	-
Financials	2,821,082	1,658,069	1,163,013	-
Health Care	1,087,724	771,553	316,171	-
Industrials	1,451,790	1,132,697	319,093	-
Information Technology	867,159	575,926	291,233	-
Materials	577,937	441,335	136,602	-
Telecommunication Services	565,743	162,001	403,742	-
Utilities	65,259	65,259	-	-
Government Obligations	6,960	-	6,960	-
Money Market Funds	454,068	454,068	-	-
Total Investments in Securities:	$ 11,329,902	$ 7,526,050	$ 3,793,051	$ 10,801
Derivative Instruments:
Assets
Futures Contracts	$ 4,238	$ 4,238	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 712,449
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 4,238	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $21,646) - See accompanying schedule: Unaffiliated issuers (cost $8,603,381)	$ 10,875,834
Fidelity Central Funds (cost $454,068)	454,068
Total Investments (cost $9,057,449)		$ 11,329,902
Foreign currency held at value (cost $934)		924
Receivable for investments sold		8,555
Receivable for fund shares sold		7,336
Dividends receivable		20,216
Distributions receivable from Fidelity Central Funds		122
Prepaid expenses		35
Other receivables		4,081
Total assets		11,371,171

Liabilities
Payable for investments purchased	$ 38,436
Payable for fund shares redeemed	5,719
Accrued management fee	6,631
Distribution and service plan fees payable	128
Payable for daily variation margin for derivative instruments	983
Other affiliated payables	1,581
Other payables and accrued expenses	735
Collateral on securities loaned, at value	22,072
Total liabilities		76,285

Net Assets		$ 11,294,886
Net Assets consist of:
Paid in capital		$ 9,866,929
Undistributed net investment income		131,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(979,010)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,275,537
Net Assets		$ 11,294,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($346,717.68 ÷ 8,780.120 shares)	$ 39.49

Maximum offering price per share (100/94.25 of $39.49)	$ 41.90
Class T: Net Asset Value and redemption price per share ($53,183.51 ÷ 1,355.789 shares)	$ 39.23

Maximum offering price per share (100/96.50 of $39.23)	$ 40.65
Class B: Net Asset Value and offering price per share ($6,686.96 ÷ 171.088 shares)A	$ 39.08

Class C: Net Asset Value and offering price per share ($36,470.54 ÷ 933.457 shares)A	$ 39.07

International Discovery: Net Asset Value, offering price and redemption price per share ($7,799,575.78 ÷ 195,853.386 shares)	$ 39.82

Class K: Net Asset Value, offering price and redemption price per share ($2,576,018.46 ÷ 64,786.777 shares)	$ 39.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($476,126.48 ÷ 11,975.218 shares)	$ 39.76

Class Z: Net Asset Value, offering price and redemption price per share ($106.86 ÷ 2.687 shares)	$ 39.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2013

Investment Income
Dividends		$ 233,738
Interest		3
Income from Fidelity Central Funds		5,861
Income before foreign taxes withheld		239,602
Less foreign taxes withheld		(17,198)
Total income		222,404

Expenses
Management fee Basic fee	$ 67,899
Performance adjustment	6,089
Transfer agent fees	16,474
Distribution and service plan fees	1,432
Accounting and security lending fees	1,778
Custodian fees and expenses	1,352
Independent trustees' compensation	54
Registration fees	215
Audit	119
Legal	24
Miscellaneous	76
Total expenses before reductions	95,512
Expense reductions	(2,311)	93,201
Net investment income (loss)		129,203
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	671,713
Other affiliated issuers	4,258
Foreign currency transactions	(1,963)
Futures contracts	51,368
Total net realized gain (loss)		725,376
Change in net unrealized appreciation (depreciation) on: Investment securities	1,459,188
Assets and liabilities in foreign currencies	(54)
Futures contracts	4,238
Total change in net unrealized appreciation (depreciation)		1,463,372
Net gain (loss)		2,188,748
Net increase (decrease) in net assets resulting from operations		$ 2,317,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 129,203	$ 143,212
Net realized gain (loss)	725,376	(207,579)
Change in net unrealized appreciation (depreciation)	1,463,372	762,141
Net increase (decrease) in net assets resulting from operations	2,317,951	697,774
Distributions to shareholders from net investment income	(146,031)	(118,968)
Distributions to shareholders from net realized gain	(8,413)	-
Total distributions	(154,444)	(118,968)
Share transactions - net increase (decrease)	714,712	(915,362)
Redemption fees	128	128
Total increase (decrease) in net assets	2,878,347	(336,428)

Net Assets
Beginning of period	8,416,539	8,752,967
End of period (including undistributed net investment income of $131,430 and undistributed net investment income of $126,507, respectively)	$ 11,294,886	$ 8,416,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.66	$ 29.43	$ 32.07	$ 28.57	$ 23.68
Income from Investment Operations
Net investment income (loss) C	.34	.41	.42	.31	.31
Net realized and unrealized gain (loss)	7.97	2.11	(2.52)	3.51	4.84
Total from investment operations	8.31	2.52	(2.10)	3.82	5.15
Distributions from net investment income	(.45)	(.29)	(.38)	(.28)	(.26)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.48)	(.29)	(.54)	(.32)	(.26)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.49	$ 31.66	$ 29.43	$ 32.07	$ 28.57
Total Return A,B	26.59%	8.70%	(6.71)%	13.43%	22.14%
Ratios to Average Net Assets D,F
Expenses before reductions	1.35%	1.34%	1.30%	1.33%	1.37%
Expenses net of fee waivers, if any	1.35%	1.34%	1.29%	1.33%	1.37%
Expenses net of all reductions	1.33%	1.31%	1.25%	1.28%	1.32%
Net investment income (loss)	.97%	1.41%	1.31%	1.06%	1.28%
Supplemental Data
Net assets, end of period (in millions)	$ 347	$ 299	$ 320	$ 392	$ 414
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.42	$ 29.18	$ 31.81	$ 28.35	$ 23.49
Income from Investment Operations
Net investment income (loss) C	.26	.34	.34	.23	.24
Net realized and unrealized gain (loss)	7.92	2.09	(2.51)	3.48	4.81
Total from investment operations	8.18	2.43	(2.17)	3.71	5.05
Distributions from net investment income	(.34)	(.19)	(.30)	(.21)	(.19)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.37)	(.19)	(.46)	(.25)	(.19)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.23	$ 31.42	$ 29.18	$ 31.81	$ 28.35
Total Return A,B	26.31%	8.41%	(6.96)%	13.14%	21.79%
Ratios to Average Net Assets D,F
Expenses before reductions	1.59%	1.59%	1.56%	1.60%	1.65%
Expenses net of fee waivers, if any	1.59%	1.59%	1.55%	1.60%	1.65%
Expenses net of all reductions	1.57%	1.56%	1.51%	1.56%	1.60%
Net investment income (loss)	.73%	1.16%	1.05%	.79%	1.00%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 46	$ 61	$ 92	$ 83
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.28	$ 29.02	$ 31.60	$ 28.18	$ 23.25
Income from Investment Operations
Net investment income (loss) C	.08	.19	.17	.08	.12
Net realized and unrealized gain (loss)	7.90	2.09	(2.48)	3.44	4.81
Total from investment operations	7.98	2.28	(2.31)	3.52	4.93
Distributions from net investment income	(.15)	(.02)	(.12)	(.06)	-
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.18)	(.02)	(.27) H	(.10)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.08	$ 31.28	$ 29.02	$ 31.60	$ 28.18
Total Return A,B	25.64%	7.85%	(7.39)%	12.52%	21.20%
Ratios to Average Net Assets D,F
Expenses before reductions	2.10%	2.09%	2.06%	2.12%	2.16%
Expenses net of fee waivers, if any	2.10%	2.09%	2.06%	2.12%	2.16%
Expenses net of all reductions	2.08%	2.06%	2.02%	2.08%	2.11%
Net investment income (loss)	.22%	.66%	.54%	.27%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 7	$ 8	$ 10	$ 14	$ 16
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.32	$ 29.08	$ 31.68	$ 28.23	$ 23.31
Income from Investment Operations
Net investment income (loss) C	.08	.19	.18	.09	.12
Net realized and unrealized gain (loss)	7.90	2.09	(2.49)	3.45	4.82
Total from investment operations	7.98	2.28	(2.31)	3.54	4.94
Distributions from net investment income	(.20)	(.04)	(.14)	(.05)	(.02)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.23)	(.04)	(.29) H	(.09)	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.07	$ 31.32	$ 29.08	$ 31.68	$ 28.23
Total Return A,B	25.65%	7.86%	(7.37)%	12.54%	21.22%
Ratios to Average Net Assets D,F
Expenses before reductions	2.10%	2.09%	2.05%	2.09%	2.14%
Expenses net of fee waivers, if any	2.09%	2.09%	2.04%	2.09%	2.14%
Expenses net of all reductions	2.07%	2.06%	2.00%	2.05%	2.09%
Net investment income (loss)	.23%	.66%	.56%	.30%	.51%
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 30	$ 33	$ 44	$ 43
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.91	$ 29.69	$ 32.34	$ 28.79	$ 23.88
Income from Investment Operations
Net investment income (loss) B	.47	.51	.53	.40	.37
Net realized and unrealized gain (loss)	8.02	2.12	(2.54)	3.54	4.88
Total from investment operations	8.49	2.63	(2.01)	3.94	5.25
Distributions from net investment income	(.55)	(.41)	(.48)	(.35)	(.34)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.58)	(.41)	(.64)	(.39)	(.34)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.82	$ 31.91	$ 29.69	$ 32.34	$ 28.79
Total Return A	27.03%	9.03%	(6.39)%	13.76%	22.47%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	1.01%	.97%	1.05%	1.12%
Expenses net of fee waivers, if any	1.00%	1.01%	.96%	1.05%	1.12%
Expenses net of all reductions	.98%	.98%	.92%	1.00%	1.07%
Net investment income (loss)	1.32%	1.73%	1.64%	1.35%	1.53%
Supplemental Data
Net assets, end of period (in millions)	$ 7,800	$ 5,965	$ 6,806	$ 8,133	$ 8,114
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.87	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Income from Investment Operations
Net investment income (loss) B	.52	.57	.58	.46	.44
Net realized and unrealized gain (loss)	8.01	2.11	(2.54)	3.53	4.86
Total from investment operations	8.53	2.68	(1.96)	3.99	5.30
Distributions from net investment income	(.61)	(.47)	(.55)	(.41)	(.42)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.64)	(.47)	(.70) G	(.45)	(.42)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.76	$ 31.87	$ 29.66	$ 32.32	$ 28.78
Total Return A	27.23%	9.24%	(6.24)%	13.96%	22.80%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.83%	.80%	.84%	.88%
Expenses net of fee waivers, if any	.85%	.83%	.79%	.84%	.88%
Expenses net of all reductions	.83%	.80%	.75%	.79%	.83%
Net investment income (loss)	1.47%	1.91%	1.81%	1.55%	1.77%
Supplemental Data
Net assets, end of period (in millions)	$ 2,576	$ 1,776	$ 1,245	$ 1,078	$ 674
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.87	$ 29.65	$ 32.31	$ 28.77	$ 23.91
Income from Investment Operations
Net investment income (loss) B	.47	.52	.54	.41	.39
Net realized and unrealized gain (loss)	8.01	2.11	(2.55)	3.55	4.86
Total from investment operations	8.48	2.63	(2.01)	3.96	5.25
Distributions from net investment income	(.56)	(.41)	(.50)	(.38)	(.39)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.59)	(.41)	(.65) G	(.42)	(.39)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.76	$ 31.87	$ 29.65	$ 32.31	$ 28.77
Total Return A	27.03%	9.07%	(6.39)%	13.84%	22.52%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	1.00%	.95%	.99%	1.05%
Expenses net of fee waivers, if any	1.00%	1.00%	.94%	.99%	1.05%
Expenses net of all reductions	.97%	.97%	.90%	.95%	1.00%
Net investment income (loss)	1.33%	1.75%	1.66%	1.40%	1.60%
Supplemental Data
Net assets, end of period (in millions)	$ 476	$ 294	$ 278	$ 319	$ 267
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.22
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	2.48
Total from investment operations	2.55
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 39.77
Total Return B,C	6.85%
Ratios to Average Net Assets E,H
Expenses before reductions	.85% A
Expenses net of fee waivers, if any	.85% A
Expenses net of all reductions	.83% A
Net investment income (loss)	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate F	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,288,825
Gross unrealized depreciation	(128,376)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,160,449

Tax Cost	$ 9,169,453

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 219,779
Capital loss carryforward	$ (950,903)
Net unrealized appreciation (depreciation)	$ 2,159,295

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (950,903)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 154,444	$ 118,968

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $51,368 and a change in net unrealized appreciation (depreciation) of $4,238 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,591,378 and $5,993,057, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 796	$ 9
Class T	.25%	.25%	243	2
Class B	.75%	.25%	69	52
Class C	.75%	.25%	324	25
			$ 1,432	$ 88

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 56
Class T	5
Class B*	9
Class C*	2
$ 72

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 954.30
Class T	141.29
Class B	21.30
Class C	96.29
International Discovery	13,480.20
Class K	1,069.05
Institutional Class	713.19
Class Z	-*	.05**
	$ 16,474

* Amount represents eleven dollars.

** Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,441, including $40 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the following class' operating expense.

During the period, this reimbursement reduced expenses as follows:

Reimbursement
International Discovery	$ 10
Class K	3
Institutional Class	1
$ 14

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,236 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $61.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 4,138	$ 3,123
Class T	492	388
Class B	34	6
Class C	186	44
International Discovery	101,466	90,633
Class K	34,651	20,917
Institutional Class	5,064	3,857
Total	$ 146,031	$ 118,968
From net realized gain
Class A	$ 297	$ -
Class T	46	-
Class B	7	-
Class C	30	-
International Discovery	5,914	-
Class K	1,827	-
Institutional Class	292	-
Total	$ 8,413	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	1,772	1,927	$ 62,186	$ 56,732
Reinvestment of distributions	132	101	4,249	2,828
Shares redeemed	(2,553)	(3,468)	(88,988)	(100,935)
Net increase (decrease)	(649)	(1,440)	$ (22,553)	$ (41,375)
Class T
Shares sold	227	220	$ 7,911	$ 6,409
Reinvestment of distributions	16	13	512	369
Shares redeemed	(347)	(860)	(11,997)	(25,207)
Net increase (decrease)	(104)	(627)	$ (3,574)	$ (18,429)
Class B
Shares sold	4	3	$ 137	$ 87
Reinvestment of distributions	1	-	39	5
Shares redeemed	(75)	(113)	(2,570)	(3,297)
Net increase (decrease)	(70)	(110)	$ (2,394)	$ (3,205)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class C
Shares sold	184	212	$ 6,532	$ 6,111
Reinvestment of distributions	6	1	193	39
Shares redeemed	(207)	(395)	(7,250)	(11,440)
Net increase (decrease)	(17)	(182)	$ (525)	$ (5,290)
International Discovery
Shares sold	37,338	20,324	$ 1,332,523	$ 608,478
Reinvestment of distributions	3,176	3,081	102,608	86,858
Shares redeemed	(31,569)	(65,748)	(1,103,313)	(1,937,202)
Net increase (decrease)	8,945	(42,343)	$ 331,818	$ (1,241,866)
Class K
Shares sold	19,989	26,836	$ 699,723	$ 788,860
Reinvestment of distributions	1,132	744	36,478	20,917
Shares redeemed	(12,053)	(13,817)	(423,712)	(410,022)
Net increase (decrease)	9,068	13,763	$ 312,489	$ 399,755
Institutional Class
Shares sold	4,893	2,049	$ 175,669	$ 59,460
Reinvestment of distributions	68	53	2,182	1,502
Shares redeemed	(2,219)	(2,256)	(78,500)	(65,914)
Net increase (decrease)	2,742	(154)	$ 99,351	$ (4,952)
Class Z
Shares sold	3	-	$ 100	$ -
Net increase (decrease)	3	-	$ 100	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/09/13	12/06/13	$0.526	$0.311

Class K designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
K Class	12/10/12	$0.554	$0.026

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

IGI-K-UANN-1213
1.863305.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Discovery

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® International Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	19.31%	10.88%	7.79%
Class T (incl. 3.50% sales charge) B, E	21.89%	11.12%	7.75%
Class B (incl. contingent deferred sales charge) C, E	20.64%	11.08%	7.80%
Class C (incl. contingent deferred sales charge) D , E	24.65%	11.36%	7.68%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005, are those of Fidelity® International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to January 6, 2005, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005, are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to January 6, 2005, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005, are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to January 6, 2005, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005, are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to January 6, 2005, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0% respectively.

E Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Class A on October 31, 2003 and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period. See footnote A on the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor® International Discovery Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 26.59%, 26.31%, 25.64% and 25.65%, respectively (excluding sales charges), compared with the 27.02% gain of its benchmark, the MSCI® EAFE® Index. Security selection aided relative performance, with notable outperformance in the U.K. and Japan. Positioning in the Asia Pacific ex Japan region and the materials sector also contributed, as did security selection in information technology. Top individual contributors included U.K.-based online-only supermarket Ocado Group, an out-of-index position that rallied after the company significantly expanded its business capacity. An overweighting in real estate leasing company ORIX stood out, as improved economic activity drove up real estate prices in Japan. By contrast, stock picks in core European countries, emerging markets and the automobiles & components segment of consumer discretionary detracted, along with a small cash position in an up market. Individual disappointments included Housing Development Finance, a large mortgage provider in India, whose stock declined along with the Indian rupee. An average underweighting in Toyota Motor also hurt, as the weakening yen combined with the company's market-share increases to propel the stock higher.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.34%
Actual		$ 1,000.00	$ 1,089.10	$ 7.06 C
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82 D
Class T	1.58%
Actual		$ 1,000.00	$ 1,087.90	$ 8.31 C
HypotheticalA		$ 1,000.00	$ 1,017.24	$ 8.03 D
Class B	2.09%
Actual		$ 1,000.00	$ 1,085.00	$ 10.98 C
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61 D
Class C	2.09%
Actual		$ 1,000.00	$ 1,085.30	$ 10.99 C
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61 D
International Discovery	.99%
Actual		$ 1,000.00	$ 1,091.00	$ 5.22 C
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04 D
Class K	.85%
Actual		$ 1,000.00	$ 1,092.00	$ 4.48 C
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33 D
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,091.10	$ 5.22 C
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04 D
Class Z	.85%
Actual		$ 1,000.00	$ 1,068.50	$ 1.93 C
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

Annual Report

Shareholder Expense Example - continued

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan 18.2%
United Kingdom 15.9%
France 10.9%
Germany 8.7%
Switzerland 6.4%
United States of America* 5.5%
Sweden 4.1%
Spain 3.6%
Netherlands 3.3%
Other 23.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of April 30, 2013
Japan 20.5%
United Kingdom 16.1%
France 9.7%
Germany 7.5%
Switzerland 6.3%
United States of America* 5.2%
Australia 3.9%
Sweden 2.7%
Netherlands 2.5%
Other 25.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.2	96.6
Short-Term Investments and Net Other Assets (Liabilities)	2.8	3.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	1.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.8	1.6
Bayer AG (Germany, Pharmaceuticals)	1.6	0.8
Toyota Motor Corp. (Japan, Automobiles)	1.6	0.7
Total SA (France, Oil, Gas & Consumable Fuels)	1.5	0.0
Volkswagen AG (Germany, Automobiles)	1.5	0.7
UBS AG (Switzerland, Capital Markets)	1.4	1.1
ORIX Corp. (Japan, Diversified Financial Services)	1.4	1.1
SoftBank Corp. (Japan, Wireless Telecommunication Services)	1.4	0.6
Banco Bilbao Vizcaya Argentaria SA (Spain, Commercial Banks)	1.3	0.7
	15.5
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	24.3
Consumer Discretionary	16.4	16.5
Industrials	13.0	12.1
Consumer Staples	10.1	11.3
Health Care	9.5	8.9
Information Technology	7.7	7.5
Materials	5.2	5.7
Telecommunication Services	5.1	4.1
Energy	3.8	3.0
Utilities	0.6	1.1

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (000s)
Australia - 3.2%
Ansell Ltd.	2,268,950	$ 41,796
Australia & New Zealand Banking Group Ltd.	6,493,040	207,673
Ramsay Health Care Ltd.	1,619,364	59,385
Woodside Petroleum Ltd.	1,461,485	53,623
TOTAL AUSTRALIA		362,477
Austria - 0.2%
Andritz AG	455,300	28,047
Bailiwick of Jersey - 2.6%
Experian PLC	6,115,400	124,529
Wolseley PLC	1,508,304	81,283
WPP PLC	3,996,700	84,910
TOTAL BAILIWICK OF JERSEY		290,722
Belgium - 2.1%
Anheuser-Busch InBev SA NV	1,183,927	122,730
KBC Groupe SA	2,102,810	114,632
TOTAL BELGIUM		237,362
Bermuda - 0.3%
Cheung Kong Infrastructure Holdings Ltd.	5,048,000	35,127
Brazil - 0.1%
Arezzo Industria e Comercio SA	1,051,500	15,724
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (Reg. S)	1,193,800	44,027
Canada - 1.0%
Constellation Software, Inc.	159,200	29,002
InterOil Corp. (a)(d)	204,400	14,196
Suncor Energy, Inc.	2,012,600	73,138
TOTAL CANADA		116,336
Cayman Islands - 1.2%
Baidu.com, Inc. sponsored ADR (a)	123,100	19,807
Cimc Enric Holdings Ltd.	16,316,000	22,981
ENN Energy Holdings Ltd.	5,084,000	30,132
Eurasia Drilling Co. Ltd. GDR (Reg. S)	630,200	26,689
Greatview Aseptic Pack Co. Ltd.	26,392,000	16,612
Sands China Ltd.	1,460,800	10,382
Youku Tudou, Inc. ADR (a)(d)	300,200	8,177
TOTAL CAYMAN ISLANDS		134,780
Common Stocks - continued
	Shares	Value (000s)
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	529,830	$ 597
Denmark - 0.6%
Novo Nordisk A/S Series B	396,489	66,036
Finland - 0.7%
Sampo Oyj (A Shares)	1,739,800	82,418
France - 10.9%
Arkema SA	487,670	55,368
Atos Origin SA	388,851	33,198
AXA SA	5,364,600	134,022
BNP Paribas SA	1,544,345	114,361
Bureau Veritas SA	1,413,000	42,667
Danone SA	905,500	67,152
Edenred SA	1,177,900	40,022
Havas SA	5,201,268	43,333
Iliad SA	213,972	48,924
Kering SA	373,000	84,753
Lafarge SA (Bearer) (d)	605,900	41,939
LVMH Moet Hennessy - Louis Vuitton SA	612,502	117,924
Sanofi SA	890,979	94,999
Schneider Electric SA	1,383,800	116,583
Technip SA	192,300	20,144
Total SA	2,831,600	173,727
TOTAL FRANCE		1,229,116
Germany - 7.2%
Aareal Bank AG (a)	1,044,895	40,185
adidas AG	541,900	61,863
BASF AG	1,265,455	131,663
Bayer AG	1,471,500	182,890
Brenntag AG	444,700	75,353
GEA Group AG	1,254,770	54,602
GSW Immobilien AG	430,481	20,019
HeidelbergCement Finance AG	860,300	67,818
KION Group AG (a)	577,867	23,538
LEG Immobilien AG	184,948	10,547
Siemens AG	1,110,885	141,963
TOTAL GERMANY		810,441
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - 1.8%
AIA Group Ltd.	20,789,200	$ 105,515
Techtronic Industries Co. Ltd.	39,683,000	99,809
TOTAL HONG KONG		205,324
India - 0.6%
Housing Development Finance Corp. Ltd.	3,139,461	43,561
United Spirits Ltd.	444,545	18,569
TOTAL INDIA		62,130
Indonesia - 0.1%
PT Tower Bersama Infrastructure Tbk	17,734,500	8,967
Ireland - 2.0%
Actavis PLC (a)	308,100	47,626
Bank of Ireland (a)	146,718,100	53,399
James Hardie Industries PLC CDI	6,070,470	62,711
Kerry Group PLC Class A	945,600	60,555
TOTAL IRELAND		224,291
Italy - 1.0%
De Longhi SpA	2,248,100	34,797
Moleskine SpA	4,183,000	10,223
Tod's SpA	117,793	19,624
UniCredit SpA	3,689,800	27,754
World Duty Free SpA (a)	2,253,904	24,972
TOTAL ITALY		117,370
Japan - 17.2%
ABC-MART, Inc.	826,300	41,324
Aozora Bank Ltd.	16,056,000	46,675
ARNEST ONE Corp. (d)	306,200	8,395
Astellas Pharma, Inc.	768,700	42,852
Cosmos Pharmaceutical Corp.	245,800	29,946
Daikin Industries Ltd.	1,089,400	62,677
Don Quijote Co. Ltd.	1,818,400	121,044
Hajime Construction Co. Ltd.	34,900	2,406
Hitachi Ltd.	5,121,000	35,822
Japan Exchange Group, Inc.	2,589,500	60,201
Japan Tobacco, Inc.	3,948,700	142,879
Kakaku.com, Inc.	1,903,000	36,807
KDDI Corp.	2,082,700	112,792
Keyence Corp.	304,060	130,317
Leopalace21 Corp. (a)	6,899,700	47,901
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Miraca Holdings, Inc.	196,700	$ 8,863
Mitsubishi UFJ Financial Group, Inc.	18,169,200	115,706
Nomura Real Estate Holdings, Inc.	563,300	14,252
Omron Corp.	1,225,300	46,759
ORIX Corp.	9,072,900	157,152
Park24 Co. Ltd.	1,342,800	26,218
Rakuten, Inc.	5,237,700	68,245
Santen Pharmaceutical Co. Ltd.	1,166,900	59,239
Seven & i Holdings Co., Ltd.	2,167,000	80,198
Shinsei Bank Ltd.	24,904,000	58,308
Ship Healthcare Holdings, Inc.	1,076,700	44,182
SoftBank Corp.	2,099,300	156,773
Toyota Motor Corp.	2,789,300	180,853
USS Co. Ltd.	450,400	6,596
TOTAL JAPAN		1,945,382
Korea (South) - 0.9%
Hyundai Motor Co.	206,848	49,311
NHN Corp.	69,296	38,981
Orion Corp.	14,973	14,602
TOTAL KOREA (SOUTH)		102,894
Luxembourg - 0.3%
Brait SA	6,048,833	29,465
Mexico - 0.2%
Alsea S.A.B. de CV	7,662,195	23,831
Netherlands - 3.3%
AEGON NV	5,028,800	40,014
ASML Holding NV	772,233	73,084
European Aeronautic Defence and Space Co. (EADS) NV	176,700	12,142
Koninklijke Ahold NV	2,412,842	45,930
Koninklijke Philips Electronics NV	2,496,700	88,235
Randstad Holding NV	717,740	44,296
Royal DSM NV	536,200	40,617
Yandex NV (a)	861,400	31,751
TOTAL NETHERLANDS		376,069
New Zealand - 0.4%
Ryman Healthcare Group Ltd.	7,311,565	45,597
Norway - 1.0%
DNB ASA	6,068,755	107,551
Common Stocks - continued
	Shares	Value (000s)
Philippines - 0.1%
Alliance Global Group, Inc.	26,741,800	$ 16,306
Russia - 0.5%
Mobile TeleSystems OJSC sponsored ADR	2,313,400	52,746
Singapore - 0.4%
Global Logistic Properties Ltd.	16,214,205	40,333
South Africa - 1.1%
Naspers Ltd. Class N	1,302,700	121,851
Spain - 3.6%
Amadeus IT Holding SA Class A	1,319,900	49,014
Antena 3 de Television SA	1,515,400	25,411
Banco Bilbao Vizcaya Argentaria SA	12,546,524	146,630
Criteria CaixaCorp SA	4,210,900	21,892
Distribuidora Internacional de Alimentacion SA	5,726,396	52,349
Grifols SA ADR	1,208,550	36,450
Inditex SA (d)	481,679	79,134
TOTAL SPAIN		410,880
Sweden - 4.1%
ASSA ABLOY AB (B Shares)	1,783,400	88,536
Intrum Justitia AB	1,835,800	48,869
Investment AB Kinnevik (B Shares)	2,363,300	87,091
Nordea Bank AB	6,100,600	78,140
Svenska Cellulosa AB (SCA) (B Shares)	3,591,900	101,991
Svenska Handelsbanken AB (A Shares)	1,258,200	57,007
TOTAL SWEDEN		461,634
Switzerland - 6.4%
Credit Suisse Group	1,039,246	32,329
Lonza Group AG	476,868	42,623
Partners Group Holding AG	230,056	59,609
Roche Holding AG (participation certificate)	821,773	227,506
Schindler Holding AG (participation certificate)	260,065	36,888
SGS SA (Reg.)	7,770	18,206
Swatch Group AG (Bearer)	36,702	23,481
Syngenta AG (Switzerland)	179,374	72,398
UBS AG	8,311,378	160,751
Zurich Insurance Group AG	180,481	49,907
TOTAL SWITZERLAND		723,698
Common Stocks - continued
	Shares	Value (000s)
Taiwan - 0.6%
ECLAT Textile Co. Ltd.	2,457,180	$ 27,005
Taiwan Semiconductor Manufacturing Co. Ltd.	11,289,000	41,528
TOTAL TAIWAN		68,533
United Kingdom - 15.9%
Aberdeen Asset Management PLC	5,975,132	42,432
Alabama Noor Hospitals Group PLC (a)	1,829,400	24,933
Associated British Foods PLC	1,571,500	57,123
Barclays PLC	22,636,113	95,241
BG Group PLC	3,923,700	80,119
BHP Billiton PLC	2,080,582	64,204
British American Tobacco PLC (United Kingdom)	881,200	48,618
Croda International PLC	630,000	24,607
Diageo PLC	4,394,219	140,077
Foxtons Group PLC	2,178,500	11,134
Hikma Pharmaceuticals PLC	3,197,720	61,578
HSBC Holdings PLC (United Kingdom)	12,266,193	134,454
Intertek Group PLC	893,600	47,741
ITV PLC	11,642,037	35,635
Jazztel PLC (a)	4,681,964	51,364
Legal & General Group PLC	26,720,558	92,671
Liberty Global PLC Class A (a)	610,800	47,868
London Stock Exchange Group PLC	1,729,000	45,521
Meggitt PLC	6,842,366	62,809
Next PLC	781,744	68,250
Ocado Group PLC (a)	8,103,297	56,389
Persimmon PLC	2,082,200	42,233
Reckitt Benckiser Group PLC	788,600	61,300
Rolls-Royce Group PLC	4,197,715	77,402
Rotork PLC	717,800	32,951
Royal Mail PLC	788,800	7,083
SABMiller PLC	1,478,600	77,145
Taylor Wimpey PLC	18,277,100	32,295
The Restaurant Group PLC	1,992,100	18,398
Ultra Electronics Holdings PLC	614,667	19,061
Vodafone Group PLC	36,632,743	134,177
TOTAL UNITED KINGDOM		1,794,813
United States of America - 2.7%
Beam, Inc.	387,400	26,072
Google, Inc. Class A (a)	60,100	61,938
Illumina, Inc. (a)	12,500	1,169
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
MasterCard, Inc. Class A	160,100	$ 114,808
McGraw-Hill Companies, Inc.	488,400	34,032
Sohu.com, Inc. (a)	313,700	21,005
Visa, Inc. Class A	260,000	51,134
TOTAL UNITED STATES OF AMERICA		310,158
TOTAL COMMON STOCKS (Cost $8,462,801)		10,703,033
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Volkswagen AG	650,200	165,262
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	361,003,490	579
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $133,620)		165,841
Government Obligations - 0.1%
Principal Amount (000s)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.04% 1/2/14 (e) (Cost $6,960)	$ 6,960	6,960
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	431,996,301	431,996
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	22,072,034	22,072
TOTAL MONEY MARKET FUNDS (Cost $454,068)		454,068
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $9,057,449)		11,329,902
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(35,016)
NET ASSETS - 100%		$ 11,294,886
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,572 Nikkei 225 Index Contracts (Japan)	Dec. 2013	$ 113,695	$ 4,238

The face value of futures purchased as a percentage of net assets is 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,960,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 420
Fidelity Securities Lending Cash Central Fund	5,441
Total	$ 5,861
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boyner Buyuk Magazacilik A/S	$ 10,764	$ -	$ 16,020	$ -	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,843,308	$ 1,414,445	$ 418,062	$ 10,801
Consumer Staples	1,147,236	582,788	564,448	-
Energy	441,636	267,909	173,727	-
Financials	2,821,082	1,658,069	1,163,013	-
Health Care	1,087,724	771,553	316,171	-
Industrials	1,451,790	1,132,697	319,093	-
Information Technology	867,159	575,926	291,233	-
Materials	577,937	441,335	136,602	-
Telecommunication Services	565,743	162,001	403,742	-
Utilities	65,259	65,259	-	-
Government Obligations	6,960	-	6,960	-
Money Market Funds	454,068	454,068	-	-
Total Investments in Securities:	$ 11,329,902	$ 7,526,050	$ 3,793,051	$ 10,801
Derivative Instruments:
Assets
Futures Contracts	$ 4,238	$ 4,238	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 712,449
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 4,238	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $21,646) - See accompanying schedule: Unaffiliated issuers (cost $8,603,381)	$ 10,875,834
Fidelity Central Funds (cost $454,068)	454,068
Total Investments (cost $9,057,449)		$ 11,329,902
Foreign currency held at value (cost $934)		924
Receivable for investments sold		8,555
Receivable for fund shares sold		7,336
Dividends receivable		20,216
Distributions receivable from Fidelity Central Funds		122
Prepaid expenses		35
Other receivables		4,081
Total assets		11,371,171

Liabilities
Payable for investments purchased	$ 38,436
Payable for fund shares redeemed	5,719
Accrued management fee	6,631
Distribution and service plan fees payable	128
Payable for daily variation margin for derivative instruments	983
Other affiliated payables	1,581
Other payables and accrued expenses	735
Collateral on securities loaned, at value	22,072
Total liabilities		76,285

Net Assets		$ 11,294,886
Net Assets consist of:
Paid in capital		$ 9,866,929
Undistributed net investment income		131,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(979,010)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,275,537
Net Assets		$ 11,294,886
See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($346,717.68 ÷ 8,780.120 shares)	$ 39.49

Maximum offering price per share (100/94.25 of $39.49)	$ 41.90
Class T: Net Asset Value and redemption price per share ($53,183.51 ÷ 1,355.789 shares)	$ 39.23

Maximum offering price per share (100/96.50 of $39.23)	$ 40.65
Class B: Net Asset Value and offering price per share ($6,686.96 ÷ 171.088 shares)A	$ 39.08

Class C: Net Asset Value and offering price per share ($36,470.54 ÷ 933.457 shares)A	$ 39.07

International Discovery: Net Asset Value, offering price and redemption price per share ($7,799,575.78 ÷ 195,853.386 shares)	$ 39.82

Class K: Net Asset Value, offering price and redemption price per share ($2,576,018.46 ÷ 64,786.777 shares)	$ 39.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($476,126.48 ÷ 11,975.218 shares)	$ 39.76

Class Z: Net Asset Value, offering price and redemption price per share ($106.86 ÷ 2.687 shares)	$ 39.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2013

Investment Income
Dividends		$ 233,738
Interest		3
Income from Fidelity Central Funds		5,861
Income before foreign taxes withheld		239,602
Less foreign taxes withheld		(17,198)
Total income		222,404

Expenses
Management fee Basic fee	$ 67,899
Performance adjustment	6,089
Transfer agent fees	16,474
Distribution and service plan fees	1,432
Accounting and security lending fees	1,778
Custodian fees and expenses	1,352
Independent trustees' compensation	54
Registration fees	215
Audit	119
Legal	24
Miscellaneous	76
Total expenses before reductions	95,512
Expense reductions	(2,311)	93,201
Net investment income (loss)		129,203
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	671,713
Other affiliated issuers	4,258
Foreign currency transactions	(1,963)
Futures contracts	51,368
Total net realized gain (loss)		725,376
Change in net unrealized appreciation (depreciation) on: Investment securities	1,459,188
Assets and liabilities in foreign currencies	(54)
Futures contracts	4,238
Total change in net unrealized appreciation (depreciation)		1,463,372
Net gain (loss)		2,188,748
Net increase (decrease) in net assets resulting from operations		$ 2,317,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 129,203	$ 143,212
Net realized gain (loss)	725,376	(207,579)
Change in net unrealized appreciation (depreciation)	1,463,372	762,141
Net increase (decrease) in net assets resulting from operations	2,317,951	697,774
Distributions to shareholders from net investment income	(146,031)	(118,968)
Distributions to shareholders from net realized gain	(8,413)	-
Total distributions	(154,444)	(118,968)
Share transactions - net increase (decrease)	714,712	(915,362)
Redemption fees	128	128
Total increase (decrease) in net assets	2,878,347	(336,428)

Net Assets
Beginning of period	8,416,539	8,752,967
End of period (including undistributed net investment income of $131,430 and undistributed net investment income of $126,507, respectively)	$ 11,294,886	$ 8,416,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.66	$ 29.43	$ 32.07	$ 28.57	$ 23.68
Income from Investment Operations
Net investment income (loss) C	.34	.41	.42	.31	.31
Net realized and unrealized gain (loss)	7.97	2.11	(2.52)	3.51	4.84
Total from investment operations	8.31	2.52	(2.10)	3.82	5.15
Distributions from net investment income	(.45)	(.29)	(.38)	(.28)	(.26)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.48)	(.29)	(.54)	(.32)	(.26)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.49	$ 31.66	$ 29.43	$ 32.07	$ 28.57
Total Return A,B	26.59%	8.70%	(6.71)%	13.43%	22.14%
Ratios to Average Net Assets D,F
Expenses before reductions	1.35%	1.34%	1.30%	1.33%	1.37%
Expenses net of fee waivers, if any	1.35%	1.34%	1.29%	1.33%	1.37%
Expenses net of all reductions	1.33%	1.31%	1.25%	1.28%	1.32%
Net investment income (loss)	.97%	1.41%	1.31%	1.06%	1.28%
Supplemental Data
Net assets, end of period (in millions)	$ 347	$ 299	$ 320	$ 392	$ 414
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.42	$ 29.18	$ 31.81	$ 28.35	$ 23.49
Income from Investment Operations
Net investment income (loss) C	.26	.34	.34	.23	.24
Net realized and unrealized gain (loss)	7.92	2.09	(2.51)	3.48	4.81
Total from investment operations	8.18	2.43	(2.17)	3.71	5.05
Distributions from net investment income	(.34)	(.19)	(.30)	(.21)	(.19)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.37)	(.19)	(.46)	(.25)	(.19)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.23	$ 31.42	$ 29.18	$ 31.81	$ 28.35
Total Return A,B	26.31%	8.41%	(6.96)%	13.14%	21.79%
Ratios to Average Net Assets D,F
Expenses before reductions	1.59%	1.59%	1.56%	1.60%	1.65%
Expenses net of fee waivers, if any	1.59%	1.59%	1.55%	1.60%	1.65%
Expenses net of all reductions	1.57%	1.56%	1.51%	1.56%	1.60%
Net investment income (loss)	.73%	1.16%	1.05%	.79%	1.00%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 46	$ 61	$ 92	$ 83
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.28	$ 29.02	$ 31.60	$ 28.18	$ 23.25
Income from Investment Operations
Net investment income (loss) C	.08	.19	.17	.08	.12
Net realized and unrealized gain (loss)	7.90	2.09	(2.48)	3.44	4.81
Total from investment operations	7.98	2.28	(2.31)	3.52	4.93
Distributions from net investment income	(.15)	(.02)	(.12)	(.06)	-
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.18)	(.02)	(.27) H	(.10)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.08	$ 31.28	$ 29.02	$ 31.60	$ 28.18
Total Return A,B	25.64%	7.85%	(7.39)%	12.52%	21.20%
Ratios to Average Net Assets D,F
Expenses before reductions	2.10%	2.09%	2.06%	2.12%	2.16%
Expenses net of fee waivers, if any	2.10%	2.09%	2.06%	2.12%	2.16%
Expenses net of all reductions	2.08%	2.06%	2.02%	2.08%	2.11%
Net investment income (loss)	.22%	.66%	.54%	.27%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 7	$ 8	$ 10	$ 14	$ 16
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.32	$ 29.08	$ 31.68	$ 28.23	$ 23.31
Income from Investment Operations
Net investment income (loss) C	.08	.19	.18	.09	.12
Net realized and unrealized gain (loss)	7.90	2.09	(2.49)	3.45	4.82
Total from investment operations	7.98	2.28	(2.31)	3.54	4.94
Distributions from net investment income	(.20)	(.04)	(.14)	(.05)	(.02)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.23)	(.04)	(.29) H	(.09)	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.07	$ 31.32	$ 29.08	$ 31.68	$ 28.23
Total Return A,B	25.65%	7.86%	(7.37)%	12.54%	21.22%
Ratios to Average Net Assets D,F
Expenses before reductions	2.10%	2.09%	2.05%	2.09%	2.14%
Expenses net of fee waivers, if any	2.09%	2.09%	2.04%	2.09%	2.14%
Expenses net of all reductions	2.07%	2.06%	2.00%	2.05%	2.09%
Net investment income (loss)	.23%	.66%	.56%	.30%	.51%
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 30	$ 33	$ 44	$ 43
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.91	$ 29.69	$ 32.34	$ 28.79	$ 23.88
Income from Investment Operations
Net investment income (loss) B	.47	.51	.53	.40	.37
Net realized and unrealized gain (loss)	8.02	2.12	(2.54)	3.54	4.88
Total from investment operations	8.49	2.63	(2.01)	3.94	5.25
Distributions from net investment income	(.55)	(.41)	(.48)	(.35)	(.34)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.58)	(.41)	(.64)	(.39)	(.34)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.82	$ 31.91	$ 29.69	$ 32.34	$ 28.79
Total Return A	27.03%	9.03%	(6.39)%	13.76%	22.47%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	1.01%	.97%	1.05%	1.12%
Expenses net of fee waivers, if any	1.00%	1.01%	.96%	1.05%	1.12%
Expenses net of all reductions	.98%	.98%	.92%	1.00%	1.07%
Net investment income (loss)	1.32%	1.73%	1.64%	1.35%	1.53%
Supplemental Data
Net assets, end of period (in millions)	$ 7,800	$ 5,965	$ 6,806	$ 8,133	$ 8,114
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.87	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Income from Investment Operations
Net investment income (loss) B	.52	.57	.58	.46	.44
Net realized and unrealized gain (loss)	8.01	2.11	(2.54)	3.53	4.86
Total from investment operations	8.53	2.68	(1.96)	3.99	5.30
Distributions from net investment income	(.61)	(.47)	(.55)	(.41)	(.42)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.64)	(.47)	(.70) G	(.45)	(.42)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.76	$ 31.87	$ 29.66	$ 32.32	$ 28.78
Total Return A	27.23%	9.24%	(6.24)%	13.96%	22.80%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.83%	.80%	.84%	.88%
Expenses net of fee waivers, if any	.85%	.83%	.79%	.84%	.88%
Expenses net of all reductions	.83%	.80%	.75%	.79%	.83%
Net investment income (loss)	1.47%	1.91%	1.81%	1.55%	1.77%
Supplemental Data
Net assets, end of period (in millions)	$ 2,576	$ 1,776	$ 1,245	$ 1,078	$ 674
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.87	$ 29.65	$ 32.31	$ 28.77	$ 23.91
Income from Investment Operations
Net investment income (loss) B	.47	.52	.54	.41	.39
Net realized and unrealized gain (loss)	8.01	2.11	(2.55)	3.55	4.86
Total from investment operations	8.48	2.63	(2.01)	3.96	5.25
Distributions from net investment income	(.56)	(.41)	(.50)	(.38)	(.39)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.59)	(.41)	(.65) G	(.42)	(.39)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.76	$ 31.87	$ 29.65	$ 32.31	$ 28.77
Total Return A	27.03%	9.07%	(6.39)%	13.84%	22.52%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	1.00%	.95%	.99%	1.05%
Expenses net of fee waivers, if any	1.00%	1.00%	.94%	.99%	1.05%
Expenses net of all reductions	.97%	.97%	.90%	.95%	1.00%
Net investment income (loss)	1.33%	1.75%	1.66%	1.40%	1.60%
Supplemental Data
Net assets, end of period (in millions)	$ 476	$ 294	$ 278	$ 319	$ 267
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.22
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	2.48
Total from investment operations	2.55
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 39.77
Total Return B,C	6.85%
Ratios to Average Net Assets E,H
Expenses before reductions	.85% A
Expenses net of fee waivers, if any	.85% A
Expenses net of all reductions	.83% A
Net investment income (loss)	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate F	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,288,825
Gross unrealized depreciation	(128,376)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,160,449

Tax Cost	$ 9,169,453

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 219,779
Capital loss carryforward	$ (950,903)
Net unrealized appreciation (depreciation)	$ 2,159,295

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (950,903)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 154,444	$ 118,968

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $51,368 and a change in net unrealized appreciation (depreciation) of $4,238 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,591,378 and $5,993,057, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 796	$ 9
Class T	.25%	.25%	243	2
Class B	.75%	.25%	69	52
Class C	.75%	.25%	324	25
			$ 1,432	$ 88

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 56
Class T	5
Class B*	9
Class C*	2
$ 72

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 954.30
Class T	141.29
Class B	21.30
Class C	96.29
International Discovery	13,480.20
Class K	1,069.05
Institutional Class	713.19
Class Z	-*	.05**
	$ 16,474

* Amount represents eleven dollars.

** Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,441, including $40 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the following class' operating expense.

During the period, this reimbursement reduced expenses as follows:

Reimbursement
International Discovery	$ 10
Class K	3
Institutional Class	1
$ 14

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,236 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $61.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 4,138	$ 3,123
Class T	492	388
Class B	34	6
Class C	186	44
International Discovery	101,466	90,633
Class K	34,651	20,917
Institutional Class	5,064	3,857
Total	$ 146,031	$ 118,968
From net realized gain
Class A	$ 297	$ -
Class T	46	-
Class B	7	-
Class C	30	-
International Discovery	5,914	-
Class K	1,827	-
Institutional Class	292	-
Total	$ 8,413	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	1,772	1,927	$ 62,186	$ 56,732
Reinvestment of distributions	132	101	4,249	2,828
Shares redeemed	(2,553)	(3,468)	(88,988)	(100,935)
Net increase (decrease)	(649)	(1,440)	$ (22,553)	$ (41,375)
Class T
Shares sold	227	220	$ 7,911	$ 6,409
Reinvestment of distributions	16	13	512	369
Shares redeemed	(347)	(860)	(11,997)	(25,207)
Net increase (decrease)	(104)	(627)	$ (3,574)	$ (18,429)
Class B
Shares sold	4	3	$ 137	$ 87
Reinvestment of distributions	1	-	39	5
Shares redeemed	(75)	(113)	(2,570)	(3,297)
Net increase (decrease)	(70)	(110)	$ (2,394)	$ (3,205)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class C
Shares sold	184	212	$ 6,532	$ 6,111
Reinvestment of distributions	6	1	193	39
Shares redeemed	(207)	(395)	(7,250)	(11,440)
Net increase (decrease)	(17)	(182)	$ (525)	$ (5,290)
International Discovery
Shares sold	37,338	20,324	$ 1,332,523	$ 608,478
Reinvestment of distributions	3,176	3,081	102,608	86,858
Shares redeemed	(31,569)	(65,748)	(1,103,313)	(1,937,202)
Net increase (decrease)	8,945	(42,343)	$ 331,818	$ (1,241,866)
Class K
Shares sold	19,989	26,836	$ 699,723	$ 788,860
Reinvestment of distributions	1,132	744	36,478	20,917
Shares redeemed	(12,053)	(13,817)	(423,712)	(410,022)
Net increase (decrease)	9,068	13,763	$ 312,489	$ 399,755
Institutional Class
Shares sold	4,893	2,049	$ 175,669	$ 59,460
Reinvestment of distributions	68	53	2,182	1,502
Shares redeemed	(2,219)	(2,256)	(78,500)	(65,914)
Net increase (decrease)	2,742	(154)	$ 99,351	$ (4,952)
Class Z
Shares sold	3	-	$ 100	$ -
Net increase (decrease)	3	-	$ 100	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.334	$0.311
Class T	12/09/13	12/06/13	$0.253	$0.311
Class B	12/09/13	12/06/13	$0.013	$0.311
Class C	12/09/13	12/06/13	$0.083	$0.311

Class A designates 1%; Class T designates 1%; Class B designates 3%; and Class C designates 2%; of the dividends distributed respectively during fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.420	$0.026
Class T	12/10/12	$0.332	$0.026
Class B	12/10/12	$0.172	$0.026
Class C	12/10/12	$0.215	$0.026

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AID-UANN-1213
1.806656.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Discovery

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
International Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A, B	27.03%	12.59%	8.75%

A The initial offering of Institutional Class shares took place on January 6, 2005. Returns prior to January 6, 2005, are those of Fidelity® International Discovery Fund, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor® International Discovery Fund: For the year, the fund's Institutional Class shares returned 27.03%, compared with the 27.02% gain of its benchmark, the MSCI® EAFE® Index. Security selection aided relative performance, with notable outperformance in the U.K. and Japan. Positioning in the Asia Pacific ex Japan region and the materials sector also contributed, as did security selection in information technology. Top individual contributors included U.K.-based online-only supermarket Ocado Group, an out-of-index position that rallied after the company significantly expanded its business capacity. An overweighting in real estate leasing company ORIX stood out, as improved economic activity drove up real estate prices in Japan. By contrast, stock picks in core European countries, emerging markets and the automobiles and components segment of consumer discretionary detracted, along with a small cash position in an up market. Individual disappointments included Housing Development Finance, a large mortgage provider in India, whose stock declined along with the Indian rupee. An average underweighting in Toyota Motor also hurt, as the weakening yen combined with the company's market-share increases to propel the stock higher.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.34%
Actual		$ 1,000.00	$ 1,089.10	$ 7.06 C
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82 D
Class T	1.58%
Actual		$ 1,000.00	$ 1,087.90	$ 8.31 C
HypotheticalA		$ 1,000.00	$ 1,017.24	$ 8.03 D
Class B	2.09%
Actual		$ 1,000.00	$ 1,085.00	$ 10.98 C
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61 D
Class C	2.09%
Actual		$ 1,000.00	$ 1,085.30	$ 10.99 C
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61 D
International Discovery	.99%
Actual		$ 1,000.00	$ 1,091.00	$ 5.22 C
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04 D
Class K	.85%
Actual		$ 1,000.00	$ 1,092.00	$ 4.48 C
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33 D
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,091.10	$ 5.22 C
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04 D
Class Z	.85%
Actual		$ 1,000.00	$ 1,068.50	$ 1.93 C
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

Annual Report

Shareholder Expense Example - continued

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan 18.2%
United Kingdom 15.9%
France 10.9%
Germany 8.7%
Switzerland 6.4%
United States of America* 5.5%
Sweden 4.1%
Spain 3.6%
Netherlands 3.3%
Other 23.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of April 30, 2013
Japan 20.5%
United Kingdom 16.1%
France 9.7%
Germany 7.5%
Switzerland 6.3%
United States of America* 5.2%
Australia 3.9%
Sweden 2.7%
Netherlands 2.5%
Other 25.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.2	96.6
Short-Term Investments and Net Other Assets (Liabilities)	2.8	3.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	1.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.8	1.6
Bayer AG (Germany, Pharmaceuticals)	1.6	0.8
Toyota Motor Corp. (Japan, Automobiles)	1.6	0.7
Total SA (France, Oil, Gas & Consumable Fuels)	1.5	0.0
Volkswagen AG (Germany, Automobiles)	1.5	0.7
UBS AG (Switzerland, Capital Markets)	1.4	1.1
ORIX Corp. (Japan, Diversified Financial Services)	1.4	1.1
SoftBank Corp. (Japan, Wireless Telecommunication Services)	1.4	0.6
Banco Bilbao Vizcaya Argentaria SA (Spain, Commercial Banks)	1.3	0.7
	15.5
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	24.3
Consumer Discretionary	16.4	16.5
Industrials	13.0	12.1
Consumer Staples	10.1	11.3
Health Care	9.5	8.9
Information Technology	7.7	7.5
Materials	5.2	5.7
Telecommunication Services	5.1	4.1
Energy	3.8	3.0
Utilities	0.6	1.1

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (000s)
Australia - 3.2%
Ansell Ltd.	2,268,950	$ 41,796
Australia & New Zealand Banking Group Ltd.	6,493,040	207,673
Ramsay Health Care Ltd.	1,619,364	59,385
Woodside Petroleum Ltd.	1,461,485	53,623
TOTAL AUSTRALIA		362,477
Austria - 0.2%
Andritz AG	455,300	28,047
Bailiwick of Jersey - 2.6%
Experian PLC	6,115,400	124,529
Wolseley PLC	1,508,304	81,283
WPP PLC	3,996,700	84,910
TOTAL BAILIWICK OF JERSEY		290,722
Belgium - 2.1%
Anheuser-Busch InBev SA NV	1,183,927	122,730
KBC Groupe SA	2,102,810	114,632
TOTAL BELGIUM		237,362
Bermuda - 0.3%
Cheung Kong Infrastructure Holdings Ltd.	5,048,000	35,127
Brazil - 0.1%
Arezzo Industria e Comercio SA	1,051,500	15,724
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (Reg. S)	1,193,800	44,027
Canada - 1.0%
Constellation Software, Inc.	159,200	29,002
InterOil Corp. (a)(d)	204,400	14,196
Suncor Energy, Inc.	2,012,600	73,138
TOTAL CANADA		116,336
Cayman Islands - 1.2%
Baidu.com, Inc. sponsored ADR (a)	123,100	19,807
Cimc Enric Holdings Ltd.	16,316,000	22,981
ENN Energy Holdings Ltd.	5,084,000	30,132
Eurasia Drilling Co. Ltd. GDR (Reg. S)	630,200	26,689
Greatview Aseptic Pack Co. Ltd.	26,392,000	16,612
Sands China Ltd.	1,460,800	10,382
Youku Tudou, Inc. ADR (a)(d)	300,200	8,177
TOTAL CAYMAN ISLANDS		134,780
Common Stocks - continued
	Shares	Value (000s)
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	529,830	$ 597
Denmark - 0.6%
Novo Nordisk A/S Series B	396,489	66,036
Finland - 0.7%
Sampo Oyj (A Shares)	1,739,800	82,418
France - 10.9%
Arkema SA	487,670	55,368
Atos Origin SA	388,851	33,198
AXA SA	5,364,600	134,022
BNP Paribas SA	1,544,345	114,361
Bureau Veritas SA	1,413,000	42,667
Danone SA	905,500	67,152
Edenred SA	1,177,900	40,022
Havas SA	5,201,268	43,333
Iliad SA	213,972	48,924
Kering SA	373,000	84,753
Lafarge SA (Bearer) (d)	605,900	41,939
LVMH Moet Hennessy - Louis Vuitton SA	612,502	117,924
Sanofi SA	890,979	94,999
Schneider Electric SA	1,383,800	116,583
Technip SA	192,300	20,144
Total SA	2,831,600	173,727
TOTAL FRANCE		1,229,116
Germany - 7.2%
Aareal Bank AG (a)	1,044,895	40,185
adidas AG	541,900	61,863
BASF AG	1,265,455	131,663
Bayer AG	1,471,500	182,890
Brenntag AG	444,700	75,353
GEA Group AG	1,254,770	54,602
GSW Immobilien AG	430,481	20,019
HeidelbergCement Finance AG	860,300	67,818
KION Group AG (a)	577,867	23,538
LEG Immobilien AG	184,948	10,547
Siemens AG	1,110,885	141,963
TOTAL GERMANY		810,441
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - 1.8%
AIA Group Ltd.	20,789,200	$ 105,515
Techtronic Industries Co. Ltd.	39,683,000	99,809
TOTAL HONG KONG		205,324
India - 0.6%
Housing Development Finance Corp. Ltd.	3,139,461	43,561
United Spirits Ltd.	444,545	18,569
TOTAL INDIA		62,130
Indonesia - 0.1%
PT Tower Bersama Infrastructure Tbk	17,734,500	8,967
Ireland - 2.0%
Actavis PLC (a)	308,100	47,626
Bank of Ireland (a)	146,718,100	53,399
James Hardie Industries PLC CDI	6,070,470	62,711
Kerry Group PLC Class A	945,600	60,555
TOTAL IRELAND		224,291
Italy - 1.0%
De Longhi SpA	2,248,100	34,797
Moleskine SpA	4,183,000	10,223
Tod's SpA	117,793	19,624
UniCredit SpA	3,689,800	27,754
World Duty Free SpA (a)	2,253,904	24,972
TOTAL ITALY		117,370
Japan - 17.2%
ABC-MART, Inc.	826,300	41,324
Aozora Bank Ltd.	16,056,000	46,675
ARNEST ONE Corp. (d)	306,200	8,395
Astellas Pharma, Inc.	768,700	42,852
Cosmos Pharmaceutical Corp.	245,800	29,946
Daikin Industries Ltd.	1,089,400	62,677
Don Quijote Co. Ltd.	1,818,400	121,044
Hajime Construction Co. Ltd.	34,900	2,406
Hitachi Ltd.	5,121,000	35,822
Japan Exchange Group, Inc.	2,589,500	60,201
Japan Tobacco, Inc.	3,948,700	142,879
Kakaku.com, Inc.	1,903,000	36,807
KDDI Corp.	2,082,700	112,792
Keyence Corp.	304,060	130,317
Leopalace21 Corp. (a)	6,899,700	47,901
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Miraca Holdings, Inc.	196,700	$ 8,863
Mitsubishi UFJ Financial Group, Inc.	18,169,200	115,706
Nomura Real Estate Holdings, Inc.	563,300	14,252
Omron Corp.	1,225,300	46,759
ORIX Corp.	9,072,900	157,152
Park24 Co. Ltd.	1,342,800	26,218
Rakuten, Inc.	5,237,700	68,245
Santen Pharmaceutical Co. Ltd.	1,166,900	59,239
Seven & i Holdings Co., Ltd.	2,167,000	80,198
Shinsei Bank Ltd.	24,904,000	58,308
Ship Healthcare Holdings, Inc.	1,076,700	44,182
SoftBank Corp.	2,099,300	156,773
Toyota Motor Corp.	2,789,300	180,853
USS Co. Ltd.	450,400	6,596
TOTAL JAPAN		1,945,382
Korea (South) - 0.9%
Hyundai Motor Co.	206,848	49,311
NHN Corp.	69,296	38,981
Orion Corp.	14,973	14,602
TOTAL KOREA (SOUTH)		102,894
Luxembourg - 0.3%
Brait SA	6,048,833	29,465
Mexico - 0.2%
Alsea S.A.B. de CV	7,662,195	23,831
Netherlands - 3.3%
AEGON NV	5,028,800	40,014
ASML Holding NV	772,233	73,084
European Aeronautic Defence and Space Co. (EADS) NV	176,700	12,142
Koninklijke Ahold NV	2,412,842	45,930
Koninklijke Philips Electronics NV	2,496,700	88,235
Randstad Holding NV	717,740	44,296
Royal DSM NV	536,200	40,617
Yandex NV (a)	861,400	31,751
TOTAL NETHERLANDS		376,069
New Zealand - 0.4%
Ryman Healthcare Group Ltd.	7,311,565	45,597
Norway - 1.0%
DNB ASA	6,068,755	107,551
Common Stocks - continued
	Shares	Value (000s)
Philippines - 0.1%
Alliance Global Group, Inc.	26,741,800	$ 16,306
Russia - 0.5%
Mobile TeleSystems OJSC sponsored ADR	2,313,400	52,746
Singapore - 0.4%
Global Logistic Properties Ltd.	16,214,205	40,333
South Africa - 1.1%
Naspers Ltd. Class N	1,302,700	121,851
Spain - 3.6%
Amadeus IT Holding SA Class A	1,319,900	49,014
Antena 3 de Television SA	1,515,400	25,411
Banco Bilbao Vizcaya Argentaria SA	12,546,524	146,630
Criteria CaixaCorp SA	4,210,900	21,892
Distribuidora Internacional de Alimentacion SA	5,726,396	52,349
Grifols SA ADR	1,208,550	36,450
Inditex SA (d)	481,679	79,134
TOTAL SPAIN		410,880
Sweden - 4.1%
ASSA ABLOY AB (B Shares)	1,783,400	88,536
Intrum Justitia AB	1,835,800	48,869
Investment AB Kinnevik (B Shares)	2,363,300	87,091
Nordea Bank AB	6,100,600	78,140
Svenska Cellulosa AB (SCA) (B Shares)	3,591,900	101,991
Svenska Handelsbanken AB (A Shares)	1,258,200	57,007
TOTAL SWEDEN		461,634
Switzerland - 6.4%
Credit Suisse Group	1,039,246	32,329
Lonza Group AG	476,868	42,623
Partners Group Holding AG	230,056	59,609
Roche Holding AG (participation certificate)	821,773	227,506
Schindler Holding AG (participation certificate)	260,065	36,888
SGS SA (Reg.)	7,770	18,206
Swatch Group AG (Bearer)	36,702	23,481
Syngenta AG (Switzerland)	179,374	72,398
UBS AG	8,311,378	160,751
Zurich Insurance Group AG	180,481	49,907
TOTAL SWITZERLAND		723,698
Common Stocks - continued
	Shares	Value (000s)
Taiwan - 0.6%
ECLAT Textile Co. Ltd.	2,457,180	$ 27,005
Taiwan Semiconductor Manufacturing Co. Ltd.	11,289,000	41,528
TOTAL TAIWAN		68,533
United Kingdom - 15.9%
Aberdeen Asset Management PLC	5,975,132	42,432
Alabama Noor Hospitals Group PLC (a)	1,829,400	24,933
Associated British Foods PLC	1,571,500	57,123
Barclays PLC	22,636,113	95,241
BG Group PLC	3,923,700	80,119
BHP Billiton PLC	2,080,582	64,204
British American Tobacco PLC (United Kingdom)	881,200	48,618
Croda International PLC	630,000	24,607
Diageo PLC	4,394,219	140,077
Foxtons Group PLC	2,178,500	11,134
Hikma Pharmaceuticals PLC	3,197,720	61,578
HSBC Holdings PLC (United Kingdom)	12,266,193	134,454
Intertek Group PLC	893,600	47,741
ITV PLC	11,642,037	35,635
Jazztel PLC (a)	4,681,964	51,364
Legal & General Group PLC	26,720,558	92,671
Liberty Global PLC Class A (a)	610,800	47,868
London Stock Exchange Group PLC	1,729,000	45,521
Meggitt PLC	6,842,366	62,809
Next PLC	781,744	68,250
Ocado Group PLC (a)	8,103,297	56,389
Persimmon PLC	2,082,200	42,233
Reckitt Benckiser Group PLC	788,600	61,300
Rolls-Royce Group PLC	4,197,715	77,402
Rotork PLC	717,800	32,951
Royal Mail PLC	788,800	7,083
SABMiller PLC	1,478,600	77,145
Taylor Wimpey PLC	18,277,100	32,295
The Restaurant Group PLC	1,992,100	18,398
Ultra Electronics Holdings PLC	614,667	19,061
Vodafone Group PLC	36,632,743	134,177
TOTAL UNITED KINGDOM		1,794,813
United States of America - 2.7%
Beam, Inc.	387,400	26,072
Google, Inc. Class A (a)	60,100	61,938
Illumina, Inc. (a)	12,500	1,169
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
MasterCard, Inc. Class A	160,100	$ 114,808
McGraw-Hill Companies, Inc.	488,400	34,032
Sohu.com, Inc. (a)	313,700	21,005
Visa, Inc. Class A	260,000	51,134
TOTAL UNITED STATES OF AMERICA		310,158
TOTAL COMMON STOCKS (Cost $8,462,801)		10,703,033
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Volkswagen AG	650,200	165,262
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	361,003,490	579
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $133,620)		165,841
Government Obligations - 0.1%
Principal Amount (000s)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.04% 1/2/14 (e) (Cost $6,960)	$ 6,960	6,960
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	431,996,301	431,996
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	22,072,034	22,072
TOTAL MONEY MARKET FUNDS (Cost $454,068)		454,068
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $9,057,449)		11,329,902
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(35,016)
NET ASSETS - 100%		$ 11,294,886
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,572 Nikkei 225 Index Contracts (Japan)	Dec. 2013	$ 113,695	$ 4,238

The face value of futures purchased as a percentage of net assets is 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,960,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 420
Fidelity Securities Lending Cash Central Fund	5,441
Total	$ 5,861
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boyner Buyuk Magazacilik A/S	$ 10,764	$ -	$ 16,020	$ -	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,843,308	$ 1,414,445	$ 418,062	$ 10,801
Consumer Staples	1,147,236	582,788	564,448	-
Energy	441,636	267,909	173,727	-
Financials	2,821,082	1,658,069	1,163,013	-
Health Care	1,087,724	771,553	316,171	-
Industrials	1,451,790	1,132,697	319,093	-
Information Technology	867,159	575,926	291,233	-
Materials	577,937	441,335	136,602	-
Telecommunication Services	565,743	162,001	403,742	-
Utilities	65,259	65,259	-	-
Government Obligations	6,960	-	6,960	-
Money Market Funds	454,068	454,068	-	-
Total Investments in Securities:	$ 11,329,902	$ 7,526,050	$ 3,793,051	$ 10,801
Derivative Instruments:
Assets
Futures Contracts	$ 4,238	$ 4,238	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 712,449
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 4,238	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $21,646) - See accompanying schedule: Unaffiliated issuers (cost $8,603,381)	$ 10,875,834
Fidelity Central Funds (cost $454,068)	454,068
Total Investments (cost $9,057,449)		$ 11,329,902
Foreign currency held at value (cost $934)		924
Receivable for investments sold		8,555
Receivable for fund shares sold		7,336
Dividends receivable		20,216
Distributions receivable from Fidelity Central Funds		122
Prepaid expenses		35
Other receivables		4,081
Total assets		11,371,171

Liabilities
Payable for investments purchased	$ 38,436
Payable for fund shares redeemed	5,719
Accrued management fee	6,631
Distribution and service plan fees payable	128
Payable for daily variation margin for derivative instruments	983
Other affiliated payables	1,581
Other payables and accrued expenses	735
Collateral on securities loaned, at value	22,072
Total liabilities		76,285

Net Assets		$ 11,294,886
Net Assets consist of:
Paid in capital		$ 9,866,929
Undistributed net investment income		131,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(979,010)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,275,537
Net Assets		$ 11,294,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($346,717.68 ÷ 8,780.120 shares)	$ 39.49

Maximum offering price per share (100/94.25 of $39.49)	$ 41.90
Class T: Net Asset Value and redemption price per share ($53,183.51 ÷ 1,355.789 shares)	$ 39.23

Maximum offering price per share (100/96.50 of $39.23)	$ 40.65
Class B: Net Asset Value and offering price per share ($6,686.96 ÷ 171.088 shares)A	$ 39.08

Class C: Net Asset Value and offering price per share ($36,470.54 ÷ 933.457 shares)A	$ 39.07

International Discovery: Net Asset Value, offering price and redemption price per share ($7,799,575.78 ÷ 195,853.386 shares)	$ 39.82

Class K: Net Asset Value, offering price and redemption price per share ($2,576,018.46 ÷ 64,786.777 shares)	$ 39.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($476,126.48 ÷ 11,975.218 shares)	$ 39.76

Class Z: Net Asset Value, offering price and redemption price per share ($106.86 ÷ 2.687 shares)	$ 39.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2013

Investment Income
Dividends		$ 233,738
Interest		3
Income from Fidelity Central Funds		5,861
Income before foreign taxes withheld		239,602
Less foreign taxes withheld		(17,198)
Total income		222,404

Expenses
Management fee Basic fee	$ 67,899
Performance adjustment	6,089
Transfer agent fees	16,474
Distribution and service plan fees	1,432
Accounting and security lending fees	1,778
Custodian fees and expenses	1,352
Independent trustees' compensation	54
Registration fees	215
Audit	119
Legal	24
Miscellaneous	76
Total expenses before reductions	95,512
Expense reductions	(2,311)	93,201
Net investment income (loss)		129,203
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	671,713
Other affiliated issuers	4,258
Foreign currency transactions	(1,963)
Futures contracts	51,368
Total net realized gain (loss)		725,376
Change in net unrealized appreciation (depreciation) on: Investment securities	1,459,188
Assets and liabilities in foreign currencies	(54)
Futures contracts	4,238
Total change in net unrealized appreciation (depreciation)		1,463,372
Net gain (loss)		2,188,748
Net increase (decrease) in net assets resulting from operations		$ 2,317,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 129,203	$ 143,212
Net realized gain (loss)	725,376	(207,579)
Change in net unrealized appreciation (depreciation)	1,463,372	762,141
Net increase (decrease) in net assets resulting from operations	2,317,951	697,774
Distributions to shareholders from net investment income	(146,031)	(118,968)
Distributions to shareholders from net realized gain	(8,413)	-
Total distributions	(154,444)	(118,968)
Share transactions - net increase (decrease)	714,712	(915,362)
Redemption fees	128	128
Total increase (decrease) in net assets	2,878,347	(336,428)

Net Assets
Beginning of period	8,416,539	8,752,967
End of period (including undistributed net investment income of $131,430 and undistributed net investment income of $126,507, respectively)	$ 11,294,886	$ 8,416,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.66	$ 29.43	$ 32.07	$ 28.57	$ 23.68
Income from Investment Operations
Net investment income (loss) C	.34	.41	.42	.31	.31
Net realized and unrealized gain (loss)	7.97	2.11	(2.52)	3.51	4.84
Total from investment operations	8.31	2.52	(2.10)	3.82	5.15
Distributions from net investment income	(.45)	(.29)	(.38)	(.28)	(.26)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.48)	(.29)	(.54)	(.32)	(.26)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.49	$ 31.66	$ 29.43	$ 32.07	$ 28.57
Total Return A,B	26.59%	8.70%	(6.71)%	13.43%	22.14%
Ratios to Average Net Assets D,F
Expenses before reductions	1.35%	1.34%	1.30%	1.33%	1.37%
Expenses net of fee waivers, if any	1.35%	1.34%	1.29%	1.33%	1.37%
Expenses net of all reductions	1.33%	1.31%	1.25%	1.28%	1.32%
Net investment income (loss)	.97%	1.41%	1.31%	1.06%	1.28%
Supplemental Data
Net assets, end of period (in millions)	$ 347	$ 299	$ 320	$ 392	$ 414
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.42	$ 29.18	$ 31.81	$ 28.35	$ 23.49
Income from Investment Operations
Net investment income (loss) C	.26	.34	.34	.23	.24
Net realized and unrealized gain (loss)	7.92	2.09	(2.51)	3.48	4.81
Total from investment operations	8.18	2.43	(2.17)	3.71	5.05
Distributions from net investment income	(.34)	(.19)	(.30)	(.21)	(.19)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.37)	(.19)	(.46)	(.25)	(.19)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.23	$ 31.42	$ 29.18	$ 31.81	$ 28.35
Total Return A,B	26.31%	8.41%	(6.96)%	13.14%	21.79%
Ratios to Average Net Assets D,F
Expenses before reductions	1.59%	1.59%	1.56%	1.60%	1.65%
Expenses net of fee waivers, if any	1.59%	1.59%	1.55%	1.60%	1.65%
Expenses net of all reductions	1.57%	1.56%	1.51%	1.56%	1.60%
Net investment income (loss)	.73%	1.16%	1.05%	.79%	1.00%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 46	$ 61	$ 92	$ 83
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.28	$ 29.02	$ 31.60	$ 28.18	$ 23.25
Income from Investment Operations
Net investment income (loss) C	.08	.19	.17	.08	.12
Net realized and unrealized gain (loss)	7.90	2.09	(2.48)	3.44	4.81
Total from investment operations	7.98	2.28	(2.31)	3.52	4.93
Distributions from net investment income	(.15)	(.02)	(.12)	(.06)	-
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.18)	(.02)	(.27) H	(.10)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.08	$ 31.28	$ 29.02	$ 31.60	$ 28.18
Total Return A,B	25.64%	7.85%	(7.39)%	12.52%	21.20%
Ratios to Average Net Assets D,F
Expenses before reductions	2.10%	2.09%	2.06%	2.12%	2.16%
Expenses net of fee waivers, if any	2.10%	2.09%	2.06%	2.12%	2.16%
Expenses net of all reductions	2.08%	2.06%	2.02%	2.08%	2.11%
Net investment income (loss)	.22%	.66%	.54%	.27%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 7	$ 8	$ 10	$ 14	$ 16
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.32	$ 29.08	$ 31.68	$ 28.23	$ 23.31
Income from Investment Operations
Net investment income (loss) C	.08	.19	.18	.09	.12
Net realized and unrealized gain (loss)	7.90	2.09	(2.49)	3.45	4.82
Total from investment operations	7.98	2.28	(2.31)	3.54	4.94
Distributions from net investment income	(.20)	(.04)	(.14)	(.05)	(.02)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.23)	(.04)	(.29) H	(.09)	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.07	$ 31.32	$ 29.08	$ 31.68	$ 28.23
Total Return A,B	25.65%	7.86%	(7.37)%	12.54%	21.22%
Ratios to Average Net Assets D,F
Expenses before reductions	2.10%	2.09%	2.05%	2.09%	2.14%
Expenses net of fee waivers, if any	2.09%	2.09%	2.04%	2.09%	2.14%
Expenses net of all reductions	2.07%	2.06%	2.00%	2.05%	2.09%
Net investment income (loss)	.23%	.66%	.56%	.30%	.51%
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 30	$ 33	$ 44	$ 43
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.91	$ 29.69	$ 32.34	$ 28.79	$ 23.88
Income from Investment Operations
Net investment income (loss) B	.47	.51	.53	.40	.37
Net realized and unrealized gain (loss)	8.02	2.12	(2.54)	3.54	4.88
Total from investment operations	8.49	2.63	(2.01)	3.94	5.25
Distributions from net investment income	(.55)	(.41)	(.48)	(.35)	(.34)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.58)	(.41)	(.64)	(.39)	(.34)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.82	$ 31.91	$ 29.69	$ 32.34	$ 28.79
Total Return A	27.03%	9.03%	(6.39)%	13.76%	22.47%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	1.01%	.97%	1.05%	1.12%
Expenses net of fee waivers, if any	1.00%	1.01%	.96%	1.05%	1.12%
Expenses net of all reductions	.98%	.98%	.92%	1.00%	1.07%
Net investment income (loss)	1.32%	1.73%	1.64%	1.35%	1.53%
Supplemental Data
Net assets, end of period (in millions)	$ 7,800	$ 5,965	$ 6,806	$ 8,133	$ 8,114
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.87	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Income from Investment Operations
Net investment income (loss) B	.52	.57	.58	.46	.44
Net realized and unrealized gain (loss)	8.01	2.11	(2.54)	3.53	4.86
Total from investment operations	8.53	2.68	(1.96)	3.99	5.30
Distributions from net investment income	(.61)	(.47)	(.55)	(.41)	(.42)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.64)	(.47)	(.70) G	(.45)	(.42)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.76	$ 31.87	$ 29.66	$ 32.32	$ 28.78
Total Return A	27.23%	9.24%	(6.24)%	13.96%	22.80%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.83%	.80%	.84%	.88%
Expenses net of fee waivers, if any	.85%	.83%	.79%	.84%	.88%
Expenses net of all reductions	.83%	.80%	.75%	.79%	.83%
Net investment income (loss)	1.47%	1.91%	1.81%	1.55%	1.77%
Supplemental Data
Net assets, end of period (in millions)	$ 2,576	$ 1,776	$ 1,245	$ 1,078	$ 674
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.87	$ 29.65	$ 32.31	$ 28.77	$ 23.91
Income from Investment Operations
Net investment income (loss) B	.47	.52	.54	.41	.39
Net realized and unrealized gain (loss)	8.01	2.11	(2.55)	3.55	4.86
Total from investment operations	8.48	2.63	(2.01)	3.96	5.25
Distributions from net investment income	(.56)	(.41)	(.50)	(.38)	(.39)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.59)	(.41)	(.65) G	(.42)	(.39)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.76	$ 31.87	$ 29.65	$ 32.31	$ 28.77
Total Return A	27.03%	9.07%	(6.39)%	13.84%	22.52%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	1.00%	.95%	.99%	1.05%
Expenses net of fee waivers, if any	1.00%	1.00%	.94%	.99%	1.05%
Expenses net of all reductions	.97%	.97%	.90%	.95%	1.00%
Net investment income (loss)	1.33%	1.75%	1.66%	1.40%	1.60%
Supplemental Data
Net assets, end of period (in millions)	$ 476	$ 294	$ 278	$ 319	$ 267
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.22
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	2.48
Total from investment operations	2.55
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 39.77
Total Return B,C	6.85%
Ratios to Average Net Assets E,H
Expenses before reductions	.85% A
Expenses net of fee waivers, if any	.85% A
Expenses net of all reductions	.83% A
Net investment income (loss)	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate F	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,288,825
Gross unrealized depreciation	(128,376)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,160,449

Tax Cost	$ 9,169,453

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 219,779
Capital loss carryforward	$ (950,903)
Net unrealized appreciation (depreciation)	$ 2,159,295

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (950,903)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 154,444	$ 118,968

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized

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4. Derivative Instruments - continued

Futures Contracts - continued

appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $51,368 and a change in net unrealized appreciation (depreciation) of $4,238 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,591,378 and $5,993,057, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 796	$ 9
Class T	.25%	.25%	243	2
Class B	.75%	.25%	69	52
Class C	.75%	.25%	324	25
			$ 1,432	$ 88

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 56
Class T	5
Class B*	9
Class C*	2
$ 72

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 954.30
Class T	141.29
Class B	21.30
Class C	96.29
International Discovery	13,480.20
Class K	1,069.05
Institutional Class	713.19
Class Z	-*	.05**
	$ 16,474

* Amount represents eleven dollars.

** Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,441, including $40 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the following class' operating expense.

During the period, this reimbursement reduced expenses as follows:

Reimbursement
International Discovery	$ 10
Class K	3
Institutional Class	1
$ 14

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,236 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $61.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 4,138	$ 3,123
Class T	492	388
Class B	34	6
Class C	186	44
International Discovery	101,466	90,633
Class K	34,651	20,917
Institutional Class	5,064	3,857
Total	$ 146,031	$ 118,968
From net realized gain
Class A	$ 297	$ -
Class T	46	-
Class B	7	-
Class C	30	-
International Discovery	5,914	-
Class K	1,827	-
Institutional Class	292	-
Total	$ 8,413	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	1,772	1,927	$ 62,186	$ 56,732
Reinvestment of distributions	132	101	4,249	2,828
Shares redeemed	(2,553)	(3,468)	(88,988)	(100,935)
Net increase (decrease)	(649)	(1,440)	$ (22,553)	$ (41,375)
Class T
Shares sold	227	220	$ 7,911	$ 6,409
Reinvestment of distributions	16	13	512	369
Shares redeemed	(347)	(860)	(11,997)	(25,207)
Net increase (decrease)	(104)	(627)	$ (3,574)	$ (18,429)
Class B
Shares sold	4	3	$ 137	$ 87
Reinvestment of distributions	1	-	39	5
Shares redeemed	(75)	(113)	(2,570)	(3,297)
Net increase (decrease)	(70)	(110)	$ (2,394)	$ (3,205)

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class C
Shares sold	184	212	$ 6,532	$ 6,111
Reinvestment of distributions	6	1	193	39
Shares redeemed	(207)	(395)	(7,250)	(11,440)
Net increase (decrease)	(17)	(182)	$ (525)	$ (5,290)
International Discovery
Shares sold	37,338	20,324	$ 1,332,523	$ 608,478
Reinvestment of distributions	3,176	3,081	102,608	86,858
Shares redeemed	(31,569)	(65,748)	(1,103,313)	(1,937,202)
Net increase (decrease)	8,945	(42,343)	$ 331,818	$ (1,241,866)
Class K
Shares sold	19,989	26,836	$ 699,723	$ 788,860
Reinvestment of distributions	1,132	744	36,478	20,917
Shares redeemed	(12,053)	(13,817)	(423,712)	(410,022)
Net increase (decrease)	9,068	13,763	$ 312,489	$ 399,755
Institutional Class
Shares sold	4,893	2,049	$ 175,669	$ 59,460
Reinvestment of distributions	68	53	2,182	1,502
Shares redeemed	(2,219)	(2,256)	(78,500)	(65,914)
Net increase (decrease)	2,742	(154)	$ 99,351	$ (4,952)
Class Z
Shares sold	3	-	$ 100	$ -
Net increase (decrease)	3	-	$ 100	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.481	$0.311

Institutional Class designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/12	$0.511	$0.026

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AIDI-UANN-1213
1.806657.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Discovery

Fund - Class Z

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class Z is
a class of Fidelity®
International Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class Z A, B	27.06%	12.59%	8.75%

A The initial offering of Class Z shares took place on August 13, 2013. Returns between January 6, 2005 and August 13, 2013, are those of Institutional Class. Returns prior to January 6, 2005, are those of Fidelity® International Discovery Fund, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Class Z on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor® International Discovery Fund: For the year, the fund's Class Z shares tracked the 27.02% gain of its benchmark, the MSCI® EAFE® Index. (For specific class-level results, please refer to the performance section of this report.) Security selection aided relative performance, with notable outperformance in the U.K. and Japan. Positioning in the Asia Pacific ex Japan region and the materials sector also contributed, as did security selection in information technology. Top individual contributors included U.K.-based online-only supermarket Ocado Group, an out-of-index position that rallied after the company significantly expanded its business capacity. An overweighting in real estate leasing company ORIX stood out, as improved economic activity drove up real estate prices in Japan. By contrast, stock picks in core European countries, emerging markets and the automobiles & components segment of consumer discretionary detracted, along with a small cash position in an up market. Individual disappointments included Housing Development Finance, a large mortgage provider in India, whose stock declined along with the Indian rupee. An average underweighting in Toyota Motor also hurt, as the weakening yen combined with the company's market-share increases to propel the stock higher.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.34%
Actual		$ 1,000.00	$ 1,089.10	$ 7.06 C
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82 D
Class T	1.58%
Actual		$ 1,000.00	$ 1,087.90	$ 8.31 C
HypotheticalA		$ 1,000.00	$ 1,017.24	$ 8.03 D
Class B	2.09%
Actual		$ 1,000.00	$ 1,085.00	$ 10.98 C
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61 D
Class C	2.09%
Actual		$ 1,000.00	$ 1,085.30	$ 10.99 C
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61 D
International Discovery	.99%
Actual		$ 1,000.00	$ 1,091.00	$ 5.22 C
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04 D
Class K	.85%
Actual		$ 1,000.00	$ 1,092.00	$ 4.48 C
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33 D
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,091.10	$ 5.22 C
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04 D
Class Z	.85%
Actual		$ 1,000.00	$ 1,068.50	$ 1.93 C
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

Annual Report

Shareholder Expense Example - continued

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Discovery, Class K and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan 18.2%
United Kingdom 15.9%
France 10.9%
Germany 8.7%
Switzerland 6.4%
United States of America* 5.5%
Sweden 4.1%
Spain 3.6%
Netherlands 3.3%
Other 23.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of April 30, 2013
Japan 20.5%
United Kingdom 16.1%
France 9.7%
Germany 7.5%
Switzerland 6.3%
United States of America* 5.2%
Australia 3.9%
Sweden 2.7%
Netherlands 2.5%
Other 25.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.2	96.6
Short-Term Investments and Net Other Assets (Liabilities)	2.8	3.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	1.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.8	1.6
Bayer AG (Germany, Pharmaceuticals)	1.6	0.8
Toyota Motor Corp. (Japan, Automobiles)	1.6	0.7
Total SA (France, Oil, Gas & Consumable Fuels)	1.5	0.0
Volkswagen AG (Germany, Automobiles)	1.5	0.7
UBS AG (Switzerland, Capital Markets)	1.4	1.1
ORIX Corp. (Japan, Diversified Financial Services)	1.4	1.1
SoftBank Corp. (Japan, Wireless Telecommunication Services)	1.4	0.6
Banco Bilbao Vizcaya Argentaria SA (Spain, Commercial Banks)	1.3	0.7
	15.5
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	24.3
Consumer Discretionary	16.4	16.5
Industrials	13.0	12.1
Consumer Staples	10.1	11.3
Health Care	9.5	8.9
Information Technology	7.7	7.5
Materials	5.2	5.7
Telecommunication Services	5.1	4.1
Energy	3.8	3.0
Utilities	0.6	1.1

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (000s)
Australia - 3.2%
Ansell Ltd.	2,268,950	$ 41,796
Australia & New Zealand Banking Group Ltd.	6,493,040	207,673
Ramsay Health Care Ltd.	1,619,364	59,385
Woodside Petroleum Ltd.	1,461,485	53,623
TOTAL AUSTRALIA		362,477
Austria - 0.2%
Andritz AG	455,300	28,047
Bailiwick of Jersey - 2.6%
Experian PLC	6,115,400	124,529
Wolseley PLC	1,508,304	81,283
WPP PLC	3,996,700	84,910
TOTAL BAILIWICK OF JERSEY		290,722
Belgium - 2.1%
Anheuser-Busch InBev SA NV	1,183,927	122,730
KBC Groupe SA	2,102,810	114,632
TOTAL BELGIUM		237,362
Bermuda - 0.3%
Cheung Kong Infrastructure Holdings Ltd.	5,048,000	35,127
Brazil - 0.1%
Arezzo Industria e Comercio SA	1,051,500	15,724
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (Reg. S)	1,193,800	44,027
Canada - 1.0%
Constellation Software, Inc.	159,200	29,002
InterOil Corp. (a)(d)	204,400	14,196
Suncor Energy, Inc.	2,012,600	73,138
TOTAL CANADA		116,336
Cayman Islands - 1.2%
Baidu.com, Inc. sponsored ADR (a)	123,100	19,807
Cimc Enric Holdings Ltd.	16,316,000	22,981
ENN Energy Holdings Ltd.	5,084,000	30,132
Eurasia Drilling Co. Ltd. GDR (Reg. S)	630,200	26,689
Greatview Aseptic Pack Co. Ltd.	26,392,000	16,612
Sands China Ltd.	1,460,800	10,382
Youku Tudou, Inc. ADR (a)(d)	300,200	8,177
TOTAL CAYMAN ISLANDS		134,780
Common Stocks - continued
	Shares	Value (000s)
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	529,830	$ 597
Denmark - 0.6%
Novo Nordisk A/S Series B	396,489	66,036
Finland - 0.7%
Sampo Oyj (A Shares)	1,739,800	82,418
France - 10.9%
Arkema SA	487,670	55,368
Atos Origin SA	388,851	33,198
AXA SA	5,364,600	134,022
BNP Paribas SA	1,544,345	114,361
Bureau Veritas SA	1,413,000	42,667
Danone SA	905,500	67,152
Edenred SA	1,177,900	40,022
Havas SA	5,201,268	43,333
Iliad SA	213,972	48,924
Kering SA	373,000	84,753
Lafarge SA (Bearer) (d)	605,900	41,939
LVMH Moet Hennessy - Louis Vuitton SA	612,502	117,924
Sanofi SA	890,979	94,999
Schneider Electric SA	1,383,800	116,583
Technip SA	192,300	20,144
Total SA	2,831,600	173,727
TOTAL FRANCE		1,229,116
Germany - 7.2%
Aareal Bank AG (a)	1,044,895	40,185
adidas AG	541,900	61,863
BASF AG	1,265,455	131,663
Bayer AG	1,471,500	182,890
Brenntag AG	444,700	75,353
GEA Group AG	1,254,770	54,602
GSW Immobilien AG	430,481	20,019
HeidelbergCement Finance AG	860,300	67,818
KION Group AG (a)	577,867	23,538
LEG Immobilien AG	184,948	10,547
Siemens AG	1,110,885	141,963
TOTAL GERMANY		810,441
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - 1.8%
AIA Group Ltd.	20,789,200	$ 105,515
Techtronic Industries Co. Ltd.	39,683,000	99,809
TOTAL HONG KONG		205,324
India - 0.6%
Housing Development Finance Corp. Ltd.	3,139,461	43,561
United Spirits Ltd.	444,545	18,569
TOTAL INDIA		62,130
Indonesia - 0.1%
PT Tower Bersama Infrastructure Tbk	17,734,500	8,967
Ireland - 2.0%
Actavis PLC (a)	308,100	47,626
Bank of Ireland (a)	146,718,100	53,399
James Hardie Industries PLC CDI	6,070,470	62,711
Kerry Group PLC Class A	945,600	60,555
TOTAL IRELAND		224,291
Italy - 1.0%
De Longhi SpA	2,248,100	34,797
Moleskine SpA	4,183,000	10,223
Tod's SpA	117,793	19,624
UniCredit SpA	3,689,800	27,754
World Duty Free SpA (a)	2,253,904	24,972
TOTAL ITALY		117,370
Japan - 17.2%
ABC-MART, Inc.	826,300	41,324
Aozora Bank Ltd.	16,056,000	46,675
ARNEST ONE Corp. (d)	306,200	8,395
Astellas Pharma, Inc.	768,700	42,852
Cosmos Pharmaceutical Corp.	245,800	29,946
Daikin Industries Ltd.	1,089,400	62,677
Don Quijote Co. Ltd.	1,818,400	121,044
Hajime Construction Co. Ltd.	34,900	2,406
Hitachi Ltd.	5,121,000	35,822
Japan Exchange Group, Inc.	2,589,500	60,201
Japan Tobacco, Inc.	3,948,700	142,879
Kakaku.com, Inc.	1,903,000	36,807
KDDI Corp.	2,082,700	112,792
Keyence Corp.	304,060	130,317
Leopalace21 Corp. (a)	6,899,700	47,901
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Miraca Holdings, Inc.	196,700	$ 8,863
Mitsubishi UFJ Financial Group, Inc.	18,169,200	115,706
Nomura Real Estate Holdings, Inc.	563,300	14,252
Omron Corp.	1,225,300	46,759
ORIX Corp.	9,072,900	157,152
Park24 Co. Ltd.	1,342,800	26,218
Rakuten, Inc.	5,237,700	68,245
Santen Pharmaceutical Co. Ltd.	1,166,900	59,239
Seven & i Holdings Co., Ltd.	2,167,000	80,198
Shinsei Bank Ltd.	24,904,000	58,308
Ship Healthcare Holdings, Inc.	1,076,700	44,182
SoftBank Corp.	2,099,300	156,773
Toyota Motor Corp.	2,789,300	180,853
USS Co. Ltd.	450,400	6,596
TOTAL JAPAN		1,945,382
Korea (South) - 0.9%
Hyundai Motor Co.	206,848	49,311
NHN Corp.	69,296	38,981
Orion Corp.	14,973	14,602
TOTAL KOREA (SOUTH)		102,894
Luxembourg - 0.3%
Brait SA	6,048,833	29,465
Mexico - 0.2%
Alsea S.A.B. de CV	7,662,195	23,831
Netherlands - 3.3%
AEGON NV	5,028,800	40,014
ASML Holding NV	772,233	73,084
European Aeronautic Defence and Space Co. (EADS) NV	176,700	12,142
Koninklijke Ahold NV	2,412,842	45,930
Koninklijke Philips Electronics NV	2,496,700	88,235
Randstad Holding NV	717,740	44,296
Royal DSM NV	536,200	40,617
Yandex NV (a)	861,400	31,751
TOTAL NETHERLANDS		376,069
New Zealand - 0.4%
Ryman Healthcare Group Ltd.	7,311,565	45,597
Norway - 1.0%
DNB ASA	6,068,755	107,551
Common Stocks - continued
	Shares	Value (000s)
Philippines - 0.1%
Alliance Global Group, Inc.	26,741,800	$ 16,306
Russia - 0.5%
Mobile TeleSystems OJSC sponsored ADR	2,313,400	52,746
Singapore - 0.4%
Global Logistic Properties Ltd.	16,214,205	40,333
South Africa - 1.1%
Naspers Ltd. Class N	1,302,700	121,851
Spain - 3.6%
Amadeus IT Holding SA Class A	1,319,900	49,014
Antena 3 de Television SA	1,515,400	25,411
Banco Bilbao Vizcaya Argentaria SA	12,546,524	146,630
Criteria CaixaCorp SA	4,210,900	21,892
Distribuidora Internacional de Alimentacion SA	5,726,396	52,349
Grifols SA ADR	1,208,550	36,450
Inditex SA (d)	481,679	79,134
TOTAL SPAIN		410,880
Sweden - 4.1%
ASSA ABLOY AB (B Shares)	1,783,400	88,536
Intrum Justitia AB	1,835,800	48,869
Investment AB Kinnevik (B Shares)	2,363,300	87,091
Nordea Bank AB	6,100,600	78,140
Svenska Cellulosa AB (SCA) (B Shares)	3,591,900	101,991
Svenska Handelsbanken AB (A Shares)	1,258,200	57,007
TOTAL SWEDEN		461,634
Switzerland - 6.4%
Credit Suisse Group	1,039,246	32,329
Lonza Group AG	476,868	42,623
Partners Group Holding AG	230,056	59,609
Roche Holding AG (participation certificate)	821,773	227,506
Schindler Holding AG (participation certificate)	260,065	36,888
SGS SA (Reg.)	7,770	18,206
Swatch Group AG (Bearer)	36,702	23,481
Syngenta AG (Switzerland)	179,374	72,398
UBS AG	8,311,378	160,751
Zurich Insurance Group AG	180,481	49,907
TOTAL SWITZERLAND		723,698
Common Stocks - continued
	Shares	Value (000s)
Taiwan - 0.6%
ECLAT Textile Co. Ltd.	2,457,180	$ 27,005
Taiwan Semiconductor Manufacturing Co. Ltd.	11,289,000	41,528
TOTAL TAIWAN		68,533
United Kingdom - 15.9%
Aberdeen Asset Management PLC	5,975,132	42,432
Alabama Noor Hospitals Group PLC (a)	1,829,400	24,933
Associated British Foods PLC	1,571,500	57,123
Barclays PLC	22,636,113	95,241
BG Group PLC	3,923,700	80,119
BHP Billiton PLC	2,080,582	64,204
British American Tobacco PLC (United Kingdom)	881,200	48,618
Croda International PLC	630,000	24,607
Diageo PLC	4,394,219	140,077
Foxtons Group PLC	2,178,500	11,134
Hikma Pharmaceuticals PLC	3,197,720	61,578
HSBC Holdings PLC (United Kingdom)	12,266,193	134,454
Intertek Group PLC	893,600	47,741
ITV PLC	11,642,037	35,635
Jazztel PLC (a)	4,681,964	51,364
Legal & General Group PLC	26,720,558	92,671
Liberty Global PLC Class A (a)	610,800	47,868
London Stock Exchange Group PLC	1,729,000	45,521
Meggitt PLC	6,842,366	62,809
Next PLC	781,744	68,250
Ocado Group PLC (a)	8,103,297	56,389
Persimmon PLC	2,082,200	42,233
Reckitt Benckiser Group PLC	788,600	61,300
Rolls-Royce Group PLC	4,197,715	77,402
Rotork PLC	717,800	32,951
Royal Mail PLC	788,800	7,083
SABMiller PLC	1,478,600	77,145
Taylor Wimpey PLC	18,277,100	32,295
The Restaurant Group PLC	1,992,100	18,398
Ultra Electronics Holdings PLC	614,667	19,061
Vodafone Group PLC	36,632,743	134,177
TOTAL UNITED KINGDOM		1,794,813
United States of America - 2.7%
Beam, Inc.	387,400	26,072
Google, Inc. Class A (a)	60,100	61,938
Illumina, Inc. (a)	12,500	1,169
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
MasterCard, Inc. Class A	160,100	$ 114,808
McGraw-Hill Companies, Inc.	488,400	34,032
Sohu.com, Inc. (a)	313,700	21,005
Visa, Inc. Class A	260,000	51,134
TOTAL UNITED STATES OF AMERICA		310,158
TOTAL COMMON STOCKS (Cost $8,462,801)		10,703,033
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Volkswagen AG	650,200	165,262
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	361,003,490	579
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $133,620)		165,841
Government Obligations - 0.1%
Principal Amount (000s)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.04% 1/2/14 (e) (Cost $6,960)	$ 6,960	6,960
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	431,996,301	431,996
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	22,072,034	22,072
TOTAL MONEY MARKET FUNDS (Cost $454,068)		454,068
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $9,057,449)		11,329,902
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(35,016)
NET ASSETS - 100%		$ 11,294,886
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,572 Nikkei 225 Index Contracts (Japan)	Dec. 2013	$ 113,695	$ 4,238

The face value of futures purchased as a percentage of net assets is 1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,960,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 420
Fidelity Securities Lending Cash Central Fund	5,441
Total	$ 5,861
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boyner Buyuk Magazacilik A/S	$ 10,764	$ -	$ 16,020	$ -	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,843,308	$ 1,414,445	$ 418,062	$ 10,801
Consumer Staples	1,147,236	582,788	564,448	-
Energy	441,636	267,909	173,727	-
Financials	2,821,082	1,658,069	1,163,013	-
Health Care	1,087,724	771,553	316,171	-
Industrials	1,451,790	1,132,697	319,093	-
Information Technology	867,159	575,926	291,233	-
Materials	577,937	441,335	136,602	-
Telecommunication Services	565,743	162,001	403,742	-
Utilities	65,259	65,259	-	-
Government Obligations	6,960	-	6,960	-
Money Market Funds	454,068	454,068	-	-
Total Investments in Securities:	$ 11,329,902	$ 7,526,050	$ 3,793,051	$ 10,801
Derivative Instruments:
Assets
Futures Contracts	$ 4,238	$ 4,238	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 712,449
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 4,238	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $21,646) - See accompanying schedule: Unaffiliated issuers (cost $8,603,381)	$ 10,875,834
Fidelity Central Funds (cost $454,068)	454,068
Total Investments (cost $9,057,449)		$ 11,329,902
Foreign currency held at value (cost $934)		924
Receivable for investments sold		8,555
Receivable for fund shares sold		7,336
Dividends receivable		20,216
Distributions receivable from Fidelity Central Funds		122
Prepaid expenses		35
Other receivables		4,081
Total assets		11,371,171

Liabilities
Payable for investments purchased	$ 38,436
Payable for fund shares redeemed	5,719
Accrued management fee	6,631
Distribution and service plan fees payable	128
Payable for daily variation margin for derivative instruments	983
Other affiliated payables	1,581
Other payables and accrued expenses	735
Collateral on securities loaned, at value	22,072
Total liabilities		76,285

Net Assets		$ 11,294,886
Net Assets consist of:
Paid in capital		$ 9,866,929
Undistributed net investment income		131,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(979,010)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,275,537
Net Assets		$ 11,294,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($346,717.68 ÷ 8,780.120 shares)	$ 39.49

Maximum offering price per share (100/94.25 of $39.49)	$ 41.90
Class T: Net Asset Value and redemption price per share ($53,183.51 ÷ 1,355.789 shares)	$ 39.23

Maximum offering price per share (100/96.50 of $39.23)	$ 40.65
Class B: Net Asset Value and offering price per share ($6,686.96 ÷ 171.088 shares)A	$ 39.08

Class C: Net Asset Value and offering price per share ($36,470.54 ÷ 933.457 shares)A	$ 39.07

International Discovery: Net Asset Value, offering price and redemption price per share ($7,799,575.78 ÷ 195,853.386 shares)	$ 39.82

Class K: Net Asset Value, offering price and redemption price per share ($2,576,018.46 ÷ 64,786.777 shares)	$ 39.76

Institutional Class: Net Asset Value, offering price and redemption price per share ($476,126.48 ÷ 11,975.218 shares)	$ 39.76

Class Z: Net Asset Value, offering price and redemption price per share ($106.86 ÷ 2.687 shares)	$ 39.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2013

Investment Income
Dividends		$ 233,738
Interest		3
Income from Fidelity Central Funds		5,861
Income before foreign taxes withheld		239,602
Less foreign taxes withheld		(17,198)
Total income		222,404

Expenses
Management fee Basic fee	$ 67,899
Performance adjustment	6,089
Transfer agent fees	16,474
Distribution and service plan fees	1,432
Accounting and security lending fees	1,778
Custodian fees and expenses	1,352
Independent trustees' compensation	54
Registration fees	215
Audit	119
Legal	24
Miscellaneous	76
Total expenses before reductions	95,512
Expense reductions	(2,311)	93,201
Net investment income (loss)		129,203
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	671,713
Other affiliated issuers	4,258
Foreign currency transactions	(1,963)
Futures contracts	51,368
Total net realized gain (loss)		725,376
Change in net unrealized appreciation (depreciation) on: Investment securities	1,459,188
Assets and liabilities in foreign currencies	(54)
Futures contracts	4,238
Total change in net unrealized appreciation (depreciation)		1,463,372
Net gain (loss)		2,188,748
Net increase (decrease) in net assets resulting from operations		$ 2,317,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 129,203	$ 143,212
Net realized gain (loss)	725,376	(207,579)
Change in net unrealized appreciation (depreciation)	1,463,372	762,141
Net increase (decrease) in net assets resulting from operations	2,317,951	697,774
Distributions to shareholders from net investment income	(146,031)	(118,968)
Distributions to shareholders from net realized gain	(8,413)	-
Total distributions	(154,444)	(118,968)
Share transactions - net increase (decrease)	714,712	(915,362)
Redemption fees	128	128
Total increase (decrease) in net assets	2,878,347	(336,428)

Net Assets
Beginning of period	8,416,539	8,752,967
End of period (including undistributed net investment income of $131,430 and undistributed net investment income of $126,507, respectively)	$ 11,294,886	$ 8,416,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.66	$ 29.43	$ 32.07	$ 28.57	$ 23.68
Income from Investment Operations
Net investment income (loss) C	.34	.41	.42	.31	.31
Net realized and unrealized gain (loss)	7.97	2.11	(2.52)	3.51	4.84
Total from investment operations	8.31	2.52	(2.10)	3.82	5.15
Distributions from net investment income	(.45)	(.29)	(.38)	(.28)	(.26)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.48)	(.29)	(.54)	(.32)	(.26)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.49	$ 31.66	$ 29.43	$ 32.07	$ 28.57
Total Return A,B	26.59%	8.70%	(6.71)%	13.43%	22.14%
Ratios to Average Net Assets D,F
Expenses before reductions	1.35%	1.34%	1.30%	1.33%	1.37%
Expenses net of fee waivers, if any	1.35%	1.34%	1.29%	1.33%	1.37%
Expenses net of all reductions	1.33%	1.31%	1.25%	1.28%	1.32%
Net investment income (loss)	.97%	1.41%	1.31%	1.06%	1.28%
Supplemental Data
Net assets, end of period (in millions)	$ 347	$ 299	$ 320	$ 392	$ 414
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.42	$ 29.18	$ 31.81	$ 28.35	$ 23.49
Income from Investment Operations
Net investment income (loss) C	.26	.34	.34	.23	.24
Net realized and unrealized gain (loss)	7.92	2.09	(2.51)	3.48	4.81
Total from investment operations	8.18	2.43	(2.17)	3.71	5.05
Distributions from net investment income	(.34)	(.19)	(.30)	(.21)	(.19)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.37)	(.19)	(.46)	(.25)	(.19)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.23	$ 31.42	$ 29.18	$ 31.81	$ 28.35
Total Return A,B	26.31%	8.41%	(6.96)%	13.14%	21.79%
Ratios to Average Net Assets D,F
Expenses before reductions	1.59%	1.59%	1.56%	1.60%	1.65%
Expenses net of fee waivers, if any	1.59%	1.59%	1.55%	1.60%	1.65%
Expenses net of all reductions	1.57%	1.56%	1.51%	1.56%	1.60%
Net investment income (loss)	.73%	1.16%	1.05%	.79%	1.00%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 46	$ 61	$ 92	$ 83
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.28	$ 29.02	$ 31.60	$ 28.18	$ 23.25
Income from Investment Operations
Net investment income (loss) C	.08	.19	.17	.08	.12
Net realized and unrealized gain (loss)	7.90	2.09	(2.48)	3.44	4.81
Total from investment operations	7.98	2.28	(2.31)	3.52	4.93
Distributions from net investment income	(.15)	(.02)	(.12)	(.06)	-
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.18)	(.02)	(.27) H	(.10)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.08	$ 31.28	$ 29.02	$ 31.60	$ 28.18
Total Return A,B	25.64%	7.85%	(7.39)%	12.52%	21.20%
Ratios to Average Net Assets D,F
Expenses before reductions	2.10%	2.09%	2.06%	2.12%	2.16%
Expenses net of fee waivers, if any	2.10%	2.09%	2.06%	2.12%	2.16%
Expenses net of all reductions	2.08%	2.06%	2.02%	2.08%	2.11%
Net investment income (loss)	.22%	.66%	.54%	.27%	.49%
Supplemental Data
Net assets, end of period (in millions)	$ 7	$ 8	$ 10	$ 14	$ 16
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.32	$ 29.08	$ 31.68	$ 28.23	$ 23.31
Income from Investment Operations
Net investment income (loss) C	.08	.19	.18	.09	.12
Net realized and unrealized gain (loss)	7.90	2.09	(2.49)	3.45	4.82
Total from investment operations	7.98	2.28	(2.31)	3.54	4.94
Distributions from net investment income	(.20)	(.04)	(.14)	(.05)	(.02)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.23)	(.04)	(.29) H	(.09)	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 39.07	$ 31.32	$ 29.08	$ 31.68	$ 28.23
Total Return A,B	25.65%	7.86%	(7.37)%	12.54%	21.22%
Ratios to Average Net Assets D,F
Expenses before reductions	2.10%	2.09%	2.05%	2.09%	2.14%
Expenses net of fee waivers, if any	2.09%	2.09%	2.04%	2.09%	2.14%
Expenses net of all reductions	2.07%	2.06%	2.00%	2.05%	2.09%
Net investment income (loss)	.23%	.66%	.56%	.30%	.51%
Supplemental Data
Net assets, end of period (in millions)	$ 36	$ 30	$ 33	$ 44	$ 43
Portfolio turnover rate E	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.91	$ 29.69	$ 32.34	$ 28.79	$ 23.88
Income from Investment Operations
Net investment income (loss) B	.47	.51	.53	.40	.37
Net realized and unrealized gain (loss)	8.02	2.12	(2.54)	3.54	4.88
Total from investment operations	8.49	2.63	(2.01)	3.94	5.25
Distributions from net investment income	(.55)	(.41)	(.48)	(.35)	(.34)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.58)	(.41)	(.64)	(.39)	(.34)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.82	$ 31.91	$ 29.69	$ 32.34	$ 28.79
Total Return A	27.03%	9.03%	(6.39)%	13.76%	22.47%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	1.01%	.97%	1.05%	1.12%
Expenses net of fee waivers, if any	1.00%	1.01%	.96%	1.05%	1.12%
Expenses net of all reductions	.98%	.98%	.92%	1.00%	1.07%
Net investment income (loss)	1.32%	1.73%	1.64%	1.35%	1.53%
Supplemental Data
Net assets, end of period (in millions)	$ 7,800	$ 5,965	$ 6,806	$ 8,133	$ 8,114
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.87	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Income from Investment Operations
Net investment income (loss) B	.52	.57	.58	.46	.44
Net realized and unrealized gain (loss)	8.01	2.11	(2.54)	3.53	4.86
Total from investment operations	8.53	2.68	(1.96)	3.99	5.30
Distributions from net investment income	(.61)	(.47)	(.55)	(.41)	(.42)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.64)	(.47)	(.70) G	(.45)	(.42)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.76	$ 31.87	$ 29.66	$ 32.32	$ 28.78
Total Return A	27.23%	9.24%	(6.24)%	13.96%	22.80%
Ratios to Average Net Assets C,E
Expenses before reductions	.85%	.83%	.80%	.84%	.88%
Expenses net of fee waivers, if any	.85%	.83%	.79%	.84%	.88%
Expenses net of all reductions	.83%	.80%	.75%	.79%	.83%
Net investment income (loss)	1.47%	1.91%	1.81%	1.55%	1.77%
Supplemental Data
Net assets, end of period (in millions)	$ 2,576	$ 1,776	$ 1,245	$ 1,078	$ 674
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 31.87	$ 29.65	$ 32.31	$ 28.77	$ 23.91
Income from Investment Operations
Net investment income (loss) B	.47	.52	.54	.41	.39
Net realized and unrealized gain (loss)	8.01	2.11	(2.55)	3.55	4.86
Total from investment operations	8.48	2.63	(2.01)	3.96	5.25
Distributions from net investment income	(.56)	(.41)	(.50)	(.38)	(.39)
Distributions from net realized gain	(.03)	-	(.16)	(.04)	-
Total distributions	(.59)	(.41)	(.65) G	(.42)	(.39)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 39.76	$ 31.87	$ 29.65	$ 32.31	$ 28.77
Total Return A	27.03%	9.07%	(6.39)%	13.84%	22.52%
Ratios to Average Net Assets C,E
Expenses before reductions	1.00%	1.00%	.95%	.99%	1.05%
Expenses net of fee waivers, if any	1.00%	1.00%	.94%	.99%	1.05%
Expenses net of all reductions	.97%	.97%	.90%	.95%	1.00%
Net investment income (loss)	1.33%	1.75%	1.66%	1.40%	1.60%
Supplemental Data
Net assets, end of period (in millions)	$ 476	$ 294	$ 278	$ 319	$ 267
Portfolio turnover rate D	65%	68%	75%	82%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.22
Income from Investment Operations
Net investment income (loss) D	.07
Net realized and unrealized gain (loss)	2.48
Total from investment operations	2.55
Redemption fees added to paid in capital D,I	-
Net asset value, end of period	$ 39.77
Total Return B,C	6.85%
Ratios to Average Net Assets E,H
Expenses before reductions	.85% A
Expenses net of fee waivers, if any	.85% A
Expenses net of all reductions	.83% A
Net investment income (loss)	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate F	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,288,825
Gross unrealized depreciation	(128,376)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,160,449

Tax Cost	$ 9,169,453

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 219,779
Capital loss carryforward	$ (950,903)
Net unrealized appreciation (depreciation)	$ 2,159,295

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (950,903)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 154,444	$ 118,968

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $51,368 and a change in net unrealized appreciation (depreciation) of $4,238 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,591,378 and $5,993,057, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 796	$ 9
Class T	.25%	.25%	243	2
Class B	.75%	.25%	69	52
Class C	.75%	.25%	324	25
			$ 1,432	$ 88

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 56
Class T	5
Class B*	9
Class C*	2
$ 72

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 954.30
Class T	141.29
Class B	21.30
Class C	96.29
International Discovery	13,480.20
Class K	1,069.05
Institutional Class	713.19
Class Z	-*	.05**
	$ 16,474

* Amount represents eleven dollars.

** Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,441, including $40 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the following class' operating expense.

During the period, this reimbursement reduced expenses as follows:

Reimbursement
International Discovery	$ 10
Class K	3
Institutional Class	1
$ 14

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,236 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $61.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 4,138	$ 3,123
Class T	492	388
Class B	34	6
Class C	186	44
International Discovery	101,466	90,633
Class K	34,651	20,917
Institutional Class	5,064	3,857
Total	$ 146,031	$ 118,968
From net realized gain
Class A	$ 297	$ -
Class T	46	-
Class B	7	-
Class C	30	-
International Discovery	5,914	-
Class K	1,827	-
Institutional Class	292	-
Total	$ 8,413	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	1,772	1,927	$ 62,186	$ 56,732
Reinvestment of distributions	132	101	4,249	2,828
Shares redeemed	(2,553)	(3,468)	(88,988)	(100,935)
Net increase (decrease)	(649)	(1,440)	$ (22,553)	$ (41,375)
Class T
Shares sold	227	220	$ 7,911	$ 6,409
Reinvestment of distributions	16	13	512	369
Shares redeemed	(347)	(860)	(11,997)	(25,207)
Net increase (decrease)	(104)	(627)	$ (3,574)	$ (18,429)
Class B
Shares sold	4	3	$ 137	$ 87
Reinvestment of distributions	1	-	39	5
Shares redeemed	(75)	(113)	(2,570)	(3,297)
Net increase (decrease)	(70)	(110)	$ (2,394)	$ (3,205)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class C
Shares sold	184	212	$ 6,532	$ 6,111
Reinvestment of distributions	6	1	193	39
Shares redeemed	(207)	(395)	(7,250)	(11,440)
Net increase (decrease)	(17)	(182)	$ (525)	$ (5,290)
International Discovery
Shares sold	37,338	20,324	$ 1,332,523	$ 608,478
Reinvestment of distributions	3,176	3,081	102,608	86,858
Shares redeemed	(31,569)	(65,748)	(1,103,313)	(1,937,202)
Net increase (decrease)	8,945	(42,343)	$ 331,818	$ (1,241,866)
Class K
Shares sold	19,989	26,836	$ 699,723	$ 788,860
Reinvestment of distributions	1,132	744	36,478	20,917
Shares redeemed	(12,053)	(13,817)	(423,712)	(410,022)
Net increase (decrease)	9,068	13,763	$ 312,489	$ 399,755
Institutional Class
Shares sold	4,893	2,049	$ 175,669	$ 59,460
Reinvestment of distributions	68	53	2,182	1,502
Shares redeemed	(2,219)	(2,256)	(78,500)	(65,914)
Net increase (decrease)	2,742	(154)	$ 99,351	$ (4,952)
Class Z
Shares sold	3	-	$ 100	$ -
Net increase (decrease)	3	-	$ 100	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class Z	12/09/13	12/06/13	$0.541	$0.311

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AIDZ-UANN-1213
1.9585031.100

Fidelity®

International Small Cap

Fund

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Small Cap Fund	36.56%	19.77%	11.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund, on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Colin Stone, Dale Nicholls and Nicholas Price, Co-Portfolio Managers of Fidelity® International Small Cap Fund: For the year, the fund's Retail Class shares returned 36.56%, surpassing the 32.33% gain of the MSCI® EAFE® Small Cap Index. The Japanese and Asia-Pacific ex Japan subportfolios outperformed their respective benchmarks by substantial margins, but the emerging Europe/Middle East/Africa (EMEA) sleeve trailed its benchmark, weighed down by security selection in materials and energy. Versus the index, a non-index stake in Dublin-based mineral sands miner Kenmare Resources detracted from the EMEA subportfolio's results, while one key contributor was U.K. online-only food retailer Ocado Group. In the Asia-Pacific ex Japan subportfolio, one positive was Sino Gas & Energy Holdings, an Australian exploration and production firm developing gas assets in China. On the negative side, relative performance suffered from not owning high-flying casino stock and Hong Kong benchmark component Melco International Development. In the Japanese subportfolio, our results were lifted by Pigeon, Japan's leading manufacturer of baby-care products. A non-index position in video game developer Nintendo worked against us, and I sold it in the first quarter of 2013.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.63%
Actual		$ 1,000.00	$ 1,129.50	$ 8.75
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class T	1.88%
Actual		$ 1,000.00	$ 1,128.00	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.73	$ 9.55
Class B	2.37%
Actual		$ 1,000.00	$ 1,125.30	$ 12.70
HypotheticalA		$ 1,000.00	$ 1,013.26	$ 12.03
Class C	2.34%
Actual		$ 1,000.00	$ 1,125.30	$ 12.54
HypotheticalA		$ 1,000.00	$ 1,013.41	$ 11.88
International Small Cap	1.33%
Actual		$ 1,000.00	$ 1,131.00	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Institutional Class	1.21%
Actual		$ 1,000.00	$ 1,131.50	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,019.11	$ 6.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan 26.4%
United Kingdom 18.0%
Germany 9.7%
United States of America* 5.6%
France 3.9%
Cayman Islands 3.4%
Australia 3.4%
Ireland 2.7%
Bermuda 2.6%
Other 24.3%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Japan 29.9%
United Kingdom 18.9%
Germany 7.6%
Australia 4.7%
United States of America* 4.1%
Cayman Islands 3.4%
France 3.3%
Luxembourg 2.7%
Singapore 2.6%
Other 22.8%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.3	95.8
Bonds	0.2	0.2
Short-Term Investments and Net Other Assets (Liabilities)	5.5	4.0
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Tokyo Tatemono Co. Ltd. (Japan, Real Estate Management & Development)	1.9	1.5
Pigeon Corp. (Japan, Household Products)	1.7	2.0
Eurofins Scientific SA (Luxembourg, Life Sciences Tools & Services)	1.4	1.4
Hokkaido Electric Power Co., Inc. (Japan, Electric Utilities)	1.4	0.0
Aareal Bank AG (Germany, Thrifts & Mortgage Finance)	1.3	0.0
Playtech Ltd. (Isle of Man, Software)	1.2	1.3
Wirecard AG (Germany, IT Services)	1.2	0.9
ASOS PLC (United Kingdom, Internet & Catalog Retail)	1.2	1.1
Foster Electric Co. Ltd. (Japan, Household Durables)	1.2	0.0
Stanley Electric Co. Ltd. (Japan, Auto Components)	1.2	0.7
	13.7
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.5	23.0
Financials	17.7	17.8
Industrials	16.1	14.8
Information Technology	14.4	16.1
Health Care	8.7	8.6
Energy	4.8	5.2
Materials	4.7	5.4
Consumer Staples	3.2	3.8
Utilities	1.9	0.3
Telecommunication Services	0.5	1.0

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
Australia - 3.4%
Acrux Ltd.	381,062	$ 965,231
Alkane Resources Ltd. (a)	911,891	336,131
Austal Ltd. (a)	3,050,012	2,176,453
Base Resources Ltd. (a)	750,579	294,405
Beach Energy Ltd.	1,213,515	1,640,144
Berkeley Resources Ltd. (a)	1,198,037	294,404
Boart Longyear Ltd. (d)	1,678,919	682,337
Clinuvel Pharmaceuticals Ltd. (a)(d)	325,070	476,222
Dart Energy Ltd. (a)(d)	10,057,900	1,330,871
Donaco International Ltd. (d)	2,061,089	1,383,107
Goodman Group unit	202,411	968,022
Greencross Ltd.	154,770	958,140
iiNet Ltd.	133,255	818,649
Iluka Resources Ltd.	80,327	781,987
Independence Group NL	244,610	915,525
iProperty Group Ltd. (a)	601,773	1,035,154
Karoon Gas Australia Ltd. (a)	452,184	1,893,301
Maverick Drilling & Exploration Ltd. (a)(d)	971,087	468,090
Nanosonics Ltd. (a)	1,384,184	1,138,188
Navitas Ltd.	273,638	1,500,048
Neon Energy Ltd. (a)	1,049,972	287,791
NewSat Ltd. (a)	2,252,414	1,021,857
Normandy Mt. Leyshon Ltd. (a)	1,907,227	225,327
Prairie Downs Metals Ltd. (a)	881,954	291,753
Prana Biotechnology Ltd. (a)(d)	2,224,059	1,064,716
QRxPharma Ltd. (a)(d)	249,195	163,691
Ramsay Health Care Ltd.	10,050	368,552
SEEK Ltd.	161,332	1,980,753
Sierra Mining Ltd. (a)	2,406,178	648,147
Silver Lake Resources Ltd. (a)	840,689	611,824
Sino Gas & Energy Ltd. (a)	22,392,147	4,973,525
Sirtex Medical Ltd.	98,794	1,161,587
SomnoMed Ltd. (a)	584,445	684,961
Spark Infrastructure Group unit	1,255,671	2,011,622
Starpharma Holdings Ltd. (a)	869,513	735,529
Tiger Resources Ltd. (a)	1,511,941	564,459
Tissue Therapies Ltd. (a)	2,581,301	609,929
Troy Resources NL (d)	289,032	366,059
Vision Group Holdings Ltd. (a)	1,221,604	837,084
TOTAL AUSTRALIA		38,665,575
Common Stocks - continued
	Shares	Value
Austria - 0.3%
Ams AG	30,950	$ 3,380,333
Bailiwick of Jersey - 1.9%
Informa PLC	1,067,014	9,572,207
LXB Retail Properties PLC (a)	1,426,200	2,766,991
Regus PLC	2,817,600	9,265,884
TOTAL BAILIWICK OF JERSEY		21,605,082
Belgium - 0.1%
EVS Broadcast Equipment SA	24,123	1,581,970
Bermuda - 2.6%
APT Satellite Holdings Ltd.	1,573,000	1,710,356
Asia Satellite Telecommunications Holdings Ltd.	271,000	1,052,122
Biosensors International Group Ltd.	1,016,000	768,830
China Animal Healthcare Ltd. (a)	2,129,000	681,016
China Singyes Solar Tech Holdings Ltd.	981,600	1,064,782
Digital China Holdings Ltd. (H Shares)	423,000	555,416
Dukang Distillers Holdings Ltd. (a)	2,072,000	725,584
I.T Ltd.	1,552,000	472,426
Imagi International Holdings Ltd. (a)	27,752,000	332,895
Luk Fook Holdings International Ltd.	612,000	2,186,560
Oakley Capital Investments Ltd. (a)	1,560,300	4,396,887
Oriental Watch Holdings Ltd.	1,540,000	492,609
PAX Global Technology Ltd. (a)	1,769,000	748,397
Petra Diamonds Ltd. (a)	2,255,500	4,050,445
REXLot Holdings Ltd.	10,075,000	883,658
STELUX Holdings International	2,958,000	1,007,239
Vostok Nafta Investment Ltd. SDR	818,000	6,658,822
Vtech Holdings Ltd.	154,900	2,223,703
TOTAL BERMUDA		30,011,747
British Virgin Islands - 0.4%
Kalahari Energy (a)(g)	1,451,000	15
Mail.Ru Group Ltd.:
GDR (f)	112,800	4,160,064
GDR (Reg. S)	12,700	468,376
TOTAL BRITISH VIRGIN ISLANDS		4,628,455
Canada - 0.6%
Africa Oil Corp. (a)	81,500	723,819
Africa Oil Corp. (Sweden) (a)	457,500	4,059,575
AirSea Lines (a)(g)	1,893,338	26
Asanko Gold, Inc. (a)	26,400	62,034
Common Stocks - continued
	Shares	Value
Canada - continued
Mood Media Corp. (a)	136,700	$ 86,531
Mood Media Corp. (United Kingdom) (a)	1,139,822	767,588
Mountain Province Diamonds, Inc. (a)	254,200	1,292,150
Rock Well Petroleum, Inc. (a)(g)	770,400	7
TOTAL CANADA		6,991,730
Cayman Islands - 3.4%
21Vianet Group, Inc. ADR (a)	42,300	761,400
51job, Inc. sponsored ADR (a)	19,200	1,470,720
AirMedia Group, Inc. ADR (a)	352,100	595,049
Airtac International Group	90,950	658,140
AMVIG Holdings Ltd.	764,000	358,695
AutoNavi Holdings Ltd. ADR (a)(d)	34,300	530,278
Bitauto Holdings Ltd. ADR (a)	120,000	2,941,200
Bonjour Holdings Ltd.	4,332,000	938,702
Changshouhua Food Co. Ltd.	872,000	921,151
China Automation Group Ltd.	1,872,000	393,572
China High Precision Automation Group Ltd.	712,000	27,551
China Lilang Ltd.	724,000	467,850
China Lodging Group Ltd. ADR (a)	26,500	582,470
China Medical System Holdings Ltd.	1,204,000	1,082,404
China Metal International Holdings, Inc.	2,522,000	709,140
China Metal Recycling (Holdings) Ltd. (a)	436,800	1
China Outfitters Holdings Ltd. (d)	1,888,000	311,704
CNinsure, Inc. ADR (a)	78,600	381,210
Convenience Retail Asia Ltd.	700,000	487,553
EVA Precision Industrial Holdings Ltd.	5,134,000	735,037
Greatview Aseptic Pack Co. Ltd.	1,196,000	752,803
Haitian International Holdings Ltd.	338,000	814,374
Hop Hing Group Holdings Ltd.	7,392,000	314,634
Hutchison China Meditech Ltd. (a)	77,117	780,228
Integrated Waste Solutions Group Health Ltd. (a)	2,055,000	145,252
Kingdee International Software Group Co. Ltd. (a)	1,564,400	504,450
KongZhong Corp. sponsored ADR (a)	56,200	463,650
Lee's Pharmaceutical Holdings Ltd.	1,155,000	1,071,127
Marwyn Value Investors II Ltd. (a)	2,130,100	6,497,803
Ming Fai International Holdings Ltd.	9,133,000	1,001,296
Perfect World Co. Ltd. sponsored ADR Class B	31,700	555,701
Royale Furniture Holdings Ltd.	10,111,437	528,200
Shenguan Holdings Group Ltd.	3,154,000	1,407,564
SINA Corp. (a)	6,100	509,716
SITC International Holdings Co. Ltd.	3,686,000	1,559,407
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Sitoy Group Holdings Ltd.	727,000	$ 398,523
SouFun Holdings Ltd. ADR	51,000	2,714,730
Vipshop Holdings Ltd. ADR (a)(d)	12,600	868,518
VST Holdings Ltd.	2,767,600	546,166
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	42,300	1,237,275
Xinyi Glass Holdings Ltd.	1,670,000	1,654,276
Yip's Chemical Holdings Ltd.	592,000	497,851
TOTAL CAYMAN ISLANDS		39,177,371
China - 0.1%
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)	938,000	958,205
Denmark - 0.1%
ALK-Abello A/S	6,657	632,586
Finland - 1.1%
Amer Group PLC (A Shares)	274,500	5,642,714
Rakentajain Konevuokraamo Oyj (B Shares)	343,656	6,873,002
TOTAL FINLAND		12,515,716
France - 3.9%
ALTEN	165,500	7,498,493
Audika SA (a)	113,900	1,531,013
Ipsos SA	128,172	5,406,103
Sartorius Stedim Biotech	53,000	7,969,653
Sopra Group SA	61,000	5,335,442
SR Teleperformance SA	178,251	9,453,313
The Lisi Group	52,800	8,151,062
TOTAL FRANCE		45,345,079
Germany - 9.7%
Aareal Bank AG (a)	394,704	15,179,633
AURELIUS AG	136,500	4,659,268
Brenntag AG	40,600	6,879,556
CANCOM AG	49,600	1,904,500
CENTROTEC Sustainable AG	289,265	7,201,063
CompuGROUP Holding AG	199,511	5,199,658
CTS Eventim AG	199,177	9,722,051
Deutz AG (a)	903,600	8,600,309
GFK AG	195,601	11,433,101
Ichor Coal NV (a)	355,000	1,928,005
Lanxess AG	88,385	6,221,045
MTU Aero Engines Holdings AG	60,089	6,003,902
Rational AG	15,920	4,885,076
Common Stocks - continued
	Shares	Value
Germany - continued
United Internet AG	200,152	$ 7,908,111
Wirecard AG	387,100	14,114,586
TOTAL GERMANY		111,839,864
Hong Kong - 0.8%
Dah Sing Banking Group Ltd.	598,800	1,129,170
Guotai Junan International Holdings Ltd.	1,331,000	569,963
Magnificent Estates Ltd.	25,682,000	1,242,197
Singamas Container Holdings Ltd.	5,744,000	1,340,983
Sinosoft Tech Group Ltd.	1,164,000	279,252
Techtronic Industries Co. Ltd.	1,012,500	2,546,595
Wing Hang Bank Ltd.	153,000	2,176,693
TOTAL HONG KONG		9,284,853
India - 0.8%
Ahluwalia Contracts (India) Ltd. (a)	230,314	96,986
Britannia Industries Ltd.	46,936	715,609
MT Educare Ltd.	211,299	345,456
Page Industries Ltd.	90,084	6,535,563
Shriram City Union Finance Ltd.	32,081	526,501
Thangamayil Jewellery Ltd.	173,245	478,768
WABCO India Ltd.	14,137	388,238
TOTAL INDIA		9,087,121
Indonesia - 0.5%
PT Clipan Finance Indonesia Tbk	13,895,400	517,723
PT Clipan Finance Indonesia Tbk warrants 10/7/14 (a)	2,275,700	6,460
PT Global Mediacom Tbk	1,729,000	292,958
PT Mayora Indah Tbk	410,667	1,067,419
PT Media Nusantara Citra Tbk	5,091,500	1,129,180
PT Mitra Adiperkasa Tbk	801,000	383,711
PT MNC Sky Vision Tbk (a)	2,487,000	512,951
PT Nippon Indosari Corpindo Tbk	881,500	484,832
PT Pembangunan Perumahan Persero Tbk	4,982,500	579,023
PT Tiga Pilar Sejahtera Food Tbk	8,562,500	1,002,656
TOTAL INDONESIA		5,976,913
Ireland - 2.7%
Glanbia PLC	168,000	2,354,013
Kenmare Resources PLC (a)	11,445,200	3,734,476
Paddy Power PLC (Ireland)	157,509	12,831,471
Common Stocks - continued
	Shares	Value
Ireland - continued
Smurfit Kappa Group PLC	287,600	$ 6,989,751
United Drug PLC (United Kingdom)	992,400	4,964,588
TOTAL IRELAND		30,874,299
Isle of Man - 2.4%
Exillon Energy PLC (a)	1,097,300	4,187,398
IBS Group Holding Ltd. GDR (Reg. S)	336,400	9,086,984
Playtech Ltd.	1,209,747	14,285,952
TOTAL ISLE OF MAN		27,560,334
Israel - 0.1%
Sarin Technologies Ltd.	957,750	1,464,921
Italy - 2.3%
Brunello Cucinelli SpA	123,985	3,871,835
Prysmian SpA	263,900	6,449,584
Salvatore Ferragamo Italia SpA	244,915	8,393,142
YOOX SpA (a)	209,800	7,548,683
TOTAL ITALY		26,263,244
Japan - 26.4%
Accordia Golf Co. Ltd.	504,500	5,536,995
ACOM Co. Ltd. (a)	586,600	2,296,933
AEON Financial Service Co. Ltd. (d)	243,800	7,487,160
AEON Mall Co. Ltd.	66,550	1,890,084
Amada Co. Ltd.	610,000	5,247,570
CAC Corp.	47,400	421,311
Career Design Center Co. Ltd.	676	800,696
Chugoku Electric Power Co., Inc.	112,600	1,726,008
Creek & River Co. Ltd.	91,200	392,559
Daiwa Industries Ltd.	42,000	264,291
en-japan, Inc.	113,700	2,539,549
Enigmo, Inc. (a)(d)	48,400	3,444,988
Foster Electric Co. Ltd. (d)	705,400	13,801,537
Fuji Corp.	47,500	783,216
Fuji Media Holdings, Inc.	54,000	1,076,510
Fujibo Holdings, Inc.	464,000	945,493
G-Tekt Corp.	20,500	605,963
H.I.S. Co. Ltd.	92,600	4,994,351
Hajime Construction Co. Ltd. (d)	81,800	5,640,232
Heiwa Corp.	49,200	824,899
Higashi Nihon House Co. Ltd.	508,000	2,715,643
Hokkaido Electric Power Co., Inc. (a)	1,235,300	15,913,286
Common Stocks - continued
	Shares	Value
Japan - continued
Hoshizaki Electric Co. Ltd.	155,300	$ 5,690,961
Iida Home Max Co., Ltd. (d)	107,000	2,454,917
Iino Kaiun Kaisha Ltd.	500,800	3,298,120
ISE Chemical Corp.	56,000	484,012
ITC Networks Corp.	28,700	246,885
Iwatsuka Confectionary Co. Ltd.	16,000	825,210
JAFCO Co. Ltd.	56,600	2,838,507
Juki Corp. (a)(d)	1,588,000	2,998,722
Justsystems Corp. (a)	69,100	665,856
K's Denki Corp.	141,100	4,143,098
Kakaku.com, Inc.	685,200	13,252,683
Kanto Natural Gas Development	72,000	507,631
KAWAI Musical Instruments Manufacturing Co. Ltd. (d)	523,000	986,578
Koshidaka Holdings Co. Ltd.	23,100	813,634
Kotobuki Spirits Co. Ltd.	15,300	200,081
Kyushu Electric Power Co., Inc. (a)	69,400	977,140
Leopalace21 Corp. (a)	1,331,600	9,244,644
Mazda Motor Corp. (a)	1,441,000	6,486,674
N Field Co. Ltd.	15,700	1,744,507
Nichias Corp.	501,000	3,389,511
Nihon Nohyaku Co. Ltd.	374,000	4,482,832
Nikkiso Co. Ltd.	549,000	6,791,930
Nippon Koei Co. Ltd.	70,000	329,304
Nippon Seiki Co. Ltd.	34,000	554,333
Nippon Shinyaku Co. Ltd.	345,000	5,946,976
Nippon Yusen KK	719,000	2,196,902
Nitta Corp.	157,400	3,315,251
Nomura Real Estate Holdings, Inc.	222,300	5,624,508
NTT Urban Development Co.	279,800	3,571,744
ORIX Corp.	679,400	11,767,947
Pal Co. Ltd.	68,700	1,919,793
Parco Co. Ltd.	41,700	428,718
Pigeon Corp.	373,100	19,249,422
Pressance Corp. (d)	23,100	739,680
Rakuten, Inc.	626,900	8,168,282
Rohto Pharmaceutical Co. Ltd.	130,000	1,886,600
Sakata INX Corp.	332,000	3,151,073
San-Ai Oil Co. Ltd.	97,000	418,926
Sawada Holdings Co. Ltd.	259,800	2,439,741
Sega Sammy Holdings, Inc.	248,000	6,357,615
Shinkawa Ltd.	52,000	336,857
Shinko Kogyo Co. Ltd.	268,900	2,215,210
Common Stocks - continued
	Shares	Value
Japan - continued
Shinko Shoji Co. Ltd.	2,900	$ 24,819
Shinsei Bank Ltd.	133,000	311,394
Sosei Group Corp. (a)	113,900	4,904,553
Sourcenext Corp. (a)(d)	83,100	688,377
Stanley Electric Co. Ltd.	584,700	13,600,715
Sumitomo Heavy Industries Ltd.	1,196,000	5,293,423
Takeuchi Manufacturing Co. Ltd.	28,700	605,375
Tohoku Electric Power Co., Inc. (a)	134,200	1,624,383
Tokyo Tatemono Co. Ltd.	2,341,000	21,977,316
Tokyu Fudosan Holdings Corp. (a)	498,000	4,918,312
Topcon Corp.	541,300	8,162,127
Toshiba Plant Systems & Services Corp.	16,000	282,310
Toyo Engineering Corp.	218,000	928,891
Uchiyama Holdings Co. Ltd.	39,200	1,177,753
VT Holdings Co. Ltd.	54,100	728,136
Welcia Holdings Co. Ltd.	14,300	865,000
WirelessGate, Inc. (a)	24,200	741,079
Yamaha Motor Co. Ltd.	207,200	3,173,994
Yamaya Corp.	47,300	681,356
TOTAL JAPAN		303,181,602
Korea (South) - 0.4%
Daou Technology, Inc.	133,650	1,832,322
Koh Young Technology, Inc.	23,358	696,593
Korea Plant Service & Engineering Co. Ltd.	7,274	368,744
SBS Contents Hub Co. Ltd.	31,723	443,885
Soulbrain Co. Ltd.	11,656	582,097
WeMade Entertainment Co. Ltd. (a)	9,761	435,036
TOTAL KOREA (SOUTH)		4,358,677
Luxembourg - 2.6%
AZ Electronic Materials SA	1,117,200	5,150,041
Eurofins Scientific SA	58,899	16,149,965
Grand City Properties SA (a)	1,009,573	8,106,602
TOTAL LUXEMBOURG		29,406,608
Malaysia - 0.1%
JobStreet Corp. Bhd	2,446,200	1,666,190
Netherlands - 0.6%
Yandex NV (a)	175,600	6,472,616
Norway - 1.6%
Aker Solutions ASA (d)	511,200	7,067,261
Common Stocks - continued
	Shares	Value
Norway - continued
Norwegian Air Shuttle A/S (a)(d)	46,500	$ 1,912,944
Schibsted ASA (B Shares) (d)	73,100	4,469,709
Sevan Drilling ASA (a)(d)	4,908,300	4,707,905
TOTAL NORWAY		18,157,819
Singapore - 2.3%
Amtek Engineering Ltd.	3,304,000	1,276,703
Cordlife Group Ltd.	1,021,000	982,205
CSE Global Ltd.	1,069,000	813,239
Goodpack Ltd.	1,541,000	2,375,636
Mapletree Industrial (REIT)	1,118,722	1,247,327
OSIM International Ltd.	1,092,000	1,854,870
Pertama Holdings Ltd. (e)	23,060,000	12,066,495
Petra Foods Ltd.	370,000	1,057,398
Sino Grandness Food Industry Group Ltd. (a)	3,087,000	1,776,852
Venture Corp. Ltd.	325,000	2,035,502
Yoma Strategic Holdings Ltd.	1,060,000	652,793
TOTAL SINGAPORE		26,139,020
South Africa - 0.5%
Blue Label Telecoms Ltd.	6,485,319	6,098,509
Sweden - 0.9%
Avanza Bank Holding AB	167,100	5,376,556
Rezidor Hotel Group AB (a)	942,170	5,365,093
TOTAL SWEDEN		10,741,649
Switzerland - 2.5%
Clariant AG (Reg.)	159,700	2,816,113
Julius Baer Group Ltd.	113,210	5,563,491
Meyer Burger Technology AG (a)(d)	286,600	3,363,961
Sika AG (Bearer)	1,610	5,076,553
Temenos Group AG	75,008	1,913,744
VZ Holding AG	53,370	9,587,601
TOTAL SWITZERLAND		28,321,463
Taiwan - 0.2%
Merida Industry Co. Ltd.	85,000	643,961
Taiwan Hon Chuan Enterprise Co. Ltd.	185,000	389,672
Tong Hsing Electronics Industries Ltd.	135,721	716,990
TOTAL TAIWAN		1,750,623
Thailand - 0.2%
Toyo-Thai Corp. PCL	2,200,600	2,722,027
Common Stocks - continued
	Shares	Value
United Kingdom - 18.0%
Amerisur Resources PLC (a)(d)	5,712,324	$ 4,030,022
ASOS PLC (a)	152,776	13,889,291
Aveva Group PLC	179,175	7,429,299
Bond International Software PLC	843,266	1,270,967
Brammer PLC (d)	1,302,600	10,108,770
Brewin Dolphin Holding PLC	980,163	4,463,325
Cineworld Group PLC	187,861	1,116,760
Close Brothers Group PLC	347,270	7,043,681
Countrywide PLC	778,100	6,961,639
Craneware PLC	813,500	6,091,389
Devro PLC	103,098	522,867
Dicom Group PLC (a)	1,215,200	7,384,632
Foxtons Group PLC	1,383,300	7,069,822
Hunting PLC	352,500	5,041,571
IG Group Holdings PLC	1,188,002	11,686,208
Innovation Group PLC (a)(d)	9,382,600	4,776,489
International Personal Finance PLC	870,900	8,064,216
John Wood Group PLC	470,700	6,128,330
Johnson Matthey PLC	106,195	5,115,003
Keronite PLC (a)(g)	13,620,267	218
Lombard Medical Technologies PLC (a)	1,260,400	4,132,792
Moneysupermarket.com Group PLC	4,001,600	9,842,398
Mothercare PLC (a)(d)	578,200	3,550,739
Ocado Group PLC (a)	913,800	6,358,911
Perform Group PLC (a)	701,700	6,300,592
Petroceltic International PLC (a)	1,117,274	2,543,841
Pureprofile Media PLC (a)(g)	1,108,572	622,120
Regenersis PLC	1,231,800	5,075,925
Rockhopper Exploration PLC (a)(d)	1,084,100	2,516,111
Salamander Energy PLC (a)	632,400	1,087,504
Serco Group PLC	683,068	6,100,438
Silverdell PLC	12,644,400	1,550,963
Sinclair Pharma PLC (a)(d)	8,403,003	4,311,480
Sphere Medical Holding PLC (a)	817,054	373,368
Sthree PLC	1,060,309	6,111,858
Synergy Health PLC	353,353	5,875,292
Ted Baker PLC	343,975	9,414,609
TMO Renewables Ltd. (a)(g)	1,000,000	64,136
Travis Perkins PLC	189,500	5,639,350
Tungsten Corp. PLC	1,150,600	4,137,126
Wolfson Microelectronics PLC (a)	1,463,200	3,296,263
TOTAL UNITED KINGDOM		207,100,315
Common Stocks - continued
	Shares	Value
United States of America - 0.1%
CTC Media, Inc.	4,300	$ 54,352
GI Dynamics, Inc. CDI (a)	1,286,187	972,512
Mudalla Technology, Inc. (Reg. S) (a)	996,527	16
YOU On Demand Holdings, Inc. (a)	114,474	203,764
YOU On Demand Holdings, Inc. warrants 8/30/17 (a)	27,500	0
TOTAL UNITED STATES OF AMERICA		1,230,644
TOTAL COMMON STOCKS (Cost $829,518,560)		1,075,193,160
Nonconvertible Preferred Stocks - 0.7%

Brazil - 0.7%
Alpargatas Sa (PN) (Cost $7,863,928)	1,125,920	7,790,269
Convertible Bonds - 0.2%
Principal Amount
Canada - 0.2%
Caracal Energy, Inc. 12% 9/30/17 (g) (Cost $1,400,000)	$ 1,400,000	1,775,964
Money Market Funds - 8.3%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	72,010,764	72,010,764
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	23,742,135	23,742,135
TOTAL MONEY MARKET FUNDS (Cost $95,752,899)		95,752,899
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $934,535,387)		1,180,512,292
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(32,073,166)
NET ASSETS - 100%		$ 1,148,439,126
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,160,064 or 0.4% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,462,486 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines	8/4/06	$ 1,199,182
Caracal Energy, Inc. 12% 9/30/17	9/12/12	$ 1,400,000
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 1,548,992
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
Rock Well Petroleum, Inc.	4/13/06	$ 1,004,171
TMO Renewables Ltd.	10/27/05	$ 535,065
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,779
Fidelity Securities Lending Cash Central Fund	663,324
Total	$ 710,103
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pertama Holdings Ltd.	$ 9,679,226	$ -	$ -	$ 380,584	$ 12,066,495
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 260,457,290	$ 175,431,185	$ 79,385,857	$ 5,640,248
Consumer Staples	35,660,497	13,839,428	21,821,069	-
Energy	55,836,047	54,909,468	926,557	22
Financials	202,565,947	125,742,740	74,368,290	2,454,917
Health Care	96,487,666	72,296,566	24,126,964	64,136
Industrials	185,406,536	143,921,432	39,788,645	1,696,459
Information Technology	162,730,680	134,837,106	27,243,903	649,671
Materials	56,242,264	47,559,887	8,117,917	564,460
Telecommunication Services	5,344,063	4,602,984	741,079	-
Utilities	22,252,439	2,011,622	20,240,817	-
Corporate Bonds	1,775,964	-	1,775,964	-
Money Market Funds	95,752,899	95,752,899	-	-
Total Investments in Securities:	$ 1,180,512,292	$ 870,905,317	$ 298,537,062	$ 11,069,913

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 93,219,288
Level 2 to Level 1	$ 85,883
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 17,107,640
Net Realized Gain (Loss) on Investment Securities	1,980,820
Net Unrealized Gain (Loss) on Investment Securities	(322,938)
Cost of Purchases	1,698,025
Proceeds of Sales	(7,832,736)
Amortization/Accretion	-
Transfers into Level 3	9,518,328
Transfers out of Level 3	(11,079,226)
Ending Balance	$ 11,069,913
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2013	$ 715,199

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $21,984,564) - See accompanying schedule: Unaffiliated issuers (cost $832,370,202)	$ 1,072,692,898
Fidelity Central Funds (cost $95,752,899)	95,752,899
Other affiliated issuers (cost $6,412,286)	12,066,495
Total Investments (cost $934,535,387)		$ 1,180,512,292
Cash		4,686
Foreign currency held at value (cost $22,233)		22,233
Receivable for investments sold		1,202,840
Receivable for fund shares sold		2,252,442
Dividends receivable		1,689,783
Interest receivable		190,702
Distributions receivable from Fidelity Central Funds		43,612
Prepaid expenses		3,042
Other receivables		40,069
Total assets		1,185,961,701

Liabilities
Payable for investments purchased	$ 11,458,863
Payable for fund shares redeemed	1,058,399
Accrued management fee	834,071
Distribution and service plan fees payable	21,407
Other affiliated payables	245,715
Other payables and accrued expenses	161,985
Collateral on securities loaned, at value	23,742,135
Total liabilities		37,522,575

Net Assets		$ 1,148,439,126
Net Assets consist of:
Paid in capital		$ 940,719,067
Undistributed net investment income		4,006,124
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,239,141)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		245,953,076
Net Assets		$ 1,148,439,126

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,020,321 ÷ 912,078 shares)	$ 26.34

Maximum offering price per share (100/94.25 of $26.34)	$ 27.95
Class T: Net Asset Value and redemption price per share ($13,530,248 ÷ 516,960 shares)	$ 26.17

Maximum offering price per share (100/96.50 of $26.17)	$ 27.12
Class B: Net Asset Value and offering price per share ($794,911 ÷ 30,729 shares)A	$ 25.87

Class C: Net Asset Value and offering price per share ($13,426,348 ÷ 522,739 shares)A	$ 25.68

International Small Cap: Net Asset Value, offering price and redemption price per share ($1,029,629,175 ÷ 38,611,059 shares)	$ 26.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($67,038,123 ÷ 2,513,397 shares)	$ 26.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends (including $380,584 earned from other affiliated issuers)		$ 15,849,730
Interest		168,107
Income from Fidelity Central Funds		710,103
Income before foreign taxes withheld		16,727,940
Less foreign taxes withheld		(804,542)
Total income		15,923,398

Expenses
Management fee Basic fee	$ 7,352,833
Performance adjustment	929,023
Transfer agent fees	2,205,642
Distribution and service plan fees	192,174
Accounting and security lending fees	417,104
Custodian fees and expenses	278,409
Independent trustees' compensation	4,726
Registration fees	90,493
Audit	152,551
Legal	2,053
Miscellaneous	6,690
Total expenses before reductions	11,631,698
Expense reductions	(142,371)	11,489,327
Net investment income (loss)		4,434,071
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	66,377,894
Foreign currency transactions	(228,900)
Futures contracts	(80,042)
Total net realized gain (loss)		66,068,952
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $185,408)	198,876,160
Assets and liabilities in foreign currencies	(867)
Total change in net unrealized appreciation (depreciation)		198,875,293
Net gain (loss)		264,944,245
Net increase (decrease) in net assets resulting from operations		$ 269,378,316

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,434,071	$ 4,511,101
Net realized gain (loss)	66,068,952	(4,142,955)
Change in net unrealized appreciation (depreciation)	198,875,293	42,574,576
Net increase (decrease) in net assets resulting from operations	269,378,316	42,942,722
Distributions to shareholders from net investment income	(4,769,550)	(8,016,423)
Distributions to shareholders from net realized gain	(11,754,787)	(12,577,679)
Total distributions	(16,524,337)	(20,594,102)
Share transactions - net increase (decrease)	162,217,941	(204,187,386)
Redemption fees	119,206	102,611
Total increase (decrease) in net assets	415,191,126	(181,736,155)

Net Assets
Beginning of period	733,248,000	914,984,155
End of period (including undistributed net investment income of $4,006,124 and undistributed net investment income of $4,511,102, respectively)	$ 1,148,439,126	$ 733,248,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.74	$ 18.97	$ 20.42	$ 17.28	$ 11.91
Income from Investment Operations
Net investment income (loss) C	.06	.06	.10	.03	.06
Net realized and unrealized gain (loss)	6.94	1.09	(.88)	3.51	5.31
Total from investment operations	7.00	1.15	(.78)	3.54	5.37
Distributions from net investment income	(.07)	(.11)	(.02)	(.06)	-
Distributions from net realized gain	(.33)	(.27)	(.66)	(.34)	-
Total distributions	(.40)	(.38)	(.68)	(.40)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 26.34	$ 19.74	$ 18.97	$ 20.42	$ 17.28
Total Return A, B	36.18%	6.28%	(4.00)%	20.85%	45.09%
Ratios to Average Net Assets D, F
Expenses before reductions	1.61%	1.63%	1.56%	1.71%	1.75%
Expenses net of fee waivers, if any	1.61%	1.63%	1.55%	1.65%	1.65%
Expenses net of all reductions	1.60%	1.60%	1.54%	1.63%	1.62%
Net investment income (loss)	.25%	.32%	.49%	.16%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,020	$ 14,125	$ 17,185	$ 19,720	$ 17,590
Portfolio turnover rate E	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.59	$ 18.80	$ 20.23	$ 17.14	$ 11.84
Income from Investment Operations
Net investment income (loss) C	- G	.01	.05	(.02)	.02
Net realized and unrealized gain (loss)	6.90	1.08	(.86)	3.47	5.28
Total from investment operations	6.90	1.09	(.81)	3.45	5.30
Distributions from net investment income	-	(.03)	-	(.02)	-
Distributions from net realized gain	(.32)	(.27)	(.63)	(.34)	-
Total distributions	(.32)	(.30)	(.63)	(.36)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 26.17	$ 19.59	$ 18.80	$ 20.23	$ 17.14
Total Return A, B	35.80%	5.97%	(4.18)%	20.46%	44.76%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.88%	1.82%	1.97%	2.00%
Expenses net of fee waivers, if any	1.87%	1.88%	1.81%	1.90%	1.90%
Expenses net of all reductions	1.85%	1.85%	1.79%	1.88%	1.86%
Net investment income (loss)	(.01)%	.07%	.24%	(.09)%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,530	$ 9,262	$ 13,744	$ 16,092	$ 15,760
Portfolio turnover rate E	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.22	$ 18.38	$ 19.79	$ 16.78	$ 11.65
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	(.05)	(.10)	(.04)
Net realized and unrealized gain (loss)	6.84	1.07	(.85)	3.39	5.17
Total from investment operations	6.73	.99	(.90)	3.29	5.13
Distributions from net realized gain	(.08)	(.15)	(.52)	(.28)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 25.87	$ 19.22	$ 18.38	$ 19.79	$ 16.78
Total Return A, B	35.14%	5.45%	(4.68)%	19.90%	44.03%
Ratios to Average Net Assets D, F
Expenses before reductions	2.37%	2.38%	2.32%	2.47%	2.49%
Expenses net of fee waivers, if any	2.36%	2.38%	2.30%	2.40%	2.40%
Expenses net of all reductions	2.35%	2.35%	2.29%	2.38%	2.36%
Net investment income (loss)	(.51)%	(.43)%	(.26)%	(.59)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 795	$ 790	$ 2,067	$ 3,457	$ 3,601
Portfolio turnover rate E	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.18	$ 18.38	$ 19.85	$ 16.85	$ 11.70
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	(.04)	(.10)	(.04)
Net realized and unrealized gain (loss)	6.79	1.07	(.85)	3.40	5.19
Total from investment operations	6.68	.99	(.89)	3.30	5.15
Distributions from net realized gain	(.18)	(.19)	(.59)	(.30)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 25.68	$ 19.18	$ 18.38	$ 19.85	$ 16.85
Total Return A, B	35.15%	5.46%	(4.64)%	19.86%	44.02%
Ratios to Average Net Assets D, F
Expenses before reductions	2.33%	2.38%	2.27%	2.42%	2.49%
Expenses net of fee waivers, if any	2.33%	2.38%	2.26%	2.40%	2.40%
Expenses net of all reductions	2.32%	2.35%	2.24%	2.37%	2.36%
Net investment income (loss)	(.47)%	(.43)%	(.21)%	(.59)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,426	$ 6,799	$ 9,545	$ 13,501	$ 5,814
Portfolio turnover rate E	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.99	$ 19.23	$ 20.66	$ 17.48	$ 12.03
Income from Investment Operations
Net investment income (loss) B	.12	.11	.17	.07	.08
Net realized and unrealized gain (loss)	7.02	1.10	(.89)	3.53	5.37
Total from investment operations	7.14	1.21	(.72)	3.60	5.45
Distributions from net investment income	(.14)	(.18)	(.06)	(.08)	-
Distributions from net realized gain	(.33)	(.27)	(.66)	(.34)	-
Total distributions	(.46) G	(.45)	(.72)	(.42)	-
Redemption fees added to paid in capital B	- F	- F	.01	- F	- F
Net asset value, end of period	$ 26.67	$ 19.99	$ 19.23	$ 20.66	$ 17.48
Total Return A	36.56%	6.55%	(3.65)%	21.02%	45.30%
Ratios to Average Net Assets C, E
Expenses before reductions	1.33%	1.35%	1.26%	1.44%	1.48%
Expenses net of fee waivers, if any	1.32%	1.35%	1.25%	1.44%	1.48%
Expenses net of all reductions	1.31%	1.33%	1.23%	1.42%	1.44%
Net investment income (loss)	.53%	.59%	.80%	.37%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,029,629	$ 692,769	$ 856,692	$ 808,478	$ 669,035
Portfolio turnover rate D	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 19.24	$ 20.66	$ 17.47	$ 12.01
Income from Investment Operations
Net investment income (loss) B	.16	.13	.18	.09	.09
Net realized and unrealized gain (loss)	7.00	1.10	(.89)	3.53	5.37
Total from investment operations	7.16	1.23	(.71)	3.62	5.46
Distributions from net investment income	(.16)	(.20)	(.06)	(.09)	-
Distributions from net realized gain	(.33)	(.27)	(.66)	(.34)	-
Total distributions	(.49)	(.47)	(.72)	(.43)	-
Redemption fees added to paid in capital B	- F	- F	.01	- F	- F
Net asset value, end of period	$ 26.67	$ 20.00	$ 19.24	$ 20.66	$ 17.47
Total Return A	36.68%	6.65%	(3.62)%	21.15%	45.46%
Ratios to Average Net Assets C, E
Expenses before reductions	1.20%	1.25%	1.22%	1.34%	1.45%
Expenses net of fee waivers, if any	1.20%	1.25%	1.21%	1.34%	1.40%
Expenses net of all reductions	1.18%	1.22%	1.19%	1.31%	1.37%
Net investment income (loss)	.66%	.70%	.84%	.47%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,038	$ 9,503	$ 15,752	$ 8,231	$ 2,696
Portfolio turnover rate D	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 278,457,935
Gross unrealized depreciation	(70,365,537)
Net unrealized appreciation (depreciation) on securities and other investments	$ 208,092,398

Tax Cost	$ 972,419,894

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 30,190,846
Capital loss carryforward	$ (30,539,357)
Net unrealized appreciation (depreciation)	$ 208,068,569

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (30,539,357)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 16,524,337	$ 20,594,102

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(80,042) related to its investment in futures contracts. This amount is included in the Statement of Operations.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $556,944,991 and $443,858,751, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .96% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 42,679	$ 1,371
Class T	.25%	.25%	51,556	91
Class B	.75%	.25%	7,500	5,677
Class C	.75%	.25%	90,439	12,749
			$ 192,174	$ 19,888

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,853
Class T	2,743
Class B*	143
Class C*	1,699
$ 18,438

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 50,833.30
Class T	31,476.30
Class B	2,235.30
Class C	24,673.27
International Small Cap	2,068,757.26
Institutional Class	27,668.13
	$ 2,205,642

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $510 for the period.

Other. During the period, FMR reimbursed the Fund for certain losses in the amount of $80,334.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,779 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $73,568. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $663,324, including $3,759 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $113,128 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $29,243.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 53,369	$ 98,060
Class T	-	18,440
International Small Cap	4,638,246	7,747,338
Institutional Class	77,935	152,585
Total	$ 4,769,550	$ 8,016,423
From net realized gain
Class A	$ 235,834	$ 246,964
Class T	146,972	172,958
Class B	3,106	15,448
Class C	61,233	91,928
International Small Cap	11,152,248	11,838,630
Institutional Class	155,394	211,751
Total	$ 11,754,787	$ 12,577,679

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	398,633	190,464	$ 9,321,444	$ 3,581,689
Reinvestment of distributions	13,843	18,159	269,801	323,949
Shares redeemed	(215,812)	(398,912)	(4,750,681)	(7,484,565)
Net increase (decrease)	196,664	(190,289)	$ 4,840,564	$ (3,578,927)
Class T
Shares sold	141,247	67,193	$ 3,379,516	$ 1,245,760
Reinvestment of distributions	7,380	10,478	143,239	185,991
Shares redeemed	(104,387)	(336,074)	(2,281,922)	(6,220,818)
Net increase (decrease)	44,240	(258,403)	$ 1,240,833	$ (4,789,067)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class B
Shares sold	4,525	1,171	$ 108,233	$ 21,568
Reinvestment of distributions	157	825	3,023	14,430
Shares redeemed	(15,050)	(73,396)	(330,538)	(1,354,968)
Net increase (decrease)	(10,368)	(71,400)	$ (219,282)	$ (1,318,970)
Class C
Shares sold	275,046	95,047	$ 6,270,694	$ 1,772,779
Reinvestment of distributions	2,855	4,830	54,609	84,289
Shares redeemed	(109,571)	(264,717)	(2,419,306)	(4,745,500)
Net increase (decrease)	168,330	(164,840)	$ 3,905,997	$ (2,888,432)
International Small Cap
Shares sold	11,248,438	4,700,621	$ 266,912,412	$ 88,441,440
Reinvestment of distributions	770,505	1,033,828	15,163,539	18,629,579
Shares redeemed	(8,061,607)	(15,631,544)	(180,218,306)	(292,428,231)
Net increase (decrease)	3,957,336	(9,897,095)	$ 101,857,645	$ (185,357,212)
Institutional Class
Shares sold	2,333,500	199,584	$ 57,218,863	$ 3,790,776
Reinvestment of distributions	8,409	15,793	165,323	284,438
Shares redeemed	(303,629)	(559,093)	(6,792,002)	(10,329,992)
Net increase (decrease)	2,038,280	(343,716)	$ 50,592,184	$ (6,254,778)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap	12/09/13	12/06/13	$0.092	$0.597

International Small Cap Fund designates 53% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap	12/10/12	$0.2470	$0.0142

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2012, the total expense ratio of Class B ranked equal to its competitive median for 2012, and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK)
Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ISC-UANN-1213
1.793584.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B, and
Class C are classes of Fidelity®
International Small Cap Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	28.35%	18.08%	10.59%
Class T (incl. 3.50% sales charge)	31.04%	18.33%	10.56%
Class B (incl. contingent deferred sales charge) A	30.14%	18.39%	10.63%
Class C (incl. contingent deferred sales charge) B	34.15%	18.60%	10.42%

A Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Class A on October 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Colin Stone, Dale Nicholls and Nicholas Price, Co-Portfolio Managers of Fidelity Advisor® International Small Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 36.18%, 35.80%, 35.14% and 35.15%, respectively (excluding sales charges), surpassing the 32.33% gain of the MSCI® EAFE® Small Cap Index. The Japanese and Asia-Pacific ex Japan subportfolios outperformed their respective benchmarks by substantial margins, but the emerging Europe/Middle East/Africa (EMEA) sleeve trailed its benchmark, weighed down by security selection in materials and energy. Versus the index, a non-index stake in Dublin-based mineral sands miner Kenmare Resources detracted from the EMEA subportfolio's results, while one key contributor was U.K. online-only food retailer Ocado Group. In the Asia-Pacific ex Japan subportfolio, one positive was Sino Gas & Energy Holdings, an Australian exploration and production firm developing gas assets in China. On the negative side, relative performance suffered from not owning high-flying casino stock and Hong Kong benchmark component Melco International Development. In the Japanese subportfolio, our results were lifted by Pigeon, Japan's leading manufacturer of baby-care products. A non-index position in video game developer Nintendo worked against us, and I sold it in the first quarter of 2013.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.63%
Actual		$ 1,000.00	$ 1,129.50	$ 8.75
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class T	1.88%
Actual		$ 1,000.00	$ 1,128.00	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.73	$ 9.55
Class B	2.37%
Actual		$ 1,000.00	$ 1,125.30	$ 12.70
HypotheticalA		$ 1,000.00	$ 1,013.26	$ 12.03
Class C	2.34%
Actual		$ 1,000.00	$ 1,125.30	$ 12.54
HypotheticalA		$ 1,000.00	$ 1,013.41	$ 11.88
International Small Cap	1.33%
Actual		$ 1,000.00	$ 1,131.00	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Institutional Class	1.21%
Actual		$ 1,000.00	$ 1,131.50	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,019.11	$ 6.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan 26.4%
United Kingdom 18.0%
Germany 9.7%
United States of America* 5.6%
France 3.9%
Cayman Islands 3.4%
Australia 3.4%
Ireland 2.7%
Bermuda 2.6%
Other 24.3%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Japan 29.9%
United Kingdom 18.9%
Germany 7.6%
Australia 4.7%
United States of America* 4.1%
Cayman Islands 3.4%
France 3.3%
Luxembourg 2.7%
Singapore 2.6%
Other 22.8%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.3	95.8
Bonds	0.2	0.2
Short-Term Investments and Net Other Assets (Liabilities)	5.5	4.0
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Tokyo Tatemono Co. Ltd. (Japan, Real Estate Management & Development)	1.9	1.5
Pigeon Corp. (Japan, Household Products)	1.7	2.0
Eurofins Scientific SA (Luxembourg, Life Sciences Tools & Services)	1.4	1.4
Hokkaido Electric Power Co., Inc. (Japan, Electric Utilities)	1.4	0.0
Aareal Bank AG (Germany, Thrifts & Mortgage Finance)	1.3	0.0
Playtech Ltd. (Isle of Man, Software)	1.2	1.3
Wirecard AG (Germany, IT Services)	1.2	0.9
ASOS PLC (United Kingdom, Internet & Catalog Retail)	1.2	1.1
Foster Electric Co. Ltd. (Japan, Household Durables)	1.2	0.0
Stanley Electric Co. Ltd. (Japan, Auto Components)	1.2	0.7
	13.7
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.5	23.0
Financials	17.7	17.8
Industrials	16.1	14.8
Information Technology	14.4	16.1
Health Care	8.7	8.6
Energy	4.8	5.2
Materials	4.7	5.4
Consumer Staples	3.2	3.8
Utilities	1.9	0.3
Telecommunication Services	0.5	1.0

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
Australia - 3.4%
Acrux Ltd.	381,062	$ 965,231
Alkane Resources Ltd. (a)	911,891	336,131
Austal Ltd. (a)	3,050,012	2,176,453
Base Resources Ltd. (a)	750,579	294,405
Beach Energy Ltd.	1,213,515	1,640,144
Berkeley Resources Ltd. (a)	1,198,037	294,404
Boart Longyear Ltd. (d)	1,678,919	682,337
Clinuvel Pharmaceuticals Ltd. (a)(d)	325,070	476,222
Dart Energy Ltd. (a)(d)	10,057,900	1,330,871
Donaco International Ltd. (d)	2,061,089	1,383,107
Goodman Group unit	202,411	968,022
Greencross Ltd.	154,770	958,140
iiNet Ltd.	133,255	818,649
Iluka Resources Ltd.	80,327	781,987
Independence Group NL	244,610	915,525
iProperty Group Ltd. (a)	601,773	1,035,154
Karoon Gas Australia Ltd. (a)	452,184	1,893,301
Maverick Drilling & Exploration Ltd. (a)(d)	971,087	468,090
Nanosonics Ltd. (a)	1,384,184	1,138,188
Navitas Ltd.	273,638	1,500,048
Neon Energy Ltd. (a)	1,049,972	287,791
NewSat Ltd. (a)	2,252,414	1,021,857
Normandy Mt. Leyshon Ltd. (a)	1,907,227	225,327
Prairie Downs Metals Ltd. (a)	881,954	291,753
Prana Biotechnology Ltd. (a)(d)	2,224,059	1,064,716
QRxPharma Ltd. (a)(d)	249,195	163,691
Ramsay Health Care Ltd.	10,050	368,552
SEEK Ltd.	161,332	1,980,753
Sierra Mining Ltd. (a)	2,406,178	648,147
Silver Lake Resources Ltd. (a)	840,689	611,824
Sino Gas & Energy Ltd. (a)	22,392,147	4,973,525
Sirtex Medical Ltd.	98,794	1,161,587
SomnoMed Ltd. (a)	584,445	684,961
Spark Infrastructure Group unit	1,255,671	2,011,622
Starpharma Holdings Ltd. (a)	869,513	735,529
Tiger Resources Ltd. (a)	1,511,941	564,459
Tissue Therapies Ltd. (a)	2,581,301	609,929
Troy Resources NL (d)	289,032	366,059
Vision Group Holdings Ltd. (a)	1,221,604	837,084
TOTAL AUSTRALIA		38,665,575
Common Stocks - continued
	Shares	Value
Austria - 0.3%
Ams AG	30,950	$ 3,380,333
Bailiwick of Jersey - 1.9%
Informa PLC	1,067,014	9,572,207
LXB Retail Properties PLC (a)	1,426,200	2,766,991
Regus PLC	2,817,600	9,265,884
TOTAL BAILIWICK OF JERSEY		21,605,082
Belgium - 0.1%
EVS Broadcast Equipment SA	24,123	1,581,970
Bermuda - 2.6%
APT Satellite Holdings Ltd.	1,573,000	1,710,356
Asia Satellite Telecommunications Holdings Ltd.	271,000	1,052,122
Biosensors International Group Ltd.	1,016,000	768,830
China Animal Healthcare Ltd. (a)	2,129,000	681,016
China Singyes Solar Tech Holdings Ltd.	981,600	1,064,782
Digital China Holdings Ltd. (H Shares)	423,000	555,416
Dukang Distillers Holdings Ltd. (a)	2,072,000	725,584
I.T Ltd.	1,552,000	472,426
Imagi International Holdings Ltd. (a)	27,752,000	332,895
Luk Fook Holdings International Ltd.	612,000	2,186,560
Oakley Capital Investments Ltd. (a)	1,560,300	4,396,887
Oriental Watch Holdings Ltd.	1,540,000	492,609
PAX Global Technology Ltd. (a)	1,769,000	748,397
Petra Diamonds Ltd. (a)	2,255,500	4,050,445
REXLot Holdings Ltd.	10,075,000	883,658
STELUX Holdings International	2,958,000	1,007,239
Vostok Nafta Investment Ltd. SDR	818,000	6,658,822
Vtech Holdings Ltd.	154,900	2,223,703
TOTAL BERMUDA		30,011,747
British Virgin Islands - 0.4%
Kalahari Energy (a)(g)	1,451,000	15
Mail.Ru Group Ltd.:
GDR (f)	112,800	4,160,064
GDR (Reg. S)	12,700	468,376
TOTAL BRITISH VIRGIN ISLANDS		4,628,455
Canada - 0.6%
Africa Oil Corp. (a)	81,500	723,819
Africa Oil Corp. (Sweden) (a)	457,500	4,059,575
AirSea Lines (a)(g)	1,893,338	26
Asanko Gold, Inc. (a)	26,400	62,034
Common Stocks - continued
	Shares	Value
Canada - continued
Mood Media Corp. (a)	136,700	$ 86,531
Mood Media Corp. (United Kingdom) (a)	1,139,822	767,588
Mountain Province Diamonds, Inc. (a)	254,200	1,292,150
Rock Well Petroleum, Inc. (a)(g)	770,400	7
TOTAL CANADA		6,991,730
Cayman Islands - 3.4%
21Vianet Group, Inc. ADR (a)	42,300	761,400
51job, Inc. sponsored ADR (a)	19,200	1,470,720
AirMedia Group, Inc. ADR (a)	352,100	595,049
Airtac International Group	90,950	658,140
AMVIG Holdings Ltd.	764,000	358,695
AutoNavi Holdings Ltd. ADR (a)(d)	34,300	530,278
Bitauto Holdings Ltd. ADR (a)	120,000	2,941,200
Bonjour Holdings Ltd.	4,332,000	938,702
Changshouhua Food Co. Ltd.	872,000	921,151
China Automation Group Ltd.	1,872,000	393,572
China High Precision Automation Group Ltd.	712,000	27,551
China Lilang Ltd.	724,000	467,850
China Lodging Group Ltd. ADR (a)	26,500	582,470
China Medical System Holdings Ltd.	1,204,000	1,082,404
China Metal International Holdings, Inc.	2,522,000	709,140
China Metal Recycling (Holdings) Ltd. (a)	436,800	1
China Outfitters Holdings Ltd. (d)	1,888,000	311,704
CNinsure, Inc. ADR (a)	78,600	381,210
Convenience Retail Asia Ltd.	700,000	487,553
EVA Precision Industrial Holdings Ltd.	5,134,000	735,037
Greatview Aseptic Pack Co. Ltd.	1,196,000	752,803
Haitian International Holdings Ltd.	338,000	814,374
Hop Hing Group Holdings Ltd.	7,392,000	314,634
Hutchison China Meditech Ltd. (a)	77,117	780,228
Integrated Waste Solutions Group Health Ltd. (a)	2,055,000	145,252
Kingdee International Software Group Co. Ltd. (a)	1,564,400	504,450
KongZhong Corp. sponsored ADR (a)	56,200	463,650
Lee's Pharmaceutical Holdings Ltd.	1,155,000	1,071,127
Marwyn Value Investors II Ltd. (a)	2,130,100	6,497,803
Ming Fai International Holdings Ltd.	9,133,000	1,001,296
Perfect World Co. Ltd. sponsored ADR Class B	31,700	555,701
Royale Furniture Holdings Ltd.	10,111,437	528,200
Shenguan Holdings Group Ltd.	3,154,000	1,407,564
SINA Corp. (a)	6,100	509,716
SITC International Holdings Co. Ltd.	3,686,000	1,559,407
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Sitoy Group Holdings Ltd.	727,000	$ 398,523
SouFun Holdings Ltd. ADR	51,000	2,714,730
Vipshop Holdings Ltd. ADR (a)(d)	12,600	868,518
VST Holdings Ltd.	2,767,600	546,166
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	42,300	1,237,275
Xinyi Glass Holdings Ltd.	1,670,000	1,654,276
Yip's Chemical Holdings Ltd.	592,000	497,851
TOTAL CAYMAN ISLANDS		39,177,371
China - 0.1%
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)	938,000	958,205
Denmark - 0.1%
ALK-Abello A/S	6,657	632,586
Finland - 1.1%
Amer Group PLC (A Shares)	274,500	5,642,714
Rakentajain Konevuokraamo Oyj (B Shares)	343,656	6,873,002
TOTAL FINLAND		12,515,716
France - 3.9%
ALTEN	165,500	7,498,493
Audika SA (a)	113,900	1,531,013
Ipsos SA	128,172	5,406,103
Sartorius Stedim Biotech	53,000	7,969,653
Sopra Group SA	61,000	5,335,442
SR Teleperformance SA	178,251	9,453,313
The Lisi Group	52,800	8,151,062
TOTAL FRANCE		45,345,079
Germany - 9.7%
Aareal Bank AG (a)	394,704	15,179,633
AURELIUS AG	136,500	4,659,268
Brenntag AG	40,600	6,879,556
CANCOM AG	49,600	1,904,500
CENTROTEC Sustainable AG	289,265	7,201,063
CompuGROUP Holding AG	199,511	5,199,658
CTS Eventim AG	199,177	9,722,051
Deutz AG (a)	903,600	8,600,309
GFK AG	195,601	11,433,101
Ichor Coal NV (a)	355,000	1,928,005
Lanxess AG	88,385	6,221,045
MTU Aero Engines Holdings AG	60,089	6,003,902
Rational AG	15,920	4,885,076
Common Stocks - continued
	Shares	Value
Germany - continued
United Internet AG	200,152	$ 7,908,111
Wirecard AG	387,100	14,114,586
TOTAL GERMANY		111,839,864
Hong Kong - 0.8%
Dah Sing Banking Group Ltd.	598,800	1,129,170
Guotai Junan International Holdings Ltd.	1,331,000	569,963
Magnificent Estates Ltd.	25,682,000	1,242,197
Singamas Container Holdings Ltd.	5,744,000	1,340,983
Sinosoft Tech Group Ltd.	1,164,000	279,252
Techtronic Industries Co. Ltd.	1,012,500	2,546,595
Wing Hang Bank Ltd.	153,000	2,176,693
TOTAL HONG KONG		9,284,853
India - 0.8%
Ahluwalia Contracts (India) Ltd. (a)	230,314	96,986
Britannia Industries Ltd.	46,936	715,609
MT Educare Ltd.	211,299	345,456
Page Industries Ltd.	90,084	6,535,563
Shriram City Union Finance Ltd.	32,081	526,501
Thangamayil Jewellery Ltd.	173,245	478,768
WABCO India Ltd.	14,137	388,238
TOTAL INDIA		9,087,121
Indonesia - 0.5%
PT Clipan Finance Indonesia Tbk	13,895,400	517,723
PT Clipan Finance Indonesia Tbk warrants 10/7/14 (a)	2,275,700	6,460
PT Global Mediacom Tbk	1,729,000	292,958
PT Mayora Indah Tbk	410,667	1,067,419
PT Media Nusantara Citra Tbk	5,091,500	1,129,180
PT Mitra Adiperkasa Tbk	801,000	383,711
PT MNC Sky Vision Tbk (a)	2,487,000	512,951
PT Nippon Indosari Corpindo Tbk	881,500	484,832
PT Pembangunan Perumahan Persero Tbk	4,982,500	579,023
PT Tiga Pilar Sejahtera Food Tbk	8,562,500	1,002,656
TOTAL INDONESIA		5,976,913
Ireland - 2.7%
Glanbia PLC	168,000	2,354,013
Kenmare Resources PLC (a)	11,445,200	3,734,476
Paddy Power PLC (Ireland)	157,509	12,831,471
Common Stocks - continued
	Shares	Value
Ireland - continued
Smurfit Kappa Group PLC	287,600	$ 6,989,751
United Drug PLC (United Kingdom)	992,400	4,964,588
TOTAL IRELAND		30,874,299
Isle of Man - 2.4%
Exillon Energy PLC (a)	1,097,300	4,187,398
IBS Group Holding Ltd. GDR (Reg. S)	336,400	9,086,984
Playtech Ltd.	1,209,747	14,285,952
TOTAL ISLE OF MAN		27,560,334
Israel - 0.1%
Sarin Technologies Ltd.	957,750	1,464,921
Italy - 2.3%
Brunello Cucinelli SpA	123,985	3,871,835
Prysmian SpA	263,900	6,449,584
Salvatore Ferragamo Italia SpA	244,915	8,393,142
YOOX SpA (a)	209,800	7,548,683
TOTAL ITALY		26,263,244
Japan - 26.4%
Accordia Golf Co. Ltd.	504,500	5,536,995
ACOM Co. Ltd. (a)	586,600	2,296,933
AEON Financial Service Co. Ltd. (d)	243,800	7,487,160
AEON Mall Co. Ltd.	66,550	1,890,084
Amada Co. Ltd.	610,000	5,247,570
CAC Corp.	47,400	421,311
Career Design Center Co. Ltd.	676	800,696
Chugoku Electric Power Co., Inc.	112,600	1,726,008
Creek & River Co. Ltd.	91,200	392,559
Daiwa Industries Ltd.	42,000	264,291
en-japan, Inc.	113,700	2,539,549
Enigmo, Inc. (a)(d)	48,400	3,444,988
Foster Electric Co. Ltd. (d)	705,400	13,801,537
Fuji Corp.	47,500	783,216
Fuji Media Holdings, Inc.	54,000	1,076,510
Fujibo Holdings, Inc.	464,000	945,493
G-Tekt Corp.	20,500	605,963
H.I.S. Co. Ltd.	92,600	4,994,351
Hajime Construction Co. Ltd. (d)	81,800	5,640,232
Heiwa Corp.	49,200	824,899
Higashi Nihon House Co. Ltd.	508,000	2,715,643
Hokkaido Electric Power Co., Inc. (a)	1,235,300	15,913,286
Common Stocks - continued
	Shares	Value
Japan - continued
Hoshizaki Electric Co. Ltd.	155,300	$ 5,690,961
Iida Home Max Co., Ltd. (d)	107,000	2,454,917
Iino Kaiun Kaisha Ltd.	500,800	3,298,120
ISE Chemical Corp.	56,000	484,012
ITC Networks Corp.	28,700	246,885
Iwatsuka Confectionary Co. Ltd.	16,000	825,210
JAFCO Co. Ltd.	56,600	2,838,507
Juki Corp. (a)(d)	1,588,000	2,998,722
Justsystems Corp. (a)	69,100	665,856
K's Denki Corp.	141,100	4,143,098
Kakaku.com, Inc.	685,200	13,252,683
Kanto Natural Gas Development	72,000	507,631
KAWAI Musical Instruments Manufacturing Co. Ltd. (d)	523,000	986,578
Koshidaka Holdings Co. Ltd.	23,100	813,634
Kotobuki Spirits Co. Ltd.	15,300	200,081
Kyushu Electric Power Co., Inc. (a)	69,400	977,140
Leopalace21 Corp. (a)	1,331,600	9,244,644
Mazda Motor Corp. (a)	1,441,000	6,486,674
N Field Co. Ltd.	15,700	1,744,507
Nichias Corp.	501,000	3,389,511
Nihon Nohyaku Co. Ltd.	374,000	4,482,832
Nikkiso Co. Ltd.	549,000	6,791,930
Nippon Koei Co. Ltd.	70,000	329,304
Nippon Seiki Co. Ltd.	34,000	554,333
Nippon Shinyaku Co. Ltd.	345,000	5,946,976
Nippon Yusen KK	719,000	2,196,902
Nitta Corp.	157,400	3,315,251
Nomura Real Estate Holdings, Inc.	222,300	5,624,508
NTT Urban Development Co.	279,800	3,571,744
ORIX Corp.	679,400	11,767,947
Pal Co. Ltd.	68,700	1,919,793
Parco Co. Ltd.	41,700	428,718
Pigeon Corp.	373,100	19,249,422
Pressance Corp. (d)	23,100	739,680
Rakuten, Inc.	626,900	8,168,282
Rohto Pharmaceutical Co. Ltd.	130,000	1,886,600
Sakata INX Corp.	332,000	3,151,073
San-Ai Oil Co. Ltd.	97,000	418,926
Sawada Holdings Co. Ltd.	259,800	2,439,741
Sega Sammy Holdings, Inc.	248,000	6,357,615
Shinkawa Ltd.	52,000	336,857
Shinko Kogyo Co. Ltd.	268,900	2,215,210
Common Stocks - continued
	Shares	Value
Japan - continued
Shinko Shoji Co. Ltd.	2,900	$ 24,819
Shinsei Bank Ltd.	133,000	311,394
Sosei Group Corp. (a)	113,900	4,904,553
Sourcenext Corp. (a)(d)	83,100	688,377
Stanley Electric Co. Ltd.	584,700	13,600,715
Sumitomo Heavy Industries Ltd.	1,196,000	5,293,423
Takeuchi Manufacturing Co. Ltd.	28,700	605,375
Tohoku Electric Power Co., Inc. (a)	134,200	1,624,383
Tokyo Tatemono Co. Ltd.	2,341,000	21,977,316
Tokyu Fudosan Holdings Corp. (a)	498,000	4,918,312
Topcon Corp.	541,300	8,162,127
Toshiba Plant Systems & Services Corp.	16,000	282,310
Toyo Engineering Corp.	218,000	928,891
Uchiyama Holdings Co. Ltd.	39,200	1,177,753
VT Holdings Co. Ltd.	54,100	728,136
Welcia Holdings Co. Ltd.	14,300	865,000
WirelessGate, Inc. (a)	24,200	741,079
Yamaha Motor Co. Ltd.	207,200	3,173,994
Yamaya Corp.	47,300	681,356
TOTAL JAPAN		303,181,602
Korea (South) - 0.4%
Daou Technology, Inc.	133,650	1,832,322
Koh Young Technology, Inc.	23,358	696,593
Korea Plant Service & Engineering Co. Ltd.	7,274	368,744
SBS Contents Hub Co. Ltd.	31,723	443,885
Soulbrain Co. Ltd.	11,656	582,097
WeMade Entertainment Co. Ltd. (a)	9,761	435,036
TOTAL KOREA (SOUTH)		4,358,677
Luxembourg - 2.6%
AZ Electronic Materials SA	1,117,200	5,150,041
Eurofins Scientific SA	58,899	16,149,965
Grand City Properties SA (a)	1,009,573	8,106,602
TOTAL LUXEMBOURG		29,406,608
Malaysia - 0.1%
JobStreet Corp. Bhd	2,446,200	1,666,190
Netherlands - 0.6%
Yandex NV (a)	175,600	6,472,616
Norway - 1.6%
Aker Solutions ASA (d)	511,200	7,067,261
Common Stocks - continued
	Shares	Value
Norway - continued
Norwegian Air Shuttle A/S (a)(d)	46,500	$ 1,912,944
Schibsted ASA (B Shares) (d)	73,100	4,469,709
Sevan Drilling ASA (a)(d)	4,908,300	4,707,905
TOTAL NORWAY		18,157,819
Singapore - 2.3%
Amtek Engineering Ltd.	3,304,000	1,276,703
Cordlife Group Ltd.	1,021,000	982,205
CSE Global Ltd.	1,069,000	813,239
Goodpack Ltd.	1,541,000	2,375,636
Mapletree Industrial (REIT)	1,118,722	1,247,327
OSIM International Ltd.	1,092,000	1,854,870
Pertama Holdings Ltd. (e)	23,060,000	12,066,495
Petra Foods Ltd.	370,000	1,057,398
Sino Grandness Food Industry Group Ltd. (a)	3,087,000	1,776,852
Venture Corp. Ltd.	325,000	2,035,502
Yoma Strategic Holdings Ltd.	1,060,000	652,793
TOTAL SINGAPORE		26,139,020
South Africa - 0.5%
Blue Label Telecoms Ltd.	6,485,319	6,098,509
Sweden - 0.9%
Avanza Bank Holding AB	167,100	5,376,556
Rezidor Hotel Group AB (a)	942,170	5,365,093
TOTAL SWEDEN		10,741,649
Switzerland - 2.5%
Clariant AG (Reg.)	159,700	2,816,113
Julius Baer Group Ltd.	113,210	5,563,491
Meyer Burger Technology AG (a)(d)	286,600	3,363,961
Sika AG (Bearer)	1,610	5,076,553
Temenos Group AG	75,008	1,913,744
VZ Holding AG	53,370	9,587,601
TOTAL SWITZERLAND		28,321,463
Taiwan - 0.2%
Merida Industry Co. Ltd.	85,000	643,961
Taiwan Hon Chuan Enterprise Co. Ltd.	185,000	389,672
Tong Hsing Electronics Industries Ltd.	135,721	716,990
TOTAL TAIWAN		1,750,623
Thailand - 0.2%
Toyo-Thai Corp. PCL	2,200,600	2,722,027
Common Stocks - continued
	Shares	Value
United Kingdom - 18.0%
Amerisur Resources PLC (a)(d)	5,712,324	$ 4,030,022
ASOS PLC (a)	152,776	13,889,291
Aveva Group PLC	179,175	7,429,299
Bond International Software PLC	843,266	1,270,967
Brammer PLC (d)	1,302,600	10,108,770
Brewin Dolphin Holding PLC	980,163	4,463,325
Cineworld Group PLC	187,861	1,116,760
Close Brothers Group PLC	347,270	7,043,681
Countrywide PLC	778,100	6,961,639
Craneware PLC	813,500	6,091,389
Devro PLC	103,098	522,867
Dicom Group PLC (a)	1,215,200	7,384,632
Foxtons Group PLC	1,383,300	7,069,822
Hunting PLC	352,500	5,041,571
IG Group Holdings PLC	1,188,002	11,686,208
Innovation Group PLC (a)(d)	9,382,600	4,776,489
International Personal Finance PLC	870,900	8,064,216
John Wood Group PLC	470,700	6,128,330
Johnson Matthey PLC	106,195	5,115,003
Keronite PLC (a)(g)	13,620,267	218
Lombard Medical Technologies PLC (a)	1,260,400	4,132,792
Moneysupermarket.com Group PLC	4,001,600	9,842,398
Mothercare PLC (a)(d)	578,200	3,550,739
Ocado Group PLC (a)	913,800	6,358,911
Perform Group PLC (a)	701,700	6,300,592
Petroceltic International PLC (a)	1,117,274	2,543,841
Pureprofile Media PLC (a)(g)	1,108,572	622,120
Regenersis PLC	1,231,800	5,075,925
Rockhopper Exploration PLC (a)(d)	1,084,100	2,516,111
Salamander Energy PLC (a)	632,400	1,087,504
Serco Group PLC	683,068	6,100,438
Silverdell PLC	12,644,400	1,550,963
Sinclair Pharma PLC (a)(d)	8,403,003	4,311,480
Sphere Medical Holding PLC (a)	817,054	373,368
Sthree PLC	1,060,309	6,111,858
Synergy Health PLC	353,353	5,875,292
Ted Baker PLC	343,975	9,414,609
TMO Renewables Ltd. (a)(g)	1,000,000	64,136
Travis Perkins PLC	189,500	5,639,350
Tungsten Corp. PLC	1,150,600	4,137,126
Wolfson Microelectronics PLC (a)	1,463,200	3,296,263
TOTAL UNITED KINGDOM		207,100,315
Common Stocks - continued
	Shares	Value
United States of America - 0.1%
CTC Media, Inc.	4,300	$ 54,352
GI Dynamics, Inc. CDI (a)	1,286,187	972,512
Mudalla Technology, Inc. (Reg. S) (a)	996,527	16
YOU On Demand Holdings, Inc. (a)	114,474	203,764
YOU On Demand Holdings, Inc. warrants 8/30/17 (a)	27,500	0
TOTAL UNITED STATES OF AMERICA		1,230,644
TOTAL COMMON STOCKS (Cost $829,518,560)		1,075,193,160
Nonconvertible Preferred Stocks - 0.7%

Brazil - 0.7%
Alpargatas Sa (PN) (Cost $7,863,928)	1,125,920	7,790,269
Convertible Bonds - 0.2%
Principal Amount
Canada - 0.2%
Caracal Energy, Inc. 12% 9/30/17 (g) (Cost $1,400,000)	$ 1,400,000	1,775,964
Money Market Funds - 8.3%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	72,010,764	72,010,764
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	23,742,135	23,742,135
TOTAL MONEY MARKET FUNDS (Cost $95,752,899)		95,752,899
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $934,535,387)		1,180,512,292
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(32,073,166)
NET ASSETS - 100%		$ 1,148,439,126
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,160,064 or 0.4% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,462,486 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines	8/4/06	$ 1,199,182
Caracal Energy, Inc. 12% 9/30/17	9/12/12	$ 1,400,000
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 1,548,992
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
Rock Well Petroleum, Inc.	4/13/06	$ 1,004,171
TMO Renewables Ltd.	10/27/05	$ 535,065
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,779
Fidelity Securities Lending Cash Central Fund	663,324
Total	$ 710,103
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pertama Holdings Ltd.	$ 9,679,226	$ -	$ -	$ 380,584	$ 12,066,495
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 260,457,290	$ 175,431,185	$ 79,385,857	$ 5,640,248
Consumer Staples	35,660,497	13,839,428	21,821,069	-
Energy	55,836,047	54,909,468	926,557	22
Financials	202,565,947	125,742,740	74,368,290	2,454,917
Health Care	96,487,666	72,296,566	24,126,964	64,136
Industrials	185,406,536	143,921,432	39,788,645	1,696,459
Information Technology	162,730,680	134,837,106	27,243,903	649,671
Materials	56,242,264	47,559,887	8,117,917	564,460
Telecommunication Services	5,344,063	4,602,984	741,079	-
Utilities	22,252,439	2,011,622	20,240,817	-
Corporate Bonds	1,775,964	-	1,775,964	-
Money Market Funds	95,752,899	95,752,899	-	-
Total Investments in Securities:	$ 1,180,512,292	$ 870,905,317	$ 298,537,062	$ 11,069,913

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 93,219,288
Level 2 to Level 1	$ 85,883
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 17,107,640
Net Realized Gain (Loss) on Investment Securities	1,980,820
Net Unrealized Gain (Loss) on Investment Securities	(322,938)
Cost of Purchases	1,698,025
Proceeds of Sales	(7,832,736)
Amortization/Accretion	-
Transfers into Level 3	9,518,328
Transfers out of Level 3	(11,079,226)
Ending Balance	$ 11,069,913
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2013	$ 715,199

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $21,984,564) - See accompanying schedule: Unaffiliated issuers (cost $832,370,202)	$ 1,072,692,898
Fidelity Central Funds (cost $95,752,899)	95,752,899
Other affiliated issuers (cost $6,412,286)	12,066,495
Total Investments (cost $934,535,387)		$ 1,180,512,292
Cash		4,686
Foreign currency held at value (cost $22,233)		22,233
Receivable for investments sold		1,202,840
Receivable for fund shares sold		2,252,442
Dividends receivable		1,689,783
Interest receivable		190,702
Distributions receivable from Fidelity Central Funds		43,612
Prepaid expenses		3,042
Other receivables		40,069
Total assets		1,185,961,701

Liabilities
Payable for investments purchased	$ 11,458,863
Payable for fund shares redeemed	1,058,399
Accrued management fee	834,071
Distribution and service plan fees payable	21,407
Other affiliated payables	245,715
Other payables and accrued expenses	161,985
Collateral on securities loaned, at value	23,742,135
Total liabilities		37,522,575

Net Assets		$ 1,148,439,126
Net Assets consist of:
Paid in capital		$ 940,719,067
Undistributed net investment income		4,006,124
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,239,141)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		245,953,076
Net Assets		$ 1,148,439,126

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,020,321 ÷ 912,078 shares)	$ 26.34

Maximum offering price per share (100/94.25 of $26.34)	$ 27.95
Class T: Net Asset Value and redemption price per share ($13,530,248 ÷ 516,960 shares)	$ 26.17

Maximum offering price per share (100/96.50 of $26.17)	$ 27.12
Class B: Net Asset Value and offering price per share ($794,911 ÷ 30,729 shares)A	$ 25.87

Class C: Net Asset Value and offering price per share ($13,426,348 ÷ 522,739 shares)A	$ 25.68

International Small Cap: Net Asset Value, offering price and redemption price per share ($1,029,629,175 ÷ 38,611,059 shares)	$ 26.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($67,038,123 ÷ 2,513,397 shares)	$ 26.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends (including $380,584 earned from other affiliated issuers)		$ 15,849,730
Interest		168,107
Income from Fidelity Central Funds		710,103
Income before foreign taxes withheld		16,727,940
Less foreign taxes withheld		(804,542)
Total income		15,923,398

Expenses
Management fee Basic fee	$ 7,352,833
Performance adjustment	929,023
Transfer agent fees	2,205,642
Distribution and service plan fees	192,174
Accounting and security lending fees	417,104
Custodian fees and expenses	278,409
Independent trustees' compensation	4,726
Registration fees	90,493
Audit	152,551
Legal	2,053
Miscellaneous	6,690
Total expenses before reductions	11,631,698
Expense reductions	(142,371)	11,489,327
Net investment income (loss)		4,434,071
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	66,377,894
Foreign currency transactions	(228,900)
Futures contracts	(80,042)
Total net realized gain (loss)		66,068,952
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $185,408)	198,876,160
Assets and liabilities in foreign currencies	(867)
Total change in net unrealized appreciation (depreciation)		198,875,293
Net gain (loss)		264,944,245
Net increase (decrease) in net assets resulting from operations		$ 269,378,316

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,434,071	$ 4,511,101
Net realized gain (loss)	66,068,952	(4,142,955)
Change in net unrealized appreciation (depreciation)	198,875,293	42,574,576
Net increase (decrease) in net assets resulting from operations	269,378,316	42,942,722
Distributions to shareholders from net investment income	(4,769,550)	(8,016,423)
Distributions to shareholders from net realized gain	(11,754,787)	(12,577,679)
Total distributions	(16,524,337)	(20,594,102)
Share transactions - net increase (decrease)	162,217,941	(204,187,386)
Redemption fees	119,206	102,611
Total increase (decrease) in net assets	415,191,126	(181,736,155)

Net Assets
Beginning of period	733,248,000	914,984,155
End of period (including undistributed net investment income of $4,006,124 and undistributed net investment income of $4,511,102, respectively)	$ 1,148,439,126	$ 733,248,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.74	$ 18.97	$ 20.42	$ 17.28	$ 11.91
Income from Investment Operations
Net investment income (loss) C	.06	.06	.10	.03	.06
Net realized and unrealized gain (loss)	6.94	1.09	(.88)	3.51	5.31
Total from investment operations	7.00	1.15	(.78)	3.54	5.37
Distributions from net investment income	(.07)	(.11)	(.02)	(.06)	-
Distributions from net realized gain	(.33)	(.27)	(.66)	(.34)	-
Total distributions	(.40)	(.38)	(.68)	(.40)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 26.34	$ 19.74	$ 18.97	$ 20.42	$ 17.28
Total Return A, B	36.18%	6.28%	(4.00)%	20.85%	45.09%
Ratios to Average Net Assets D, F
Expenses before reductions	1.61%	1.63%	1.56%	1.71%	1.75%
Expenses net of fee waivers, if any	1.61%	1.63%	1.55%	1.65%	1.65%
Expenses net of all reductions	1.60%	1.60%	1.54%	1.63%	1.62%
Net investment income (loss)	.25%	.32%	.49%	.16%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,020	$ 14,125	$ 17,185	$ 19,720	$ 17,590
Portfolio turnover rate E	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.59	$ 18.80	$ 20.23	$ 17.14	$ 11.84
Income from Investment Operations
Net investment income (loss) C	- G	.01	.05	(.02)	.02
Net realized and unrealized gain (loss)	6.90	1.08	(.86)	3.47	5.28
Total from investment operations	6.90	1.09	(.81)	3.45	5.30
Distributions from net investment income	-	(.03)	-	(.02)	-
Distributions from net realized gain	(.32)	(.27)	(.63)	(.34)	-
Total distributions	(.32)	(.30)	(.63)	(.36)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 26.17	$ 19.59	$ 18.80	$ 20.23	$ 17.14
Total Return A, B	35.80%	5.97%	(4.18)%	20.46%	44.76%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.88%	1.82%	1.97%	2.00%
Expenses net of fee waivers, if any	1.87%	1.88%	1.81%	1.90%	1.90%
Expenses net of all reductions	1.85%	1.85%	1.79%	1.88%	1.86%
Net investment income (loss)	(.01)%	.07%	.24%	(.09)%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,530	$ 9,262	$ 13,744	$ 16,092	$ 15,760
Portfolio turnover rate E	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.22	$ 18.38	$ 19.79	$ 16.78	$ 11.65
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	(.05)	(.10)	(.04)
Net realized and unrealized gain (loss)	6.84	1.07	(.85)	3.39	5.17
Total from investment operations	6.73	.99	(.90)	3.29	5.13
Distributions from net realized gain	(.08)	(.15)	(.52)	(.28)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 25.87	$ 19.22	$ 18.38	$ 19.79	$ 16.78
Total Return A, B	35.14%	5.45%	(4.68)%	19.90%	44.03%
Ratios to Average Net Assets D, F
Expenses before reductions	2.37%	2.38%	2.32%	2.47%	2.49%
Expenses net of fee waivers, if any	2.36%	2.38%	2.30%	2.40%	2.40%
Expenses net of all reductions	2.35%	2.35%	2.29%	2.38%	2.36%
Net investment income (loss)	(.51)%	(.43)%	(.26)%	(.59)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 795	$ 790	$ 2,067	$ 3,457	$ 3,601
Portfolio turnover rate E	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.18	$ 18.38	$ 19.85	$ 16.85	$ 11.70
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	(.04)	(.10)	(.04)
Net realized and unrealized gain (loss)	6.79	1.07	(.85)	3.40	5.19
Total from investment operations	6.68	.99	(.89)	3.30	5.15
Distributions from net realized gain	(.18)	(.19)	(.59)	(.30)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 25.68	$ 19.18	$ 18.38	$ 19.85	$ 16.85
Total Return A, B	35.15%	5.46%	(4.64)%	19.86%	44.02%
Ratios to Average Net Assets D, F
Expenses before reductions	2.33%	2.38%	2.27%	2.42%	2.49%
Expenses net of fee waivers, if any	2.33%	2.38%	2.26%	2.40%	2.40%
Expenses net of all reductions	2.32%	2.35%	2.24%	2.37%	2.36%
Net investment income (loss)	(.47)%	(.43)%	(.21)%	(.59)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,426	$ 6,799	$ 9,545	$ 13,501	$ 5,814
Portfolio turnover rate E	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.99	$ 19.23	$ 20.66	$ 17.48	$ 12.03
Income from Investment Operations
Net investment income (loss) B	.12	.11	.17	.07	.08
Net realized and unrealized gain (loss)	7.02	1.10	(.89)	3.53	5.37
Total from investment operations	7.14	1.21	(.72)	3.60	5.45
Distributions from net investment income	(.14)	(.18)	(.06)	(.08)	-
Distributions from net realized gain	(.33)	(.27)	(.66)	(.34)	-
Total distributions	(.46) G	(.45)	(.72)	(.42)	-
Redemption fees added to paid in capital B	- F	- F	.01	- F	- F
Net asset value, end of period	$ 26.67	$ 19.99	$ 19.23	$ 20.66	$ 17.48
Total Return A	36.56%	6.55%	(3.65)%	21.02%	45.30%
Ratios to Average Net Assets C, E
Expenses before reductions	1.33%	1.35%	1.26%	1.44%	1.48%
Expenses net of fee waivers, if any	1.32%	1.35%	1.25%	1.44%	1.48%
Expenses net of all reductions	1.31%	1.33%	1.23%	1.42%	1.44%
Net investment income (loss)	.53%	.59%	.80%	.37%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,029,629	$ 692,769	$ 856,692	$ 808,478	$ 669,035
Portfolio turnover rate D	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 19.24	$ 20.66	$ 17.47	$ 12.01
Income from Investment Operations
Net investment income (loss) B	.16	.13	.18	.09	.09
Net realized and unrealized gain (loss)	7.00	1.10	(.89)	3.53	5.37
Total from investment operations	7.16	1.23	(.71)	3.62	5.46
Distributions from net investment income	(.16)	(.20)	(.06)	(.09)	-
Distributions from net realized gain	(.33)	(.27)	(.66)	(.34)	-
Total distributions	(.49)	(.47)	(.72)	(.43)	-
Redemption fees added to paid in capital B	- F	- F	.01	- F	- F
Net asset value, end of period	$ 26.67	$ 20.00	$ 19.24	$ 20.66	$ 17.47
Total Return A	36.68%	6.65%	(3.62)%	21.15%	45.46%
Ratios to Average Net Assets C, E
Expenses before reductions	1.20%	1.25%	1.22%	1.34%	1.45%
Expenses net of fee waivers, if any	1.20%	1.25%	1.21%	1.34%	1.40%
Expenses net of all reductions	1.18%	1.22%	1.19%	1.31%	1.37%
Net investment income (loss)	.66%	.70%	.84%	.47%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,038	$ 9,503	$ 15,752	$ 8,231	$ 2,696
Portfolio turnover rate D	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 278,457,935
Gross unrealized depreciation	(70,365,537)
Net unrealized appreciation (depreciation) on securities and other investments	$ 208,092,398

Tax Cost	$ 972,419,894

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 30,190,846
Capital loss carryforward	$ (30,539,357)
Net unrealized appreciation (depreciation)	$ 208,068,569

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (30,539,357)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 16,524,337	$ 20,594,102

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(80,042) related to its investment in futures contracts. This amount is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $556,944,991 and $443,858,751, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .96% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 42,679	$ 1,371
Class T	.25%	.25%	51,556	91
Class B	.75%	.25%	7,500	5,677
Class C	.75%	.25%	90,439	12,749
			$ 192,174	$ 19,888

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,853
Class T	2,743
Class B*	143
Class C*	1,699
$ 18,438

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 50,833.30
Class T	31,476.30
Class B	2,235.30
Class C	24,673.27
International Small Cap	2,068,757.26
Institutional Class	27,668.13
	$ 2,205,642

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $510 for the period.

Other. During the period, FMR reimbursed the Fund for certain losses in the amount of $80,334.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,779 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $73,568. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $663,324, including $3,759 from securities loaned to FCM.

Annual Report

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $113,128 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $29,243.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 53,369	$ 98,060
Class T	-	18,440
International Small Cap	4,638,246	7,747,338
Institutional Class	77,935	152,585
Total	$ 4,769,550	$ 8,016,423
From net realized gain
Class A	$ 235,834	$ 246,964
Class T	146,972	172,958
Class B	3,106	15,448
Class C	61,233	91,928
International Small Cap	11,152,248	11,838,630
Institutional Class	155,394	211,751
Total	$ 11,754,787	$ 12,577,679

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	398,633	190,464	$ 9,321,444	$ 3,581,689
Reinvestment of distributions	13,843	18,159	269,801	323,949
Shares redeemed	(215,812)	(398,912)	(4,750,681)	(7,484,565)
Net increase (decrease)	196,664	(190,289)	$ 4,840,564	$ (3,578,927)
Class T
Shares sold	141,247	67,193	$ 3,379,516	$ 1,245,760
Reinvestment of distributions	7,380	10,478	143,239	185,991
Shares redeemed	(104,387)	(336,074)	(2,281,922)	(6,220,818)
Net increase (decrease)	44,240	(258,403)	$ 1,240,833	$ (4,789,067)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class B
Shares sold	4,525	1,171	$ 108,233	$ 21,568
Reinvestment of distributions	157	825	3,023	14,430
Shares redeemed	(15,050)	(73,396)	(330,538)	(1,354,968)
Net increase (decrease)	(10,368)	(71,400)	$ (219,282)	$ (1,318,970)
Class C
Shares sold	275,046	95,047	$ 6,270,694	$ 1,772,779
Reinvestment of distributions	2,855	4,830	54,609	84,289
Shares redeemed	(109,571)	(264,717)	(2,419,306)	(4,745,500)
Net increase (decrease)	168,330	(164,840)	$ 3,905,997	$ (2,888,432)
International Small Cap
Shares sold	11,248,438	4,700,621	$ 266,912,412	$ 88,441,440
Reinvestment of distributions	770,505	1,033,828	15,163,539	18,629,579
Shares redeemed	(8,061,607)	(15,631,544)	(180,218,306)	(292,428,231)
Net increase (decrease)	3,957,336	(9,897,095)	$ 101,857,645	$ (185,357,212)
Institutional Class
Shares sold	2,333,500	199,584	$ 57,218,863	$ 3,790,776
Reinvestment of distributions	8,409	15,793	165,323	284,438
Shares redeemed	(303,629)	(559,093)	(6,792,002)	(10,329,992)
Net increase (decrease)	2,038,280	(343,716)	$ 50,592,184	$ (6,254,778)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.051	$0.597

Class T	12/09/13	12/06/13	$0.000	$0.597

Class B	12/09/13	12/06/13	$0.000	$0.469

Class C	12/09/13	12/06/13	$0.000	$0.552

Class A designates 61%, Class T designates 75%, Class B designates 100%, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.2150	$0.0142

Class T	12/10/12	$0.1730	$0.0142

Class B	12/10/12	$0.0480	$0.0142

Class C	12/10/12	$0.1000	$0.0142

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2012, the total expense ratio of Class B ranked equal to its competitive median for 2012, and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AISC-UANN-1213
1.793568.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® International Small Cap Fund

Contents

Performance	2	How the fund has done over time.
Management's Discussion of Fund Performance	3	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	3	An example of shareholder expenses.
Investment Changes	4	A summary of major shifts in the fund's investments over the past six months.
Investments	6	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	42
Trustees and Officers	42
Distributions	49
Board Approval of Investment Advisory Contracts and Management Fees	49

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class	36.68%	19.88%	11.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Colin Stone, Dale Nicholls and Nicholas Price, Co-Portfolio Managers of Fidelity Advisor® International Small Cap Fund: For the year, the fund's Institutional Class shares returned 36.68%, surpassing the 32.33% gain of the MSCI® EAFE® Small Cap Index. The Japanese and Asia-Pacific ex Japan subportfolios outperformed their respective benchmarks by substantial margins, but the emerging Europe/Middle East/Africa (EMEA) sleeve trailed its benchmark, weighed down by security selection in materials and energy. Versus the index, a non-index stake in Dublin-based mineral sands miner Kenmare Resources detracted from the EMEA subportfolio's results, while one key contributor was U.K. online-only food retailer Ocado Group. In the Asia-Pacific ex Japan subportfolio, one positive was Sino Gas & Energy Holdings, an Australian exploration and production firm developing gas assets in China. On the negative side, relative performance suffered from not owning high-flying casino stock and Hong Kong benchmark component Melco International Development. In the Japanese subportfolio, our results were lifted by Pigeon, Japan's leading manufacturer of baby-care products. A non-index position in video game developer Nintendo worked against us, and I sold it in the first quarter of 2013.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.63%
Actual		$ 1,000.00	$ 1,129.50	$ 8.75
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class T	1.88%
Actual		$ 1,000.00	$ 1,128.00	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,015.73	$ 9.55
Class B	2.37%
Actual		$ 1,000.00	$ 1,125.30	$ 12.70
HypotheticalA		$ 1,000.00	$ 1,013.26	$ 12.03
Class C	2.34%
Actual		$ 1,000.00	$ 1,125.30	$ 12.54
HypotheticalA		$ 1,000.00	$ 1,013.41	$ 11.88
International Small Cap	1.33%
Actual		$ 1,000.00	$ 1,131.00	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Institutional Class	1.21%
Actual		$ 1,000.00	$ 1,131.50	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,019.11	$ 6.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan 26.4%
United Kingdom 18.0%
Germany 9.7%
United States of America* 5.6%
France 3.9%
Cayman Islands 3.4%
Australia 3.4%
Ireland 2.7%
Bermuda 2.6%
Other 24.3%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Japan 29.9%
United Kingdom 18.9%
Germany 7.6%
Australia 4.7%
United States of America* 4.1%
Cayman Islands 3.4%
France 3.3%
Luxembourg 2.7%
Singapore 2.6%
Other 22.8%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.3	95.8
Bonds	0.2	0.2
Short-Term Investments and Net Other Assets (Liabilities)	5.5	4.0
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Tokyo Tatemono Co. Ltd. (Japan, Real Estate Management & Development)	1.9	1.5
Pigeon Corp. (Japan, Household Products)	1.7	2.0
Eurofins Scientific SA (Luxembourg, Life Sciences Tools & Services)	1.4	1.4
Hokkaido Electric Power Co., Inc. (Japan, Electric Utilities)	1.4	0.0
Aareal Bank AG (Germany, Thrifts & Mortgage Finance)	1.3	0.0
Playtech Ltd. (Isle of Man, Software)	1.2	1.3
Wirecard AG (Germany, IT Services)	1.2	0.9
ASOS PLC (United Kingdom, Internet & Catalog Retail)	1.2	1.1
Foster Electric Co. Ltd. (Japan, Household Durables)	1.2	0.0
Stanley Electric Co. Ltd. (Japan, Auto Components)	1.2	0.7
	13.7
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.5	23.0
Financials	17.7	17.8
Industrials	16.1	14.8
Information Technology	14.4	16.1
Health Care	8.7	8.6
Energy	4.8	5.2
Materials	4.7	5.4
Consumer Staples	3.2	3.8
Utilities	1.9	0.3
Telecommunication Services	0.5	1.0

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
Australia - 3.4%
Acrux Ltd.	381,062	$ 965,231
Alkane Resources Ltd. (a)	911,891	336,131
Austal Ltd. (a)	3,050,012	2,176,453
Base Resources Ltd. (a)	750,579	294,405
Beach Energy Ltd.	1,213,515	1,640,144
Berkeley Resources Ltd. (a)	1,198,037	294,404
Boart Longyear Ltd. (d)	1,678,919	682,337
Clinuvel Pharmaceuticals Ltd. (a)(d)	325,070	476,222
Dart Energy Ltd. (a)(d)	10,057,900	1,330,871
Donaco International Ltd. (d)	2,061,089	1,383,107
Goodman Group unit	202,411	968,022
Greencross Ltd.	154,770	958,140
iiNet Ltd.	133,255	818,649
Iluka Resources Ltd.	80,327	781,987
Independence Group NL	244,610	915,525
iProperty Group Ltd. (a)	601,773	1,035,154
Karoon Gas Australia Ltd. (a)	452,184	1,893,301
Maverick Drilling & Exploration Ltd. (a)(d)	971,087	468,090
Nanosonics Ltd. (a)	1,384,184	1,138,188
Navitas Ltd.	273,638	1,500,048
Neon Energy Ltd. (a)	1,049,972	287,791
NewSat Ltd. (a)	2,252,414	1,021,857
Normandy Mt. Leyshon Ltd. (a)	1,907,227	225,327
Prairie Downs Metals Ltd. (a)	881,954	291,753
Prana Biotechnology Ltd. (a)(d)	2,224,059	1,064,716
QRxPharma Ltd. (a)(d)	249,195	163,691
Ramsay Health Care Ltd.	10,050	368,552
SEEK Ltd.	161,332	1,980,753
Sierra Mining Ltd. (a)	2,406,178	648,147
Silver Lake Resources Ltd. (a)	840,689	611,824
Sino Gas & Energy Ltd. (a)	22,392,147	4,973,525
Sirtex Medical Ltd.	98,794	1,161,587
SomnoMed Ltd. (a)	584,445	684,961
Spark Infrastructure Group unit	1,255,671	2,011,622
Starpharma Holdings Ltd. (a)	869,513	735,529
Tiger Resources Ltd. (a)	1,511,941	564,459
Tissue Therapies Ltd. (a)	2,581,301	609,929
Troy Resources NL (d)	289,032	366,059
Vision Group Holdings Ltd. (a)	1,221,604	837,084
TOTAL AUSTRALIA		38,665,575
Common Stocks - continued
	Shares	Value
Austria - 0.3%
Ams AG	30,950	$ 3,380,333
Bailiwick of Jersey - 1.9%
Informa PLC	1,067,014	9,572,207
LXB Retail Properties PLC (a)	1,426,200	2,766,991
Regus PLC	2,817,600	9,265,884
TOTAL BAILIWICK OF JERSEY		21,605,082
Belgium - 0.1%
EVS Broadcast Equipment SA	24,123	1,581,970
Bermuda - 2.6%
APT Satellite Holdings Ltd.	1,573,000	1,710,356
Asia Satellite Telecommunications Holdings Ltd.	271,000	1,052,122
Biosensors International Group Ltd.	1,016,000	768,830
China Animal Healthcare Ltd. (a)	2,129,000	681,016
China Singyes Solar Tech Holdings Ltd.	981,600	1,064,782
Digital China Holdings Ltd. (H Shares)	423,000	555,416
Dukang Distillers Holdings Ltd. (a)	2,072,000	725,584
I.T Ltd.	1,552,000	472,426
Imagi International Holdings Ltd. (a)	27,752,000	332,895
Luk Fook Holdings International Ltd.	612,000	2,186,560
Oakley Capital Investments Ltd. (a)	1,560,300	4,396,887
Oriental Watch Holdings Ltd.	1,540,000	492,609
PAX Global Technology Ltd. (a)	1,769,000	748,397
Petra Diamonds Ltd. (a)	2,255,500	4,050,445
REXLot Holdings Ltd.	10,075,000	883,658
STELUX Holdings International	2,958,000	1,007,239
Vostok Nafta Investment Ltd. SDR	818,000	6,658,822
Vtech Holdings Ltd.	154,900	2,223,703
TOTAL BERMUDA		30,011,747
British Virgin Islands - 0.4%
Kalahari Energy (a)(g)	1,451,000	15
Mail.Ru Group Ltd.:
GDR (f)	112,800	4,160,064
GDR (Reg. S)	12,700	468,376
TOTAL BRITISH VIRGIN ISLANDS		4,628,455
Canada - 0.6%
Africa Oil Corp. (a)	81,500	723,819
Africa Oil Corp. (Sweden) (a)	457,500	4,059,575
AirSea Lines (a)(g)	1,893,338	26
Asanko Gold, Inc. (a)	26,400	62,034
Common Stocks - continued
	Shares	Value
Canada - continued
Mood Media Corp. (a)	136,700	$ 86,531
Mood Media Corp. (United Kingdom) (a)	1,139,822	767,588
Mountain Province Diamonds, Inc. (a)	254,200	1,292,150
Rock Well Petroleum, Inc. (a)(g)	770,400	7
TOTAL CANADA		6,991,730
Cayman Islands - 3.4%
21Vianet Group, Inc. ADR (a)	42,300	761,400
51job, Inc. sponsored ADR (a)	19,200	1,470,720
AirMedia Group, Inc. ADR (a)	352,100	595,049
Airtac International Group	90,950	658,140
AMVIG Holdings Ltd.	764,000	358,695
AutoNavi Holdings Ltd. ADR (a)(d)	34,300	530,278
Bitauto Holdings Ltd. ADR (a)	120,000	2,941,200
Bonjour Holdings Ltd.	4,332,000	938,702
Changshouhua Food Co. Ltd.	872,000	921,151
China Automation Group Ltd.	1,872,000	393,572
China High Precision Automation Group Ltd.	712,000	27,551
China Lilang Ltd.	724,000	467,850
China Lodging Group Ltd. ADR (a)	26,500	582,470
China Medical System Holdings Ltd.	1,204,000	1,082,404
China Metal International Holdings, Inc.	2,522,000	709,140
China Metal Recycling (Holdings) Ltd. (a)	436,800	1
China Outfitters Holdings Ltd. (d)	1,888,000	311,704
CNinsure, Inc. ADR (a)	78,600	381,210
Convenience Retail Asia Ltd.	700,000	487,553
EVA Precision Industrial Holdings Ltd.	5,134,000	735,037
Greatview Aseptic Pack Co. Ltd.	1,196,000	752,803
Haitian International Holdings Ltd.	338,000	814,374
Hop Hing Group Holdings Ltd.	7,392,000	314,634
Hutchison China Meditech Ltd. (a)	77,117	780,228
Integrated Waste Solutions Group Health Ltd. (a)	2,055,000	145,252
Kingdee International Software Group Co. Ltd. (a)	1,564,400	504,450
KongZhong Corp. sponsored ADR (a)	56,200	463,650
Lee's Pharmaceutical Holdings Ltd.	1,155,000	1,071,127
Marwyn Value Investors II Ltd. (a)	2,130,100	6,497,803
Ming Fai International Holdings Ltd.	9,133,000	1,001,296
Perfect World Co. Ltd. sponsored ADR Class B	31,700	555,701
Royale Furniture Holdings Ltd.	10,111,437	528,200
Shenguan Holdings Group Ltd.	3,154,000	1,407,564
SINA Corp. (a)	6,100	509,716
SITC International Holdings Co. Ltd.	3,686,000	1,559,407
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Sitoy Group Holdings Ltd.	727,000	$ 398,523
SouFun Holdings Ltd. ADR	51,000	2,714,730
Vipshop Holdings Ltd. ADR (a)(d)	12,600	868,518
VST Holdings Ltd.	2,767,600	546,166
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	42,300	1,237,275
Xinyi Glass Holdings Ltd.	1,670,000	1,654,276
Yip's Chemical Holdings Ltd.	592,000	497,851
TOTAL CAYMAN ISLANDS		39,177,371
China - 0.1%
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)	938,000	958,205
Denmark - 0.1%
ALK-Abello A/S	6,657	632,586
Finland - 1.1%
Amer Group PLC (A Shares)	274,500	5,642,714
Rakentajain Konevuokraamo Oyj (B Shares)	343,656	6,873,002
TOTAL FINLAND		12,515,716
France - 3.9%
ALTEN	165,500	7,498,493
Audika SA (a)	113,900	1,531,013
Ipsos SA	128,172	5,406,103
Sartorius Stedim Biotech	53,000	7,969,653
Sopra Group SA	61,000	5,335,442
SR Teleperformance SA	178,251	9,453,313
The Lisi Group	52,800	8,151,062
TOTAL FRANCE		45,345,079
Germany - 9.7%
Aareal Bank AG (a)	394,704	15,179,633
AURELIUS AG	136,500	4,659,268
Brenntag AG	40,600	6,879,556
CANCOM AG	49,600	1,904,500
CENTROTEC Sustainable AG	289,265	7,201,063
CompuGROUP Holding AG	199,511	5,199,658
CTS Eventim AG	199,177	9,722,051
Deutz AG (a)	903,600	8,600,309
GFK AG	195,601	11,433,101
Ichor Coal NV (a)	355,000	1,928,005
Lanxess AG	88,385	6,221,045
MTU Aero Engines Holdings AG	60,089	6,003,902
Rational AG	15,920	4,885,076
Common Stocks - continued
	Shares	Value
Germany - continued
United Internet AG	200,152	$ 7,908,111
Wirecard AG	387,100	14,114,586
TOTAL GERMANY		111,839,864
Hong Kong - 0.8%
Dah Sing Banking Group Ltd.	598,800	1,129,170
Guotai Junan International Holdings Ltd.	1,331,000	569,963
Magnificent Estates Ltd.	25,682,000	1,242,197
Singamas Container Holdings Ltd.	5,744,000	1,340,983
Sinosoft Tech Group Ltd.	1,164,000	279,252
Techtronic Industries Co. Ltd.	1,012,500	2,546,595
Wing Hang Bank Ltd.	153,000	2,176,693
TOTAL HONG KONG		9,284,853
India - 0.8%
Ahluwalia Contracts (India) Ltd. (a)	230,314	96,986
Britannia Industries Ltd.	46,936	715,609
MT Educare Ltd.	211,299	345,456
Page Industries Ltd.	90,084	6,535,563
Shriram City Union Finance Ltd.	32,081	526,501
Thangamayil Jewellery Ltd.	173,245	478,768
WABCO India Ltd.	14,137	388,238
TOTAL INDIA		9,087,121
Indonesia - 0.5%
PT Clipan Finance Indonesia Tbk	13,895,400	517,723
PT Clipan Finance Indonesia Tbk warrants 10/7/14 (a)	2,275,700	6,460
PT Global Mediacom Tbk	1,729,000	292,958
PT Mayora Indah Tbk	410,667	1,067,419
PT Media Nusantara Citra Tbk	5,091,500	1,129,180
PT Mitra Adiperkasa Tbk	801,000	383,711
PT MNC Sky Vision Tbk (a)	2,487,000	512,951
PT Nippon Indosari Corpindo Tbk	881,500	484,832
PT Pembangunan Perumahan Persero Tbk	4,982,500	579,023
PT Tiga Pilar Sejahtera Food Tbk	8,562,500	1,002,656
TOTAL INDONESIA		5,976,913
Ireland - 2.7%
Glanbia PLC	168,000	2,354,013
Kenmare Resources PLC (a)	11,445,200	3,734,476
Paddy Power PLC (Ireland)	157,509	12,831,471
Common Stocks - continued
	Shares	Value
Ireland - continued
Smurfit Kappa Group PLC	287,600	$ 6,989,751
United Drug PLC (United Kingdom)	992,400	4,964,588
TOTAL IRELAND		30,874,299
Isle of Man - 2.4%
Exillon Energy PLC (a)	1,097,300	4,187,398
IBS Group Holding Ltd. GDR (Reg. S)	336,400	9,086,984
Playtech Ltd.	1,209,747	14,285,952
TOTAL ISLE OF MAN		27,560,334
Israel - 0.1%
Sarin Technologies Ltd.	957,750	1,464,921
Italy - 2.3%
Brunello Cucinelli SpA	123,985	3,871,835
Prysmian SpA	263,900	6,449,584
Salvatore Ferragamo Italia SpA	244,915	8,393,142
YOOX SpA (a)	209,800	7,548,683
TOTAL ITALY		26,263,244
Japan - 26.4%
Accordia Golf Co. Ltd.	504,500	5,536,995
ACOM Co. Ltd. (a)	586,600	2,296,933
AEON Financial Service Co. Ltd. (d)	243,800	7,487,160
AEON Mall Co. Ltd.	66,550	1,890,084
Amada Co. Ltd.	610,000	5,247,570
CAC Corp.	47,400	421,311
Career Design Center Co. Ltd.	676	800,696
Chugoku Electric Power Co., Inc.	112,600	1,726,008
Creek & River Co. Ltd.	91,200	392,559
Daiwa Industries Ltd.	42,000	264,291
en-japan, Inc.	113,700	2,539,549
Enigmo, Inc. (a)(d)	48,400	3,444,988
Foster Electric Co. Ltd. (d)	705,400	13,801,537
Fuji Corp.	47,500	783,216
Fuji Media Holdings, Inc.	54,000	1,076,510
Fujibo Holdings, Inc.	464,000	945,493
G-Tekt Corp.	20,500	605,963
H.I.S. Co. Ltd.	92,600	4,994,351
Hajime Construction Co. Ltd. (d)	81,800	5,640,232
Heiwa Corp.	49,200	824,899
Higashi Nihon House Co. Ltd.	508,000	2,715,643
Hokkaido Electric Power Co., Inc. (a)	1,235,300	15,913,286
Common Stocks - continued
	Shares	Value
Japan - continued
Hoshizaki Electric Co. Ltd.	155,300	$ 5,690,961
Iida Home Max Co., Ltd. (d)	107,000	2,454,917
Iino Kaiun Kaisha Ltd.	500,800	3,298,120
ISE Chemical Corp.	56,000	484,012
ITC Networks Corp.	28,700	246,885
Iwatsuka Confectionary Co. Ltd.	16,000	825,210
JAFCO Co. Ltd.	56,600	2,838,507
Juki Corp. (a)(d)	1,588,000	2,998,722
Justsystems Corp. (a)	69,100	665,856
K's Denki Corp.	141,100	4,143,098
Kakaku.com, Inc.	685,200	13,252,683
Kanto Natural Gas Development	72,000	507,631
KAWAI Musical Instruments Manufacturing Co. Ltd. (d)	523,000	986,578
Koshidaka Holdings Co. Ltd.	23,100	813,634
Kotobuki Spirits Co. Ltd.	15,300	200,081
Kyushu Electric Power Co., Inc. (a)	69,400	977,140
Leopalace21 Corp. (a)	1,331,600	9,244,644
Mazda Motor Corp. (a)	1,441,000	6,486,674
N Field Co. Ltd.	15,700	1,744,507
Nichias Corp.	501,000	3,389,511
Nihon Nohyaku Co. Ltd.	374,000	4,482,832
Nikkiso Co. Ltd.	549,000	6,791,930
Nippon Koei Co. Ltd.	70,000	329,304
Nippon Seiki Co. Ltd.	34,000	554,333
Nippon Shinyaku Co. Ltd.	345,000	5,946,976
Nippon Yusen KK	719,000	2,196,902
Nitta Corp.	157,400	3,315,251
Nomura Real Estate Holdings, Inc.	222,300	5,624,508
NTT Urban Development Co.	279,800	3,571,744
ORIX Corp.	679,400	11,767,947
Pal Co. Ltd.	68,700	1,919,793
Parco Co. Ltd.	41,700	428,718
Pigeon Corp.	373,100	19,249,422
Pressance Corp. (d)	23,100	739,680
Rakuten, Inc.	626,900	8,168,282
Rohto Pharmaceutical Co. Ltd.	130,000	1,886,600
Sakata INX Corp.	332,000	3,151,073
San-Ai Oil Co. Ltd.	97,000	418,926
Sawada Holdings Co. Ltd.	259,800	2,439,741
Sega Sammy Holdings, Inc.	248,000	6,357,615
Shinkawa Ltd.	52,000	336,857
Shinko Kogyo Co. Ltd.	268,900	2,215,210
Common Stocks - continued
	Shares	Value
Japan - continued
Shinko Shoji Co. Ltd.	2,900	$ 24,819
Shinsei Bank Ltd.	133,000	311,394
Sosei Group Corp. (a)	113,900	4,904,553
Sourcenext Corp. (a)(d)	83,100	688,377
Stanley Electric Co. Ltd.	584,700	13,600,715
Sumitomo Heavy Industries Ltd.	1,196,000	5,293,423
Takeuchi Manufacturing Co. Ltd.	28,700	605,375
Tohoku Electric Power Co., Inc. (a)	134,200	1,624,383
Tokyo Tatemono Co. Ltd.	2,341,000	21,977,316
Tokyu Fudosan Holdings Corp. (a)	498,000	4,918,312
Topcon Corp.	541,300	8,162,127
Toshiba Plant Systems & Services Corp.	16,000	282,310
Toyo Engineering Corp.	218,000	928,891
Uchiyama Holdings Co. Ltd.	39,200	1,177,753
VT Holdings Co. Ltd.	54,100	728,136
Welcia Holdings Co. Ltd.	14,300	865,000
WirelessGate, Inc. (a)	24,200	741,079
Yamaha Motor Co. Ltd.	207,200	3,173,994
Yamaya Corp.	47,300	681,356
TOTAL JAPAN		303,181,602
Korea (South) - 0.4%
Daou Technology, Inc.	133,650	1,832,322
Koh Young Technology, Inc.	23,358	696,593
Korea Plant Service & Engineering Co. Ltd.	7,274	368,744
SBS Contents Hub Co. Ltd.	31,723	443,885
Soulbrain Co. Ltd.	11,656	582,097
WeMade Entertainment Co. Ltd. (a)	9,761	435,036
TOTAL KOREA (SOUTH)		4,358,677
Luxembourg - 2.6%
AZ Electronic Materials SA	1,117,200	5,150,041
Eurofins Scientific SA	58,899	16,149,965
Grand City Properties SA (a)	1,009,573	8,106,602
TOTAL LUXEMBOURG		29,406,608
Malaysia - 0.1%
JobStreet Corp. Bhd	2,446,200	1,666,190
Netherlands - 0.6%
Yandex NV (a)	175,600	6,472,616
Norway - 1.6%
Aker Solutions ASA (d)	511,200	7,067,261
Common Stocks - continued
	Shares	Value
Norway - continued
Norwegian Air Shuttle A/S (a)(d)	46,500	$ 1,912,944
Schibsted ASA (B Shares) (d)	73,100	4,469,709
Sevan Drilling ASA (a)(d)	4,908,300	4,707,905
TOTAL NORWAY		18,157,819
Singapore - 2.3%
Amtek Engineering Ltd.	3,304,000	1,276,703
Cordlife Group Ltd.	1,021,000	982,205
CSE Global Ltd.	1,069,000	813,239
Goodpack Ltd.	1,541,000	2,375,636
Mapletree Industrial (REIT)	1,118,722	1,247,327
OSIM International Ltd.	1,092,000	1,854,870
Pertama Holdings Ltd. (e)	23,060,000	12,066,495
Petra Foods Ltd.	370,000	1,057,398
Sino Grandness Food Industry Group Ltd. (a)	3,087,000	1,776,852
Venture Corp. Ltd.	325,000	2,035,502
Yoma Strategic Holdings Ltd.	1,060,000	652,793
TOTAL SINGAPORE		26,139,020
South Africa - 0.5%
Blue Label Telecoms Ltd.	6,485,319	6,098,509
Sweden - 0.9%
Avanza Bank Holding AB	167,100	5,376,556
Rezidor Hotel Group AB (a)	942,170	5,365,093
TOTAL SWEDEN		10,741,649
Switzerland - 2.5%
Clariant AG (Reg.)	159,700	2,816,113
Julius Baer Group Ltd.	113,210	5,563,491
Meyer Burger Technology AG (a)(d)	286,600	3,363,961
Sika AG (Bearer)	1,610	5,076,553
Temenos Group AG	75,008	1,913,744
VZ Holding AG	53,370	9,587,601
TOTAL SWITZERLAND		28,321,463
Taiwan - 0.2%
Merida Industry Co. Ltd.	85,000	643,961
Taiwan Hon Chuan Enterprise Co. Ltd.	185,000	389,672
Tong Hsing Electronics Industries Ltd.	135,721	716,990
TOTAL TAIWAN		1,750,623
Thailand - 0.2%
Toyo-Thai Corp. PCL	2,200,600	2,722,027
Common Stocks - continued
	Shares	Value
United Kingdom - 18.0%
Amerisur Resources PLC (a)(d)	5,712,324	$ 4,030,022
ASOS PLC (a)	152,776	13,889,291
Aveva Group PLC	179,175	7,429,299
Bond International Software PLC	843,266	1,270,967
Brammer PLC (d)	1,302,600	10,108,770
Brewin Dolphin Holding PLC	980,163	4,463,325
Cineworld Group PLC	187,861	1,116,760
Close Brothers Group PLC	347,270	7,043,681
Countrywide PLC	778,100	6,961,639
Craneware PLC	813,500	6,091,389
Devro PLC	103,098	522,867
Dicom Group PLC (a)	1,215,200	7,384,632
Foxtons Group PLC	1,383,300	7,069,822
Hunting PLC	352,500	5,041,571
IG Group Holdings PLC	1,188,002	11,686,208
Innovation Group PLC (a)(d)	9,382,600	4,776,489
International Personal Finance PLC	870,900	8,064,216
John Wood Group PLC	470,700	6,128,330
Johnson Matthey PLC	106,195	5,115,003
Keronite PLC (a)(g)	13,620,267	218
Lombard Medical Technologies PLC (a)	1,260,400	4,132,792
Moneysupermarket.com Group PLC	4,001,600	9,842,398
Mothercare PLC (a)(d)	578,200	3,550,739
Ocado Group PLC (a)	913,800	6,358,911
Perform Group PLC (a)	701,700	6,300,592
Petroceltic International PLC (a)	1,117,274	2,543,841
Pureprofile Media PLC (a)(g)	1,108,572	622,120
Regenersis PLC	1,231,800	5,075,925
Rockhopper Exploration PLC (a)(d)	1,084,100	2,516,111
Salamander Energy PLC (a)	632,400	1,087,504
Serco Group PLC	683,068	6,100,438
Silverdell PLC	12,644,400	1,550,963
Sinclair Pharma PLC (a)(d)	8,403,003	4,311,480
Sphere Medical Holding PLC (a)	817,054	373,368
Sthree PLC	1,060,309	6,111,858
Synergy Health PLC	353,353	5,875,292
Ted Baker PLC	343,975	9,414,609
TMO Renewables Ltd. (a)(g)	1,000,000	64,136
Travis Perkins PLC	189,500	5,639,350
Tungsten Corp. PLC	1,150,600	4,137,126
Wolfson Microelectronics PLC (a)	1,463,200	3,296,263
TOTAL UNITED KINGDOM		207,100,315
Common Stocks - continued
	Shares	Value
United States of America - 0.1%
CTC Media, Inc.	4,300	$ 54,352
GI Dynamics, Inc. CDI (a)	1,286,187	972,512
Mudalla Technology, Inc. (Reg. S) (a)	996,527	16
YOU On Demand Holdings, Inc. (a)	114,474	203,764
YOU On Demand Holdings, Inc. warrants 8/30/17 (a)	27,500	0
TOTAL UNITED STATES OF AMERICA		1,230,644
TOTAL COMMON STOCKS (Cost $829,518,560)		1,075,193,160
Nonconvertible Preferred Stocks - 0.7%

Brazil - 0.7%
Alpargatas Sa (PN) (Cost $7,863,928)	1,125,920	7,790,269
Convertible Bonds - 0.2%
Principal Amount
Canada - 0.2%
Caracal Energy, Inc. 12% 9/30/17 (g) (Cost $1,400,000)	$ 1,400,000	1,775,964
Money Market Funds - 8.3%
	Shares
Fidelity Cash Central Fund, 0.09% (b)	72,010,764	72,010,764
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	23,742,135	23,742,135
TOTAL MONEY MARKET FUNDS (Cost $95,752,899)		95,752,899
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $934,535,387)		1,180,512,292
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(32,073,166)
NET ASSETS - 100%		$ 1,148,439,126
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,160,064 or 0.4% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,462,486 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines	8/4/06	$ 1,199,182
Caracal Energy, Inc. 12% 9/30/17	9/12/12	$ 1,400,000
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 1,548,992
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
Rock Well Petroleum, Inc.	4/13/06	$ 1,004,171
TMO Renewables Ltd.	10/27/05	$ 535,065
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,779
Fidelity Securities Lending Cash Central Fund	663,324
Total	$ 710,103
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pertama Holdings Ltd.	$ 9,679,226	$ -	$ -	$ 380,584	$ 12,066,495
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 260,457,290	$ 175,431,185	$ 79,385,857	$ 5,640,248
Consumer Staples	35,660,497	13,839,428	21,821,069	-
Energy	55,836,047	54,909,468	926,557	22
Financials	202,565,947	125,742,740	74,368,290	2,454,917
Health Care	96,487,666	72,296,566	24,126,964	64,136
Industrials	185,406,536	143,921,432	39,788,645	1,696,459
Information Technology	162,730,680	134,837,106	27,243,903	649,671
Materials	56,242,264	47,559,887	8,117,917	564,460
Telecommunication Services	5,344,063	4,602,984	741,079	-
Utilities	22,252,439	2,011,622	20,240,817	-
Corporate Bonds	1,775,964	-	1,775,964	-
Money Market Funds	95,752,899	95,752,899	-	-
Total Investments in Securities:	$ 1,180,512,292	$ 870,905,317	$ 298,537,062	$ 11,069,913

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 93,219,288
Level 2 to Level 1	$ 85,883
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 17,107,640
Net Realized Gain (Loss) on Investment Securities	1,980,820
Net Unrealized Gain (Loss) on Investment Securities	(322,938)
Cost of Purchases	1,698,025
Proceeds of Sales	(7,832,736)
Amortization/Accretion	-
Transfers into Level 3	9,518,328
Transfers out of Level 3	(11,079,226)
Ending Balance	$ 11,069,913
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2013	$ 715,199

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $21,984,564) - See accompanying schedule: Unaffiliated issuers (cost $832,370,202)	$ 1,072,692,898
Fidelity Central Funds (cost $95,752,899)	95,752,899
Other affiliated issuers (cost $6,412,286)	12,066,495
Total Investments (cost $934,535,387)		$ 1,180,512,292
Cash		4,686
Foreign currency held at value (cost $22,233)		22,233
Receivable for investments sold		1,202,840
Receivable for fund shares sold		2,252,442
Dividends receivable		1,689,783
Interest receivable		190,702
Distributions receivable from Fidelity Central Funds		43,612
Prepaid expenses		3,042
Other receivables		40,069
Total assets		1,185,961,701

Liabilities
Payable for investments purchased	$ 11,458,863
Payable for fund shares redeemed	1,058,399
Accrued management fee	834,071
Distribution and service plan fees payable	21,407
Other affiliated payables	245,715
Other payables and accrued expenses	161,985
Collateral on securities loaned, at value	23,742,135
Total liabilities		37,522,575

Net Assets		$ 1,148,439,126
Net Assets consist of:
Paid in capital		$ 940,719,067
Undistributed net investment income		4,006,124
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(42,239,141)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		245,953,076
Net Assets		$ 1,148,439,126

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,020,321 ÷ 912,078 shares)	$ 26.34

Maximum offering price per share (100/94.25 of $26.34)	$ 27.95
Class T: Net Asset Value and redemption price per share ($13,530,248 ÷ 516,960 shares)	$ 26.17

Maximum offering price per share (100/96.50 of $26.17)	$ 27.12
Class B: Net Asset Value and offering price per share ($794,911 ÷ 30,729 shares)A	$ 25.87

Class C: Net Asset Value and offering price per share ($13,426,348 ÷ 522,739 shares)A	$ 25.68

International Small Cap: Net Asset Value, offering price and redemption price per share ($1,029,629,175 ÷ 38,611,059 shares)	$ 26.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($67,038,123 ÷ 2,513,397 shares)	$ 26.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends (including $380,584 earned from other affiliated issuers)		$ 15,849,730
Interest		168,107
Income from Fidelity Central Funds		710,103
Income before foreign taxes withheld		16,727,940
Less foreign taxes withheld		(804,542)
Total income		15,923,398

Expenses
Management fee Basic fee	$ 7,352,833
Performance adjustment	929,023
Transfer agent fees	2,205,642
Distribution and service plan fees	192,174
Accounting and security lending fees	417,104
Custodian fees and expenses	278,409
Independent trustees' compensation	4,726
Registration fees	90,493
Audit	152,551
Legal	2,053
Miscellaneous	6,690
Total expenses before reductions	11,631,698
Expense reductions	(142,371)	11,489,327
Net investment income (loss)		4,434,071
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	66,377,894
Foreign currency transactions	(228,900)
Futures contracts	(80,042)
Total net realized gain (loss)		66,068,952
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $185,408)	198,876,160
Assets and liabilities in foreign currencies	(867)
Total change in net unrealized appreciation (depreciation)		198,875,293
Net gain (loss)		264,944,245
Net increase (decrease) in net assets resulting from operations		$ 269,378,316

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,434,071	$ 4,511,101
Net realized gain (loss)	66,068,952	(4,142,955)
Change in net unrealized appreciation (depreciation)	198,875,293	42,574,576
Net increase (decrease) in net assets resulting from operations	269,378,316	42,942,722
Distributions to shareholders from net investment income	(4,769,550)	(8,016,423)
Distributions to shareholders from net realized gain	(11,754,787)	(12,577,679)
Total distributions	(16,524,337)	(20,594,102)
Share transactions - net increase (decrease)	162,217,941	(204,187,386)
Redemption fees	119,206	102,611
Total increase (decrease) in net assets	415,191,126	(181,736,155)

Net Assets
Beginning of period	733,248,000	914,984,155
End of period (including undistributed net investment income of $4,006,124 and undistributed net investment income of $4,511,102, respectively)	$ 1,148,439,126	$ 733,248,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.74	$ 18.97	$ 20.42	$ 17.28	$ 11.91
Income from Investment Operations
Net investment income (loss) C	.06	.06	.10	.03	.06
Net realized and unrealized gain (loss)	6.94	1.09	(.88)	3.51	5.31
Total from investment operations	7.00	1.15	(.78)	3.54	5.37
Distributions from net investment income	(.07)	(.11)	(.02)	(.06)	-
Distributions from net realized gain	(.33)	(.27)	(.66)	(.34)	-
Total distributions	(.40)	(.38)	(.68)	(.40)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 26.34	$ 19.74	$ 18.97	$ 20.42	$ 17.28
Total Return A, B	36.18%	6.28%	(4.00)%	20.85%	45.09%
Ratios to Average Net Assets D, F
Expenses before reductions	1.61%	1.63%	1.56%	1.71%	1.75%
Expenses net of fee waivers, if any	1.61%	1.63%	1.55%	1.65%	1.65%
Expenses net of all reductions	1.60%	1.60%	1.54%	1.63%	1.62%
Net investment income (loss)	.25%	.32%	.49%	.16%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,020	$ 14,125	$ 17,185	$ 19,720	$ 17,590
Portfolio turnover rate E	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.59	$ 18.80	$ 20.23	$ 17.14	$ 11.84
Income from Investment Operations
Net investment income (loss) C	- G	.01	.05	(.02)	.02
Net realized and unrealized gain (loss)	6.90	1.08	(.86)	3.47	5.28
Total from investment operations	6.90	1.09	(.81)	3.45	5.30
Distributions from net investment income	-	(.03)	-	(.02)	-
Distributions from net realized gain	(.32)	(.27)	(.63)	(.34)	-
Total distributions	(.32)	(.30)	(.63)	(.36)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 26.17	$ 19.59	$ 18.80	$ 20.23	$ 17.14
Total Return A, B	35.80%	5.97%	(4.18)%	20.46%	44.76%
Ratios to Average Net Assets D, F
Expenses before reductions	1.87%	1.88%	1.82%	1.97%	2.00%
Expenses net of fee waivers, if any	1.87%	1.88%	1.81%	1.90%	1.90%
Expenses net of all reductions	1.85%	1.85%	1.79%	1.88%	1.86%
Net investment income (loss)	(.01)%	.07%	.24%	(.09)%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,530	$ 9,262	$ 13,744	$ 16,092	$ 15,760
Portfolio turnover rate E	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.22	$ 18.38	$ 19.79	$ 16.78	$ 11.65
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	(.05)	(.10)	(.04)
Net realized and unrealized gain (loss)	6.84	1.07	(.85)	3.39	5.17
Total from investment operations	6.73	.99	(.90)	3.29	5.13
Distributions from net realized gain	(.08)	(.15)	(.52)	(.28)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 25.87	$ 19.22	$ 18.38	$ 19.79	$ 16.78
Total Return A, B	35.14%	5.45%	(4.68)%	19.90%	44.03%
Ratios to Average Net Assets D, F
Expenses before reductions	2.37%	2.38%	2.32%	2.47%	2.49%
Expenses net of fee waivers, if any	2.36%	2.38%	2.30%	2.40%	2.40%
Expenses net of all reductions	2.35%	2.35%	2.29%	2.38%	2.36%
Net investment income (loss)	(.51)%	(.43)%	(.26)%	(.59)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 795	$ 790	$ 2,067	$ 3,457	$ 3,601
Portfolio turnover rate E	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.18	$ 18.38	$ 19.85	$ 16.85	$ 11.70
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	(.04)	(.10)	(.04)
Net realized and unrealized gain (loss)	6.79	1.07	(.85)	3.40	5.19
Total from investment operations	6.68	.99	(.89)	3.30	5.15
Distributions from net realized gain	(.18)	(.19)	(.59)	(.30)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 25.68	$ 19.18	$ 18.38	$ 19.85	$ 16.85
Total Return A, B	35.15%	5.46%	(4.64)%	19.86%	44.02%
Ratios to Average Net Assets D, F
Expenses before reductions	2.33%	2.38%	2.27%	2.42%	2.49%
Expenses net of fee waivers, if any	2.33%	2.38%	2.26%	2.40%	2.40%
Expenses net of all reductions	2.32%	2.35%	2.24%	2.37%	2.36%
Net investment income (loss)	(.47)%	(.43)%	(.21)%	(.59)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,426	$ 6,799	$ 9,545	$ 13,501	$ 5,814
Portfolio turnover rate E	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.99	$ 19.23	$ 20.66	$ 17.48	$ 12.03
Income from Investment Operations
Net investment income (loss) B	.12	.11	.17	.07	.08
Net realized and unrealized gain (loss)	7.02	1.10	(.89)	3.53	5.37
Total from investment operations	7.14	1.21	(.72)	3.60	5.45
Distributions from net investment income	(.14)	(.18)	(.06)	(.08)	-
Distributions from net realized gain	(.33)	(.27)	(.66)	(.34)	-
Total distributions	(.46) G	(.45)	(.72)	(.42)	-
Redemption fees added to paid in capital B	- F	- F	.01	- F	- F
Net asset value, end of period	$ 26.67	$ 19.99	$ 19.23	$ 20.66	$ 17.48
Total Return A	36.56%	6.55%	(3.65)%	21.02%	45.30%
Ratios to Average Net Assets C, E
Expenses before reductions	1.33%	1.35%	1.26%	1.44%	1.48%
Expenses net of fee waivers, if any	1.32%	1.35%	1.25%	1.44%	1.48%
Expenses net of all reductions	1.31%	1.33%	1.23%	1.42%	1.44%
Net investment income (loss)	.53%	.59%	.80%	.37%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,029,629	$ 692,769	$ 856,692	$ 808,478	$ 669,035
Portfolio turnover rate D	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 19.24	$ 20.66	$ 17.47	$ 12.01
Income from Investment Operations
Net investment income (loss) B	.16	.13	.18	.09	.09
Net realized and unrealized gain (loss)	7.00	1.10	(.89)	3.53	5.37
Total from investment operations	7.16	1.23	(.71)	3.62	5.46
Distributions from net investment income	(.16)	(.20)	(.06)	(.09)	-
Distributions from net realized gain	(.33)	(.27)	(.66)	(.34)	-
Total distributions	(.49)	(.47)	(.72)	(.43)	-
Redemption fees added to paid in capital B	- F	- F	.01	- F	- F
Net asset value, end of period	$ 26.67	$ 20.00	$ 19.24	$ 20.66	$ 17.47
Total Return A	36.68%	6.65%	(3.62)%	21.15%	45.46%
Ratios to Average Net Assets C, E
Expenses before reductions	1.20%	1.25%	1.22%	1.34%	1.45%
Expenses net of fee waivers, if any	1.20%	1.25%	1.21%	1.34%	1.40%
Expenses net of all reductions	1.18%	1.22%	1.19%	1.31%	1.37%
Net investment income (loss)	.66%	.70%	.84%	.47%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,038	$ 9,503	$ 15,752	$ 8,231	$ 2,696
Portfolio turnover rate D	54%	68%	47%	66%	81%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 278,457,935
Gross unrealized depreciation	(70,365,537)
Net unrealized appreciation (depreciation) on securities and other investments	$ 208,092,398

Tax Cost	$ 972,419,894

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 30,190,846
Capital loss carryforward	$ (30,539,357)
Net unrealized appreciation (depreciation)	$ 208,068,569

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (30,539,357)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 16,524,337	$ 20,594,102

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3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(80,042) related to its investment in futures contracts. This amount is included in the Statement of Operations.

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5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $556,944,991 and $443,858,751, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .96% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 42,679	$ 1,371
Class T	.25%	.25%	51,556	91
Class B	.75%	.25%	7,500	5,677
Class C	.75%	.25%	90,439	12,749
			$ 192,174	$ 19,888

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,853
Class T	2,743
Class B*	143
Class C*	1,699
$ 18,438

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 50,833.30
Class T	31,476.30
Class B	2,235.30
Class C	24,673.27
International Small Cap	2,068,757.26
Institutional Class	27,668.13
	$ 2,205,642

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $510 for the period.

Other. During the period, FMR reimbursed the Fund for certain losses in the amount of $80,334.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,779 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $73,568. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $663,324, including $3,759 from securities loaned to FCM.

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Notes to Financial Statements - continued

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $113,128 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $29,243.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 53,369	$ 98,060
Class T	-	18,440
International Small Cap	4,638,246	7,747,338
Institutional Class	77,935	152,585
Total	$ 4,769,550	$ 8,016,423
From net realized gain
Class A	$ 235,834	$ 246,964
Class T	146,972	172,958
Class B	3,106	15,448
Class C	61,233	91,928
International Small Cap	11,152,248	11,838,630
Institutional Class	155,394	211,751
Total	$ 11,754,787	$ 12,577,679

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	398,633	190,464	$ 9,321,444	$ 3,581,689
Reinvestment of distributions	13,843	18,159	269,801	323,949
Shares redeemed	(215,812)	(398,912)	(4,750,681)	(7,484,565)
Net increase (decrease)	196,664	(190,289)	$ 4,840,564	$ (3,578,927)
Class T
Shares sold	141,247	67,193	$ 3,379,516	$ 1,245,760
Reinvestment of distributions	7,380	10,478	143,239	185,991
Shares redeemed	(104,387)	(336,074)	(2,281,922)	(6,220,818)
Net increase (decrease)	44,240	(258,403)	$ 1,240,833	$ (4,789,067)

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11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class B
Shares sold	4,525	1,171	$ 108,233	$ 21,568
Reinvestment of distributions	157	825	3,023	14,430
Shares redeemed	(15,050)	(73,396)	(330,538)	(1,354,968)
Net increase (decrease)	(10,368)	(71,400)	$ (219,282)	$ (1,318,970)
Class C
Shares sold	275,046	95,047	$ 6,270,694	$ 1,772,779
Reinvestment of distributions	2,855	4,830	54,609	84,289
Shares redeemed	(109,571)	(264,717)	(2,419,306)	(4,745,500)
Net increase (decrease)	168,330	(164,840)	$ 3,905,997	$ (2,888,432)
International Small Cap
Shares sold	11,248,438	4,700,621	$ 266,912,412	$ 88,441,440
Reinvestment of distributions	770,505	1,033,828	15,163,539	18,629,579
Shares redeemed	(8,061,607)	(15,631,544)	(180,218,306)	(292,428,231)
Net increase (decrease)	3,957,336	(9,897,095)	$ 101,857,645	$ (185,357,212)
Institutional Class
Shares sold	2,333,500	199,584	$ 57,218,863	$ 3,790,776
Reinvestment of distributions	8,409	15,793	165,323	284,438
Shares redeemed	(303,629)	(559,093)	(6,792,002)	(10,329,992)
Net increase (decrease)	2,038,280	(343,716)	$ 50,592,184	$ (6,254,778)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2013

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Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.128	$0.597

Institutional Class designates 50% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/12	$0.2610	$0.0142

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2012, the total expense ratio of Class B ranked equal to its competitive median for 2012, and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AISCI-UANN-1213
1.793572.110

Fidelity®

International Small Cap Opportunities

Fund

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Small Cap Opportunities Fund	28.24%	18.61%	6.35%

A From August 2, 2005

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Small Cap Opportunities Fund: For the year, the fund's Retail Class shares gained 28.24%, trailing the 32.33% increase in the MSCI® EAFE® Small Cap Index. Europe was a detractor, as poor stock picking in the region weighed on the fund's result. The fund also had a moderate cash position, which hurt performance in an up market. Further, stock picking in Canada was a negative, with out-of-index mining-related companies Eldorado Gold, Copper Mountain Mining and Agnico Eagle Mines hurting results. I ultimately sold all three stocks, none of which were in the benchmark. Emerging markets, especially South African drug store chain Clicks Group, posed an additional challenge. On the positive side, the fund was significantly helped by a large underweighting in the Asia-Pacific ex Japan region, especially Australia, which included a large number of poor-performing mining companies that I chose to avoid. The fund's out-of-benchmark U.S. holdings also helped. The vast majority of these investments were in companies that do all or most of their business abroad but that happen to be domiciled stateside. Of final note, stock picking in Japan proved very helpful in relative terms, with investment bank Nihon M&A Center producing an outsized contribution.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.65%
Actual		$ 1,000.00	$ 1,093.50	$ 8.71
Hypothetical A		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,091.80	$ 10.02
Hypothetical A		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 1,089.20	$ 12.64
Hypothetical A		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 1,089.40	$ 12.64
Hypothetical A		$ 1,000.00	$ 1,013.11	$ 12.18
International Small Cap Opportunities	1.39%
Actual		$ 1,000.00	$ 1,095.10	$ 7.34
Hypothetical A		$ 1,000.00	$ 1,018.20	$ 7.07
Institutional Class	1.36%
Actual		$ 1,000.00	$ 1,095.00	$ 7.18
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.92

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan 26.1%
United Kingdom 19.3%
United States of America* 14.6%
Germany 5.1%
Italy 3.5%
Netherlands 3.5%
France 2.4%
Sweden 2.1%
Ireland 2.0%
Other 21.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2013
Japan 24.9%
United Kingdom 17.9%
United States of America* 16.9%
Germany 4.0%
Turkey 3.7%
Netherlands 3.0%
Italy 2.6%
France 2.6%
Sweden 2.4%
Other 22.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	95.6
Short-Term Investments and Net Other Assets (Liabilities)	2.4	4.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.3	2.1
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	1.9	2.0
Aalberts Industries NV (Netherlands, Machinery)	1.6	1.1
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.5	1.4
CTS Eventim AG (Germany, Media)	1.4	1.2
Interpump Group SpA (Italy, Machinery)	1.4	1.1
Azimut Holding SpA (Italy, Capital Markets)	1.4	1.0
Intrum Justitia AB (Sweden, Commercial Services & Supplies)	1.4	1.4
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.3	1.2
Spectris PLC (United Kingdom, Electronic Equipment & Components)	1.3	1.0
	15.5
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	24.1	23.7
Consumer Discretionary	18.5	19.3
Financials	18.5	16.7
Consumer Staples	10.4	10.6
Materials	9.8	9.4
Information Technology	7.0	7.2
Health Care	6.0	5.2
Energy	3.3	3.5

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Australia - 1.6%
Imdex Ltd.	1,328,443	$ 904,016
Ramsay Health Care Ltd.	79,365	2,910,459
RCG Corp. Ltd.	2,789,963	1,951,331
Sydney Airport unit	790,959	3,132,339
TOTAL AUSTRALIA		8,898,145
Austria - 1.7%
Andritz AG	104,700	6,449,637
Zumtobel AG	164,181	2,934,699
TOTAL AUSTRIA		9,384,336
Bailiwick of Jersey - 1.2%
Informa PLC	779,140	6,989,683
Belgium - 1.9%
Gimv NV	71,688	3,630,573
KBC Ancora (a)	137,238	4,470,174
Umicore SA	56,570	2,698,646
TOTAL BELGIUM		10,799,393
Bermuda - 0.4%
Lazard Ltd. Class A	58,699	2,268,716
Brazil - 0.2%
Arezzo Industria e Comercio SA	84,300	1,260,624
British Virgin Islands - 0.3%
Gem Diamonds Ltd. (a)	636,898	1,628,818
Canada - 1.6%
Pason Systems, Inc.	243,700	5,064,959
ShawCor Ltd. Class A	62,500	2,627,320
TAG Oil Ltd. (a)(e)	289,400	1,176,863
TOTAL CANADA		8,869,142
Denmark - 1.4%
Jyske Bank A/S (Reg.) (a)	66,327	3,744,232
Spar Nord Bank A/S (a)	457,069	4,077,073
TOTAL DENMARK		7,821,305
Finland - 1.5%
Nokian Tyres PLC	92,000	4,655,508
Tikkurila Oyj	148,220	3,841,781
TOTAL FINLAND		8,497,289
Common Stocks - continued
	Shares	Value
France - 2.4%
Laurent-Perrier Group SA	27,463	$ 2,565,780
Remy Cointreau SA	30,773	3,036,719
Saft Groupe SA	89,475	2,840,312
Vetoquinol SA	55,184	2,196,833
Virbac SA	15,500	3,117,835
TOTAL FRANCE		13,757,479
Germany - 4.5%
alstria office REIT-AG	200,000	2,535,734
Bilfinger Berger AG	49,266	5,469,670
CompuGROUP Holding AG (d)	178,878	4,661,920
CTS Eventim AG	167,545	8,178,058
Fielmann AG	39,837	4,456,908
TOTAL GERMANY		25,302,290
Greece - 0.7%
Titan Cement Co. SA (Reg.) (a)	138,880	3,790,143
India - 0.6%
Jyothy Laboratories Ltd. (a)	1,106,018	3,325,736
Ireland - 2.0%
FBD Holdings PLC	219,528	4,739,220
James Hardie Industries PLC:
CDI	151,916	1,569,367
sponsored ADR	100,715	5,245,237
TOTAL IRELAND		11,553,824
Israel - 1.2%
Azrieli Group	96,005	3,087,406
Ituran Location & Control Ltd.	97,286	1,780,334
Strauss Group Ltd.	96,744	1,708,675
TOTAL ISRAEL		6,576,415
Italy - 3.5%
Azimut Holding SpA	308,873	7,846,456
Beni Stabili SpA SIIQ	5,953,083	4,089,896
Interpump Group SpA	711,143	7,917,546
TOTAL ITALY		19,853,898
Japan - 26.1%
Air Water, Inc.	101,000	1,443,722
Anicom Holdings, Inc. (a)(d)	56,400	668,360
Aozora Bank Ltd.	1,875,000	5,450,690
Common Stocks - continued
	Shares	Value
Japan - continued
ARNEST ONE Corp. (d)	90,000	$ 2,467,609
Artnature, Inc.	74,200	1,583,730
Asahi Co. Ltd.	148,100	2,510,464
Autobacs Seven Co. Ltd.	275,800	4,021,296
Azbil Corp.	174,800	4,211,741
Coca-Cola Central Japan Co. Ltd.	139,000	2,461,779
Cosmos Pharmaceutical Corp.	29,100	3,545,271
Daikokutenbussan Co. Ltd.	168,700	5,062,340
FCC Co. Ltd.	267,800	6,117,869
GCA Savvian Group Corp.	155,600	1,715,286
Glory Ltd.	74,200	1,839,930
Goldcrest Co. Ltd.	244,630	6,544,798
Hajime Construction Co. Ltd.	16,300	1,123,909
Harmonic Drive Systems, Inc.	121,400	2,613,511
Iwatsuka Confectionary Co. Ltd.	48,400	2,496,259
Kamigumi Co. Ltd.	217,000	1,887,545
Kobayashi Pharmaceutical Co. Ltd.	59,900	3,353,863
Kyoto Kimono Yuzen Co. Ltd.	83,300	875,376
Lasertec Corp. (a)	199,800	2,064,120
Meiko Network Japan Co. Ltd.	112,600	1,299,874
Miraial Co. Ltd.	69,800	1,132,218
Nabtesco Corp.	124,900	3,048,499
Nagaileben Co. Ltd.	205,900	3,397,806
Nihon M&A Center, Inc.	82,700	6,378,286
Nihon Parkerizing Co. Ltd.	267,000	5,215,861
Nippon Seiki Co. Ltd.	218,000	3,554,253
Nippon Thompson Co. Ltd.	47,000	255,804
NS Tool Co. Ltd.	17,800	303,184
Obic Co. Ltd.	144,900	4,550,248
OSG Corp.	394,200	6,376,834
San-Ai Oil Co. Ltd.	32,000	138,202
Seven Bank Ltd.	1,860,000	6,583,016
SHO-BOND Holdings Co. Ltd.	134,400	6,293,595
Shoei Co. Ltd.	233,800	2,196,588
Software Service, Inc.	43,100	1,620,489
Techno Medica Co. Ltd.	65,900	1,435,105
The Nippon Synthetic Chemical Industry Co. Ltd.	472,000	4,550,686
Tocalo Co. Ltd.	112,400	1,840,264
Tsutsumi Jewelry Co. Ltd.	81,000	1,973,613
USS Co. Ltd.	868,600	12,720,209
Common Stocks - continued
	Shares	Value
Japan - continued
Workman Co. Ltd.	43,400	$ 1,700,821
Yamato Kogyo Co. Ltd.	182,500	6,764,217
TOTAL JAPAN		147,389,140
Korea (South) - 1.0%
Coway Co. Ltd.	95,705	5,464,835
Mexico - 0.4%
Consorcio ARA S.A.B. de CV (a)	5,696,218	2,226,577
Netherlands - 3.5%
Aalberts Industries NV	291,901	8,735,082
ASM International NV (depositary receipt)	75,900	2,506,218
Heijmans NV (Certificaten Van Aandelen)	319,533	4,251,256
VastNed Retail NV	90,134	4,167,632
TOTAL NETHERLANDS		19,660,188
Philippines - 0.4%
Jollibee Food Corp.	566,420	2,325,186
Portugal - 0.4%
Jeronimo Martins SGPS SA	128,900	2,381,940
South Africa - 1.6%
Clicks Group Ltd.	957,241	5,964,430
Nampak Ltd.	997,000	3,297,263
TOTAL SOUTH AFRICA		9,261,693
Spain - 1.1%
Grifols SA	54,232	2,224,100
Prosegur Compania de Seguridad SA (Reg.)	717,890	4,269,252
TOTAL SPAIN		6,493,352
Sweden - 2.1%
Fagerhult AB	137,487	4,222,176
Intrum Justitia AB	286,334	7,622,258
TOTAL SWEDEN		11,844,434
Switzerland - 0.4%
Zehnder Group AG	42,336	1,994,670
Turkey - 1.6%
Albaraka Turk Katilim Bankasi A/S (a)	3,932,046	3,506,095
Coca-Cola Icecek A/S	198,362	5,688,779
TOTAL TURKEY		9,194,874
Common Stocks - continued
	Shares	Value
United Kingdom - 19.3%
Babcock International Group PLC	219,700	$ 4,491,404
Bellway PLC	258,872	6,242,733
Berendsen PLC	281,163	4,375,177
Britvic PLC	462,271	4,632,533
Dechra Pharmaceuticals PLC	342,500	3,789,235
Derwent London PLC	89,210	3,581,704
Elementis PLC	1,272,510	5,286,528
Fenner PLC	389,762	2,499,778
Great Portland Estates PLC	660,789	6,070,987
H&T Group PLC	214,353	567,094
Hilton Food Group PLC	142,800	979,972
InterContinental Hotel Group PLC ADR	130,126	3,819,198
Johnson Matthey PLC	89,175	4,295,215
Meggitt PLC	563,614	5,173,675
Persimmon PLC	191,863	3,891,559
Rotork PLC	153,400	7,041,879
Serco Group PLC	641,797	5,731,849
Shaftesbury PLC	564,273	5,374,247
Spectris PLC	196,078	7,268,731
Spirax-Sarco Engineering PLC	176,521	8,258,925
Ted Baker PLC	92,300	2,526,255
Ultra Electronics Holdings PLC	191,958	5,952,571
Unite Group PLC	1,160,870	7,370,902
TOTAL UNITED KINGDOM		109,222,151
United States of America - 12.2%
ANSYS, Inc. (a)	16,285	1,424,123
Autoliv, Inc.	58,300	5,202,109
BPZ Energy, Inc. (a)(d)	549,267	1,104,027
Broadridge Financial Solutions, Inc.	44,505	1,564,796
Dril-Quip, Inc. (a)	38,395	4,508,341
Evercore Partners, Inc. Class A	85,700	4,325,279
Greenhill & Co., Inc.	55,195	2,831,504
Kansas City Southern	17,904	2,175,694
Kennedy-Wilson Holdings, Inc.	193,329	3,874,313
Martin Marietta Materials, Inc.	41,720	4,092,315
Mohawk Industries, Inc. (a)	37,700	4,992,234
Oceaneering International, Inc.	46,102	3,959,240
PriceSmart, Inc.	95,971	10,920,540
ResMed, Inc. (d)	99,100	5,127,434
Common Stocks - continued
	Shares	Value
United States of America - continued
Solera Holdings, Inc.	114,956	$ 6,462,826
SS&C Technologies Holdings, Inc. (a)	163,958	6,443,549
TOTAL UNITED STATES OF AMERICA		69,008,324
TOTAL COMMON STOCKS (Cost $404,246,204)		547,044,600
Nonconvertible Preferred Stocks - 0.8%

Brazil - 0.2%
Banco ABC Brasil SA	222,389	1,368,960
Germany - 0.6%
Sartorius AG (non-vtg.)	32,579	3,436,993
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,148,060)		4,805,953
Money Market Funds - 4.5%

Fidelity Cash Central Fund, 0.09% (b)	18,051,128	18,051,128
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	7,174,591	7,174,591
TOTAL MONEY MARKET FUNDS (Cost $25,225,719)		25,225,719
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $434,619,983)		577,076,272
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(12,118,320)
NET ASSETS - 100%		$ 564,957,952
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,340
Fidelity Securities Lending Cash Central Fund	158,525
Total	$ 181,865
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 104,744,679	$ 64,182,798	$ 36,970,363	$ 3,591,518
Consumer Staples	59,708,346	41,205,104	18,503,242	-
Energy	18,578,952	18,440,750	138,202	-
Financials	104,490,347	83,528,197	20,962,150	-
Health Care	33,918,209	27,464,809	6,453,400	-
Industrials	136,377,301	105,539,849	30,837,452	-
Information Technology	39,408,904	27,450,577	11,958,327	-
Materials	54,623,815	36,649,329	17,974,486	-
Money Market Funds	25,225,719	25,225,719	-	-
Total Investments in Securities:	$ 577,076,272	$ 429,687,132	$ 143,797,622	$ 3,591,518

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 76,627,921
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $6,987,440) - See accompanying schedule: Unaffiliated issuers (cost $409,394,264)	$ 551,850,553
Fidelity Central Funds (cost $25,225,719)	25,225,719
Total Investments (cost $434,619,983)		$ 577,076,272
Receivable for investments sold		4,506,670
Receivable for fund shares sold		507,688
Dividends receivable		1,303,342
Distributions receivable from Fidelity Central Funds		9,452
Prepaid expenses		1,697
Other receivables		7,965
Total assets		583,413,086

Liabilities
Payable for investments purchased Regular delivery	$ 9,748,207
Delayed delivery	121,976
Payable for fund shares redeemed	696,646
Accrued management fee	466,893
Distribution and service plan fees payable	16,120
Other affiliated payables	129,994
Other payables and accrued expenses	100,707
Collateral on securities loaned, at value	7,174,591
Total liabilities		18,455,134

Net Assets		$ 564,957,952
Net Assets consist of:
Paid in capital		$ 731,355,395
Undistributed net investment income		3,595,468
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(312,444,762)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		142,451,851
Net Assets		$ 564,957,952

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($22,051,924 ÷ 1,611,668 shares)	$ 13.68

Maximum offering price per share (100/94.25 of $13.68)	$ 14.51
Class T: Net Asset Value and redemption price per share ($9,634,442 ÷ 710,451 shares)	$ 13.56

Maximum offering price per share (100/96.50 of $13.56)	$ 14.05
Class B: Net Asset Value and offering price per share ($1,410,258 ÷ 105,955 shares)A	$ 13.31

Class C: Net Asset Value and offering price per share ($8,070,406 ÷ 607,758 shares)A	$ 13.28

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($518,121,061 ÷ 37,496,899 shares)	$ 13.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,669,861 ÷ 409,848 shares)	$ 13.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 10,512,209
Income from Fidelity Central Funds		181,865
Income before foreign taxes withheld		10,694,074
Less foreign taxes withheld		(769,601)
Total income		9,924,473

Expenses
Management fee Basic fee	$ 3,787,691
Performance adjustment	774,974
Transfer agent fees	1,108,282
Distribution and service plan fees	181,823
Accounting and security lending fees	230,791
Custodian fees and expenses	134,829
Independent trustees' compensation	2,439
Registration fees	95,153
Audit	68,957
Legal	1,172
Miscellaneous	3,054
Total expenses before reductions	6,389,165
Expense reductions	(68,959)	6,320,206
Net investment income (loss)		3,604,267
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,160,055
Foreign currency transactions	(43,323)
Total net realized gain (loss)		37,116,732
Change in net unrealized appreciation (depreciation) on: Investment securities	71,930,920
Assets and liabilities in foreign currencies	14,737
Total change in net unrealized appreciation (depreciation)		71,945,657
Net gain (loss)		109,062,389
Net increase (decrease) in net assets resulting from operations		$ 112,666,656

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,604,267	$ 3,779,313
Net realized gain (loss)	37,116,732	21,361,280
Change in net unrealized appreciation (depreciation)	71,945,657	17,236,425
Net increase (decrease) in net assets resulting from operations	112,666,656	42,377,018
Distributions to shareholders from net investment income	(3,311,096)	(4,886,680)
Distributions to shareholders from net realized gain	(171,255)	(369,319)
Total distributions	(3,482,351)	(5,255,999)
Share transactions - net increase (decrease)	81,271,586	(28,976,326)
Redemption fees	56,441	64,463
Total increase (decrease) in net assets	190,512,332	8,209,156

Net Assets
Beginning of period	374,445,620	366,236,464
End of period (including undistributed net investment income of $3,595,468 and undistributed net investment income of $3,302,296, respectively)	$ 564,957,952	$ 374,445,620

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 9.75	$ 9.82	$ 8.07	$ 6.24
Income from Investment Operations
Net investment income (loss) C	.07	.08	.15 F	.06	.06
Net realized and unrealized gain (loss)	2.91	1.07	(.07)	1.85	1.77
Total from investment operations	2.98	1.15	.08	1.91	1.83
Distributions from net investment income	(.08)	(.11)	(.11)	(.07)	-
Distributions from net realized gain	(.01)	(.01)	(.04)	(.09)	-
Total distributions	(.08) I	(.12)	(.15)	(.16)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.68	$ 10.78	$ 9.75	$ 9.82	$ 8.07
Total Return A, B	27.85%	12.00%	.81%	24.05%	29.33%
Ratios to Average Net Assets D, G
Expenses before reductions	1.70%	1.75%	1.34%	1.16%	.94%
Expenses net of fee waivers, if any	1.65%	1.65%	1.33%	1.16%	.94%
Expenses net of all reductions	1.64%	1.64%	1.32%	1.15%	.89%
Net investment income (loss)	.59%	.85%	1.44% F	.74%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,052	$ 18,194	$ 18,686	$ 20,228	$ 18,883
Portfolio turnover rate E	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.69	$ 9.66	$ 9.72	$ 8.00	$ 6.20
Income from Investment Operations
Net investment income (loss) C	.04	.06	.12 F	.04	.05
Net realized and unrealized gain (loss)	2.89	1.06	(.06)	1.83	1.75
Total from investment operations	2.93	1.12	.06	1.87	1.80
Distributions from net investment income	(.05)	(.08)	(.08)	(.06)	-
Distributions from net realized gain	(.01)	(.01)	(.04)	(.09)	-
Total distributions	(.06)	(.09)	(.12)	(.15)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.56	$ 10.69	$ 9.66	$ 9.72	$ 8.00
Total Return A, B	27.53%	11.72%	.60%	23.65%	29.03%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	2.02%	1.60%	1.43%	1.20%
Expenses net of fee waivers, if any	1.90%	1.90%	1.60%	1.43%	1.20%
Expenses net of all reductions	1.89%	1.89%	1.59%	1.41%	1.15%
Net investment income (loss)	.34%	.60%	1.17% F	.48%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,634	$ 8,169	$ 8,701	$ 11,202	$ 11,915
Portfolio turnover rate E	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 9.48	$ 9.54	$ 7.87	$ 6.12
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.07 F	- H	.02
Net realized and unrealized gain (loss)	2.84	1.05	(.06)	1.79	1.73
Total from investment operations	2.82	1.06	.01	1.79	1.75
Distributions from net investment income	- H	(.03)	(.06)	(.03)	-
Distributions from net realized gain	(.01)	(.01)	(.02)	(.09)	-
Total distributions	(.01)	(.04)	(.07) I	(.12)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.31	$ 10.50	$ 9.48	$ 9.54	$ 7.87
Total Return A, B	26.86%	11.21%	.10%	23.03%	28.59%
Ratios to Average Net Assets D, G
Expenses before reductions	2.46%	2.50%	2.09%	1.91%	1.69%
Expenses net of fee waivers, if any	2.40%	2.40%	2.09%	1.91%	1.69%
Expenses net of all reductions	2.39%	2.39%	2.07%	1.90%	1.64%
Net investment income (loss)	(.16)%	.10%	.68% F	(.01)%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,410	$ 1,966	$ 2,293	$ 2,902	$ 2,799
Portfolio turnover rate E	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 9.47	$ 9.53	$ 7.86	$ 6.11
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.07 F	- H	.02
Net realized and unrealized gain (loss)	2.84	1.04	(.06)	1.79	1.73
Total from investment operations	2.82	1.05	.01	1.79	1.75
Distributions from net investment income	(.01)	(.03)	(.06)	(.03)	-
Distributions from net realized gain	(.01)	(.01)	(.02)	(.09)	-
Total distributions	(.02)	(.04)	(.07) I	(.12)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.28	$ 10.48	$ 9.47	$ 9.53	$ 7.86
Total Return A, B	26.91%	11.13%	.10%	23.06%	28.64%
Ratios to Average Net Assets D, G
Expenses before reductions	2.45%	2.50%	2.09%	1.91%	1.68%
Expenses net of fee waivers, if any	2.40%	2.40%	2.09%	1.91%	1.68%
Expenses net of all reductions	2.39%	2.39%	2.07%	1.90%	1.63%
Net investment income (loss)	(.16)%	.10%	.68% F	(.01)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,070	$ 6,608	$ 6,900	$ 8,936	$ 8,543
Portfolio turnover rate E	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 9.85	$ 9.92	$ 8.14	$ 6.28
Income from Investment Operations
Net investment income (loss) B	.10	.11	.17 E	.09	.08
Net realized and unrealized gain (loss)	2.95	1.07	(.06)	1.87	1.78
Total from investment operations	3.05	1.18	.11	1.96	1.86
Distributions from net investment income	(.10)	(.14)	(.14)	(.09)	- G
Distributions from net realized gain	(.01)	(.01)	(.04)	(.09)	-
Total distributions	(.11)	(.15)	(.18)	(.18)	- G
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.82	$ 10.88	$ 9.85	$ 9.92	$ 8.14
Total Return A	28.24%	12.21%	1.10%	24.43%	29.68%
Ratios to Average Net Assets C, F
Expenses before reductions	1.39%	1.47%	1.08%	.91%	.68%
Expenses net of fee waivers, if any	1.39%	1.40%	1.08%	.91%	.68%
Expenses net of all reductions	1.38%	1.39%	1.06%	.89%	.64%
Net investment income (loss)	.85%	1.10%	1.69% E	1.00%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 518,121	$ 334,918	$ 328,262	$ 398,331	$ 329,128
Portfolio turnover rate D	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.90	$ 9.86	$ 9.93	$ 8.14	$ 6.27
Income from Investment Operations
Net investment income (loss) B	.11	.11	.18 E	.09	.08
Net realized and unrealized gain (loss)	2.93	1.08	(.06)	1.86	1.79
Total from investment operations	3.04	1.19	.12	1.95	1.87
Distributions from net investment income	(.10)	(.14)	(.15)	(.07)	- G
Distributions from net realized gain	(.01)	(.01)	(.04)	(.09)	-
Total distributions	(.11)	(.15)	(.19)	(.16)	- G
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.83	$ 10.90	$ 9.86	$ 9.93	$ 8.14
Total Return A	28.11%	12.32%	1.13%	24.33%	29.87%
Ratios to Average Net Assets C, F
Expenses before reductions	1.38%	1.44%	1.03%	.90%	.68%
Expenses net of fee waivers, if any	1.37%	1.40%	1.03%	.90%	.68%
Expenses net of all reductions	1.37%	1.39%	1.02%	.88%	.64%
Net investment income (loss)	.87%	1.10%	1.74% E	1.01%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,670	$ 4,591	$ 1,395	$ 2,418	$ 2,022
Portfolio turnover rate D	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 146,329,234
Gross unrealized depreciation	(9,406,877)
Net unrealized appreciation (depreciation) on securities and other investments	$ 136,922,357

Tax Cost	$ 440,153,915

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,738,514
Capital loss carryforward	$ (310,053,876)
Net unrealized appreciation (depreciation)	$ 136,917,919

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (310,053,876)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 3,482,351	$ 5,255,999

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $214,172,612 and $131,095,474, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was 1.03% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 50,175	$ 829
Class T	.25%	.25%	44,164	211
Class B	.75%	.25%	16,241	12,254
Class C	.75%	.25%	71,243	5,808
			$ 181,823	$ 19,102

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,751
Class T	1,958
Class B*	1,016
Class C*	325
$ 9,050

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 60,229.30
Class T	27,487.31
Class B	4,868.30
Class C	21,409.30
International Small Cap Opportunities	983,422.24
Institutional Class	10,867.23
	$ 1,108,282

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $887 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $920 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $158,525, including $587 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$ 10,041
Class T	1.90%	5,407
Class B	2.40%	1,003
Class C	2.40%	3,591
		$ 20,042

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $9,498.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39,394 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $25.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 127,604	$ 208,264
Class T	40,329	69,950
Class B	540	6,357
Class C	6,860	20,258
International Small Cap Opportunities	3,098,688	4,562,121
Institutional Class	37,075	19,730
Total	$ 3,311,096	$ 4,886,680
From net realized gain
Class A	$ 8,286	$ 18,763
Class T	3,734	8,968
Class B	900	2,355
Class C	3,118	7,235
International Small Cap Opportunities	153,400	330,589
Institutional Class	1,817	1,409
Total	$ 171,255	$ 369,319

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	373,515	245,367	$ 4,517,568	$ 2,443,449
Reinvestment of distributions	10,878	21,375	119,442	198,575
Shares redeemed	(460,010)	(495,775)	(5,504,745)	(4,923,741)
Net increase (decrease)	(75,617)	(229,033)	$ (867,735)	$ (2,281,717)
Class T
Shares sold	94,833	101,299	$ 1,133,727	$ 986,575
Reinvestment of distributions	3,872	8,148	42,245	75,201
Shares redeemed	(152,245)	(246,162)	(1,813,542)	(2,450,796)
Net increase (decrease)	(53,540)	(136,715)	$ (637,570)	$ (1,389,020)
Class B
Shares sold	2,465	3,884	$ 28,055	$ 38,597
Reinvestment of distributions	123	862	1,326	7,845
Shares redeemed	(83,897)	(59,335)	(970,172)	(579,917)
Net increase (decrease)	(81,309)	(54,589)	$ (940,791)	$ (533,475)
Class C
Shares sold	106,942	69,065	$ 1,277,851	$ 669,794
Reinvestment of distributions	870	2,800	9,335	25,455
Shares redeemed	(130,535)	(170,268)	(1,517,604)	(1,664,901)
Net increase (decrease)	(22,723)	(98,403)	$ (230,418)	$ (969,652)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
International Small Cap Opportunities
Shares sold	13,306,080	5,283,408	$ 163,920,015	$ 53,067,911
Reinvestment of distributions	279,367	495,697	3,092,593	4,634,765
Shares redeemed	(6,858,430)	(8,350,807)	(83,019,406)	(84,356,251)
Net increase (decrease)	6,727,017	(2,571,702)	$ 83,993,202	$ (26,653,575)
Institutional Class
Shares sold	107,232	348,073	$ 1,308,852	$ 3,541,043
Reinvestment of distributions	3,187	1,709	35,307	15,997
Shares redeemed	(121,854)	(70,045)	(1,389,261)	(705,927)
Net increase (decrease)	(11,435)	279,737	$ (45,102)	$ 2,851,113

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Opportunities	12/09/13	12/06/13	$0.091	$0.079

International Small Cap Opportunities designates 10% of the dividends distributed in December 2012 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Small Cap Opportunities designates 100% of the dividends distributed in December 2012during the fiscal year as amounts which may be taken into account as a dividends for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Opportunities	12/10/2012	0.120	0.0136

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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www.fidelity.com

ILS-UANN-1213
1.815061.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B
and Class C are classes of
Fidelity® International
Small Cap Opportunities Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	20.50%	16.90%	5.32%
Class T (incl. 3.50% sales charge)	23.07%	17.15%	5.34%
Class B (incl. contingent deferred sales charge) B	21.86%	17.23%	5.38%
Class C (incl. contingent deferred sales charge) C	25.91%	17.45%	5.27%

A From August 2, 2005.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Class A on August 2, 2005, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Small Cap Opportunities Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 27.85%, 27.53%, 26.86% and 26.91%, respectively (excluding sales charges), trailing the 32.33% increase in the MSCI® EAFE® Small Cap Index. Europe was a detractor, as poor stock picking in the region weighed on the fund's result. The fund also had a moderate cash position, which hurt performance in an up market. Further, stock picking in Canada was a negative, with mining-related companies Eldorado Gold, Copper Mountain Mining and Agnico Eagle Mines hurting results. I ultimately sold all three stocks, none of which were in the benchmark. Emerging markets, especially South African drug store chain Clicks Group, posed an additional challenge. On the positive side, the fund was significantly helped by a large underweighting in the Asia-Pacific ex Japan region, especially Australia, which included a large number of poor-performing mining companies that I chose to avoid. The fund's out-of-benchmark U.S. holdings also helped. The vast majority of these investments were in companies that do all or most of their business abroad but that happen to be domiciled stateside. Of final note, stock picking in Japan proved very helpful in relative terms, with investment bank Nihon M&A Center producing an outsized contribution.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.65%
Actual		$ 1,000.00	$ 1,093.50	$ 8.71
Hypothetical A		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,091.80	$ 10.02
Hypothetical A		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 1,089.20	$ 12.64
Hypothetical A		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 1,089.40	$ 12.64
Hypothetical A		$ 1,000.00	$ 1,013.11	$ 12.18
International Small Cap Opportunities	1.39%
Actual		$ 1,000.00	$ 1,095.10	$ 7.34
Hypothetical A		$ 1,000.00	$ 1,018.20	$ 7.07
Institutional Class	1.36%
Actual		$ 1,000.00	$ 1,095.00	$ 7.18
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.92

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan 26.1%
United Kingdom 19.3%
United States of America* 14.6%
Germany 5.1%
Italy 3.5%
Netherlands 3.5%
France 2.4%
Sweden 2.1%
Ireland 2.0%
Other 21.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2013
Japan 24.9%
United Kingdom 17.9%
United States of America* 16.9%
Germany 4.0%
Turkey 3.7%
Netherlands 3.0%
Italy 2.6%
France 2.6%
Sweden 2.4%
Other 22.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	95.6
Short-Term Investments and Net Other Assets (Liabilities)	2.4	4.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.3	2.1
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	1.9	2.0
Aalberts Industries NV (Netherlands, Machinery)	1.6	1.1
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.5	1.4
CTS Eventim AG (Germany, Media)	1.4	1.2
Interpump Group SpA (Italy, Machinery)	1.4	1.1
Azimut Holding SpA (Italy, Capital Markets)	1.4	1.0
Intrum Justitia AB (Sweden, Commercial Services & Supplies)	1.4	1.4
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.3	1.2
Spectris PLC (United Kingdom, Electronic Equipment & Components)	1.3	1.0
	15.5
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	24.1	23.7
Consumer Discretionary	18.5	19.3
Financials	18.5	16.7
Consumer Staples	10.4	10.6
Materials	9.8	9.4
Information Technology	7.0	7.2
Health Care	6.0	5.2
Energy	3.3	3.5

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Australia - 1.6%
Imdex Ltd.	1,328,443	$ 904,016
Ramsay Health Care Ltd.	79,365	2,910,459
RCG Corp. Ltd.	2,789,963	1,951,331
Sydney Airport unit	790,959	3,132,339
TOTAL AUSTRALIA		8,898,145
Austria - 1.7%
Andritz AG	104,700	6,449,637
Zumtobel AG	164,181	2,934,699
TOTAL AUSTRIA		9,384,336
Bailiwick of Jersey - 1.2%
Informa PLC	779,140	6,989,683
Belgium - 1.9%
Gimv NV	71,688	3,630,573
KBC Ancora (a)	137,238	4,470,174
Umicore SA	56,570	2,698,646
TOTAL BELGIUM		10,799,393
Bermuda - 0.4%
Lazard Ltd. Class A	58,699	2,268,716
Brazil - 0.2%
Arezzo Industria e Comercio SA	84,300	1,260,624
British Virgin Islands - 0.3%
Gem Diamonds Ltd. (a)	636,898	1,628,818
Canada - 1.6%
Pason Systems, Inc.	243,700	5,064,959
ShawCor Ltd. Class A	62,500	2,627,320
TAG Oil Ltd. (a)(e)	289,400	1,176,863
TOTAL CANADA		8,869,142
Denmark - 1.4%
Jyske Bank A/S (Reg.) (a)	66,327	3,744,232
Spar Nord Bank A/S (a)	457,069	4,077,073
TOTAL DENMARK		7,821,305
Finland - 1.5%
Nokian Tyres PLC	92,000	4,655,508
Tikkurila Oyj	148,220	3,841,781
TOTAL FINLAND		8,497,289
Common Stocks - continued
	Shares	Value
France - 2.4%
Laurent-Perrier Group SA	27,463	$ 2,565,780
Remy Cointreau SA	30,773	3,036,719
Saft Groupe SA	89,475	2,840,312
Vetoquinol SA	55,184	2,196,833
Virbac SA	15,500	3,117,835
TOTAL FRANCE		13,757,479
Germany - 4.5%
alstria office REIT-AG	200,000	2,535,734
Bilfinger Berger AG	49,266	5,469,670
CompuGROUP Holding AG (d)	178,878	4,661,920
CTS Eventim AG	167,545	8,178,058
Fielmann AG	39,837	4,456,908
TOTAL GERMANY		25,302,290
Greece - 0.7%
Titan Cement Co. SA (Reg.) (a)	138,880	3,790,143
India - 0.6%
Jyothy Laboratories Ltd. (a)	1,106,018	3,325,736
Ireland - 2.0%
FBD Holdings PLC	219,528	4,739,220
James Hardie Industries PLC:
CDI	151,916	1,569,367
sponsored ADR	100,715	5,245,237
TOTAL IRELAND		11,553,824
Israel - 1.2%
Azrieli Group	96,005	3,087,406
Ituran Location & Control Ltd.	97,286	1,780,334
Strauss Group Ltd.	96,744	1,708,675
TOTAL ISRAEL		6,576,415
Italy - 3.5%
Azimut Holding SpA	308,873	7,846,456
Beni Stabili SpA SIIQ	5,953,083	4,089,896
Interpump Group SpA	711,143	7,917,546
TOTAL ITALY		19,853,898
Japan - 26.1%
Air Water, Inc.	101,000	1,443,722
Anicom Holdings, Inc. (a)(d)	56,400	668,360
Aozora Bank Ltd.	1,875,000	5,450,690
Common Stocks - continued
	Shares	Value
Japan - continued
ARNEST ONE Corp. (d)	90,000	$ 2,467,609
Artnature, Inc.	74,200	1,583,730
Asahi Co. Ltd.	148,100	2,510,464
Autobacs Seven Co. Ltd.	275,800	4,021,296
Azbil Corp.	174,800	4,211,741
Coca-Cola Central Japan Co. Ltd.	139,000	2,461,779
Cosmos Pharmaceutical Corp.	29,100	3,545,271
Daikokutenbussan Co. Ltd.	168,700	5,062,340
FCC Co. Ltd.	267,800	6,117,869
GCA Savvian Group Corp.	155,600	1,715,286
Glory Ltd.	74,200	1,839,930
Goldcrest Co. Ltd.	244,630	6,544,798
Hajime Construction Co. Ltd.	16,300	1,123,909
Harmonic Drive Systems, Inc.	121,400	2,613,511
Iwatsuka Confectionary Co. Ltd.	48,400	2,496,259
Kamigumi Co. Ltd.	217,000	1,887,545
Kobayashi Pharmaceutical Co. Ltd.	59,900	3,353,863
Kyoto Kimono Yuzen Co. Ltd.	83,300	875,376
Lasertec Corp. (a)	199,800	2,064,120
Meiko Network Japan Co. Ltd.	112,600	1,299,874
Miraial Co. Ltd.	69,800	1,132,218
Nabtesco Corp.	124,900	3,048,499
Nagaileben Co. Ltd.	205,900	3,397,806
Nihon M&A Center, Inc.	82,700	6,378,286
Nihon Parkerizing Co. Ltd.	267,000	5,215,861
Nippon Seiki Co. Ltd.	218,000	3,554,253
Nippon Thompson Co. Ltd.	47,000	255,804
NS Tool Co. Ltd.	17,800	303,184
Obic Co. Ltd.	144,900	4,550,248
OSG Corp.	394,200	6,376,834
San-Ai Oil Co. Ltd.	32,000	138,202
Seven Bank Ltd.	1,860,000	6,583,016
SHO-BOND Holdings Co. Ltd.	134,400	6,293,595
Shoei Co. Ltd.	233,800	2,196,588
Software Service, Inc.	43,100	1,620,489
Techno Medica Co. Ltd.	65,900	1,435,105
The Nippon Synthetic Chemical Industry Co. Ltd.	472,000	4,550,686
Tocalo Co. Ltd.	112,400	1,840,264
Tsutsumi Jewelry Co. Ltd.	81,000	1,973,613
USS Co. Ltd.	868,600	12,720,209
Common Stocks - continued
	Shares	Value
Japan - continued
Workman Co. Ltd.	43,400	$ 1,700,821
Yamato Kogyo Co. Ltd.	182,500	6,764,217
TOTAL JAPAN		147,389,140
Korea (South) - 1.0%
Coway Co. Ltd.	95,705	5,464,835
Mexico - 0.4%
Consorcio ARA S.A.B. de CV (a)	5,696,218	2,226,577
Netherlands - 3.5%
Aalberts Industries NV	291,901	8,735,082
ASM International NV (depositary receipt)	75,900	2,506,218
Heijmans NV (Certificaten Van Aandelen)	319,533	4,251,256
VastNed Retail NV	90,134	4,167,632
TOTAL NETHERLANDS		19,660,188
Philippines - 0.4%
Jollibee Food Corp.	566,420	2,325,186
Portugal - 0.4%
Jeronimo Martins SGPS SA	128,900	2,381,940
South Africa - 1.6%
Clicks Group Ltd.	957,241	5,964,430
Nampak Ltd.	997,000	3,297,263
TOTAL SOUTH AFRICA		9,261,693
Spain - 1.1%
Grifols SA	54,232	2,224,100
Prosegur Compania de Seguridad SA (Reg.)	717,890	4,269,252
TOTAL SPAIN		6,493,352
Sweden - 2.1%
Fagerhult AB	137,487	4,222,176
Intrum Justitia AB	286,334	7,622,258
TOTAL SWEDEN		11,844,434
Switzerland - 0.4%
Zehnder Group AG	42,336	1,994,670
Turkey - 1.6%
Albaraka Turk Katilim Bankasi A/S (a)	3,932,046	3,506,095
Coca-Cola Icecek A/S	198,362	5,688,779
TOTAL TURKEY		9,194,874
Common Stocks - continued
	Shares	Value
United Kingdom - 19.3%
Babcock International Group PLC	219,700	$ 4,491,404
Bellway PLC	258,872	6,242,733
Berendsen PLC	281,163	4,375,177
Britvic PLC	462,271	4,632,533
Dechra Pharmaceuticals PLC	342,500	3,789,235
Derwent London PLC	89,210	3,581,704
Elementis PLC	1,272,510	5,286,528
Fenner PLC	389,762	2,499,778
Great Portland Estates PLC	660,789	6,070,987
H&T Group PLC	214,353	567,094
Hilton Food Group PLC	142,800	979,972
InterContinental Hotel Group PLC ADR	130,126	3,819,198
Johnson Matthey PLC	89,175	4,295,215
Meggitt PLC	563,614	5,173,675
Persimmon PLC	191,863	3,891,559
Rotork PLC	153,400	7,041,879
Serco Group PLC	641,797	5,731,849
Shaftesbury PLC	564,273	5,374,247
Spectris PLC	196,078	7,268,731
Spirax-Sarco Engineering PLC	176,521	8,258,925
Ted Baker PLC	92,300	2,526,255
Ultra Electronics Holdings PLC	191,958	5,952,571
Unite Group PLC	1,160,870	7,370,902
TOTAL UNITED KINGDOM		109,222,151
United States of America - 12.2%
ANSYS, Inc. (a)	16,285	1,424,123
Autoliv, Inc.	58,300	5,202,109
BPZ Energy, Inc. (a)(d)	549,267	1,104,027
Broadridge Financial Solutions, Inc.	44,505	1,564,796
Dril-Quip, Inc. (a)	38,395	4,508,341
Evercore Partners, Inc. Class A	85,700	4,325,279
Greenhill & Co., Inc.	55,195	2,831,504
Kansas City Southern	17,904	2,175,694
Kennedy-Wilson Holdings, Inc.	193,329	3,874,313
Martin Marietta Materials, Inc.	41,720	4,092,315
Mohawk Industries, Inc. (a)	37,700	4,992,234
Oceaneering International, Inc.	46,102	3,959,240
PriceSmart, Inc.	95,971	10,920,540
ResMed, Inc. (d)	99,100	5,127,434
Common Stocks - continued
	Shares	Value
United States of America - continued
Solera Holdings, Inc.	114,956	$ 6,462,826
SS&C Technologies Holdings, Inc. (a)	163,958	6,443,549
TOTAL UNITED STATES OF AMERICA		69,008,324
TOTAL COMMON STOCKS (Cost $404,246,204)		547,044,600
Nonconvertible Preferred Stocks - 0.8%

Brazil - 0.2%
Banco ABC Brasil SA	222,389	1,368,960
Germany - 0.6%
Sartorius AG (non-vtg.)	32,579	3,436,993
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,148,060)		4,805,953
Money Market Funds - 4.5%

Fidelity Cash Central Fund, 0.09% (b)	18,051,128	18,051,128
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	7,174,591	7,174,591
TOTAL MONEY MARKET FUNDS (Cost $25,225,719)		25,225,719
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $434,619,983)		577,076,272
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(12,118,320)
NET ASSETS - 100%		$ 564,957,952
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,340
Fidelity Securities Lending Cash Central Fund	158,525
Total	$ 181,865
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 104,744,679	$ 64,182,798	$ 36,970,363	$ 3,591,518
Consumer Staples	59,708,346	41,205,104	18,503,242	-
Energy	18,578,952	18,440,750	138,202	-
Financials	104,490,347	83,528,197	20,962,150	-
Health Care	33,918,209	27,464,809	6,453,400	-
Industrials	136,377,301	105,539,849	30,837,452	-
Information Technology	39,408,904	27,450,577	11,958,327	-
Materials	54,623,815	36,649,329	17,974,486	-
Money Market Funds	25,225,719	25,225,719	-	-
Total Investments in Securities:	$ 577,076,272	$ 429,687,132	$ 143,797,622	$ 3,591,518

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 76,627,921
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $6,987,440) - See accompanying schedule: Unaffiliated issuers (cost $409,394,264)	$ 551,850,553
Fidelity Central Funds (cost $25,225,719)	25,225,719
Total Investments (cost $434,619,983)		$ 577,076,272
Receivable for investments sold		4,506,670
Receivable for fund shares sold		507,688
Dividends receivable		1,303,342
Distributions receivable from Fidelity Central Funds		9,452
Prepaid expenses		1,697
Other receivables		7,965
Total assets		583,413,086

Liabilities
Payable for investments purchased Regular delivery	$ 9,748,207
Delayed delivery	121,976
Payable for fund shares redeemed	696,646
Accrued management fee	466,893
Distribution and service plan fees payable	16,120
Other affiliated payables	129,994
Other payables and accrued expenses	100,707
Collateral on securities loaned, at value	7,174,591
Total liabilities		18,455,134

Net Assets		$ 564,957,952
Net Assets consist of:
Paid in capital		$ 731,355,395
Undistributed net investment income		3,595,468
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(312,444,762)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		142,451,851
Net Assets		$ 564,957,952

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($22,051,924 ÷ 1,611,668 shares)	$ 13.68

Maximum offering price per share (100/94.25 of $13.68)	$ 14.51
Class T: Net Asset Value and redemption price per share ($9,634,442 ÷ 710,451 shares)	$ 13.56

Maximum offering price per share (100/96.50 of $13.56)	$ 14.05
Class B: Net Asset Value and offering price per share ($1,410,258 ÷ 105,955 shares)A	$ 13.31

Class C: Net Asset Value and offering price per share ($8,070,406 ÷ 607,758 shares)A	$ 13.28

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($518,121,061 ÷ 37,496,899 shares)	$ 13.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,669,861 ÷ 409,848 shares)	$ 13.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 10,512,209
Income from Fidelity Central Funds		181,865
Income before foreign taxes withheld		10,694,074
Less foreign taxes withheld		(769,601)
Total income		9,924,473

Expenses
Management fee Basic fee	$ 3,787,691
Performance adjustment	774,974
Transfer agent fees	1,108,282
Distribution and service plan fees	181,823
Accounting and security lending fees	230,791
Custodian fees and expenses	134,829
Independent trustees' compensation	2,439
Registration fees	95,153
Audit	68,957
Legal	1,172
Miscellaneous	3,054
Total expenses before reductions	6,389,165
Expense reductions	(68,959)	6,320,206
Net investment income (loss)		3,604,267
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,160,055
Foreign currency transactions	(43,323)
Total net realized gain (loss)		37,116,732
Change in net unrealized appreciation (depreciation) on: Investment securities	71,930,920
Assets and liabilities in foreign currencies	14,737
Total change in net unrealized appreciation (depreciation)		71,945,657
Net gain (loss)		109,062,389
Net increase (decrease) in net assets resulting from operations		$ 112,666,656
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,604,267	$ 3,779,313
Net realized gain (loss)	37,116,732	21,361,280
Change in net unrealized appreciation (depreciation)	71,945,657	17,236,425
Net increase (decrease) in net assets resulting from operations	112,666,656	42,377,018
Distributions to shareholders from net investment income	(3,311,096)	(4,886,680)
Distributions to shareholders from net realized gain	(171,255)	(369,319)
Total distributions	(3,482,351)	(5,255,999)
Share transactions - net increase (decrease)	81,271,586	(28,976,326)
Redemption fees	56,441	64,463
Total increase (decrease) in net assets	190,512,332	8,209,156

Net Assets
Beginning of period	374,445,620	366,236,464
End of period (including undistributed net investment income of $3,595,468 and undistributed net investment income of $3,302,296, respectively)	$ 564,957,952	$ 374,445,620

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 9.75	$ 9.82	$ 8.07	$ 6.24
Income from Investment Operations
Net investment income (loss) C	.07	.08	.15 F	.06	.06
Net realized and unrealized gain (loss)	2.91	1.07	(.07)	1.85	1.77
Total from investment operations	2.98	1.15	.08	1.91	1.83
Distributions from net investment income	(.08)	(.11)	(.11)	(.07)	-
Distributions from net realized gain	(.01)	(.01)	(.04)	(.09)	-
Total distributions	(.08) I	(.12)	(.15)	(.16)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.68	$ 10.78	$ 9.75	$ 9.82	$ 8.07
Total Return A, B	27.85%	12.00%	.81%	24.05%	29.33%
Ratios to Average Net Assets D, G
Expenses before reductions	1.70%	1.75%	1.34%	1.16%	.94%
Expenses net of fee waivers, if any	1.65%	1.65%	1.33%	1.16%	.94%
Expenses net of all reductions	1.64%	1.64%	1.32%	1.15%	.89%
Net investment income (loss)	.59%	.85%	1.44% F	.74%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,052	$ 18,194	$ 18,686	$ 20,228	$ 18,883
Portfolio turnover rate E	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.69	$ 9.66	$ 9.72	$ 8.00	$ 6.20
Income from Investment Operations
Net investment income (loss) C	.04	.06	.12 F	.04	.05
Net realized and unrealized gain (loss)	2.89	1.06	(.06)	1.83	1.75
Total from investment operations	2.93	1.12	.06	1.87	1.80
Distributions from net investment income	(.05)	(.08)	(.08)	(.06)	-
Distributions from net realized gain	(.01)	(.01)	(.04)	(.09)	-
Total distributions	(.06)	(.09)	(.12)	(.15)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.56	$ 10.69	$ 9.66	$ 9.72	$ 8.00
Total Return A, B	27.53%	11.72%	.60%	23.65%	29.03%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	2.02%	1.60%	1.43%	1.20%
Expenses net of fee waivers, if any	1.90%	1.90%	1.60%	1.43%	1.20%
Expenses net of all reductions	1.89%	1.89%	1.59%	1.41%	1.15%
Net investment income (loss)	.34%	.60%	1.17% F	.48%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,634	$ 8,169	$ 8,701	$ 11,202	$ 11,915
Portfolio turnover rate E	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 9.48	$ 9.54	$ 7.87	$ 6.12
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.07 F	- H	.02
Net realized and unrealized gain (loss)	2.84	1.05	(.06)	1.79	1.73
Total from investment operations	2.82	1.06	.01	1.79	1.75
Distributions from net investment income	- H	(.03)	(.06)	(.03)	-
Distributions from net realized gain	(.01)	(.01)	(.02)	(.09)	-
Total distributions	(.01)	(.04)	(.07) I	(.12)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.31	$ 10.50	$ 9.48	$ 9.54	$ 7.87
Total Return A, B	26.86%	11.21%	.10%	23.03%	28.59%
Ratios to Average Net Assets D, G
Expenses before reductions	2.46%	2.50%	2.09%	1.91%	1.69%
Expenses net of fee waivers, if any	2.40%	2.40%	2.09%	1.91%	1.69%
Expenses net of all reductions	2.39%	2.39%	2.07%	1.90%	1.64%
Net investment income (loss)	(.16)%	.10%	.68% F	(.01)%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,410	$ 1,966	$ 2,293	$ 2,902	$ 2,799
Portfolio turnover rate E	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 9.47	$ 9.53	$ 7.86	$ 6.11
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.07 F	- H	.02
Net realized and unrealized gain (loss)	2.84	1.04	(.06)	1.79	1.73
Total from investment operations	2.82	1.05	.01	1.79	1.75
Distributions from net investment income	(.01)	(.03)	(.06)	(.03)	-
Distributions from net realized gain	(.01)	(.01)	(.02)	(.09)	-
Total distributions	(.02)	(.04)	(.07) I	(.12)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.28	$ 10.48	$ 9.47	$ 9.53	$ 7.86
Total Return A, B	26.91%	11.13%	.10%	23.06%	28.64%
Ratios to Average Net Assets D, G
Expenses before reductions	2.45%	2.50%	2.09%	1.91%	1.68%
Expenses net of fee waivers, if any	2.40%	2.40%	2.09%	1.91%	1.68%
Expenses net of all reductions	2.39%	2.39%	2.07%	1.90%	1.63%
Net investment income (loss)	(.16)%	.10%	.68% F	(.01)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,070	$ 6,608	$ 6,900	$ 8,936	$ 8,543
Portfolio turnover rate E	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 9.85	$ 9.92	$ 8.14	$ 6.28
Income from Investment Operations
Net investment income (loss) B	.10	.11	.17 E	.09	.08
Net realized and unrealized gain (loss)	2.95	1.07	(.06)	1.87	1.78
Total from investment operations	3.05	1.18	.11	1.96	1.86
Distributions from net investment income	(.10)	(.14)	(.14)	(.09)	- G
Distributions from net realized gain	(.01)	(.01)	(.04)	(.09)	-
Total distributions	(.11)	(.15)	(.18)	(.18)	- G
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.82	$ 10.88	$ 9.85	$ 9.92	$ 8.14
Total Return A	28.24%	12.21%	1.10%	24.43%	29.68%
Ratios to Average Net Assets C, F
Expenses before reductions	1.39%	1.47%	1.08%	.91%	.68%
Expenses net of fee waivers, if any	1.39%	1.40%	1.08%	.91%	.68%
Expenses net of all reductions	1.38%	1.39%	1.06%	.89%	.64%
Net investment income (loss)	.85%	1.10%	1.69% E	1.00%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 518,121	$ 334,918	$ 328,262	$ 398,331	$ 329,128
Portfolio turnover rate D	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.90	$ 9.86	$ 9.93	$ 8.14	$ 6.27
Income from Investment Operations
Net investment income (loss) B	.11	.11	.18 E	.09	.08
Net realized and unrealized gain (loss)	2.93	1.08	(.06)	1.86	1.79
Total from investment operations	3.04	1.19	.12	1.95	1.87
Distributions from net investment income	(.10)	(.14)	(.15)	(.07)	- G
Distributions from net realized gain	(.01)	(.01)	(.04)	(.09)	-
Total distributions	(.11)	(.15)	(.19)	(.16)	- G
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.83	$ 10.90	$ 9.86	$ 9.93	$ 8.14
Total Return A	28.11%	12.32%	1.13%	24.33%	29.87%
Ratios to Average Net Assets C, F
Expenses before reductions	1.38%	1.44%	1.03%	.90%	.68%
Expenses net of fee waivers, if any	1.37%	1.40%	1.03%	.90%	.68%
Expenses net of all reductions	1.37%	1.39%	1.02%	.88%	.64%
Net investment income (loss)	.87%	1.10%	1.74% E	1.01%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,670	$ 4,591	$ 1,395	$ 2,418	$ 2,022
Portfolio turnover rate D	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 146,329,234
Gross unrealized depreciation	(9,406,877)
Net unrealized appreciation (depreciation) on securities and other investments	$ 136,922,357

Tax Cost	$ 440,153,915

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,738,514
Capital loss carryforward	$ (310,053,876)
Net unrealized appreciation (depreciation)	$ 136,917,919

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (310,053,876)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 3,482,351	$ 5,255,999

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $214,172,612 and $131,095,474, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was 1.03% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 50,175	$ 829
Class T	.25%	.25%	44,164	211
Class B	.75%	.25%	16,241	12,254
Class C	.75%	.25%	71,243	5,808
			$ 181,823	$ 19,102

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,751
Class T	1,958
Class B*	1,016
Class C*	325
$ 9,050

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 60,229.30
Class T	27,487.31
Class B	4,868.30
Class C	21,409.30
International Small Cap Opportunities	983,422.24
Institutional Class	10,867.23
	$ 1,108,282

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $887 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $920 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $158,525, including $587 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$ 10,041
Class T	1.90%	5,407
Class B	2.40%	1,003
Class C	2.40%	3,591
		$ 20,042

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $9,498.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39,394 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $25.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 127,604	$ 208,264
Class T	40,329	69,950
Class B	540	6,357
Class C	6,860	20,258
International Small Cap Opportunities	3,098,688	4,562,121
Institutional Class	37,075	19,730
Total	$ 3,311,096	$ 4,886,680
From net realized gain
Class A	$ 8,286	$ 18,763
Class T	3,734	8,968
Class B	900	2,355
Class C	3,118	7,235
International Small Cap Opportunities	153,400	330,589
Institutional Class	1,817	1,409
Total	$ 171,255	$ 369,319

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	373,515	245,367	$ 4,517,568	$ 2,443,449
Reinvestment of distributions	10,878	21,375	119,442	198,575
Shares redeemed	(460,010)	(495,775)	(5,504,745)	(4,923,741)
Net increase (decrease)	(75,617)	(229,033)	$ (867,735)	$ (2,281,717)
Class T
Shares sold	94,833	101,299	$ 1,133,727	$ 986,575
Reinvestment of distributions	3,872	8,148	42,245	75,201
Shares redeemed	(152,245)	(246,162)	(1,813,542)	(2,450,796)
Net increase (decrease)	(53,540)	(136,715)	$ (637,570)	$ (1,389,020)
Class B
Shares sold	2,465	3,884	$ 28,055	$ 38,597
Reinvestment of distributions	123	862	1,326	7,845
Shares redeemed	(83,897)	(59,335)	(970,172)	(579,917)
Net increase (decrease)	(81,309)	(54,589)	$ (940,791)	$ (533,475)
Class C
Shares sold	106,942	69,065	$ 1,277,851	$ 669,794
Reinvestment of distributions	870	2,800	9,335	25,455
Shares redeemed	(130,535)	(170,268)	(1,517,604)	(1,664,901)
Net increase (decrease)	(22,723)	(98,403)	$ (230,418)	$ (969,652)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
International Small Cap Opportunities
Shares sold	13,306,080	5,283,408	$ 163,920,015	$ 53,067,911
Reinvestment of distributions	279,367	495,697	3,092,593	4,634,765
Shares redeemed	(6,858,430)	(8,350,807)	(83,019,406)	(84,356,251)
Net increase (decrease)	6,727,017	(2,571,702)	$ 83,993,202	$ (26,653,575)
Institutional Class
Shares sold	107,232	348,073	$ 1,308,852	$ 3,541,043
Reinvestment of distributions	3,187	1,709	35,307	15,997
Shares redeemed	(121,854)	(70,045)	(1,389,261)	(705,927)
Net increase (decrease)	(11,435)	279,737	$ (45,102)	$ 2,851,113

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.055	$0.079
Class T	12/09/13	12/06/13	$0.024	$0.079
Class B	12/09/13	12/06/13	$0.000	$0.000
Class C	12/09/13	12/06/13	$0.000	$0.054

Class A designates 13%, Class T designates 17%, Class B designates 58% and Class C designates 42% of the dividends distributed in December 2012 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designates 100% of the dividends distributed in December 2012 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/2012	0.096	0.0136
Class T	12/10/2012	0.073	0.0136
Class B	12/10/2012	0.022	0.0136
Class C	12/10/2012	0.030	0.0136

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AILS-UANN-1213
1.815089.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap Opportunities

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
International Small Cap
Opportunities Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Institutional Class	28.11%	18.63%	6.35%

A From August 2, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Institutional Class on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Small Cap Opportunities Fund: For the year, the fund's Institutional Class shares gained 28.11%, trailing the 32.33% increase in the MSCI® EAFE® Small Cap Index. Europe was a detractor, as poor stock picking in the region weighed on the fund's result. The fund also had a moderate cash position, which hurt performance in an up market. Further, stock picking in Canada was a negative, with out-of-index mining-related companies Eldorado Gold, Copper Mountain Mining and Agnico Eagle Mines hurting results. I ultimately sold all three stocks, none of which were in the benchmark. Emerging markets, especially South African drug store chain Clicks Group, posed an additional challenge. On the positive side, the fund was significantly helped by a large underweighting in the Asia-Pacific ex Japan region, especially Australia, which included a large number of poor-performing mining companies that I chose to avoid. The fund's out-of-benchmark U.S. holdings also helped. The vast majority of these investments were in companies that do all or most of their business abroad but that happen to be domiciled stateside. Of final note, stock picking in Japan proved very helpful in relative terms, with investment bank Nihon M&A Center producing an outsized contribution.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.65%
Actual		$ 1,000.00	$ 1,093.50	$ 8.71
Hypothetical A		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,091.80	$ 10.02
Hypothetical A		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 1,089.20	$ 12.64
Hypothetical A		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 1,089.40	$ 12.64
Hypothetical A		$ 1,000.00	$ 1,013.11	$ 12.18
International Small Cap Opportunities	1.39%
Actual		$ 1,000.00	$ 1,095.10	$ 7.34
Hypothetical A		$ 1,000.00	$ 1,018.20	$ 7.07
Institutional Class	1.36%
Actual		$ 1,000.00	$ 1,095.00	$ 7.18
Hypothetical A		$ 1,000.00	$ 1,018.35	$ 6.92

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan 26.1%
United Kingdom 19.3%
United States of America* 14.6%
Germany 5.1%
Italy 3.5%
Netherlands 3.5%
France 2.4%
Sweden 2.1%
Ireland 2.0%
Other 21.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2013
Japan 24.9%
United Kingdom 17.9%
United States of America* 16.9%
Germany 4.0%
Turkey 3.7%
Netherlands 3.0%
Italy 2.6%
France 2.6%
Sweden 2.4%
Other 22.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	95.6
Short-Term Investments and Net Other Assets (Liabilities)	2.4	4.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.3	2.1
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	1.9	2.0
Aalberts Industries NV (Netherlands, Machinery)	1.6	1.1
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.5	1.4
CTS Eventim AG (Germany, Media)	1.4	1.2
Interpump Group SpA (Italy, Machinery)	1.4	1.1
Azimut Holding SpA (Italy, Capital Markets)	1.4	1.0
Intrum Justitia AB (Sweden, Commercial Services & Supplies)	1.4	1.4
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.3	1.2
Spectris PLC (United Kingdom, Electronic Equipment & Components)	1.3	1.0
	15.5
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	24.1	23.7
Consumer Discretionary	18.5	19.3
Financials	18.5	16.7
Consumer Staples	10.4	10.6
Materials	9.8	9.4
Information Technology	7.0	7.2
Health Care	6.0	5.2
Energy	3.3	3.5

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Australia - 1.6%
Imdex Ltd.	1,328,443	$ 904,016
Ramsay Health Care Ltd.	79,365	2,910,459
RCG Corp. Ltd.	2,789,963	1,951,331
Sydney Airport unit	790,959	3,132,339
TOTAL AUSTRALIA		8,898,145
Austria - 1.7%
Andritz AG	104,700	6,449,637
Zumtobel AG	164,181	2,934,699
TOTAL AUSTRIA		9,384,336
Bailiwick of Jersey - 1.2%
Informa PLC	779,140	6,989,683
Belgium - 1.9%
Gimv NV	71,688	3,630,573
KBC Ancora (a)	137,238	4,470,174
Umicore SA	56,570	2,698,646
TOTAL BELGIUM		10,799,393
Bermuda - 0.4%
Lazard Ltd. Class A	58,699	2,268,716
Brazil - 0.2%
Arezzo Industria e Comercio SA	84,300	1,260,624
British Virgin Islands - 0.3%
Gem Diamonds Ltd. (a)	636,898	1,628,818
Canada - 1.6%
Pason Systems, Inc.	243,700	5,064,959
ShawCor Ltd. Class A	62,500	2,627,320
TAG Oil Ltd. (a)(e)	289,400	1,176,863
TOTAL CANADA		8,869,142
Denmark - 1.4%
Jyske Bank A/S (Reg.) (a)	66,327	3,744,232
Spar Nord Bank A/S (a)	457,069	4,077,073
TOTAL DENMARK		7,821,305
Finland - 1.5%
Nokian Tyres PLC	92,000	4,655,508
Tikkurila Oyj	148,220	3,841,781
TOTAL FINLAND		8,497,289
Common Stocks - continued
	Shares	Value
France - 2.4%
Laurent-Perrier Group SA	27,463	$ 2,565,780
Remy Cointreau SA	30,773	3,036,719
Saft Groupe SA	89,475	2,840,312
Vetoquinol SA	55,184	2,196,833
Virbac SA	15,500	3,117,835
TOTAL FRANCE		13,757,479
Germany - 4.5%
alstria office REIT-AG	200,000	2,535,734
Bilfinger Berger AG	49,266	5,469,670
CompuGROUP Holding AG (d)	178,878	4,661,920
CTS Eventim AG	167,545	8,178,058
Fielmann AG	39,837	4,456,908
TOTAL GERMANY		25,302,290
Greece - 0.7%
Titan Cement Co. SA (Reg.) (a)	138,880	3,790,143
India - 0.6%
Jyothy Laboratories Ltd. (a)	1,106,018	3,325,736
Ireland - 2.0%
FBD Holdings PLC	219,528	4,739,220
James Hardie Industries PLC:
CDI	151,916	1,569,367
sponsored ADR	100,715	5,245,237
TOTAL IRELAND		11,553,824
Israel - 1.2%
Azrieli Group	96,005	3,087,406
Ituran Location & Control Ltd.	97,286	1,780,334
Strauss Group Ltd.	96,744	1,708,675
TOTAL ISRAEL		6,576,415
Italy - 3.5%
Azimut Holding SpA	308,873	7,846,456
Beni Stabili SpA SIIQ	5,953,083	4,089,896
Interpump Group SpA	711,143	7,917,546
TOTAL ITALY		19,853,898
Japan - 26.1%
Air Water, Inc.	101,000	1,443,722
Anicom Holdings, Inc. (a)(d)	56,400	668,360
Aozora Bank Ltd.	1,875,000	5,450,690
Common Stocks - continued
	Shares	Value
Japan - continued
ARNEST ONE Corp. (d)	90,000	$ 2,467,609
Artnature, Inc.	74,200	1,583,730
Asahi Co. Ltd.	148,100	2,510,464
Autobacs Seven Co. Ltd.	275,800	4,021,296
Azbil Corp.	174,800	4,211,741
Coca-Cola Central Japan Co. Ltd.	139,000	2,461,779
Cosmos Pharmaceutical Corp.	29,100	3,545,271
Daikokutenbussan Co. Ltd.	168,700	5,062,340
FCC Co. Ltd.	267,800	6,117,869
GCA Savvian Group Corp.	155,600	1,715,286
Glory Ltd.	74,200	1,839,930
Goldcrest Co. Ltd.	244,630	6,544,798
Hajime Construction Co. Ltd.	16,300	1,123,909
Harmonic Drive Systems, Inc.	121,400	2,613,511
Iwatsuka Confectionary Co. Ltd.	48,400	2,496,259
Kamigumi Co. Ltd.	217,000	1,887,545
Kobayashi Pharmaceutical Co. Ltd.	59,900	3,353,863
Kyoto Kimono Yuzen Co. Ltd.	83,300	875,376
Lasertec Corp. (a)	199,800	2,064,120
Meiko Network Japan Co. Ltd.	112,600	1,299,874
Miraial Co. Ltd.	69,800	1,132,218
Nabtesco Corp.	124,900	3,048,499
Nagaileben Co. Ltd.	205,900	3,397,806
Nihon M&A Center, Inc.	82,700	6,378,286
Nihon Parkerizing Co. Ltd.	267,000	5,215,861
Nippon Seiki Co. Ltd.	218,000	3,554,253
Nippon Thompson Co. Ltd.	47,000	255,804
NS Tool Co. Ltd.	17,800	303,184
Obic Co. Ltd.	144,900	4,550,248
OSG Corp.	394,200	6,376,834
San-Ai Oil Co. Ltd.	32,000	138,202
Seven Bank Ltd.	1,860,000	6,583,016
SHO-BOND Holdings Co. Ltd.	134,400	6,293,595
Shoei Co. Ltd.	233,800	2,196,588
Software Service, Inc.	43,100	1,620,489
Techno Medica Co. Ltd.	65,900	1,435,105
The Nippon Synthetic Chemical Industry Co. Ltd.	472,000	4,550,686
Tocalo Co. Ltd.	112,400	1,840,264
Tsutsumi Jewelry Co. Ltd.	81,000	1,973,613
USS Co. Ltd.	868,600	12,720,209
Common Stocks - continued
	Shares	Value
Japan - continued
Workman Co. Ltd.	43,400	$ 1,700,821
Yamato Kogyo Co. Ltd.	182,500	6,764,217
TOTAL JAPAN		147,389,140
Korea (South) - 1.0%
Coway Co. Ltd.	95,705	5,464,835
Mexico - 0.4%
Consorcio ARA S.A.B. de CV (a)	5,696,218	2,226,577
Netherlands - 3.5%
Aalberts Industries NV	291,901	8,735,082
ASM International NV (depositary receipt)	75,900	2,506,218
Heijmans NV (Certificaten Van Aandelen)	319,533	4,251,256
VastNed Retail NV	90,134	4,167,632
TOTAL NETHERLANDS		19,660,188
Philippines - 0.4%
Jollibee Food Corp.	566,420	2,325,186
Portugal - 0.4%
Jeronimo Martins SGPS SA	128,900	2,381,940
South Africa - 1.6%
Clicks Group Ltd.	957,241	5,964,430
Nampak Ltd.	997,000	3,297,263
TOTAL SOUTH AFRICA		9,261,693
Spain - 1.1%
Grifols SA	54,232	2,224,100
Prosegur Compania de Seguridad SA (Reg.)	717,890	4,269,252
TOTAL SPAIN		6,493,352
Sweden - 2.1%
Fagerhult AB	137,487	4,222,176
Intrum Justitia AB	286,334	7,622,258
TOTAL SWEDEN		11,844,434
Switzerland - 0.4%
Zehnder Group AG	42,336	1,994,670
Turkey - 1.6%
Albaraka Turk Katilim Bankasi A/S (a)	3,932,046	3,506,095
Coca-Cola Icecek A/S	198,362	5,688,779
TOTAL TURKEY		9,194,874
Common Stocks - continued
	Shares	Value
United Kingdom - 19.3%
Babcock International Group PLC	219,700	$ 4,491,404
Bellway PLC	258,872	6,242,733
Berendsen PLC	281,163	4,375,177
Britvic PLC	462,271	4,632,533
Dechra Pharmaceuticals PLC	342,500	3,789,235
Derwent London PLC	89,210	3,581,704
Elementis PLC	1,272,510	5,286,528
Fenner PLC	389,762	2,499,778
Great Portland Estates PLC	660,789	6,070,987
H&T Group PLC	214,353	567,094
Hilton Food Group PLC	142,800	979,972
InterContinental Hotel Group PLC ADR	130,126	3,819,198
Johnson Matthey PLC	89,175	4,295,215
Meggitt PLC	563,614	5,173,675
Persimmon PLC	191,863	3,891,559
Rotork PLC	153,400	7,041,879
Serco Group PLC	641,797	5,731,849
Shaftesbury PLC	564,273	5,374,247
Spectris PLC	196,078	7,268,731
Spirax-Sarco Engineering PLC	176,521	8,258,925
Ted Baker PLC	92,300	2,526,255
Ultra Electronics Holdings PLC	191,958	5,952,571
Unite Group PLC	1,160,870	7,370,902
TOTAL UNITED KINGDOM		109,222,151
United States of America - 12.2%
ANSYS, Inc. (a)	16,285	1,424,123
Autoliv, Inc.	58,300	5,202,109
BPZ Energy, Inc. (a)(d)	549,267	1,104,027
Broadridge Financial Solutions, Inc.	44,505	1,564,796
Dril-Quip, Inc. (a)	38,395	4,508,341
Evercore Partners, Inc. Class A	85,700	4,325,279
Greenhill & Co., Inc.	55,195	2,831,504
Kansas City Southern	17,904	2,175,694
Kennedy-Wilson Holdings, Inc.	193,329	3,874,313
Martin Marietta Materials, Inc.	41,720	4,092,315
Mohawk Industries, Inc. (a)	37,700	4,992,234
Oceaneering International, Inc.	46,102	3,959,240
PriceSmart, Inc.	95,971	10,920,540
ResMed, Inc. (d)	99,100	5,127,434
Common Stocks - continued
	Shares	Value
United States of America - continued
Solera Holdings, Inc.	114,956	$ 6,462,826
SS&C Technologies Holdings, Inc. (a)	163,958	6,443,549
TOTAL UNITED STATES OF AMERICA		69,008,324
TOTAL COMMON STOCKS (Cost $404,246,204)		547,044,600
Nonconvertible Preferred Stocks - 0.8%

Brazil - 0.2%
Banco ABC Brasil SA	222,389	1,368,960
Germany - 0.6%
Sartorius AG (non-vtg.)	32,579	3,436,993
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,148,060)		4,805,953
Money Market Funds - 4.5%

Fidelity Cash Central Fund, 0.09% (b)	18,051,128	18,051,128
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	7,174,591	7,174,591
TOTAL MONEY MARKET FUNDS (Cost $25,225,719)		25,225,719
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $434,619,983)		577,076,272
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(12,118,320)
NET ASSETS - 100%		$ 564,957,952
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 23,340
Fidelity Securities Lending Cash Central Fund	158,525
Total	$ 181,865
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 104,744,679	$ 64,182,798	$ 36,970,363	$ 3,591,518
Consumer Staples	59,708,346	41,205,104	18,503,242	-
Energy	18,578,952	18,440,750	138,202	-
Financials	104,490,347	83,528,197	20,962,150	-
Health Care	33,918,209	27,464,809	6,453,400	-
Industrials	136,377,301	105,539,849	30,837,452	-
Information Technology	39,408,904	27,450,577	11,958,327	-
Materials	54,623,815	36,649,329	17,974,486	-
Money Market Funds	25,225,719	25,225,719	-	-
Total Investments in Securities:	$ 577,076,272	$ 429,687,132	$ 143,797,622	$ 3,591,518

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 76,627,921
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $6,987,440) - See accompanying schedule: Unaffiliated issuers (cost $409,394,264)	$ 551,850,553
Fidelity Central Funds (cost $25,225,719)	25,225,719
Total Investments (cost $434,619,983)		$ 577,076,272
Receivable for investments sold		4,506,670
Receivable for fund shares sold		507,688
Dividends receivable		1,303,342
Distributions receivable from Fidelity Central Funds		9,452
Prepaid expenses		1,697
Other receivables		7,965
Total assets		583,413,086

Liabilities
Payable for investments purchased Regular delivery	$ 9,748,207
Delayed delivery	121,976
Payable for fund shares redeemed	696,646
Accrued management fee	466,893
Distribution and service plan fees payable	16,120
Other affiliated payables	129,994
Other payables and accrued expenses	100,707
Collateral on securities loaned, at value	7,174,591
Total liabilities		18,455,134

Net Assets		$ 564,957,952
Net Assets consist of:
Paid in capital		$ 731,355,395
Undistributed net investment income		3,595,468
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(312,444,762)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		142,451,851
Net Assets		$ 564,957,952

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($22,051,924 ÷ 1,611,668 shares)	$ 13.68

Maximum offering price per share (100/94.25 of $13.68)	$ 14.51
Class T: Net Asset Value and redemption price per share ($9,634,442 ÷ 710,451 shares)	$ 13.56

Maximum offering price per share (100/96.50 of $13.56)	$ 14.05
Class B: Net Asset Value and offering price per share ($1,410,258 ÷ 105,955 shares)A	$ 13.31

Class C: Net Asset Value and offering price per share ($8,070,406 ÷ 607,758 shares)A	$ 13.28

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($518,121,061 ÷ 37,496,899 shares)	$ 13.82

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,669,861 ÷ 409,848 shares)	$ 13.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 10,512,209
Income from Fidelity Central Funds		181,865
Income before foreign taxes withheld		10,694,074
Less foreign taxes withheld		(769,601)
Total income		9,924,473

Expenses
Management fee Basic fee	$ 3,787,691
Performance adjustment	774,974
Transfer agent fees	1,108,282
Distribution and service plan fees	181,823
Accounting and security lending fees	230,791
Custodian fees and expenses	134,829
Independent trustees' compensation	2,439
Registration fees	95,153
Audit	68,957
Legal	1,172
Miscellaneous	3,054
Total expenses before reductions	6,389,165
Expense reductions	(68,959)	6,320,206
Net investment income (loss)		3,604,267
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,160,055
Foreign currency transactions	(43,323)
Total net realized gain (loss)		37,116,732
Change in net unrealized appreciation (depreciation) on: Investment securities	71,930,920
Assets and liabilities in foreign currencies	14,737
Total change in net unrealized appreciation (depreciation)		71,945,657
Net gain (loss)		109,062,389
Net increase (decrease) in net assets resulting from operations		$ 112,666,656

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,604,267	$ 3,779,313
Net realized gain (loss)	37,116,732	21,361,280
Change in net unrealized appreciation (depreciation)	71,945,657	17,236,425
Net increase (decrease) in net assets resulting from operations	112,666,656	42,377,018
Distributions to shareholders from net investment income	(3,311,096)	(4,886,680)
Distributions to shareholders from net realized gain	(171,255)	(369,319)
Total distributions	(3,482,351)	(5,255,999)
Share transactions - net increase (decrease)	81,271,586	(28,976,326)
Redemption fees	56,441	64,463
Total increase (decrease) in net assets	190,512,332	8,209,156

Net Assets
Beginning of period	374,445,620	366,236,464
End of period (including undistributed net investment income of $3,595,468 and undistributed net investment income of $3,302,296, respectively)	$ 564,957,952	$ 374,445,620

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 9.75	$ 9.82	$ 8.07	$ 6.24
Income from Investment Operations
Net investment income (loss) C	.07	.08	.15 F	.06	.06
Net realized and unrealized gain (loss)	2.91	1.07	(.07)	1.85	1.77
Total from investment operations	2.98	1.15	.08	1.91	1.83
Distributions from net investment income	(.08)	(.11)	(.11)	(.07)	-
Distributions from net realized gain	(.01)	(.01)	(.04)	(.09)	-
Total distributions	(.08) I	(.12)	(.15)	(.16)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.68	$ 10.78	$ 9.75	$ 9.82	$ 8.07
Total Return A, B	27.85%	12.00%	.81%	24.05%	29.33%
Ratios to Average Net Assets D, G
Expenses before reductions	1.70%	1.75%	1.34%	1.16%	.94%
Expenses net of fee waivers, if any	1.65%	1.65%	1.33%	1.16%	.94%
Expenses net of all reductions	1.64%	1.64%	1.32%	1.15%	.89%
Net investment income (loss)	.59%	.85%	1.44% F	.74%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,052	$ 18,194	$ 18,686	$ 20,228	$ 18,883
Portfolio turnover rate E	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.69	$ 9.66	$ 9.72	$ 8.00	$ 6.20
Income from Investment Operations
Net investment income (loss) C	.04	.06	.12 F	.04	.05
Net realized and unrealized gain (loss)	2.89	1.06	(.06)	1.83	1.75
Total from investment operations	2.93	1.12	.06	1.87	1.80
Distributions from net investment income	(.05)	(.08)	(.08)	(.06)	-
Distributions from net realized gain	(.01)	(.01)	(.04)	(.09)	-
Total distributions	(.06)	(.09)	(.12)	(.15)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.56	$ 10.69	$ 9.66	$ 9.72	$ 8.00
Total Return A, B	27.53%	11.72%	.60%	23.65%	29.03%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	2.02%	1.60%	1.43%	1.20%
Expenses net of fee waivers, if any	1.90%	1.90%	1.60%	1.43%	1.20%
Expenses net of all reductions	1.89%	1.89%	1.59%	1.41%	1.15%
Net investment income (loss)	.34%	.60%	1.17% F	.48%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,634	$ 8,169	$ 8,701	$ 11,202	$ 11,915
Portfolio turnover rate E	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 9.48	$ 9.54	$ 7.87	$ 6.12
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.07 F	- H	.02
Net realized and unrealized gain (loss)	2.84	1.05	(.06)	1.79	1.73
Total from investment operations	2.82	1.06	.01	1.79	1.75
Distributions from net investment income	- H	(.03)	(.06)	(.03)	-
Distributions from net realized gain	(.01)	(.01)	(.02)	(.09)	-
Total distributions	(.01)	(.04)	(.07) I	(.12)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.31	$ 10.50	$ 9.48	$ 9.54	$ 7.87
Total Return A, B	26.86%	11.21%	.10%	23.03%	28.59%
Ratios to Average Net Assets D, G
Expenses before reductions	2.46%	2.50%	2.09%	1.91%	1.69%
Expenses net of fee waivers, if any	2.40%	2.40%	2.09%	1.91%	1.69%
Expenses net of all reductions	2.39%	2.39%	2.07%	1.90%	1.64%
Net investment income (loss)	(.16)%	.10%	.68% F	(.01)%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,410	$ 1,966	$ 2,293	$ 2,902	$ 2,799
Portfolio turnover rate E	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 9.47	$ 9.53	$ 7.86	$ 6.11
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.07 F	- H	.02
Net realized and unrealized gain (loss)	2.84	1.04	(.06)	1.79	1.73
Total from investment operations	2.82	1.05	.01	1.79	1.75
Distributions from net investment income	(.01)	(.03)	(.06)	(.03)	-
Distributions from net realized gain	(.01)	(.01)	(.02)	(.09)	-
Total distributions	(.02)	(.04)	(.07) I	(.12)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.28	$ 10.48	$ 9.47	$ 9.53	$ 7.86
Total Return A, B	26.91%	11.13%	.10%	23.06%	28.64%
Ratios to Average Net Assets D, G
Expenses before reductions	2.45%	2.50%	2.09%	1.91%	1.68%
Expenses net of fee waivers, if any	2.40%	2.40%	2.09%	1.91%	1.68%
Expenses net of all reductions	2.39%	2.39%	2.07%	1.90%	1.63%
Net investment income (loss)	(.16)%	.10%	.68% F	(.01)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,070	$ 6,608	$ 6,900	$ 8,936	$ 8,543
Portfolio turnover rate E	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 9.85	$ 9.92	$ 8.14	$ 6.28
Income from Investment Operations
Net investment income (loss) B	.10	.11	.17 E	.09	.08
Net realized and unrealized gain (loss)	2.95	1.07	(.06)	1.87	1.78
Total from investment operations	3.05	1.18	.11	1.96	1.86
Distributions from net investment income	(.10)	(.14)	(.14)	(.09)	- G
Distributions from net realized gain	(.01)	(.01)	(.04)	(.09)	-
Total distributions	(.11)	(.15)	(.18)	(.18)	- G
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.82	$ 10.88	$ 9.85	$ 9.92	$ 8.14
Total Return A	28.24%	12.21%	1.10%	24.43%	29.68%
Ratios to Average Net Assets C, F
Expenses before reductions	1.39%	1.47%	1.08%	.91%	.68%
Expenses net of fee waivers, if any	1.39%	1.40%	1.08%	.91%	.68%
Expenses net of all reductions	1.38%	1.39%	1.06%	.89%	.64%
Net investment income (loss)	.85%	1.10%	1.69% E	1.00%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 518,121	$ 334,918	$ 328,262	$ 398,331	$ 329,128
Portfolio turnover rate D	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.90	$ 9.86	$ 9.93	$ 8.14	$ 6.27
Income from Investment Operations
Net investment income (loss) B	.11	.11	.18 E	.09	.08
Net realized and unrealized gain (loss)	2.93	1.08	(.06)	1.86	1.79
Total from investment operations	3.04	1.19	.12	1.95	1.87
Distributions from net investment income	(.10)	(.14)	(.15)	(.07)	- G
Distributions from net realized gain	(.01)	(.01)	(.04)	(.09)	-
Total distributions	(.11)	(.15)	(.19)	(.16)	- G
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.83	$ 10.90	$ 9.86	$ 9.93	$ 8.14
Total Return A	28.11%	12.32%	1.13%	24.33%	29.87%
Ratios to Average Net Assets C, F
Expenses before reductions	1.38%	1.44%	1.03%	.90%	.68%
Expenses net of fee waivers, if any	1.37%	1.40%	1.03%	.90%	.68%
Expenses net of all reductions	1.37%	1.39%	1.02%	.88%	.64%
Net investment income (loss)	.87%	1.10%	1.74% E	1.01%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,670	$ 4,591	$ 1,395	$ 2,418	$ 2,022
Portfolio turnover rate D	31%	28%	24%	49%	174%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 146,329,234
Gross unrealized depreciation	(9,406,877)
Net unrealized appreciation (depreciation) on securities and other investments	$ 136,922,357

Tax Cost	$ 440,153,915

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,738,514
Capital loss carryforward	$ (310,053,876)
Net unrealized appreciation (depreciation)	$ 136,917,919

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (310,053,876)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 3,482,351	$ 5,255,999

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $214,172,612 and $131,095,474, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was 1.03% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 50,175	$ 829
Class T	.25%	.25%	44,164	211
Class B	.75%	.25%	16,241	12,254
Class C	.75%	.25%	71,243	5,808
			$ 181,823	$ 19,102

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,751
Class T	1,958
Class B*	1,016
Class C*	325
$ 9,050

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 60,229.30
Class T	27,487.31
Class B	4,868.30
Class C	21,409.30
International Small Cap Opportunities	983,422.24
Institutional Class	10,867.23
	$ 1,108,282

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $887 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $920 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $158,525, including $587 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$ 10,041
Class T	1.90%	5,407
Class B	2.40%	1,003
Class C	2.40%	3,591
		$ 20,042

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $9,498.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39,394 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $25.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 127,604	$ 208,264
Class T	40,329	69,950
Class B	540	6,357
Class C	6,860	20,258
International Small Cap Opportunities	3,098,688	4,562,121
Institutional Class	37,075	19,730
Total	$ 3,311,096	$ 4,886,680
From net realized gain
Class A	$ 8,286	$ 18,763
Class T	3,734	8,968
Class B	900	2,355
Class C	3,118	7,235
International Small Cap Opportunities	153,400	330,589
Institutional Class	1,817	1,409
Total	$ 171,255	$ 369,319

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	373,515	245,367	$ 4,517,568	$ 2,443,449
Reinvestment of distributions	10,878	21,375	119,442	198,575
Shares redeemed	(460,010)	(495,775)	(5,504,745)	(4,923,741)
Net increase (decrease)	(75,617)	(229,033)	$ (867,735)	$ (2,281,717)
Class T
Shares sold	94,833	101,299	$ 1,133,727	$ 986,575
Reinvestment of distributions	3,872	8,148	42,245	75,201
Shares redeemed	(152,245)	(246,162)	(1,813,542)	(2,450,796)
Net increase (decrease)	(53,540)	(136,715)	$ (637,570)	$ (1,389,020)
Class B
Shares sold	2,465	3,884	$ 28,055	$ 38,597
Reinvestment of distributions	123	862	1,326	7,845
Shares redeemed	(83,897)	(59,335)	(970,172)	(579,917)
Net increase (decrease)	(81,309)	(54,589)	$ (940,791)	$ (533,475)
Class C
Shares sold	106,942	69,065	$ 1,277,851	$ 669,794
Reinvestment of distributions	870	2,800	9,335	25,455
Shares redeemed	(130,535)	(170,268)	(1,517,604)	(1,664,901)
Net increase (decrease)	(22,723)	(98,403)	$ (230,418)	$ (969,652)

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10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
International Small Cap Opportunities
Shares sold	13,306,080	5,283,408	$ 163,920,015	$ 53,067,911
Reinvestment of distributions	279,367	495,697	3,092,593	4,634,765
Shares redeemed	(6,858,430)	(8,350,807)	(83,019,406)	(84,356,251)
Net increase (decrease)	6,727,017	(2,571,702)	$ 83,993,202	$ (26,653,575)
Institutional Class
Shares sold	107,232	348,073	$ 1,308,852	$ 3,541,043
Reinvestment of distributions	3,187	1,709	35,307	15,997
Shares redeemed	(121,854)	(70,045)	(1,389,261)	(705,927)
Net increase (decrease)	(11,435)	279,737	$ (45,102)	$ 2,851,113

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.092	$0.079

Institutional Class designates 10% of the dividends distributed in December 2012 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December 2012 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/2012	0.121	0.0136

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AILSI-UANN-1213
1.815081.108

Fidelity®

International Value

Fund

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Value Fund	25.57%	11.65%	1.40%

A From May 18, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund, on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Alex Zavratsky, Portfolio Manager of Fidelity® International Value Fund: For the year, the fund's Retail Class shares rose 25.57%, trailing the 27.95% gain of the benchmark MSCI® EAFE® Value Index. The fund performed relatively well through the first half of the reporting period when investors generally gravitated towards the high-quality, steady compounders I seek. However, performance took a turn during the second half - specifically in the third quarter - when investors became more bullish on the European recovery. Versus the index, it hurt to largely avoid Germany-based Daimler - the world's third-largest luxury automobile manufacturer. Daimler's stock rose 85% during the past year amid an improving economic environment in Europe. Daimler was not held at period end. By contrast, a non-index investment in Japan-based SoftBank was a winner. The Internet and telecom-services provider saw significant growth during the period. In June, SoftBank completed its protracted takeover of telecom giant Sprint, the U.S.'s third-largest mobile carrier, and sported two consecutive quarters of better-than-expected financial results in the second half of the period. Additionally, the firm stands to benefit from the planned initial public offering of Alibaba, China's - and the world's - biggest Internet retailer, which is about 37% owned by SoftBank.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.37%
Actual		$ 1,000.00	$ 1,066.70	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class T	1.64%
Actual		$ 1,000.00	$ 1,065.60	$ 8.54
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class B	2.12%
Actual		$ 1,000.00	$ 1,062.70	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Class C	2.12%
Actual		$ 1,000.00	$ 1,061.80	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
International Value	1.03%
Actual		$ 1,000.00	$ 1,069.10	$ 5.37
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Institutional Class	1.03%
Actual		$ 1,000.00	$ 1,069.00	$ 5.37
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom 24.7%
Japan 19.0%
France 15.6%
Germany 9.1%
Australia 6.8%
Switzerland 5.7%
Netherlands 3.2%
Spain 3.1%
United States of America* 2.6%
Other 10.2%

* Includes short-term investments and net other assets (liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
United Kingdom 26.6%
Japan 19.2%
Germany 8.9%
Switzerland 8.6%
Australia 8.3%
France 7.8%
Singapore 3.3%
Spain 2.8%
Netherlands 2.4%
Other* 12.1%

* Includes short-term investments and net other assets (liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.9
Short-Term Investments and Net Other Assets (Liabilities)	1.8	2.1
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	3.7	3.6
Total SA (France, Oil, Gas & Consumable Fuels)	3.6	0.0
Sanofi SA (France, Pharmaceuticals)	3.4	3.7
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	3.4	3.2
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	4.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	2.3	2.4
Westpac Banking Corp. (Australia, Commercial Banks)	2.2	2.7
Sumitomo Mitsui Financial Group, Inc. (Japan, Commercial Banks)	2.2	2.5
BNP Paribas SA (France, Commercial Banks)	1.9	1.6
BASF AG (Germany, Chemicals)	1.9	0.5
	27.2
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.7	34.8
Health Care	10.7	12.1
Consumer Discretionary	10.2	8.6
Telecommunication Services	10.2	8.5
Industrials	9.2	6.3
Materials	7.1	6.0
Energy	6.9	7.7
Consumer Staples	6.3	6.2
Information Technology	3.3	2.3
Utilities	2.6	5.4

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 6.8%
Ansell Ltd.	47,969	$ 883,636
Australia & New Zealand Banking Group Ltd.	139,122	4,449,661
Telstra Corp. Ltd.	331,729	1,624,104
Transurban Group unit	143,240	961,221
Westfield Group unit	98,459	1,006,893
Westpac Banking Corp.	135,554	4,393,196
TOTAL AUSTRALIA		13,318,711
Bailiwick of Guernsey - 0.1%
Resolution Ltd.	43,079	246,866
Bailiwick of Jersey - 1.0%
Informa PLC	105,010	942,047
Wolseley PLC	18,760	1,010,982
TOTAL BAILIWICK OF JERSEY		1,953,029
Belgium - 1.3%
Anheuser-Busch InBev SA NV	7,400	767,112
KBC Groupe SA	16,551	902,256
UCB SA	11,800	775,759
TOTAL BELGIUM		2,445,127
Bermuda - 0.4%
Hongkong Land Holdings Ltd.	129,000	794,640
Denmark - 0.6%
A.P. Moller - Maersk A/S Series B	126	1,219,114
Finland - 1.4%
Nokia Corp. (a)	114,033	866,741
Sampo Oyj (A Shares)	40,034	1,896,487
TOTAL FINLAND		2,763,228
France - 15.6%
Arkema SA	10,899	1,237,419
Atos Origin SA	15,318	1,307,779
BNP Paribas SA	51,004	3,776,932
Cap Gemini SA	16,693	1,098,115
Carrefour SA	40,136	1,470,266
GDF Suez	78,307	1,949,933
Havas SA	106,875	890,392
Kering SA	4,642	1,054,753
Renault SA	16,119	1,411,838
Sanofi SA	61,770	6,586,117
Schneider Electric SA	7,135	601,112
Common Stocks - continued
	Shares	Value
France - continued
Total SA	114,528	$ 7,026,634
Vivendi SA	81,096	2,058,471
TOTAL FRANCE		30,469,761
Germany - 7.6%
Allianz SE	17,093	2,875,474
BASF AG	36,013	3,746,950
Bayer AG	18,190	2,260,807
Deutsche Post AG	53,459	1,809,155
Fresenius SE & Co. KGaA	8,300	1,078,812
HeidelbergCement Finance AG	13,939	1,098,825
Siemens AG	15,408	1,969,024
TOTAL GERMANY		14,839,047
Hong Kong - 0.9%
Hysan Development Co. Ltd.	210,000	981,878
Wing Hang Bank Ltd.	57,265	814,695
TOTAL HONG KONG		1,796,573
Italy - 0.2%
Unione di Banche Italiane ScpA	68,032	471,089
Japan - 19.0%
AEON Financial Service Co. Ltd.	13,400	411,517
AEON Mall Co. Ltd.	19,900	565,179
Air Water, Inc.	40,000	571,771
Astellas Pharma, Inc.	17,500	975,562
Daikin Industries Ltd.	13,900	799,714
DENSO Corp.	15,500	745,060
Dentsu, Inc.	20,900	789,648
East Japan Railway Co.	9,600	833,959
Hoya Corp.	53,200	1,275,702
Isuzu Motors Ltd.	124,000	772,220
Itochu Corp.	99,200	1,192,795
Japan Exchange Group, Inc.	23,800	553,306
Japan Tobacco, Inc.	43,400	1,570,372
JFE Holdings, Inc.	40,000	909,388
JTEKT Corp.	61,700	792,122
Kansai Electric Power Co., Inc. (a)	61,200	774,610
KDDI Corp.	32,300	1,749,255
Leopalace21 Corp. (a)	46,800	324,909
Mitsubishi Electric Corp.	95,000	1,044,237
MS&AD Insurance Group Holdings, Inc.	43,000	1,111,866
Common Stocks - continued
	Shares	Value
Japan - continued
Nippon Telegraph & Telephone Corp.	28,300	$ 1,471,043
Omron Corp.	21,900	835,731
ORIX Corp.	102,000	1,766,751
Santen Pharmaceutical Co. Ltd.	18,600	944,243
Seven & i Holdings Co., Ltd.	36,200	1,339,713
Seven Bank Ltd.	168,100	594,949
Shinsei Bank Ltd.	355,000	831,164
SoftBank Corp.	14,900	1,112,716
Sumitomo Corp.	82,000	1,067,091
Sumitomo Mitsui Financial Group, Inc.	89,100	4,306,728
Sumitomo Mitsui Trust Holdings, Inc.	287,000	1,417,518
Tokyo Tatemono Co. Ltd.	71,000	666,548
Toyota Motor Corp.	34,100	2,210,982
USS Co. Ltd.	54,100	792,267
TOTAL JAPAN		37,120,636
Netherlands - 3.2%
AEGON NV	77,771	618,815
ING Groep NV (Certificaten Van Aandelen) (a)	103,600	1,316,520
Koninklijke Philips Electronics NV	58,871	2,080,544
Royal DSM NV	16,756	1,269,248
Unilever NV (Certificaten Van Aandelen) (Bearer)	23,931	948,756
TOTAL NETHERLANDS		6,233,883
Norway - 1.1%
Telenor ASA	86,977	2,089,301
Singapore - 1.7%
Singapore Telecommunications Ltd.	604,000	1,837,965
United Overseas Bank Ltd.	89,480	1,501,178
TOTAL SINGAPORE		3,339,143
Spain - 3.1%
Amadeus IT Holding SA Class A	25,469	945,778
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	258,286	3,016,780
International Consolidated Airlines Group SA CDI (a)	131,800	735,211
Repsol YPF SA	51,172	1,374,290
TOTAL SPAIN		6,072,059
Sweden - 1.5%
Svenska Cellulosa AB (SCA) (B Shares)	36,665	1,041,097
Svenska Handelsbanken AB (A Shares)	40,733	1,845,543
TOTAL SWEDEN		2,886,640
Common Stocks - continued
	Shares	Value
Switzerland - 5.7%
Novartis AG	47,615	$ 3,695,999
Roche Holding AG (participation certificate)	5,519	1,527,936
Swiss Re Ltd.	25,690	2,256,564
Syngenta AG (Switzerland)	3,374	1,361,803
UBS AG (NY Shares)	119,658	2,316,579
TOTAL SWITZERLAND		11,158,881
United Kingdom - 24.7%
Barclays PLC	710,298	2,988,555
BHP Billiton PLC	103,607	3,197,156
British American Tobacco PLC (United Kingdom)	23,760	1,310,893
BT Group PLC	188,458	1,140,290
Bunzl PLC	57,725	1,274,500
Compass Group PLC	99,686	1,433,734
GlaxoSmithKline PLC sponsored ADR	18,675	982,865
HSBC Holdings PLC sponsored ADR	130,948	7,207,381
Imperial Tobacco Group PLC	54,799	2,046,369
ITV PLC	460,796	1,410,446
Kingfisher PLC	228,068	1,380,458
Legal & General Group PLC	607,012	2,105,211
National Grid PLC	188,558	2,369,563
Next PLC	11,900	1,038,931
Prudential PLC	89,236	1,824,944
Reed Elsevier PLC	111,611	1,564,085
Rolls-Royce Group PLC	42,200	778,130
Royal Dutch Shell PLC Class A sponsored ADR	77,296	5,152,551
Taylor Wimpey PLC	405,828	717,076
Tesco PLC	320,338	1,870,640
Vodafone Group PLC sponsored ADR	177,808	6,546,891
TOTAL UNITED KINGDOM		48,340,669
United States of America - 0.8%
AbbVie, Inc.	23,011	1,114,883
Cabot Corp.	11,470	534,617
TOTAL UNITED STATES OF AMERICA		1,649,500
TOTAL COMMON STOCKS (Cost $164,698,583)		189,207,897
Nonconvertible Preferred Stocks - 1.5%
	Shares	Value
Germany - 1.5%
Volkswagen AG (Cost $2,345,243)	11,381	$ 2,892,718
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.09% (b) (Cost $3,487,195)	3,487,195	3,487,195
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $170,531,021)		195,587,810
NET OTHER ASSETS (LIABILITIES) - 0.0%		77,461
NET ASSETS - 100%		$ 195,665,271
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,240
Fidelity Securities Lending Cash Central Fund	158,210
Total	$ 160,450
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 20,046,655	$ 14,736,478	$ 5,310,177	$ -
Consumer Staples	12,365,218	6,428,372	5,936,846	-
Energy	13,553,475	6,526,841	7,026,634	-
Financials	62,158,572	42,859,303	19,299,269	-
Health Care	20,826,619	8,624,698	12,201,921	-
Industrials	18,168,911	8,389,425	9,779,486	-
Information Technology	6,329,846	3,351,672	2,978,174	-
Materials	13,927,177	7,887,059	6,040,118	-
Telecommunication Services	19,630,036	14,156,732	5,473,304	-
Utilities	5,094,106	1,949,933	3,144,173	-
Money Market Funds	3,487,195	3,487,195	-	-
Total Investments in Securities:	$ 195,587,810	$ 118,397,708	$ 77,190,102	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 11,626,467
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $167,043,826)	$ 192,100,615
Fidelity Central Funds (cost $3,487,195)	3,487,195
Total Investments (cost $170,531,021)		$ 195,587,810
Receivable for investments sold		945,289
Receivable for fund shares sold		73,339
Dividends receivable		654,419
Distributions receivable from Fidelity Central Funds		351
Prepaid expenses		630
Other receivables		10,543
Total assets		197,272,381

Liabilities
Payable for investments purchased	$ 1,230,443
Payable for fund shares redeemed	157,688
Accrued management fee	94,900
Distribution and service plan fees payable	6,010
Other affiliated payables	40,392
Other payables and accrued expenses	77,677
Total liabilities		1,607,110

Net Assets		$ 195,665,271
Net Assets consist of:
Paid in capital		$ 282,926,219
Undistributed net investment income		3,680,675
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(116,002,753)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,061,130
Net Assets		$ 195,665,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,190,531 ÷ 690,803 shares)	$ 8.96

Maximum offering price per share (100/94.25 of $8.96)	$ 9.51
Class T: Net Asset Value and redemption price per share ($3,757,790 ÷ 420,208 shares)	$ 8.94

Maximum offering price per share (100/96.50 of $8.94)	$ 9.26
Class B: Net Asset Value and offering price per share ($678,055 ÷ 75,490 shares)A	$ 8.98

Class C: Net Asset Value and offering price per share ($3,231,305 ÷ 361,660 shares)A	$ 8.93

International Value: Net Asset Value, offering price and redemption price per share ($181,568,150 ÷ 20,236,094 shares)	$ 8.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($239,440 ÷ 26,656 shares)	$ 8.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 5,981,397
Income from Fidelity Central Funds		160,450
Income before foreign taxes withheld		6,141,847
Less foreign taxes withheld		(388,783)
Total income		5,753,064

Expenses
Management fee Basic fee	$ 1,176,503
Performance adjustment	(93,277)
Transfer agent fees	370,369
Distribution and service plan fees	62,780
Accounting and security lending fees	87,132
Custodian fees and expenses	93,872
Independent trustees' compensation	929
Registration fees	74,322
Audit	62,420
Legal	395
Miscellaneous	1,091
Total expenses before reductions	1,836,536
Expense reductions	(47,772)	1,788,764
Net investment income (loss)		3,964,300
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,459,633
Foreign currency transactions	(62,042)
Total net realized gain (loss)		9,397,591
Change in net unrealized appreciation (depreciation) on: Investment securities	23,778,218
Assets and liabilities in foreign currencies	13,304
Total change in net unrealized appreciation (depreciation)		23,791,522
Net gain (loss)		33,189,113
Net increase (decrease) in net assets resulting from operations		$ 37,153,413

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,964,300	$ 4,504,170
Net realized gain (loss)	9,397,591	(6,022,570)
Change in net unrealized appreciation (depreciation)	23,791,522	12,827,702
Net increase (decrease) in net assets resulting from operations	37,153,413	11,309,302
Distributions to shareholders from net investment income	(4,120,600)	(5,463,877)
Distributions to shareholders from net realized gain	(786,952)	-
Total distributions	(4,907,552)	(5,463,877)
Share transactions - net increase (decrease)	23,938,130	(27,953,937)
Redemption fees	3,144	2,109
Total increase (decrease) in net assets	56,187,135	(22,106,403)

Net Assets
Beginning of period	139,478,136	161,584,539
End of period (including undistributed net investment income of $3,680,675 and undistributed net investment income of $3,836,975, respectively)	$ 195,665,271	$ 139,478,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.39	$ 7.02	$ 8.22	$ 7.75	$ 5.93
Income from Investment Operations
Net investment income (loss) C	.17	.20	.22	.15	.12
Net realized and unrealized gain (loss)	1.64	.39	(1.19)	.44	1.78
Total from investment operations	1.81	.59	(.97)	.59	1.90
Distributions from net investment income	(.20)	(.22)	(.19)	(.11)	(.08)
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.24)	(.22)	(.23) H	(.12)	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.96	$ 7.39	$ 7.02	$ 8.22	$ 7.75
Total Return A, B	25.24%	8.82%	(12.19)%	7.60%	32.71%
Ratios to Average Net Assets D, F
Expenses before reductions	1.39%	1.44%	1.36%	1.40%	1.34%
Expenses net of fee waivers, if any	1.39%	1.44%	1.36%	1.40%	1.34%
Expenses net of all reductions	1.36%	1.41%	1.34%	1.38%	1.32%
Net investment income (loss)	2.08%	2.85%	2.79%	1.93%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,191	$ 4,491	$ 4,668	$ 4,699	$ 4,456
Portfolio turnover rate E	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.38	$ 7.00	$ 8.20	$ 7.73	$ 5.91
Income from Investment Operations
Net investment income (loss) C	.15	.18	.20	.13	.10
Net realized and unrealized gain (loss)	1.64	.40	(1.19)	.44	1.77
Total from investment operations	1.79	.58	(.99)	.57	1.87
Distributions from net investment income	(.19)	(.20)	(.17)	(.09)	(.05)
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.23)	(.20)	(.21) H	(.10)	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.94	$ 7.38	$ 7.00	$ 8.20	$ 7.73
Total Return A, B	24.86%	8.60%	(12.42)%	7.32%	32.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.66%	1.71%	1.63%	1.67%	1.60%
Expenses net of fee waivers, if any	1.65%	1.70%	1.62%	1.67%	1.60%
Expenses net of all reductions	1.63%	1.67%	1.60%	1.65%	1.59%
Net investment income (loss)	1.81%	2.58%	2.52%	1.65%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,758	$ 2,693	$ 2,468	$ 2,276	$ 2,395
Portfolio turnover rate E	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.39	$ 7.00	$ 8.20	$ 7.74	$ 5.88
Income from Investment Operations
Net investment income (loss) C	.11	.14	.17	.09	.07
Net realized and unrealized gain (loss)	1.65	.41	(1.20)	.44	1.79
Total from investment operations	1.76	.55	(1.03)	.53	1.86
Distributions from net investment income	(.13)	(.16)	(.13)	(.06)	-
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.17)	(.16)	(.17) H	(.07)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.98	$ 7.39	$ 7.00	$ 8.20	$ 7.74
Total Return A, B	24.30%	8.07%	(12.88)%	6.82%	31.63%
Ratios to Average Net Assets D, F
Expenses before reductions	2.14%	2.19%	2.11%	2.15%	2.08%
Expenses net of fee waivers, if any	2.14%	2.19%	2.11%	2.15%	2.08%
Expenses net of all reductions	2.11%	2.16%	2.09%	2.13%	2.07%
Net investment income (loss)	1.32%	2.09%	2.04%	1.18%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 678	$ 691	$ 901	$ 1,216	$ 1,076
Portfolio turnover rate E	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.38	$ 7.00	$ 8.20	$ 7.73	$ 5.88
Income from Investment Operations
Net investment income (loss) C	.11	.14	.16	.09	.07
Net realized and unrealized gain (loss)	1.63	.41	(1.19)	.44	1.78
Total from investment operations	1.74	.55	(1.03)	.53	1.85
Distributions from net investment income	(.15)	(.17)	(.14)	(.05)	-
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.19)	(.17)	(.17)	(.06)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.93	$ 7.38	$ 7.00	$ 8.20	$ 7.73
Total Return A, B	24.17%	8.12%	(12.84)%	6.84%	31.46%
Ratios to Average Net Assets D, F
Expenses before reductions	2.14%	2.19%	2.12%	2.15%	2.08%
Expenses net of fee waivers, if any	2.14%	2.19%	2.11%	2.15%	2.08%
Expenses net of all reductions	2.11%	2.16%	2.09%	2.13%	2.06%
Net investment income (loss)	1.33%	2.09%	2.04%	1.18%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,231	$ 2,249	$ 2,108	$ 2,123	$ 2,108
Portfolio turnover rate E	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.40	$ 7.03	$ 8.23	$ 7.75	$ 5.95
Income from Investment Operations
Net investment income (loss) B	.19	.22	.25	.17	.13
Net realized and unrealized gain (loss)	1.65	.40	(1.20)	.44	1.78
Total from investment operations	1.84	.62	(.95)	.61	1.91
Distributions from net investment income	(.22)	(.25)	(.22)	(.13)	(.11)
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.27) H	(.25)	(.25)	(.13) G	(.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.97	$ 7.40	$ 7.03	$ 8.23	$ 7.75
Total Return A	25.57%	9.19%	(11.91)%	7.95%	33.09%
Ratios to Average Net Assets C, E
Expenses before reductions	1.05%	1.13%	1.04%	1.09%	1.07%
Expenses net of fee waivers, if any	1.05%	1.13%	1.03%	1.09%	1.07%
Expenses net of all reductions	1.02%	1.10%	1.01%	1.08%	1.06%
Net investment income (loss)	2.41%	3.16%	3.11%	2.23%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 181,568	$ 128,983	$ 150,967	$ 163,090	$ 180,447
Portfolio turnover rate D	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.41	$ 7.04	$ 8.24	$ 7.76	$ 5.96
Income from Investment Operations
Net investment income (loss) B	.19	.22	.25	.18	.14
Net realized and unrealized gain (loss)	1.65	.40	(1.19)	.44	1.78
Total from investment operations	1.84	.62	(.94)	.62	1.92
Distributions from net investment income	(.23)	(.25)	(.22)	(.14)	(.12)
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.27)	(.25)	(.26) H	(.14) G	(.12)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.98	$ 7.41	$ 7.04	$ 8.24	$ 7.76
Total Return A	25.64%	9.22%	(11.83)%	8.05%	33.06%
Ratios to Average Net Assets C, E
Expenses before reductions	1.07%	1.10%	.98%	.98%	.93%
Expenses net of fee waivers, if any	1.07%	1.10%	.98%	.98%	.93%
Expenses net of all reductions	1.04%	1.07%	.96%	.97%	.92%
Net investment income (loss)	2.39%	3.18%	3.17%	2.34%	2.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 239	$ 372	$ 473	$ 519	$ 814
Portfolio turnover rate D	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 28,874,674
Gross unrealized depreciation	(4,985,981)
Net unrealized appreciation (depreciation) on securities and other investments	$ 23,888,693

Tax Cost	$ 171,699,117

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,934,281
Capital loss carryforward	$ (115,088,265)
Net unrealized appreciation (depreciation)	$ 23,893,034

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (14,771,177)
2017	(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total with expiration	$ (115,088,265)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 4,907,552	$ 5,463,877

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $150,085,429 and $129,207,208, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 13,148	$ 2,395
Class T	.25%	.25%	15,589	2,306
Class B	.75%	.25%	6,888	5,482
Class C	.75%	.25%	27,155	8,369
			$ 62,780	$ 18,552

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,932
Class T	1,030
Class B*	1,552
Class C*	514
$ 7,028

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,780.30
Class T	9,962.32
Class B	2,081.30
Class C	8,174.30
International Value	333,690.21
Institutional Class	682.23
	$ 370,369

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $199 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $349 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $158,210. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $47,222 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $550.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 121,166	$ 143,989
Class T	67,016	67,838
Class B	11,860	19,758
Class C	47,865	50,970
International Value	3,862,005	5,163,324
Institutional Class	10,688	17,998
Total	$ 4,120,600	$ 5,463,877
From net realized gain
Class A	$ 25,318	$ -
Class T	15,214	-
Class B	3,861	-
Class C	13,226	-
International Value	727,373	-
Institutional Class	1,960	-
Total	$ 786,952	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	221,312	186,877	$ 1,773,149	$ 1,294,428
Reinvestment of distributions	17,344	19,578	128,001	128,823
Shares redeemed	(155,517)	(263,913)	(1,235,132)	(1,814,670)
Net increase (decrease)	83,139	(57,458)	$ 666,018	$ (391,419)
Class T
Shares sold	91,084	87,833	$ 741,140	$ 599,355
Reinvestment of distributions	11,018	10,069	81,425	66,355
Shares redeemed	(46,826)	(85,446)	(371,734)	(585,214)
Net increase (decrease)	55,276	12,456	$ 450,831	$ 80,496

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class B
Shares sold	6,334	2,850	$ 51,789	$ 19,157
Reinvestment of distributions	1,746	2,474	13,011	16,400
Shares redeemed	(26,098)	(40,532)	(212,223)	(279,913)
Net increase (decrease)	(18,018)	(35,208)	$ (147,423)	$ (244,356)
Class C
Shares sold	93,011	72,761	$ 748,735	$ 498,768
Reinvestment of distributions	7,487	6,699	55,475	44,283
Shares redeemed	(43,711)	(75,717)	(352,531)	(522,498)
Net increase (decrease)	56,787	3,743	$ 451,679	$ 20,553
International Value
Shares sold	6,308,136	2,278,492	$ 51,241,221	$ 15,694,819
Reinvestment of distributions	602,705	762,294	4,441,937	5,008,269
Shares redeemed	(4,113,021)	(7,089,505)	(32,981,230)	(48,008,194)
Net increase (decrease)	2,797,820	(4,048,719)	$ 22,701,928	$ (27,305,106)
Institutional Class
Shares sold	6,984	18,483	$ 56,532	$ 132,098
Reinvestment of distributions	1,136	1,234	8,383	8,117
Shares redeemed	(31,601)	(36,776)	(249,818)	(254,320)
Net increase (decrease)	(23,481)	(17,059)	$ (184,903)	$ (114,105)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund and VIP FundsManager 60% Portfolio were the owners of record of approximately 25% and 14%, respectively, of the total outstanding shares of the Fund.

Mutual funds managed by FMR or its affiliates were owners of record, in the aggregate, of approximately 46% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 6, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Value Fund voted to pay on December 09, 2013, to shareholders of record at the opening of business on December 6, 2013, a distribution of $0.014 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.197 per share from net investment income.

The fund designates 76% of the dividends distributed in December 2012 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/10/12	$0.195	$0.0098

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2011.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Institutional Class, and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
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245 Summer St., Boston, MA 02210
www.fidelity.com

FIV-UANN-1213
1.827481.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® International Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	18.04%	10.00%	0.29%
Class T (incl. 3.50% sales charge)	20.49%	10.20%	0.34%
Class B (incl. contingent deferred sales charge)B	19.30%	10.20%	0.39%
Class C (incl. contingent deferred sales charge)C	23.17%	10.45%	0.34%

A From May 18, 2006.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Class A on May 18, 2006, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Alex Zavratsky, Portfolio Manager of Fidelity Advisor® International Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 25.24%, 24.86%, 24.30% and 24.17%, respectively (excluding sales charges), trailing the 27.95% gain of the benchmark MSCI® EAFE® Value Index. The fund performed relatively well through the first half of the reporting period when investors generally gravitated towards the high-quality, steady compounders I seek. However, performance took a turn during the second half - specifically in the third quarter - when investors became more bullish on the European recovery. Versus the index, it hurt to largely avoid Germany-based Daimler - the world's third-largest luxury automobile manufacturer. Daimler's stock rose 85% during the past year amid an improving economic environment in Europe. Daimler was not held at period end. By contrast, a non-index investment in Japan-based SoftBank was a winner. The Internet and telecom-services provider saw significant growth during the period. In June, SoftBank completed its protracted takeover of telecom giant Sprint, the U.S.'s third-largest mobile carrier, and sported two consecutive quarters of better-than-expected financial results in the second half of the period. Additionally, the firm stands to benefit from the planned initial public offering of Alibaba, China's - and the world's - biggest Internet retailer, which is about 37% owned by SoftBank.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.37%
Actual		$ 1,000.00	$ 1,066.70	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class T	1.64%
Actual		$ 1,000.00	$ 1,065.60	$ 8.54
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class B	2.12%
Actual		$ 1,000.00	$ 1,062.70	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Class C	2.12%
Actual		$ 1,000.00	$ 1,061.80	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
International Value	1.03%
Actual		$ 1,000.00	$ 1,069.10	$ 5.37
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Institutional Class	1.03%
Actual		$ 1,000.00	$ 1,069.00	$ 5.37
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom 24.7%
Japan 19.0%
France 15.6%
Germany 9.1%
Australia 6.8%
Switzerland 5.7%
Netherlands 3.2%
Spain 3.1%
United States of America* 2.6%
Other 10.2%

* Includes short-term investments and net other assets (liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
United Kingdom 26.6%
Japan 19.2%
Germany 8.9%
Switzerland 8.6%
Australia 8.3%
France 7.8%
Singapore 3.3%
Spain 2.8%
Netherlands 2.4%
Other* 12.1%

* Includes short-term investments and net other assets (liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.9
Short-Term Investments and Net Other Assets (Liabilities)	1.8	2.1
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	3.7	3.6
Total SA (France, Oil, Gas & Consumable Fuels)	3.6	0.0
Sanofi SA (France, Pharmaceuticals)	3.4	3.7
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	3.4	3.2
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	4.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	2.3	2.4
Westpac Banking Corp. (Australia, Commercial Banks)	2.2	2.7
Sumitomo Mitsui Financial Group, Inc. (Japan, Commercial Banks)	2.2	2.5
BNP Paribas SA (France, Commercial Banks)	1.9	1.6
BASF AG (Germany, Chemicals)	1.9	0.5
	27.2
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.7	34.8
Health Care	10.7	12.1
Consumer Discretionary	10.2	8.6
Telecommunication Services	10.2	8.5
Industrials	9.2	6.3
Materials	7.1	6.0
Energy	6.9	7.7
Consumer Staples	6.3	6.2
Information Technology	3.3	2.3
Utilities	2.6	5.4

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 6.8%
Ansell Ltd.	47,969	$ 883,636
Australia & New Zealand Banking Group Ltd.	139,122	4,449,661
Telstra Corp. Ltd.	331,729	1,624,104
Transurban Group unit	143,240	961,221
Westfield Group unit	98,459	1,006,893
Westpac Banking Corp.	135,554	4,393,196
TOTAL AUSTRALIA		13,318,711
Bailiwick of Guernsey - 0.1%
Resolution Ltd.	43,079	246,866
Bailiwick of Jersey - 1.0%
Informa PLC	105,010	942,047
Wolseley PLC	18,760	1,010,982
TOTAL BAILIWICK OF JERSEY		1,953,029
Belgium - 1.3%
Anheuser-Busch InBev SA NV	7,400	767,112
KBC Groupe SA	16,551	902,256
UCB SA	11,800	775,759
TOTAL BELGIUM		2,445,127
Bermuda - 0.4%
Hongkong Land Holdings Ltd.	129,000	794,640
Denmark - 0.6%
A.P. Moller - Maersk A/S Series B	126	1,219,114
Finland - 1.4%
Nokia Corp. (a)	114,033	866,741
Sampo Oyj (A Shares)	40,034	1,896,487
TOTAL FINLAND		2,763,228
France - 15.6%
Arkema SA	10,899	1,237,419
Atos Origin SA	15,318	1,307,779
BNP Paribas SA	51,004	3,776,932
Cap Gemini SA	16,693	1,098,115
Carrefour SA	40,136	1,470,266
GDF Suez	78,307	1,949,933
Havas SA	106,875	890,392
Kering SA	4,642	1,054,753
Renault SA	16,119	1,411,838
Sanofi SA	61,770	6,586,117
Schneider Electric SA	7,135	601,112
Common Stocks - continued
	Shares	Value
France - continued
Total SA	114,528	$ 7,026,634
Vivendi SA	81,096	2,058,471
TOTAL FRANCE		30,469,761
Germany - 7.6%
Allianz SE	17,093	2,875,474
BASF AG	36,013	3,746,950
Bayer AG	18,190	2,260,807
Deutsche Post AG	53,459	1,809,155
Fresenius SE & Co. KGaA	8,300	1,078,812
HeidelbergCement Finance AG	13,939	1,098,825
Siemens AG	15,408	1,969,024
TOTAL GERMANY		14,839,047
Hong Kong - 0.9%
Hysan Development Co. Ltd.	210,000	981,878
Wing Hang Bank Ltd.	57,265	814,695
TOTAL HONG KONG		1,796,573
Italy - 0.2%
Unione di Banche Italiane ScpA	68,032	471,089
Japan - 19.0%
AEON Financial Service Co. Ltd.	13,400	411,517
AEON Mall Co. Ltd.	19,900	565,179
Air Water, Inc.	40,000	571,771
Astellas Pharma, Inc.	17,500	975,562
Daikin Industries Ltd.	13,900	799,714
DENSO Corp.	15,500	745,060
Dentsu, Inc.	20,900	789,648
East Japan Railway Co.	9,600	833,959
Hoya Corp.	53,200	1,275,702
Isuzu Motors Ltd.	124,000	772,220
Itochu Corp.	99,200	1,192,795
Japan Exchange Group, Inc.	23,800	553,306
Japan Tobacco, Inc.	43,400	1,570,372
JFE Holdings, Inc.	40,000	909,388
JTEKT Corp.	61,700	792,122
Kansai Electric Power Co., Inc. (a)	61,200	774,610
KDDI Corp.	32,300	1,749,255
Leopalace21 Corp. (a)	46,800	324,909
Mitsubishi Electric Corp.	95,000	1,044,237
MS&AD Insurance Group Holdings, Inc.	43,000	1,111,866
Common Stocks - continued
	Shares	Value
Japan - continued
Nippon Telegraph & Telephone Corp.	28,300	$ 1,471,043
Omron Corp.	21,900	835,731
ORIX Corp.	102,000	1,766,751
Santen Pharmaceutical Co. Ltd.	18,600	944,243
Seven & i Holdings Co., Ltd.	36,200	1,339,713
Seven Bank Ltd.	168,100	594,949
Shinsei Bank Ltd.	355,000	831,164
SoftBank Corp.	14,900	1,112,716
Sumitomo Corp.	82,000	1,067,091
Sumitomo Mitsui Financial Group, Inc.	89,100	4,306,728
Sumitomo Mitsui Trust Holdings, Inc.	287,000	1,417,518
Tokyo Tatemono Co. Ltd.	71,000	666,548
Toyota Motor Corp.	34,100	2,210,982
USS Co. Ltd.	54,100	792,267
TOTAL JAPAN		37,120,636
Netherlands - 3.2%
AEGON NV	77,771	618,815
ING Groep NV (Certificaten Van Aandelen) (a)	103,600	1,316,520
Koninklijke Philips Electronics NV	58,871	2,080,544
Royal DSM NV	16,756	1,269,248
Unilever NV (Certificaten Van Aandelen) (Bearer)	23,931	948,756
TOTAL NETHERLANDS		6,233,883
Norway - 1.1%
Telenor ASA	86,977	2,089,301
Singapore - 1.7%
Singapore Telecommunications Ltd.	604,000	1,837,965
United Overseas Bank Ltd.	89,480	1,501,178
TOTAL SINGAPORE		3,339,143
Spain - 3.1%
Amadeus IT Holding SA Class A	25,469	945,778
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	258,286	3,016,780
International Consolidated Airlines Group SA CDI (a)	131,800	735,211
Repsol YPF SA	51,172	1,374,290
TOTAL SPAIN		6,072,059
Sweden - 1.5%
Svenska Cellulosa AB (SCA) (B Shares)	36,665	1,041,097
Svenska Handelsbanken AB (A Shares)	40,733	1,845,543
TOTAL SWEDEN		2,886,640
Common Stocks - continued
	Shares	Value
Switzerland - 5.7%
Novartis AG	47,615	$ 3,695,999
Roche Holding AG (participation certificate)	5,519	1,527,936
Swiss Re Ltd.	25,690	2,256,564
Syngenta AG (Switzerland)	3,374	1,361,803
UBS AG (NY Shares)	119,658	2,316,579
TOTAL SWITZERLAND		11,158,881
United Kingdom - 24.7%
Barclays PLC	710,298	2,988,555
BHP Billiton PLC	103,607	3,197,156
British American Tobacco PLC (United Kingdom)	23,760	1,310,893
BT Group PLC	188,458	1,140,290
Bunzl PLC	57,725	1,274,500
Compass Group PLC	99,686	1,433,734
GlaxoSmithKline PLC sponsored ADR	18,675	982,865
HSBC Holdings PLC sponsored ADR	130,948	7,207,381
Imperial Tobacco Group PLC	54,799	2,046,369
ITV PLC	460,796	1,410,446
Kingfisher PLC	228,068	1,380,458
Legal & General Group PLC	607,012	2,105,211
National Grid PLC	188,558	2,369,563
Next PLC	11,900	1,038,931
Prudential PLC	89,236	1,824,944
Reed Elsevier PLC	111,611	1,564,085
Rolls-Royce Group PLC	42,200	778,130
Royal Dutch Shell PLC Class A sponsored ADR	77,296	5,152,551
Taylor Wimpey PLC	405,828	717,076
Tesco PLC	320,338	1,870,640
Vodafone Group PLC sponsored ADR	177,808	6,546,891
TOTAL UNITED KINGDOM		48,340,669
United States of America - 0.8%
AbbVie, Inc.	23,011	1,114,883
Cabot Corp.	11,470	534,617
TOTAL UNITED STATES OF AMERICA		1,649,500
TOTAL COMMON STOCKS (Cost $164,698,583)		189,207,897
Nonconvertible Preferred Stocks - 1.5%
	Shares	Value
Germany - 1.5%
Volkswagen AG (Cost $2,345,243)	11,381	$ 2,892,718
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.09% (b) (Cost $3,487,195)	3,487,195	3,487,195
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $170,531,021)		195,587,810
NET OTHER ASSETS (LIABILITIES) - 0.0%		77,461
NET ASSETS - 100%		$ 195,665,271
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,240
Fidelity Securities Lending Cash Central Fund	158,210
Total	$ 160,450
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 20,046,655	$ 14,736,478	$ 5,310,177	$ -
Consumer Staples	12,365,218	6,428,372	5,936,846	-
Energy	13,553,475	6,526,841	7,026,634	-
Financials	62,158,572	42,859,303	19,299,269	-
Health Care	20,826,619	8,624,698	12,201,921	-
Industrials	18,168,911	8,389,425	9,779,486	-
Information Technology	6,329,846	3,351,672	2,978,174	-
Materials	13,927,177	7,887,059	6,040,118	-
Telecommunication Services	19,630,036	14,156,732	5,473,304	-
Utilities	5,094,106	1,949,933	3,144,173	-
Money Market Funds	3,487,195	3,487,195	-	-
Total Investments in Securities:	$ 195,587,810	$ 118,397,708	$ 77,190,102	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 11,626,467
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $167,043,826)	$ 192,100,615
Fidelity Central Funds (cost $3,487,195)	3,487,195
Total Investments (cost $170,531,021)		$ 195,587,810
Receivable for investments sold		945,289
Receivable for fund shares sold		73,339
Dividends receivable		654,419
Distributions receivable from Fidelity Central Funds		351
Prepaid expenses		630
Other receivables		10,543
Total assets		197,272,381

Liabilities
Payable for investments purchased	$ 1,230,443
Payable for fund shares redeemed	157,688
Accrued management fee	94,900
Distribution and service plan fees payable	6,010
Other affiliated payables	40,392
Other payables and accrued expenses	77,677
Total liabilities		1,607,110

Net Assets		$ 195,665,271
Net Assets consist of:
Paid in capital		$ 282,926,219
Undistributed net investment income		3,680,675
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(116,002,753)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,061,130
Net Assets		$ 195,665,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,190,531 ÷ 690,803 shares)	$ 8.96

Maximum offering price per share (100/94.25 of $8.96)	$ 9.51
Class T: Net Asset Value and redemption price per share ($3,757,790 ÷ 420,208 shares)	$ 8.94

Maximum offering price per share (100/96.50 of $8.94)	$ 9.26
Class B: Net Asset Value and offering price per share ($678,055 ÷ 75,490 shares)A	$ 8.98

Class C: Net Asset Value and offering price per share ($3,231,305 ÷ 361,660 shares)A	$ 8.93

International Value: Net Asset Value, offering price and redemption price per share ($181,568,150 ÷ 20,236,094 shares)	$ 8.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($239,440 ÷ 26,656 shares)	$ 8.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 5,981,397
Income from Fidelity Central Funds		160,450
Income before foreign taxes withheld		6,141,847
Less foreign taxes withheld		(388,783)
Total income		5,753,064

Expenses
Management fee Basic fee	$ 1,176,503
Performance adjustment	(93,277)
Transfer agent fees	370,369
Distribution and service plan fees	62,780
Accounting and security lending fees	87,132
Custodian fees and expenses	93,872
Independent trustees' compensation	929
Registration fees	74,322
Audit	62,420
Legal	395
Miscellaneous	1,091
Total expenses before reductions	1,836,536
Expense reductions	(47,772)	1,788,764
Net investment income (loss)		3,964,300
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,459,633
Foreign currency transactions	(62,042)
Total net realized gain (loss)		9,397,591
Change in net unrealized appreciation (depreciation) on: Investment securities	23,778,218
Assets and liabilities in foreign currencies	13,304
Total change in net unrealized appreciation (depreciation)		23,791,522
Net gain (loss)		33,189,113
Net increase (decrease) in net assets resulting from operations		$ 37,153,413

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,964,300	$ 4,504,170
Net realized gain (loss)	9,397,591	(6,022,570)
Change in net unrealized appreciation (depreciation)	23,791,522	12,827,702
Net increase (decrease) in net assets resulting from operations	37,153,413	11,309,302
Distributions to shareholders from net investment income	(4,120,600)	(5,463,877)
Distributions to shareholders from net realized gain	(786,952)	-
Total distributions	(4,907,552)	(5,463,877)
Share transactions - net increase (decrease)	23,938,130	(27,953,937)
Redemption fees	3,144	2,109
Total increase (decrease) in net assets	56,187,135	(22,106,403)

Net Assets
Beginning of period	139,478,136	161,584,539
End of period (including undistributed net investment income of $3,680,675 and undistributed net investment income of $3,836,975, respectively)	$ 195,665,271	$ 139,478,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.39	$ 7.02	$ 8.22	$ 7.75	$ 5.93
Income from Investment Operations
Net investment income (loss) C	.17	.20	.22	.15	.12
Net realized and unrealized gain (loss)	1.64	.39	(1.19)	.44	1.78
Total from investment operations	1.81	.59	(.97)	.59	1.90
Distributions from net investment income	(.20)	(.22)	(.19)	(.11)	(.08)
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.24)	(.22)	(.23) H	(.12)	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.96	$ 7.39	$ 7.02	$ 8.22	$ 7.75
Total Return A, B	25.24%	8.82%	(12.19)%	7.60%	32.71%
Ratios to Average Net Assets D, F
Expenses before reductions	1.39%	1.44%	1.36%	1.40%	1.34%
Expenses net of fee waivers, if any	1.39%	1.44%	1.36%	1.40%	1.34%
Expenses net of all reductions	1.36%	1.41%	1.34%	1.38%	1.32%
Net investment income (loss)	2.08%	2.85%	2.79%	1.93%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,191	$ 4,491	$ 4,668	$ 4,699	$ 4,456
Portfolio turnover rate E	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.38	$ 7.00	$ 8.20	$ 7.73	$ 5.91
Income from Investment Operations
Net investment income (loss) C	.15	.18	.20	.13	.10
Net realized and unrealized gain (loss)	1.64	.40	(1.19)	.44	1.77
Total from investment operations	1.79	.58	(.99)	.57	1.87
Distributions from net investment income	(.19)	(.20)	(.17)	(.09)	(.05)
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.23)	(.20)	(.21) H	(.10)	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.94	$ 7.38	$ 7.00	$ 8.20	$ 7.73
Total Return A, B	24.86%	8.60%	(12.42)%	7.32%	32.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.66%	1.71%	1.63%	1.67%	1.60%
Expenses net of fee waivers, if any	1.65%	1.70%	1.62%	1.67%	1.60%
Expenses net of all reductions	1.63%	1.67%	1.60%	1.65%	1.59%
Net investment income (loss)	1.81%	2.58%	2.52%	1.65%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,758	$ 2,693	$ 2,468	$ 2,276	$ 2,395
Portfolio turnover rate E	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.39	$ 7.00	$ 8.20	$ 7.74	$ 5.88
Income from Investment Operations
Net investment income (loss) C	.11	.14	.17	.09	.07
Net realized and unrealized gain (loss)	1.65	.41	(1.20)	.44	1.79
Total from investment operations	1.76	.55	(1.03)	.53	1.86
Distributions from net investment income	(.13)	(.16)	(.13)	(.06)	-
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.17)	(.16)	(.17) H	(.07)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.98	$ 7.39	$ 7.00	$ 8.20	$ 7.74
Total Return A, B	24.30%	8.07%	(12.88)%	6.82%	31.63%
Ratios to Average Net Assets D, F
Expenses before reductions	2.14%	2.19%	2.11%	2.15%	2.08%
Expenses net of fee waivers, if any	2.14%	2.19%	2.11%	2.15%	2.08%
Expenses net of all reductions	2.11%	2.16%	2.09%	2.13%	2.07%
Net investment income (loss)	1.32%	2.09%	2.04%	1.18%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 678	$ 691	$ 901	$ 1,216	$ 1,076
Portfolio turnover rate E	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.38	$ 7.00	$ 8.20	$ 7.73	$ 5.88
Income from Investment Operations
Net investment income (loss) C	.11	.14	.16	.09	.07
Net realized and unrealized gain (loss)	1.63	.41	(1.19)	.44	1.78
Total from investment operations	1.74	.55	(1.03)	.53	1.85
Distributions from net investment income	(.15)	(.17)	(.14)	(.05)	-
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.19)	(.17)	(.17)	(.06)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.93	$ 7.38	$ 7.00	$ 8.20	$ 7.73
Total Return A, B	24.17%	8.12%	(12.84)%	6.84%	31.46%
Ratios to Average Net Assets D, F
Expenses before reductions	2.14%	2.19%	2.12%	2.15%	2.08%
Expenses net of fee waivers, if any	2.14%	2.19%	2.11%	2.15%	2.08%
Expenses net of all reductions	2.11%	2.16%	2.09%	2.13%	2.06%
Net investment income (loss)	1.33%	2.09%	2.04%	1.18%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,231	$ 2,249	$ 2,108	$ 2,123	$ 2,108
Portfolio turnover rate E	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.40	$ 7.03	$ 8.23	$ 7.75	$ 5.95
Income from Investment Operations
Net investment income (loss) B	.19	.22	.25	.17	.13
Net realized and unrealized gain (loss)	1.65	.40	(1.20)	.44	1.78
Total from investment operations	1.84	.62	(.95)	.61	1.91
Distributions from net investment income	(.22)	(.25)	(.22)	(.13)	(.11)
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.27) H	(.25)	(.25)	(.13) G	(.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.97	$ 7.40	$ 7.03	$ 8.23	$ 7.75
Total Return A	25.57%	9.19%	(11.91)%	7.95%	33.09%
Ratios to Average Net Assets C, E
Expenses before reductions	1.05%	1.13%	1.04%	1.09%	1.07%
Expenses net of fee waivers, if any	1.05%	1.13%	1.03%	1.09%	1.07%
Expenses net of all reductions	1.02%	1.10%	1.01%	1.08%	1.06%
Net investment income (loss)	2.41%	3.16%	3.11%	2.23%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 181,568	$ 128,983	$ 150,967	$ 163,090	$ 180,447
Portfolio turnover rate D	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.41	$ 7.04	$ 8.24	$ 7.76	$ 5.96
Income from Investment Operations
Net investment income (loss) B	.19	.22	.25	.18	.14
Net realized and unrealized gain (loss)	1.65	.40	(1.19)	.44	1.78
Total from investment operations	1.84	.62	(.94)	.62	1.92
Distributions from net investment income	(.23)	(.25)	(.22)	(.14)	(.12)
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.27)	(.25)	(.26) H	(.14) G	(.12)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.98	$ 7.41	$ 7.04	$ 8.24	$ 7.76
Total Return A	25.64%	9.22%	(11.83)%	8.05%	33.06%
Ratios to Average Net Assets C, E
Expenses before reductions	1.07%	1.10%	.98%	.98%	.93%
Expenses net of fee waivers, if any	1.07%	1.10%	.98%	.98%	.93%
Expenses net of all reductions	1.04%	1.07%	.96%	.97%	.92%
Net investment income (loss)	2.39%	3.18%	3.17%	2.34%	2.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 239	$ 372	$ 473	$ 519	$ 814
Portfolio turnover rate D	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 28,874,674
Gross unrealized depreciation	(4,985,981)
Net unrealized appreciation (depreciation) on securities and other investments	$ 23,888,693

Tax Cost	$ 171,699,117

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,934,281
Capital loss carryforward	$ (115,088,265)
Net unrealized appreciation (depreciation)	$ 23,893,034

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (14,771,177)
2017	(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total with expiration	$ (115,088,265)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 4,907,552	$ 5,463,877

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $150,085,429 and $129,207,208, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 13,148	$ 2,395
Class T	.25%	.25%	15,589	2,306
Class B	.75%	.25%	6,888	5,482
Class C	.75%	.25%	27,155	8,369
			$ 62,780	$ 18,552

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,932
Class T	1,030
Class B*	1,552
Class C*	514
$ 7,028

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,780.30
Class T	9,962.32
Class B	2,081.30
Class C	8,174.30
International Value	333,690.21
Institutional Class	682.23
	$ 370,369

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $199 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $349 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $158,210. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $47,222 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $550.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 121,166	$ 143,989
Class T	67,016	67,838
Class B	11,860	19,758
Class C	47,865	50,970
International Value	3,862,005	5,163,324
Institutional Class	10,688	17,998
Total	$ 4,120,600	$ 5,463,877
From net realized gain
Class A	$ 25,318	$ -
Class T	15,214	-
Class B	3,861	-
Class C	13,226	-
International Value	727,373	-
Institutional Class	1,960	-
Total	$ 786,952	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	221,312	186,877	$ 1,773,149	$ 1,294,428
Reinvestment of distributions	17,344	19,578	128,001	128,823
Shares redeemed	(155,517)	(263,913)	(1,235,132)	(1,814,670)
Net increase (decrease)	83,139	(57,458)	$ 666,018	$ (391,419)
Class T
Shares sold	91,084	87,833	$ 741,140	$ 599,355
Reinvestment of distributions	11,018	10,069	81,425	66,355
Shares redeemed	(46,826)	(85,446)	(371,734)	(585,214)
Net increase (decrease)	55,276	12,456	$ 450,831	$ 80,496

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class B
Shares sold	6,334	2,850	$ 51,789	$ 19,157
Reinvestment of distributions	1,746	2,474	13,011	16,400
Shares redeemed	(26,098)	(40,532)	(212,223)	(279,913)
Net increase (decrease)	(18,018)	(35,208)	$ (147,423)	$ (244,356)
Class C
Shares sold	93,011	72,761	$ 748,735	$ 498,768
Reinvestment of distributions	7,487	6,699	55,475	44,283
Shares redeemed	(43,711)	(75,717)	(352,531)	(522,498)
Net increase (decrease)	56,787	3,743	$ 451,679	$ 20,553
International Value
Shares sold	6,308,136	2,278,492	$ 51,241,221	$ 15,694,819
Reinvestment of distributions	602,705	762,294	4,441,937	5,008,269
Shares redeemed	(4,113,021)	(7,089,505)	(32,981,230)	(48,008,194)
Net increase (decrease)	2,797,820	(4,048,719)	$ 22,701,928	$ (27,305,106)
Institutional Class
Shares sold	6,984	18,483	$ 56,532	$ 132,098
Reinvestment of distributions	1,136	1,234	8,383	8,117
Shares redeemed	(31,601)	(36,776)	(249,818)	(254,320)
Net increase (decrease)	(23,481)	(17,059)	$ (184,903)	$ (114,105)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund and VIP FundsManager 60% Portfolio were the owners of record of approximately 25% and 14%, respectively, of the total outstanding shares of the Fund.

Mutual funds managed by FMR or its affiliates were owners of record, in the aggregate, of approximately 46% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 6, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.170	$0.014

Class T	12/09/13	12/06/13	$0.150	$0.014

Class B	12/09/13	12/06/13	$0.093	$0.014

Class C	12/09/13	12/06/13	$0.111	$0.014

A percentage of the dividends distributed during the fiscal year for the following fund may be taken into account as a dividend for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December 2012
Class A	82%
Class T	88%
Class B	100%
Class C	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.179	$0.0098

Class T	12/10/12	$0.168	$0.0098

Class B	12/10/12	$0.128	$0.0098

Class C	12/10/12	$0.145	$0.0098

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2011.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Institutional Class, and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AFIV-UANN-1213
1.827496.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Value

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
International Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Institutional Class	25.64%	11.71%	1.46%

A From May 18, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Institutional Class on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Alex Zavratsky, Portfolio Manager of Fidelity Advisor® International Value Fund: For the year, the fund's Institutional Class shares rose 25.64%, trailing the 27.95% gain of the benchmark MSCI® EAFE® Value Index. The fund performed relatively well through the first half of the reporting period when investors generally gravitated towards the high-quality, steady compounders I seek. However, performance took a turn during the second half - specifically in the third quarter - when investors became more bullish on the European recovery. Versus the index, it hurt to largely avoid Germany-based Daimler - the world's third-largest luxury automobile manufacturer. Daimler's stock rose 85% during the past year amid an improving economic environment in Europe. Daimler was not held at period end. By contrast, a non-index investment in Japan-based SoftBank was a winner. The Internet and telecom-services provider saw significant growth during the period. In June, SoftBank completed its protracted takeover of telecom giant Sprint, the U.S.'s third-largest mobile carrier, and sported two consecutive quarters of better-than-expected financial results in the second half of the period. Additionally, the firm stands to benefit from the planned initial public offering of Alibaba, China's - and the world's - biggest Internet retailer, which is about 37% owned by SoftBank.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.37%
Actual		$ 1,000.00	$ 1,066.70	$ 7.14
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class T	1.64%
Actual		$ 1,000.00	$ 1,065.60	$ 8.54
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class B	2.12%
Actual		$ 1,000.00	$ 1,062.70	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Class C	2.12%
Actual		$ 1,000.00	$ 1,061.80	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
International Value	1.03%
Actual		$ 1,000.00	$ 1,069.10	$ 5.37
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Institutional Class	1.03%
Actual		$ 1,000.00	$ 1,069.00	$ 5.37
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom 24.7%
Japan 19.0%
France 15.6%
Germany 9.1%
Australia 6.8%
Switzerland 5.7%
Netherlands 3.2%
Spain 3.1%
United States of America* 2.6%
Other 10.2%

* Includes short-term investments and net other assets (liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
United Kingdom 26.6%
Japan 19.2%
Germany 8.9%
Switzerland 8.6%
Australia 8.3%
France 7.8%
Singapore 3.3%
Spain 2.8%
Netherlands 2.4%
Other* 12.1%

* Includes short-term investments and net other assets (liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.9
Short-Term Investments and Net Other Assets (Liabilities)	1.8	2.1
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	3.7	3.6
Total SA (France, Oil, Gas & Consumable Fuels)	3.6	0.0
Sanofi SA (France, Pharmaceuticals)	3.4	3.7
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	3.4	3.2
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.6	4.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	2.3	2.4
Westpac Banking Corp. (Australia, Commercial Banks)	2.2	2.7
Sumitomo Mitsui Financial Group, Inc. (Japan, Commercial Banks)	2.2	2.5
BNP Paribas SA (France, Commercial Banks)	1.9	1.6
BASF AG (Germany, Chemicals)	1.9	0.5
	27.2
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.7	34.8
Health Care	10.7	12.1
Consumer Discretionary	10.2	8.6
Telecommunication Services	10.2	8.5
Industrials	9.2	6.3
Materials	7.1	6.0
Energy	6.9	7.7
Consumer Staples	6.3	6.2
Information Technology	3.3	2.3
Utilities	2.6	5.4

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 6.8%
Ansell Ltd.	47,969	$ 883,636
Australia & New Zealand Banking Group Ltd.	139,122	4,449,661
Telstra Corp. Ltd.	331,729	1,624,104
Transurban Group unit	143,240	961,221
Westfield Group unit	98,459	1,006,893
Westpac Banking Corp.	135,554	4,393,196
TOTAL AUSTRALIA		13,318,711
Bailiwick of Guernsey - 0.1%
Resolution Ltd.	43,079	246,866
Bailiwick of Jersey - 1.0%
Informa PLC	105,010	942,047
Wolseley PLC	18,760	1,010,982
TOTAL BAILIWICK OF JERSEY		1,953,029
Belgium - 1.3%
Anheuser-Busch InBev SA NV	7,400	767,112
KBC Groupe SA	16,551	902,256
UCB SA	11,800	775,759
TOTAL BELGIUM		2,445,127
Bermuda - 0.4%
Hongkong Land Holdings Ltd.	129,000	794,640
Denmark - 0.6%
A.P. Moller - Maersk A/S Series B	126	1,219,114
Finland - 1.4%
Nokia Corp. (a)	114,033	866,741
Sampo Oyj (A Shares)	40,034	1,896,487
TOTAL FINLAND		2,763,228
France - 15.6%
Arkema SA	10,899	1,237,419
Atos Origin SA	15,318	1,307,779
BNP Paribas SA	51,004	3,776,932
Cap Gemini SA	16,693	1,098,115
Carrefour SA	40,136	1,470,266
GDF Suez	78,307	1,949,933
Havas SA	106,875	890,392
Kering SA	4,642	1,054,753
Renault SA	16,119	1,411,838
Sanofi SA	61,770	6,586,117
Schneider Electric SA	7,135	601,112
Common Stocks - continued
	Shares	Value
France - continued
Total SA	114,528	$ 7,026,634
Vivendi SA	81,096	2,058,471
TOTAL FRANCE		30,469,761
Germany - 7.6%
Allianz SE	17,093	2,875,474
BASF AG	36,013	3,746,950
Bayer AG	18,190	2,260,807
Deutsche Post AG	53,459	1,809,155
Fresenius SE & Co. KGaA	8,300	1,078,812
HeidelbergCement Finance AG	13,939	1,098,825
Siemens AG	15,408	1,969,024
TOTAL GERMANY		14,839,047
Hong Kong - 0.9%
Hysan Development Co. Ltd.	210,000	981,878
Wing Hang Bank Ltd.	57,265	814,695
TOTAL HONG KONG		1,796,573
Italy - 0.2%
Unione di Banche Italiane ScpA	68,032	471,089
Japan - 19.0%
AEON Financial Service Co. Ltd.	13,400	411,517
AEON Mall Co. Ltd.	19,900	565,179
Air Water, Inc.	40,000	571,771
Astellas Pharma, Inc.	17,500	975,562
Daikin Industries Ltd.	13,900	799,714
DENSO Corp.	15,500	745,060
Dentsu, Inc.	20,900	789,648
East Japan Railway Co.	9,600	833,959
Hoya Corp.	53,200	1,275,702
Isuzu Motors Ltd.	124,000	772,220
Itochu Corp.	99,200	1,192,795
Japan Exchange Group, Inc.	23,800	553,306
Japan Tobacco, Inc.	43,400	1,570,372
JFE Holdings, Inc.	40,000	909,388
JTEKT Corp.	61,700	792,122
Kansai Electric Power Co., Inc. (a)	61,200	774,610
KDDI Corp.	32,300	1,749,255
Leopalace21 Corp. (a)	46,800	324,909
Mitsubishi Electric Corp.	95,000	1,044,237
MS&AD Insurance Group Holdings, Inc.	43,000	1,111,866
Common Stocks - continued
	Shares	Value
Japan - continued
Nippon Telegraph & Telephone Corp.	28,300	$ 1,471,043
Omron Corp.	21,900	835,731
ORIX Corp.	102,000	1,766,751
Santen Pharmaceutical Co. Ltd.	18,600	944,243
Seven & i Holdings Co., Ltd.	36,200	1,339,713
Seven Bank Ltd.	168,100	594,949
Shinsei Bank Ltd.	355,000	831,164
SoftBank Corp.	14,900	1,112,716
Sumitomo Corp.	82,000	1,067,091
Sumitomo Mitsui Financial Group, Inc.	89,100	4,306,728
Sumitomo Mitsui Trust Holdings, Inc.	287,000	1,417,518
Tokyo Tatemono Co. Ltd.	71,000	666,548
Toyota Motor Corp.	34,100	2,210,982
USS Co. Ltd.	54,100	792,267
TOTAL JAPAN		37,120,636
Netherlands - 3.2%
AEGON NV	77,771	618,815
ING Groep NV (Certificaten Van Aandelen) (a)	103,600	1,316,520
Koninklijke Philips Electronics NV	58,871	2,080,544
Royal DSM NV	16,756	1,269,248
Unilever NV (Certificaten Van Aandelen) (Bearer)	23,931	948,756
TOTAL NETHERLANDS		6,233,883
Norway - 1.1%
Telenor ASA	86,977	2,089,301
Singapore - 1.7%
Singapore Telecommunications Ltd.	604,000	1,837,965
United Overseas Bank Ltd.	89,480	1,501,178
TOTAL SINGAPORE		3,339,143
Spain - 3.1%
Amadeus IT Holding SA Class A	25,469	945,778
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	258,286	3,016,780
International Consolidated Airlines Group SA CDI (a)	131,800	735,211
Repsol YPF SA	51,172	1,374,290
TOTAL SPAIN		6,072,059
Sweden - 1.5%
Svenska Cellulosa AB (SCA) (B Shares)	36,665	1,041,097
Svenska Handelsbanken AB (A Shares)	40,733	1,845,543
TOTAL SWEDEN		2,886,640
Common Stocks - continued
	Shares	Value
Switzerland - 5.7%
Novartis AG	47,615	$ 3,695,999
Roche Holding AG (participation certificate)	5,519	1,527,936
Swiss Re Ltd.	25,690	2,256,564
Syngenta AG (Switzerland)	3,374	1,361,803
UBS AG (NY Shares)	119,658	2,316,579
TOTAL SWITZERLAND		11,158,881
United Kingdom - 24.7%
Barclays PLC	710,298	2,988,555
BHP Billiton PLC	103,607	3,197,156
British American Tobacco PLC (United Kingdom)	23,760	1,310,893
BT Group PLC	188,458	1,140,290
Bunzl PLC	57,725	1,274,500
Compass Group PLC	99,686	1,433,734
GlaxoSmithKline PLC sponsored ADR	18,675	982,865
HSBC Holdings PLC sponsored ADR	130,948	7,207,381
Imperial Tobacco Group PLC	54,799	2,046,369
ITV PLC	460,796	1,410,446
Kingfisher PLC	228,068	1,380,458
Legal & General Group PLC	607,012	2,105,211
National Grid PLC	188,558	2,369,563
Next PLC	11,900	1,038,931
Prudential PLC	89,236	1,824,944
Reed Elsevier PLC	111,611	1,564,085
Rolls-Royce Group PLC	42,200	778,130
Royal Dutch Shell PLC Class A sponsored ADR	77,296	5,152,551
Taylor Wimpey PLC	405,828	717,076
Tesco PLC	320,338	1,870,640
Vodafone Group PLC sponsored ADR	177,808	6,546,891
TOTAL UNITED KINGDOM		48,340,669
United States of America - 0.8%
AbbVie, Inc.	23,011	1,114,883
Cabot Corp.	11,470	534,617
TOTAL UNITED STATES OF AMERICA		1,649,500
TOTAL COMMON STOCKS (Cost $164,698,583)		189,207,897
Nonconvertible Preferred Stocks - 1.5%
	Shares	Value
Germany - 1.5%
Volkswagen AG (Cost $2,345,243)	11,381	$ 2,892,718
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.09% (b) (Cost $3,487,195)	3,487,195	3,487,195
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $170,531,021)		195,587,810
NET OTHER ASSETS (LIABILITIES) - 0.0%		77,461
NET ASSETS - 100%		$ 195,665,271
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,240
Fidelity Securities Lending Cash Central Fund	158,210
Total	$ 160,450
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 20,046,655	$ 14,736,478	$ 5,310,177	$ -
Consumer Staples	12,365,218	6,428,372	5,936,846	-
Energy	13,553,475	6,526,841	7,026,634	-
Financials	62,158,572	42,859,303	19,299,269	-
Health Care	20,826,619	8,624,698	12,201,921	-
Industrials	18,168,911	8,389,425	9,779,486	-
Information Technology	6,329,846	3,351,672	2,978,174	-
Materials	13,927,177	7,887,059	6,040,118	-
Telecommunication Services	19,630,036	14,156,732	5,473,304	-
Utilities	5,094,106	1,949,933	3,144,173	-
Money Market Funds	3,487,195	3,487,195	-	-
Total Investments in Securities:	$ 195,587,810	$ 118,397,708	$ 77,190,102	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 11,626,467
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $167,043,826)	$ 192,100,615
Fidelity Central Funds (cost $3,487,195)	3,487,195
Total Investments (cost $170,531,021)		$ 195,587,810
Receivable for investments sold		945,289
Receivable for fund shares sold		73,339
Dividends receivable		654,419
Distributions receivable from Fidelity Central Funds		351
Prepaid expenses		630
Other receivables		10,543
Total assets		197,272,381

Liabilities
Payable for investments purchased	$ 1,230,443
Payable for fund shares redeemed	157,688
Accrued management fee	94,900
Distribution and service plan fees payable	6,010
Other affiliated payables	40,392
Other payables and accrued expenses	77,677
Total liabilities		1,607,110

Net Assets		$ 195,665,271
Net Assets consist of:
Paid in capital		$ 282,926,219
Undistributed net investment income		3,680,675
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(116,002,753)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,061,130
Net Assets		$ 195,665,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,190,531 ÷ 690,803 shares)	$ 8.96

Maximum offering price per share (100/94.25 of $8.96)	$ 9.51
Class T: Net Asset Value and redemption price per share ($3,757,790 ÷ 420,208 shares)	$ 8.94

Maximum offering price per share (100/96.50 of $8.94)	$ 9.26
Class B: Net Asset Value and offering price per share ($678,055 ÷ 75,490 shares)A	$ 8.98

Class C: Net Asset Value and offering price per share ($3,231,305 ÷ 361,660 shares)A	$ 8.93

International Value: Net Asset Value, offering price and redemption price per share ($181,568,150 ÷ 20,236,094 shares)	$ 8.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($239,440 ÷ 26,656 shares)	$ 8.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 5,981,397
Income from Fidelity Central Funds		160,450
Income before foreign taxes withheld		6,141,847
Less foreign taxes withheld		(388,783)
Total income		5,753,064

Expenses
Management fee Basic fee	$ 1,176,503
Performance adjustment	(93,277)
Transfer agent fees	370,369
Distribution and service plan fees	62,780
Accounting and security lending fees	87,132
Custodian fees and expenses	93,872
Independent trustees' compensation	929
Registration fees	74,322
Audit	62,420
Legal	395
Miscellaneous	1,091
Total expenses before reductions	1,836,536
Expense reductions	(47,772)	1,788,764
Net investment income (loss)		3,964,300
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,459,633
Foreign currency transactions	(62,042)
Total net realized gain (loss)		9,397,591
Change in net unrealized appreciation (depreciation) on: Investment securities	23,778,218
Assets and liabilities in foreign currencies	13,304
Total change in net unrealized appreciation (depreciation)		23,791,522
Net gain (loss)		33,189,113
Net increase (decrease) in net assets resulting from operations		$ 37,153,413

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,964,300	$ 4,504,170
Net realized gain (loss)	9,397,591	(6,022,570)
Change in net unrealized appreciation (depreciation)	23,791,522	12,827,702
Net increase (decrease) in net assets resulting from operations	37,153,413	11,309,302
Distributions to shareholders from net investment income	(4,120,600)	(5,463,877)
Distributions to shareholders from net realized gain	(786,952)	-
Total distributions	(4,907,552)	(5,463,877)
Share transactions - net increase (decrease)	23,938,130	(27,953,937)
Redemption fees	3,144	2,109
Total increase (decrease) in net assets	56,187,135	(22,106,403)

Net Assets
Beginning of period	139,478,136	161,584,539
End of period (including undistributed net investment income of $3,680,675 and undistributed net investment income of $3,836,975, respectively)	$ 195,665,271	$ 139,478,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.39	$ 7.02	$ 8.22	$ 7.75	$ 5.93
Income from Investment Operations
Net investment income (loss) C	.17	.20	.22	.15	.12
Net realized and unrealized gain (loss)	1.64	.39	(1.19)	.44	1.78
Total from investment operations	1.81	.59	(.97)	.59	1.90
Distributions from net investment income	(.20)	(.22)	(.19)	(.11)	(.08)
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.24)	(.22)	(.23) H	(.12)	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.96	$ 7.39	$ 7.02	$ 8.22	$ 7.75
Total Return A, B	25.24%	8.82%	(12.19)%	7.60%	32.71%
Ratios to Average Net Assets D, F
Expenses before reductions	1.39%	1.44%	1.36%	1.40%	1.34%
Expenses net of fee waivers, if any	1.39%	1.44%	1.36%	1.40%	1.34%
Expenses net of all reductions	1.36%	1.41%	1.34%	1.38%	1.32%
Net investment income (loss)	2.08%	2.85%	2.79%	1.93%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,191	$ 4,491	$ 4,668	$ 4,699	$ 4,456
Portfolio turnover rate E	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.38	$ 7.00	$ 8.20	$ 7.73	$ 5.91
Income from Investment Operations
Net investment income (loss) C	.15	.18	.20	.13	.10
Net realized and unrealized gain (loss)	1.64	.40	(1.19)	.44	1.77
Total from investment operations	1.79	.58	(.99)	.57	1.87
Distributions from net investment income	(.19)	(.20)	(.17)	(.09)	(.05)
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.23)	(.20)	(.21) H	(.10)	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.94	$ 7.38	$ 7.00	$ 8.20	$ 7.73
Total Return A, B	24.86%	8.60%	(12.42)%	7.32%	32.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.66%	1.71%	1.63%	1.67%	1.60%
Expenses net of fee waivers, if any	1.65%	1.70%	1.62%	1.67%	1.60%
Expenses net of all reductions	1.63%	1.67%	1.60%	1.65%	1.59%
Net investment income (loss)	1.81%	2.58%	2.52%	1.65%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,758	$ 2,693	$ 2,468	$ 2,276	$ 2,395
Portfolio turnover rate E	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.39	$ 7.00	$ 8.20	$ 7.74	$ 5.88
Income from Investment Operations
Net investment income (loss) C	.11	.14	.17	.09	.07
Net realized and unrealized gain (loss)	1.65	.41	(1.20)	.44	1.79
Total from investment operations	1.76	.55	(1.03)	.53	1.86
Distributions from net investment income	(.13)	(.16)	(.13)	(.06)	-
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.17)	(.16)	(.17) H	(.07)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.98	$ 7.39	$ 7.00	$ 8.20	$ 7.74
Total Return A, B	24.30%	8.07%	(12.88)%	6.82%	31.63%
Ratios to Average Net Assets D, F
Expenses before reductions	2.14%	2.19%	2.11%	2.15%	2.08%
Expenses net of fee waivers, if any	2.14%	2.19%	2.11%	2.15%	2.08%
Expenses net of all reductions	2.11%	2.16%	2.09%	2.13%	2.07%
Net investment income (loss)	1.32%	2.09%	2.04%	1.18%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 678	$ 691	$ 901	$ 1,216	$ 1,076
Portfolio turnover rate E	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.38	$ 7.00	$ 8.20	$ 7.73	$ 5.88
Income from Investment Operations
Net investment income (loss) C	.11	.14	.16	.09	.07
Net realized and unrealized gain (loss)	1.63	.41	(1.19)	.44	1.78
Total from investment operations	1.74	.55	(1.03)	.53	1.85
Distributions from net investment income	(.15)	(.17)	(.14)	(.05)	-
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.19)	(.17)	(.17)	(.06)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.93	$ 7.38	$ 7.00	$ 8.20	$ 7.73
Total Return A, B	24.17%	8.12%	(12.84)%	6.84%	31.46%
Ratios to Average Net Assets D, F
Expenses before reductions	2.14%	2.19%	2.12%	2.15%	2.08%
Expenses net of fee waivers, if any	2.14%	2.19%	2.11%	2.15%	2.08%
Expenses net of all reductions	2.11%	2.16%	2.09%	2.13%	2.06%
Net investment income (loss)	1.33%	2.09%	2.04%	1.18%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,231	$ 2,249	$ 2,108	$ 2,123	$ 2,108
Portfolio turnover rate E	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.40	$ 7.03	$ 8.23	$ 7.75	$ 5.95
Income from Investment Operations
Net investment income (loss) B	.19	.22	.25	.17	.13
Net realized and unrealized gain (loss)	1.65	.40	(1.20)	.44	1.78
Total from investment operations	1.84	.62	(.95)	.61	1.91
Distributions from net investment income	(.22)	(.25)	(.22)	(.13)	(.11)
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.27) H	(.25)	(.25)	(.13) G	(.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.97	$ 7.40	$ 7.03	$ 8.23	$ 7.75
Total Return A	25.57%	9.19%	(11.91)%	7.95%	33.09%
Ratios to Average Net Assets C, E
Expenses before reductions	1.05%	1.13%	1.04%	1.09%	1.07%
Expenses net of fee waivers, if any	1.05%	1.13%	1.03%	1.09%	1.07%
Expenses net of all reductions	1.02%	1.10%	1.01%	1.08%	1.06%
Net investment income (loss)	2.41%	3.16%	3.11%	2.23%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 181,568	$ 128,983	$ 150,967	$ 163,090	$ 180,447
Portfolio turnover rate D	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.41	$ 7.04	$ 8.24	$ 7.76	$ 5.96
Income from Investment Operations
Net investment income (loss) B	.19	.22	.25	.18	.14
Net realized and unrealized gain (loss)	1.65	.40	(1.19)	.44	1.78
Total from investment operations	1.84	.62	(.94)	.62	1.92
Distributions from net investment income	(.23)	(.25)	(.22)	(.14)	(.12)
Distributions from net realized gain	(.04)	-	(.03)	(.01)	-
Total distributions	(.27)	(.25)	(.26) H	(.14) G	(.12)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.98	$ 7.41	$ 7.04	$ 8.24	$ 7.76
Total Return A	25.64%	9.22%	(11.83)%	8.05%	33.06%
Ratios to Average Net Assets C, E
Expenses before reductions	1.07%	1.10%	.98%	.98%	.93%
Expenses net of fee waivers, if any	1.07%	1.10%	.98%	.98%	.93%
Expenses net of all reductions	1.04%	1.07%	.96%	.97%	.92%
Net investment income (loss)	2.39%	3.18%	3.17%	2.34%	2.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 239	$ 372	$ 473	$ 519	$ 814
Portfolio turnover rate D	79%	74%	83%	43%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 28,874,674
Gross unrealized depreciation	(4,985,981)
Net unrealized appreciation (depreciation) on securities and other investments	$ 23,888,693

Tax Cost	$ 171,699,117

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,934,281
Capital loss carryforward	$ (115,088,265)
Net unrealized appreciation (depreciation)	$ 23,893,034

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (14,771,177)
2017	(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total with expiration	$ (115,088,265)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 4,907,552	$ 5,463,877

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $150,085,429 and $129,207,208, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 13,148	$ 2,395
Class T	.25%	.25%	15,589	2,306
Class B	.75%	.25%	6,888	5,482
Class C	.75%	.25%	27,155	8,369
			$ 62,780	$ 18,552

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,932
Class T	1,030
Class B*	1,552
Class C*	514
$ 7,028

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,780.30
Class T	9,962.32
Class B	2,081.30
Class C	8,174.30
International Value	333,690.21
Institutional Class	682.23
	$ 370,369

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $199 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $349 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $158,210. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $47,222 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $550.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 121,166	$ 143,989
Class T	67,016	67,838
Class B	11,860	19,758
Class C	47,865	50,970
International Value	3,862,005	5,163,324
Institutional Class	10,688	17,998
Total	$ 4,120,600	$ 5,463,877
From net realized gain
Class A	$ 25,318	$ -
Class T	15,214	-
Class B	3,861	-
Class C	13,226	-
International Value	727,373	-
Institutional Class	1,960	-
Total	$ 786,952	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	221,312	186,877	$ 1,773,149	$ 1,294,428
Reinvestment of distributions	17,344	19,578	128,001	128,823
Shares redeemed	(155,517)	(263,913)	(1,235,132)	(1,814,670)
Net increase (decrease)	83,139	(57,458)	$ 666,018	$ (391,419)
Class T
Shares sold	91,084	87,833	$ 741,140	$ 599,355
Reinvestment of distributions	11,018	10,069	81,425	66,355
Shares redeemed	(46,826)	(85,446)	(371,734)	(585,214)
Net increase (decrease)	55,276	12,456	$ 450,831	$ 80,496

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class B
Shares sold	6,334	2,850	$ 51,789	$ 19,157
Reinvestment of distributions	1,746	2,474	13,011	16,400
Shares redeemed	(26,098)	(40,532)	(212,223)	(279,913)
Net increase (decrease)	(18,018)	(35,208)	$ (147,423)	$ (244,356)
Class C
Shares sold	93,011	72,761	$ 748,735	$ 498,768
Reinvestment of distributions	7,487	6,699	55,475	44,283
Shares redeemed	(43,711)	(75,717)	(352,531)	(522,498)
Net increase (decrease)	56,787	3,743	$ 451,679	$ 20,553
International Value
Shares sold	6,308,136	2,278,492	$ 51,241,221	$ 15,694,819
Reinvestment of distributions	602,705	762,294	4,441,937	5,008,269
Shares redeemed	(4,113,021)	(7,089,505)	(32,981,230)	(48,008,194)
Net increase (decrease)	2,797,820	(4,048,719)	$ 22,701,928	$ (27,305,106)
Institutional Class
Shares sold	6,984	18,483	$ 56,532	$ 132,098
Reinvestment of distributions	1,136	1,234	8,383	8,117
Shares redeemed	(31,601)	(36,776)	(249,818)	(254,320)
Net increase (decrease)	(23,481)	(17,059)	$ (184,903)	$ (114,105)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund and VIP FundsManager 60% Portfolio were the owners of record of approximately 25% and 14%, respectively, of the total outstanding shares of the Fund.

Mutual funds managed by FMR or its affiliates were owners of record, in the aggregate, of approximately 46% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 6, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.191	$0.014

Institutional Class designates 74% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/12	$0.199	$0.0098

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2011.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Institutional Class, and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AFIVI-UANN-1213
1.827488.107

Fidelity®

Total International Equity
Fund

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity® Total International Equity Fund	19.48%	13.86%	-1.02%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Jed Weiss, Co-Portfolio Manager of Fidelity® Total International Equity Fund: For the year, the fund's Retail Class shares gained 19.48%, trailing the 20.42% advance the MSCI® ACWI® (All Country World Index) ex USA Index. On a relative basis, the fund was hurt the most by disappointing stock selection in Europe ex U.K. On the positive side, the fund's investments in U.S.-based companies proved helpful, as did a big underweighting in poor-performing Canada. On an individual basis, the biggest relative detractor was Japanese automaker Toyota Motor, a strong-performing benchmark component we mostly avoided. Instead, we opted to hold DENSO, a Japanese auto-parts supplier, and its relative contribution offset some of the negative impact from our Toyota underweighting. Several of the fund's notable detractors were emerging-markets stocks, including South Africa-based gold miner AngloGold Ashanti - which we sold in May - and China Food, an out-of-index bottler of Coca-Cola beverages in China, as well as a distributor of wine. On the positive side, Dutch semiconductor company ASML Holding, a dominant player in the market for lithography, was a strong relative contributor, as was Sands China, a Hong Kong-listed casino operator.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.45%
Actual		$ 1,000.00	$ 1,048.20	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,047.90	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.19%
Actual		$ 1,000.00	$ 1,044.00	$ 11.28
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Class C	2.20%
Actual		$ 1,000.00	$ 1,045.50	$ 11.34
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Total International Equity	1.10%
Actual		$ 1,000.00	$ 1,050.70	$ 5.69
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,050.90	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom 16.7%
Japan 14.4%
United States of America* 7.3%
France 7.1%
Switzerland 6.8%
Germany 5.2%
Australia 3.8%
India 3.0%
Korea (South) 2.7%
Other 33.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of April 30, 2013
United Kingdom 17.0%
Japan 12.6%
United States of America* 7.8%
Switzerland 6.9%
Germany 4.6%
Australia 4.5%
France 4.3%
Taiwan 3.9%
India 3.1%
Other 35.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	97.7
Short-Term Investments and Net Other Assets (Liabilities)	1.6	2.3
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	1.6	1.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.5	1.3
Sanofi SA (France, Pharmaceuticals)	1.5	1.6
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.4	1.2
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.3	1.4
Total SA (France, Oil, Gas & Consumable Fuels)	1.3	0.0
UBS AG (NY Shares) (Switzerland, Capital Markets)	1.3	1.0
DENSO Corp. (Japan, Auto Components)	1.2	1.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.2	1.2
Novartis AG (Switzerland, Pharmaceuticals)	1.1	1.1
	13.4
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.3	22.5
Consumer Staples	13.8	14.8
Consumer Discretionary	13.2	11.9
Industrials	12.9	12.6
Health Care	9.3	9.3
Materials	6.3	7.6
Telecommunication Services	5.9	4.4
Information Technology	5.9	6.3
Energy	4.5	5.1
Utilities	2.3	3.2

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 3.8%
Ansell Ltd.	31,550	$ 581,182
Australia & New Zealand Banking Group Ltd.	89,158	2,851,618
Coca-Cola Amatil Ltd.	85,155	1,038,247
CSL Ltd.	33,066	2,172,037
Imdex Ltd.	41,667	28,355
Ramsay Health Care Ltd.	2,307	84,602
RCG Corp. Ltd.	60,000	41,965
Sydney Airport unit	173,635	687,626
Telstra Corp. Ltd.	217,906	1,066,841
Transurban Group unit	170,303	1,142,829
Westfield Group unit	64,761	662,280
Westpac Banking Corp.	89,139	2,888,923
TOTAL AUSTRALIA		13,246,505
Austria - 0.5%
Andritz AG	24,961	1,537,626
Zumtobel AG	3,700	66,137
TOTAL AUSTRIA		1,603,763
Bailiwick of Guernsey - 0.0%
Resolution Ltd.	28,414	162,828
Bailiwick of Jersey - 0.6%
Informa PLC	157,001	1,408,460
Wolseley PLC	12,400	668,239
TOTAL BAILIWICK OF JERSEY		2,076,699
Belgium - 2.3%
Anheuser-Busch InBev SA NV	47,671	4,941,754
Gimv NV	1,919	97,186
KBC Ancora (a)	3,381	110,127
KBC Groupe SA	29,097	1,586,184
UCB SA	7,688	505,426
Umicore SA	17,794	848,855
TOTAL BELGIUM		8,089,532
Bermuda - 1.9%
China Foods Ltd.	1,106,000	502,144
Credicorp Ltd.	7,500	1,024,500
Dairy Farm International Holdings Ltd.	45,900	520,047
Hongkong Land Holdings Ltd.	87,000	535,920
Lazard Ltd. Class A	15,900	614,535
Li & Fung Ltd.	342,000	483,467
Common Stocks - continued
	Shares	Value
Bermuda - continued
Shangri-La Asia Ltd.	414,000	$ 758,261
Texwinca Holdings Ltd.	806,000	824,401
Trinity Ltd.	930,000	347,865
Yue Yuen Industrial (Holdings) Ltd.	339,000	931,343
TOTAL BERMUDA		6,542,483
Brazil - 2.2%
Arezzo Industria e Comercio SA	2,500	37,385
Banco Bradesco SA	77,610	1,244,074
BM&F Bovespa SA	150,900	850,758
BTG Pactual Participations Ltd. unit	47,700	638,143
Companhia de Bebidas das Americas (AmBev)	300	11,175
Fleury SA	67,700	524,326
Hypermarcas SA	84,400	736,550
Iguatemi Empresa de Shopping Centers SA	50,500	580,473
Souza Cruz SA	61,400	664,102
Telefonica Brasil SA	28,500	561,553
Terna Participacoes SA unit	51,600	500,982
Tractebel Energia SA	46,900	797,648
Weg SA	48,000	623,516
TOTAL BRAZIL		7,770,685
British Virgin Islands - 0.0%
Gem Diamonds Ltd. (a)	18,923	48,394
Canada - 0.1%
Pason Systems, Inc.	6,400	133,015
ShawCor Ltd. Class A	1,500	63,056
TAG Oil Ltd. (a)(c)	9,800	39,852
TOTAL CANADA		235,923
Cayman Islands - 1.6%
Ginko International Co. Ltd.	20,000	381,179
Gourmet Master Co. Ltd.	96,000	639,239
Hengan International Group Co. Ltd.	50,000	612,344
Lifestyle International Holdings Ltd.	51,000	111,170
Sands China Ltd.	281,400	1,999,889
SITC International Holdings Co. Ltd.	1,087,000	459,868
Wynn Macau Ltd.	355,200	1,362,982
TOTAL CAYMAN ISLANDS		5,566,671
Chile - 1.5%
Cencosud SA	175,326	715,303
Common Stocks - continued
	Shares	Value
Chile - continued
Compania Cervecerias Unidas SA sponsored ADR	35,855	$ 956,970
Embotelladora Andina SA sponsored ADR	18,000	615,600
Empresa Nacional de Telecomunicaciones SA (ENTEL)	46,696	718,603
Inversiones Aguas Metropolitanas SA	254,947	472,815
Parque Arauco SA	285,766	551,728
Quinenco SA	275,436	736,647
Quinenco SA rights 11/5/13 (a)	65,950	25,749
Sociedad Matriz SAAM SA	5,792,804	582,277
TOTAL CHILE		5,375,692
China - 0.7%
China Communications Services Corp. Ltd. (H Shares)	790,000	484,006
China Pacific Insurance Group Co. Ltd. (H Shares)	185,800	671,018
China Telecom Corp. Ltd. (H Shares)	1,202,000	627,871
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	536,000	503,299
TOTAL CHINA		2,286,194
Denmark - 0.9%
A.P. Moller - Maersk A/S Series B	81	783,716
Jyske Bank A/S (Reg.) (a)	1,654	93,370
Novo Nordisk A/S Series B sponsored ADR	14,000	2,333,380
Spar Nord Bank A/S (a)	11,331	101,073
TOTAL DENMARK		3,311,539
Finland - 1.0%
Nokia Corp. (a)	77,916	592,223
Nokian Tyres PLC	29,458	1,490,673
Sampo Oyj (A Shares)	26,099	1,236,359
Tikkurila Oyj	3,580	92,792
TOTAL FINLAND		3,412,047
France - 7.1%
Arkema SA	7,278	826,308
Atos Origin SA	10,134	865,193
BNP Paribas SA	33,579	2,486,582
Cap Gemini SA	11,002	723,744
Carrefour SA	26,773	980,751
Danone SA	18,480	1,370,482
GDF Suez	51,369	1,279,146
Havas SA	70,377	586,322
Kering SA	3,113	707,334
Laurent-Perrier Group SA	859	80,254
Remy Cointreau SA	6,481	639,553
Common Stocks - continued
	Shares	Value
France - continued
Renault SA	10,870	$ 952,086
Safran SA	21,914	1,400,657
Saft Groupe SA	2,521	80,027
Sanofi SA	49,051	5,229,976
Schneider Electric SA	4,741	399,422
Total SA	74,087	4,545,458
Vetoquinol SA	1,500	59,714
Virbac SA	410	82,472
Vivendi SA	52,852	1,341,550
TOTAL FRANCE		24,637,031
Germany - 4.6%
Allianz SE	11,227	1,888,665
alstria office REIT-AG	2,900	36,768
BASF AG	23,711	2,466,996
Bayer AG	25,993	3,230,629
Bilfinger Berger AG	1,120	124,346
CompuGROUP Holding AG	4,546	118,478
CTS Eventim AG	4,483	218,820
Deutsche Bank AG	10,780	520,988
Deutsche Bank AG (NY Shares)	300	14,496
Deutsche Post AG	34,917	1,181,658
Fielmann AG	1,079	120,717
Fresenius SE & Co. KGaA	5,500	714,876
HeidelbergCement Finance AG	9,123	719,175
Linde AG	14,649	2,783,561
Siemens AG	10,138	1,295,558
Siemens AG sponsored ADR	4,769	610,480
TOTAL GERMANY		16,046,211
Greece - 0.0%
Titan Cement Co. SA (Reg.) (a)	3,444	93,989
Hong Kong - 1.4%
China Insurance International Holdings Co. Ltd. (a)	717,800	1,120,261
Dah Chong Hong Holdings Ltd.	630,000	534,683
Hang Lung Properties Ltd.	261,000	860,125
HKT Trust / HKT Ltd. unit	641,000	594,452
Hysan Development Co. Ltd.	140,000	654,585
Lenovo Group Ltd.	628,000	672,307
Wing Hang Bank Ltd.	37,562	534,385
TOTAL HONG KONG		4,970,798
Common Stocks - continued
	Shares	Value
Hungary - 0.2%
Richter Gedeon PLC	38,800	$ 737,790
India - 3.0%
Bank of Baroda	49,621	517,677
Cipla Ltd.	86,552	580,347
Container Corp. of India Ltd.	44,711	549,201
Grasim Industries Ltd.	15,533	730,141
Housing Development Finance Corp. Ltd.	120,022	1,665,338
IDFC Ltd.	457,281	784,718
Infosys Ltd.	23,850	1,271,037
Jyothy Laboratories Ltd. (a)	32,119	96,580
Kotak Mahindra Bank Ltd.	54,534	665,879
Larsen & Toubro Ltd.	62,294	984,286
NTPC Ltd.	524,093	1,268,049
Prestige Estates Projects Ltd. (a)	272,850	633,377
Punjab National Bank	57,188	530,472
TOTAL INDIA		10,277,102
Indonesia - 0.5%
PT Bank Rakyat Indonesia Tbk	821,000	575,371
PT Semen Gresik (Persero) Tbk	438,500	558,212
PT Wijaya Karya Persero Tbk	3,288,500	560,114
TOTAL INDONESIA		1,693,697
Ireland - 0.7%
CRH PLC sponsored ADR	39,729	972,566
FBD Holdings PLC	5,372	115,972
James Hardie Industries PLC:
CDI	8,082	83,491
sponsored ADR	24,355	1,268,408
TOTAL IRELAND		2,440,437
Israel - 0.2%
Azrieli Group	14,096	453,311
Ituran Location & Control Ltd.	2,761	50,526
Strauss Group Ltd.	2,359	41,664
TOTAL ISRAEL		545,501
Italy - 0.5%
Azimut Holding SpA	8,114	206,124
Beni Stabili SpA SIIQ	145,810	100,175
Interpump Group SpA	53,591	596,658
Common Stocks - continued
	Shares	Value
Italy - continued
Prada SpA	68,900	$ 671,848
Unione di Banche Italiane ScpA	44,737	309,782
TOTAL ITALY		1,884,587
Japan - 14.4%
AEON Financial Service Co. Ltd.	8,800	270,250
AEON Mall Co. Ltd.	36,130	1,026,127
Air Water, Inc.	29,500	421,681
Anicom Holdings, Inc. (a)	2,500	29,626
Aozora Bank Ltd.	243,000	706,409
ARNEST ONE Corp.	2,300	63,061
Artnature, Inc.	4,000	85,376
Asahi Co. Ltd.	4,000	67,805
Astellas Pharma, Inc.	11,700	652,233
Autobacs Seven Co. Ltd.	27,400	399,505
Azbil Corp.	4,200	101,197
Coca-Cola Central Japan Co. Ltd.	3,800	67,300
Cosmos Pharmaceutical Corp.	700	85,281
Daikin Industries Ltd.	9,300	535,061
Daikokutenbussan Co. Ltd.	5,000	150,040
DENSO Corp.	88,900	4,273,282
Dentsu, Inc.	14,400	544,064
East Japan Railway Co.	10,400	903,455
Fanuc Corp.	6,800	1,090,772
Fast Retailing Co. Ltd.	3,900	1,312,786
FCC Co. Ltd.	6,800	155,345
GCA Savvian Group Corp.	4,700	51,811
Glory Ltd.	2,000	49,594
Goldcrest Co. Ltd.	6,260	167,479
Hajime Construction Co. Ltd.	400	27,581
Harmonic Drive Systems, Inc.	3,000	64,584
Hoya Corp.	35,500	851,268
Isuzu Motors Ltd.	82,000	510,662
Itochu Corp.	66,200	795,999
Iwatsuka Confectionary Co. Ltd.	1,200	61,891
Japan Exchange Group, Inc.	15,600	362,671
Japan Tobacco, Inc.	66,500	2,406,215
JFE Holdings, Inc.	26,300	597,922
JTEKT Corp.	41,200	528,937
Kamigumi Co. Ltd.	6,000	52,190
Kansai Electric Power Co., Inc. (a)	40,900	517,672
KDDI Corp.	21,200	1,148,118
Common Stocks - continued
	Shares	Value
Japan - continued
Keyence Corp.	5,921	$ 2,537,681
Kobayashi Pharmaceutical Co. Ltd.	1,600	89,586
Kyoto Kimono Yuzen Co. Ltd.	2,800	29,424
Lasertec Corp. (a)	5,500	56,820
Leopalace21 Corp. (a)	31,800	220,772
Meiko Network Japan Co. Ltd.	2,700	31,169
Miraial Co. Ltd.	2,400	38,930
Mitsubishi Electric Corp.	62,000	681,502
Mitsui Fudosan Co. Ltd.	59,000	1,954,428
MS&AD Insurance Group Holdings, Inc.	29,400	760,206
Nabtesco Corp.	3,000	73,223
Nagaileben Co. Ltd.	5,100	84,161
ND Software Co. Ltd.	2,000	35,876
Nihon M&A Center, Inc.	2,300	177,389
Nihon Parkerizing Co. Ltd.	7,000	136,745
Nippon Seiki Co. Ltd.	7,000	114,127
Nippon Telegraph & Telephone Corp.	18,600	966,834
Nomura Holdings, Inc.	44,400	327,984
NS Tool Co. Ltd.	1,900	32,362
Obic Co. Ltd.	3,800	119,330
Omron Corp.	14,600	557,154
ORIX Corp.	67,100	1,162,245
OSG Corp.	10,200	165,002
Santen Pharmaceutical Co. Ltd.	12,800	649,801
Seven & i Holdings Co., Ltd.	24,100	891,908
Seven Bank Ltd.	339,600	1,201,931
Shinsei Bank Ltd.	552,000	1,292,401
SHO-BOND Holdings Co. Ltd.	17,200	805,430
Shoei Co. Ltd.	5,900	55,432
SoftBank Corp.	39,800	2,972,221
Software Service, Inc.	1,000	37,598
Sumitomo Corp.	54,800	713,129
Sumitomo Mitsui Financial Group, Inc.	57,200	2,764,813
Sumitomo Mitsui Trust Holdings, Inc.	192,000	948,305
Techno Medica Co. Ltd.	1,800	39,199
The Nippon Synthetic Chemical Industry Co. Ltd.	11,000	106,054
Tocalo Co. Ltd.	2,800	45,843
Tokyo Tatemono Co. Ltd.	47,000	441,236
Toyota Motor Corp.	22,000	1,426,440
Tsutsumi Jewelry Co. Ltd.	2,000	48,731
Unicharm Corp.	11,400	732,210
USS Co. Ltd.	163,500	2,394,375
Common Stocks - continued
	Shares	Value
Japan - continued
Workman Co. Ltd.	2,000	$ 78,379
Yamato Kogyo Co. Ltd.	25,500	945,137
TOTAL JAPAN		50,078,773
Korea (South) - 2.7%
Coway Co. Ltd.	2,497	142,581
E-Mart Co. Ltd.	5,451	1,304,607
Kiwoom Securities Co. Ltd.	13,501	707,311
Korea Electric Power Corp. (a)	32,950	879,523
Korea Plant Service & Engineering Co. Ltd.	18,239	924,598
KT Corp.	25,930	856,618
LG Corp.	17,494	1,033,538
LG Household & Health Care Ltd.	1,560	809,927
NICE Holdings Co. Ltd.	5,000	61,011
NICE Information Service Co. Ltd.	12,000	34,600
Samsung Fire & Marine Insurance Co. Ltd.	3,292	769,275
Shinhan Financial Group Co. Ltd.	30,630	1,334,912
TK Corp. (a)	27,242	553,167
TOTAL KOREA (SOUTH)		9,411,668
Luxembourg - 0.3%
Millicom International Cellular SA (depository receipt)	10,000	922,061
Malaysia - 0.4%
Axiata Group Bhd	104,300	227,005
Public Bank Bhd	71,500	414,526
YTL Corp. Bhd	1,298,600	678,818
TOTAL MALAYSIA		1,320,349
Mexico - 0.9%
Bolsa Mexicana de Valores S.A.B. de CV	221,300	527,500
Consorcio ARA S.A.B. de CV (a)	1,492,555	583,420
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	12,233	1,141,339
Grupo Televisa SA de CV	162,300	991,420
TOTAL MEXICO		3,243,679
Netherlands - 2.0%
Aalberts Industries NV	7,600	227,429
AEGON NV	51,215	407,512
ASM International NV (depositary receipt)	1,950	64,389
ASML Holding NV	12,776	1,209,121
Heijmans NV (Certificaten Van Aandelen)	8,481	112,836
ING Groep NV (Certificaten Van Aandelen) (a)	148,405	1,885,890
Common Stocks - continued
	Shares	Value
Netherlands - continued
Koninklijke Philips Electronics NV	38,309	$ 1,353,868
Royal DSM NV	11,256	852,629
Unilever NV (Certificaten Van Aandelen) (Bearer)	16,000	634,328
VastNed Retail NV	2,215	102,418
TOTAL NETHERLANDS		6,850,420
Nigeria - 0.1%
Guaranty Trust Bank PLC	3,130,003	498,672
Norway - 0.4%
Telenor ASA	56,208	1,350,189
Philippines - 0.4%
Jollibee Food Corp.	14,560	59,770
Security Bank Corp.	165,970	533,838
SM Investments Corp.	32,910	651,879
TOTAL PHILIPPINES		1,245,487
Poland - 0.2%
Warsaw Stock Exchange	49,938	723,046
Portugal - 0.5%
Jeronimo Martins SGPS SA	98,869	1,826,998
Russia - 0.1%
Moscow Exchange MICEX-RTS OAO	184,700	352,747
Singapore - 0.8%
Ezion Holdings Ltd.	269,000	485,075
Singapore Telecommunications Ltd.	394,000	1,198,937
United Overseas Bank Ltd.	58,746	985,563
TOTAL SINGAPORE		2,669,575
South Africa - 2.3%
African Bank Investments Ltd.	410,106	694,489
Bidvest Group Ltd.	31,600	842,698
Clicks Group Ltd.	118,211	736,556
Nampak Ltd.	25,130	83,110
Naspers Ltd. Class N	9,700	907,314
Remgro Ltd.	31,700	645,447
Sasol Ltd.	18,500	945,310
Shoprite Holdings Ltd.	48,300	884,327
Standard Bank Group Ltd.	83,671	1,062,854
Tiger Brands Ltd.	35,300	1,034,447
TOTAL SOUTH AFRICA		7,836,552
Common Stocks - continued
	Shares	Value
Spain - 1.9%
Amadeus IT Holding SA Class A	17,157	$ 637,116
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	169,876	1,984,152
Grifols SA	1,546	63,403
Inditex SA	12,680	2,083,169
International Consolidated Airlines Group SA CDI (a)	86,600	483,075
Prosegur Compania de Seguridad SA (Reg.)	74,476	442,905
Repsol YPF SA	33,855	909,220
TOTAL SPAIN		6,603,040
Sweden - 2.7%
ASSA ABLOY AB (B Shares)	30,400	1,509,198
Atlas Copco AB (A Shares)	51,459	1,427,817
Fagerhult AB	13,985	429,474
H&M Hennes & Mauritz AB (B Shares)	40,086	1,732,098
Intrum Justitia AB	25,963	691,139
SKF AB (B Shares)	32,800	869,092
Svenska Cellulosa AB (SCA) (B Shares)	24,176	686,474
Svenska Handelsbanken AB (A Shares)	42,293	1,916,224
Swedish Match Co. AB	3,900	128,675
TOTAL SWEDEN		9,390,191
Switzerland - 6.8%
Credit Suisse Group	16,189	503,607
Nestle SA	78,360	5,656,343
Novartis AG	47,854	3,714,551
Roche Holding AG (participation certificate)	18,964	5,250,187
Schindler Holding AG:
(participation certificate)	5,270	747,505
(Reg.)	2,001	284,487
Swatch Group AG (Bearer)	960	614,184
Swiss Re Ltd.	16,910	1,485,344
Syngenta AG (Switzerland)	2,230	900,065
UBS AG (NY Shares)	225,197	4,359,814
Zehnder Group AG	1,363	64,218
TOTAL SWITZERLAND		23,580,305
Taiwan - 1.7%
Chroma ATE, Inc.	325,116	691,431
CTCI Corp.	353,000	616,416
E.SUN Financial Holdings Co. Ltd.	1,122,485	749,340
King Slide Works Co. Ltd.	48,000	423,985
Standard Foods Corp.	18,550	56,718
Taiwan Semiconductor Manufacturing Co. Ltd.	536,035	1,971,867
Common Stocks - continued
	Shares	Value
Taiwan - continued
Unified-President Enterprises Corp.	540,988	$ 1,029,228
Wowprime Corp.	31,200	516,202
TOTAL TAIWAN		6,055,187
Turkey - 1.3%
Albaraka Turk Katilim Bankasi A/S (a)	113,907	101,568
Anadolu Efes Biracilik Ve Malt Sanayii A/S	57,000	728,115
Coca-Cola Icecek A/S	35,589	1,020,649
Enka Insaat ve Sanayi A/S	254,062	743,255
Tupras Turkiye Petrol Rafinelleri A/S	22,313	506,339
Turkiye Garanti Bankasi A/S	313,143	1,261,200
TOTAL TURKEY		4,361,126
United Kingdom - 16.7%
Babcock International Group PLC	49,400	1,009,902
Barclays PLC	467,229	1,965,850
Barclays PLC sponsored ADR	48,333	812,478
Bellway PLC	5,928	142,955
Berendsen PLC	7,328	114,031
BG Group PLC	103,727	2,118,033
BHP Billiton PLC	68,221	2,105,198
BHP Billiton PLC ADR	15,600	961,584
British American Tobacco PLC (United Kingdom)	15,840	873,929
Britvic PLC	9,817	98,379
BT Group PLC	124,647	754,193
Bunzl PLC	39,057	862,332
Compass Group PLC	65,914	948,008
Dechra Pharmaceuticals PLC	9,000	99,571
Derwent London PLC	2,000	80,298
Elementis PLC	32,808	136,298
Fenner PLC	8,953	57,421
GlaxoSmithKline PLC sponsored ADR	53,397	2,810,284
Great Portland Estates PLC	17,772	163,280
Hilton Food Group PLC	4,200	28,823
HSBC Holdings PLC sponsored ADR	84,258	4,637,560
Imperial Tobacco Group PLC	35,990	1,343,981
InterContinental Hotel Group PLC ADR	54,247	1,592,149
ITV PLC	304,819	933,018
Johnson Matthey PLC	29,077	1,400,527
Kingfisher PLC	152,227	921,405
Legal & General Group PLC	392,124	1,359,947
Meggitt PLC	14,735	135,259
Common Stocks - continued
	Shares	Value
United Kingdom - continued
National Grid PLC	122,891	$ 1,544,342
Next PLC	7,800	680,980
Persimmon PLC	4,537	92,024
Prudential PLC	176,390	3,607,310
Reckitt Benckiser Group PLC	26,051	2,025,018
Reed Elsevier PLC	74,513	1,044,204
Rexam PLC	86,188	717,917
Rolls-Royce Group PLC	127,052	2,342,725
Rotork PLC	22,403	1,028,417
Royal Dutch Shell PLC Class A sponsored ADR	50,889	3,392,261
SABMiller PLC	45,563	2,377,233
Serco Group PLC	101,845	909,571
Shaftesbury PLC	49,537	471,800
Spectris PLC	5,170	191,655
Spirax-Sarco Engineering PLC	4,807	224,906
Standard Chartered PLC (United Kingdom)	76,604	1,841,789
Taylor Wimpey PLC	270,787	478,466
Ted Baker PLC	2,575	70,478
Tesco PLC	211,773	1,236,666
Tullow Oil PLC	35,500	536,478
Ultra Electronics Holdings PLC	5,001	155,080
Unite Group PLC	76,402	485,112
Vodafone Group PLC sponsored ADR	114,232	4,206,022
TOTAL UNITED KINGDOM		58,127,147
United States of America - 5.7%
AbbVie, Inc.	15,329	742,690
ANSYS, Inc. (a)	400	34,980
Autoliv, Inc.	17,254	1,539,574
Berkshire Hathaway, Inc. Class B (a)	4,316	496,685
BorgWarner, Inc.	13,097	1,350,694
BPZ Energy, Inc. (a)	15,547	31,249
Broadridge Financial Solutions, Inc.	1,140	40,082
Cabot Corp.	7,508	349,948
Cummins, Inc.	6,191	786,381
Dril-Quip, Inc. (a)	1,070	125,639
Evercore Partners, Inc. Class A	2,160	109,015
FMC Technologies, Inc. (a)	10,803	546,092
Google, Inc. Class A (a)	600	618,348
Greenhill & Co., Inc.	1,420	72,846
Kansas City Southern	517	62,826
Kennedy-Wilson Holdings, Inc.	5,183	103,867
Common Stocks - continued
	Shares	Value
United States of America - continued
KLA-Tencor Corp.	8,500	$ 557,600
Martin Marietta Materials, Inc.	7,780	763,140
MasterCard, Inc. Class A	2,409	1,727,494
Mead Johnson Nutrition Co. Class A	16,700	1,363,722
Mohawk Industries, Inc. (a)	6,035	799,155
National Oilwell Varco, Inc.	9,546	774,944
Oceaneering International, Inc.	1,250	107,350
Philip Morris International, Inc.	10,000	891,200
PriceSmart, Inc.	8,085	919,992
ResMed, Inc.	15,420	797,831
Sohu.com, Inc. (a)	5,600	374,976
Solera Holdings, Inc.	12,873	723,720
SS&C Technologies Holdings, Inc. (a)	19,854	780,262
Union Pacific Corp.	3,900	590,460
Visa, Inc. Class A	8,601	1,691,559
TOTAL UNITED STATES OF AMERICA		19,874,321
TOTAL COMMON STOCKS (Cost $279,749,091)		339,377,631
Nonconvertible Preferred Stocks - 0.8%

Brazil - 0.2%
Banco ABC Brasil SA	5,994	36,897
Klabin SA (PN) (non-vtg.)	124,100	659,222
TOTAL BRAZIL		696,119
Germany - 0.6%
Sartorius AG (non-vtg.)	800	84,398
Volkswagen AG	7,390	1,878,322
TOTAL GERMANY		1,962,720
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	8,544,272	13,700
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,154,229)		2,672,539
Money Market Funds - 1.2%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b) (Cost $4,180,055)	4,180,055	$ 4,180,055
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $286,083,375)		346,230,225
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,255,209
NET ASSETS - 100%		$ 347,485,434
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,651
Fidelity Securities Lending Cash Central Fund	117,973
Total	$ 125,624
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 45,862,668	$ 34,330,500	$ 11,441,526	$ 90,642
Consumer Staples	47,931,001	31,254,840	16,676,161	-
Energy	15,259,371	9,768,603	5,490,768	-
Financials	85,212,436	60,767,201	24,445,235	-
Health Care	32,901,496	22,458,101	10,443,395	-
Industrials	44,536,699	35,172,801	9,363,898	-
Information Technology	19,752,010	11,654,503	8,097,507	-
Materials	22,658,420	16,715,477	5,942,943	-
Telecommunication Services	19,997,074	12,671,219	7,325,855	-
Utilities	7,938,995	4,997,458	2,941,537	-
Money Market Funds	4,180,055	4,180,055	-	-
Total Investments in Securities:	$ 346,230,225	$ 243,970,758	$ 102,168,825	$ 90,642

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 27,446,870
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $281,903,320)	$ 342,050,170
Fidelity Central Funds (cost $4,180,055)	4,180,055
Total Investments (cost $286,083,375)		$ 346,230,225
Cash		98,120
Foreign currency held at value (cost $48,734)		48,356
Receivable for investments sold		5,463,171
Receivable for fund shares sold		129,490
Dividends receivable		652,586
Distributions receivable from Fidelity Central Funds		461
Prepaid expenses		1,143
Receivable from investment adviser for expense reductions		1,873
Other receivables		19,410
Total assets		352,644,835

Liabilities
Payable for investments purchased Regular delivery	$ 4,152,032
Delayed delivery	3,376
Payable for fund shares redeemed	510,377
Accrued management fee	211,644
Distribution and service plan fees payable	8,092
Other affiliated payables	52,427
Other payables and accrued expenses	221,453
Total liabilities		5,159,401

Net Assets		$ 347,485,434
Net Assets consist of:
Paid in capital		$ 304,386,459
Undistributed net investment income		4,647,078
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,575,548)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		60,027,445
Net Assets		$ 347,485,434

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,033,736 ÷ 1,091,791 shares)	$ 8.27

Maximum offering price per share (100/94.25 of $8.27)	$ 8.77
Class T: Net Asset Value and redemption price per share ($7,908,968 ÷ 950,538 shares)	$ 8.32

Maximum offering price per share (100/96.50 of $8.32)	$ 8.62
Class B: Net Asset Value and offering price per share ($191,605 ÷ 23,044 shares)A	$ 8.31

Class C: Net Asset Value and offering price per share ($3,584,459 ÷ 433,098 shares)A	$ 8.28

Total International Equity: Net Asset Value, offering price and redemption price per share ($324,394,605 ÷ 39,121,493 shares)	$ 8.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,372,061 ÷ 287,233 shares)	$ 8.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 9,425,071
Interest		291
Income from Fidelity Central Funds		125,624
Income before foreign taxes withheld		9,550,986
Less foreign taxes withheld		(700,335)
Total income		8,850,651

Expenses
Management fee Basic fee	$ 2,364,132
Performance adjustment	228,686
Transfer agent fees	478,126
Distribution and service plan fees	79,485
Accounting and security lending fees	174,309
Custodian fees and expenses	273,120
Independent trustees' compensation	1,910
Registration fees	73,943
Audit	93,320
Legal	893
Miscellaneous	2,714
Total expenses before reductions	3,770,638
Expense reductions	(85,967)	3,684,671
Net investment income (loss)		5,165,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,824,925
Foreign currency transactions	(119,832)
Futures contracts	(175,371)
Total net realized gain (loss)		8,529,722
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $90,453)	44,707,928
Assets and liabilities in foreign currencies	18,535
Total change in net unrealized appreciation (depreciation)		44,726,463
Net gain (loss)		53,256,185
Net increase (decrease) in net assets resulting from operations		$ 58,422,165

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,165,980	$ 5,615,371
Net realized gain (loss)	8,529,722	9,140,393
Change in net unrealized appreciation (depreciation)	44,726,463	20,537,189
Net increase (decrease) in net assets resulting from operations	58,422,165	35,292,953
Distributions to shareholders from net investment income	(5,845,552)	(1,867,192)
Distributions to shareholders from net realized gain	(9,769,201)	-
Total distributions	(15,614,753)	(1,867,192)
Share transactions - net increase (decrease)	10,109,727	122,647,348
Redemption fees	2,498	3,128
Total increase (decrease) in net assets	52,919,637	156,076,237

Net Assets
Beginning of period	294,565,797	138,489,560
End of period (including undistributed net investment income of $4,647,078 and undistributed net investment income of $5,300,982, respectively)	$ 347,485,434	$ 294,565,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.31	$ 6.67	$ 7.36	$ 6.40	$ 4.90
Income from Investment Operations
Net investment income (loss) C	.09	.13	.11	.08	.06
Net realized and unrealized gain (loss)	1.24	.59	(.69)	.95	1.55
Total from investment operations	1.33	.72	(.58)	1.03	1.61
Distributions from net investment income	(.13)	(.08)	(.09)	(.04)	(.11)
Distributions from net realized gain	(.25)	-	(.02)	(.03)	-
Total distributions	(.37) H	(.08)	(.11)	(.07)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.27	$ 7.31	$ 6.67	$ 7.36	$ 6.40
Total Return A, B	19.00%	10.88%	(8.03)%	16.17%	33.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.57%	1.73%	2.02%	2.09%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.43%	1.42%	1.42%	1.47%	1.47%
Net investment income (loss)	1.21%	1.88%	1.44%	1.15%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,034	$ 5,767	$ 4,307	$ 5,029	$ 3,727
Portfolio turnover rate E	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 6.73	$ 7.41	$ 6.40	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.07	.11	.09	.06	.04
Net realized and unrealized gain (loss)	1.25	.59	(.68)	.95	1.57
Total from investment operations	1.32	.70	(.59)	1.01	1.61
Distributions from net investment income	(.13)	(.06)	(.07)	-	(.09)
Distributions from net realized gain	(.25)	-	(.02)	-	-
Total distributions	(.37) H	(.06)	(.09)	-	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.32	$ 7.37	$ 6.73	$ 7.41	$ 6.40
Total Return A, B	18.73%	10.52%	(8.08)%	15.78%	33.74%
Ratios to Average Net Assets D, F
Expenses before reductions	1.75%	1.84%	2.02%	2.31%	2.34%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.67%	1.67%	1.72%	1.72%
Net investment income (loss)	.96%	1.63%	1.19%	.90%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,909	$ 2,348	$ 997	$ 1,004	$ 1,526
Portfolio turnover rate E	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.33	$ 6.68	$ 7.37	$ 6.39	$ 4.86
Income from Investment Operations
Net investment income (loss) C	.04	.08	.05	.03	.02
Net realized and unrealized gain (loss)	1.24	.59	(.68)	.95	1.56
Total from investment operations	1.28	.67	(.63)	.98	1.58
Distributions from net investment income	(.05)	(.02)	(.04)	-	(.05)
Distributions from net realized gain	(.25)	-	(.02)	-	-
Total distributions	(.30)	(.02)	(.06)	-	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.31	$ 7.33	$ 6.68	$ 7.37	$ 6.39
Total Return A, B	18.05%	10.05%	(8.66)%	15.34%	32.95%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.34%	2.51%	2.81%	2.82%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.17%	2.17%	2.22%	2.22%
Net investment income (loss)	.46%	1.13%	.69%	.40%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 192	$ 220	$ 254	$ 327	$ 1,337
Portfolio turnover rate E	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.31	$ 6.67	$ 7.36	$ 6.39	$ 4.86
Income from Investment Operations
Net investment income (loss) C	.04	.08	.05	.03	.02
Net realized and unrealized gain (loss)	1.25	.58	(.69)	.94	1.56
Total from investment operations	1.29	.66	(.64)	.97	1.58
Distributions from net investment income	(.08)	(.02)	(.03)	-	(.05)
Distributions from net realized gain	(.25)	-	(.02)	-	-
Total distributions	(.32) H	(.02)	(.05)	-	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.28	$ 7.31	$ 6.67	$ 7.36	$ 6.39
Total Return A, B	18.30%	9.98%	(8.72)%	15.18%	33.10%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.31%	2.51%	2.80%	2.85%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.17%	2.17%	2.22%	2.22%
Net investment income (loss)	.46%	1.13%	.69%	.40%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,584	$ 2,737	$ 1,396	$ 1,423	$ 1,714
Portfolio turnover rate E	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.32	$ 6.69	$ 7.37	$ 6.41	$ 4.91
Income from Investment Operations
Net investment income (loss) B	.12	.15	.12	.09	.07
Net realized and unrealized gain (loss)	1.24	.58	(.68)	.96	1.55
Total from investment operations	1.36	.73	(.56)	1.05	1.62
Distributions from net investment income	(.15)	(.10)	(.10)	(.06)	(.12)
Distributions from net realized gain	(.25)	-	(.02)	(.03)	-
Total distributions	(.39) G	(.10)	(.12)	(.09)	(.12)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 7.32	$ 6.69	$ 7.37	$ 6.41
Total Return A	19.48%	11.03%	(7.70)%	16.45%	34.23%
Ratios to Average Net Assets C, E
Expenses before reductions	1.09%	1.16%	1.42%	1.79%	1.87%
Expenses net of fee waivers, if any	1.09%	1.16%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.07%	1.13%	1.17%	1.22%	1.22%
Net investment income (loss)	1.57%	2.16%	1.69%	1.40%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 324,395	$ 281,979	$ 131,338	$ 60,826	$ 33,061
Portfolio turnover rate D	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.30	$ 6.67	$ 7.35	$ 6.41	$ 4.91
Income from Investment Operations
Net investment income (loss) B	.11	.14	.12	.10	.07
Net realized and unrealized gain (loss)	1.24	.59	(.68)	.95	1.55
Total from investment operations	1.35	.73	(.56)	1.05	1.62
Distributions from net investment income	(.15)	(.10)	(.10)	(.08)	(.12)
Distributions from net realized gain	(.25)	-	(.02)	(.03)	-
Total distributions	(.39) G	(.10)	(.12)	(.11)	(.12)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.26	$ 7.30	$ 6.67	$ 7.35	$ 6.41
Total Return A	19.40%	11.06%	(7.72)%	16.48%	34.23%
Ratios to Average Net Assets C, E
Expenses before reductions	1.21%	1.27%	1.48%	1.82%	1.80%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.18%	1.17%	1.17%	1.23%	1.22%
Net investment income (loss)	1.46%	2.13%	1.69%	1.40%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,372	$ 1,514	$ 197	$ 28	$ 1,308
Portfolio turnover rate D	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 63,585,282
Gross unrealized depreciation	(5,613,524)
Net unrealized appreciation (depreciation) on securities and other investments	$ 57,971,758

Tax Cost	$ 288,258,467

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 3,268,059
Undistributed ordinary income	$ 8,977,623
Capital loss carryforward	$ (26,999,061)
Net unrealized appreciation (depreciation)	$ 57,977,944

Capital loss carry forwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2012 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration:
2016	$ (2,434,120)
2017	(15,708,944)
2019	(8,855,997)
Total capital loss carryforward	$ (26,999,061)

Due to large subscriptions in a prior period, $26,999,061 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $4,535,766 per year.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 15,216,010	$ 1,867,192
Long-term	398,743	-
Total	$ 15,614,753	$ 1,867,192

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(175,371) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $291,344,236 and $292,758,849, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 19,245	$ 355
Class T	.25%	.25%	26,314	52
Class B	.75%	.25%	2,095	1,584
Class C	.75%	.25%	31,831	4,423
			$ 79,485	$ 6,414

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares. For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,610
Class T	1,591
Class B*	630
Class C*	352
$ 6,183

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 22,457.29
Class T	15,623.29
Class B	627.30
Class C	9,616.30
Total International Equity	424,331.13
Institutional Class	5,472.26
	$ 478,126

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $625 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $721 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

8. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $117,973. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$ 3,717
Class T	1.70%	2,651
Class B	2.20%	120
Class C	2.20%	1,829
Institutional Class	1.20%	308
		$ 8,625

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $73,605 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $3,737.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 102,760	$ 48,329
Class T	49,034	9,062
Class B	1,541	714
Class C	28,314	4,731
Total International Equity	5,630,153	1,801,469
Institutional Class	33,750	2,887
Total	$ 5,845,552	$ 1,867,192
From net realized gain
Class A	$ 199,811	$ -
Class T	93,853	-
Class B	6,990	-
Class C	92,492	-
Total International Equity	9,320,186	-
Institutional Class	55,869	-
Total	$ 9,769,201	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	510,102	388,955	$ 3,880,513	$ 2,677,369
Reinvestment of distributions	41,103	7,157	293,886	46,237
Shares redeemed	(248,440)	(252,362)	(1,903,860)	(1,699,392)
Net increase (decrease)	302,765	143,750	$ 2,270,539	$ 1,024,214
Class T
Shares sold	807,518	207,939	$ 6,202,497	$ 1,463,372
Reinvestment of distributions	19,724	1,377	142,209	8,993
Shares redeemed	(195,438)	(38,757)	(1,518,035)	(259,817)
Net increase (decrease)	631,804	170,559	$ 4,826,671	$ 1,212,548
Class B
Shares sold	827	4,797	$ 6,304	$ 32,306
Reinvestment of distributions	1,165	108	8,437	705
Shares redeemed	(8,955)	(12,955)	(69,218)	(88,815)
Net increase (decrease)	(6,963)	(8,050)	$ (54,477)	$ (55,804)
Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class C
Shares sold	129,341	258,694	$ 986,204	$ 1,733,640
Reinvestment of distributions	12,546	710	90,328	4,622
Shares redeemed	(83,065)	(94,222)	(635,648)	(638,538)
Net increase (decrease)	58,822	165,182	$ 440,884	$ 1,099,724
Total International Equity
Shares sold	10,376,724	32,478,543	$ 77,880,274	$ 209,916,522
Reinvestment of distributions	2,062,441	266,160	14,746,450	1,719,395
Shares redeemed	(11,840,491)	(13,867,286)	(90,585,484)	(93,416,780)
Net increase (decrease)	598,674	18,877,417	$ 2,041,240	$ 118,219,137
Institutional Class
Shares sold	142,800	198,611	$ 1,078,337	$ 1,289,078
Reinvestment of distributions	12,587	448	89,619	2,887
Shares redeemed	(75,629)	(21,161)	(583,086)	(144,436)
Net increase (decrease)	79,758	177,898	$ 584,870	$ 1,147,529

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 71% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay on December 9, 2013, to shareholders of record at the opening of business on December 6, 2013, a distribution of $0.181 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.122 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $3,356,997, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 38% of the dividends distributed in December 2012 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/10/2012	0.136	0.0114

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods, and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.)
Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

TIE-UANN-1213
1.912357.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total International Equity

Fund - Class A, Class T, Class B,
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class A, Class T,
Class B, and Class C are
classes of Fidelity® Total
International Equity Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	12.16%	12.21%	-2.26%
Class T (incl. 3.50% sales charge)	14.57%	12.50%	-2.12%
Class B (incl. contingent deferred sales charge) B	13.05%	12.47%	-2.18%
Class C (incl. contingent deferred sales charge) C	17.30%	12.73%	-2.02%

A From November 1, 2007.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Jed Weiss, Co-Portfolio Manager of Fidelity Advisor® Total International Equity Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 19.00%, 18.73%, 18.05% and 18.30%, respectively (excluding sales charges), trailing the 20.42% advance the MSCI® ACWI® (All Country World Index) ex USA Index. On a relative basis, the fund was hurt the most by disappointing stock selection in Europe ex U.K. On the positive side, the fund's investments in U.S.-based companies proved helpful, as did a big underweighting in poor-performing Canada. On an individual basis, the biggest relative detractor was Japanese automaker Toyota Motor, a strong-performing benchmark component we mostly avoided. Instead, we opted to hold DENSO, a Japanese auto-parts supplier, and its relative contribution offset some of the negative impact from our Toyota underweighting. Several of the fund's notable detractors were emerging-markets stocks, including South Africa-based gold miner AngloGold Ashanti - which we sold in May - and China Food, an out-of-index bottler of Coca-Cola beverages in China, as well as a distributor of wine. On the positive side, Dutch semiconductor company ASML Holding, a dominant player in the market for lithography, was a strong relative contributor, as was Sands China, a Hong Kong-listed casino operator.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.45%
Actual		$ 1,000.00	$ 1,048.20	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,047.90	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.19%
Actual		$ 1,000.00	$ 1,044.00	$ 11.28
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Class C	2.20%
Actual		$ 1,000.00	$ 1,045.50	$ 11.34
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Total International Equity	1.10%
Actual		$ 1,000.00	$ 1,050.70	$ 5.69
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,050.90	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom 16.7%
Japan 14.4%
United States of America* 7.3%
France 7.1%
Switzerland 6.8%
Germany 5.2%
Australia 3.8%
India 3.0%
Korea (South) 2.7%
Other 33.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of April 30, 2013
United Kingdom 17.0%
Japan 12.6%
United States of America* 7.8%
Switzerland 6.9%
Germany 4.6%
Australia 4.5%
France 4.3%
Taiwan 3.9%
India 3.1%
Other 35.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	97.7
Short-Term Investments and Net Other Assets (Liabilities)	1.6	2.3
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	1.6	1.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.5	1.3
Sanofi SA (France, Pharmaceuticals)	1.5	1.6
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.4	1.2
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.3	1.4
Total SA (France, Oil, Gas & Consumable Fuels)	1.3	0.0
UBS AG (NY Shares) (Switzerland, Capital Markets)	1.3	1.0
DENSO Corp. (Japan, Auto Components)	1.2	1.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.2	1.2
Novartis AG (Switzerland, Pharmaceuticals)	1.1	1.1
	13.4
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.3	22.5
Consumer Staples	13.8	14.8
Consumer Discretionary	13.2	11.9
Industrials	12.9	12.6
Health Care	9.3	9.3
Materials	6.3	7.6
Telecommunication Services	5.9	4.4
Information Technology	5.9	6.3
Energy	4.5	5.1
Utilities	2.3	3.2

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 3.8%
Ansell Ltd.	31,550	$ 581,182
Australia & New Zealand Banking Group Ltd.	89,158	2,851,618
Coca-Cola Amatil Ltd.	85,155	1,038,247
CSL Ltd.	33,066	2,172,037
Imdex Ltd.	41,667	28,355
Ramsay Health Care Ltd.	2,307	84,602
RCG Corp. Ltd.	60,000	41,965
Sydney Airport unit	173,635	687,626
Telstra Corp. Ltd.	217,906	1,066,841
Transurban Group unit	170,303	1,142,829
Westfield Group unit	64,761	662,280
Westpac Banking Corp.	89,139	2,888,923
TOTAL AUSTRALIA		13,246,505
Austria - 0.5%
Andritz AG	24,961	1,537,626
Zumtobel AG	3,700	66,137
TOTAL AUSTRIA		1,603,763
Bailiwick of Guernsey - 0.0%
Resolution Ltd.	28,414	162,828
Bailiwick of Jersey - 0.6%
Informa PLC	157,001	1,408,460
Wolseley PLC	12,400	668,239
TOTAL BAILIWICK OF JERSEY		2,076,699
Belgium - 2.3%
Anheuser-Busch InBev SA NV	47,671	4,941,754
Gimv NV	1,919	97,186
KBC Ancora (a)	3,381	110,127
KBC Groupe SA	29,097	1,586,184
UCB SA	7,688	505,426
Umicore SA	17,794	848,855
TOTAL BELGIUM		8,089,532
Bermuda - 1.9%
China Foods Ltd.	1,106,000	502,144
Credicorp Ltd.	7,500	1,024,500
Dairy Farm International Holdings Ltd.	45,900	520,047
Hongkong Land Holdings Ltd.	87,000	535,920
Lazard Ltd. Class A	15,900	614,535
Li & Fung Ltd.	342,000	483,467
Common Stocks - continued
	Shares	Value
Bermuda - continued
Shangri-La Asia Ltd.	414,000	$ 758,261
Texwinca Holdings Ltd.	806,000	824,401
Trinity Ltd.	930,000	347,865
Yue Yuen Industrial (Holdings) Ltd.	339,000	931,343
TOTAL BERMUDA		6,542,483
Brazil - 2.2%
Arezzo Industria e Comercio SA	2,500	37,385
Banco Bradesco SA	77,610	1,244,074
BM&F Bovespa SA	150,900	850,758
BTG Pactual Participations Ltd. unit	47,700	638,143
Companhia de Bebidas das Americas (AmBev)	300	11,175
Fleury SA	67,700	524,326
Hypermarcas SA	84,400	736,550
Iguatemi Empresa de Shopping Centers SA	50,500	580,473
Souza Cruz SA	61,400	664,102
Telefonica Brasil SA	28,500	561,553
Terna Participacoes SA unit	51,600	500,982
Tractebel Energia SA	46,900	797,648
Weg SA	48,000	623,516
TOTAL BRAZIL		7,770,685
British Virgin Islands - 0.0%
Gem Diamonds Ltd. (a)	18,923	48,394
Canada - 0.1%
Pason Systems, Inc.	6,400	133,015
ShawCor Ltd. Class A	1,500	63,056
TAG Oil Ltd. (a)(c)	9,800	39,852
TOTAL CANADA		235,923
Cayman Islands - 1.6%
Ginko International Co. Ltd.	20,000	381,179
Gourmet Master Co. Ltd.	96,000	639,239
Hengan International Group Co. Ltd.	50,000	612,344
Lifestyle International Holdings Ltd.	51,000	111,170
Sands China Ltd.	281,400	1,999,889
SITC International Holdings Co. Ltd.	1,087,000	459,868
Wynn Macau Ltd.	355,200	1,362,982
TOTAL CAYMAN ISLANDS		5,566,671
Chile - 1.5%
Cencosud SA	175,326	715,303
Common Stocks - continued
	Shares	Value
Chile - continued
Compania Cervecerias Unidas SA sponsored ADR	35,855	$ 956,970
Embotelladora Andina SA sponsored ADR	18,000	615,600
Empresa Nacional de Telecomunicaciones SA (ENTEL)	46,696	718,603
Inversiones Aguas Metropolitanas SA	254,947	472,815
Parque Arauco SA	285,766	551,728
Quinenco SA	275,436	736,647
Quinenco SA rights 11/5/13 (a)	65,950	25,749
Sociedad Matriz SAAM SA	5,792,804	582,277
TOTAL CHILE		5,375,692
China - 0.7%
China Communications Services Corp. Ltd. (H Shares)	790,000	484,006
China Pacific Insurance Group Co. Ltd. (H Shares)	185,800	671,018
China Telecom Corp. Ltd. (H Shares)	1,202,000	627,871
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	536,000	503,299
TOTAL CHINA		2,286,194
Denmark - 0.9%
A.P. Moller - Maersk A/S Series B	81	783,716
Jyske Bank A/S (Reg.) (a)	1,654	93,370
Novo Nordisk A/S Series B sponsored ADR	14,000	2,333,380
Spar Nord Bank A/S (a)	11,331	101,073
TOTAL DENMARK		3,311,539
Finland - 1.0%
Nokia Corp. (a)	77,916	592,223
Nokian Tyres PLC	29,458	1,490,673
Sampo Oyj (A Shares)	26,099	1,236,359
Tikkurila Oyj	3,580	92,792
TOTAL FINLAND		3,412,047
France - 7.1%
Arkema SA	7,278	826,308
Atos Origin SA	10,134	865,193
BNP Paribas SA	33,579	2,486,582
Cap Gemini SA	11,002	723,744
Carrefour SA	26,773	980,751
Danone SA	18,480	1,370,482
GDF Suez	51,369	1,279,146
Havas SA	70,377	586,322
Kering SA	3,113	707,334
Laurent-Perrier Group SA	859	80,254
Remy Cointreau SA	6,481	639,553
Common Stocks - continued
	Shares	Value
France - continued
Renault SA	10,870	$ 952,086
Safran SA	21,914	1,400,657
Saft Groupe SA	2,521	80,027
Sanofi SA	49,051	5,229,976
Schneider Electric SA	4,741	399,422
Total SA	74,087	4,545,458
Vetoquinol SA	1,500	59,714
Virbac SA	410	82,472
Vivendi SA	52,852	1,341,550
TOTAL FRANCE		24,637,031
Germany - 4.6%
Allianz SE	11,227	1,888,665
alstria office REIT-AG	2,900	36,768
BASF AG	23,711	2,466,996
Bayer AG	25,993	3,230,629
Bilfinger Berger AG	1,120	124,346
CompuGROUP Holding AG	4,546	118,478
CTS Eventim AG	4,483	218,820
Deutsche Bank AG	10,780	520,988
Deutsche Bank AG (NY Shares)	300	14,496
Deutsche Post AG	34,917	1,181,658
Fielmann AG	1,079	120,717
Fresenius SE & Co. KGaA	5,500	714,876
HeidelbergCement Finance AG	9,123	719,175
Linde AG	14,649	2,783,561
Siemens AG	10,138	1,295,558
Siemens AG sponsored ADR	4,769	610,480
TOTAL GERMANY		16,046,211
Greece - 0.0%
Titan Cement Co. SA (Reg.) (a)	3,444	93,989
Hong Kong - 1.4%
China Insurance International Holdings Co. Ltd. (a)	717,800	1,120,261
Dah Chong Hong Holdings Ltd.	630,000	534,683
Hang Lung Properties Ltd.	261,000	860,125
HKT Trust / HKT Ltd. unit	641,000	594,452
Hysan Development Co. Ltd.	140,000	654,585
Lenovo Group Ltd.	628,000	672,307
Wing Hang Bank Ltd.	37,562	534,385
TOTAL HONG KONG		4,970,798
Common Stocks - continued
	Shares	Value
Hungary - 0.2%
Richter Gedeon PLC	38,800	$ 737,790
India - 3.0%
Bank of Baroda	49,621	517,677
Cipla Ltd.	86,552	580,347
Container Corp. of India Ltd.	44,711	549,201
Grasim Industries Ltd.	15,533	730,141
Housing Development Finance Corp. Ltd.	120,022	1,665,338
IDFC Ltd.	457,281	784,718
Infosys Ltd.	23,850	1,271,037
Jyothy Laboratories Ltd. (a)	32,119	96,580
Kotak Mahindra Bank Ltd.	54,534	665,879
Larsen & Toubro Ltd.	62,294	984,286
NTPC Ltd.	524,093	1,268,049
Prestige Estates Projects Ltd. (a)	272,850	633,377
Punjab National Bank	57,188	530,472
TOTAL INDIA		10,277,102
Indonesia - 0.5%
PT Bank Rakyat Indonesia Tbk	821,000	575,371
PT Semen Gresik (Persero) Tbk	438,500	558,212
PT Wijaya Karya Persero Tbk	3,288,500	560,114
TOTAL INDONESIA		1,693,697
Ireland - 0.7%
CRH PLC sponsored ADR	39,729	972,566
FBD Holdings PLC	5,372	115,972
James Hardie Industries PLC:
CDI	8,082	83,491
sponsored ADR	24,355	1,268,408
TOTAL IRELAND		2,440,437
Israel - 0.2%
Azrieli Group	14,096	453,311
Ituran Location & Control Ltd.	2,761	50,526
Strauss Group Ltd.	2,359	41,664
TOTAL ISRAEL		545,501
Italy - 0.5%
Azimut Holding SpA	8,114	206,124
Beni Stabili SpA SIIQ	145,810	100,175
Interpump Group SpA	53,591	596,658
Common Stocks - continued
	Shares	Value
Italy - continued
Prada SpA	68,900	$ 671,848
Unione di Banche Italiane ScpA	44,737	309,782
TOTAL ITALY		1,884,587
Japan - 14.4%
AEON Financial Service Co. Ltd.	8,800	270,250
AEON Mall Co. Ltd.	36,130	1,026,127
Air Water, Inc.	29,500	421,681
Anicom Holdings, Inc. (a)	2,500	29,626
Aozora Bank Ltd.	243,000	706,409
ARNEST ONE Corp.	2,300	63,061
Artnature, Inc.	4,000	85,376
Asahi Co. Ltd.	4,000	67,805
Astellas Pharma, Inc.	11,700	652,233
Autobacs Seven Co. Ltd.	27,400	399,505
Azbil Corp.	4,200	101,197
Coca-Cola Central Japan Co. Ltd.	3,800	67,300
Cosmos Pharmaceutical Corp.	700	85,281
Daikin Industries Ltd.	9,300	535,061
Daikokutenbussan Co. Ltd.	5,000	150,040
DENSO Corp.	88,900	4,273,282
Dentsu, Inc.	14,400	544,064
East Japan Railway Co.	10,400	903,455
Fanuc Corp.	6,800	1,090,772
Fast Retailing Co. Ltd.	3,900	1,312,786
FCC Co. Ltd.	6,800	155,345
GCA Savvian Group Corp.	4,700	51,811
Glory Ltd.	2,000	49,594
Goldcrest Co. Ltd.	6,260	167,479
Hajime Construction Co. Ltd.	400	27,581
Harmonic Drive Systems, Inc.	3,000	64,584
Hoya Corp.	35,500	851,268
Isuzu Motors Ltd.	82,000	510,662
Itochu Corp.	66,200	795,999
Iwatsuka Confectionary Co. Ltd.	1,200	61,891
Japan Exchange Group, Inc.	15,600	362,671
Japan Tobacco, Inc.	66,500	2,406,215
JFE Holdings, Inc.	26,300	597,922
JTEKT Corp.	41,200	528,937
Kamigumi Co. Ltd.	6,000	52,190
Kansai Electric Power Co., Inc. (a)	40,900	517,672
KDDI Corp.	21,200	1,148,118
Common Stocks - continued
	Shares	Value
Japan - continued
Keyence Corp.	5,921	$ 2,537,681
Kobayashi Pharmaceutical Co. Ltd.	1,600	89,586
Kyoto Kimono Yuzen Co. Ltd.	2,800	29,424
Lasertec Corp. (a)	5,500	56,820
Leopalace21 Corp. (a)	31,800	220,772
Meiko Network Japan Co. Ltd.	2,700	31,169
Miraial Co. Ltd.	2,400	38,930
Mitsubishi Electric Corp.	62,000	681,502
Mitsui Fudosan Co. Ltd.	59,000	1,954,428
MS&AD Insurance Group Holdings, Inc.	29,400	760,206
Nabtesco Corp.	3,000	73,223
Nagaileben Co. Ltd.	5,100	84,161
ND Software Co. Ltd.	2,000	35,876
Nihon M&A Center, Inc.	2,300	177,389
Nihon Parkerizing Co. Ltd.	7,000	136,745
Nippon Seiki Co. Ltd.	7,000	114,127
Nippon Telegraph & Telephone Corp.	18,600	966,834
Nomura Holdings, Inc.	44,400	327,984
NS Tool Co. Ltd.	1,900	32,362
Obic Co. Ltd.	3,800	119,330
Omron Corp.	14,600	557,154
ORIX Corp.	67,100	1,162,245
OSG Corp.	10,200	165,002
Santen Pharmaceutical Co. Ltd.	12,800	649,801
Seven & i Holdings Co., Ltd.	24,100	891,908
Seven Bank Ltd.	339,600	1,201,931
Shinsei Bank Ltd.	552,000	1,292,401
SHO-BOND Holdings Co. Ltd.	17,200	805,430
Shoei Co. Ltd.	5,900	55,432
SoftBank Corp.	39,800	2,972,221
Software Service, Inc.	1,000	37,598
Sumitomo Corp.	54,800	713,129
Sumitomo Mitsui Financial Group, Inc.	57,200	2,764,813
Sumitomo Mitsui Trust Holdings, Inc.	192,000	948,305
Techno Medica Co. Ltd.	1,800	39,199
The Nippon Synthetic Chemical Industry Co. Ltd.	11,000	106,054
Tocalo Co. Ltd.	2,800	45,843
Tokyo Tatemono Co. Ltd.	47,000	441,236
Toyota Motor Corp.	22,000	1,426,440
Tsutsumi Jewelry Co. Ltd.	2,000	48,731
Unicharm Corp.	11,400	732,210
USS Co. Ltd.	163,500	2,394,375
Common Stocks - continued
	Shares	Value
Japan - continued
Workman Co. Ltd.	2,000	$ 78,379
Yamato Kogyo Co. Ltd.	25,500	945,137
TOTAL JAPAN		50,078,773
Korea (South) - 2.7%
Coway Co. Ltd.	2,497	142,581
E-Mart Co. Ltd.	5,451	1,304,607
Kiwoom Securities Co. Ltd.	13,501	707,311
Korea Electric Power Corp. (a)	32,950	879,523
Korea Plant Service & Engineering Co. Ltd.	18,239	924,598
KT Corp.	25,930	856,618
LG Corp.	17,494	1,033,538
LG Household & Health Care Ltd.	1,560	809,927
NICE Holdings Co. Ltd.	5,000	61,011
NICE Information Service Co. Ltd.	12,000	34,600
Samsung Fire & Marine Insurance Co. Ltd.	3,292	769,275
Shinhan Financial Group Co. Ltd.	30,630	1,334,912
TK Corp. (a)	27,242	553,167
TOTAL KOREA (SOUTH)		9,411,668
Luxembourg - 0.3%
Millicom International Cellular SA (depository receipt)	10,000	922,061
Malaysia - 0.4%
Axiata Group Bhd	104,300	227,005
Public Bank Bhd	71,500	414,526
YTL Corp. Bhd	1,298,600	678,818
TOTAL MALAYSIA		1,320,349
Mexico - 0.9%
Bolsa Mexicana de Valores S.A.B. de CV	221,300	527,500
Consorcio ARA S.A.B. de CV (a)	1,492,555	583,420
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	12,233	1,141,339
Grupo Televisa SA de CV	162,300	991,420
TOTAL MEXICO		3,243,679
Netherlands - 2.0%
Aalberts Industries NV	7,600	227,429
AEGON NV	51,215	407,512
ASM International NV (depositary receipt)	1,950	64,389
ASML Holding NV	12,776	1,209,121
Heijmans NV (Certificaten Van Aandelen)	8,481	112,836
ING Groep NV (Certificaten Van Aandelen) (a)	148,405	1,885,890
Common Stocks - continued
	Shares	Value
Netherlands - continued
Koninklijke Philips Electronics NV	38,309	$ 1,353,868
Royal DSM NV	11,256	852,629
Unilever NV (Certificaten Van Aandelen) (Bearer)	16,000	634,328
VastNed Retail NV	2,215	102,418
TOTAL NETHERLANDS		6,850,420
Nigeria - 0.1%
Guaranty Trust Bank PLC	3,130,003	498,672
Norway - 0.4%
Telenor ASA	56,208	1,350,189
Philippines - 0.4%
Jollibee Food Corp.	14,560	59,770
Security Bank Corp.	165,970	533,838
SM Investments Corp.	32,910	651,879
TOTAL PHILIPPINES		1,245,487
Poland - 0.2%
Warsaw Stock Exchange	49,938	723,046
Portugal - 0.5%
Jeronimo Martins SGPS SA	98,869	1,826,998
Russia - 0.1%
Moscow Exchange MICEX-RTS OAO	184,700	352,747
Singapore - 0.8%
Ezion Holdings Ltd.	269,000	485,075
Singapore Telecommunications Ltd.	394,000	1,198,937
United Overseas Bank Ltd.	58,746	985,563
TOTAL SINGAPORE		2,669,575
South Africa - 2.3%
African Bank Investments Ltd.	410,106	694,489
Bidvest Group Ltd.	31,600	842,698
Clicks Group Ltd.	118,211	736,556
Nampak Ltd.	25,130	83,110
Naspers Ltd. Class N	9,700	907,314
Remgro Ltd.	31,700	645,447
Sasol Ltd.	18,500	945,310
Shoprite Holdings Ltd.	48,300	884,327
Standard Bank Group Ltd.	83,671	1,062,854
Tiger Brands Ltd.	35,300	1,034,447
TOTAL SOUTH AFRICA		7,836,552
Common Stocks - continued
	Shares	Value
Spain - 1.9%
Amadeus IT Holding SA Class A	17,157	$ 637,116
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	169,876	1,984,152
Grifols SA	1,546	63,403
Inditex SA	12,680	2,083,169
International Consolidated Airlines Group SA CDI (a)	86,600	483,075
Prosegur Compania de Seguridad SA (Reg.)	74,476	442,905
Repsol YPF SA	33,855	909,220
TOTAL SPAIN		6,603,040
Sweden - 2.7%
ASSA ABLOY AB (B Shares)	30,400	1,509,198
Atlas Copco AB (A Shares)	51,459	1,427,817
Fagerhult AB	13,985	429,474
H&M Hennes & Mauritz AB (B Shares)	40,086	1,732,098
Intrum Justitia AB	25,963	691,139
SKF AB (B Shares)	32,800	869,092
Svenska Cellulosa AB (SCA) (B Shares)	24,176	686,474
Svenska Handelsbanken AB (A Shares)	42,293	1,916,224
Swedish Match Co. AB	3,900	128,675
TOTAL SWEDEN		9,390,191
Switzerland - 6.8%
Credit Suisse Group	16,189	503,607
Nestle SA	78,360	5,656,343
Novartis AG	47,854	3,714,551
Roche Holding AG (participation certificate)	18,964	5,250,187
Schindler Holding AG:
(participation certificate)	5,270	747,505
(Reg.)	2,001	284,487
Swatch Group AG (Bearer)	960	614,184
Swiss Re Ltd.	16,910	1,485,344
Syngenta AG (Switzerland)	2,230	900,065
UBS AG (NY Shares)	225,197	4,359,814
Zehnder Group AG	1,363	64,218
TOTAL SWITZERLAND		23,580,305
Taiwan - 1.7%
Chroma ATE, Inc.	325,116	691,431
CTCI Corp.	353,000	616,416
E.SUN Financial Holdings Co. Ltd.	1,122,485	749,340
King Slide Works Co. Ltd.	48,000	423,985
Standard Foods Corp.	18,550	56,718
Taiwan Semiconductor Manufacturing Co. Ltd.	536,035	1,971,867
Common Stocks - continued
	Shares	Value
Taiwan - continued
Unified-President Enterprises Corp.	540,988	$ 1,029,228
Wowprime Corp.	31,200	516,202
TOTAL TAIWAN		6,055,187
Turkey - 1.3%
Albaraka Turk Katilim Bankasi A/S (a)	113,907	101,568
Anadolu Efes Biracilik Ve Malt Sanayii A/S	57,000	728,115
Coca-Cola Icecek A/S	35,589	1,020,649
Enka Insaat ve Sanayi A/S	254,062	743,255
Tupras Turkiye Petrol Rafinelleri A/S	22,313	506,339
Turkiye Garanti Bankasi A/S	313,143	1,261,200
TOTAL TURKEY		4,361,126
United Kingdom - 16.7%
Babcock International Group PLC	49,400	1,009,902
Barclays PLC	467,229	1,965,850
Barclays PLC sponsored ADR	48,333	812,478
Bellway PLC	5,928	142,955
Berendsen PLC	7,328	114,031
BG Group PLC	103,727	2,118,033
BHP Billiton PLC	68,221	2,105,198
BHP Billiton PLC ADR	15,600	961,584
British American Tobacco PLC (United Kingdom)	15,840	873,929
Britvic PLC	9,817	98,379
BT Group PLC	124,647	754,193
Bunzl PLC	39,057	862,332
Compass Group PLC	65,914	948,008
Dechra Pharmaceuticals PLC	9,000	99,571
Derwent London PLC	2,000	80,298
Elementis PLC	32,808	136,298
Fenner PLC	8,953	57,421
GlaxoSmithKline PLC sponsored ADR	53,397	2,810,284
Great Portland Estates PLC	17,772	163,280
Hilton Food Group PLC	4,200	28,823
HSBC Holdings PLC sponsored ADR	84,258	4,637,560
Imperial Tobacco Group PLC	35,990	1,343,981
InterContinental Hotel Group PLC ADR	54,247	1,592,149
ITV PLC	304,819	933,018
Johnson Matthey PLC	29,077	1,400,527
Kingfisher PLC	152,227	921,405
Legal & General Group PLC	392,124	1,359,947
Meggitt PLC	14,735	135,259
Common Stocks - continued
	Shares	Value
United Kingdom - continued
National Grid PLC	122,891	$ 1,544,342
Next PLC	7,800	680,980
Persimmon PLC	4,537	92,024
Prudential PLC	176,390	3,607,310
Reckitt Benckiser Group PLC	26,051	2,025,018
Reed Elsevier PLC	74,513	1,044,204
Rexam PLC	86,188	717,917
Rolls-Royce Group PLC	127,052	2,342,725
Rotork PLC	22,403	1,028,417
Royal Dutch Shell PLC Class A sponsored ADR	50,889	3,392,261
SABMiller PLC	45,563	2,377,233
Serco Group PLC	101,845	909,571
Shaftesbury PLC	49,537	471,800
Spectris PLC	5,170	191,655
Spirax-Sarco Engineering PLC	4,807	224,906
Standard Chartered PLC (United Kingdom)	76,604	1,841,789
Taylor Wimpey PLC	270,787	478,466
Ted Baker PLC	2,575	70,478
Tesco PLC	211,773	1,236,666
Tullow Oil PLC	35,500	536,478
Ultra Electronics Holdings PLC	5,001	155,080
Unite Group PLC	76,402	485,112
Vodafone Group PLC sponsored ADR	114,232	4,206,022
TOTAL UNITED KINGDOM		58,127,147
United States of America - 5.7%
AbbVie, Inc.	15,329	742,690
ANSYS, Inc. (a)	400	34,980
Autoliv, Inc.	17,254	1,539,574
Berkshire Hathaway, Inc. Class B (a)	4,316	496,685
BorgWarner, Inc.	13,097	1,350,694
BPZ Energy, Inc. (a)	15,547	31,249
Broadridge Financial Solutions, Inc.	1,140	40,082
Cabot Corp.	7,508	349,948
Cummins, Inc.	6,191	786,381
Dril-Quip, Inc. (a)	1,070	125,639
Evercore Partners, Inc. Class A	2,160	109,015
FMC Technologies, Inc. (a)	10,803	546,092
Google, Inc. Class A (a)	600	618,348
Greenhill & Co., Inc.	1,420	72,846
Kansas City Southern	517	62,826
Kennedy-Wilson Holdings, Inc.	5,183	103,867
Common Stocks - continued
	Shares	Value
United States of America - continued
KLA-Tencor Corp.	8,500	$ 557,600
Martin Marietta Materials, Inc.	7,780	763,140
MasterCard, Inc. Class A	2,409	1,727,494
Mead Johnson Nutrition Co. Class A	16,700	1,363,722
Mohawk Industries, Inc. (a)	6,035	799,155
National Oilwell Varco, Inc.	9,546	774,944
Oceaneering International, Inc.	1,250	107,350
Philip Morris International, Inc.	10,000	891,200
PriceSmart, Inc.	8,085	919,992
ResMed, Inc.	15,420	797,831
Sohu.com, Inc. (a)	5,600	374,976
Solera Holdings, Inc.	12,873	723,720
SS&C Technologies Holdings, Inc. (a)	19,854	780,262
Union Pacific Corp.	3,900	590,460
Visa, Inc. Class A	8,601	1,691,559
TOTAL UNITED STATES OF AMERICA		19,874,321
TOTAL COMMON STOCKS (Cost $279,749,091)		339,377,631
Nonconvertible Preferred Stocks - 0.8%

Brazil - 0.2%
Banco ABC Brasil SA	5,994	36,897
Klabin SA (PN) (non-vtg.)	124,100	659,222
TOTAL BRAZIL		696,119
Germany - 0.6%
Sartorius AG (non-vtg.)	800	84,398
Volkswagen AG	7,390	1,878,322
TOTAL GERMANY		1,962,720
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	8,544,272	13,700
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,154,229)		2,672,539
Money Market Funds - 1.2%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b) (Cost $4,180,055)	4,180,055	$ 4,180,055
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $286,083,375)		346,230,225
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,255,209
NET ASSETS - 100%		$ 347,485,434
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,651
Fidelity Securities Lending Cash Central Fund	117,973
Total	$ 125,624
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 45,862,668	$ 34,330,500	$ 11,441,526	$ 90,642
Consumer Staples	47,931,001	31,254,840	16,676,161	-
Energy	15,259,371	9,768,603	5,490,768	-
Financials	85,212,436	60,767,201	24,445,235	-
Health Care	32,901,496	22,458,101	10,443,395	-
Industrials	44,536,699	35,172,801	9,363,898	-
Information Technology	19,752,010	11,654,503	8,097,507	-
Materials	22,658,420	16,715,477	5,942,943	-
Telecommunication Services	19,997,074	12,671,219	7,325,855	-
Utilities	7,938,995	4,997,458	2,941,537	-
Money Market Funds	4,180,055	4,180,055	-	-
Total Investments in Securities:	$ 346,230,225	$ 243,970,758	$ 102,168,825	$ 90,642

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 27,446,870
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $281,903,320)	$ 342,050,170
Fidelity Central Funds (cost $4,180,055)	4,180,055
Total Investments (cost $286,083,375)		$ 346,230,225
Cash		98,120
Foreign currency held at value (cost $48,734)		48,356
Receivable for investments sold		5,463,171
Receivable for fund shares sold		129,490
Dividends receivable		652,586
Distributions receivable from Fidelity Central Funds		461
Prepaid expenses		1,143
Receivable from investment adviser for expense reductions		1,873
Other receivables		19,410
Total assets		352,644,835

Liabilities
Payable for investments purchased Regular delivery	$ 4,152,032
Delayed delivery	3,376
Payable for fund shares redeemed	510,377
Accrued management fee	211,644
Distribution and service plan fees payable	8,092
Other affiliated payables	52,427
Other payables and accrued expenses	221,453
Total liabilities		5,159,401

Net Assets		$ 347,485,434
Net Assets consist of:
Paid in capital		$ 304,386,459
Undistributed net investment income		4,647,078
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,575,548)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		60,027,445
Net Assets		$ 347,485,434

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,033,736 ÷ 1,091,791 shares)	$ 8.27

Maximum offering price per share (100/94.25 of $8.27)	$ 8.77
Class T: Net Asset Value and redemption price per share ($7,908,968 ÷ 950,538 shares)	$ 8.32

Maximum offering price per share (100/96.50 of $8.32)	$ 8.62
Class B: Net Asset Value and offering price per share ($191,605 ÷ 23,044 shares)A	$ 8.31

Class C: Net Asset Value and offering price per share ($3,584,459 ÷ 433,098 shares)A	$ 8.28

Total International Equity: Net Asset Value, offering price and redemption price per share ($324,394,605 ÷ 39,121,493 shares)	$ 8.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,372,061 ÷ 287,233 shares)	$ 8.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 9,425,071
Interest		291
Income from Fidelity Central Funds		125,624
Income before foreign taxes withheld		9,550,986
Less foreign taxes withheld		(700,335)
Total income		8,850,651

Expenses
Management fee Basic fee	$ 2,364,132
Performance adjustment	228,686
Transfer agent fees	478,126
Distribution and service plan fees	79,485
Accounting and security lending fees	174,309
Custodian fees and expenses	273,120
Independent trustees' compensation	1,910
Registration fees	73,943
Audit	93,320
Legal	893
Miscellaneous	2,714
Total expenses before reductions	3,770,638
Expense reductions	(85,967)	3,684,671
Net investment income (loss)		5,165,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,824,925
Foreign currency transactions	(119,832)
Futures contracts	(175,371)
Total net realized gain (loss)		8,529,722
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $90,453)	44,707,928
Assets and liabilities in foreign currencies	18,535
Total change in net unrealized appreciation (depreciation)		44,726,463
Net gain (loss)		53,256,185
Net increase (decrease) in net assets resulting from operations		$ 58,422,165

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,165,980	$ 5,615,371
Net realized gain (loss)	8,529,722	9,140,393
Change in net unrealized appreciation (depreciation)	44,726,463	20,537,189
Net increase (decrease) in net assets resulting from operations	58,422,165	35,292,953
Distributions to shareholders from net investment income	(5,845,552)	(1,867,192)
Distributions to shareholders from net realized gain	(9,769,201)	-
Total distributions	(15,614,753)	(1,867,192)
Share transactions - net increase (decrease)	10,109,727	122,647,348
Redemption fees	2,498	3,128
Total increase (decrease) in net assets	52,919,637	156,076,237

Net Assets
Beginning of period	294,565,797	138,489,560
End of period (including undistributed net investment income of $4,647,078 and undistributed net investment income of $5,300,982, respectively)	$ 347,485,434	$ 294,565,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.31	$ 6.67	$ 7.36	$ 6.40	$ 4.90
Income from Investment Operations
Net investment income (loss) C	.09	.13	.11	.08	.06
Net realized and unrealized gain (loss)	1.24	.59	(.69)	.95	1.55
Total from investment operations	1.33	.72	(.58)	1.03	1.61
Distributions from net investment income	(.13)	(.08)	(.09)	(.04)	(.11)
Distributions from net realized gain	(.25)	-	(.02)	(.03)	-
Total distributions	(.37) H	(.08)	(.11)	(.07)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.27	$ 7.31	$ 6.67	$ 7.36	$ 6.40
Total Return A, B	19.00%	10.88%	(8.03)%	16.17%	33.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.57%	1.73%	2.02%	2.09%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.43%	1.42%	1.42%	1.47%	1.47%
Net investment income (loss)	1.21%	1.88%	1.44%	1.15%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,034	$ 5,767	$ 4,307	$ 5,029	$ 3,727
Portfolio turnover rate E	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 6.73	$ 7.41	$ 6.40	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.07	.11	.09	.06	.04
Net realized and unrealized gain (loss)	1.25	.59	(.68)	.95	1.57
Total from investment operations	1.32	.70	(.59)	1.01	1.61
Distributions from net investment income	(.13)	(.06)	(.07)	-	(.09)
Distributions from net realized gain	(.25)	-	(.02)	-	-
Total distributions	(.37) H	(.06)	(.09)	-	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.32	$ 7.37	$ 6.73	$ 7.41	$ 6.40
Total Return A, B	18.73%	10.52%	(8.08)%	15.78%	33.74%
Ratios to Average Net Assets D, F
Expenses before reductions	1.75%	1.84%	2.02%	2.31%	2.34%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.67%	1.67%	1.72%	1.72%
Net investment income (loss)	.96%	1.63%	1.19%	.90%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,909	$ 2,348	$ 997	$ 1,004	$ 1,526
Portfolio turnover rate E	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.33	$ 6.68	$ 7.37	$ 6.39	$ 4.86
Income from Investment Operations
Net investment income (loss) C	.04	.08	.05	.03	.02
Net realized and unrealized gain (loss)	1.24	.59	(.68)	.95	1.56
Total from investment operations	1.28	.67	(.63)	.98	1.58
Distributions from net investment income	(.05)	(.02)	(.04)	-	(.05)
Distributions from net realized gain	(.25)	-	(.02)	-	-
Total distributions	(.30)	(.02)	(.06)	-	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.31	$ 7.33	$ 6.68	$ 7.37	$ 6.39
Total Return A, B	18.05%	10.05%	(8.66)%	15.34%	32.95%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.34%	2.51%	2.81%	2.82%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.17%	2.17%	2.22%	2.22%
Net investment income (loss)	.46%	1.13%	.69%	.40%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 192	$ 220	$ 254	$ 327	$ 1,337
Portfolio turnover rate E	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.31	$ 6.67	$ 7.36	$ 6.39	$ 4.86
Income from Investment Operations
Net investment income (loss) C	.04	.08	.05	.03	.02
Net realized and unrealized gain (loss)	1.25	.58	(.69)	.94	1.56
Total from investment operations	1.29	.66	(.64)	.97	1.58
Distributions from net investment income	(.08)	(.02)	(.03)	-	(.05)
Distributions from net realized gain	(.25)	-	(.02)	-	-
Total distributions	(.32) H	(.02)	(.05)	-	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.28	$ 7.31	$ 6.67	$ 7.36	$ 6.39
Total Return A, B	18.30%	9.98%	(8.72)%	15.18%	33.10%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.31%	2.51%	2.80%	2.85%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.17%	2.17%	2.22%	2.22%
Net investment income (loss)	.46%	1.13%	.69%	.40%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,584	$ 2,737	$ 1,396	$ 1,423	$ 1,714
Portfolio turnover rate E	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.32	$ 6.69	$ 7.37	$ 6.41	$ 4.91
Income from Investment Operations
Net investment income (loss) B	.12	.15	.12	.09	.07
Net realized and unrealized gain (loss)	1.24	.58	(.68)	.96	1.55
Total from investment operations	1.36	.73	(.56)	1.05	1.62
Distributions from net investment income	(.15)	(.10)	(.10)	(.06)	(.12)
Distributions from net realized gain	(.25)	-	(.02)	(.03)	-
Total distributions	(.39) G	(.10)	(.12)	(.09)	(.12)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 7.32	$ 6.69	$ 7.37	$ 6.41
Total Return A	19.48%	11.03%	(7.70)%	16.45%	34.23%
Ratios to Average Net Assets C, E
Expenses before reductions	1.09%	1.16%	1.42%	1.79%	1.87%
Expenses net of fee waivers, if any	1.09%	1.16%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.07%	1.13%	1.17%	1.22%	1.22%
Net investment income (loss)	1.57%	2.16%	1.69%	1.40%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 324,395	$ 281,979	$ 131,338	$ 60,826	$ 33,061
Portfolio turnover rate D	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.30	$ 6.67	$ 7.35	$ 6.41	$ 4.91
Income from Investment Operations
Net investment income (loss) B	.11	.14	.12	.10	.07
Net realized and unrealized gain (loss)	1.24	.59	(.68)	.95	1.55
Total from investment operations	1.35	.73	(.56)	1.05	1.62
Distributions from net investment income	(.15)	(.10)	(.10)	(.08)	(.12)
Distributions from net realized gain	(.25)	-	(.02)	(.03)	-
Total distributions	(.39) G	(.10)	(.12)	(.11)	(.12)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.26	$ 7.30	$ 6.67	$ 7.35	$ 6.41
Total Return A	19.40%	11.06%	(7.72)%	16.48%	34.23%
Ratios to Average Net Assets C, E
Expenses before reductions	1.21%	1.27%	1.48%	1.82%	1.80%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.18%	1.17%	1.17%	1.23%	1.22%
Net investment income (loss)	1.46%	2.13%	1.69%	1.40%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,372	$ 1,514	$ 197	$ 28	$ 1,308
Portfolio turnover rate D	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 63,585,282
Gross unrealized depreciation	(5,613,524)
Net unrealized appreciation (depreciation) on securities and other investments	$ 57,971,758

Tax Cost	$ 288,258,467

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 3,268,059
Undistributed ordinary income	$ 8,977,623
Capital loss carryforward	$ (26,999,061)
Net unrealized appreciation (depreciation)	$ 57,977,944

Capital loss carry forwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2012 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration:
2016	$ (2,434,120)
2017	(15,708,944)
2019	(8,855,997)
Total capital loss carryforward	$ (26,999,061)

Due to large subscriptions in a prior period, $26,999,061 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $4,535,766 per year.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 15,216,010	$ 1,867,192
Long-term	398,743	-
Total	$ 15,614,753	$ 1,867,192

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(175,371) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $291,344,236 and $292,758,849, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 19,245	$ 355
Class T	.25%	.25%	26,314	52
Class B	.75%	.25%	2,095	1,584
Class C	.75%	.25%	31,831	4,423
			$ 79,485	$ 6,414

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares. For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,610
Class T	1,591
Class B*	630
Class C*	352
$ 6,183

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 22,457.29
Class T	15,623.29
Class B	627.30
Class C	9,616.30
Total International Equity	424,331.13
Institutional Class	5,472.26
	$ 478,126

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $625 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $721 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $117,973. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$ 3,717
Class T	1.70%	2,651
Class B	2.20%	120
Class C	2.20%	1,829
Institutional Class	1.20%	308
		$ 8,625

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $73,605 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $3,737.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 102,760	$ 48,329
Class T	49,034	9,062
Class B	1,541	714
Class C	28,314	4,731
Total International Equity	5,630,153	1,801,469
Institutional Class	33,750	2,887
Total	$ 5,845,552	$ 1,867,192
From net realized gain
Class A	$ 199,811	$ -
Class T	93,853	-
Class B	6,990	-
Class C	92,492	-
Total International Equity	9,320,186	-
Institutional Class	55,869	-
Total	$ 9,769,201	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	510,102	388,955	$ 3,880,513	$ 2,677,369
Reinvestment of distributions	41,103	7,157	293,886	46,237
Shares redeemed	(248,440)	(252,362)	(1,903,860)	(1,699,392)
Net increase (decrease)	302,765	143,750	$ 2,270,539	$ 1,024,214
Class T
Shares sold	807,518	207,939	$ 6,202,497	$ 1,463,372
Reinvestment of distributions	19,724	1,377	142,209	8,993
Shares redeemed	(195,438)	(38,757)	(1,518,035)	(259,817)
Net increase (decrease)	631,804	170,559	$ 4,826,671	$ 1,212,548
Class B
Shares sold	827	4,797	$ 6,304	$ 32,306
Reinvestment of distributions	1,165	108	8,437	705
Shares redeemed	(8,955)	(12,955)	(69,218)	(88,815)
Net increase (decrease)	(6,963)	(8,050)	$ (54,477)	$ (55,804)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class C
Shares sold	129,341	258,694	$ 986,204	$ 1,733,640
Reinvestment of distributions	12,546	710	90,328	4,622
Shares redeemed	(83,065)	(94,222)	(635,648)	(638,538)
Net increase (decrease)	58,822	165,182	$ 440,884	$ 1,099,724
Total International Equity
Shares sold	10,376,724	32,478,543	$ 77,880,274	$ 209,916,522
Reinvestment of distributions	2,062,441	266,160	14,746,450	1,719,395
Shares redeemed	(11,840,491)	(13,867,286)	(90,585,484)	(93,416,780)
Net increase (decrease)	598,674	18,877,417	$ 2,041,240	$ 118,219,137
Institutional Class
Shares sold	142,800	198,611	$ 1,078,337	$ 1,289,078
Reinvestment of distributions	12,587	448	89,619	2,887
Shares redeemed	(75,629)	(21,161)	(583,086)	(144,436)
Net increase (decrease)	79,758	177,898	$ 584,870	$ 1,147,529

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 71% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.103	$0.181
Class T	12/09/13	12/06/13	$0.093	$0.181
Class B	12/09/13	12/06/13	$0.033	$0.181
Class C	12/09/13	12/06/13	$0.052	$0.181

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $3,356,997, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designates 2% of the dividends distributed in December 2012 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 41%, Class T designates 40%, Class B designates 50%, and Class C designates 47% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/2012	0.128	0.0114
Class T	12/10/2012	0.129	0.0114
Class B	12/10/2012	0.104	0.0114
Class C	12/10/2012	0.111	0.0114

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods, and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ATIE-UANN-1213
1.853363.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total International Equity

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
Total International Equity Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Institutional Class	19.40%	13.86%	-1.03%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Jed Weiss, Co-Portfolio Manager of Fidelity Advisor® Total International Equity Fund: For the year, the fund's Institutional Class shares gained 19.40%, trailing the 20.42% advance the MSCI® ACWI® (All Country World Index) ex USA Index. On a relative basis, the fund was hurt the most by disappointing stock selection in Europe ex U.K. On the positive side, the fund's investments in U.S.-based companies proved helpful, as did a big underweighting in poor-performing Canada. On an individual basis, the biggest relative detractor was Japanese automaker Toyota Motor, a strong-performing benchmark component we mostly avoided. Instead, we opted to hold DENSO, a Japanese auto-parts supplier, and its relative contribution offset some of the negative impact from our Toyota underweighting. Several of the fund's notable detractors were emerging-markets stocks, including South Africa-based gold miner AngloGold Ashanti - which we sold in May - and China Food, an out-of-index bottler of Coca-Cola beverages in China, as well as a distributor of wine. On the positive side, Dutch semiconductor company ASML Holding, a dominant player in the market for lithography, was a strong relative contributor, as was Sands China, a Hong Kong-listed casino operator.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.45%
Actual		$ 1,000.00	$ 1,048.20	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,047.90	$ 8.78
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.19%
Actual		$ 1,000.00	$ 1,044.00	$ 11.28
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Class C	2.20%
Actual		$ 1,000.00	$ 1,045.50	$ 11.34
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Total International Equity	1.10%
Actual		$ 1,000.00	$ 1,050.70	$ 5.69
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,050.90	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom 16.7%
Japan 14.4%
United States of America* 7.3%
France 7.1%
Switzerland 6.8%
Germany 5.2%
Australia 3.8%
India 3.0%
Korea (South) 2.7%
Other 33.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of April 30, 2013
United Kingdom 17.0%
Japan 12.6%
United States of America* 7.8%
Switzerland 6.9%
Germany 4.6%
Australia 4.5%
France 4.3%
Taiwan 3.9%
India 3.1%
Other 35.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	97.7
Short-Term Investments and Net Other Assets (Liabilities)	1.6	2.3
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	1.6	1.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.5	1.3
Sanofi SA (France, Pharmaceuticals)	1.5	1.6
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.4	1.2
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.3	1.4
Total SA (France, Oil, Gas & Consumable Fuels)	1.3	0.0
UBS AG (NY Shares) (Switzerland, Capital Markets)	1.3	1.0
DENSO Corp. (Japan, Auto Components)	1.2	1.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.2	1.2
Novartis AG (Switzerland, Pharmaceuticals)	1.1	1.1
	13.4
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.3	22.5
Consumer Staples	13.8	14.8
Consumer Discretionary	13.2	11.9
Industrials	12.9	12.6
Health Care	9.3	9.3
Materials	6.3	7.6
Telecommunication Services	5.9	4.4
Information Technology	5.9	6.3
Energy	4.5	5.1
Utilities	2.3	3.2

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 3.8%
Ansell Ltd.	31,550	$ 581,182
Australia & New Zealand Banking Group Ltd.	89,158	2,851,618
Coca-Cola Amatil Ltd.	85,155	1,038,247
CSL Ltd.	33,066	2,172,037
Imdex Ltd.	41,667	28,355
Ramsay Health Care Ltd.	2,307	84,602
RCG Corp. Ltd.	60,000	41,965
Sydney Airport unit	173,635	687,626
Telstra Corp. Ltd.	217,906	1,066,841
Transurban Group unit	170,303	1,142,829
Westfield Group unit	64,761	662,280
Westpac Banking Corp.	89,139	2,888,923
TOTAL AUSTRALIA		13,246,505
Austria - 0.5%
Andritz AG	24,961	1,537,626
Zumtobel AG	3,700	66,137
TOTAL AUSTRIA		1,603,763
Bailiwick of Guernsey - 0.0%
Resolution Ltd.	28,414	162,828
Bailiwick of Jersey - 0.6%
Informa PLC	157,001	1,408,460
Wolseley PLC	12,400	668,239
TOTAL BAILIWICK OF JERSEY		2,076,699
Belgium - 2.3%
Anheuser-Busch InBev SA NV	47,671	4,941,754
Gimv NV	1,919	97,186
KBC Ancora (a)	3,381	110,127
KBC Groupe SA	29,097	1,586,184
UCB SA	7,688	505,426
Umicore SA	17,794	848,855
TOTAL BELGIUM		8,089,532
Bermuda - 1.9%
China Foods Ltd.	1,106,000	502,144
Credicorp Ltd.	7,500	1,024,500
Dairy Farm International Holdings Ltd.	45,900	520,047
Hongkong Land Holdings Ltd.	87,000	535,920
Lazard Ltd. Class A	15,900	614,535
Li & Fung Ltd.	342,000	483,467
Common Stocks - continued
	Shares	Value
Bermuda - continued
Shangri-La Asia Ltd.	414,000	$ 758,261
Texwinca Holdings Ltd.	806,000	824,401
Trinity Ltd.	930,000	347,865
Yue Yuen Industrial (Holdings) Ltd.	339,000	931,343
TOTAL BERMUDA		6,542,483
Brazil - 2.2%
Arezzo Industria e Comercio SA	2,500	37,385
Banco Bradesco SA	77,610	1,244,074
BM&F Bovespa SA	150,900	850,758
BTG Pactual Participations Ltd. unit	47,700	638,143
Companhia de Bebidas das Americas (AmBev)	300	11,175
Fleury SA	67,700	524,326
Hypermarcas SA	84,400	736,550
Iguatemi Empresa de Shopping Centers SA	50,500	580,473
Souza Cruz SA	61,400	664,102
Telefonica Brasil SA	28,500	561,553
Terna Participacoes SA unit	51,600	500,982
Tractebel Energia SA	46,900	797,648
Weg SA	48,000	623,516
TOTAL BRAZIL		7,770,685
British Virgin Islands - 0.0%
Gem Diamonds Ltd. (a)	18,923	48,394
Canada - 0.1%
Pason Systems, Inc.	6,400	133,015
ShawCor Ltd. Class A	1,500	63,056
TAG Oil Ltd. (a)(c)	9,800	39,852
TOTAL CANADA		235,923
Cayman Islands - 1.6%
Ginko International Co. Ltd.	20,000	381,179
Gourmet Master Co. Ltd.	96,000	639,239
Hengan International Group Co. Ltd.	50,000	612,344
Lifestyle International Holdings Ltd.	51,000	111,170
Sands China Ltd.	281,400	1,999,889
SITC International Holdings Co. Ltd.	1,087,000	459,868
Wynn Macau Ltd.	355,200	1,362,982
TOTAL CAYMAN ISLANDS		5,566,671
Chile - 1.5%
Cencosud SA	175,326	715,303
Common Stocks - continued
	Shares	Value
Chile - continued
Compania Cervecerias Unidas SA sponsored ADR	35,855	$ 956,970
Embotelladora Andina SA sponsored ADR	18,000	615,600
Empresa Nacional de Telecomunicaciones SA (ENTEL)	46,696	718,603
Inversiones Aguas Metropolitanas SA	254,947	472,815
Parque Arauco SA	285,766	551,728
Quinenco SA	275,436	736,647
Quinenco SA rights 11/5/13 (a)	65,950	25,749
Sociedad Matriz SAAM SA	5,792,804	582,277
TOTAL CHILE		5,375,692
China - 0.7%
China Communications Services Corp. Ltd. (H Shares)	790,000	484,006
China Pacific Insurance Group Co. Ltd. (H Shares)	185,800	671,018
China Telecom Corp. Ltd. (H Shares)	1,202,000	627,871
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	536,000	503,299
TOTAL CHINA		2,286,194
Denmark - 0.9%
A.P. Moller - Maersk A/S Series B	81	783,716
Jyske Bank A/S (Reg.) (a)	1,654	93,370
Novo Nordisk A/S Series B sponsored ADR	14,000	2,333,380
Spar Nord Bank A/S (a)	11,331	101,073
TOTAL DENMARK		3,311,539
Finland - 1.0%
Nokia Corp. (a)	77,916	592,223
Nokian Tyres PLC	29,458	1,490,673
Sampo Oyj (A Shares)	26,099	1,236,359
Tikkurila Oyj	3,580	92,792
TOTAL FINLAND		3,412,047
France - 7.1%
Arkema SA	7,278	826,308
Atos Origin SA	10,134	865,193
BNP Paribas SA	33,579	2,486,582
Cap Gemini SA	11,002	723,744
Carrefour SA	26,773	980,751
Danone SA	18,480	1,370,482
GDF Suez	51,369	1,279,146
Havas SA	70,377	586,322
Kering SA	3,113	707,334
Laurent-Perrier Group SA	859	80,254
Remy Cointreau SA	6,481	639,553
Common Stocks - continued
	Shares	Value
France - continued
Renault SA	10,870	$ 952,086
Safran SA	21,914	1,400,657
Saft Groupe SA	2,521	80,027
Sanofi SA	49,051	5,229,976
Schneider Electric SA	4,741	399,422
Total SA	74,087	4,545,458
Vetoquinol SA	1,500	59,714
Virbac SA	410	82,472
Vivendi SA	52,852	1,341,550
TOTAL FRANCE		24,637,031
Germany - 4.6%
Allianz SE	11,227	1,888,665
alstria office REIT-AG	2,900	36,768
BASF AG	23,711	2,466,996
Bayer AG	25,993	3,230,629
Bilfinger Berger AG	1,120	124,346
CompuGROUP Holding AG	4,546	118,478
CTS Eventim AG	4,483	218,820
Deutsche Bank AG	10,780	520,988
Deutsche Bank AG (NY Shares)	300	14,496
Deutsche Post AG	34,917	1,181,658
Fielmann AG	1,079	120,717
Fresenius SE & Co. KGaA	5,500	714,876
HeidelbergCement Finance AG	9,123	719,175
Linde AG	14,649	2,783,561
Siemens AG	10,138	1,295,558
Siemens AG sponsored ADR	4,769	610,480
TOTAL GERMANY		16,046,211
Greece - 0.0%
Titan Cement Co. SA (Reg.) (a)	3,444	93,989
Hong Kong - 1.4%
China Insurance International Holdings Co. Ltd. (a)	717,800	1,120,261
Dah Chong Hong Holdings Ltd.	630,000	534,683
Hang Lung Properties Ltd.	261,000	860,125
HKT Trust / HKT Ltd. unit	641,000	594,452
Hysan Development Co. Ltd.	140,000	654,585
Lenovo Group Ltd.	628,000	672,307
Wing Hang Bank Ltd.	37,562	534,385
TOTAL HONG KONG		4,970,798
Common Stocks - continued
	Shares	Value
Hungary - 0.2%
Richter Gedeon PLC	38,800	$ 737,790
India - 3.0%
Bank of Baroda	49,621	517,677
Cipla Ltd.	86,552	580,347
Container Corp. of India Ltd.	44,711	549,201
Grasim Industries Ltd.	15,533	730,141
Housing Development Finance Corp. Ltd.	120,022	1,665,338
IDFC Ltd.	457,281	784,718
Infosys Ltd.	23,850	1,271,037
Jyothy Laboratories Ltd. (a)	32,119	96,580
Kotak Mahindra Bank Ltd.	54,534	665,879
Larsen & Toubro Ltd.	62,294	984,286
NTPC Ltd.	524,093	1,268,049
Prestige Estates Projects Ltd. (a)	272,850	633,377
Punjab National Bank	57,188	530,472
TOTAL INDIA		10,277,102
Indonesia - 0.5%
PT Bank Rakyat Indonesia Tbk	821,000	575,371
PT Semen Gresik (Persero) Tbk	438,500	558,212
PT Wijaya Karya Persero Tbk	3,288,500	560,114
TOTAL INDONESIA		1,693,697
Ireland - 0.7%
CRH PLC sponsored ADR	39,729	972,566
FBD Holdings PLC	5,372	115,972
James Hardie Industries PLC:
CDI	8,082	83,491
sponsored ADR	24,355	1,268,408
TOTAL IRELAND		2,440,437
Israel - 0.2%
Azrieli Group	14,096	453,311
Ituran Location & Control Ltd.	2,761	50,526
Strauss Group Ltd.	2,359	41,664
TOTAL ISRAEL		545,501
Italy - 0.5%
Azimut Holding SpA	8,114	206,124
Beni Stabili SpA SIIQ	145,810	100,175
Interpump Group SpA	53,591	596,658
Common Stocks - continued
	Shares	Value
Italy - continued
Prada SpA	68,900	$ 671,848
Unione di Banche Italiane ScpA	44,737	309,782
TOTAL ITALY		1,884,587
Japan - 14.4%
AEON Financial Service Co. Ltd.	8,800	270,250
AEON Mall Co. Ltd.	36,130	1,026,127
Air Water, Inc.	29,500	421,681
Anicom Holdings, Inc. (a)	2,500	29,626
Aozora Bank Ltd.	243,000	706,409
ARNEST ONE Corp.	2,300	63,061
Artnature, Inc.	4,000	85,376
Asahi Co. Ltd.	4,000	67,805
Astellas Pharma, Inc.	11,700	652,233
Autobacs Seven Co. Ltd.	27,400	399,505
Azbil Corp.	4,200	101,197
Coca-Cola Central Japan Co. Ltd.	3,800	67,300
Cosmos Pharmaceutical Corp.	700	85,281
Daikin Industries Ltd.	9,300	535,061
Daikokutenbussan Co. Ltd.	5,000	150,040
DENSO Corp.	88,900	4,273,282
Dentsu, Inc.	14,400	544,064
East Japan Railway Co.	10,400	903,455
Fanuc Corp.	6,800	1,090,772
Fast Retailing Co. Ltd.	3,900	1,312,786
FCC Co. Ltd.	6,800	155,345
GCA Savvian Group Corp.	4,700	51,811
Glory Ltd.	2,000	49,594
Goldcrest Co. Ltd.	6,260	167,479
Hajime Construction Co. Ltd.	400	27,581
Harmonic Drive Systems, Inc.	3,000	64,584
Hoya Corp.	35,500	851,268
Isuzu Motors Ltd.	82,000	510,662
Itochu Corp.	66,200	795,999
Iwatsuka Confectionary Co. Ltd.	1,200	61,891
Japan Exchange Group, Inc.	15,600	362,671
Japan Tobacco, Inc.	66,500	2,406,215
JFE Holdings, Inc.	26,300	597,922
JTEKT Corp.	41,200	528,937
Kamigumi Co. Ltd.	6,000	52,190
Kansai Electric Power Co., Inc. (a)	40,900	517,672
KDDI Corp.	21,200	1,148,118
Common Stocks - continued
	Shares	Value
Japan - continued
Keyence Corp.	5,921	$ 2,537,681
Kobayashi Pharmaceutical Co. Ltd.	1,600	89,586
Kyoto Kimono Yuzen Co. Ltd.	2,800	29,424
Lasertec Corp. (a)	5,500	56,820
Leopalace21 Corp. (a)	31,800	220,772
Meiko Network Japan Co. Ltd.	2,700	31,169
Miraial Co. Ltd.	2,400	38,930
Mitsubishi Electric Corp.	62,000	681,502
Mitsui Fudosan Co. Ltd.	59,000	1,954,428
MS&AD Insurance Group Holdings, Inc.	29,400	760,206
Nabtesco Corp.	3,000	73,223
Nagaileben Co. Ltd.	5,100	84,161
ND Software Co. Ltd.	2,000	35,876
Nihon M&A Center, Inc.	2,300	177,389
Nihon Parkerizing Co. Ltd.	7,000	136,745
Nippon Seiki Co. Ltd.	7,000	114,127
Nippon Telegraph & Telephone Corp.	18,600	966,834
Nomura Holdings, Inc.	44,400	327,984
NS Tool Co. Ltd.	1,900	32,362
Obic Co. Ltd.	3,800	119,330
Omron Corp.	14,600	557,154
ORIX Corp.	67,100	1,162,245
OSG Corp.	10,200	165,002
Santen Pharmaceutical Co. Ltd.	12,800	649,801
Seven & i Holdings Co., Ltd.	24,100	891,908
Seven Bank Ltd.	339,600	1,201,931
Shinsei Bank Ltd.	552,000	1,292,401
SHO-BOND Holdings Co. Ltd.	17,200	805,430
Shoei Co. Ltd.	5,900	55,432
SoftBank Corp.	39,800	2,972,221
Software Service, Inc.	1,000	37,598
Sumitomo Corp.	54,800	713,129
Sumitomo Mitsui Financial Group, Inc.	57,200	2,764,813
Sumitomo Mitsui Trust Holdings, Inc.	192,000	948,305
Techno Medica Co. Ltd.	1,800	39,199
The Nippon Synthetic Chemical Industry Co. Ltd.	11,000	106,054
Tocalo Co. Ltd.	2,800	45,843
Tokyo Tatemono Co. Ltd.	47,000	441,236
Toyota Motor Corp.	22,000	1,426,440
Tsutsumi Jewelry Co. Ltd.	2,000	48,731
Unicharm Corp.	11,400	732,210
USS Co. Ltd.	163,500	2,394,375
Common Stocks - continued
	Shares	Value
Japan - continued
Workman Co. Ltd.	2,000	$ 78,379
Yamato Kogyo Co. Ltd.	25,500	945,137
TOTAL JAPAN		50,078,773
Korea (South) - 2.7%
Coway Co. Ltd.	2,497	142,581
E-Mart Co. Ltd.	5,451	1,304,607
Kiwoom Securities Co. Ltd.	13,501	707,311
Korea Electric Power Corp. (a)	32,950	879,523
Korea Plant Service & Engineering Co. Ltd.	18,239	924,598
KT Corp.	25,930	856,618
LG Corp.	17,494	1,033,538
LG Household & Health Care Ltd.	1,560	809,927
NICE Holdings Co. Ltd.	5,000	61,011
NICE Information Service Co. Ltd.	12,000	34,600
Samsung Fire & Marine Insurance Co. Ltd.	3,292	769,275
Shinhan Financial Group Co. Ltd.	30,630	1,334,912
TK Corp. (a)	27,242	553,167
TOTAL KOREA (SOUTH)		9,411,668
Luxembourg - 0.3%
Millicom International Cellular SA (depository receipt)	10,000	922,061
Malaysia - 0.4%
Axiata Group Bhd	104,300	227,005
Public Bank Bhd	71,500	414,526
YTL Corp. Bhd	1,298,600	678,818
TOTAL MALAYSIA		1,320,349
Mexico - 0.9%
Bolsa Mexicana de Valores S.A.B. de CV	221,300	527,500
Consorcio ARA S.A.B. de CV (a)	1,492,555	583,420
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	12,233	1,141,339
Grupo Televisa SA de CV	162,300	991,420
TOTAL MEXICO		3,243,679
Netherlands - 2.0%
Aalberts Industries NV	7,600	227,429
AEGON NV	51,215	407,512
ASM International NV (depositary receipt)	1,950	64,389
ASML Holding NV	12,776	1,209,121
Heijmans NV (Certificaten Van Aandelen)	8,481	112,836
ING Groep NV (Certificaten Van Aandelen) (a)	148,405	1,885,890
Common Stocks - continued
	Shares	Value
Netherlands - continued
Koninklijke Philips Electronics NV	38,309	$ 1,353,868
Royal DSM NV	11,256	852,629
Unilever NV (Certificaten Van Aandelen) (Bearer)	16,000	634,328
VastNed Retail NV	2,215	102,418
TOTAL NETHERLANDS		6,850,420
Nigeria - 0.1%
Guaranty Trust Bank PLC	3,130,003	498,672
Norway - 0.4%
Telenor ASA	56,208	1,350,189
Philippines - 0.4%
Jollibee Food Corp.	14,560	59,770
Security Bank Corp.	165,970	533,838
SM Investments Corp.	32,910	651,879
TOTAL PHILIPPINES		1,245,487
Poland - 0.2%
Warsaw Stock Exchange	49,938	723,046
Portugal - 0.5%
Jeronimo Martins SGPS SA	98,869	1,826,998
Russia - 0.1%
Moscow Exchange MICEX-RTS OAO	184,700	352,747
Singapore - 0.8%
Ezion Holdings Ltd.	269,000	485,075
Singapore Telecommunications Ltd.	394,000	1,198,937
United Overseas Bank Ltd.	58,746	985,563
TOTAL SINGAPORE		2,669,575
South Africa - 2.3%
African Bank Investments Ltd.	410,106	694,489
Bidvest Group Ltd.	31,600	842,698
Clicks Group Ltd.	118,211	736,556
Nampak Ltd.	25,130	83,110
Naspers Ltd. Class N	9,700	907,314
Remgro Ltd.	31,700	645,447
Sasol Ltd.	18,500	945,310
Shoprite Holdings Ltd.	48,300	884,327
Standard Bank Group Ltd.	83,671	1,062,854
Tiger Brands Ltd.	35,300	1,034,447
TOTAL SOUTH AFRICA		7,836,552
Common Stocks - continued
	Shares	Value
Spain - 1.9%
Amadeus IT Holding SA Class A	17,157	$ 637,116
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	169,876	1,984,152
Grifols SA	1,546	63,403
Inditex SA	12,680	2,083,169
International Consolidated Airlines Group SA CDI (a)	86,600	483,075
Prosegur Compania de Seguridad SA (Reg.)	74,476	442,905
Repsol YPF SA	33,855	909,220
TOTAL SPAIN		6,603,040
Sweden - 2.7%
ASSA ABLOY AB (B Shares)	30,400	1,509,198
Atlas Copco AB (A Shares)	51,459	1,427,817
Fagerhult AB	13,985	429,474
H&M Hennes & Mauritz AB (B Shares)	40,086	1,732,098
Intrum Justitia AB	25,963	691,139
SKF AB (B Shares)	32,800	869,092
Svenska Cellulosa AB (SCA) (B Shares)	24,176	686,474
Svenska Handelsbanken AB (A Shares)	42,293	1,916,224
Swedish Match Co. AB	3,900	128,675
TOTAL SWEDEN		9,390,191
Switzerland - 6.8%
Credit Suisse Group	16,189	503,607
Nestle SA	78,360	5,656,343
Novartis AG	47,854	3,714,551
Roche Holding AG (participation certificate)	18,964	5,250,187
Schindler Holding AG:
(participation certificate)	5,270	747,505
(Reg.)	2,001	284,487
Swatch Group AG (Bearer)	960	614,184
Swiss Re Ltd.	16,910	1,485,344
Syngenta AG (Switzerland)	2,230	900,065
UBS AG (NY Shares)	225,197	4,359,814
Zehnder Group AG	1,363	64,218
TOTAL SWITZERLAND		23,580,305
Taiwan - 1.7%
Chroma ATE, Inc.	325,116	691,431
CTCI Corp.	353,000	616,416
E.SUN Financial Holdings Co. Ltd.	1,122,485	749,340
King Slide Works Co. Ltd.	48,000	423,985
Standard Foods Corp.	18,550	56,718
Taiwan Semiconductor Manufacturing Co. Ltd.	536,035	1,971,867
Common Stocks - continued
	Shares	Value
Taiwan - continued
Unified-President Enterprises Corp.	540,988	$ 1,029,228
Wowprime Corp.	31,200	516,202
TOTAL TAIWAN		6,055,187
Turkey - 1.3%
Albaraka Turk Katilim Bankasi A/S (a)	113,907	101,568
Anadolu Efes Biracilik Ve Malt Sanayii A/S	57,000	728,115
Coca-Cola Icecek A/S	35,589	1,020,649
Enka Insaat ve Sanayi A/S	254,062	743,255
Tupras Turkiye Petrol Rafinelleri A/S	22,313	506,339
Turkiye Garanti Bankasi A/S	313,143	1,261,200
TOTAL TURKEY		4,361,126
United Kingdom - 16.7%
Babcock International Group PLC	49,400	1,009,902
Barclays PLC	467,229	1,965,850
Barclays PLC sponsored ADR	48,333	812,478
Bellway PLC	5,928	142,955
Berendsen PLC	7,328	114,031
BG Group PLC	103,727	2,118,033
BHP Billiton PLC	68,221	2,105,198
BHP Billiton PLC ADR	15,600	961,584
British American Tobacco PLC (United Kingdom)	15,840	873,929
Britvic PLC	9,817	98,379
BT Group PLC	124,647	754,193
Bunzl PLC	39,057	862,332
Compass Group PLC	65,914	948,008
Dechra Pharmaceuticals PLC	9,000	99,571
Derwent London PLC	2,000	80,298
Elementis PLC	32,808	136,298
Fenner PLC	8,953	57,421
GlaxoSmithKline PLC sponsored ADR	53,397	2,810,284
Great Portland Estates PLC	17,772	163,280
Hilton Food Group PLC	4,200	28,823
HSBC Holdings PLC sponsored ADR	84,258	4,637,560
Imperial Tobacco Group PLC	35,990	1,343,981
InterContinental Hotel Group PLC ADR	54,247	1,592,149
ITV PLC	304,819	933,018
Johnson Matthey PLC	29,077	1,400,527
Kingfisher PLC	152,227	921,405
Legal & General Group PLC	392,124	1,359,947
Meggitt PLC	14,735	135,259
Common Stocks - continued
	Shares	Value
United Kingdom - continued
National Grid PLC	122,891	$ 1,544,342
Next PLC	7,800	680,980
Persimmon PLC	4,537	92,024
Prudential PLC	176,390	3,607,310
Reckitt Benckiser Group PLC	26,051	2,025,018
Reed Elsevier PLC	74,513	1,044,204
Rexam PLC	86,188	717,917
Rolls-Royce Group PLC	127,052	2,342,725
Rotork PLC	22,403	1,028,417
Royal Dutch Shell PLC Class A sponsored ADR	50,889	3,392,261
SABMiller PLC	45,563	2,377,233
Serco Group PLC	101,845	909,571
Shaftesbury PLC	49,537	471,800
Spectris PLC	5,170	191,655
Spirax-Sarco Engineering PLC	4,807	224,906
Standard Chartered PLC (United Kingdom)	76,604	1,841,789
Taylor Wimpey PLC	270,787	478,466
Ted Baker PLC	2,575	70,478
Tesco PLC	211,773	1,236,666
Tullow Oil PLC	35,500	536,478
Ultra Electronics Holdings PLC	5,001	155,080
Unite Group PLC	76,402	485,112
Vodafone Group PLC sponsored ADR	114,232	4,206,022
TOTAL UNITED KINGDOM		58,127,147
United States of America - 5.7%
AbbVie, Inc.	15,329	742,690
ANSYS, Inc. (a)	400	34,980
Autoliv, Inc.	17,254	1,539,574
Berkshire Hathaway, Inc. Class B (a)	4,316	496,685
BorgWarner, Inc.	13,097	1,350,694
BPZ Energy, Inc. (a)	15,547	31,249
Broadridge Financial Solutions, Inc.	1,140	40,082
Cabot Corp.	7,508	349,948
Cummins, Inc.	6,191	786,381
Dril-Quip, Inc. (a)	1,070	125,639
Evercore Partners, Inc. Class A	2,160	109,015
FMC Technologies, Inc. (a)	10,803	546,092
Google, Inc. Class A (a)	600	618,348
Greenhill & Co., Inc.	1,420	72,846
Kansas City Southern	517	62,826
Kennedy-Wilson Holdings, Inc.	5,183	103,867
Common Stocks - continued
	Shares	Value
United States of America - continued
KLA-Tencor Corp.	8,500	$ 557,600
Martin Marietta Materials, Inc.	7,780	763,140
MasterCard, Inc. Class A	2,409	1,727,494
Mead Johnson Nutrition Co. Class A	16,700	1,363,722
Mohawk Industries, Inc. (a)	6,035	799,155
National Oilwell Varco, Inc.	9,546	774,944
Oceaneering International, Inc.	1,250	107,350
Philip Morris International, Inc.	10,000	891,200
PriceSmart, Inc.	8,085	919,992
ResMed, Inc.	15,420	797,831
Sohu.com, Inc. (a)	5,600	374,976
Solera Holdings, Inc.	12,873	723,720
SS&C Technologies Holdings, Inc. (a)	19,854	780,262
Union Pacific Corp.	3,900	590,460
Visa, Inc. Class A	8,601	1,691,559
TOTAL UNITED STATES OF AMERICA		19,874,321
TOTAL COMMON STOCKS (Cost $279,749,091)		339,377,631
Nonconvertible Preferred Stocks - 0.8%

Brazil - 0.2%
Banco ABC Brasil SA	5,994	36,897
Klabin SA (PN) (non-vtg.)	124,100	659,222
TOTAL BRAZIL		696,119
Germany - 0.6%
Sartorius AG (non-vtg.)	800	84,398
Volkswagen AG	7,390	1,878,322
TOTAL GERMANY		1,962,720
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	8,544,272	13,700
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,154,229)		2,672,539
Money Market Funds - 1.2%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b) (Cost $4,180,055)	4,180,055	$ 4,180,055
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $286,083,375)		346,230,225
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,255,209
NET ASSETS - 100%		$ 347,485,434
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,651
Fidelity Securities Lending Cash Central Fund	117,973
Total	$ 125,624
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 45,862,668	$ 34,330,500	$ 11,441,526	$ 90,642
Consumer Staples	47,931,001	31,254,840	16,676,161	-
Energy	15,259,371	9,768,603	5,490,768	-
Financials	85,212,436	60,767,201	24,445,235	-
Health Care	32,901,496	22,458,101	10,443,395	-
Industrials	44,536,699	35,172,801	9,363,898	-
Information Technology	19,752,010	11,654,503	8,097,507	-
Materials	22,658,420	16,715,477	5,942,943	-
Telecommunication Services	19,997,074	12,671,219	7,325,855	-
Utilities	7,938,995	4,997,458	2,941,537	-
Money Market Funds	4,180,055	4,180,055	-	-
Total Investments in Securities:	$ 346,230,225	$ 243,970,758	$ 102,168,825	$ 90,642

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 27,446,870
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $281,903,320)	$ 342,050,170
Fidelity Central Funds (cost $4,180,055)	4,180,055
Total Investments (cost $286,083,375)		$ 346,230,225
Cash		98,120
Foreign currency held at value (cost $48,734)		48,356
Receivable for investments sold		5,463,171
Receivable for fund shares sold		129,490
Dividends receivable		652,586
Distributions receivable from Fidelity Central Funds		461
Prepaid expenses		1,143
Receivable from investment adviser for expense reductions		1,873
Other receivables		19,410
Total assets		352,644,835

Liabilities
Payable for investments purchased Regular delivery	$ 4,152,032
Delayed delivery	3,376
Payable for fund shares redeemed	510,377
Accrued management fee	211,644
Distribution and service plan fees payable	8,092
Other affiliated payables	52,427
Other payables and accrued expenses	221,453
Total liabilities		5,159,401

Net Assets		$ 347,485,434
Net Assets consist of:
Paid in capital		$ 304,386,459
Undistributed net investment income		4,647,078
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,575,548)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		60,027,445
Net Assets		$ 347,485,434

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,033,736 ÷ 1,091,791 shares)	$ 8.27

Maximum offering price per share (100/94.25 of $8.27)	$ 8.77
Class T: Net Asset Value and redemption price per share ($7,908,968 ÷ 950,538 shares)	$ 8.32

Maximum offering price per share (100/96.50 of $8.32)	$ 8.62
Class B: Net Asset Value and offering price per share ($191,605 ÷ 23,044 shares)A	$ 8.31

Class C: Net Asset Value and offering price per share ($3,584,459 ÷ 433,098 shares)A	$ 8.28

Total International Equity: Net Asset Value, offering price and redemption price per share ($324,394,605 ÷ 39,121,493 shares)	$ 8.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,372,061 ÷ 287,233 shares)	$ 8.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 9,425,071
Interest		291
Income from Fidelity Central Funds		125,624
Income before foreign taxes withheld		9,550,986
Less foreign taxes withheld		(700,335)
Total income		8,850,651

Expenses
Management fee Basic fee	$ 2,364,132
Performance adjustment	228,686
Transfer agent fees	478,126
Distribution and service plan fees	79,485
Accounting and security lending fees	174,309
Custodian fees and expenses	273,120
Independent trustees' compensation	1,910
Registration fees	73,943
Audit	93,320
Legal	893
Miscellaneous	2,714
Total expenses before reductions	3,770,638
Expense reductions	(85,967)	3,684,671
Net investment income (loss)		5,165,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,824,925
Foreign currency transactions	(119,832)
Futures contracts	(175,371)
Total net realized gain (loss)		8,529,722
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $90,453)	44,707,928
Assets and liabilities in foreign currencies	18,535
Total change in net unrealized appreciation (depreciation)		44,726,463
Net gain (loss)		53,256,185
Net increase (decrease) in net assets resulting from operations		$ 58,422,165

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,165,980	$ 5,615,371
Net realized gain (loss)	8,529,722	9,140,393
Change in net unrealized appreciation (depreciation)	44,726,463	20,537,189
Net increase (decrease) in net assets resulting from operations	58,422,165	35,292,953
Distributions to shareholders from net investment income	(5,845,552)	(1,867,192)
Distributions to shareholders from net realized gain	(9,769,201)	-
Total distributions	(15,614,753)	(1,867,192)
Share transactions - net increase (decrease)	10,109,727	122,647,348
Redemption fees	2,498	3,128
Total increase (decrease) in net assets	52,919,637	156,076,237

Net Assets
Beginning of period	294,565,797	138,489,560
End of period (including undistributed net investment income of $4,647,078 and undistributed net investment income of $5,300,982, respectively)	$ 347,485,434	$ 294,565,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.31	$ 6.67	$ 7.36	$ 6.40	$ 4.90
Income from Investment Operations
Net investment income (loss) C	.09	.13	.11	.08	.06
Net realized and unrealized gain (loss)	1.24	.59	(.69)	.95	1.55
Total from investment operations	1.33	.72	(.58)	1.03	1.61
Distributions from net investment income	(.13)	(.08)	(.09)	(.04)	(.11)
Distributions from net realized gain	(.25)	-	(.02)	(.03)	-
Total distributions	(.37) H	(.08)	(.11)	(.07)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.27	$ 7.31	$ 6.67	$ 7.36	$ 6.40
Total Return A, B	19.00%	10.88%	(8.03)%	16.17%	33.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.50%	1.57%	1.73%	2.02%	2.09%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.43%	1.42%	1.42%	1.47%	1.47%
Net investment income (loss)	1.21%	1.88%	1.44%	1.15%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,034	$ 5,767	$ 4,307	$ 5,029	$ 3,727
Portfolio turnover rate E	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 6.73	$ 7.41	$ 6.40	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.07	.11	.09	.06	.04
Net realized and unrealized gain (loss)	1.25	.59	(.68)	.95	1.57
Total from investment operations	1.32	.70	(.59)	1.01	1.61
Distributions from net investment income	(.13)	(.06)	(.07)	-	(.09)
Distributions from net realized gain	(.25)	-	(.02)	-	-
Total distributions	(.37) H	(.06)	(.09)	-	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.32	$ 7.37	$ 6.73	$ 7.41	$ 6.40
Total Return A, B	18.73%	10.52%	(8.08)%	15.78%	33.74%
Ratios to Average Net Assets D, F
Expenses before reductions	1.75%	1.84%	2.02%	2.31%	2.34%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.67%	1.67%	1.72%	1.72%
Net investment income (loss)	.96%	1.63%	1.19%	.90%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,909	$ 2,348	$ 997	$ 1,004	$ 1,526
Portfolio turnover rate E	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.33	$ 6.68	$ 7.37	$ 6.39	$ 4.86
Income from Investment Operations
Net investment income (loss) C	.04	.08	.05	.03	.02
Net realized and unrealized gain (loss)	1.24	.59	(.68)	.95	1.56
Total from investment operations	1.28	.67	(.63)	.98	1.58
Distributions from net investment income	(.05)	(.02)	(.04)	-	(.05)
Distributions from net realized gain	(.25)	-	(.02)	-	-
Total distributions	(.30)	(.02)	(.06)	-	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.31	$ 7.33	$ 6.68	$ 7.37	$ 6.39
Total Return A, B	18.05%	10.05%	(8.66)%	15.34%	32.95%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.34%	2.51%	2.81%	2.82%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.17%	2.17%	2.22%	2.22%
Net investment income (loss)	.46%	1.13%	.69%	.40%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 192	$ 220	$ 254	$ 327	$ 1,337
Portfolio turnover rate E	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.31	$ 6.67	$ 7.36	$ 6.39	$ 4.86
Income from Investment Operations
Net investment income (loss) C	.04	.08	.05	.03	.02
Net realized and unrealized gain (loss)	1.25	.58	(.69)	.94	1.56
Total from investment operations	1.29	.66	(.64)	.97	1.58
Distributions from net investment income	(.08)	(.02)	(.03)	-	(.05)
Distributions from net realized gain	(.25)	-	(.02)	-	-
Total distributions	(.32) H	(.02)	(.05)	-	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.28	$ 7.31	$ 6.67	$ 7.36	$ 6.39
Total Return A, B	18.30%	9.98%	(8.72)%	15.18%	33.10%
Ratios to Average Net Assets D, F
Expenses before reductions	2.26%	2.31%	2.51%	2.80%	2.85%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.17%	2.17%	2.22%	2.22%
Net investment income (loss)	.46%	1.13%	.69%	.40%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,584	$ 2,737	$ 1,396	$ 1,423	$ 1,714
Portfolio turnover rate E	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.32	$ 6.69	$ 7.37	$ 6.41	$ 4.91
Income from Investment Operations
Net investment income (loss) B	.12	.15	.12	.09	.07
Net realized and unrealized gain (loss)	1.24	.58	(.68)	.96	1.55
Total from investment operations	1.36	.73	(.56)	1.05	1.62
Distributions from net investment income	(.15)	(.10)	(.10)	(.06)	(.12)
Distributions from net realized gain	(.25)	-	(.02)	(.03)	-
Total distributions	(.39) G	(.10)	(.12)	(.09)	(.12)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 7.32	$ 6.69	$ 7.37	$ 6.41
Total Return A	19.48%	11.03%	(7.70)%	16.45%	34.23%
Ratios to Average Net Assets C, E
Expenses before reductions	1.09%	1.16%	1.42%	1.79%	1.87%
Expenses net of fee waivers, if any	1.09%	1.16%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.07%	1.13%	1.17%	1.22%	1.22%
Net investment income (loss)	1.57%	2.16%	1.69%	1.40%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 324,395	$ 281,979	$ 131,338	$ 60,826	$ 33,061
Portfolio turnover rate D	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.30	$ 6.67	$ 7.35	$ 6.41	$ 4.91
Income from Investment Operations
Net investment income (loss) B	.11	.14	.12	.10	.07
Net realized and unrealized gain (loss)	1.24	.59	(.68)	.95	1.55
Total from investment operations	1.35	.73	(.56)	1.05	1.62
Distributions from net investment income	(.15)	(.10)	(.10)	(.08)	(.12)
Distributions from net realized gain	(.25)	-	(.02)	(.03)	-
Total distributions	(.39) G	(.10)	(.12)	(.11)	(.12)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.26	$ 7.30	$ 6.67	$ 7.35	$ 6.41
Total Return A	19.40%	11.06%	(7.72)%	16.48%	34.23%
Ratios to Average Net Assets C, E
Expenses before reductions	1.21%	1.27%	1.48%	1.82%	1.80%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.18%	1.17%	1.17%	1.23%	1.22%
Net investment income (loss)	1.46%	2.13%	1.69%	1.40%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,372	$ 1,514	$ 197	$ 28	$ 1,308
Portfolio turnover rate D	89%	110%	75%	67%	98%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 63,585,282
Gross unrealized depreciation	(5,613,524)
Net unrealized appreciation (depreciation) on securities and other investments	$ 57,971,758

Tax Cost	$ 288,258,467

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 3,268,059
Undistributed ordinary income	$ 8,977,623
Capital loss carryforward	$ (26,999,061)
Net unrealized appreciation (depreciation)	$ 57,977,944

Capital loss carry forwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2012 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration:
2016	$ (2,434,120)
2017	(15,708,944)
2019	(8,855,997)
Total capital loss carryforward	$ (26,999,061)

Due to large subscriptions in a prior period, $26,999,061 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $4,535,766 per year.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 15,216,010	$ 1,867,192
Long-term	398,743	-
Total	$ 15,614,753	$ 1,867,192

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(175,371) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $291,344,236 and $292,758,849, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 19,245	$ 355
Class T	.25%	.25%	26,314	52
Class B	.75%	.25%	2,095	1,584
Class C	.75%	.25%	31,831	4,423
			$ 79,485	$ 6,414

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares. For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,610
Class T	1,591
Class B*	630
Class C*	352
$ 6,183

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets*
Class A	$ 22,457.29
Class T	15,623.29
Class B	627.30
Class C	9,616.30
Total International Equity	424,331.13
Institutional Class	5,472.26
	$ 478,126

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $625 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $721 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

8. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $117,973. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$ 3,717
Class T	1.70%	2,651
Class B	2.20%	120
Class C	2.20%	1,829
Institutional Class	1.20%	308
		$ 8,625

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $73,605 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $3,737.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 102,760	$ 48,329
Class T	49,034	9,062
Class B	1,541	714
Class C	28,314	4,731
Total International Equity	5,630,153	1,801,469
Institutional Class	33,750	2,887
Total	$ 5,845,552	$ 1,867,192
From net realized gain
Class A	$ 199,811	$ -
Class T	93,853	-
Class B	6,990	-
Class C	92,492	-
Total International Equity	9,320,186	-
Institutional Class	55,869	-
Total	$ 9,769,201	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	510,102	388,955	$ 3,880,513	$ 2,677,369
Reinvestment of distributions	41,103	7,157	293,886	46,237
Shares redeemed	(248,440)	(252,362)	(1,903,860)	(1,699,392)
Net increase (decrease)	302,765	143,750	$ 2,270,539	$ 1,024,214
Class T
Shares sold	807,518	207,939	$ 6,202,497	$ 1,463,372
Reinvestment of distributions	19,724	1,377	142,209	8,993
Shares redeemed	(195,438)	(38,757)	(1,518,035)	(259,817)
Net increase (decrease)	631,804	170,559	$ 4,826,671	$ 1,212,548
Class B
Shares sold	827	4,797	$ 6,304	$ 32,306
Reinvestment of distributions	1,165	108	8,437	705
Shares redeemed	(8,955)	(12,955)	(69,218)	(88,815)
Net increase (decrease)	(6,963)	(8,050)	$ (54,477)	$ (55,804)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class C
Shares sold	129,341	258,694	$ 986,204	$ 1,733,640
Reinvestment of distributions	12,546	710	90,328	4,622
Shares redeemed	(83,065)	(94,222)	(635,648)	(638,538)
Net increase (decrease)	58,822	165,182	$ 440,884	$ 1,099,724
Total International Equity
Shares sold	10,376,724	32,478,543	$ 77,880,274	$ 209,916,522
Reinvestment of distributions	2,062,441	266,160	14,746,450	1,719,395
Shares redeemed	(11,840,491)	(13,867,286)	(90,585,484)	(93,416,780)
Net increase (decrease)	598,674	18,877,417	$ 2,041,240	$ 118,219,137
Institutional Class
Shares sold	142,800	198,611	$ 1,078,337	$ 1,289,078
Reinvestment of distributions	12,587	448	89,619	2,887
Shares redeemed	(75,629)	(21,161)	(583,086)	(144,436)
Net increase (decrease)	79,758	177,898	$ 584,870	$ 1,147,529

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 71% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.117	$0.181

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $3,356,997, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 1% of the dividends distributed in December 2012 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 38% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/2012	0.136	0.0114

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods, and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ATIEI-UANN-1213
1.853356.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Growth

Fund - Class Z

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class Z is
a class of Fidelity®
International Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Class Z B	22.66%	15.88%	2.29%

A From November 1, 2007.

B The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Institutional Class.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Class Z on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Growth Index performed over the same period. See footnote B above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Growth Fund: For the year, the fund's Class Z shares trailed the 26.07% advance of the MSCI® EAFE® Growth Index. (For specific class-level results, please refer to the performance section of this report). Versus the index, picks in emerging markets were a big detractor. A combination of underweighting Europe and disappointing security selection there also hurt, even as Dutch semiconductor equipment company ASML Holding made an outsized individual contribution. Stock picking in Canada detracted, with out-of-index mining companies Goldcorp and Agnico Eagle Mines suffering from falling gold prices. I ultimately sold both stocks. A moderate cash position curbed performance in an up market. On the positive side, stock picking in Hong Kong was helpful - especially positions in casino gaming companies Sands China and Wynn Macau - as was underweighting poor-performing Australia. Another contributor was the fund's out-of-benchmark holdings in companies headquartered in the U.S. but doing all or most of their business abroad. In strong-performing Japan, the impact was mixed, with a detrimental underweighting but favorable stock picking. In this market, the fund's biggest individual detractor was automaker Toyota Motor. Instead of owning this outperforming benchmark component, we held DENSO, a parts supplier whose largest customer is Toyota and whose strong performance tempered the latter's negative relative impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C, International Growth and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.44%
Actual		$ 1,000.00	$ 1,067.30	$ 7.50 C
Hypothetical A		$ 1,000.00	$ 1,017.95	$ 7.32 D
Class T	1.70%
Actual		$ 1,000.00	$ 1,066.50	$ 8.85 C
Hypothetical A		$ 1,000.00	$ 1,016.64	$ 8.64 D
Class B	2.18%
Actual		$ 1,000.00	$ 1,063.40	$ 11.34 C
Hypothetical A		$ 1,000.00	$ 1,014.22	$ 11.07 D
Class C	2.18%
Actual		$ 1,000.00	$ 1,063.70	$ 11.34 C
Hypothetical A		$ 1,000.00	$ 1,014.22	$ 11.07 D
International Growth	1.11%
Actual		$ 1,000.00	$ 1,069.00	$ 5.79 C
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.65 D
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,069.00	$ 5.79 C
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.65 D
Class Z	.94%
Actual		$ 1,000.00	$ 1,056.50	$ 2.12 C
Hypothetical A		$ 1,000.00	$ 1,020.47	$ 4.79 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Growth and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom 17.6%
Japan 16.6%
United States of America* 14.9%
Switzerland 12.4%
Sweden 5.7%
Belgium 4.8%
Germany 4.4%
Australia 3.2%
France 3.2%
Other 17.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2013
United Kingdom 18.3%
United States of America* 16.4%
Japan 12.5%
Switzerland 10.7%
Sweden 5.4%
Belgium 4.5%
France 4.0%
Australia 3.8%
Germany 3.1%
Other 21.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.9	98.6
Short-Term Investments and Net Other Assets (Liabilities)	2.1	1.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.3	5.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.5	3.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.3	2.5
DENSO Corp. (Japan, Auto Components)	3.0	2.2
UBS AG (NY Shares) (Switzerland, Capital Markets)	2.2	1.9
Linde AG (Germany, Chemicals)	2.2	2.3
Keyence Corp. (Japan, Electronic Equipment & Components)	2.0	1.3
Prudential PLC (United Kingdom, Insurance)	1.9	0.0
SABMiller PLC (United Kingdom, Beverages)	1.8	2.1
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	1.8	2.5
	26.0
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	19.7	24.3
Consumer Discretionary	17.1	16.2
Financials	15.0	11.3
Industrials	14.3	15.1
Health Care	11.9	11.2
Materials	7.7	10.4
Information Technology	7.5	6.7
Energy	3.0	3.4
Telecommunication Services	1.7	0.0

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 3.2%
Coca-Cola Amatil Ltd.	391,434	$ 4,772,534
CSL Ltd.	141,073	9,266,793
Sydney Airport unit	643,558	2,548,605
Transurban Group unit	347,528	2,332,109
TOTAL AUSTRALIA		18,920,041
Austria - 1.1%
Andritz AG	103,997	6,406,331
Bailiwick of Jersey - 0.5%
Informa PLC	301,577	2,705,454
Belgium - 4.8%
Anheuser-Busch InBev SA NV	197,091	20,431,189
KBC Groupe SA	83,619	4,558,378
Umicore SA	64,664	3,084,767
TOTAL BELGIUM		28,074,334
Bermuda - 0.4%
Lazard Ltd. Class A	65,192	2,519,671
Cayman Islands - 2.6%
Sands China Ltd.	1,287,200	9,148,036
Wynn Macau Ltd.	1,650,400	6,332,955
TOTAL CAYMAN ISLANDS		15,480,991
Denmark - 1.8%
Novo Nordisk A/S Series B sponsored ADR	62,800	10,466,876
Finland - 0.9%
Nokian Tyres PLC	100,408	5,080,980
France - 3.2%
Danone SA	80,652	5,981,177
Remy Cointreau SA	26,787	2,643,375
Safran SA	94,400	6,033,678
Sanofi SA	38,874	4,144,872
TOTAL FRANCE		18,803,102
Germany - 4.4%
Bayer AG	65,700	8,165,750
Deutsche Bank AG	51,320	2,480,253
Deutsche Bank AG (NY Shares)	800	38,656
Linde AG	67,141	12,757,939
Siemens AG sponsored ADR	20,000	2,560,200
TOTAL GERMANY		26,002,798
Common Stocks - continued
	Shares	Value
India - 0.3%
Housing Development Finance Corp. Ltd.	133,476	$ 1,852,016
Ireland - 1.7%
CRH PLC sponsored ADR	185,366	4,537,760
James Hardie Industries PLC:
CDI	35,635	368,127
sponsored ADR (d)	96,000	4,999,680
TOTAL IRELAND		9,905,567
Israel - 0.3%
Azrieli Group	44,900	1,443,930
Italy - 0.9%
Interpump Group SpA	160,651	1,788,616
Prada SpA	325,300	3,172,021
TOTAL ITALY		4,960,637
Japan - 16.6%
AEON Mall Co. Ltd.	101,810	2,891,503
Aozora Bank Ltd.	861,000	2,502,957
Autobacs Seven Co. Ltd.	60,100	876,287
DENSO Corp.	366,500	17,617,075
East Japan Railway Co.	16,900	1,468,115
Fanuc Corp.	31,700	5,084,924
Fast Retailing Co. Ltd.	18,300	6,159,998
Japan Tobacco, Inc.	166,700	6,031,820
Keyence Corp.	27,462	11,769,939
Mitsui Fudosan Co. Ltd.	267,000	8,844,617
Nomura Holdings, Inc.	187,300	1,383,591
Seven Bank Ltd.	808,300	2,860,781
Shinsei Bank Ltd.	1,457,000	3,411,283
SHO-BOND Holdings Co. Ltd.	65,000	3,043,777
SoftBank Corp.	134,600	10,051,781
Unicharm Corp.	54,500	3,500,476
USS Co. Ltd.	458,700	6,717,431
Yamato Kogyo Co. Ltd.	86,100	3,191,228
TOTAL JAPAN		97,407,583
Mexico - 0.3%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	20,755	1,936,442
Common Stocks - continued
	Shares	Value
Netherlands - 1.7%
ASML Holding NV	56,278	$ 5,326,150
ING Groep NV (Certificaten Van Aandelen) (a)	366,557	4,658,106
TOTAL NETHERLANDS		9,984,256
Portugal - 0.8%
Jeronimo Martins SGPS SA	265,152	4,899,738
South Africa - 0.5%
Clicks Group Ltd.	444,126	2,767,285
Spain - 1.9%
Inditex SA (d)	59,146	9,716,963
Prosegur Compania de Seguridad SA (Reg.)	236,849	1,408,528
TOTAL SPAIN		11,125,491
Sweden - 5.7%
ASSA ABLOY AB (B Shares)	138,561	6,878,816
Atlas Copco AB (A Shares)	240,809	6,681,655
Fagerhult AB	49,496	1,520,004
H&M Hennes & Mauritz AB (B Shares)	182,130	7,869,754
Intrum Justitia AB	91,200	2,427,759
SKF AB (B Shares)	153,717	4,072,995
Svenska Handelsbanken AB (A Shares)	72,940	3,304,787
Swedish Match Co. AB	17,272	569,865
TOTAL SWEDEN		33,325,635
Switzerland - 12.4%
Credit Suisse Group	74,858	2,328,680
Nestle SA	345,971	24,973,553
Novartis AG	75,374	5,850,725
Roche Holding AG (participation certificate)	70,213	19,438,481
Schindler Holding AG:
(participation certificate)	25,471	3,612,848
(Reg.)	6,190	880,046
Swatch Group AG (Bearer)	4,040	2,584,692
UBS AG (NY Shares)	661,761	12,811,693
TOTAL SWITZERLAND		72,480,718
Turkey - 1.5%
Coca-Cola Icecek A/S	142,997	4,100,978
Tupras Turkiye Petrol Rafinelleri A/S	100,687	2,284,845
Turkiye Garanti Bankasi A/S	640,500	2,579,647
TOTAL TURKEY		8,965,470
Common Stocks - continued
	Shares	Value
United Kingdom - 17.6%
Babcock International Group PLC	196,200	$ 4,010,985
Barclays PLC sponsored ADR (d)	225,966	3,798,488
BG Group PLC	466,755	9,530,810
BHP Billiton PLC ADR (d)	71,700	4,419,588
GlaxoSmithKline PLC sponsored ADR	175,500	9,236,565
InterContinental Hotel Group PLC ADR (d)	230,330	6,760,186
Johnson Matthey PLC	116,777	5,624,697
Prudential PLC	539,714	11,037,564
Reckitt Benckiser Group PLC (d)	115,645	8,989,413
Rexam PLC	380,064	3,165,805
Rolls-Royce Group PLC	458,237	8,449,478
Rotork PLC	84,800	3,892,773
SABMiller PLC	202,866	10,584,460
Serco Group PLC	345,718	3,087,586
Shaftesbury PLC	154,533	1,471,803
Standard Chartered PLC (United Kingdom)	334,991	8,054,183
Unite Group PLC	197,400	1,253,384
TOTAL UNITED KINGDOM		103,367,768
United States of America - 12.8%
Autoliv, Inc.	67,069	5,984,567
Berkshire Hathaway, Inc. Class B (a)	19,184	2,207,695
BorgWarner, Inc.	58,796	6,063,631
Cummins, Inc.	26,082	3,312,936
FMC Technologies, Inc. (a)	49,152	2,484,634
Google, Inc. Class A (a)	2,863	2,950,551
KLA-Tencor Corp.	42,680	2,799,808
Martin Marietta Materials, Inc.	31,700	3,109,453
MasterCard, Inc. Class A	11,450	8,210,795
Mead Johnson Nutrition Co. Class A	76,944	6,283,247
Mohawk Industries, Inc. (a)	22,400	2,966,208
National Oilwell Varco, Inc.	40,272	3,269,281
Philip Morris International, Inc.	43,808	3,904,169
PriceSmart, Inc.	24,500	2,787,855
ResMed, Inc. (d)	60,700	3,140,618
Solera Holdings, Inc.	46,189	2,596,746
SS&C Technologies Holdings, Inc. (a)	66,200	2,601,660
Common Stocks - continued
	Shares	Value
United States of America - continued
Union Pacific Corp.	16,300	$ 2,467,820
Visa, Inc. Class A	39,975	7,861,883
TOTAL UNITED STATES OF AMERICA		75,003,557
TOTAL COMMON STOCKS (Cost $503,021,258)		573,886,671
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC Series C (Cost $61,249)	37,731,382	60,499
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 0.09% (b)	14,095,092	14,095,092
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	16,477,575	16,477,575
TOTAL MONEY MARKET FUNDS (Cost $30,572,667)		30,572,667
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $533,655,174)		604,519,837
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(18,241,969)
NET ASSETS - 100%		$ 586,277,868
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,543
Fidelity Securities Lending Cash Central Fund	209,783
Total	$ 223,326
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 99,756,238	$ 68,385,447	$ 31,370,791	$ -
Consumer Staples	115,157,576	60,220,538	54,937,038	-
Energy	17,569,570	17,569,570	-	-
Financials	88,293,666	45,894,331	42,399,335	-
Health Care	69,710,680	59,715,083	9,995,597	-
Industrials	84,031,083	74,434,267	9,596,816	-
Information Technology	44,117,532	32,347,593	11,769,939	-
Materials	45,259,044	42,067,816	3,191,228	-
Telecommunication Services	10,051,781	-	10,051,781	-
Money Market Funds	30,572,667	30,572,667	-	-
Total Investments in Securities:	$ 604,519,837	$ 431,207,312	$ 173,312,525	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 27,145,883
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $15,812,983) - See accompanying schedule: Unaffiliated issuers (cost $503,082,507)	$ 573,947,170
Fidelity Central Funds (cost $30,572,667)	30,572,667
Total Investments (cost $533,655,174)		$ 604,519,837
Cash		7,981
Receivable for investments sold		2,362,573
Receivable for fund shares sold		3,194,486
Dividends receivable		767,973
Distributions receivable from Fidelity Central Funds		6,838
Prepaid expenses		1,720
Other receivables		13,074
Total assets		610,874,482

Liabilities
Payable for investments purchased	$ 7,134,028
Payable for fund shares redeemed	414,036
Accrued management fee	337,239
Distribution and service plan fees payable	38,773
Other affiliated payables	125,190
Other payables and accrued expenses	69,773
Collateral on securities loaned, at value	16,477,575
Total liabilities		24,596,614

Net Assets		$ 586,277,868
Net Assets consist of:
Paid in capital		$ 512,728,833
Undistributed net investment income		2,476,993
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		210,451
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,861,591
Net Assets		$ 586,277,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($74,594,798 ÷ 6,919,905 shares)	$ 10.78

Maximum offering price per share (100/94.25 of $10.78)	$ 11.44
Class T: Net Asset Value and redemption price per share ($23,117,780 ÷ 2,150,794 shares)	$ 10.75

Maximum offering price per share (100/96.50 of $10.75)	$ 11.14
Class B: Net Asset Value and offering price per share ($1,578,643 ÷ 147,175 shares)A	$ 10.73

Class C: Net Asset Value and offering price per share ($17,196,098 ÷ 1,608,592 shares)A	$ 10.69

International Growth: Net Asset Value, offering price and redemption price per share ($430,913,552 ÷ 39,735,803 shares)	$ 10.84

Institutional Class: Net Asset Value, offering price and redemption price per share ($38,771,323 ÷ 3,577,332 shares)	$ 10.84

Class Z: Net Asset Value, offering price and redemption price per share ($105,674 ÷ 9,747 shares)	$ 10.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 8,033,314
Interest		4
Income from Fidelity Central Funds		223,326
Income before foreign taxes withheld		8,256,644
Less foreign taxes withheld		(549,023)
Total income		7,707,621

Expenses
Management fee Basic fee	$ 2,422,146
Performance adjustment	192,757
Transfer agent fees	865,734
Distribution and service plan fees	312,494
Accounting and security lending fees	180,016
Custodian fees and expenses	82,662
Independent trustees' compensation	1,736
Registration fees	145,304
Audit	70,606
Legal	656
Miscellaneous	1,779
Total expenses before reductions	4,275,890
Expense reductions	(61,595)	4,214,295
Net investment income (loss)		3,493,326
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,727,492
Foreign currency transactions	107,488
Futures contracts	(517,867)
Total net realized gain (loss)		6,317,113
Change in net unrealized appreciation (depreciation) on: Investment securities	60,865,585
Assets and liabilities in foreign currencies	4,304
Total change in net unrealized appreciation (depreciation)		60,869,889
Net gain (loss)		67,187,002
Net increase (decrease) in net assets resulting from operations		$ 70,680,328

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,493,326	$ 1,377,708
Net realized gain (loss)	6,317,113	(833,212)
Change in net unrealized appreciation (depreciation)	60,869,889	11,226,981
Net increase (decrease) in net assets resulting from operations	70,680,328	11,771,477
Distributions to shareholders from net investment income	(2,081,336)	(594,738)
Distributions to shareholders from net realized gain	(113,769)	(48,645)
Total distributions	(2,195,105)	(643,383)
Share transactions - net increase (decrease)	324,915,158	115,271,822
Redemption fees	31,216	5,972
Total increase (decrease) in net assets	393,431,597	126,405,888

Net Assets
Beginning of period	192,846,271	66,440,383
End of period (including undistributed net investment income of $2,476,993 and undistributed net investment income of $1,374,430, respectively)	$ 586,277,868	$ 192,846,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 8.09	$ 8.38	$ 7.01	$ 5.46
Income from Investment Operations
Net investment income (loss) C	.08	.08	.08	.05	.05
Net realized and unrealized gain (loss)	1.88	.81	(.31)	1.39	1.55
Total from investment operations	1.96	.89	(.23)	1.44	1.60
Distributions from net investment income	(.08)	(.06)	(.05)	(.05)	(.05)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.09)	(.07)	(.06)	(.07) H	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.78	$ 8.91	$ 8.09	$ 8.38	$ 7.01
Total Return A, B	22.18%	11.10%	(2.76)%	20.68%	29.72%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.58%	1.77%	2.13%	2.46%
Expenses net of fee waivers, if any	1.43%	1.45%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.42%	1.44%	1.43%	1.48%	1.47%
Net investment income (loss)	.80%	.99%	.92%	.74%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,595	$ 21,874	$ 6,352	$ 3,084	$ 1,452
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.89	$ 8.08	$ 8.38	$ 7.00	$ 5.45
Income from Investment Operations
Net investment income (loss) C	.05	.06	.06	.04	.03
Net realized and unrealized gain (loss)	1.88	.81	(.31)	1.39	1.55
Total from investment operations	1.93	.87	(.25)	1.43	1.58
Distributions from net investment income	(.07)	(.05)	(.04)	(.02)	(.03)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.07) H	(.06)	(.05)	(.05)	(.03)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.75	$ 8.89	$ 8.08	$ 8.38	$ 7.00
Total Return A, B	21.91%	10.82%	(3.03)%	20.47%	29.22%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.85%	2.03%	2.41%	2.67%
Expenses net of fee waivers, if any	1.69%	1.70%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.68%	1.69%	1.68%	1.73%	1.73%
Net investment income (loss)	.54%	.74%	.67%	.49%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,118	$ 10,690	$ 2,917	$ 1,034	$ 532
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.88	$ 8.06	$ 8.36	$ 6.98	$ 5.42
Income from Investment Operations
Net investment income (loss) C	- G	.02	.01	- G	.01
Net realized and unrealized gain (loss)	1.89	.80	(.30)	1.38	1.55
Total from investment operations	1.89	.82	(.29)	1.38	1.56
Distributions from net investment income	(.03)	-	(.01)	-	-
Distributions from net realized gain	(.01)	-	- G	-	-
Total distributions	(.04)	-	(.01)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.73	$ 8.88	$ 8.06	$ 8.36	$ 6.98
Total Return A, B	21.35%	10.17%	(3.47)%	19.77%	28.78%
Ratios to Average Net Assets D, F
Expenses before reductions	2.19%	2.35%	2.55%	2.87%	3.17%
Expenses net of fee waivers, if any	2.18%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.19%	2.18%	2.23%	2.23%
Net investment income (loss)	.05%	.24%	.17%	(.01)%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,579	$ 1,116	$ 473	$ 581	$ 328
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.84	$ 8.03	$ 8.34	$ 6.98	$ 5.42
Income from Investment Operations
Net investment income (loss) C	.01	.02	.01	- G	.01
Net realized and unrealized gain (loss)	1.87	.80	(.31)	1.38	1.55
Total from investment operations	1.88	.82	(.30)	1.38	1.56
Distributions from net investment income	(.02)	(.01)	(.01)	-	-
Distributions from net realized gain	(.01)	(.01)	(.01)	(.02)	-
Total distributions	(.03)	(.01) I	(.01) H	(.02)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.69	$ 8.84	$ 8.03	$ 8.34	$ 6.98
Total Return A, B	21.29%	10.27%	(3.57)%	19.82%	28.78%
Ratios to Average Net Assets D, F
Expenses before reductions	2.19%	2.33%	2.52%	2.89%	3.21%
Expenses net of fee waivers, if any	2.18%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.19%	2.18%	2.24%	2.23%
Net investment income (loss)	.05%	.24%	.17%	(.01)%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,196	$ 5,648	$ 2,767	$ 1,261	$ 780
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.95	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Income from Investment Operations
Net investment income (loss) B	.11	.11	.10	.07	.06
Net realized and unrealized gain (loss)	1.88	.81	(.30)	1.39	1.54
Total from investment operations	1.99	.92	(.20)	1.46	1.60
Distributions from net investment income	(.10)	(.08)	(.07)	(.06)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.10) H	(.09)	(.08)	(.08) G	(.06)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.84	$ 8.95	$ 8.12	$ 8.40	$ 7.02
Total Return A	22.48%	11.41%	(2.47)%	20.97%	29.77%
Ratios to Average Net Assets C, E
Expenses before reductions	1.13%	1.28%	1.52%	1.89%	2.19%
Expenses net of fee waivers, if any	1.13%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.11%	1.19%	1.18%	1.23%	1.23%
Net investment income (loss)	1.11%	1.24%	1.17%	.99%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 430,914	$ 149,526	$ 53,437	$ 28,454	$ 18,254
Portfolio turnover rate D	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.94	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Income from Investment Operations
Net investment income (loss) B	.11	.10	.10	.07	.06
Net realized and unrealized gain (loss)	1.90	.81	(.30)	1.39	1.54
Total from investment operations	2.01	.91	(.20)	1.46	1.60
Distributions from net investment income	(.10)	(.08)	(.07)	(.06)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.11)	(.09)	(.08)	(.08) G	(.06)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.84	$ 8.94	$ 8.12	$ 8.40	$ 7.02
Total Return A	22.66%	11.28%	(2.47)%	20.97%	29.77%
Ratios to Average Net Assets C, E
Expenses before reductions	1.11%	1.27%	1.50%	1.92%	2.01%
Expenses net of fee waivers, if any	1.11%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.09%	1.19%	1.18%	1.23%	1.23%
Net investment income (loss)	1.13%	1.24%	1.17%	.99%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,771	$ 3,992	$ 493	$ 113	$ 36
Portfolio turnover rate D	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.26
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	.56
Total from investment operations	.58
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 10.84
Total Return B, C	5.65%
Ratios to Average Net Assets E, H
Expenses before reductions	.94% A
Expenses net of fee waivers, if any	.94% A
Expenses net of all reductions	.93% A
Net investment income (loss)	.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106
Portfolio turnover rate F	32%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, International Growth, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by which Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense

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3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 77,456,036
Gross unrealized depreciation	(6,897,408)
Net unrealized appreciation (depreciation) on securities and other investments	$ 70,558,628

Tax Cost	$ 533,961,209

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,476,993
Undistributed long-term capital gain	$ 516,487
Net unrealized appreciation (depreciation)	$ 70,555,556

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 2,195,105	$ 643,383

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

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4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(517,867) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $423,057,094 and $105,902,960, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares.

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6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 111,996	$ 3,731
Class T	.25%	.25%	74,898	-
Class B	.75%	.25%	12,264	9,227
Class C	.75%	.25%	113,336	38,127
			$ 312,494	$ 51,085

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 55,379
Class T	12,148
Class B*	741
Class C*	2,285
$ 70,553

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 133,141.29
Class T	45,948.30
Class B	3,660.30
Class C	33,951.30
International Growth	618,957.24
Institutional Class	30,066.22
Class Z	11	.05*
	$ 865,734

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,164 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $647 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan

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8. Security Lending - continued

securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $812,318. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $209,783, including $4,235 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Class A, Class T, Class B, Class C, International Growth and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$ 1,675
Class T	515
Class B	36
Class C	417
International Growth	10,450
Institutional Class	831
$ 13,924

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,356.

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Notes to Financial Statements - continued

9. Expense Reductions - continued

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $46,315 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 226,330	$ 50,503
Class T	86,155	18,666
Class B	4,290	-
Class C	14,481	2,205
International Growth	1,698,830	516,958
Institutional Class	51,250	6,406
Total	$ 2,081,336	$ 594,738
From net realized gain
Class A	$ 13,472	$ 4,810
Class T	6,243	2,196
Class B	631	-
Class C	3,291	1,890
International Growth	87,569	39,262
Institutional Class	2,563	487
Total	$ 113,769	$ 48,645

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	5,907,169	1,901,699	$ 58,500,264	$ 16,560,116
Reinvestment of distributions	24,178	5,422	218,566	42,831
Shares redeemed	(1,466,703)	(236,851)	(14,226,261)	(2,015,265)
Net increase (decrease)	4,464,644	1,670,270	$ 44,492,569	$ 14,587,682
Class T
Shares sold	1,144,706	941,446	$ 11,429,141	$ 8,178,600
Reinvestment of distributions	10,086	2,626	91,076	20,742
Shares redeemed	(206,178)	(102,766)	(2,020,899)	(866,637)
Net increase (decrease)	948,614	841,306	$ 9,499,318	$ 7,332,705

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11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class B
Shares sold	70,442	92,865	$ 702,618	$ 806,549
Reinvestment of distributions	531	-	4,806	-
Shares redeemed	(49,437)	(25,954)	(483,935)	(218,180)
Net increase (decrease)	21,536	66,911	$ 223,489	$ 588,369
Class C
Shares sold	1,392,365	400,291	$ 13,520,584	$ 3,375,948
Reinvestment of distributions	1,911	510	17,237	4,026
Shares redeemed	(424,469)	(106,475)	(4,120,400)	(879,489)
Net increase (decrease)	969,807	294,326	$ 9,417,421	$ 2,500,485
International Growth
Shares sold	29,198,608	13,301,892	$ 290,678,738	$ 114,028,412
Reinvestment of distributions	192,126	68,821	1,742,585	544,378
Shares redeemed	(6,365,570)	(3,238,606)	(62,814,771)	(27,713,258)
Net increase (decrease)	23,025,164	10,132,107	$ 229,606,552	$ 86,859,532
Institutional Class
Shares sold	3,568,741	438,656	$ 35,951,935	$ 3,841,370
Reinvestment of distributions	5,682	655	51,476	5,178
Shares redeemed	(443,392)	(53,696)	(4,427,602)	(443,499)
Net increase (decrease)	3,131,031	385,615	$ 31,575,809	$ 3,403,049
Class Z
Shares sold	9,747	-	$ 100,000	$ -
Reinvestment of distributions	-	-	-	-
Shares redeemed	-	-	-	-
Net increase (decrease)	9,747	-	$ 100,000	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class Z	12/09/13	12/06/13	$0.062	$0.009

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $585,832 or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AIGFZ-UANN-1213
1.9585036.100

Fidelity®

International Growth Fund

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fundA
Fidelity® International Growth Fund	22.48%	15.88%	2.29%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Growth Fund: For the year, the fund's Retail Class shares gained 22.48%, trailing the 26.07% advance of the MSCI® EAFE® Growth Index. Versus the index, picks in emerging markets were a big detractor. A combination of underweighting Europe and disappointing security selection here also hurt, even as Dutch semiconductor equipment company ASML Holding made an outsized individual contribution. Stock picking in Canada detracted, with out-of-index mining companies Goldcorp and Agnico Eagle Mines suffering from falling gold prices. I ultimately sold both stocks. A moderate cash position curbed performance in an up market. On the positive side, stock picking in Hong Kong was helpful - especially positions in casino gaming companies Sands China and Wynn Macau - as was underweighting poor-performing Australia. Another contributor was the fund's out-of-benchmark holdings in companies headquartered in the U.S. but doing all or most of their business abroad. In strong-performing Japan, the impact was mixed, with a detrimental underweighting but favorable stock picking. In this market, the fund's biggest individual detractor was automaker Toyota Motor. Instead of owning this outperforming benchmark component, we held DENSO, a parts supplier whose largest customer is Toyota and whose strong performance tempered the latter's negative relative impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C, International Growth and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.44%
Actual		$ 1,000.00	$ 1,067.30	$ 7.50 C
Hypothetical A		$ 1,000.00	$ 1,017.95	$ 7.32 D
Class T	1.70%
Actual		$ 1,000.00	$ 1,066.50	$ 8.85 C
Hypothetical A		$ 1,000.00	$ 1,016.64	$ 8.64 D
Class B	2.18%
Actual		$ 1,000.00	$ 1,063.40	$ 11.34 C
Hypothetical A		$ 1,000.00	$ 1,014.22	$ 11.07 D
Class C	2.18%
Actual		$ 1,000.00	$ 1,063.70	$ 11.34 C
Hypothetical A		$ 1,000.00	$ 1,014.22	$ 11.07 D
International Growth	1.11%
Actual		$ 1,000.00	$ 1,069.00	$ 5.79 C
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.65 D
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,069.00	$ 5.79 C
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.65 D
Class Z	.94%
Actual		$ 1,000.00	$ 1,056.50	$ 2.12 C
Hypothetical A		$ 1,000.00	$ 1,020.47	$ 4.79 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Growth and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom 17.6%
Japan 16.6%
United States of America* 14.9%
Switzerland 12.4%
Sweden 5.7%
Belgium 4.8%
Germany 4.4%
Australia 3.2%
France 3.2%
Other 17.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2013
United Kingdom 18.3%
United States of America* 16.4%
Japan 12.5%
Switzerland 10.7%
Sweden 5.4%
Belgium 4.5%
France 4.0%
Australia 3.8%
Germany 3.1%
Other 21.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.9	98.6
Short-Term Investments and Net Other Assets (Liabilities)	2.1	1.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.3	5.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.5	3.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.3	2.5
DENSO Corp. (Japan, Auto Components)	3.0	2.2
UBS AG (NY Shares) (Switzerland, Capital Markets)	2.2	1.9
Linde AG (Germany, Chemicals)	2.2	2.3
Keyence Corp. (Japan, Electronic Equipment & Components)	2.0	1.3
Prudential PLC (United Kingdom, Insurance)	1.9	0.0
SABMiller PLC (United Kingdom, Beverages)	1.8	2.1
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	1.8	2.5
	26.0
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	19.7	24.3
Consumer Discretionary	17.1	16.2
Financials	15.0	11.3
Industrials	14.3	15.1
Health Care	11.9	11.2
Materials	7.7	10.4
Information Technology	7.5	6.7
Energy	3.0	3.4
Telecommunication Services	1.7	0.0

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 3.2%
Coca-Cola Amatil Ltd.	391,434	$ 4,772,534
CSL Ltd.	141,073	9,266,793
Sydney Airport unit	643,558	2,548,605
Transurban Group unit	347,528	2,332,109
TOTAL AUSTRALIA		18,920,041
Austria - 1.1%
Andritz AG	103,997	6,406,331
Bailiwick of Jersey - 0.5%
Informa PLC	301,577	2,705,454
Belgium - 4.8%
Anheuser-Busch InBev SA NV	197,091	20,431,189
KBC Groupe SA	83,619	4,558,378
Umicore SA	64,664	3,084,767
TOTAL BELGIUM		28,074,334
Bermuda - 0.4%
Lazard Ltd. Class A	65,192	2,519,671
Cayman Islands - 2.6%
Sands China Ltd.	1,287,200	9,148,036
Wynn Macau Ltd.	1,650,400	6,332,955
TOTAL CAYMAN ISLANDS		15,480,991
Denmark - 1.8%
Novo Nordisk A/S Series B sponsored ADR	62,800	10,466,876
Finland - 0.9%
Nokian Tyres PLC	100,408	5,080,980
France - 3.2%
Danone SA	80,652	5,981,177
Remy Cointreau SA	26,787	2,643,375
Safran SA	94,400	6,033,678
Sanofi SA	38,874	4,144,872
TOTAL FRANCE		18,803,102
Germany - 4.4%
Bayer AG	65,700	8,165,750
Deutsche Bank AG	51,320	2,480,253
Deutsche Bank AG (NY Shares)	800	38,656
Linde AG	67,141	12,757,939
Siemens AG sponsored ADR	20,000	2,560,200
TOTAL GERMANY		26,002,798
Common Stocks - continued
	Shares	Value
India - 0.3%
Housing Development Finance Corp. Ltd.	133,476	$ 1,852,016
Ireland - 1.7%
CRH PLC sponsored ADR	185,366	4,537,760
James Hardie Industries PLC:
CDI	35,635	368,127
sponsored ADR (d)	96,000	4,999,680
TOTAL IRELAND		9,905,567
Israel - 0.3%
Azrieli Group	44,900	1,443,930
Italy - 0.9%
Interpump Group SpA	160,651	1,788,616
Prada SpA	325,300	3,172,021
TOTAL ITALY		4,960,637
Japan - 16.6%
AEON Mall Co. Ltd.	101,810	2,891,503
Aozora Bank Ltd.	861,000	2,502,957
Autobacs Seven Co. Ltd.	60,100	876,287
DENSO Corp.	366,500	17,617,075
East Japan Railway Co.	16,900	1,468,115
Fanuc Corp.	31,700	5,084,924
Fast Retailing Co. Ltd.	18,300	6,159,998
Japan Tobacco, Inc.	166,700	6,031,820
Keyence Corp.	27,462	11,769,939
Mitsui Fudosan Co. Ltd.	267,000	8,844,617
Nomura Holdings, Inc.	187,300	1,383,591
Seven Bank Ltd.	808,300	2,860,781
Shinsei Bank Ltd.	1,457,000	3,411,283
SHO-BOND Holdings Co. Ltd.	65,000	3,043,777
SoftBank Corp.	134,600	10,051,781
Unicharm Corp.	54,500	3,500,476
USS Co. Ltd.	458,700	6,717,431
Yamato Kogyo Co. Ltd.	86,100	3,191,228
TOTAL JAPAN		97,407,583
Mexico - 0.3%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	20,755	1,936,442
Common Stocks - continued
	Shares	Value
Netherlands - 1.7%
ASML Holding NV	56,278	$ 5,326,150
ING Groep NV (Certificaten Van Aandelen) (a)	366,557	4,658,106
TOTAL NETHERLANDS		9,984,256
Portugal - 0.8%
Jeronimo Martins SGPS SA	265,152	4,899,738
South Africa - 0.5%
Clicks Group Ltd.	444,126	2,767,285
Spain - 1.9%
Inditex SA (d)	59,146	9,716,963
Prosegur Compania de Seguridad SA (Reg.)	236,849	1,408,528
TOTAL SPAIN		11,125,491
Sweden - 5.7%
ASSA ABLOY AB (B Shares)	138,561	6,878,816
Atlas Copco AB (A Shares)	240,809	6,681,655
Fagerhult AB	49,496	1,520,004
H&M Hennes & Mauritz AB (B Shares)	182,130	7,869,754
Intrum Justitia AB	91,200	2,427,759
SKF AB (B Shares)	153,717	4,072,995
Svenska Handelsbanken AB (A Shares)	72,940	3,304,787
Swedish Match Co. AB	17,272	569,865
TOTAL SWEDEN		33,325,635
Switzerland - 12.4%
Credit Suisse Group	74,858	2,328,680
Nestle SA	345,971	24,973,553
Novartis AG	75,374	5,850,725
Roche Holding AG (participation certificate)	70,213	19,438,481
Schindler Holding AG:
(participation certificate)	25,471	3,612,848
(Reg.)	6,190	880,046
Swatch Group AG (Bearer)	4,040	2,584,692
UBS AG (NY Shares)	661,761	12,811,693
TOTAL SWITZERLAND		72,480,718
Turkey - 1.5%
Coca-Cola Icecek A/S	142,997	4,100,978
Tupras Turkiye Petrol Rafinelleri A/S	100,687	2,284,845
Turkiye Garanti Bankasi A/S	640,500	2,579,647
TOTAL TURKEY		8,965,470
Common Stocks - continued
	Shares	Value
United Kingdom - 17.6%
Babcock International Group PLC	196,200	$ 4,010,985
Barclays PLC sponsored ADR (d)	225,966	3,798,488
BG Group PLC	466,755	9,530,810
BHP Billiton PLC ADR (d)	71,700	4,419,588
GlaxoSmithKline PLC sponsored ADR	175,500	9,236,565
InterContinental Hotel Group PLC ADR (d)	230,330	6,760,186
Johnson Matthey PLC	116,777	5,624,697
Prudential PLC	539,714	11,037,564
Reckitt Benckiser Group PLC (d)	115,645	8,989,413
Rexam PLC	380,064	3,165,805
Rolls-Royce Group PLC	458,237	8,449,478
Rotork PLC	84,800	3,892,773
SABMiller PLC	202,866	10,584,460
Serco Group PLC	345,718	3,087,586
Shaftesbury PLC	154,533	1,471,803
Standard Chartered PLC (United Kingdom)	334,991	8,054,183
Unite Group PLC	197,400	1,253,384
TOTAL UNITED KINGDOM		103,367,768
United States of America - 12.8%
Autoliv, Inc.	67,069	5,984,567
Berkshire Hathaway, Inc. Class B (a)	19,184	2,207,695
BorgWarner, Inc.	58,796	6,063,631
Cummins, Inc.	26,082	3,312,936
FMC Technologies, Inc. (a)	49,152	2,484,634
Google, Inc. Class A (a)	2,863	2,950,551
KLA-Tencor Corp.	42,680	2,799,808
Martin Marietta Materials, Inc.	31,700	3,109,453
MasterCard, Inc. Class A	11,450	8,210,795
Mead Johnson Nutrition Co. Class A	76,944	6,283,247
Mohawk Industries, Inc. (a)	22,400	2,966,208
National Oilwell Varco, Inc.	40,272	3,269,281
Philip Morris International, Inc.	43,808	3,904,169
PriceSmart, Inc.	24,500	2,787,855
ResMed, Inc. (d)	60,700	3,140,618
Solera Holdings, Inc.	46,189	2,596,746
SS&C Technologies Holdings, Inc. (a)	66,200	2,601,660
Common Stocks - continued
	Shares	Value
United States of America - continued
Union Pacific Corp.	16,300	$ 2,467,820
Visa, Inc. Class A	39,975	7,861,883
TOTAL UNITED STATES OF AMERICA		75,003,557
TOTAL COMMON STOCKS (Cost $503,021,258)		573,886,671
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC Series C (Cost $61,249)	37,731,382	60,499
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 0.09% (b)	14,095,092	14,095,092
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	16,477,575	16,477,575
TOTAL MONEY MARKET FUNDS (Cost $30,572,667)		30,572,667
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $533,655,174)		604,519,837
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(18,241,969)
NET ASSETS - 100%		$ 586,277,868
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,543
Fidelity Securities Lending Cash Central Fund	209,783
Total	$ 223,326
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 99,756,238	$ 68,385,447	$ 31,370,791	$ -
Consumer Staples	115,157,576	60,220,538	54,937,038	-
Energy	17,569,570	17,569,570	-	-
Financials	88,293,666	45,894,331	42,399,335	-
Health Care	69,710,680	59,715,083	9,995,597	-
Industrials	84,031,083	74,434,267	9,596,816	-
Information Technology	44,117,532	32,347,593	11,769,939	-
Materials	45,259,044	42,067,816	3,191,228	-
Telecommunication Services	10,051,781	-	10,051,781	-
Money Market Funds	30,572,667	30,572,667	-	-
Total Investments in Securities:	$ 604,519,837	$ 431,207,312	$ 173,312,525	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 27,145,883
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $15,812,983) - See accompanying schedule: Unaffiliated issuers (cost $503,082,507)	$ 573,947,170
Fidelity Central Funds (cost $30,572,667)	30,572,667
Total Investments (cost $533,655,174)		$ 604,519,837
Cash		7,981
Receivable for investments sold		2,362,573
Receivable for fund shares sold		3,194,486
Dividends receivable		767,973
Distributions receivable from Fidelity Central Funds		6,838
Prepaid expenses		1,720
Other receivables		13,074
Total assets		610,874,482

Liabilities
Payable for investments purchased	$ 7,134,028
Payable for fund shares redeemed	414,036
Accrued management fee	337,239
Distribution and service plan fees payable	38,773
Other affiliated payables	125,190
Other payables and accrued expenses	69,773
Collateral on securities loaned, at value	16,477,575
Total liabilities		24,596,614

Net Assets		$ 586,277,868
Net Assets consist of:
Paid in capital		$ 512,728,833
Undistributed net investment income		2,476,993
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		210,451
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,861,591
Net Assets		$ 586,277,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($74,594,798 ÷ 6,919,905 shares)	$ 10.78

Maximum offering price per share (100/94.25 of $10.78)	$ 11.44
Class T: Net Asset Value and redemption price per share ($23,117,780 ÷ 2,150,794 shares)	$ 10.75

Maximum offering price per share (100/96.50 of $10.75)	$ 11.14
Class B: Net Asset Value and offering price per share ($1,578,643 ÷ 147,175 shares)A	$ 10.73

Class C: Net Asset Value and offering price per share ($17,196,098 ÷ 1,608,592 shares)A	$ 10.69

International Growth: Net Asset Value, offering price and redemption price per share ($430,913,552 ÷ 39,735,803 shares)	$ 10.84

Institutional Class: Net Asset Value, offering price and redemption price per share ($38,771,323 ÷ 3,577,332 shares)	$ 10.84

Class Z: Net Asset Value, offering price and redemption price per share ($105,674 ÷ 9,747 shares)	$ 10.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 8,033,314
Interest		4
Income from Fidelity Central Funds		223,326
Income before foreign taxes withheld		8,256,644
Less foreign taxes withheld		(549,023)
Total income		7,707,621

Expenses
Management fee Basic fee	$ 2,422,146
Performance adjustment	192,757
Transfer agent fees	865,734
Distribution and service plan fees	312,494
Accounting and security lending fees	180,016
Custodian fees and expenses	82,662
Independent trustees' compensation	1,736
Registration fees	145,304
Audit	70,606
Legal	656
Miscellaneous	1,779
Total expenses before reductions	4,275,890
Expense reductions	(61,595)	4,214,295
Net investment income (loss)		3,493,326
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,727,492
Foreign currency transactions	107,488
Futures contracts	(517,867)
Total net realized gain (loss)		6,317,113
Change in net unrealized appreciation (depreciation) on: Investment securities	60,865,585
Assets and liabilities in foreign currencies	4,304
Total change in net unrealized appreciation (depreciation)		60,869,889
Net gain (loss)		67,187,002
Net increase (decrease) in net assets resulting from operations		$ 70,680,328

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,493,326	$ 1,377,708
Net realized gain (loss)	6,317,113	(833,212)
Change in net unrealized appreciation (depreciation)	60,869,889	11,226,981
Net increase (decrease) in net assets resulting from operations	70,680,328	11,771,477
Distributions to shareholders from net investment income	(2,081,336)	(594,738)
Distributions to shareholders from net realized gain	(113,769)	(48,645)
Total distributions	(2,195,105)	(643,383)
Share transactions - net increase (decrease)	324,915,158	115,271,822
Redemption fees	31,216	5,972
Total increase (decrease) in net assets	393,431,597	126,405,888

Net Assets
Beginning of period	192,846,271	66,440,383
End of period (including undistributed net investment income of $2,476,993 and undistributed net investment income of $1,374,430, respectively)	$ 586,277,868	$ 192,846,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 8.09	$ 8.38	$ 7.01	$ 5.46
Income from Investment Operations
Net investment income (loss) C	.08	.08	.08	.05	.05
Net realized and unrealized gain (loss)	1.88	.81	(.31)	1.39	1.55
Total from investment operations	1.96	.89	(.23)	1.44	1.60
Distributions from net investment income	(.08)	(.06)	(.05)	(.05)	(.05)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.09)	(.07)	(.06)	(.07) H	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.78	$ 8.91	$ 8.09	$ 8.38	$ 7.01
Total Return A, B	22.18%	11.10%	(2.76)%	20.68%	29.72%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.58%	1.77%	2.13%	2.46%
Expenses net of fee waivers, if any	1.43%	1.45%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.42%	1.44%	1.43%	1.48%	1.47%
Net investment income (loss)	.80%	.99%	.92%	.74%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,595	$ 21,874	$ 6,352	$ 3,084	$ 1,452
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.89	$ 8.08	$ 8.38	$ 7.00	$ 5.45
Income from Investment Operations
Net investment income (loss) C	.05	.06	.06	.04	.03
Net realized and unrealized gain (loss)	1.88	.81	(.31)	1.39	1.55
Total from investment operations	1.93	.87	(.25)	1.43	1.58
Distributions from net investment income	(.07)	(.05)	(.04)	(.02)	(.03)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.07) H	(.06)	(.05)	(.05)	(.03)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.75	$ 8.89	$ 8.08	$ 8.38	$ 7.00
Total Return A, B	21.91%	10.82%	(3.03)%	20.47%	29.22%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.85%	2.03%	2.41%	2.67%
Expenses net of fee waivers, if any	1.69%	1.70%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.68%	1.69%	1.68%	1.73%	1.73%
Net investment income (loss)	.54%	.74%	.67%	.49%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,118	$ 10,690	$ 2,917	$ 1,034	$ 532
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.88	$ 8.06	$ 8.36	$ 6.98	$ 5.42
Income from Investment Operations
Net investment income (loss) C	- G	.02	.01	- G	.01
Net realized and unrealized gain (loss)	1.89	.80	(.30)	1.38	1.55
Total from investment operations	1.89	.82	(.29)	1.38	1.56
Distributions from net investment income	(.03)	-	(.01)	-	-
Distributions from net realized gain	(.01)	-	- G	-	-
Total distributions	(.04)	-	(.01)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.73	$ 8.88	$ 8.06	$ 8.36	$ 6.98
Total Return A, B	21.35%	10.17%	(3.47)%	19.77%	28.78%
Ratios to Average Net Assets D, F
Expenses before reductions	2.19%	2.35%	2.55%	2.87%	3.17%
Expenses net of fee waivers, if any	2.18%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.19%	2.18%	2.23%	2.23%
Net investment income (loss)	.05%	.24%	.17%	(.01)%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,579	$ 1,116	$ 473	$ 581	$ 328
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.84	$ 8.03	$ 8.34	$ 6.98	$ 5.42
Income from Investment Operations
Net investment income (loss) C	.01	.02	.01	- G	.01
Net realized and unrealized gain (loss)	1.87	.80	(.31)	1.38	1.55
Total from investment operations	1.88	.82	(.30)	1.38	1.56
Distributions from net investment income	(.02)	(.01)	(.01)	-	-
Distributions from net realized gain	(.01)	(.01)	(.01)	(.02)	-
Total distributions	(.03)	(.01) I	(.01) H	(.02)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.69	$ 8.84	$ 8.03	$ 8.34	$ 6.98
Total Return A, B	21.29%	10.27%	(3.57)%	19.82%	28.78%
Ratios to Average Net Assets D, F
Expenses before reductions	2.19%	2.33%	2.52%	2.89%	3.21%
Expenses net of fee waivers, if any	2.18%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.19%	2.18%	2.24%	2.23%
Net investment income (loss)	.05%	.24%	.17%	(.01)%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,196	$ 5,648	$ 2,767	$ 1,261	$ 780
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.95	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Income from Investment Operations
Net investment income (loss) B	.11	.11	.10	.07	.06
Net realized and unrealized gain (loss)	1.88	.81	(.30)	1.39	1.54
Total from investment operations	1.99	.92	(.20)	1.46	1.60
Distributions from net investment income	(.10)	(.08)	(.07)	(.06)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.10) H	(.09)	(.08)	(.08) G	(.06)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.84	$ 8.95	$ 8.12	$ 8.40	$ 7.02
Total Return A	22.48%	11.41%	(2.47)%	20.97%	29.77%
Ratios to Average Net Assets C, E
Expenses before reductions	1.13%	1.28%	1.52%	1.89%	2.19%
Expenses net of fee waivers, if any	1.13%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.11%	1.19%	1.18%	1.23%	1.23%
Net investment income (loss)	1.11%	1.24%	1.17%	.99%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 430,914	$ 149,526	$ 53,437	$ 28,454	$ 18,254
Portfolio turnover rate D	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.94	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Income from Investment Operations
Net investment income (loss) B	.11	.10	.10	.07	.06
Net realized and unrealized gain (loss)	1.90	.81	(.30)	1.39	1.54
Total from investment operations	2.01	.91	(.20)	1.46	1.60
Distributions from net investment income	(.10)	(.08)	(.07)	(.06)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.11)	(.09)	(.08)	(.08) G	(.06)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.84	$ 8.94	$ 8.12	$ 8.40	$ 7.02
Total Return A	22.66%	11.28%	(2.47)%	20.97%	29.77%
Ratios to Average Net Assets C, E
Expenses before reductions	1.11%	1.27%	1.50%	1.92%	2.01%
Expenses net of fee waivers, if any	1.11%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.09%	1.19%	1.18%	1.23%	1.23%
Net investment income (loss)	1.13%	1.24%	1.17%	.99%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,771	$ 3,992	$ 493	$ 113	$ 36
Portfolio turnover rate D	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.26
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	.56
Total from investment operations	.58
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 10.84
Total Return B, C	5.65%
Ratios to Average Net Assets E, H
Expenses before reductions	.94% A
Expenses net of fee waivers, if any	.94% A
Expenses net of all reductions	.93% A
Net investment income (loss)	.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106
Portfolio turnover rate F	32%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, International Growth, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by which Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 77,456,036
Gross unrealized depreciation	(6,897,408)
Net unrealized appreciation (depreciation) on securities and other investments	$ 70,558,628

Tax Cost	$ 533,961,209

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,476,993
Undistributed long-term capital gain	$ 516,487
Net unrealized appreciation (depreciation)	$ 70,555,556

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 2,195,105	$ 643,383

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(517,867) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $423,057,094 and $105,902,960, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 111,996	$ 3,731
Class T	.25%	.25%	74,898	-
Class B	.75%	.25%	12,264	9,227
Class C	.75%	.25%	113,336	38,127
			$ 312,494	$ 51,085

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 55,379
Class T	12,148
Class B*	741
Class C*	2,285
$ 70,553

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 133,141.29
Class T	45,948.30
Class B	3,660.30
Class C	33,951.30
International Growth	618,957.24
Institutional Class	30,066.22
Class Z	11	.05*
	$ 865,734

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,164 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $647 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan

Annual Report

8. Security Lending - continued

securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $812,318. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $209,783, including $4,235 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Class A, Class T, Class B, Class C, International Growth and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$ 1,675
Class T	515
Class B	36
Class C	417
International Growth	10,450
Institutional Class	831
$ 13,924

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,356.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $46,315 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 226,330	$ 50,503
Class T	86,155	18,666
Class B	4,290	-
Class C	14,481	2,205
International Growth	1,698,830	516,958
Institutional Class	51,250	6,406
Total	$ 2,081,336	$ 594,738
From net realized gain
Class A	$ 13,472	$ 4,810
Class T	6,243	2,196
Class B	631	-
Class C	3,291	1,890
International Growth	87,569	39,262
Institutional Class	2,563	487
Total	$ 113,769	$ 48,645

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	5,907,169	1,901,699	$ 58,500,264	$ 16,560,116
Reinvestment of distributions	24,178	5,422	218,566	42,831
Shares redeemed	(1,466,703)	(236,851)	(14,226,261)	(2,015,265)
Net increase (decrease)	4,464,644	1,670,270	$ 44,492,569	$ 14,587,682
Class T
Shares sold	1,144,706	941,446	$ 11,429,141	$ 8,178,600
Reinvestment of distributions	10,086	2,626	91,076	20,742
Shares redeemed	(206,178)	(102,766)	(2,020,899)	(866,637)
Net increase (decrease)	948,614	841,306	$ 9,499,318	$ 7,332,705

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class B
Shares sold	70,442	92,865	$ 702,618	$ 806,549
Reinvestment of distributions	531	-	4,806	-
Shares redeemed	(49,437)	(25,954)	(483,935)	(218,180)
Net increase (decrease)	21,536	66,911	$ 223,489	$ 588,369
Class C
Shares sold	1,392,365	400,291	$ 13,520,584	$ 3,375,948
Reinvestment of distributions	1,911	510	17,237	4,026
Shares redeemed	(424,469)	(106,475)	(4,120,400)	(879,489)
Net increase (decrease)	969,807	294,326	$ 9,417,421	$ 2,500,485
International Growth
Shares sold	29,198,608	13,301,892	$ 290,678,738	$ 114,028,412
Reinvestment of distributions	192,126	68,821	1,742,585	544,378
Shares redeemed	(6,365,570)	(3,238,606)	(62,814,771)	(27,713,258)
Net increase (decrease)	23,025,164	10,132,107	$ 229,606,552	$ 86,859,532
Institutional Class
Shares sold	3,568,741	438,656	$ 35,951,935	$ 3,841,370
Reinvestment of distributions	5,682	655	51,476	5,178
Shares redeemed	(443,392)	(53,696)	(4,427,602)	(443,499)
Net increase (decrease)	3,131,031	385,615	$ 31,575,809	$ 3,403,049
Class Z
Shares sold	9,747	-	$ 100,000	$ -
Reinvestment of distributions	-	-	-	-
Shares redeemed	-	-	-	-
Net increase (decrease)	9,747	-	$ 100,000	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay on December 9, 2013, to shareholders of record at the opening of business on December 6, 2013, a distribution of $0.009 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.050 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $585,832, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 12% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in December 2012 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Growth Fund	12/10/2012	$0.050	$0.0053

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

IGF-UANN-1213
1.912349.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class A, Class T,
Class B, and Class C are
classes of Fidelity®
International Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	15.15%	14.26%	1.03%
Class T (incl. 3.50% sales charge)	17.65%	14.50%	1.17%
Class B (incl. contingent deferred sales charge) B	16.35%	14.53%	1.12%
Class C (incl. contingent deferred sales charge) C	20.29%	14.76%	1.27%

A From November 1, 2007.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 22.18%, 21.91%, 21.35% and 21.29%, respectively (excluding sales charges), trailing the 26.07% advance of the MSCI® EAFE® Growth Index. Versus the index, picks in emerging markets were a big detractor. A combination of underweighting Europe and disappointing security selection here also hurt, even as Dutch semiconductor equipment company ASML Holding made an outsized individual contribution. Stock picking in Canada detracted, with out-of-index mining companies Goldcorp and Agnico Eagle Mines suffering from falling gold prices. I ultimately sold both stocks. A moderate cash position curbed performance in an up market. On the positive side, stock picking in Hong Kong was helpful - especially positions in casino gaming companies Sands China and Wynn Macau - as was underweighting poor-performing Australia. Another contributor was the fund's out-of-benchmark holdings in companies headquartered in the U.S. but doing all or most of their business abroad. In strong-performing Japan, the impact was mixed, with a detrimental underweighting but favorable stock picking. In this market, the fund's biggest individual detractor was automaker Toyota Motor. Instead of owning this outperforming benchmark component, we held DENSO, a parts supplier whose largest customer is Toyota and whose strong performance tempered the latter's negative relative impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C, International Growth and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.44%
Actual		$ 1,000.00	$ 1,067.30	$ 7.50 C
Hypothetical A		$ 1,000.00	$ 1,017.95	$ 7.32 D
Class T	1.70%
Actual		$ 1,000.00	$ 1,066.50	$ 8.85 C
Hypothetical A		$ 1,000.00	$ 1,016.64	$ 8.64 D
Class B	2.18%
Actual		$ 1,000.00	$ 1,063.40	$ 11.34 C
Hypothetical A		$ 1,000.00	$ 1,014.22	$ 11.07 D
Class C	2.18%
Actual		$ 1,000.00	$ 1,063.70	$ 11.34 C
Hypothetical A		$ 1,000.00	$ 1,014.22	$ 11.07 D
International Growth	1.11%
Actual		$ 1,000.00	$ 1,069.00	$ 5.79 C
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.65 D
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,069.00	$ 5.79 C
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.65 D
Class Z	.94%
Actual		$ 1,000.00	$ 1,056.50	$ 2.12 C
Hypothetical A		$ 1,000.00	$ 1,020.47	$ 4.79 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Growth and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Shareholder Expense Example - continued

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom 17.6%
Japan 16.6%
United States of America* 14.9%
Switzerland 12.4%
Sweden 5.7%
Belgium 4.8%
Germany 4.4%
Australia 3.2%
France 3.2%
Other 17.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2013
United Kingdom 18.3%
United States of America* 16.4%
Japan 12.5%
Switzerland 10.7%
Sweden 5.4%
Belgium 4.5%
France 4.0%
Australia 3.8%
Germany 3.1%
Other 21.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.9	98.6
Short-Term Investments and Net Other Assets (Liabilities)	2.1	1.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.3	5.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.5	3.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.3	2.5
DENSO Corp. (Japan, Auto Components)	3.0	2.2
UBS AG (NY Shares) (Switzerland, Capital Markets)	2.2	1.9
Linde AG (Germany, Chemicals)	2.2	2.3
Keyence Corp. (Japan, Electronic Equipment & Components)	2.0	1.3
Prudential PLC (United Kingdom, Insurance)	1.9	0.0
SABMiller PLC (United Kingdom, Beverages)	1.8	2.1
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	1.8	2.5
	26.0
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	19.7	24.3
Consumer Discretionary	17.1	16.2
Financials	15.0	11.3
Industrials	14.3	15.1
Health Care	11.9	11.2
Materials	7.7	10.4
Information Technology	7.5	6.7
Energy	3.0	3.4
Telecommunication Services	1.7	0.0

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 3.2%
Coca-Cola Amatil Ltd.	391,434	$ 4,772,534
CSL Ltd.	141,073	9,266,793
Sydney Airport unit	643,558	2,548,605
Transurban Group unit	347,528	2,332,109
TOTAL AUSTRALIA		18,920,041
Austria - 1.1%
Andritz AG	103,997	6,406,331
Bailiwick of Jersey - 0.5%
Informa PLC	301,577	2,705,454
Belgium - 4.8%
Anheuser-Busch InBev SA NV	197,091	20,431,189
KBC Groupe SA	83,619	4,558,378
Umicore SA	64,664	3,084,767
TOTAL BELGIUM		28,074,334
Bermuda - 0.4%
Lazard Ltd. Class A	65,192	2,519,671
Cayman Islands - 2.6%
Sands China Ltd.	1,287,200	9,148,036
Wynn Macau Ltd.	1,650,400	6,332,955
TOTAL CAYMAN ISLANDS		15,480,991
Denmark - 1.8%
Novo Nordisk A/S Series B sponsored ADR	62,800	10,466,876
Finland - 0.9%
Nokian Tyres PLC	100,408	5,080,980
France - 3.2%
Danone SA	80,652	5,981,177
Remy Cointreau SA	26,787	2,643,375
Safran SA	94,400	6,033,678
Sanofi SA	38,874	4,144,872
TOTAL FRANCE		18,803,102
Germany - 4.4%
Bayer AG	65,700	8,165,750
Deutsche Bank AG	51,320	2,480,253
Deutsche Bank AG (NY Shares)	800	38,656
Linde AG	67,141	12,757,939
Siemens AG sponsored ADR	20,000	2,560,200
TOTAL GERMANY		26,002,798
Common Stocks - continued
	Shares	Value
India - 0.3%
Housing Development Finance Corp. Ltd.	133,476	$ 1,852,016
Ireland - 1.7%
CRH PLC sponsored ADR	185,366	4,537,760
James Hardie Industries PLC:
CDI	35,635	368,127
sponsored ADR (d)	96,000	4,999,680
TOTAL IRELAND		9,905,567
Israel - 0.3%
Azrieli Group	44,900	1,443,930
Italy - 0.9%
Interpump Group SpA	160,651	1,788,616
Prada SpA	325,300	3,172,021
TOTAL ITALY		4,960,637
Japan - 16.6%
AEON Mall Co. Ltd.	101,810	2,891,503
Aozora Bank Ltd.	861,000	2,502,957
Autobacs Seven Co. Ltd.	60,100	876,287
DENSO Corp.	366,500	17,617,075
East Japan Railway Co.	16,900	1,468,115
Fanuc Corp.	31,700	5,084,924
Fast Retailing Co. Ltd.	18,300	6,159,998
Japan Tobacco, Inc.	166,700	6,031,820
Keyence Corp.	27,462	11,769,939
Mitsui Fudosan Co. Ltd.	267,000	8,844,617
Nomura Holdings, Inc.	187,300	1,383,591
Seven Bank Ltd.	808,300	2,860,781
Shinsei Bank Ltd.	1,457,000	3,411,283
SHO-BOND Holdings Co. Ltd.	65,000	3,043,777
SoftBank Corp.	134,600	10,051,781
Unicharm Corp.	54,500	3,500,476
USS Co. Ltd.	458,700	6,717,431
Yamato Kogyo Co. Ltd.	86,100	3,191,228
TOTAL JAPAN		97,407,583
Mexico - 0.3%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	20,755	1,936,442
Common Stocks - continued
	Shares	Value
Netherlands - 1.7%
ASML Holding NV	56,278	$ 5,326,150
ING Groep NV (Certificaten Van Aandelen) (a)	366,557	4,658,106
TOTAL NETHERLANDS		9,984,256
Portugal - 0.8%
Jeronimo Martins SGPS SA	265,152	4,899,738
South Africa - 0.5%
Clicks Group Ltd.	444,126	2,767,285
Spain - 1.9%
Inditex SA (d)	59,146	9,716,963
Prosegur Compania de Seguridad SA (Reg.)	236,849	1,408,528
TOTAL SPAIN		11,125,491
Sweden - 5.7%
ASSA ABLOY AB (B Shares)	138,561	6,878,816
Atlas Copco AB (A Shares)	240,809	6,681,655
Fagerhult AB	49,496	1,520,004
H&M Hennes & Mauritz AB (B Shares)	182,130	7,869,754
Intrum Justitia AB	91,200	2,427,759
SKF AB (B Shares)	153,717	4,072,995
Svenska Handelsbanken AB (A Shares)	72,940	3,304,787
Swedish Match Co. AB	17,272	569,865
TOTAL SWEDEN		33,325,635
Switzerland - 12.4%
Credit Suisse Group	74,858	2,328,680
Nestle SA	345,971	24,973,553
Novartis AG	75,374	5,850,725
Roche Holding AG (participation certificate)	70,213	19,438,481
Schindler Holding AG:
(participation certificate)	25,471	3,612,848
(Reg.)	6,190	880,046
Swatch Group AG (Bearer)	4,040	2,584,692
UBS AG (NY Shares)	661,761	12,811,693
TOTAL SWITZERLAND		72,480,718
Turkey - 1.5%
Coca-Cola Icecek A/S	142,997	4,100,978
Tupras Turkiye Petrol Rafinelleri A/S	100,687	2,284,845
Turkiye Garanti Bankasi A/S	640,500	2,579,647
TOTAL TURKEY		8,965,470
Common Stocks - continued
	Shares	Value
United Kingdom - 17.6%
Babcock International Group PLC	196,200	$ 4,010,985
Barclays PLC sponsored ADR (d)	225,966	3,798,488
BG Group PLC	466,755	9,530,810
BHP Billiton PLC ADR (d)	71,700	4,419,588
GlaxoSmithKline PLC sponsored ADR	175,500	9,236,565
InterContinental Hotel Group PLC ADR (d)	230,330	6,760,186
Johnson Matthey PLC	116,777	5,624,697
Prudential PLC	539,714	11,037,564
Reckitt Benckiser Group PLC (d)	115,645	8,989,413
Rexam PLC	380,064	3,165,805
Rolls-Royce Group PLC	458,237	8,449,478
Rotork PLC	84,800	3,892,773
SABMiller PLC	202,866	10,584,460
Serco Group PLC	345,718	3,087,586
Shaftesbury PLC	154,533	1,471,803
Standard Chartered PLC (United Kingdom)	334,991	8,054,183
Unite Group PLC	197,400	1,253,384
TOTAL UNITED KINGDOM		103,367,768
United States of America - 12.8%
Autoliv, Inc.	67,069	5,984,567
Berkshire Hathaway, Inc. Class B (a)	19,184	2,207,695
BorgWarner, Inc.	58,796	6,063,631
Cummins, Inc.	26,082	3,312,936
FMC Technologies, Inc. (a)	49,152	2,484,634
Google, Inc. Class A (a)	2,863	2,950,551
KLA-Tencor Corp.	42,680	2,799,808
Martin Marietta Materials, Inc.	31,700	3,109,453
MasterCard, Inc. Class A	11,450	8,210,795
Mead Johnson Nutrition Co. Class A	76,944	6,283,247
Mohawk Industries, Inc. (a)	22,400	2,966,208
National Oilwell Varco, Inc.	40,272	3,269,281
Philip Morris International, Inc.	43,808	3,904,169
PriceSmart, Inc.	24,500	2,787,855
ResMed, Inc. (d)	60,700	3,140,618
Solera Holdings, Inc.	46,189	2,596,746
SS&C Technologies Holdings, Inc. (a)	66,200	2,601,660
Common Stocks - continued
	Shares	Value
United States of America - continued
Union Pacific Corp.	16,300	$ 2,467,820
Visa, Inc. Class A	39,975	7,861,883
TOTAL UNITED STATES OF AMERICA		75,003,557
TOTAL COMMON STOCKS (Cost $503,021,258)		573,886,671
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC Series C (Cost $61,249)	37,731,382	60,499
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 0.09% (b)	14,095,092	14,095,092
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	16,477,575	16,477,575
TOTAL MONEY MARKET FUNDS (Cost $30,572,667)		30,572,667
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $533,655,174)		604,519,837
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(18,241,969)
NET ASSETS - 100%		$ 586,277,868
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,543
Fidelity Securities Lending Cash Central Fund	209,783
Total	$ 223,326
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 99,756,238	$ 68,385,447	$ 31,370,791	$ -
Consumer Staples	115,157,576	60,220,538	54,937,038	-
Energy	17,569,570	17,569,570	-	-
Financials	88,293,666	45,894,331	42,399,335	-
Health Care	69,710,680	59,715,083	9,995,597	-
Industrials	84,031,083	74,434,267	9,596,816	-
Information Technology	44,117,532	32,347,593	11,769,939	-
Materials	45,259,044	42,067,816	3,191,228	-
Telecommunication Services	10,051,781	-	10,051,781	-
Money Market Funds	30,572,667	30,572,667	-	-
Total Investments in Securities:	$ 604,519,837	$ 431,207,312	$ 173,312,525	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 27,145,883
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $15,812,983) - See accompanying schedule: Unaffiliated issuers (cost $503,082,507)	$ 573,947,170
Fidelity Central Funds (cost $30,572,667)	30,572,667
Total Investments (cost $533,655,174)		$ 604,519,837
Cash		7,981
Receivable for investments sold		2,362,573
Receivable for fund shares sold		3,194,486
Dividends receivable		767,973
Distributions receivable from Fidelity Central Funds		6,838
Prepaid expenses		1,720
Other receivables		13,074
Total assets		610,874,482

Liabilities
Payable for investments purchased	$ 7,134,028
Payable for fund shares redeemed	414,036
Accrued management fee	337,239
Distribution and service plan fees payable	38,773
Other affiliated payables	125,190
Other payables and accrued expenses	69,773
Collateral on securities loaned, at value	16,477,575
Total liabilities		24,596,614

Net Assets		$ 586,277,868
Net Assets consist of:
Paid in capital		$ 512,728,833
Undistributed net investment income		2,476,993
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		210,451
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,861,591
Net Assets		$ 586,277,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($74,594,798 ÷ 6,919,905 shares)	$ 10.78

Maximum offering price per share (100/94.25 of $10.78)	$ 11.44
Class T: Net Asset Value and redemption price per share ($23,117,780 ÷ 2,150,794 shares)	$ 10.75

Maximum offering price per share (100/96.50 of $10.75)	$ 11.14
Class B: Net Asset Value and offering price per share ($1,578,643 ÷ 147,175 shares)A	$ 10.73

Class C: Net Asset Value and offering price per share ($17,196,098 ÷ 1,608,592 shares)A	$ 10.69

International Growth: Net Asset Value, offering price and redemption price per share ($430,913,552 ÷ 39,735,803 shares)	$ 10.84

Institutional Class: Net Asset Value, offering price and redemption price per share ($38,771,323 ÷ 3,577,332 shares)	$ 10.84

Class Z: Net Asset Value, offering price and redemption price per share ($105,674 ÷ 9,747 shares)	$ 10.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 8,033,314
Interest		4
Income from Fidelity Central Funds		223,326
Income before foreign taxes withheld		8,256,644
Less foreign taxes withheld		(549,023)
Total income		7,707,621

Expenses
Management fee Basic fee	$ 2,422,146
Performance adjustment	192,757
Transfer agent fees	865,734
Distribution and service plan fees	312,494
Accounting and security lending fees	180,016
Custodian fees and expenses	82,662
Independent trustees' compensation	1,736
Registration fees	145,304
Audit	70,606
Legal	656
Miscellaneous	1,779
Total expenses before reductions	4,275,890
Expense reductions	(61,595)	4,214,295
Net investment income (loss)		3,493,326
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,727,492
Foreign currency transactions	107,488
Futures contracts	(517,867)
Total net realized gain (loss)		6,317,113
Change in net unrealized appreciation (depreciation) on: Investment securities	60,865,585
Assets and liabilities in foreign currencies	4,304
Total change in net unrealized appreciation (depreciation)		60,869,889
Net gain (loss)		67,187,002
Net increase (decrease) in net assets resulting from operations		$ 70,680,328

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,493,326	$ 1,377,708
Net realized gain (loss)	6,317,113	(833,212)
Change in net unrealized appreciation (depreciation)	60,869,889	11,226,981
Net increase (decrease) in net assets resulting from operations	70,680,328	11,771,477
Distributions to shareholders from net investment income	(2,081,336)	(594,738)
Distributions to shareholders from net realized gain	(113,769)	(48,645)
Total distributions	(2,195,105)	(643,383)
Share transactions - net increase (decrease)	324,915,158	115,271,822
Redemption fees	31,216	5,972
Total increase (decrease) in net assets	393,431,597	126,405,888

Net Assets
Beginning of period	192,846,271	66,440,383
End of period (including undistributed net investment income of $2,476,993 and undistributed net investment income of $1,374,430, respectively)	$ 586,277,868	$ 192,846,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 8.09	$ 8.38	$ 7.01	$ 5.46
Income from Investment Operations
Net investment income (loss) C	.08	.08	.08	.05	.05
Net realized and unrealized gain (loss)	1.88	.81	(.31)	1.39	1.55
Total from investment operations	1.96	.89	(.23)	1.44	1.60
Distributions from net investment income	(.08)	(.06)	(.05)	(.05)	(.05)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.09)	(.07)	(.06)	(.07) H	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.78	$ 8.91	$ 8.09	$ 8.38	$ 7.01
Total Return A, B	22.18%	11.10%	(2.76)%	20.68%	29.72%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.58%	1.77%	2.13%	2.46%
Expenses net of fee waivers, if any	1.43%	1.45%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.42%	1.44%	1.43%	1.48%	1.47%
Net investment income (loss)	.80%	.99%	.92%	.74%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,595	$ 21,874	$ 6,352	$ 3,084	$ 1,452
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.89	$ 8.08	$ 8.38	$ 7.00	$ 5.45
Income from Investment Operations
Net investment income (loss) C	.05	.06	.06	.04	.03
Net realized and unrealized gain (loss)	1.88	.81	(.31)	1.39	1.55
Total from investment operations	1.93	.87	(.25)	1.43	1.58
Distributions from net investment income	(.07)	(.05)	(.04)	(.02)	(.03)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.07) H	(.06)	(.05)	(.05)	(.03)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.75	$ 8.89	$ 8.08	$ 8.38	$ 7.00
Total Return A, B	21.91%	10.82%	(3.03)%	20.47%	29.22%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.85%	2.03%	2.41%	2.67%
Expenses net of fee waivers, if any	1.69%	1.70%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.68%	1.69%	1.68%	1.73%	1.73%
Net investment income (loss)	.54%	.74%	.67%	.49%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,118	$ 10,690	$ 2,917	$ 1,034	$ 532
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.88	$ 8.06	$ 8.36	$ 6.98	$ 5.42
Income from Investment Operations
Net investment income (loss) C	- G	.02	.01	- G	.01
Net realized and unrealized gain (loss)	1.89	.80	(.30)	1.38	1.55
Total from investment operations	1.89	.82	(.29)	1.38	1.56
Distributions from net investment income	(.03)	-	(.01)	-	-
Distributions from net realized gain	(.01)	-	- G	-	-
Total distributions	(.04)	-	(.01)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.73	$ 8.88	$ 8.06	$ 8.36	$ 6.98
Total Return A, B	21.35%	10.17%	(3.47)%	19.77%	28.78%
Ratios to Average Net Assets D, F
Expenses before reductions	2.19%	2.35%	2.55%	2.87%	3.17%
Expenses net of fee waivers, if any	2.18%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.19%	2.18%	2.23%	2.23%
Net investment income (loss)	.05%	.24%	.17%	(.01)%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,579	$ 1,116	$ 473	$ 581	$ 328
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.84	$ 8.03	$ 8.34	$ 6.98	$ 5.42
Income from Investment Operations
Net investment income (loss) C	.01	.02	.01	- G	.01
Net realized and unrealized gain (loss)	1.87	.80	(.31)	1.38	1.55
Total from investment operations	1.88	.82	(.30)	1.38	1.56
Distributions from net investment income	(.02)	(.01)	(.01)	-	-
Distributions from net realized gain	(.01)	(.01)	(.01)	(.02)	-
Total distributions	(.03)	(.01) I	(.01) H	(.02)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.69	$ 8.84	$ 8.03	$ 8.34	$ 6.98
Total Return A, B	21.29%	10.27%	(3.57)%	19.82%	28.78%
Ratios to Average Net Assets D, F
Expenses before reductions	2.19%	2.33%	2.52%	2.89%	3.21%
Expenses net of fee waivers, if any	2.18%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.19%	2.18%	2.24%	2.23%
Net investment income (loss)	.05%	.24%	.17%	(.01)%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,196	$ 5,648	$ 2,767	$ 1,261	$ 780
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.95	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Income from Investment Operations
Net investment income (loss) B	.11	.11	.10	.07	.06
Net realized and unrealized gain (loss)	1.88	.81	(.30)	1.39	1.54
Total from investment operations	1.99	.92	(.20)	1.46	1.60
Distributions from net investment income	(.10)	(.08)	(.07)	(.06)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.10) H	(.09)	(.08)	(.08) G	(.06)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.84	$ 8.95	$ 8.12	$ 8.40	$ 7.02
Total Return A	22.48%	11.41%	(2.47)%	20.97%	29.77%
Ratios to Average Net Assets C, E
Expenses before reductions	1.13%	1.28%	1.52%	1.89%	2.19%
Expenses net of fee waivers, if any	1.13%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.11%	1.19%	1.18%	1.23%	1.23%
Net investment income (loss)	1.11%	1.24%	1.17%	.99%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 430,914	$ 149,526	$ 53,437	$ 28,454	$ 18,254
Portfolio turnover rate D	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.94	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Income from Investment Operations
Net investment income (loss) B	.11	.10	.10	.07	.06
Net realized and unrealized gain (loss)	1.90	.81	(.30)	1.39	1.54
Total from investment operations	2.01	.91	(.20)	1.46	1.60
Distributions from net investment income	(.10)	(.08)	(.07)	(.06)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.11)	(.09)	(.08)	(.08) G	(.06)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.84	$ 8.94	$ 8.12	$ 8.40	$ 7.02
Total Return A	22.66%	11.28%	(2.47)%	20.97%	29.77%
Ratios to Average Net Assets C, E
Expenses before reductions	1.11%	1.27%	1.50%	1.92%	2.01%
Expenses net of fee waivers, if any	1.11%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.09%	1.19%	1.18%	1.23%	1.23%
Net investment income (loss)	1.13%	1.24%	1.17%	.99%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,771	$ 3,992	$ 493	$ 113	$ 36
Portfolio turnover rate D	32%	32%	68%	87%	116%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.26
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	.56
Total from investment operations	.58
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 10.84
Total Return B, C	5.65%
Ratios to Average Net Assets E, H
Expenses before reductions	.94% A
Expenses net of fee waivers, if any	.94% A
Expenses net of all reductions	.93% A
Net investment income (loss)	.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106
Portfolio turnover rate F	32%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, International Growth, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by which Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 77,456,036
Gross unrealized depreciation	(6,897,408)
Net unrealized appreciation (depreciation) on securities and other investments	$ 70,558,628

Tax Cost	$ 533,961,209

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,476,993
Undistributed long-term capital gain	$ 516,487
Net unrealized appreciation (depreciation)	$ 70,555,556

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 2,195,105	$ 643,383

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(517,867) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $423,057,094 and $105,902,960, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 111,996	$ 3,731
Class T	.25%	.25%	74,898	-
Class B	.75%	.25%	12,264	9,227
Class C	.75%	.25%	113,336	38,127
			$ 312,494	$ 51,085

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 55,379
Class T	12,148
Class B*	741
Class C*	2,285
$ 70,553

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 133,141.29
Class T	45,948.30
Class B	3,660.30
Class C	33,951.30
International Growth	618,957.24
Institutional Class	30,066.22
Class Z	11	.05*
	$ 865,734

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,164 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $647 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan

Annual Report

8. Security Lending - continued

securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $812,318. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $209,783, including $4,235 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Class A, Class T, Class B, Class C, International Growth and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$ 1,675
Class T	515
Class B	36
Class C	417
International Growth	10,450
Institutional Class	831
$ 13,924

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,356.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $46,315 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 226,330	$ 50,503
Class T	86,155	18,666
Class B	4,290	-
Class C	14,481	2,205
International Growth	1,698,830	516,958
Institutional Class	51,250	6,406
Total	$ 2,081,336	$ 594,738
From net realized gain
Class A	$ 13,472	$ 4,810
Class T	6,243	2,196
Class B	631	-
Class C	3,291	1,890
International Growth	87,569	39,262
Institutional Class	2,563	487
Total	$ 113,769	$ 48,645

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	5,907,169	1,901,699	$ 58,500,264	$ 16,560,116
Reinvestment of distributions	24,178	5,422	218,566	42,831
Shares redeemed	(1,466,703)	(236,851)	(14,226,261)	(2,015,265)
Net increase (decrease)	4,464,644	1,670,270	$ 44,492,569	$ 14,587,682
Class T
Shares sold	1,144,706	941,446	$ 11,429,141	$ 8,178,600
Reinvestment of distributions	10,086	2,626	91,076	20,742
Shares redeemed	(206,178)	(102,766)	(2,020,899)	(866,637)
Net increase (decrease)	948,614	841,306	$ 9,499,318	$ 7,332,705

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class B
Shares sold	70,442	92,865	$ 702,618	$ 806,549
Reinvestment of distributions	531	-	4,806	-
Shares redeemed	(49,437)	(25,954)	(483,935)	(218,180)
Net increase (decrease)	21,536	66,911	$ 223,489	$ 588,369
Class C
Shares sold	1,392,365	400,291	$ 13,520,584	$ 3,375,948
Reinvestment of distributions	1,911	510	17,237	4,026
Shares redeemed	(424,469)	(106,475)	(4,120,400)	(879,489)
Net increase (decrease)	969,807	294,326	$ 9,417,421	$ 2,500,485
International Growth
Shares sold	29,198,608	13,301,892	$ 290,678,738	$ 114,028,412
Reinvestment of distributions	192,126	68,821	1,742,585	544,378
Shares redeemed	(6,365,570)	(3,238,606)	(62,814,771)	(27,713,258)
Net increase (decrease)	23,025,164	10,132,107	$ 229,606,552	$ 86,859,532
Institutional Class
Shares sold	3,568,741	438,656	$ 35,951,935	$ 3,841,370
Reinvestment of distributions	5,682	655	51,476	5,178
Shares redeemed	(443,392)	(53,696)	(4,427,602)	(443,499)
Net increase (decrease)	3,131,031	385,615	$ 31,575,809	$ 3,403,049
Class Z
Shares sold	9,747	-	$ 100,000	$ -
Reinvestment of distributions	-	-	-	-
Shares redeemed	-	-	-	-
Net increase (decrease)	9,747	-	$ 100,000	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.034	$0.009

Class T	12/09/13	12/06/13	$0.018	$0.009

Class B	12/09/13	12/06/13	$0.000	$0.009

Class C	12/09/13	12/06/13	$0.000	$0.009

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $585,832, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 14%, Class T designates 16%, Class B designates 29%, and Class C designates 40% of the dividends distributed in December 2012 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/2012	$0.044	$0.0053

Class T	12/10/2012	$0.037	$0.0053

Class B	12/10/2012	$0.021	$0.0053

Class C	12/10/2012	$0.015	$0.0053

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AIGF-UANN-1213
1.853348.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Growth

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
International Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Institutional Class	22.66%	15.88%	2.29%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Growth Fund: For the year, the fund's Institutional Class shares gained 22.66%, trailing the 26.07% advance of the MSCI® EAFE® Growth Index. Versus the index, picks in emerging markets were a big detractor. A combination of underweighting in Europe and disappointing security selection here also hurt, even as Dutch semiconductor equipment company ASML Holding made an outsized individual contribution. Stock picking in Canada detracted, with out-of-index mining companies Goldcorp and Agnico Eagle Mines suffering from falling gold prices. I ultimately sold both stocks. A moderate cash position also curbed performance in an up market. On the positive side, stock picking in Hong Kong was helpful - especially positions in casino gaming companies Sands China and Wynn Macau - as was underweighting poor-performing Australia. Another contributor was the fund's out-of-benchmark holdings in companies headquartered in the U.S. but doing all or most of their business abroad. In strong-performing Japan, the impact was mixed, with a detrimental underweighting but favorable stock picking. In this market, the fund's biggest individual detractor was automaker Toyota Motor. Instead of owning this outperforming benchmark component, we held DENSO, a parts supplier whose largest customer is Toyota and whose strong performance tempered the latter's negative relative impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013) for Class A, Class T, Class B, Class C, International Growth and Institutional Class and for the period (August 13, 2013 to October 31, 2013) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value October 31, 2013	Expenses Paid During Period
Class A	1.44%
Actual		$ 1,000.00	$ 1,067.30	$ 7.50 C
Hypothetical A		$ 1,000.00	$ 1,017.95	$ 7.32 D
Class T	1.70%
Actual		$ 1,000.00	$ 1,066.50	$ 8.85 C
Hypothetical A		$ 1,000.00	$ 1,016.64	$ 8.64 D
Class B	2.18%
Actual		$ 1,000.00	$ 1,063.40	$ 11.34 C
Hypothetical A		$ 1,000.00	$ 1,014.22	$ 11.07 D
Class C	2.18%
Actual		$ 1,000.00	$ 1,063.70	$ 11.34 C
Hypothetical A		$ 1,000.00	$ 1,014.22	$ 11.07 D
International Growth	1.11%
Actual		$ 1,000.00	$ 1,069.00	$ 5.79 C
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.65 D
Institutional Class	1.11%
Actual		$ 1,000.00	$ 1,069.00	$ 5.79 C
Hypothetical A		$ 1,000.00	$ 1,019.61	$ 5.65 D
Class Z	.94%
Actual		$ 1,000.00	$ 1,056.50	$ 2.12 C
Hypothetical A		$ 1,000.00	$ 1,020.47	$ 4.79 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class T, Class B, Class C, International Growth and Institutional Class and multiplied by 80/365 (to reflect the period August 13, 2013 to October 31, 2013) for Class Z. The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom 17.6%
Japan 16.6%
United States of America* 14.9%
Switzerland 12.4%
Sweden 5.7%
Belgium 4.8%
Germany 4.4%
Australia 3.2%
France 3.2%
Other 17.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2013
United Kingdom 18.3%
United States of America* 16.4%
Japan 12.5%
Switzerland 10.7%
Sweden 5.4%
Belgium 4.5%
France 4.0%
Australia 3.8%
Germany 3.1%
Other 21.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.9	98.6
Short-Term Investments and Net Other Assets (Liabilities)	2.1	1.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.3	5.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.5	3.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.3	2.5
DENSO Corp. (Japan, Auto Components)	3.0	2.2
UBS AG (NY Shares) (Switzerland, Capital Markets)	2.2	1.9
Linde AG (Germany, Chemicals)	2.2	2.3
Keyence Corp. (Japan, Electronic Equipment & Components)	2.0	1.3
Prudential PLC (United Kingdom, Insurance)	1.9	0.0
SABMiller PLC (United Kingdom, Beverages)	1.8	2.1
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	1.8	2.5
	26.0
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	19.7	24.3
Consumer Discretionary	17.1	16.2
Financials	15.0	11.3
Industrials	14.3	15.1
Health Care	11.9	11.2
Materials	7.7	10.4
Information Technology	7.5	6.7
Energy	3.0	3.4
Telecommunication Services	1.7	0.0

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 3.2%
Coca-Cola Amatil Ltd.	391,434	$ 4,772,534
CSL Ltd.	141,073	9,266,793
Sydney Airport unit	643,558	2,548,605
Transurban Group unit	347,528	2,332,109
TOTAL AUSTRALIA		18,920,041
Austria - 1.1%
Andritz AG	103,997	6,406,331
Bailiwick of Jersey - 0.5%
Informa PLC	301,577	2,705,454
Belgium - 4.8%
Anheuser-Busch InBev SA NV	197,091	20,431,189
KBC Groupe SA	83,619	4,558,378
Umicore SA	64,664	3,084,767
TOTAL BELGIUM		28,074,334
Bermuda - 0.4%
Lazard Ltd. Class A	65,192	2,519,671
Cayman Islands - 2.6%
Sands China Ltd.	1,287,200	9,148,036
Wynn Macau Ltd.	1,650,400	6,332,955
TOTAL CAYMAN ISLANDS		15,480,991
Denmark - 1.8%
Novo Nordisk A/S Series B sponsored ADR	62,800	10,466,876
Finland - 0.9%
Nokian Tyres PLC	100,408	5,080,980
France - 3.2%
Danone SA	80,652	5,981,177
Remy Cointreau SA	26,787	2,643,375
Safran SA	94,400	6,033,678
Sanofi SA	38,874	4,144,872
TOTAL FRANCE		18,803,102
Germany - 4.4%
Bayer AG	65,700	8,165,750
Deutsche Bank AG	51,320	2,480,253
Deutsche Bank AG (NY Shares)	800	38,656
Linde AG	67,141	12,757,939
Siemens AG sponsored ADR	20,000	2,560,200
TOTAL GERMANY		26,002,798
Common Stocks - continued
	Shares	Value
India - 0.3%
Housing Development Finance Corp. Ltd.	133,476	$ 1,852,016
Ireland - 1.7%
CRH PLC sponsored ADR	185,366	4,537,760
James Hardie Industries PLC:
CDI	35,635	368,127
sponsored ADR (d)	96,000	4,999,680
TOTAL IRELAND		9,905,567
Israel - 0.3%
Azrieli Group	44,900	1,443,930
Italy - 0.9%
Interpump Group SpA	160,651	1,788,616
Prada SpA	325,300	3,172,021
TOTAL ITALY		4,960,637
Japan - 16.6%
AEON Mall Co. Ltd.	101,810	2,891,503
Aozora Bank Ltd.	861,000	2,502,957
Autobacs Seven Co. Ltd.	60,100	876,287
DENSO Corp.	366,500	17,617,075
East Japan Railway Co.	16,900	1,468,115
Fanuc Corp.	31,700	5,084,924
Fast Retailing Co. Ltd.	18,300	6,159,998
Japan Tobacco, Inc.	166,700	6,031,820
Keyence Corp.	27,462	11,769,939
Mitsui Fudosan Co. Ltd.	267,000	8,844,617
Nomura Holdings, Inc.	187,300	1,383,591
Seven Bank Ltd.	808,300	2,860,781
Shinsei Bank Ltd.	1,457,000	3,411,283
SHO-BOND Holdings Co. Ltd.	65,000	3,043,777
SoftBank Corp.	134,600	10,051,781
Unicharm Corp.	54,500	3,500,476
USS Co. Ltd.	458,700	6,717,431
Yamato Kogyo Co. Ltd.	86,100	3,191,228
TOTAL JAPAN		97,407,583
Mexico - 0.3%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	20,755	1,936,442
Common Stocks - continued
	Shares	Value
Netherlands - 1.7%
ASML Holding NV	56,278	$ 5,326,150
ING Groep NV (Certificaten Van Aandelen) (a)	366,557	4,658,106
TOTAL NETHERLANDS		9,984,256
Portugal - 0.8%
Jeronimo Martins SGPS SA	265,152	4,899,738
South Africa - 0.5%
Clicks Group Ltd.	444,126	2,767,285
Spain - 1.9%
Inditex SA (d)	59,146	9,716,963
Prosegur Compania de Seguridad SA (Reg.)	236,849	1,408,528
TOTAL SPAIN		11,125,491
Sweden - 5.7%
ASSA ABLOY AB (B Shares)	138,561	6,878,816
Atlas Copco AB (A Shares)	240,809	6,681,655
Fagerhult AB	49,496	1,520,004
H&M Hennes & Mauritz AB (B Shares)	182,130	7,869,754
Intrum Justitia AB	91,200	2,427,759
SKF AB (B Shares)	153,717	4,072,995
Svenska Handelsbanken AB (A Shares)	72,940	3,304,787
Swedish Match Co. AB	17,272	569,865
TOTAL SWEDEN		33,325,635
Switzerland - 12.4%
Credit Suisse Group	74,858	2,328,680
Nestle SA	345,971	24,973,553
Novartis AG	75,374	5,850,725
Roche Holding AG (participation certificate)	70,213	19,438,481
Schindler Holding AG:
(participation certificate)	25,471	3,612,848
(Reg.)	6,190	880,046
Swatch Group AG (Bearer)	4,040	2,584,692
UBS AG (NY Shares)	661,761	12,811,693
TOTAL SWITZERLAND		72,480,718
Turkey - 1.5%
Coca-Cola Icecek A/S	142,997	4,100,978
Tupras Turkiye Petrol Rafinelleri A/S	100,687	2,284,845
Turkiye Garanti Bankasi A/S	640,500	2,579,647
TOTAL TURKEY		8,965,470
Common Stocks - continued
	Shares	Value
United Kingdom - 17.6%
Babcock International Group PLC	196,200	$ 4,010,985
Barclays PLC sponsored ADR (d)	225,966	3,798,488
BG Group PLC	466,755	9,530,810
BHP Billiton PLC ADR (d)	71,700	4,419,588
GlaxoSmithKline PLC sponsored ADR	175,500	9,236,565
InterContinental Hotel Group PLC ADR (d)	230,330	6,760,186
Johnson Matthey PLC	116,777	5,624,697
Prudential PLC	539,714	11,037,564
Reckitt Benckiser Group PLC (d)	115,645	8,989,413
Rexam PLC	380,064	3,165,805
Rolls-Royce Group PLC	458,237	8,449,478
Rotork PLC	84,800	3,892,773
SABMiller PLC	202,866	10,584,460
Serco Group PLC	345,718	3,087,586
Shaftesbury PLC	154,533	1,471,803
Standard Chartered PLC (United Kingdom)	334,991	8,054,183
Unite Group PLC	197,400	1,253,384
TOTAL UNITED KINGDOM		103,367,768
United States of America - 12.8%
Autoliv, Inc.	67,069	5,984,567
Berkshire Hathaway, Inc. Class B (a)	19,184	2,207,695
BorgWarner, Inc.	58,796	6,063,631
Cummins, Inc.	26,082	3,312,936
FMC Technologies, Inc. (a)	49,152	2,484,634
Google, Inc. Class A (a)	2,863	2,950,551
KLA-Tencor Corp.	42,680	2,799,808
Martin Marietta Materials, Inc.	31,700	3,109,453
MasterCard, Inc. Class A	11,450	8,210,795
Mead Johnson Nutrition Co. Class A	76,944	6,283,247
Mohawk Industries, Inc. (a)	22,400	2,966,208
National Oilwell Varco, Inc.	40,272	3,269,281
Philip Morris International, Inc.	43,808	3,904,169
PriceSmart, Inc.	24,500	2,787,855
ResMed, Inc. (d)	60,700	3,140,618
Solera Holdings, Inc.	46,189	2,596,746
SS&C Technologies Holdings, Inc. (a)	66,200	2,601,660
Common Stocks - continued
	Shares	Value
United States of America - continued
Union Pacific Corp.	16,300	$ 2,467,820
Visa, Inc. Class A	39,975	7,861,883
TOTAL UNITED STATES OF AMERICA		75,003,557
TOTAL COMMON STOCKS (Cost $503,021,258)		573,886,671
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC Series C (Cost $61,249)	37,731,382	60,499
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 0.09% (b)	14,095,092	14,095,092
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	16,477,575	16,477,575
TOTAL MONEY MARKET FUNDS (Cost $30,572,667)		30,572,667
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $533,655,174)		604,519,837
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(18,241,969)
NET ASSETS - 100%		$ 586,277,868
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,543
Fidelity Securities Lending Cash Central Fund	209,783
Total	$ 223,326
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 99,756,238	$ 68,385,447	$ 31,370,791	$ -
Consumer Staples	115,157,576	60,220,538	54,937,038	-
Energy	17,569,570	17,569,570	-	-
Financials	88,293,666	45,894,331	42,399,335	-
Health Care	69,710,680	59,715,083	9,995,597	-
Industrials	84,031,083	74,434,267	9,596,816	-
Information Technology	44,117,532	32,347,593	11,769,939	-
Materials	45,259,044	42,067,816	3,191,228	-
Telecommunication Services	10,051,781	-	10,051,781	-
Money Market Funds	30,572,667	30,572,667	-	-
Total Investments in Securities:	$ 604,519,837	$ 431,207,312	$ 173,312,525	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 27,145,883
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $15,812,983) - See accompanying schedule: Unaffiliated issuers (cost $503,082,507)	$ 573,947,170
Fidelity Central Funds (cost $30,572,667)	30,572,667
Total Investments (cost $533,655,174)		$ 604,519,837
Cash		7,981
Receivable for investments sold		2,362,573
Receivable for fund shares sold		3,194,486
Dividends receivable		767,973
Distributions receivable from Fidelity Central Funds		6,838
Prepaid expenses		1,720
Other receivables		13,074
Total assets		610,874,482

Liabilities
Payable for investments purchased	$ 7,134,028
Payable for fund shares redeemed	414,036
Accrued management fee	337,239
Distribution and service plan fees payable	38,773
Other affiliated payables	125,190
Other payables and accrued expenses	69,773
Collateral on securities loaned, at value	16,477,575
Total liabilities		24,596,614

Net Assets		$ 586,277,868
Net Assets consist of:
Paid in capital		$ 512,728,833
Undistributed net investment income		2,476,993
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		210,451
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,861,591
Net Assets		$ 586,277,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($74,594,798 ÷ 6,919,905 shares)	$ 10.78

Maximum offering price per share (100/94.25 of $10.78)	$ 11.44
Class T: Net Asset Value and redemption price per share ($23,117,780 ÷ 2,150,794 shares)	$ 10.75

Maximum offering price per share (100/96.50 of $10.75)	$ 11.14
Class B: Net Asset Value and offering price per share ($1,578,643 ÷ 147,175 shares)A	$ 10.73

Class C: Net Asset Value and offering price per share ($17,196,098 ÷ 1,608,592 shares)A	$ 10.69

International Growth: Net Asset Value, offering price and redemption price per share ($430,913,552 ÷ 39,735,803 shares)	$ 10.84

Institutional Class: Net Asset Value, offering price and redemption price per share ($38,771,323 ÷ 3,577,332 shares)	$ 10.84

Class Z: Net Asset Value, offering price and redemption price per share ($105,674 ÷ 9,747 shares)	$ 10.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 8,033,314
Interest		4
Income from Fidelity Central Funds		223,326
Income before foreign taxes withheld		8,256,644
Less foreign taxes withheld		(549,023)
Total income		7,707,621

Expenses
Management fee Basic fee	$ 2,422,146
Performance adjustment	192,757
Transfer agent fees	865,734
Distribution and service plan fees	312,494
Accounting and security lending fees	180,016
Custodian fees and expenses	82,662
Independent trustees' compensation	1,736
Registration fees	145,304
Audit	70,606
Legal	656
Miscellaneous	1,779
Total expenses before reductions	4,275,890
Expense reductions	(61,595)	4,214,295
Net investment income (loss)		3,493,326
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,727,492
Foreign currency transactions	107,488
Futures contracts	(517,867)
Total net realized gain (loss)		6,317,113
Change in net unrealized appreciation (depreciation) on: Investment securities	60,865,585
Assets and liabilities in foreign currencies	4,304
Total change in net unrealized appreciation (depreciation)		60,869,889
Net gain (loss)		67,187,002
Net increase (decrease) in net assets resulting from operations		$ 70,680,328

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,493,326	$ 1,377,708
Net realized gain (loss)	6,317,113	(833,212)
Change in net unrealized appreciation (depreciation)	60,869,889	11,226,981
Net increase (decrease) in net assets resulting from operations	70,680,328	11,771,477
Distributions to shareholders from net investment income	(2,081,336)	(594,738)
Distributions to shareholders from net realized gain	(113,769)	(48,645)
Total distributions	(2,195,105)	(643,383)
Share transactions - net increase (decrease)	324,915,158	115,271,822
Redemption fees	31,216	5,972
Total increase (decrease) in net assets	393,431,597	126,405,888

Net Assets
Beginning of period	192,846,271	66,440,383
End of period (including undistributed net investment income of $2,476,993 and undistributed net investment income of $1,374,430, respectively)	$ 586,277,868	$ 192,846,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.91	$ 8.09	$ 8.38	$ 7.01	$ 5.46
Income from Investment Operations
Net investment income (loss) C	.08	.08	.08	.05	.05
Net realized and unrealized gain (loss)	1.88	.81	(.31)	1.39	1.55
Total from investment operations	1.96	.89	(.23)	1.44	1.60
Distributions from net investment income	(.08)	(.06)	(.05)	(.05)	(.05)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.09)	(.07)	(.06)	(.07) H	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.78	$ 8.91	$ 8.09	$ 8.38	$ 7.01
Total Return A, B	22.18%	11.10%	(2.76)%	20.68%	29.72%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.58%	1.77%	2.13%	2.46%
Expenses net of fee waivers, if any	1.43%	1.45%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.42%	1.44%	1.43%	1.48%	1.47%
Net investment income (loss)	.80%	.99%	.92%	.74%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 74,595	$ 21,874	$ 6,352	$ 3,084	$ 1,452
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.89	$ 8.08	$ 8.38	$ 7.00	$ 5.45
Income from Investment Operations
Net investment income (loss) C	.05	.06	.06	.04	.03
Net realized and unrealized gain (loss)	1.88	.81	(.31)	1.39	1.55
Total from investment operations	1.93	.87	(.25)	1.43	1.58
Distributions from net investment income	(.07)	(.05)	(.04)	(.02)	(.03)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.07) H	(.06)	(.05)	(.05)	(.03)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.75	$ 8.89	$ 8.08	$ 8.38	$ 7.00
Total Return A, B	21.91%	10.82%	(3.03)%	20.47%	29.22%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.85%	2.03%	2.41%	2.67%
Expenses net of fee waivers, if any	1.69%	1.70%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.68%	1.69%	1.68%	1.73%	1.73%
Net investment income (loss)	.54%	.74%	.67%	.49%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,118	$ 10,690	$ 2,917	$ 1,034	$ 532
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.88	$ 8.06	$ 8.36	$ 6.98	$ 5.42
Income from Investment Operations
Net investment income (loss) C	- G	.02	.01	- G	.01
Net realized and unrealized gain (loss)	1.89	.80	(.30)	1.38	1.55
Total from investment operations	1.89	.82	(.29)	1.38	1.56
Distributions from net investment income	(.03)	-	(.01)	-	-
Distributions from net realized gain	(.01)	-	- G	-	-
Total distributions	(.04)	-	(.01)	-	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.73	$ 8.88	$ 8.06	$ 8.36	$ 6.98
Total Return A, B	21.35%	10.17%	(3.47)%	19.77%	28.78%
Ratios to Average Net Assets D, F
Expenses before reductions	2.19%	2.35%	2.55%	2.87%	3.17%
Expenses net of fee waivers, if any	2.18%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.19%	2.18%	2.23%	2.23%
Net investment income (loss)	.05%	.24%	.17%	(.01)%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,579	$ 1,116	$ 473	$ 581	$ 328
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.84	$ 8.03	$ 8.34	$ 6.98	$ 5.42
Income from Investment Operations
Net investment income (loss) C	.01	.02	.01	- G	.01
Net realized and unrealized gain (loss)	1.87	.80	(.31)	1.38	1.55
Total from investment operations	1.88	.82	(.30)	1.38	1.56
Distributions from net investment income	(.02)	(.01)	(.01)	-	-
Distributions from net realized gain	(.01)	(.01)	(.01)	(.02)	-
Total distributions	(.03)	(.01) I	(.01) H	(.02)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.69	$ 8.84	$ 8.03	$ 8.34	$ 6.98
Total Return A, B	21.29%	10.27%	(3.57)%	19.82%	28.78%
Ratios to Average Net Assets D, F
Expenses before reductions	2.19%	2.33%	2.52%	2.89%	3.21%
Expenses net of fee waivers, if any	2.18%	2.20%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.19%	2.18%	2.24%	2.23%
Net investment income (loss)	.05%	.24%	.17%	(.01)%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,196	$ 5,648	$ 2,767	$ 1,261	$ 780
Portfolio turnover rate E	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.95	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Income from Investment Operations
Net investment income (loss) B	.11	.11	.10	.07	.06
Net realized and unrealized gain (loss)	1.88	.81	(.30)	1.39	1.54
Total from investment operations	1.99	.92	(.20)	1.46	1.60
Distributions from net investment income	(.10)	(.08)	(.07)	(.06)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.10) H	(.09)	(.08)	(.08) G	(.06)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.84	$ 8.95	$ 8.12	$ 8.40	$ 7.02
Total Return A	22.48%	11.41%	(2.47)%	20.97%	29.77%
Ratios to Average Net Assets C, E
Expenses before reductions	1.13%	1.28%	1.52%	1.89%	2.19%
Expenses net of fee waivers, if any	1.13%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.11%	1.19%	1.18%	1.23%	1.23%
Net investment income (loss)	1.11%	1.24%	1.17%	.99%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 430,914	$ 149,526	$ 53,437	$ 28,454	$ 18,254
Portfolio turnover rate D	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.94	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Income from Investment Operations
Net investment income (loss) B	.11	.10	.10	.07	.06
Net realized and unrealized gain (loss)	1.90	.81	(.30)	1.39	1.54
Total from investment operations	2.01	.91	(.20)	1.46	1.60
Distributions from net investment income	(.10)	(.08)	(.07)	(.06)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.03)	-
Total distributions	(.11)	(.09)	(.08)	(.08) G	(.06)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 10.84	$ 8.94	$ 8.12	$ 8.40	$ 7.02
Total Return A	22.66%	11.28%	(2.47)%	20.97%	29.77%
Ratios to Average Net Assets C, E
Expenses before reductions	1.11%	1.27%	1.50%	1.92%	2.01%
Expenses net of fee waivers, if any	1.11%	1.20%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.09%	1.19%	1.18%	1.23%	1.23%
Net investment income (loss)	1.13%	1.24%	1.17%	.99%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,771	$ 3,992	$ 493	$ 113	$ 36
Portfolio turnover rate D	32%	32%	68%	87%	116%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Year ended October 31,	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.26
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	.56
Total from investment operations	.58
Redemption fees added to paid in capital D, I	-
Net asset value, end of period	$ 10.84
Total Return B, C	5.65%
Ratios to Average Net Assets E, H
Expenses before reductions	.94% A
Expenses net of fee waivers, if any	.94% A
Expenses net of all reductions	.93% A
Net investment income (loss)	.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106
Portfolio turnover rate F	32%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on August 13, 2013. The Fund offers Class A, Class T, Class C, International Growth, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by which Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 77,456,036
Gross unrealized depreciation	(6,897,408)
Net unrealized appreciation (depreciation) on securities and other investments	$ 70,558,628

Tax Cost	$ 533,961,209

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,476,993
Undistributed long-term capital gain	$ 516,487
Net unrealized appreciation (depreciation)	$ 70,555,556

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 2,195,105	$ 643,383

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(517,867) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $423,057,094 and $105,902,960, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 111,996	$ 3,731
Class T	.25%	.25%	74,898	-
Class B	.75%	.25%	12,264	9,227
Class C	.75%	.25%	113,336	38,127
			$ 312,494	$ 51,085

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 55,379
Class T	12,148
Class B*	741
Class C*	2,285
$ 70,553

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 133,141.29
Class T	45,948.30
Class B	3,660.30
Class C	33,951.30
International Growth	618,957.24
Institutional Class	30,066.22
Class Z	11	.05*
	$ 865,734

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,164 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $647 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan

Annual Report

8. Security Lending - continued

securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $812,318. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $209,783, including $4,235 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Class A, Class T, Class B, Class C, International Growth and Institutional Class operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$ 1,675
Class T	515
Class B	36
Class C	417
International Growth	10,450
Institutional Class	831
$ 13,924

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,356.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $46,315 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 226,330	$ 50,503
Class T	86,155	18,666
Class B	4,290	-
Class C	14,481	2,205
International Growth	1,698,830	516,958
Institutional Class	51,250	6,406
Total	$ 2,081,336	$ 594,738
From net realized gain
Class A	$ 13,472	$ 4,810
Class T	6,243	2,196
Class B	631	-
Class C	3,291	1,890
International Growth	87,569	39,262
Institutional Class	2,563	487
Total	$ 113,769	$ 48,645

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class A
Shares sold	5,907,169	1,901,699	$ 58,500,264	$ 16,560,116
Reinvestment of distributions	24,178	5,422	218,566	42,831
Shares redeemed	(1,466,703)	(236,851)	(14,226,261)	(2,015,265)
Net increase (decrease)	4,464,644	1,670,270	$ 44,492,569	$ 14,587,682
Class T
Shares sold	1,144,706	941,446	$ 11,429,141	$ 8,178,600
Reinvestment of distributions	10,086	2,626	91,076	20,742
Shares redeemed	(206,178)	(102,766)	(2,020,899)	(866,637)
Net increase (decrease)	948,614	841,306	$ 9,499,318	$ 7,332,705

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013 A	2012	2013 A	2012
Class B
Shares sold	70,442	92,865	$ 702,618	$ 806,549
Reinvestment of distributions	531	-	4,806	-
Shares redeemed	(49,437)	(25,954)	(483,935)	(218,180)
Net increase (decrease)	21,536	66,911	$ 223,489	$ 588,369
Class C
Shares sold	1,392,365	400,291	$ 13,520,584	$ 3,375,948
Reinvestment of distributions	1,911	510	17,237	4,026
Shares redeemed	(424,469)	(106,475)	(4,120,400)	(879,489)
Net increase (decrease)	969,807	294,326	$ 9,417,421	$ 2,500,485
International Growth
Shares sold	29,198,608	13,301,892	$ 290,678,738	$ 114,028,412
Reinvestment of distributions	192,126	68,821	1,742,585	544,378
Shares redeemed	(6,365,570)	(3,238,606)	(62,814,771)	(27,713,258)
Net increase (decrease)	23,025,164	10,132,107	$ 229,606,552	$ 86,859,532
Institutional Class
Shares sold	3,568,741	438,656	$ 35,951,935	$ 3,841,370
Reinvestment of distributions	5,682	655	51,476	5,178
Shares redeemed	(443,392)	(53,696)	(4,427,602)	(443,499)
Net increase (decrease)	3,131,031	385,615	$ 31,575,809	$ 3,403,049
Class Z
Shares sold	9,747	-	$ 100,000	$ -
Reinvestment of distributions	-	-	-	-
Shares redeemed	-	-	-	-
Net increase (decrease)	9,747	-	$ 100,000	$ -

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 11, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.057	$0.009

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $585,832, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 12% of the dividends distributed in December 2012 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/2012	$0.052	$0.0053

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AIGFI-UANN-1213
1.853341.105

Fidelity®

Emerging Europe,
Middle East, Africa (EMEA)

Fund

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund	11.90%	16.71%	0.55%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, a class of the fund, on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Adam Kutas, Portfolio Manager of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Retail Class shares returned 11.90%, significantly outperforming the 7.52% gain of the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index. Versus the index, the fund benefited from out-of-benchmark positions in the United Arab Emirates (UAE) and Kenya, including First Gulf Bank - the fund's top relative contributor during the period - Dubai Financial Market and Aldar Properties, and Kenyan wireless telecommunication services provider Safaricom. Conversely, performance was hurt by the fund's positioning in South Africa - including main detractors Harmony Gold Mining and DRDGOLD, the latter of which was not in the index - unfavorable security selection in Turkey, and underweightings in Poland and Russia.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2013, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.62%
Actual		$ 1,000.00	$ 1,072.30	$ 8.46
HypotheticalA		$ 1,000.00	$ 1,017.04	$ 8.24
Class T	1.90%
Actual		$ 1,000.00	$ 1,070.10	$ 9.91
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 1,068.60	$ 12.51
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 1,068.30	$ 12.51
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Emerging Europe, Middle East, Africa (EMEA)	1.40%
Actual		$ 1,000.00	$ 1,073.30	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Institutional Class	1.23%
Actual		$ 1,000.00	$ 1,074.50	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
South Africa 36.6%
Russia 31.9%
Poland 5.6%
United Arab Emirates 4.5%
Turkey 3.7%
Czech Republic 2.8%
United Kingdom 2.6%
Kenya 2.1%
Qatar 1.8%
Other * 8.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
South Africa 38.4%
Russia 32.3%
Turkey 9.3%
United Arab Emirates 4.9%
Poland 2.8%
Kenya 2.7%
Qatar 1.6%
Nigeria 1.2%
Czech Republic 1.0%
Other * 5.8%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	99.3
Short-Term Investments and Net Other Assets (Liabilities)	0.9	0.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	7.1	8.7
LUKOIL Oil Co. (United Kingdom) (Russia, Oil, Gas & Consumable Fuels)	6.7	7.8
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	5.7	7.2
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	5.4	4.3
Naspers Ltd. Class N (South Africa, Media)	4.3	2.1
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	2.7	1.5
Bank Polska Kasa Opieki SA (Poland, Commercial Banks)	2.7	1.8
Magnit OJSC (Russia, Food & Staples Retailing)	2.5	1.8
Standard Bank Group Ltd. (South Africa, Commercial Banks)	2.3	3.1
Surgutneftegas (Russia, Oil, Gas & Consumable Fuels)	2.3	3.5
	41.7
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	34.2	34.1
Energy	23.2	23.6
Telecommunication Services	11.7	11.1
Consumer Staples	10.0	10.8
Consumer Discretionary	7.1	3.9
Materials	6.8	9.2
Industrials	2.7	4.4
Health Care	2.2	1.3
Utilities	0.8	0.6
Information Technology	0.4	0.3

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
Bangladesh - 0.4%
Grameenphone Ltd.	120,000	$ 296,506
Square Pharmaceuticals Ltd.	125,000	289,396
TOTAL BANGLADESH		585,902
Botswana - 0.2%
First National Bank of Botswana Ltd.	650,000	291,113
Canada - 0.5%
Africa Oil Corp. (a)	75,400	669,644
Cayman Islands - 1.0%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	33,600	1,422,960
Czech Republic - 2.8%
Komercni Banka A/S	7,800	1,936,506
Philip Morris CR A/S	2,800	1,589,076
Telefonica Czech Rep A/S	23,900	389,876
TOTAL CZECH REPUBLIC		3,915,458
Estonia - 0.4%
Tallinna Kaubamaja AS	70,900	526,567
Greece - 0.9%
Jumbo SA (a)	45,700	614,287
Karelia Tobacco Co., Inc.	1,970	614,795
Kri Kri Milk Industry SA (a)	25,000	71,282
Sarantis SA (a)	4,628	36,822
TOTAL GREECE		1,337,186
Israel - 0.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	200,000	348,302
Kazakhstan - 0.1%
Kcell JSC GDR	10,000	173,000
Kenya - 2.1%
British American Tobacco Kenya Ltd.	51,700	347,695
Kenya Commercial Bank Ltd.	250,000	142,062
Safaricom Ltd.	17,420,944	1,928,857
Uchumi Supermarket Ltd.	2,397,200	596,842
TOTAL KENYA		3,015,456
Kuwait - 0.3%
Kuwait Food Co. (Americana)	50,000	435,861
Lithuania - 0.4%
Apranga AB	163,766	564,777
Common Stocks - continued
	Shares	Value
Nigeria - 0.6%
Skye Bank PLC	5,785,889	$ 149,384
Zenith Bank PLC	5,269,355	714,747
TOTAL NIGERIA		864,131
Oman - 0.8%
National Bank of Oman (a)	828,494	634,820
Oman Telecommunications Co. (a)	136,761	552,372
TOTAL OMAN		1,187,192
Poland - 5.6%
Amica Wronki SA	10,200	354,310
Bank Handlowy w Warszawie SA	51,300	1,978,489
Bank Polska Kasa Opieki SA	60,200	3,771,844
Powszechny Zaklad Ubezpieczen SA	12,000	1,826,286
TOTAL POLAND		7,930,929
Qatar - 1.8%
Gulf International Services QSC (a)	34,000	547,363
Industries Qatar QSC	16,528	724,235
Qatar National Bank SAQ	28,281	1,289,738
TOTAL QATAR		2,561,336
Romania - 1.2%
Banca Transilvania SA (a)	1,125,000	485,545
Bursa de Valori Bucuresti	61,814	475,296
Nuclearelectrica SA rights (a)	82,000	275,346
SNP Petrom SA	4,005,225	545,562
TOTAL ROMANIA		1,781,749
Russia - 28.1%
Gazprom OAO	1,616,200	7,583,414
LUKOIL Oil Co.	13,100	859,425
LUKOIL Oil Co. sponsored ADR (United Kingdom)	131,995	8,658,872
Magnit OJSC	13,200	3,552,063
Megafon OJSC GDR	79,000	2,867,700
Mobile TeleSystems OJSC	98,200	1,033,725
Moscow Exchange MICEX-RTS OAO	450,500	860,383
NOVATEK OAO	42,000	539,675
NOVATEK OAO GDR (Reg. S)	19,450	2,732,725
Sberbank (Savings Bank of the Russian Federation)	3,135,200	10,049,609
Vozrozhdenie Bank	85,700	1,106,298
TOTAL RUSSIA		39,843,889
Common Stocks - continued
	Shares	Value
South Africa - 36.6%
AngloGold Ashanti Ltd.	130,300	$ 1,969,407
Aspen Pharmacare Holdings Ltd.	60,400	1,681,483
Cashbuild Ltd.	85,400	1,331,521
Clicks Group Ltd.	343,217	2,138,536
DRDGOLD Ltd.	3,287,814	1,623,965
DRDGOLD Ltd. sponsored ADR	28,300	139,519
FirstRand Ltd.	819,800	2,939,888
Harmony Gold Mining Co. Ltd.	461,100	1,591,068
Holdsport Ltd.	130,400	636,494
Hulamin Ltd. (a)	876,800	495,227
Metrofile Holdings Ltd.	1,089,700	536,234
MTN Group Ltd.	407,650	8,102,850
Nampak Ltd.	907,400	3,000,939
Naspers Ltd. Class N	65,600	6,136,063
Omnia Holdings Ltd.	40,600	838,147
Pioneer Foods Ltd.	150,300	1,272,619
Raubex Group Ltd.	802,400	1,902,340
Remgro Ltd.	124,200	2,528,849
RMB Holdings Ltd.	221,500	1,110,506
Sasol Ltd.	76,000	3,883,435
Shoprite Holdings Ltd.	163,900	3,000,854
Standard Bank Group Ltd.	257,363	3,269,225
Steinhoff International Holdings Ltd.	40,000	154,641
Vodacom Group Ltd.	87,400	1,001,220
Zeder Investments Ltd.	1,556,380	671,972
TOTAL SOUTH AFRICA		51,957,002
Sri Lanka - 0.3%
Hatton National Bank PLC	365,000	409,893
Turkey - 3.7%
Aygaz A/S	184,000	842,460
Koc Holding A/S	265,850	1,305,112
Turkiye Garanti Bankasi A/S	488,000	1,965,445
Turkiye Halk Bankasi A/S	135,000	1,092,173
TOTAL TURKEY		5,205,190
United Arab Emirates - 4.5%
Agthia Group PJSC	224,869	249,786
Aldar Properties PJSC	1,437,210	1,056,484
Dubai Financial Market PJSC (a)	3,234,033	2,051,537
Emaar Properties PJSC	330,000	546,256
First Gulf Bank PJSC	325,940	1,437,579
Common Stocks - continued
	Shares	Value
United Arab Emirates - continued
National Bank of Abu Dhabi PJSC	131,600	$ 447,863
SHUAA Capital PSC (a)	2,220,000	604,411
TOTAL UNITED ARAB EMIRATES		6,393,916
United Kingdom - 2.6%
Alabama Noor Hospitals Group PLC (a)	39,100	532,890
Fawaz Abdulaziz Alhokair & Co. (HSBC Warrant Program) warrants 2/23/15 (a)	10,000	329,298
Herfy Food Services Co. Ltd. (HSBC Warrant Program) warrants 10/8/15 (a)	21,500	640,632
NMC Health PLC	105,200	611,119
Old Mutual PLC	245,200	795,289
Saudia Dairy & Foodstuff Co. (HSBC Warrant Program) warrants 6/26/15 (a)	19,000	466,084
The Savola Group (HSBC Warrant Program) warrants 2/2/15 (a)	19,000	279,903
TOTAL UNITED KINGDOM		3,655,215
Zambia - 0.2%
Zambeef Products PLC (a)	351,874	225,148
TOTAL COMMON STOCKS (Cost $122,897,776)		135,301,816
Nonconvertible Preferred Stocks - 3.8%

Russia - 3.8%
Surgutneftegas	4,375,800	3,254,144
Tatneft OAO	598,700	2,206,570
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,425,369)		5,460,714
Money Market Funds - 0.7%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b) (Cost $927,624)	927,624	$ 927,624
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $128,250,769)		141,690,154
NET OTHER ASSETS (LIABILITIES) - 0.2%		324,707
NET ASSETS - 100%		$ 142,014,861
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,124
Fidelity Securities Lending Cash Central Fund	4,818
Total	$ 7,942
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 10,227,954	$ 10,227,954	$ -	$ -
Consumer Staples	14,222,085	14,222,085	-	-
Energy	32,903,789	29,020,354	3,883,435	-
Financials	48,355,407	46,639,490	1,715,917	-
Health Care	3,114,888	3,114,888	-	-
Industrials	3,931,687	3,931,687	-	-
Information Technology	536,234	536,234	-	-
Materials	9,658,272	4,473,832	5,184,440	-
Telecommunication Services	16,694,408	16,694,408	-	-
Utilities	1,117,806	1,117,806	-	-
Money Market Funds	927,624	927,624	-	-
Total Investments in Securities:	$ 141,690,154	$ 130,906,362	$ 10,783,792	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $127,323,145)	$ 140,762,530
Fidelity Central Funds (cost $927,624)	927,624
Total Investments (cost $128,250,769)		$ 141,690,154
Foreign currency held at value (cost $6,860)		6,860
Receivable for investments sold		543,045
Receivable for fund shares sold		456,976
Dividends receivable		297,198
Distributions receivable from Fidelity Central Funds		82
Prepaid expenses		396
Other receivables		3,403
Total assets		142,998,114

Liabilities
Payable to custodian bank	$ 100,546
Payable for investments purchased	543,105
Payable for fund shares redeemed	113,301
Accrued management fee	102,489
Distribution and service plan fees payable	9,522
Other affiliated payables	35,514
Audit fees payable	44,096
Other payables and accrued expenses	34,680
Total liabilities		983,253

Net Assets		$ 142,014,861
Net Assets consist of:
Paid in capital		$ 129,031,339
Undistributed net investment income		1,897,738
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,364,438)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,450,222
Net Assets		$ 142,014,861

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,883,131 ÷ 1,146,802 shares)	$ 9.49

Maximum offering price per share (100/94.25 of $9.49)	$ 10.07
Class T: Net Asset Value and redemption price per share ($3,465,265 ÷ 366,170 shares)	$ 9.46

Maximum offering price per share (100/96.50 of $9.46)	$ 9.80
Class B: Net Asset Value and offering price per share ($388,173 ÷ 40,870 shares)A	$ 9.50

Class C: Net Asset Value and offering price per share ($6,781,855 ÷ 722,186 shares)A	$ 9.39

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($110,265,497 ÷ 11,580,491 shares)	$ 9.52

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,230,940 ÷ 1,074,619 shares)	$ 9.52

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 5,669,711
Interest		11,822
Income from Fidelity Central Funds		7,942
Income before foreign taxes withheld		5,689,475
Less foreign taxes withheld		(752,601)
Total income		4,936,874

Expenses
Management fee	$ 1,158,980
Transfer agent fees	398,454
Distribution and service plan fees	114,080
Accounting and security lending fees	74,660
Custodian fees and expenses	230,069
Independent trustees' compensation	838
Registration fees	82,070
Audit	61,954
Legal	383
Miscellaneous	1,128
Total expenses before reductions	2,122,616
Expense reductions	(35,590)	2,087,026
Net investment income (loss)		2,849,848
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	522,076
Foreign currency transactions	(96,200)
Total net realized gain (loss)		425,876
Change in net unrealized appreciation (depreciation) on: Investment securities	11,140,957
Assets and liabilities in foreign currencies	10,565
Total change in net unrealized appreciation (depreciation)		11,151,522
Net gain (loss)		11,577,398
Net increase (decrease) in net assets resulting from operations		$ 14,427,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,849,848	$ 3,198,505
Net realized gain (loss)	425,876	10,513,420
Change in net unrealized appreciation (depreciation)	11,151,522	(5,470,956)
Net increase (decrease) in net assets resulting from operations	14,427,246	8,240,969
Distributions to shareholders from net investment income	(2,689,985)	(2,782,952)
Distributions to shareholders from net realized gain	(1,184,624)	-
Total distributions	(3,874,609)	(2,782,952)
Share transactions - net increase (decrease)	(9,097,663)	(7,689,254)
Redemption fees	52,524	36,290
Total increase (decrease) in net assets	1,507,498	(2,194,947)

Net Assets
Beginning of period	140,507,363	142,702,310
End of period (including undistributed net investment income of $1,897,738 and undistributed net investment income of $2,631,143, respectively)	$ 142,014,861	$ 140,507,363

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.71	$ 8.34	$ 8.97	$ 7.26	$ 4.75
Income from Investment Operations
Net investment income (loss) C	.16	.18	.16 F	.07	.05
Net realized and unrealized gain (loss)	.85	.34	(.70)	1.70	2.48
Total from investment operations	1.01	.52	(.54)	1.77	2.53
Distributions from net investment income	(.15)	(.15)	(.08)	(.04)	(.03)
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.23) J	(.15)	(.10)	(.07) I	(.03)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 9.49	$ 8.71	$ 8.34	$ 8.97	$ 7.26
Total Return A,B	11.75%	6.38%	(6.05)%	24.66%	53.78%
Ratios to Average Net Assets D,G
Expenses before reductions	1.64%	1.62%	1.60%	1.69%	1.87%
Expenses net of fee waivers, if any	1.63%	1.62%	1.56%	1.50%	1.50%
Expenses net of all reductions	1.62%	1.60%	1.51%	1.38%	1.39%
Net investment income (loss)	1.82%	2.09%	1.70% F	.95%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,883	$ 8,934	$ 10,260	$ 10,045	$ 4,817
Portfolio turnover rate E	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

J Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.68	$ 8.31	$ 8.96	$ 7.25	$ 4.75
Income from Investment Operations
Net investment income (loss) C	.14	.15	.13 F	.06	.04
Net realized and unrealized gain (loss)	.84	.35	(.71)	1.69	2.47
Total from investment operations	.98	.50	(.58)	1.75	2.51
Distributions from net investment income	(.12)	(.13)	(.07)	(.03)	(.02)
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.20) J	(.13)	(.08) I	(.05)	(.02)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 9.46	$ 8.68	$ 8.31	$ 8.96	$ 7.25
Total Return A,B	11.42%	6.14%	(6.42)%	24.44%	53.20%
Ratios to Average Net Assets D,G
Expenses before reductions	1.93%	1.89%	1.87%	1.95%	2.15%
Expenses net of fee waivers, if any	1.90%	1.89%	1.84%	1.75%	1.75%
Expenses net of all reductions	1.88%	1.86%	1.78%	1.62%	1.64%
Net investment income (loss)	1.55%	1.82%	1.42% F	.70%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,465	$ 3,336	$ 3,502	$ 3,114	$ 1,560
Portfolio turnover rate E	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

J Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.69	$ 8.29	$ 8.93	$ 7.23	$ 4.73
Income from Investment Operations
Net investment income (loss) C	.09	.11	.09 F	.02	.01
Net realized and unrealized gain (loss)	.85	.35	(.71)	1.68	2.48
Total from investment operations	.94	.46	(.62)	1.70	2.49
Distributions from net investment income	(.06)	(.06)	(.02)	-	-
Distributions from net realized gain	(.07)	-	(.01)	(.01)	-
Total distributions	(.13)	(.06)	(.03)	(.01)	-
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 9.50	$ 8.69	$ 8.29	$ 8.93	$ 7.23
Total Return A,B	10.94%	5.56%	(6.85)%	23.72%	52.85%
Ratios to Average Net Assets D,G
Expenses before reductions	2.42%	2.38%	2.37%	2.47%	2.68%
Expenses net of fee waivers, if any	2.40%	2.38%	2.33%	2.25%	2.25%
Expenses net of all reductions	2.38%	2.35%	2.27%	2.12%	2.14%
Net investment income (loss)	1.05%	1.33%	.93% F	.20%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 388	$ 441	$ 539	$ 822	$ 782
Portfolio turnover rate E	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.62	$ 8.24	$ 8.90	$ 7.23	$ 4.73
Income from Investment Operations
Net investment income (loss) C	.09	.11	.08 F	.02	.01
Net realized and unrealized gain (loss)	.83	.35	(.69)	1.67	2.48
Total from investment operations	.92	.46	(.61)	1.69	2.49
Distributions from net investment income	(.08)	(.08)	(.05)	(.01)	-
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.15)	(.08)	(.06) I	(.03)	-
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 9.39	$ 8.62	$ 8.24	$ 8.90	$ 7.23
Total Return A,B	10.83%	5.68%	(6.79)%	23.61%	52.85%
Ratios to Average Net Assets D,G
Expenses before reductions	2.42%	2.37%	2.36%	2.45%	2.61%
Expenses net of fee waivers, if any	2.40%	2.37%	2.33%	2.25%	2.25%
Expenses net of all reductions	2.38%	2.35%	2.27%	2.13%	2.14%
Net investment income (loss)	1.05%	1.34%	.93% F	.20%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,782	$ 7,770	$ 6,650	$ 5,151	$ 2,677
Portfolio turnover rate E	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Income from Investment Operations
Net investment income (loss) B	.18	.20	.18 E	.09	.07
Net realized and unrealized gain (loss)	.84	.35	(.71)	1.70	2.48
Total from investment operations	1.02	.55	(.53)	1.79	2.55
Distributions from net investment income	(.18)	(.17)	(.09)	(.05)	(.04)
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.25)	(.17)	(.11)	(.08) H	(.04)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.01
Net asset value, end of period	$ 9.52	$ 8.75	$ 8.37	$ 9.00	$ 7.28
Total Return A	11.90%	6.81%	(5.91)%	24.92%	54.15%
Ratios to Average Net Assets C,F
Expenses before reductions	1.40%	1.37%	1.35%	1.45%	1.61%
Expenses net of fee waivers, if any	1.40%	1.37%	1.31%	1.25%	1.25%
Expenses net of all reductions	1.38%	1.34%	1.25%	1.12%	1.14%
Net investment income (loss)	2.05%	2.34%	1.95% E	1.21%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,265	$ 111,441	$ 114,117	$ 140,270	$ 104,141
Portfolio turnover rate D	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Income from Investment Operations
Net investment income (loss) B	.19	.21	.19 E	.09	.06
Net realized and unrealized gain (loss)	.84	.35	(.72)	1.70	2.49
Total from investment operations	1.03	.56	(.53)	1.79	2.55
Distributions from net investment income	(.19)	(.18)	(.09)	(.05)	(.04)
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.26)	(.18)	(.11)	(.08) H	(.04)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.01
Net asset value, end of period	$ 9.52	$ 8.75	$ 8.37	$ 9.00	$ 7.28
Total Return A	12.05%	6.93%	(5.91)%	24.95%	54.15%
Ratios to Average Net Assets C,F
Expenses before reductions	1.30%	1.28%	1.26%	1.34%	1.60%
Expenses net of fee waivers, if any	1.30%	1.28%	1.24%	1.25%	1.25%
Expenses net of all reductions	1.28%	1.25%	1.19%	1.13%	1.14%
Net investment income (loss)	2.15%	2.43%	2.02% E	1.20%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,231	$ 8,586	$ 7,633	$ 7,171	$ 4,235
Portfolio turnover rate D	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 25,331,074
Gross unrealized depreciation	(12,631,422)
Net unrealized appreciation (depreciation) on securities and other investments	$ 12,699,652

Tax Cost	$ 128,990,502

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,897,738
Capital loss carryforward	$ (1,624,705)
Net unrealized appreciation (depreciation)	$ 12,710,489

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (1,624,705)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 3,874,609	$ 2,782,952

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $89,166,804 and $94,656,093, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 24,760	$ 2,563
Class T	.25%	.25%	16,204	44
Class B	.75%	.25%	4,216	3,167
Class C	.75%	.25%	68,900	7,692
			$ 114,080	$ 13,466

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,196
Class T	1,770
Class B*	1,462
Class C*	1,024
$ 9,452

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 26,574.27
Class T	10,190.31
Class B	1,263.30
Class C	20,625.30
Emerging Europe, Middle East, Africa (EMEA)	323,311.28
Institutional Class	16,491.18
	$ 398,454

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $17 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $318 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,818. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.90%	$ 1,038
Class B	2.40%	83
Class C	2.40%	1,453
Emerging Europe, Middle East, Africa (EMEA)	1.40%	2,450
		$ 5,024

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $26,766 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $3,800.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 155,525	$ 173,376
Class T	46,756	52,030
Class B	2,757	3,592
Class C	69,716	61,819
Emerging Europe, Middle East, Africa (EMEA)	2,222,632	2,310,485
Institutional Class	192,599	181,650
Total	$ 2,689,985	$ 2,782,952

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2013	2012
From net realized gain
Class A	$ 76,218	$ -
Class T	28,360	-
Class B	3,579	-
Class C	66,141	-
Emerging Europe, Middle East, Africa (EMEA)	934,516	-
Institutional Class	75,810	-
Total	$ 1,184,624	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	422,392	188,687	$ 3,786,551	$ 1,610,923
Reinvestment of distributions	20,821	16,919	182,599	134,509
Shares redeemed	(321,728)	(411,198)	(2,828,311)	(3,440,999)
Net increase (decrease)	121,485	(205,592)	$ 1,140,839	$ (1,695,567)
Class T
Shares sold	88,958	75,037	$ 793,473	$ 636,446
Reinvestment of distributions	8,485	6,513	74,325	51,713
Shares redeemed	(115,399)	(118,919)	(1,019,893)	(995,876)
Net increase (decrease)	(17,956)	(37,369)	$ (152,095)	$ (307,717)
Class B
Shares sold	10,659	2,520	$ 95,440	$ 21,721
Reinvestment of distributions	679	430	5,999	3,432
Shares redeemed	(21,228)	(17,241)	(189,688)	(147,235)
Net increase (decrease)	(9,890)	(14,291)	$ (88,249)	$ (122,082)
Class C
Shares sold	249,509	337,293	$ 2,176,685	$ 2,767,333
Reinvestment of distributions	12,615	7,082	110,128	56,016
Shares redeemed	(441,523)	(250,062)	(3,878,247)	(2,064,165)
Net increase (decrease)	(179,399)	94,313	$ (1,591,434)	$ 759,184
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	4,724,612	3,688,393	$ 42,683,733	$ 31,635,971
Reinvestment of distributions	341,639	276,215	2,999,595	2,198,675
Shares redeemed	(6,228,497)	(4,854,267)	(55,025,066)	(40,803,317)
Net increase (decrease)	(1,162,246)	(889,659)	$ (9,341,738)	$ (6,968,671)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Institutional Class
Shares sold	478,817	336,442	$ 4,308,546	$ 2,842,158
Reinvestment of distributions	10,415	5,723	91,338	45,553
Shares redeemed	(396,145)	(272,120)	(3,464,870)	(2,242,112)
Net increase (decrease)	93,087	70,045	$ 935,014	$ 645,599

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund designates 100% of the dividends distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	12/10/12	$0.147	$0.0352

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EME-UANN-1213
1.861971.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Europe,
Middle East, Africa (EMEA)

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® Emerging Europe,
Middle East, Africa (EMEA) Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	5.32%	15.08%	-0.77%
Class T (incl. 3.50% sales charge)	7.52%	15.28%	-0.61%
Class B (incl. contingent deferred sales charge) B	5.94%	15.36%	-0.62%
Class C (incl. contingent deferred sales charge) C	9.83%	15.58%	-0.45%

A From May 8, 2008.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2% and 1%, respectively.

C Class C shares' contingent deferred sales charges included the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Class A on May 8, 2008, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 11.75%, 11.42%, 10.94% and 10.83%, respectively (excluding sales charges), significantly outperforming the 7.52% gain of the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index. Versus the index, the fund benefited from out-of-benchmark positions in the United Arab Emirates (UAE) and Kenya, including First Gulf Bank - the fund's top relative contributor during the period - Dubai Financial Market and Aldar Properties, and Kenyan wireless telecommunication services provider Safaricom. Conversely, performance was hurt by the fund's positioning in South Africa - including main detractors Harmony Gold Mining and DRDGOLD, the latter of which was not in the index - unfavorable security selection in Turkey, and underweightings in Poland and Russia.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2013, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.62%
Actual		$ 1,000.00	$ 1,072.30	$ 8.46
HypotheticalA		$ 1,000.00	$ 1,017.04	$ 8.24
Class T	1.90%
Actual		$ 1,000.00	$ 1,070.10	$ 9.91
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 1,068.60	$ 12.51
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 1,068.30	$ 12.51
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Emerging Europe, Middle East, Africa (EMEA)	1.40%
Actual		$ 1,000.00	$ 1,073.30	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Institutional Class	1.23%
Actual		$ 1,000.00	$ 1,074.50	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
South Africa 36.6%
Russia 31.9%
Poland 5.6%
United Arab Emirates 4.5%
Turkey 3.7%
Czech Republic 2.8%
United Kingdom 2.6%
Kenya 2.1%
Qatar 1.8%
Other * 8.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
South Africa 38.4%
Russia 32.3%
Turkey 9.3%
United Arab Emirates 4.9%
Poland 2.8%
Kenya 2.7%
Qatar 1.6%
Nigeria 1.2%
Czech Republic 1.0%
Other * 5.8%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	99.3
Short-Term Investments and Net Other Assets (Liabilities)	0.9	0.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	7.1	8.7
LUKOIL Oil Co. (United Kingdom) (Russia, Oil, Gas & Consumable Fuels)	6.7	7.8
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	5.7	7.2
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	5.4	4.3
Naspers Ltd. Class N (South Africa, Media)	4.3	2.1
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	2.7	1.5
Bank Polska Kasa Opieki SA (Poland, Commercial Banks)	2.7	1.8
Magnit OJSC (Russia, Food & Staples Retailing)	2.5	1.8
Standard Bank Group Ltd. (South Africa, Commercial Banks)	2.3	3.1
Surgutneftegas (Russia, Oil, Gas & Consumable Fuels)	2.3	3.5
	41.7
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	34.2	34.1
Energy	23.2	23.6
Telecommunication Services	11.7	11.1
Consumer Staples	10.0	10.8
Consumer Discretionary	7.1	3.9
Materials	6.8	9.2
Industrials	2.7	4.4
Health Care	2.2	1.3
Utilities	0.8	0.6
Information Technology	0.4	0.3

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
Bangladesh - 0.4%
Grameenphone Ltd.	120,000	$ 296,506
Square Pharmaceuticals Ltd.	125,000	289,396
TOTAL BANGLADESH		585,902
Botswana - 0.2%
First National Bank of Botswana Ltd.	650,000	291,113
Canada - 0.5%
Africa Oil Corp. (a)	75,400	669,644
Cayman Islands - 1.0%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	33,600	1,422,960
Czech Republic - 2.8%
Komercni Banka A/S	7,800	1,936,506
Philip Morris CR A/S	2,800	1,589,076
Telefonica Czech Rep A/S	23,900	389,876
TOTAL CZECH REPUBLIC		3,915,458
Estonia - 0.4%
Tallinna Kaubamaja AS	70,900	526,567
Greece - 0.9%
Jumbo SA (a)	45,700	614,287
Karelia Tobacco Co., Inc.	1,970	614,795
Kri Kri Milk Industry SA (a)	25,000	71,282
Sarantis SA (a)	4,628	36,822
TOTAL GREECE		1,337,186
Israel - 0.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	200,000	348,302
Kazakhstan - 0.1%
Kcell JSC GDR	10,000	173,000
Kenya - 2.1%
British American Tobacco Kenya Ltd.	51,700	347,695
Kenya Commercial Bank Ltd.	250,000	142,062
Safaricom Ltd.	17,420,944	1,928,857
Uchumi Supermarket Ltd.	2,397,200	596,842
TOTAL KENYA		3,015,456
Kuwait - 0.3%
Kuwait Food Co. (Americana)	50,000	435,861
Lithuania - 0.4%
Apranga AB	163,766	564,777
Common Stocks - continued
	Shares	Value
Nigeria - 0.6%
Skye Bank PLC	5,785,889	$ 149,384
Zenith Bank PLC	5,269,355	714,747
TOTAL NIGERIA		864,131
Oman - 0.8%
National Bank of Oman (a)	828,494	634,820
Oman Telecommunications Co. (a)	136,761	552,372
TOTAL OMAN		1,187,192
Poland - 5.6%
Amica Wronki SA	10,200	354,310
Bank Handlowy w Warszawie SA	51,300	1,978,489
Bank Polska Kasa Opieki SA	60,200	3,771,844
Powszechny Zaklad Ubezpieczen SA	12,000	1,826,286
TOTAL POLAND		7,930,929
Qatar - 1.8%
Gulf International Services QSC (a)	34,000	547,363
Industries Qatar QSC	16,528	724,235
Qatar National Bank SAQ	28,281	1,289,738
TOTAL QATAR		2,561,336
Romania - 1.2%
Banca Transilvania SA (a)	1,125,000	485,545
Bursa de Valori Bucuresti	61,814	475,296
Nuclearelectrica SA rights (a)	82,000	275,346
SNP Petrom SA	4,005,225	545,562
TOTAL ROMANIA		1,781,749
Russia - 28.1%
Gazprom OAO	1,616,200	7,583,414
LUKOIL Oil Co.	13,100	859,425
LUKOIL Oil Co. sponsored ADR (United Kingdom)	131,995	8,658,872
Magnit OJSC	13,200	3,552,063
Megafon OJSC GDR	79,000	2,867,700
Mobile TeleSystems OJSC	98,200	1,033,725
Moscow Exchange MICEX-RTS OAO	450,500	860,383
NOVATEK OAO	42,000	539,675
NOVATEK OAO GDR (Reg. S)	19,450	2,732,725
Sberbank (Savings Bank of the Russian Federation)	3,135,200	10,049,609
Vozrozhdenie Bank	85,700	1,106,298
TOTAL RUSSIA		39,843,889
Common Stocks - continued
	Shares	Value
South Africa - 36.6%
AngloGold Ashanti Ltd.	130,300	$ 1,969,407
Aspen Pharmacare Holdings Ltd.	60,400	1,681,483
Cashbuild Ltd.	85,400	1,331,521
Clicks Group Ltd.	343,217	2,138,536
DRDGOLD Ltd.	3,287,814	1,623,965
DRDGOLD Ltd. sponsored ADR	28,300	139,519
FirstRand Ltd.	819,800	2,939,888
Harmony Gold Mining Co. Ltd.	461,100	1,591,068
Holdsport Ltd.	130,400	636,494
Hulamin Ltd. (a)	876,800	495,227
Metrofile Holdings Ltd.	1,089,700	536,234
MTN Group Ltd.	407,650	8,102,850
Nampak Ltd.	907,400	3,000,939
Naspers Ltd. Class N	65,600	6,136,063
Omnia Holdings Ltd.	40,600	838,147
Pioneer Foods Ltd.	150,300	1,272,619
Raubex Group Ltd.	802,400	1,902,340
Remgro Ltd.	124,200	2,528,849
RMB Holdings Ltd.	221,500	1,110,506
Sasol Ltd.	76,000	3,883,435
Shoprite Holdings Ltd.	163,900	3,000,854
Standard Bank Group Ltd.	257,363	3,269,225
Steinhoff International Holdings Ltd.	40,000	154,641
Vodacom Group Ltd.	87,400	1,001,220
Zeder Investments Ltd.	1,556,380	671,972
TOTAL SOUTH AFRICA		51,957,002
Sri Lanka - 0.3%
Hatton National Bank PLC	365,000	409,893
Turkey - 3.7%
Aygaz A/S	184,000	842,460
Koc Holding A/S	265,850	1,305,112
Turkiye Garanti Bankasi A/S	488,000	1,965,445
Turkiye Halk Bankasi A/S	135,000	1,092,173
TOTAL TURKEY		5,205,190
United Arab Emirates - 4.5%
Agthia Group PJSC	224,869	249,786
Aldar Properties PJSC	1,437,210	1,056,484
Dubai Financial Market PJSC (a)	3,234,033	2,051,537
Emaar Properties PJSC	330,000	546,256
First Gulf Bank PJSC	325,940	1,437,579
Common Stocks - continued
	Shares	Value
United Arab Emirates - continued
National Bank of Abu Dhabi PJSC	131,600	$ 447,863
SHUAA Capital PSC (a)	2,220,000	604,411
TOTAL UNITED ARAB EMIRATES		6,393,916
United Kingdom - 2.6%
Alabama Noor Hospitals Group PLC (a)	39,100	532,890
Fawaz Abdulaziz Alhokair & Co. (HSBC Warrant Program) warrants 2/23/15 (a)	10,000	329,298
Herfy Food Services Co. Ltd. (HSBC Warrant Program) warrants 10/8/15 (a)	21,500	640,632
NMC Health PLC	105,200	611,119
Old Mutual PLC	245,200	795,289
Saudia Dairy & Foodstuff Co. (HSBC Warrant Program) warrants 6/26/15 (a)	19,000	466,084
The Savola Group (HSBC Warrant Program) warrants 2/2/15 (a)	19,000	279,903
TOTAL UNITED KINGDOM		3,655,215
Zambia - 0.2%
Zambeef Products PLC (a)	351,874	225,148
TOTAL COMMON STOCKS (Cost $122,897,776)		135,301,816
Nonconvertible Preferred Stocks - 3.8%

Russia - 3.8%
Surgutneftegas	4,375,800	3,254,144
Tatneft OAO	598,700	2,206,570
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,425,369)		5,460,714
Money Market Funds - 0.7%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b) (Cost $927,624)	927,624	$ 927,624
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $128,250,769)		141,690,154
NET OTHER ASSETS (LIABILITIES) - 0.2%		324,707
NET ASSETS - 100%		$ 142,014,861
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,124
Fidelity Securities Lending Cash Central Fund	4,818
Total	$ 7,942
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 10,227,954	$ 10,227,954	$ -	$ -
Consumer Staples	14,222,085	14,222,085	-	-
Energy	32,903,789	29,020,354	3,883,435	-
Financials	48,355,407	46,639,490	1,715,917	-
Health Care	3,114,888	3,114,888	-	-
Industrials	3,931,687	3,931,687	-	-
Information Technology	536,234	536,234	-	-
Materials	9,658,272	4,473,832	5,184,440	-
Telecommunication Services	16,694,408	16,694,408	-	-
Utilities	1,117,806	1,117,806	-	-
Money Market Funds	927,624	927,624	-	-
Total Investments in Securities:	$ 141,690,154	$ 130,906,362	$ 10,783,792	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $127,323,145)	$ 140,762,530
Fidelity Central Funds (cost $927,624)	927,624
Total Investments (cost $128,250,769)		$ 141,690,154
Foreign currency held at value (cost $6,860)		6,860
Receivable for investments sold		543,045
Receivable for fund shares sold		456,976
Dividends receivable		297,198
Distributions receivable from Fidelity Central Funds		82
Prepaid expenses		396
Other receivables		3,403
Total assets		142,998,114

Liabilities
Payable to custodian bank	$ 100,546
Payable for investments purchased	543,105
Payable for fund shares redeemed	113,301
Accrued management fee	102,489
Distribution and service plan fees payable	9,522
Other affiliated payables	35,514
Audit fees payable	44,096
Other payables and accrued expenses	34,680
Total liabilities		983,253

Net Assets		$ 142,014,861
Net Assets consist of:
Paid in capital		$ 129,031,339
Undistributed net investment income		1,897,738
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,364,438)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,450,222
Net Assets		$ 142,014,861

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,883,131 ÷ 1,146,802 shares)	$ 9.49

Maximum offering price per share (100/94.25 of $9.49)	$ 10.07
Class T: Net Asset Value and redemption price per share ($3,465,265 ÷ 366,170 shares)	$ 9.46

Maximum offering price per share (100/96.50 of $9.46)	$ 9.80
Class B: Net Asset Value and offering price per share ($388,173 ÷ 40,870 shares)A	$ 9.50

Class C: Net Asset Value and offering price per share ($6,781,855 ÷ 722,186 shares)A	$ 9.39

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($110,265,497 ÷ 11,580,491 shares)	$ 9.52

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,230,940 ÷ 1,074,619 shares)	$ 9.52

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 5,669,711
Interest		11,822
Income from Fidelity Central Funds		7,942
Income before foreign taxes withheld		5,689,475
Less foreign taxes withheld		(752,601)
Total income		4,936,874

Expenses
Management fee	$ 1,158,980
Transfer agent fees	398,454
Distribution and service plan fees	114,080
Accounting and security lending fees	74,660
Custodian fees and expenses	230,069
Independent trustees' compensation	838
Registration fees	82,070
Audit	61,954
Legal	383
Miscellaneous	1,128
Total expenses before reductions	2,122,616
Expense reductions	(35,590)	2,087,026
Net investment income (loss)		2,849,848
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	522,076
Foreign currency transactions	(96,200)
Total net realized gain (loss)		425,876
Change in net unrealized appreciation (depreciation) on: Investment securities	11,140,957
Assets and liabilities in foreign currencies	10,565
Total change in net unrealized appreciation (depreciation)		11,151,522
Net gain (loss)		11,577,398
Net increase (decrease) in net assets resulting from operations		$ 14,427,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,849,848	$ 3,198,505
Net realized gain (loss)	425,876	10,513,420
Change in net unrealized appreciation (depreciation)	11,151,522	(5,470,956)
Net increase (decrease) in net assets resulting from operations	14,427,246	8,240,969
Distributions to shareholders from net investment income	(2,689,985)	(2,782,952)
Distributions to shareholders from net realized gain	(1,184,624)	-
Total distributions	(3,874,609)	(2,782,952)
Share transactions - net increase (decrease)	(9,097,663)	(7,689,254)
Redemption fees	52,524	36,290
Total increase (decrease) in net assets	1,507,498	(2,194,947)

Net Assets
Beginning of period	140,507,363	142,702,310
End of period (including undistributed net investment income of $1,897,738 and undistributed net investment income of $2,631,143, respectively)	$ 142,014,861	$ 140,507,363

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.71	$ 8.34	$ 8.97	$ 7.26	$ 4.75
Income from Investment Operations
Net investment income (loss) C	.16	.18	.16 F	.07	.05
Net realized and unrealized gain (loss)	.85	.34	(.70)	1.70	2.48
Total from investment operations	1.01	.52	(.54)	1.77	2.53
Distributions from net investment income	(.15)	(.15)	(.08)	(.04)	(.03)
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.23) J	(.15)	(.10)	(.07) I	(.03)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 9.49	$ 8.71	$ 8.34	$ 8.97	$ 7.26
Total Return A,B	11.75%	6.38%	(6.05)%	24.66%	53.78%
Ratios to Average Net Assets D,G
Expenses before reductions	1.64%	1.62%	1.60%	1.69%	1.87%
Expenses net of fee waivers, if any	1.63%	1.62%	1.56%	1.50%	1.50%
Expenses net of all reductions	1.62%	1.60%	1.51%	1.38%	1.39%
Net investment income (loss)	1.82%	2.09%	1.70% F	.95%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,883	$ 8,934	$ 10,260	$ 10,045	$ 4,817
Portfolio turnover rate E	64%	30%	53%	96%	58%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

J Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.68	$ 8.31	$ 8.96	$ 7.25	$ 4.75
Income from Investment Operations
Net investment income (loss) C	.14	.15	.13 F	.06	.04
Net realized and unrealized gain (loss)	.84	.35	(.71)	1.69	2.47
Total from investment operations	.98	.50	(.58)	1.75	2.51
Distributions from net investment income	(.12)	(.13)	(.07)	(.03)	(.02)
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.20) J	(.13)	(.08) I	(.05)	(.02)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 9.46	$ 8.68	$ 8.31	$ 8.96	$ 7.25
Total Return A,B	11.42%	6.14%	(6.42)%	24.44%	53.20%
Ratios to Average Net Assets D,G
Expenses before reductions	1.93%	1.89%	1.87%	1.95%	2.15%
Expenses net of fee waivers, if any	1.90%	1.89%	1.84%	1.75%	1.75%
Expenses net of all reductions	1.88%	1.86%	1.78%	1.62%	1.64%
Net investment income (loss)	1.55%	1.82%	1.42% F	.70%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,465	$ 3,336	$ 3,502	$ 3,114	$ 1,560
Portfolio turnover rate E	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

J Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.69	$ 8.29	$ 8.93	$ 7.23	$ 4.73
Income from Investment Operations
Net investment income (loss) C	.09	.11	.09 F	.02	.01
Net realized and unrealized gain (loss)	.85	.35	(.71)	1.68	2.48
Total from investment operations	.94	.46	(.62)	1.70	2.49
Distributions from net investment income	(.06)	(.06)	(.02)	-	-
Distributions from net realized gain	(.07)	-	(.01)	(.01)	-
Total distributions	(.13)	(.06)	(.03)	(.01)	-
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 9.50	$ 8.69	$ 8.29	$ 8.93	$ 7.23
Total Return A,B	10.94%	5.56%	(6.85)%	23.72%	52.85%
Ratios to Average Net Assets D,G
Expenses before reductions	2.42%	2.38%	2.37%	2.47%	2.68%
Expenses net of fee waivers, if any	2.40%	2.38%	2.33%	2.25%	2.25%
Expenses net of all reductions	2.38%	2.35%	2.27%	2.12%	2.14%
Net investment income (loss)	1.05%	1.33%	.93% F	.20%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 388	$ 441	$ 539	$ 822	$ 782
Portfolio turnover rate E	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.62	$ 8.24	$ 8.90	$ 7.23	$ 4.73
Income from Investment Operations
Net investment income (loss) C	.09	.11	.08 F	.02	.01
Net realized and unrealized gain (loss)	.83	.35	(.69)	1.67	2.48
Total from investment operations	.92	.46	(.61)	1.69	2.49
Distributions from net investment income	(.08)	(.08)	(.05)	(.01)	-
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.15)	(.08)	(.06) I	(.03)	-
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 9.39	$ 8.62	$ 8.24	$ 8.90	$ 7.23
Total Return A,B	10.83%	5.68%	(6.79)%	23.61%	52.85%
Ratios to Average Net Assets D,G
Expenses before reductions	2.42%	2.37%	2.36%	2.45%	2.61%
Expenses net of fee waivers, if any	2.40%	2.37%	2.33%	2.25%	2.25%
Expenses net of all reductions	2.38%	2.35%	2.27%	2.13%	2.14%
Net investment income (loss)	1.05%	1.34%	.93% F	.20%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,782	$ 7,770	$ 6,650	$ 5,151	$ 2,677
Portfolio turnover rate E	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Income from Investment Operations
Net investment income (loss) B	.18	.20	.18 E	.09	.07
Net realized and unrealized gain (loss)	.84	.35	(.71)	1.70	2.48
Total from investment operations	1.02	.55	(.53)	1.79	2.55
Distributions from net investment income	(.18)	(.17)	(.09)	(.05)	(.04)
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.25)	(.17)	(.11)	(.08) H	(.04)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.01
Net asset value, end of period	$ 9.52	$ 8.75	$ 8.37	$ 9.00	$ 7.28
Total Return A	11.90%	6.81%	(5.91)%	24.92%	54.15%
Ratios to Average Net Assets C,F
Expenses before reductions	1.40%	1.37%	1.35%	1.45%	1.61%
Expenses net of fee waivers, if any	1.40%	1.37%	1.31%	1.25%	1.25%
Expenses net of all reductions	1.38%	1.34%	1.25%	1.12%	1.14%
Net investment income (loss)	2.05%	2.34%	1.95% E	1.21%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,265	$ 111,441	$ 114,117	$ 140,270	$ 104,141
Portfolio turnover rate D	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Income from Investment Operations
Net investment income (loss) B	.19	.21	.19 E	.09	.06
Net realized and unrealized gain (loss)	.84	.35	(.72)	1.70	2.49
Total from investment operations	1.03	.56	(.53)	1.79	2.55
Distributions from net investment income	(.19)	(.18)	(.09)	(.05)	(.04)
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.26)	(.18)	(.11)	(.08) H	(.04)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.01
Net asset value, end of period	$ 9.52	$ 8.75	$ 8.37	$ 9.00	$ 7.28
Total Return A	12.05%	6.93%	(5.91)%	24.95%	54.15%
Ratios to Average Net Assets C,F
Expenses before reductions	1.30%	1.28%	1.26%	1.34%	1.60%
Expenses net of fee waivers, if any	1.30%	1.28%	1.24%	1.25%	1.25%
Expenses net of all reductions	1.28%	1.25%	1.19%	1.13%	1.14%
Net investment income (loss)	2.15%	2.43%	2.02% E	1.20%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,231	$ 8,586	$ 7,633	$ 7,171	$ 4,235
Portfolio turnover rate D	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 25,331,074
Gross unrealized depreciation	(12,631,422)
Net unrealized appreciation (depreciation) on securities and other investments	$ 12,699,652

Tax Cost	$ 128,990,502

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,897,738
Capital loss carryforward	$ (1,624,705)
Net unrealized appreciation (depreciation)	$ 12,710,489

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (1,624,705)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 3,874,609	$ 2,782,952

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $89,166,804 and $94,656,093, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 24,760	$ 2,563
Class T	.25%	.25%	16,204	44
Class B	.75%	.25%	4,216	3,167
Class C	.75%	.25%	68,900	7,692
			$ 114,080	$ 13,466

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,196
Class T	1,770
Class B*	1,462
Class C*	1,024
$ 9,452

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 26,574.27
Class T	10,190.31
Class B	1,263.30
Class C	20,625.30
Emerging Europe, Middle East, Africa (EMEA)	323,311.28
Institutional Class	16,491.18
	$ 398,454

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $17 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $318 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

7. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,818. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.90%	$ 1,038
Class B	2.40%	83
Class C	2.40%	1,453
Emerging Europe, Middle East, Africa (EMEA)	1.40%	2,450
		$ 5,024

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $26,766 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $3,800.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 155,525	$ 173,376
Class T	46,756	52,030
Class B	2,757	3,592
Class C	69,716	61,819
Emerging Europe, Middle East, Africa (EMEA)	2,222,632	2,310,485
Institutional Class	192,599	181,650
Total	$ 2,689,985	$ 2,782,952

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2013	2012
From net realized gain
Class A	$ 76,218	$ -
Class T	28,360	-
Class B	3,579	-
Class C	66,141	-
Emerging Europe, Middle East, Africa (EMEA)	934,516	-
Institutional Class	75,810	-
Total	$ 1,184,624	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	422,392	188,687	$ 3,786,551	$ 1,610,923
Reinvestment of distributions	20,821	16,919	182,599	134,509
Shares redeemed	(321,728)	(411,198)	(2,828,311)	(3,440,999)
Net increase (decrease)	121,485	(205,592)	$ 1,140,839	$ (1,695,567)
Class T
Shares sold	88,958	75,037	$ 793,473	$ 636,446
Reinvestment of distributions	8,485	6,513	74,325	51,713
Shares redeemed	(115,399)	(118,919)	(1,019,893)	(995,876)
Net increase (decrease)	(17,956)	(37,369)	$ (152,095)	$ (307,717)
Class B
Shares sold	10,659	2,520	$ 95,440	$ 21,721
Reinvestment of distributions	679	430	5,999	3,432
Shares redeemed	(21,228)	(17,241)	(189,688)	(147,235)
Net increase (decrease)	(9,890)	(14,291)	$ (88,249)	$ (122,082)
Class C
Shares sold	249,509	337,293	$ 2,176,685	$ 2,767,333
Reinvestment of distributions	12,615	7,082	110,128	56,016
Shares redeemed	(441,523)	(250,062)	(3,878,247)	(2,064,165)
Net increase (decrease)	(179,399)	94,313	$ (1,591,434)	$ 759,184
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	4,724,612	3,688,393	$ 42,683,733	$ 31,635,971
Reinvestment of distributions	341,639	276,215	2,999,595	2,198,675
Shares redeemed	(6,228,497)	(4,854,267)	(55,025,066)	(40,803,317)
Net increase (decrease)	(1,162,246)	(889,659)	$ (9,341,738)	$ (6,968,671)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Institutional Class
Shares sold	478,817	336,442	$ 4,308,546	$ 2,842,158
Reinvestment of distributions	10,415	5,723	91,338	45,553
Shares redeemed	(396,145)	(272,120)	(3,464,870)	(2,242,112)
Net increase (decrease)	93,087	70,045	$ 935,014	$ 645,599

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A, T, B and C designate 100% of the dividend distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.134	$0.0352
Class T	12/10/12	$0.119	$0.0352
Class B	12/10/12	$0.086	$0.0352
Class C	12/10/12	$0.097	$0.0352

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEME-UANN-1213
1.861988.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Europe,
Middle East, Africa (EMEA)

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Life of fund A
Institutional Class	12.05%	16.78%	0.60%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Institutional Class on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Institutional Class shares returned 12.05%, significantly outperforming the 7.52% gain of the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index. Versus the index, the fund benefited from out-of-benchmark positions in the United Arab Emirates (UAE) and Kenya, including First Gulf Bank - the fund's top relative contributor during the period - Dubai Financial Market and Aldar Properties, and Kenyan wireless telecommunication services provider Safaricom. Conversely, performance was hurt by the fund's positioning in South Africa - including main detractors Harmony Gold Mining and DRDGOLD - unfavorable security selection in Turkey and underweightings in Poland and Russia.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2013, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.62%
Actual		$ 1,000.00	$ 1,072.30	$ 8.46
HypotheticalA		$ 1,000.00	$ 1,017.04	$ 8.24
Class T	1.90%
Actual		$ 1,000.00	$ 1,070.10	$ 9.91
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 1,068.60	$ 12.51
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 1,068.30	$ 12.51
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Emerging Europe, Middle East, Africa (EMEA)	1.40%
Actual		$ 1,000.00	$ 1,073.30	$ 7.32
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Institutional Class	1.23%
Actual		$ 1,000.00	$ 1,074.50	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
South Africa 36.6%
Russia 31.9%
Poland 5.6%
United Arab Emirates 4.5%
Turkey 3.7%
Czech Republic 2.8%
United Kingdom 2.6%
Kenya 2.1%
Qatar 1.8%
Other * 8.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
South Africa 38.4%
Russia 32.3%
Turkey 9.3%
United Arab Emirates 4.9%
Poland 2.8%
Kenya 2.7%
Qatar 1.6%
Nigeria 1.2%
Czech Republic 1.0%
Other * 5.8%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	99.3
Short-Term Investments and Net Other Assets (Liabilities)	0.9	0.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	7.1	8.7
LUKOIL Oil Co. (United Kingdom) (Russia, Oil, Gas & Consumable Fuels)	6.7	7.8
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	5.7	7.2
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	5.4	4.3
Naspers Ltd. Class N (South Africa, Media)	4.3	2.1
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	2.7	1.5
Bank Polska Kasa Opieki SA (Poland, Commercial Banks)	2.7	1.8
Magnit OJSC (Russia, Food & Staples Retailing)	2.5	1.8
Standard Bank Group Ltd. (South Africa, Commercial Banks)	2.3	3.1
Surgutneftegas (Russia, Oil, Gas & Consumable Fuels)	2.3	3.5
	41.7
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	34.2	34.1
Energy	23.2	23.6
Telecommunication Services	11.7	11.1
Consumer Staples	10.0	10.8
Consumer Discretionary	7.1	3.9
Materials	6.8	9.2
Industrials	2.7	4.4
Health Care	2.2	1.3
Utilities	0.8	0.6
Information Technology	0.4	0.3

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
Bangladesh - 0.4%
Grameenphone Ltd.	120,000	$ 296,506
Square Pharmaceuticals Ltd.	125,000	289,396
TOTAL BANGLADESH		585,902
Botswana - 0.2%
First National Bank of Botswana Ltd.	650,000	291,113
Canada - 0.5%
Africa Oil Corp. (a)	75,400	669,644
Cayman Islands - 1.0%
Eurasia Drilling Co. Ltd. GDR (Reg. S)	33,600	1,422,960
Czech Republic - 2.8%
Komercni Banka A/S	7,800	1,936,506
Philip Morris CR A/S	2,800	1,589,076
Telefonica Czech Rep A/S	23,900	389,876
TOTAL CZECH REPUBLIC		3,915,458
Estonia - 0.4%
Tallinna Kaubamaja AS	70,900	526,567
Greece - 0.9%
Jumbo SA (a)	45,700	614,287
Karelia Tobacco Co., Inc.	1,970	614,795
Kri Kri Milk Industry SA (a)	25,000	71,282
Sarantis SA (a)	4,628	36,822
TOTAL GREECE		1,337,186
Israel - 0.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	200,000	348,302
Kazakhstan - 0.1%
Kcell JSC GDR	10,000	173,000
Kenya - 2.1%
British American Tobacco Kenya Ltd.	51,700	347,695
Kenya Commercial Bank Ltd.	250,000	142,062
Safaricom Ltd.	17,420,944	1,928,857
Uchumi Supermarket Ltd.	2,397,200	596,842
TOTAL KENYA		3,015,456
Kuwait - 0.3%
Kuwait Food Co. (Americana)	50,000	435,861
Lithuania - 0.4%
Apranga AB	163,766	564,777
Common Stocks - continued
	Shares	Value
Nigeria - 0.6%
Skye Bank PLC	5,785,889	$ 149,384
Zenith Bank PLC	5,269,355	714,747
TOTAL NIGERIA		864,131
Oman - 0.8%
National Bank of Oman (a)	828,494	634,820
Oman Telecommunications Co. (a)	136,761	552,372
TOTAL OMAN		1,187,192
Poland - 5.6%
Amica Wronki SA	10,200	354,310
Bank Handlowy w Warszawie SA	51,300	1,978,489
Bank Polska Kasa Opieki SA	60,200	3,771,844
Powszechny Zaklad Ubezpieczen SA	12,000	1,826,286
TOTAL POLAND		7,930,929
Qatar - 1.8%
Gulf International Services QSC (a)	34,000	547,363
Industries Qatar QSC	16,528	724,235
Qatar National Bank SAQ	28,281	1,289,738
TOTAL QATAR		2,561,336
Romania - 1.2%
Banca Transilvania SA (a)	1,125,000	485,545
Bursa de Valori Bucuresti	61,814	475,296
Nuclearelectrica SA rights (a)	82,000	275,346
SNP Petrom SA	4,005,225	545,562
TOTAL ROMANIA		1,781,749
Russia - 28.1%
Gazprom OAO	1,616,200	7,583,414
LUKOIL Oil Co.	13,100	859,425
LUKOIL Oil Co. sponsored ADR (United Kingdom)	131,995	8,658,872
Magnit OJSC	13,200	3,552,063
Megafon OJSC GDR	79,000	2,867,700
Mobile TeleSystems OJSC	98,200	1,033,725
Moscow Exchange MICEX-RTS OAO	450,500	860,383
NOVATEK OAO	42,000	539,675
NOVATEK OAO GDR (Reg. S)	19,450	2,732,725
Sberbank (Savings Bank of the Russian Federation)	3,135,200	10,049,609
Vozrozhdenie Bank	85,700	1,106,298
TOTAL RUSSIA		39,843,889
Common Stocks - continued
	Shares	Value
South Africa - 36.6%
AngloGold Ashanti Ltd.	130,300	$ 1,969,407
Aspen Pharmacare Holdings Ltd.	60,400	1,681,483
Cashbuild Ltd.	85,400	1,331,521
Clicks Group Ltd.	343,217	2,138,536
DRDGOLD Ltd.	3,287,814	1,623,965
DRDGOLD Ltd. sponsored ADR	28,300	139,519
FirstRand Ltd.	819,800	2,939,888
Harmony Gold Mining Co. Ltd.	461,100	1,591,068
Holdsport Ltd.	130,400	636,494
Hulamin Ltd. (a)	876,800	495,227
Metrofile Holdings Ltd.	1,089,700	536,234
MTN Group Ltd.	407,650	8,102,850
Nampak Ltd.	907,400	3,000,939
Naspers Ltd. Class N	65,600	6,136,063
Omnia Holdings Ltd.	40,600	838,147
Pioneer Foods Ltd.	150,300	1,272,619
Raubex Group Ltd.	802,400	1,902,340
Remgro Ltd.	124,200	2,528,849
RMB Holdings Ltd.	221,500	1,110,506
Sasol Ltd.	76,000	3,883,435
Shoprite Holdings Ltd.	163,900	3,000,854
Standard Bank Group Ltd.	257,363	3,269,225
Steinhoff International Holdings Ltd.	40,000	154,641
Vodacom Group Ltd.	87,400	1,001,220
Zeder Investments Ltd.	1,556,380	671,972
TOTAL SOUTH AFRICA		51,957,002
Sri Lanka - 0.3%
Hatton National Bank PLC	365,000	409,893
Turkey - 3.7%
Aygaz A/S	184,000	842,460
Koc Holding A/S	265,850	1,305,112
Turkiye Garanti Bankasi A/S	488,000	1,965,445
Turkiye Halk Bankasi A/S	135,000	1,092,173
TOTAL TURKEY		5,205,190
United Arab Emirates - 4.5%
Agthia Group PJSC	224,869	249,786
Aldar Properties PJSC	1,437,210	1,056,484
Dubai Financial Market PJSC (a)	3,234,033	2,051,537
Emaar Properties PJSC	330,000	546,256
First Gulf Bank PJSC	325,940	1,437,579
Common Stocks - continued
	Shares	Value
United Arab Emirates - continued
National Bank of Abu Dhabi PJSC	131,600	$ 447,863
SHUAA Capital PSC (a)	2,220,000	604,411
TOTAL UNITED ARAB EMIRATES		6,393,916
United Kingdom - 2.6%
Alabama Noor Hospitals Group PLC (a)	39,100	532,890
Fawaz Abdulaziz Alhokair & Co. (HSBC Warrant Program) warrants 2/23/15 (a)	10,000	329,298
Herfy Food Services Co. Ltd. (HSBC Warrant Program) warrants 10/8/15 (a)	21,500	640,632
NMC Health PLC	105,200	611,119
Old Mutual PLC	245,200	795,289
Saudia Dairy & Foodstuff Co. (HSBC Warrant Program) warrants 6/26/15 (a)	19,000	466,084
The Savola Group (HSBC Warrant Program) warrants 2/2/15 (a)	19,000	279,903
TOTAL UNITED KINGDOM		3,655,215
Zambia - 0.2%
Zambeef Products PLC (a)	351,874	225,148
TOTAL COMMON STOCKS (Cost $122,897,776)		135,301,816
Nonconvertible Preferred Stocks - 3.8%

Russia - 3.8%
Surgutneftegas	4,375,800	3,254,144
Tatneft OAO	598,700	2,206,570
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,425,369)		5,460,714
Money Market Funds - 0.7%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b) (Cost $927,624)	927,624	$ 927,624
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $128,250,769)		141,690,154
NET OTHER ASSETS (LIABILITIES) - 0.2%		324,707
NET ASSETS - 100%		$ 142,014,861
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,124
Fidelity Securities Lending Cash Central Fund	4,818
Total	$ 7,942
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 10,227,954	$ 10,227,954	$ -	$ -
Consumer Staples	14,222,085	14,222,085	-	-
Energy	32,903,789	29,020,354	3,883,435	-
Financials	48,355,407	46,639,490	1,715,917	-
Health Care	3,114,888	3,114,888	-	-
Industrials	3,931,687	3,931,687	-	-
Information Technology	536,234	536,234	-	-
Materials	9,658,272	4,473,832	5,184,440	-
Telecommunication Services	16,694,408	16,694,408	-	-
Utilities	1,117,806	1,117,806	-	-
Money Market Funds	927,624	927,624	-	-
Total Investments in Securities:	$ 141,690,154	$ 130,906,362	$ 10,783,792	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $127,323,145)	$ 140,762,530
Fidelity Central Funds (cost $927,624)	927,624
Total Investments (cost $128,250,769)		$ 141,690,154
Foreign currency held at value (cost $6,860)		6,860
Receivable for investments sold		543,045
Receivable for fund shares sold		456,976
Dividends receivable		297,198
Distributions receivable from Fidelity Central Funds		82
Prepaid expenses		396
Other receivables		3,403
Total assets		142,998,114

Liabilities
Payable to custodian bank	$ 100,546
Payable for investments purchased	543,105
Payable for fund shares redeemed	113,301
Accrued management fee	102,489
Distribution and service plan fees payable	9,522
Other affiliated payables	35,514
Audit fees payable	44,096
Other payables and accrued expenses	34,680
Total liabilities		983,253

Net Assets		$ 142,014,861
Net Assets consist of:
Paid in capital		$ 129,031,339
Undistributed net investment income		1,897,738
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,364,438)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,450,222
Net Assets		$ 142,014,861

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,883,131 ÷ 1,146,802 shares)	$ 9.49

Maximum offering price per share (100/94.25 of $9.49)	$ 10.07
Class T: Net Asset Value and redemption price per share ($3,465,265 ÷ 366,170 shares)	$ 9.46

Maximum offering price per share (100/96.50 of $9.46)	$ 9.80
Class B: Net Asset Value and offering price per share ($388,173 ÷ 40,870 shares)A	$ 9.50

Class C: Net Asset Value and offering price per share ($6,781,855 ÷ 722,186 shares)A	$ 9.39

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($110,265,497 ÷ 11,580,491 shares)	$ 9.52

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,230,940 ÷ 1,074,619 shares)	$ 9.52

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 5,669,711
Interest		11,822
Income from Fidelity Central Funds		7,942
Income before foreign taxes withheld		5,689,475
Less foreign taxes withheld		(752,601)
Total income		4,936,874

Expenses
Management fee	$ 1,158,980
Transfer agent fees	398,454
Distribution and service plan fees	114,080
Accounting and security lending fees	74,660
Custodian fees and expenses	230,069
Independent trustees' compensation	838
Registration fees	82,070
Audit	61,954
Legal	383
Miscellaneous	1,128
Total expenses before reductions	2,122,616
Expense reductions	(35,590)	2,087,026
Net investment income (loss)		2,849,848
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	522,076
Foreign currency transactions	(96,200)
Total net realized gain (loss)		425,876
Change in net unrealized appreciation (depreciation) on: Investment securities	11,140,957
Assets and liabilities in foreign currencies	10,565
Total change in net unrealized appreciation (depreciation)		11,151,522
Net gain (loss)		11,577,398
Net increase (decrease) in net assets resulting from operations		$ 14,427,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,849,848	$ 3,198,505
Net realized gain (loss)	425,876	10,513,420
Change in net unrealized appreciation (depreciation)	11,151,522	(5,470,956)
Net increase (decrease) in net assets resulting from operations	14,427,246	8,240,969
Distributions to shareholders from net investment income	(2,689,985)	(2,782,952)
Distributions to shareholders from net realized gain	(1,184,624)	-
Total distributions	(3,874,609)	(2,782,952)
Share transactions - net increase (decrease)	(9,097,663)	(7,689,254)
Redemption fees	52,524	36,290
Total increase (decrease) in net assets	1,507,498	(2,194,947)

Net Assets
Beginning of period	140,507,363	142,702,310
End of period (including undistributed net investment income of $1,897,738 and undistributed net investment income of $2,631,143, respectively)	$ 142,014,861	$ 140,507,363

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.71	$ 8.34	$ 8.97	$ 7.26	$ 4.75
Income from Investment Operations
Net investment income (loss) C	.16	.18	.16 F	.07	.05
Net realized and unrealized gain (loss)	.85	.34	(.70)	1.70	2.48
Total from investment operations	1.01	.52	(.54)	1.77	2.53
Distributions from net investment income	(.15)	(.15)	(.08)	(.04)	(.03)
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.23) J	(.15)	(.10)	(.07) I	(.03)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 9.49	$ 8.71	$ 8.34	$ 8.97	$ 7.26
Total Return A,B	11.75%	6.38%	(6.05)%	24.66%	53.78%
Ratios to Average Net Assets D,G
Expenses before reductions	1.64%	1.62%	1.60%	1.69%	1.87%
Expenses net of fee waivers, if any	1.63%	1.62%	1.56%	1.50%	1.50%
Expenses net of all reductions	1.62%	1.60%	1.51%	1.38%	1.39%
Net investment income (loss)	1.82%	2.09%	1.70% F	.95%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,883	$ 8,934	$ 10,260	$ 10,045	$ 4,817
Portfolio turnover rate E	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

J Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.68	$ 8.31	$ 8.96	$ 7.25	$ 4.75
Income from Investment Operations
Net investment income (loss) C	.14	.15	.13 F	.06	.04
Net realized and unrealized gain (loss)	.84	.35	(.71)	1.69	2.47
Total from investment operations	.98	.50	(.58)	1.75	2.51
Distributions from net investment income	(.12)	(.13)	(.07)	(.03)	(.02)
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.20) J	(.13)	(.08) I	(.05)	(.02)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 9.46	$ 8.68	$ 8.31	$ 8.96	$ 7.25
Total Return A,B	11.42%	6.14%	(6.42)%	24.44%	53.20%
Ratios to Average Net Assets D,G
Expenses before reductions	1.93%	1.89%	1.87%	1.95%	2.15%
Expenses net of fee waivers, if any	1.90%	1.89%	1.84%	1.75%	1.75%
Expenses net of all reductions	1.88%	1.86%	1.78%	1.62%	1.64%
Net investment income (loss)	1.55%	1.82%	1.42% F	.70%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,465	$ 3,336	$ 3,502	$ 3,114	$ 1,560
Portfolio turnover rate E	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

J Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.69	$ 8.29	$ 8.93	$ 7.23	$ 4.73
Income from Investment Operations
Net investment income (loss) C	.09	.11	.09 F	.02	.01
Net realized and unrealized gain (loss)	.85	.35	(.71)	1.68	2.48
Total from investment operations	.94	.46	(.62)	1.70	2.49
Distributions from net investment income	(.06)	(.06)	(.02)	-	-
Distributions from net realized gain	(.07)	-	(.01)	(.01)	-
Total distributions	(.13)	(.06)	(.03)	(.01)	-
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 9.50	$ 8.69	$ 8.29	$ 8.93	$ 7.23
Total Return A,B	10.94%	5.56%	(6.85)%	23.72%	52.85%
Ratios to Average Net Assets D,G
Expenses before reductions	2.42%	2.38%	2.37%	2.47%	2.68%
Expenses net of fee waivers, if any	2.40%	2.38%	2.33%	2.25%	2.25%
Expenses net of all reductions	2.38%	2.35%	2.27%	2.12%	2.14%
Net investment income (loss)	1.05%	1.33%	.93% F	.20%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 388	$ 441	$ 539	$ 822	$ 782
Portfolio turnover rate E	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.62	$ 8.24	$ 8.90	$ 7.23	$ 4.73
Income from Investment Operations
Net investment income (loss) C	.09	.11	.08 F	.02	.01
Net realized and unrealized gain (loss)	.83	.35	(.69)	1.67	2.48
Total from investment operations	.92	.46	(.61)	1.69	2.49
Distributions from net investment income	(.08)	(.08)	(.05)	(.01)	-
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.15)	(.08)	(.06) I	(.03)	-
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 9.39	$ 8.62	$ 8.24	$ 8.90	$ 7.23
Total Return A,B	10.83%	5.68%	(6.79)%	23.61%	52.85%
Ratios to Average Net Assets D,G
Expenses before reductions	2.42%	2.37%	2.36%	2.45%	2.61%
Expenses net of fee waivers, if any	2.40%	2.37%	2.33%	2.25%	2.25%
Expenses net of all reductions	2.38%	2.35%	2.27%	2.13%	2.14%
Net investment income (loss)	1.05%	1.34%	.93% F	.20%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,782	$ 7,770	$ 6,650	$ 5,151	$ 2,677
Portfolio turnover rate E	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Income from Investment Operations
Net investment income (loss) B	.18	.20	.18 E	.09	.07
Net realized and unrealized gain (loss)	.84	.35	(.71)	1.70	2.48
Total from investment operations	1.02	.55	(.53)	1.79	2.55
Distributions from net investment income	(.18)	(.17)	(.09)	(.05)	(.04)
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.25)	(.17)	(.11)	(.08) H	(.04)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.01
Net asset value, end of period	$ 9.52	$ 8.75	$ 8.37	$ 9.00	$ 7.28
Total Return A	11.90%	6.81%	(5.91)%	24.92%	54.15%
Ratios to Average Net Assets C,F
Expenses before reductions	1.40%	1.37%	1.35%	1.45%	1.61%
Expenses net of fee waivers, if any	1.40%	1.37%	1.31%	1.25%	1.25%
Expenses net of all reductions	1.38%	1.34%	1.25%	1.12%	1.14%
Net investment income (loss)	2.05%	2.34%	1.95% E	1.21%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,265	$ 111,441	$ 114,117	$ 140,270	$ 104,141
Portfolio turnover rate D	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Income from Investment Operations
Net investment income (loss) B	.19	.21	.19 E	.09	.06
Net realized and unrealized gain (loss)	.84	.35	(.72)	1.70	2.49
Total from investment operations	1.03	.56	(.53)	1.79	2.55
Distributions from net investment income	(.19)	(.18)	(.09)	(.05)	(.04)
Distributions from net realized gain	(.07)	-	(.02)	(.02)	-
Total distributions	(.26)	(.18)	(.11)	(.08) H	(.04)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.01
Net asset value, end of period	$ 9.52	$ 8.75	$ 8.37	$ 9.00	$ 7.28
Total Return A	12.05%	6.93%	(5.91)%	24.95%	54.15%
Ratios to Average Net Assets C,F
Expenses before reductions	1.30%	1.28%	1.26%	1.34%	1.60%
Expenses net of fee waivers, if any	1.30%	1.28%	1.24%	1.25%	1.25%
Expenses net of all reductions	1.28%	1.25%	1.19%	1.13%	1.14%
Net investment income (loss)	2.15%	2.43%	2.02% E	1.20%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,231	$ 8,586	$ 7,633	$ 7,171	$ 4,235
Portfolio turnover rate D	64%	30%	53%	96%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 25,331,074
Gross unrealized depreciation	(12,631,422)
Net unrealized appreciation (depreciation) on securities and other investments	$ 12,699,652

Tax Cost	$ 128,990,502

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,897,738
Capital loss carryforward	$ (1,624,705)
Net unrealized appreciation (depreciation)	$ 12,710,489

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (1,624,705)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 3,874,609	$ 2,782,952

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $89,166,804 and $94,656,093, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 24,760	$ 2,563
Class T	.25%	.25%	16,204	44
Class B	.75%	.25%	4,216	3,167
Class C	.75%	.25%	68,900	7,692
			$ 114,080	$ 13,466

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,196
Class T	1,770
Class B*	1,462
Class C*	1,024
$ 9,452

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 26,574.27
Class T	10,190.31
Class B	1,263.30
Class C	20,625.30
Emerging Europe, Middle East, Africa (EMEA)	323,311.28
Institutional Class	16,491.18
	$ 398,454

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $17 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $318 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,818. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.90%	$ 1,038
Class B	2.40%	83
Class C	2.40%	1,453
Emerging Europe, Middle East, Africa (EMEA)	1.40%	2,450
		$ 5,024

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $26,766 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $3,800.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 155,525	$ 173,376
Class T	46,756	52,030
Class B	2,757	3,592
Class C	69,716	61,819
Emerging Europe, Middle East, Africa (EMEA)	2,222,632	2,310,485
Institutional Class	192,599	181,650
Total	$ 2,689,985	$ 2,782,952

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2013	2012
From net realized gain
Class A	$ 76,218	$ -
Class T	28,360	-
Class B	3,579	-
Class C	66,141	-
Emerging Europe, Middle East, Africa (EMEA)	934,516	-
Institutional Class	75,810	-
Total	$ 1,184,624	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	422,392	188,687	$ 3,786,551	$ 1,610,923
Reinvestment of distributions	20,821	16,919	182,599	134,509
Shares redeemed	(321,728)	(411,198)	(2,828,311)	(3,440,999)
Net increase (decrease)	121,485	(205,592)	$ 1,140,839	$ (1,695,567)
Class T
Shares sold	88,958	75,037	$ 793,473	$ 636,446
Reinvestment of distributions	8,485	6,513	74,325	51,713
Shares redeemed	(115,399)	(118,919)	(1,019,893)	(995,876)
Net increase (decrease)	(17,956)	(37,369)	$ (152,095)	$ (307,717)
Class B
Shares sold	10,659	2,520	$ 95,440	$ 21,721
Reinvestment of distributions	679	430	5,999	3,432
Shares redeemed	(21,228)	(17,241)	(189,688)	(147,235)
Net increase (decrease)	(9,890)	(14,291)	$ (88,249)	$ (122,082)
Class C
Shares sold	249,509	337,293	$ 2,176,685	$ 2,767,333
Reinvestment of distributions	12,615	7,082	110,128	56,016
Shares redeemed	(441,523)	(250,062)	(3,878,247)	(2,064,165)
Net increase (decrease)	(179,399)	94,313	$ (1,591,434)	$ 759,184
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	4,724,612	3,688,393	$ 42,683,733	$ 31,635,971
Reinvestment of distributions	341,639	276,215	2,999,595	2,198,675
Shares redeemed	(6,228,497)	(4,854,267)	(55,025,066)	(40,803,317)
Net increase (decrease)	(1,162,246)	(889,659)	$ (9,341,738)	$ (6,968,671)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Institutional Class
Shares sold	478,817	336,442	$ 4,308,546	$ 2,842,158
Reinvestment of distributions	10,415	5,723	91,338	45,553
Shares redeemed	(396,145)	(272,120)	(3,464,870)	(2,242,112)
Net increase (decrease)	93,087	70,045	$ 935,014	$ 645,599

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividend distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/12	$0.153	$0.0352

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEMEI-UANN-1213
1.861980.105

Fidelity®

Series Emerging Markets

Series International Growth

Series International Small Cap

Series International Value

Funds -

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

Class F

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity® Series Emerging Markets Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Growth Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Small Cap Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Value Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Reports of Independent Registered Public Accounting Firms	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Fidelity Series Emerging Markets Fund
Series Emerging Markets	1.08%
Actual		$ 1,000.00	$ 1,032.90	$ 5.53
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50
Class F	.90%
Actual		$ 1,000.00	$ 1,034.00	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Fidelity Series International Growth Fund
Series International Growth	1.02%
Actual		$ 1,000.00	$ 1,069.80	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19
Class F	.84%
Actual		$ 1,000.00	$ 1,071.20	$ 4.39
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Fidelity Series International Small Cap Fund
Series International Small Cap	1.22%
Actual		$ 1,000.00	$ 1,096.00	$ 6.45
HypotheticalA		$ 1,000.00	$ 1,019.06	$ 6.21
Class F	1.04%
Actual		$ 1,000.00	$ 1,097.30	$ 5.50
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Fidelity Series International Value Fund
Series International Value	.87%
Actual		$ 1,000.00	$ 1,069.10	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Class F	.69%
Actual		$ 1,000.00	$ 1,070.90	$ 3.60
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

Annual Report

Fidelity® Series Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Fidelity Series Emerging Markets Fund	9.59%	16.86%
Class F B	9.84%	17.10%

A From December 9, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009, are those of Fidelity Series Emerging Markets Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Emerging Markets Fund, a class of the fund, on December 9, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Fidelity Series Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Sam Polyak and Gregory Lee, Co-Portfolio Managers of Fidelity® Series Emerging Markets Fund, along with James Hayes, Per Johansson, Douglas Chow and Timothy Gannon: For the year, the fund's Series Emerging Markets and Class F shares gained 9.59% and 9.84%, respectively, ahead of the 6.90% advance of the MSCI® Emerging Markets Index. Relative to the index, our picks were most beneficial in energy and telecommunication services, while materials proved a notable area of weakness. Our top individual relative contributor was Mobile TeleSystems, a Russian wireless telecom provider that was lifted by easing competitive conditions. Shares of Taiwan's ECLAT Textile, a maker of performance fabrics, gained amid wise investments in technology and minimal competition. We also made a good call in owning shares of Bermuda-based oil-services firm BW Offshore, which rose as the firm's operating environment and earnings improved. On the downside, out-of-index exposure to gold-related stocks hurt, with Canada's Yamana Gold, Goldcorp and Barrick Gold all declining alongside the price of the precious metal. We sold Yamana and Barrick. We held a non-index stake in U.K.-registered copper producer Kazakhmys until July, primarily based on its attractive valuation, but the stock disappointed due to the falling price of copper, and it was the fund's largest individual detractor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Korea (South) 18.2%
Brazil 10.1%
Russia 8.4%
Cayman Islands 8.0%
Taiwan 7.0%
China 6.8%
India 6.8%
Mexico 5.1%
South Africa 5.0%
Other* 24.6%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Korea (South) 13.8%
Brazil 11.9%
Russia 8.1%
Taiwan 7.5%
China 6.9%
India 6.8%
Cayman Islands 6.3%
United States of America* 4.9%
Mexico 4.9%
Other 28.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.7	96.7
Short-Term Investments and Net Other Assets (Liabilities)	1.3	3.3
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.7	5.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.1	3.1
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.1	1.1
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	2.0	1.7
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.8	1.4
Itau Unibanco Holding SA sponsored ADR (Brazil, Commercial Banks)	1.7	1.4
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	1.6	1.8
Naspers Ltd. Class N (South Africa, Media)	1.5	1.0
Hana Financial Group, Inc. (Korea (South), Commercial Banks)	1.5	0.7
KB Financial Group, Inc. (Korea (South), Commercial Banks)	1.5	0.8
	21.5
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.9	26.5
Information Technology	16.3	13.7
Energy	10.1	11.2
Materials	10.1	9.8
Consumer Staples	8.6	9.2
Consumer Discretionary	8.3	7.6
Industrials	7.2	6.7
Telecommunication Services	6.8	6.5
Utilities	3.0	3.0
Health Care	1.6	1.4

Annual Report

Fidelity Series Emerging Markets Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
Argentina - 0.2%
Grupo Financiero Galicia SA sponsored ADR (d)	1,336,000	$ 12,932,480
Austria - 0.5%
Erste Group Bank AG	939,626	33,138,313
Bailiwick of Jersey - 0.4%
Atrium European Real Estate Ltd.	4,576,786	27,379,462
Bermuda - 1.9%
Aquarius Platinum Ltd. (Australia) (a)	11,982,129	7,870,812
BW Offshore Ltd.	23,811,769	32,679,408
Cosan Ltd. Class A	1,882,532	29,668,704
GP Investments Ltd. Class A (depositary receipt) (a)	10,765,900	19,319,221
Shangri-La Asia Ltd.	11,756,000	21,531,691
Stolt-Nielsen SA	759,546	21,498,812
TOTAL BERMUDA		132,568,648
Brazil - 8.8%
Anhanguera Educacional Participacoes SA	3,698,148	22,120,875
Arezzo Industria e Comercio SA	1,001,300	14,973,462
BHG SA (Brazil Hospitality Group) (a)	1,298,900	9,508,955
BR Properties SA	4,355,800	36,943,219
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	929,600	34,581,120
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR (d)	2,087,000	22,143,070
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR (d)	1,382,500	19,189,100
Estacio Participacoes SA	2,581,600	19,936,470
Fibria Celulose SA (a)	1,079,900	14,003,703
Gerdau SA sponsored ADR	4,779,800	37,903,814
Itau Unibanco Holding SA sponsored ADR	7,815,906	120,443,111
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	1,254,400	22,779,904
sponsored ADR	2,866,574	49,964,385
Smiles SA	1,489,200	19,537,357
TIM Participacoes SA sponsored ADR	337,800	8,586,876
Ultrapar Participacoes SA	2,291,150	61,057,787
Vale SA (PN-A) sponsored ADR	7,699,200	112,716,288
TOTAL BRAZIL		626,389,496
British Virgin Islands - 0.0%
Luxoft Holding, Inc.	104,170	3,043,847
Canada - 0.8%
First Quantum Minerals Ltd. (d)	1,329,500	25,221,800
Common Stocks - continued
	Shares	Value
Canada - continued
Goldcorp, Inc.	631,700	$ 16,091,643
Pan American Silver Corp.	987,200	10,474,192
Torex Gold Resources, Inc. (a)	6,274,500	6,980,693
TOTAL CANADA		58,768,328
Cayman Islands - 8.0%
21Vianet Group, Inc. ADR (a)(d)	1,126,534	20,277,612
58.com, Inc. ADR	34,100	822,492
Anta Sports Products Ltd.	15,883,000	22,780,725
Anton Oilfield Services Group	37,062,000	23,423,681
China Liansu Group Holdings Ltd.	26,820,000	17,158,158
Cimc Enric Holdings Ltd.	12,952,000	18,242,724
Ctrip.com International Ltd. sponsored ADR (a)(d)	447,500	24,276,875
Eurasia Drilling Co. Ltd. GDR (Reg. S)	959,339	40,628,007
GCL-Poly Energy Holdings Ltd. (a)	125,797,000	38,616,904
Greatview Aseptic Pack Co. Ltd.	39,890,000	25,108,113
Haitian International Holdings Ltd.	9,643,000	23,233,747
Hengan International Group Co. Ltd.	4,524,000	55,404,850
Hilong Holding Ltd.	17,893,000	11,908,665
Springland International Holdings Ltd.	30,696,000	16,826,777
Tencent Holdings Ltd.	2,720,600	148,504,826
Uni-President China Holdings Ltd.	29,156,000	29,144,718
Veripos (e)	2,887,148	14,258,599
Xueda Education Group sponsored ADR (d)	2,947,085	13,792,358
Yingde Gases Group Co. Ltd.	23,049,500	23,664,906
TOTAL CAYMAN ISLANDS		568,074,737
Chile - 1.5%
Banco Santander Chile	600,967,424	36,932,077
Embotelladora Andina SA ADR	231,600	5,998,440
Empresa Nacional de Electricidad SA	11,154,999	17,007,428
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,318,375	20,288,436
Inversiones La Construccion SA	787,936	11,828,655
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (d)	424,900	11,731,489
TOTAL CHILE		103,786,525
China - 6.8%
Anhui Conch Cement Co. Ltd. (H Shares)	7,732,000	26,976,732
BBMG Corp. (H Shares)	35,424,000	25,404,029
China Communications Construction Co. Ltd. (H Shares)	34,058,000	27,806,931
China Construction Bank Corp. (H Shares)	66,338,000	51,509,707
China Pacific Insurance Group Co. Ltd. (H Shares)	26,645,800	96,231,446
Common Stocks - continued
	Shares	Value
China - continued
China Suntien Green Energy Corp. Ltd. (H Shares)	25,039,400	$ 8,752,325
China Telecom Corp. Ltd. (H Shares)	94,195,782	49,203,675
Industrial & Commercial Bank of China Ltd. (H Shares)	184,169,000	128,987,188
Maanshan Iron & Steel Ltd. (H Shares) (a)	60,618,000	15,480,929
PICC Property & Casualty Co. Ltd. (H Shares)	18,658,500	28,590,607
Weichai Power Co. Ltd. (H Shares)	5,957,000	23,857,197
TOTAL CHINA		482,800,766
Cyprus - 0.4%
Globaltrans Investment PLC:
GDR (f)	324,900	4,938,480
GDR (Reg. S)	1,683,800	25,593,760
TOTAL CYPRUS		30,532,240
Czech Republic - 0.1%
Ceske Energeticke Zavody A/S	183,900	5,293,409
Denmark - 0.3%
Auriga Industries A/S Series B (a)	569,082	22,325,066
France - 0.3%
Technip SA	193,300	20,248,255
Hong Kong - 1.7%
AIA Group Ltd.	3,393,200	17,222,033
CNOOC Ltd.	2,482,000	5,048,317
CNOOC Ltd. sponsored ADR	74,600	15,092,326
Far East Horizon Ltd.	35,137,300	25,696,955
Lenovo Group Ltd.	44,060,000	47,168,580
Sinotruk Hong Kong Ltd.	24,050,000	12,594,222
TOTAL HONG KONG		122,822,433
India - 6.8%
Axis Bank Ltd.	3,173,431	62,964,983
Bajaj Auto Ltd.	642,685	22,213,014
Bharti Airtel Ltd.	4,369,003	26,026,565
Bharti Infratel Ltd.	8,331,875	22,288,550
Eicher Motors Ltd.	335,896	21,573,186
Grasim Industries Ltd.	475,050	22,330,113
Indiabulls Real Estate Ltd.	17,561,547	17,853,936
ITC Ltd.	11,456,046	62,277,286
JK Cement Ltd.	2,108,305	6,614,968
Larsen & Toubro Ltd.	2,041,084	32,250,479
Lupin Ltd.	1,458,981	21,662,661
Maruti Suzuki India Ltd.	1,257,885	33,398,537
Common Stocks - continued
	Shares	Value
India - continued
Mundra Port and SEZ Ltd.	11,204,955	$ 26,455,942
NHPC Ltd.	48,862,812	14,351,826
NTPC Ltd.	10,819,889	26,178,850
Petronet LNG Ltd.	8,210,397	16,554,294
Phoenix Mills Ltd. (a)	3,528,962	13,411,705
SREI Infrastructure Finance Ltd. (e)	44,360,128	14,720,963
Ultratech Cemco Ltd.	565,063	18,035,087
TOTAL INDIA		481,162,945
Indonesia - 1.6%
PT AKR Corporindo Tbk	25,804,000	11,102,128
PT Bakrieland Development Tbk (a)(e)	2,209,211,500	9,799,068
PT Bank Rakyat Indonesia Tbk	42,171,500	29,554,500
PT Bank Tabungan Negara Tbk	130,320,800	11,214,062
PT Kalbe Farma Tbk	167,209,500	19,283,319
PT Telkomunikasi Indonesia Tbk sponsored ADR	784,079	31,959,060
TOTAL INDONESIA		112,912,137
Isle of Man - 0.0%
IBS Group Holding Ltd. GDR (Reg. S)	129,698	3,503,459
Israel - 0.3%
NICE Systems Ltd. sponsored ADR	478,300	18,739,794
Kenya - 0.3%
Equity Bank Ltd.	58,735,900	24,430,281
Korea (South) - 17.1%
AMOREPACIFIC Group, Inc.	77,888	27,484,776
Daewoo International Corp.	1,789,060	65,997,351
Daou Technology, Inc. (e)	1,198,370	16,429,478
E-Mart Co. Ltd.	281,914	67,471,473
Hana Financial Group, Inc.	2,758,910	106,323,845
Hankook Shell Oil Co. Ltd.	28,265	14,008,917
Hyundai Heavy Industries Co. Ltd.	794	189,657
Hyundai Industrial Development & Construction Co.	1,237,970	27,529,096
Hyundai Mobis	117,954	33,287,359
KB Financial Group, Inc.	2,698,902	106,239,026
Korea Electric Power Corp. (a)	993,850	26,528,489
Korea Plant Service & Engineering Co. Ltd.	28,996	1,469,908
Korean Reinsurance Co.	2,814,080	31,553,914
KT&G Corp.	392,722	28,678,522
LG Chemical Ltd.	139,998	39,508,314
LG Corp.	525,613	31,052,994
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Lotte Chemical Corp.	85,719	$ 17,567,347
NHN Corp.	119,655	67,309,291
Oci Co. Ltd.	160,717	29,075,881
POSCO sponsored ADR	499,900	37,222,554
Samsung Electronics Co. Ltd.	243,576	336,234,246
Samsung Life Insurance Co. Ltd.	433,575	42,692,379
SK Hynix, Inc. (a)	882,870	26,578,928
SK Telecom Co. Ltd.	154,169	33,579,752
TOTAL KOREA (SOUTH)		1,214,013,497
Luxembourg - 0.4%
Subsea 7 SA	1,285,923	27,195,758
Malaysia - 0.4%
Petronas Dagangan Bhd	2,405,100	23,315,717
Tenaga Nasional Bhd	1,405,750	4,199,659
TOTAL MALAYSIA		27,515,376
Mexico - 5.1%
Alpek SA de CV	4,585,400	9,949,428
America Movil S.A.B. de CV Series L sponsored ADR	3,668,400	78,540,444
CEMEX SA de CV sponsored ADR	2,786,801	29,484,355
El Puerto de Liverpool S.A.B. de CV Class C	2,174,900	23,488,870
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	581,000	54,207,300
Gruma S.A.B. de CV Series B (a)	5,018,500	34,394,548
Grupo Comercial Chedraui S.A.B. de CV	7,604,700	23,780,625
Grupo Financiero Banorte S.A.B. de CV Series O	6,682,000	42,650,901
Grupo Televisa SA de CV (CPO) sponsored ADR	2,241,600	68,234,304
TOTAL MEXICO		364,730,775
Netherlands - 0.4%
Fugro NV (Certificaten Van Aandelen)	470,868	29,463,110
Nigeria - 1.6%
Guaranty Trust Bank PLC GDR (Reg. S)	5,642,735	44,013,333
Zenith Bank PLC	540,417,770	73,303,516
TOTAL NIGERIA		117,316,849
Norway - 1.1%
ElectroMagnetic GeoServices ASA (a)(d)	8,129,903	9,388,983
Spectrum ASA	1,382,152	8,010,053
TGS Nopec Geophysical Co. ASA	2,334,704	64,240,098
TOTAL NORWAY		81,639,134
Common Stocks - continued
	Shares	Value
Panama - 0.5%
Copa Holdings SA Class A	214,800	$ 32,121,192
Philippines - 1.4%
Alliance Global Group, Inc.	35,972,000	21,933,638
Metropolitan Bank & Trust Co.	13,953,882	28,737,602
Robinsons Land Corp.	93,332,450	49,025,722
TOTAL PHILIPPINES		99,696,962
Poland - 0.6%
Powszechny Zaklad Ubezpieczen SA	197,900	30,118,500
Telekomunikacja Polska SA	3,246,400	10,517,984
TOTAL POLAND		40,636,484
Portugal - 0.4%
BPI-SGPS SA (a)	4,406,446	6,999,937
Jeronimo Martins SGPS SA	1,279,500	23,643,852
TOTAL PORTUGAL		30,643,789
Russia - 6.8%
DIXY Group OJSC (a)	668,217	8,807,465
E.ON Russia JSC	626,973,500	48,678,724
Gazprom OAO sponsored ADR	5,510,496	51,412,928
LUKOIL Oil Co.	116,700	7,656,098
Magnit OJSC	190,182	51,177,153
Mobile TeleSystems OJSC	8,560,300	90,111,933
Norilsk Nickel OJSC ADR	1,644,400	24,896,216
RusHydro JSC sponsored ADR	3,231,928	5,442,567
Sberbank (Savings Bank of the Russian Federation)	44,073,600	141,274,090
Sistema JSFC	28,565,600	31,826,697
VTB Bank OJSC sponsored GDR (Reg. S)	8,961,400	24,903,731
TOTAL RUSSIA		486,187,602
Singapore - 1.4%
Ezion Holdings Ltd.	28,136,000	50,736,307
First Resources Ltd.	17,115,000	26,867,050
Super Group Ltd. Singapore	6,108,000	20,700,918
TOTAL SINGAPORE		98,304,275
South Africa - 5.0%
Aspen Pharmacare Holdings Ltd.	1,450,500	40,380,649
Barclays Africa Group Ltd.	1,783,433	27,534,731
Blue Label Telecoms Ltd.	5,586,339	5,253,148
Impala Platinum Holdings Ltd.	1,985,200	24,125,952
JSE Ltd.	1,754,820	15,347,847
Common Stocks - continued
	Shares	Value
South Africa - continued
Life Healthcare Group Holdings Ltd.	6,650,400	$ 27,161,390
MTN Group Ltd.	3,724,200	74,025,837
Naspers Ltd. Class N	1,156,800	108,204,229
Reunert Ltd.	2,369,700	16,641,898
Wilson Bayly Holmes-Ovcon Ltd.	953,000	16,707,107
TOTAL SOUTH AFRICA		355,382,788
Taiwan - 7.0%
Chipbond Technology Corp.	7,241,000	14,612,380
Chroma ATE, Inc.	4,229,012	8,993,924
Cleanaway Co. Ltd.	2,438,000	15,240,088
E.SUN Financial Holdings Co. Ltd.	41,794,700	27,900,997
ECLAT Textile Co. Ltd.	2,858,680	31,417,801
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,929,500	7,414,566
King Slide Works Co. Ltd.	620,000	5,476,474
MediaTek, Inc.	4,280,000	58,452,862
Taiwan Fertilizer Co. Ltd.	16,598,700	39,473,722
Taiwan Semiconductor Manufacturing Co. Ltd.	40,249,284	148,061,657
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,832,501	70,556,343
Tong Hsing Electronics Industries Ltd.	2,506,870	13,243,359
Unified-President Enterprises Corp.	14,493,866	27,574,537
Universal Cement Corp.	2,889,000	2,650,008
Yuanta Financial Holding Co. Ltd.	46,654,000	25,359,742
TOTAL TAIWAN		496,428,460
Thailand - 0.6%
Bangkok Bank PCL (For. Reg.)	6,286,600	41,607,698
Togo - 0.3%
Ecobank Transnational, Inc.	250,647,623	21,907,990
Turkey - 1.1%
Aygaz A/S	2,498,147	11,437,978
Tupras Turkiye Petrol Rafinelleri A/S	1,694,632	38,455,519
Turkiye Halk Bankasi A/S	3,730,000	30,176,331
TOTAL TURKEY		80,069,828
United Kingdom - 0.6%
John Wood Group PLC	2,106,010	27,419,425
Mondi PLC	732,100	13,076,679
TOTAL UNITED KINGDOM		40,496,104
United States of America - 1.1%
Cognizant Technology Solutions Corp. Class A (a)	249,500	21,689,035
Common Stocks - continued
	Shares	Value
United States of America - continued
InvenSense, Inc. (a)(d)	1,327,607	$ 22,423,282
Sohu.com, Inc. (a)	396,900	26,576,424
Universal Display Corp. (a)(d)	285,980	9,122,762
TOTAL UNITED STATES OF AMERICA		79,811,503
TOTAL COMMON STOCKS (Cost $5,736,338,962)		6,656,021,795
Nonconvertible Preferred Stocks - 4.3%

Brazil - 1.3%
Alpargatas Sa (PN)	2,978,100	20,605,549
Banco do Estado Rio Grande do Sul SA	2,620,900	18,894,534
Braskem SA (PN-A)	2,165,700	19,218,872
Companhia Paranaense de Energia-Copel (PN-B)	68,100	949,667
Lojas Americanas SA (PN)	4,095,088	30,308,258
TOTAL BRAZIL		89,976,880
Chile - 0.3%
Embotelladora Andina SA Class A	4,850,551	20,547,968
Korea (South) - 1.1%
Hyundai Motor Co. Series 2	395,199	44,685,530
Samsung Electronics Co. Ltd.	39,484	38,097,014
TOTAL KOREA (SOUTH)		82,782,544
Russia - 1.6%
Sberbank (Savings Bank of the Russian Federation)	29,789,500	76,938,155
Surgutneftegas	51,506,450	38,303,714
TOTAL RUSSIA		115,241,869
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $256,391,298)		308,549,261
Government Obligations - 0.1%
Principal Amount
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.04% 11/29/13 to 1/2/14 (g) (Cost $6,224,869)	$ 6,225,000	6,224,790
Money Market Funds - 2.0%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	100,646,973	$ 100,646,973
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	39,316,397	39,316,397
TOTAL MONEY MARKET FUNDS (Cost $139,963,370)		139,963,370
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $6,138,918,499)		7,110,759,216
NET OTHER ASSETS (LIABILITIES) - 0.0%		3,489,545
NET ASSETS - 100%		$ 7,114,248,761
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1,072 NYSE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2013	$ 54,881,040	$ (251,067)

The face value of futures purchased as a percentage of net assets is 0.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,938,480 or 0.1% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $624,979.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 223,122
Fidelity Securities Lending Cash Central Fund	437,947
Total	$ 661,069
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
China Suntien Green Energy Corp. Ltd. (H Shares)	$ 22,582,764	$ 9,803,676	$ 38,896,918	$ 213,988	$ -
Daou Technology, Inc.	-	18,156,393	-	-	16,429,478
GP Investments Ltd. Class A (depositary receipt)	15,128,168	9,082,415	-	-	-
Indiabulls Real Estate Ltd.	9,917,615	29,431,992	17,267,248	1,775,021	-
PT Bakrieland Development Tbk	7,766,273	6,674,507	560,929	-	9,799,068
SREI Infrastructure Finance Ltd.	17,681,250	5,424,425	850,671	352,379	14,720,963
Veripos	7,361,301	3,853,624	2,746,690	259,404	14,258,599
Total	$ 80,437,371	$ 82,427,032	$ 60,322,456	$ 2,600,792	$ 55,208,108
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 601,128,996	$ 601,128,996	$ -	$ -
Consumer Staples	602,742,601	602,742,601	-	-
Energy	727,412,685	722,364,368	5,048,317	-
Financials	1,844,608,493	1,738,369,467	106,239,026	-
Health Care	108,488,019	86,825,358	21,662,661	-
Industrials	520,176,916	520,176,916	-	-
Information Technology	1,166,473,065	1,018,411,408	148,061,657	-
Materials	715,183,705	692,853,592	22,330,113	-
Telecommunication Services	476,955,809	394,172,382	82,783,427	-
Utilities	201,400,767	174,872,278	26,528,489	-
Government Obligations	6,224,790	-	6,224,790	-
Money Market Funds	139,963,370	139,963,370	-	-
Total Investments in Securities:	$ 7,110,759,216	$ 6,691,880,736	$ 418,878,480	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (251,067)	$ (251,067)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (251,067)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $38,062,481) - See accompanying schedule: Unaffiliated issuers (cost $ 5,934,655,035)	$ 6,915,587,738
Fidelity Central Funds (cost $139,963,370)	139,963,370
Other affiliated issuers (cost $64,300,094)	55,208,108
Total Investments (cost $6,138,918,499)		$ 7,110,759,216
Foreign currency held at value (cost $1,940,212)		1,939,191
Receivable for investments sold		46,594,717
Receivable for fund shares sold		253,484,007
Dividends receivable		6,284,396
Distributions receivable from Fidelity Central Funds		68,841
Prepaid expenses		19,964
Other receivables		1,965,733
Total assets		7,421,116,065

Liabilities
Payable to custodian bank	$ 428,094
Payable for investments purchased	259,889,464
Payable for fund shares redeemed	357,562
Accrued management fee	4,521,738
Payable for daily variation margin for derivative instruments	235,740
Other affiliated payables	631,667
Other payables and accrued expenses	1,486,642
Collateral on securities loaned, at value	39,316,397
Total liabilities		306,867,304

Net Assets		$ 7,114,248,761
Net Assets consist of:
Paid in capital		$ 6,410,185,602
Undistributed net investment income		69,317,447
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(336,173,899)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		970,919,611
Net Assets		$ 7,114,248,761

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Series Emerging Markets: Net Asset Value, offering price and redemption price per share ($3,623,928,346 ÷ 206,367,481 shares)	$ 17.56

Class F: Net Asset Value, offering price and redemption price per share ($3,490,320,415 ÷ 198,121,207 shares)	$ 17.62

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends (including $2,600,792 earned from other affiliated issuers)		$ 155,567,513
Interest		3,926
Income from Fidelity Central Funds		661,069
Income before foreign taxes withheld		156,232,508
Less foreign taxes withheld		(17,084,418)
Total income		139,148,090

Expenses
Management fee	$ 49,113,107
Transfer agent fees	5,917,293
Accounting and security lending fees	1,625,992
Custodian fees and expenses	4,221,647
Independent trustees' compensation	34,701
Audit	112,025
Legal	15,340
Miscellaneous	55,118
Total expenses before reductions	61,095,223
Expense reductions	(1,668,425)	59,426,798
Net investment income (loss)		79,721,292
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,695,908)
Other affiliated issuers	6,096,969
Foreign currency transactions	(3,784,126)
Futures contracts	(4,623,626)
Total net realized gain (loss)		(8,006,691)
Change in net unrealized appreciation (depreciation) on: Investment securities	533,754,368
Assets and liabilities in foreign currencies	(222,772)
Futures contracts	(251,067)
Total change in net unrealized appreciation (depreciation)		533,280,529
Net gain (loss)		525,273,838
Net increase (decrease) in net assets resulting from operations		$ 604,995,130

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 79,721,292	$ 76,582,555
Net realized gain (loss)	(8,006,691)	(280,829,756)
Change in net unrealized appreciation (depreciation)	533,280,529	509,717,190
Net increase (decrease) in net assets resulting from operations	604,995,130	305,469,989
Distributions to shareholders from net investment income	(83,765,985)	(31,500,009)
Distributions to shareholders from net realized gain	(3,180,768)	(158,430,172)
Total distributions	(86,946,753)	(189,930,181)
Share transactions - net increase (decrease)	842,777,045	781,840,186
Total increase (decrease) in net assets	1,360,825,422	897,379,994

Net Assets
Beginning of period	5,753,423,339	4,856,043,345
End of period (including undistributed net investment income of $69,317,447 and undistributed net investment income of $73,362,140, respectively)	$ 7,114,248,761	$ 5,753,423,339

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Emerging Markets

Years ended October 31,	2013	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.25	$ 16.06	$ 18.85	$ 16.38	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.21	.18	.15	.15
Net realized and unrealized gain (loss)	1.34	.59	(2.19)	4.03	6.27
Total from investment operations	1.54	.80	(2.01)	4.18	6.42
Distributions from net investment income	(.22)	(.09)	(.10)	(.09)	(.04)
Distributions from net realized gain	(.01)	(.52)	(.68)	(1.62)	-
Total distributions	(.23)	(.61)	(.78)	(1.71)	(.04)
Net asset value, end of period	$ 17.56	$ 16.25	$ 16.06	$ 18.85	$ 16.38
Total Return B,C	9.59%	5.40%	(11.26)%	27.32%	64.35%
Ratios to Average Net Assets E,H
Expenses before reductions	1.09%	1.10%	1.12%	1.15%	1.21% A
Expenses net of fee waivers, if any	1.09%	1.10%	1.12%	1.15%	1.21% A
Expenses net of all reductions	1.06%	1.07%	1.07%	1.08%	1.09% A
Net investment income (loss)	1.22%	1.37%	1.00%	.89%	1.15% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,623,928	$ 3,182,644	$ 3,384,616	$ 2,425,249	$ 910,106
Portfolio turnover rate F	79%	80%	104%	92%	109% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 9, 2008 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2013	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.30	$ 16.11	$ 18.90	$ 16.40	$ 13.91
Income from Investment Operations
Net investment income (loss) D	.23	.25	.21	.19	.02
Net realized and unrealized gain (loss)	1.35	.58	(2.19)	4.03	2.47
Total from investment operations	1.58	.83	(1.98)	4.22	2.49
Distributions from net investment income	(.26)	(.12)	(.13)	(.10)	-
Distributions from net realized gain	(.01)	(.52)	(.68)	(1.62)	-
Total distributions	(.26) I	(.64)	(.81)	(1.72)	-
Net asset value, end of period	$ 17.62	$ 16.30	$ 16.11	$ 18.90	$ 16.40
Total Return B,C	9.84%	5.60%	(11.07)%	27.59%	17.90%
Ratios to Average Net Assets E,H
Expenses before reductions	.90%	.90%	.91%	.92%	.93% A
Expenses net of fee waivers, if any	.90%	.90%	.91%	.92%	.93% A
Expenses net of all reductions	.88%	.87%	.86%	.85%	.82% A
Net investment income (loss)	1.40%	1.57%	1.21%	1.13%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,490,320	$ 2,570,780	$ 1,471,427	$ 454,160	$ 8,025
Portfolio turnover rate F	79%	80%	104%	92%	109% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.26 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.009 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Fidelity Series International Growth Fund	22.72%	9.81%
Class F	22.88%	10.04%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Growth Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE ® Growth Index performed over the same period.

Annual Report

Fidelity Series International Growth Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Jed Weiss, Portfolio Manager of Fidelity® Series International Growth Fund: For the year, the fund's Series International Growth and Class F shares gained 22.72% and 22.88%, respectively, trailing the 26.07% advance of the MSCI® EAFE® Growth Index. Versus the index, picks in emerging markets detracted. Underweighting Europe and disappointing security selection there also hurt, even as Dutch semiconductor equipment company ASML Holding made an outsized contribution. Stock picking in Canada detracted, with out-of-index gold mining companies Goldcorp and Agnico Eagle Mines suffering from falling gold prices. I ultimately sold both. A moderate cash position curbed performance in an up market. Conversely, stock picking in Hong Kong was helpful, especially casino gaming companies Sands China and Wynn Macau, as was underweighting poor-performing Australia. Also contributing were the fund's out-of-benchmark holdings in companies headquartered in the U.S. but doing all or most of their business abroad. In strong-performing Japan, the impact was mixed, with a detrimental underweighting but favorable stock picking. The fund's biggest individual detractor was automaker Toyota Motor. Instead of owning this outperforming benchmark component, we held DENSO, a parts supplier whose largest customer is Toyota and which tempered the latter's negative relative impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Growth Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom 17.6%
Japan 16.6%
United States of America* 15.1%
Switzerland 12.3%
Sweden 5.3%
Belgium 4.8%
Germany 4.4%
Australia 3.3%
France 3.2%
Other 17.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
United Kingdom 18.0%
United States of America* 17.1%
Japan 12.9%
Switzerland 10.4%
Sweden 5.4%
Belgium 4.5%
France 3.9%
Australia 3.8%
Germany 3.1%
Other 20.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.7	97.5
Short-Term Investments and Net Other Assets (Liabilities)	2.3	2.5
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.3	5.0
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.4	3.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.3	2.5
DENSO Corp. (Japan, Auto Components)	2.9	2.2
UBS AG (NY Shares) (Switzerland, Capital Markets)	2.2	1.8
Linde AG (Germany, Chemicals)	2.1	2.3
Keyence Corp. (Japan, Electronic Equipment & Components)	2.0	1.3
Prudential PLC (United Kingdom, Insurance)	1.8	0.0
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	1.8	2.5
SABMiller PLC (United Kingdom, Beverages)	1.7	2.0
	25.5
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	19.7	24.1
Consumer Discretionary	17.0	16.1
Financials	15.2	11.2
Industrials	14.1	14.5
Health Care	12.1	11.2
Materials	7.6	10.6
Information Technology	7.5	6.7
Energy	2.9	3.1
Telecommunication Services	1.6	0.0

Annual Report

Fidelity Series International Growth Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 3.3%
Coca-Cola Amatil Ltd.	7,415,464	$ 90,412,563
CSL Ltd.	2,792,640	183,442,726
Sydney Airport unit	12,635,580	50,039,152
Transurban Group unit	6,493,913	43,577,825
TOTAL AUSTRALIA		367,472,266
Austria - 1.1%
Andritz AG	1,926,395	118,668,085
Bailiwick of Jersey - 0.4%
Informa PLC	5,522,821	49,545,354
Belgium - 4.8%
Anheuser-Busch InBev SA NV	3,637,481	377,074,867
KBC Groupe SA	1,593,072	86,844,190
Umicore SA	1,530,178	72,996,447
TOTAL BELGIUM		536,915,504
Bermuda - 0.4%
Lazard Ltd. Class A	1,182,948	45,720,940
Brazil - 0.1%
Arezzo Industria e Comercio SA	1,071,700	16,026,225
Cayman Islands - 2.6%
Sands China Ltd.	24,529,600	174,330,060
Wynn Macau Ltd.	30,693,600	117,778,227
TOTAL CAYMAN ISLANDS		292,108,287
Denmark - 1.8%
Novo Nordisk A/S Series B sponsored ADR	1,202,666	200,448,342
Finland - 1.0%
Nokian Tyres PLC (d)	2,096,036	106,066,428
France - 3.2%
Danone SA	1,648,705	122,268,466
Remy Cointreau SA	508,201	50,149,920
Safran SA	1,722,686	110,107,339
Sanofi SA	741,115	79,020,080
TOTAL FRANCE		361,545,805
Germany - 4.4%
Bayer AG	1,225,000	152,253,333
Deutsche Bank AG	926,900	44,796,304
Deutsche Bank AG (NY Shares)	23,900	1,154,848
Common Stocks - continued
	Shares	Value
Germany - continued
Linde AG	1,269,819	$ 241,287,341
Siemens AG sponsored ADR (d)	414,355	53,041,584
TOTAL GERMANY		492,533,410
India - 0.4%
Housing Development Finance Corp. Ltd.	2,822,777	39,166,810
Ireland - 1.6%
CRH PLC sponsored ADR (d)	3,528,105	86,368,010
James Hardie Industries PLC CDI	9,388,573	96,988,554
TOTAL IRELAND		183,356,564
Israel - 0.3%
Azrieli Group	1,019,186	32,775,808
Italy - 0.8%
Interpump Group SpA	2,890,349	32,179,845
Prada SpA	5,741,500	55,985,734
TOTAL ITALY		88,165,579
Japan - 16.6%
AEON Mall Co. Ltd.	1,916,100	54,419,095
Aozora Bank Ltd.	16,452,000	47,826,535
Autobacs Seven Co. Ltd.	2,080,800	30,339,061
DENSO Corp.	6,765,200	325,192,465
East Japan Railway Co.	350,000	30,404,744
Fanuc Corp.	572,900	91,897,574
Fast Retailing Co. Ltd.	334,000	112,428,375
Japan Tobacco, Inc.	3,187,200	115,324,636
Keyence Corp.	512,800	219,780,962
Kobayashi Pharmaceutical Co. Ltd.	210,500	11,786,113
Mitsui Fudosan Co. Ltd.	4,946,000	163,840,729
Nomura Holdings, Inc.	3,726,400	27,527,044
Seven Bank Ltd.	15,140,800	53,587,166
Shinsei Bank Ltd.	27,093,000	63,433,014
SHO-BOND Holdings Co. Ltd.	1,139,400	53,355,078
SoftBank Corp.	2,475,700	184,882,575
Unicharm Corp.	1,045,100	67,125,638
USS Co. Ltd.	9,800,100	143,517,530
Yamato Kogyo Co. Ltd.	1,702,700	63,109,215
TOTAL JAPAN		1,859,777,549
Common Stocks - continued
	Shares	Value
Mexico - 0.4%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	422,912	$ 39,457,690
Netherlands - 1.8%
ASML Holding NV	1,129,208	106,868,245
ING Groep NV (Certificaten Van Aandelen) (a)	7,019,504	89,201,937
TOTAL NETHERLANDS		196,070,182
Portugal - 0.8%
Jeronimo Martins SGPS SA	5,081,579	93,902,384
South Africa - 0.4%
Clicks Group Ltd.	7,827,484	48,771,921
Spain - 1.9%
Inditex SA (d)	1,088,716	178,862,703
Prosegur Compania de Seguridad SA (Reg.)	4,629,389	27,530,722
TOTAL SPAIN		206,393,425
Sweden - 5.3%
ASSA ABLOY AB (B Shares)	2,515,539	124,883,125
Atlas Copco AB (A Shares)	4,373,832	121,359,402
Fagerhult AB	262,531	8,062,232
H&M Hennes & Mauritz AB (B Shares)	3,456,925	149,372,150
Intrum Justitia AB	1,552,600	41,330,468
SKF AB (B Shares)	2,857,683	75,719,195
Svenska Handelsbanken AB (A Shares)	1,369,371	62,043,862
Swedish Match Co. AB	358,001	11,811,732
TOTAL SWEDEN		594,582,166
Switzerland - 12.3%
Credit Suisse Group	1,386,566	43,133,249
Nestle SA	6,722,494	485,256,239
Novartis AG	1,459,160	113,263,770
Roche Holding AG (participation certificate)	1,318,656	365,070,135
Schindler Holding AG:
(participation certificate)	443,924	62,966,902
(Reg.)	119,619	17,006,504
Swatch Group AG (Bearer)	73,850	47,247,396
UBS AG (NY Shares)	12,641,213	244,733,884
TOTAL SWITZERLAND		1,378,678,079
Turkey - 1.6%
Coca-Cola Icecek A/S	3,037,007	87,097,633
Common Stocks - continued
	Shares	Value
Turkey - continued
Tupras Turkiye Petrol Rafinelleri A/S	1,842,000	$ 41,799,674
Turkiye Garanti Bankasi A/S	13,322,357	53,656,481
TOTAL TURKEY		182,553,788
United Kingdom - 17.6%
Babcock International Group PLC	3,574,000	73,064,533
Barclays PLC sponsored ADR (d)	4,319,175	72,605,332
BG Group PLC	8,995,322	183,678,170
BHP Billiton PLC ADR (d)	1,434,890	88,446,620
GlaxoSmithKline PLC sponsored ADR	3,538,868	186,250,623
InterContinental Hotel Group PLC ADR	4,334,187	127,208,388
Johnson Matthey PLC	2,379,927	114,631,888
Prudential PLC	10,082,658	206,198,062
Reckitt Benckiser Group PLC	2,177,387	169,254,458
Rexam PLC	6,830,627	56,896,821
Rolls-Royce Group PLC	8,241,111	151,958,670
Rotork PLC	1,623,797	74,540,957
SABMiller PLC	3,702,483	193,175,703
Serco Group PLC	6,695,669	59,798,605
Shaftesbury PLC	2,830,400	26,957,284
Standard Chartered PLC (United Kingdom)	6,462,798	155,384,943
Unite Group PLC	4,544,900	28,857,679
TOTAL UNITED KINGDOM		1,968,908,736
United States of America - 12.8%
Autoliv, Inc.	1,288,427	114,966,341
Berkshire Hathaway, Inc. Class B (a)	365,650	42,079,002
BorgWarner, Inc.	1,109,607	114,433,770
Cummins, Inc.	503,327	63,932,596
FMC Technologies, Inc. (a)	963,545	48,707,200
Google, Inc. Class A (a)	53,697	55,339,054
KLA-Tencor Corp.	803,420	52,704,352
Martin Marietta Materials, Inc. (d)	589,400	57,814,246
MasterCard, Inc. Class A	216,141	154,994,711
Mead Johnson Nutrition Co. Class A	1,435,956	117,260,167
Mohawk Industries, Inc. (a)	429,215	56,836,650
National Oilwell Varco, Inc.	799,182	64,877,595
Philip Morris International, Inc.	861,592	76,785,079
PriceSmart, Inc.	443,975	50,519,915
ResMed, Inc. (d)	1,208,300	62,517,442
Solera Holdings, Inc.	847,399	47,640,772
SS&C Technologies Holdings, Inc. (a)	1,236,100	48,578,730
Common Stocks - continued
	Shares	Value
United States of America - continued
Union Pacific Corp.	325,900	$ 49,341,260
Visa, Inc. Class A	743,324	146,189,531
TOTAL UNITED STATES OF AMERICA		1,425,518,413
TOTAL COMMON STOCKS (Cost $8,102,697,902)		10,925,129,740
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC Series C (Cost $1,150,490)	708,735,546	1,136,387
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.09% (b)	197,076,167	197,076,167
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	254,383,626	254,383,626
TOTAL MONEY MARKET FUNDS (Cost $451,459,793)		451,459,793
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $8,555,308,185)		11,377,725,920
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(199,343,425)
NET ASSETS - 100%		$ 11,178,382,495
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 235,011
Fidelity Securities Lending Cash Central Fund	5,969,221
Total	$ 6,204,232
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,920,136,857	$ 1,308,659,426	$ 611,477,431	$ -
Consumer Staples	2,207,435,124	1,150,867,631	1,056,567,493	-
Energy	339,062,639	339,062,639	-	-
Financials	1,685,944,198	891,981,063	793,963,135	-
Health Care	1,342,266,451	1,149,982,601	192,283,850	-
Industrials	1,535,902,784	1,360,245,388	175,657,396	-
Information Technology	832,096,357	612,315,395	219,780,962	-
Materials	878,539,142	815,429,927	63,109,215	-
Telecommunication Services	184,882,575	-	184,882,575	-
Money Market Funds	451,459,793	451,459,793	-	-
Total Investments in Securities:	$ 11,377,725,920	$ 8,080,003,863	$ 3,297,722,057	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,313,273,171
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $244,524,112) - See accompanying schedule: Unaffiliated issuers (cost $8,103,848,392)	$ 10,926,266,127
Fidelity Central Funds (cost $451,459,793)	451,459,793
Total Investments (cost $8,555,308,185)		$ 11,377,725,920
Foreign currency held at value (cost $38)		38
Receivable for investments sold		49,772,903
Receivable for fund shares sold		63,338,426
Dividends receivable		25,592,531
Distributions receivable from Fidelity Central Funds		66,278
Prepaid expenses		34,250
Other receivables		278,484
Total assets		11,516,808,830

Liabilities
Payable for investments purchased	$ 74,876,123
Payable for fund shares redeemed	1,159,053
Accrued management fee	6,824,481
Other affiliated payables	950,557
Other payables and accrued expenses	232,495
Collateral on securities loaned, at value	254,383,626
Total liabilities		338,426,335

Net Assets		$ 11,178,382,495
Net Assets consist of:
Paid in capital		$ 8,237,076,483
Undistributed net investment income		94,753,598
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		23,946,006
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,822,606,408
Net Assets		$ 11,178,382,495

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Series International Growth: Net Asset Value, offering price and redemption price per share ($5,642,297,582 ÷ 404,567,672 shares)	$ 13.95

Class F: Net Asset Value, offering price and redemption price per share ($5,536,084,913 ÷ 395,745,829 shares)	$ 13.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 236,604,636
Interest		2,466
Income from Fidelity Central Funds		6,204,232
Income before foreign taxes withheld		242,811,334
Less foreign taxes withheld		(16,598,152)
Total income		226,213,182

Expenses
Management fee Basic fee	$ 69,798,789
Performance adjustment	11,443,152
Transfer agent fees	9,561,788
Accounting and security lending fees	1,819,975
Custodian fees and expenses	1,065,240
Independent trustees' compensation	56,151
Audit	73,534
Legal	23,410
Interest	1,909
Miscellaneous	87,923
Total expenses before reductions	93,931,871
Expense reductions	(1,296,863)	92,635,008
Net investment income (loss)		133,578,174
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	384,577,210
Foreign currency transactions	496,934
Futures contracts	(14,920,138)
Total net realized gain (loss)		370,154,006
Change in net unrealized appreciation (depreciation) on: Investment securities	1,529,307,020
Assets and liabilities in foreign currencies	629,742
Total change in net unrealized appreciation (depreciation)		1,529,936,762
Net gain (loss)		1,900,090,768
Net increase (decrease) in net assets resulting from operations		$ 2,033,668,942

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 133,578,174	$ 120,932,181
Net realized gain (loss)	370,154,006	(174,573,044)
Change in net unrealized appreciation (depreciation)	1,529,936,762	937,528,168
Net increase (decrease) in net assets resulting from operations	2,033,668,942	883,887,305
Distributions to shareholders from net investment income	(154,572,907)	(86,292,993)
Distributions to shareholders from net realized gain	-	(4,902,084)
Total distributions	(154,572,907)	(91,195,077)
Share transactions - net increase (decrease)	189,778,640	1,153,946,734
Total increase (decrease) in net assets	2,068,874,675	1,946,638,962

Net Assets
Beginning of period	9,109,507,820	7,162,868,858
End of period (including undistributed net investment income of $94,753,598 and undistributed net investment income of $115,582,243, respectively)	$ 11,178,382,495	$ 9,109,507,820

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Growth

Years ended October 31,	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 10.53	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.15	.16	.09
Net realized and unrealized gain (loss)	2.43	.99	(.46)	.80
Total from investment operations	2.59	1.14	(.30)	.89
Distributions from net investment income	(.19)	(.12)	(.05)	-
Distributions from net realized gain	-	(.01)	(.01)	-
Total distributions	(.19)	(.12) I	(.06)	-
Net asset value, end of period	$ 13.95	$ 11.55	$ 10.53	$ 10.89
Total Return B,C	22.72%	11.00%	(2.77)%	8.90%
Ratios to Average Net Assets E,H
Expenses before reductions	1.04%	1.05%	1.00%	1.01% A
Expenses net of fee waivers, if any	1.04%	1.05%	1.00%	1.01% A
Expenses net of all reductions	1.02%	1.04%	.98%	.99% A
Net investment income (loss)	1.26%	1.38%	1.40%	1.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,642,298	$ 5,045,151	$ 4,996,927	$ 3,944,123
Portfolio turnover rate F	41%	27%	23%	63% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.007 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.59	$ 10.57	$ 10.91	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18	.17	.18	.11
Net realized and unrealized gain (loss)	2.43	1.00	(.45)	.80
Total from investment operations	2.61	1.17	(.27)	.91
Distributions from net investment income	(.21)	(.14)	(.06)	-
Distributions from net realized gain	-	(.01)	(.01)	-
Total distributions	(.21)	(.15)	(.07)	-
Net asset value, end of period	$ 13.99	$ 11.59	$ 10.57	$ 10.91
Total Return B,C	22.88%	11.23%	(2.50)%	9.10%
Ratios to Average Net Assets E,H
Expenses before reductions	.85%	.85%	.79%	.78% A
Expenses net of fee waivers, if any	.85%	.85%	.79%	.78% A
Expenses net of all reductions	.84%	.84%	.77%	.75% A
Net investment income (loss)	1.44%	1.58%	1.62%	1.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,536,085	$ 4,064,357	$ 2,165,942	$ 744,325
Portfolio turnover rate F	41%	27%	23%	63% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Fidelity Series International Small Cap Fund	27.95%	13.32%
Class F	28.14%	13.54%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Small Cap Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Annual Report

Fidelity Series International Small Cap Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Jed Weiss, Portfolio Manager of Fidelity® Series International Small Cap Fund: For the year, the fund's Series International Small Cap and Class F shares gained 27.95% and 28.14%, respectively, trailing the 32.33% increase in the MSCI® EAFE® Small Cap Index. Europe was a big detractor, as poor stock picking in the region weighed on the fund's result. The fund also had a moderate cash position, which hurt performance in an up market. Further, stock picking in Canada was a negative, with out-of-index mining-related companies Eldorado Gold, Copper Mountain Mining and Agnico Eagle Mines hurting results. I ultimately sold all three stocks. Emerging markets, especially South African drug store chain Clicks Group - which was not in the benchmark - posed an additional challenge. On the positive side, the fund was significantly helped by a large underweighting in the Asia-Pacific ex Japan region, especially Australia, which included a large number of poor-performing mining companies that I chose to avoid. The fund's out-of-benchmark U.S. holdings also helped. The vast majority of these investments were in companies that do all or most of their business abroad but that happen to be based here. Of final note, stock picking in Japan proved very helpful in relative terms, with investment bank Nihon M&A Center producing an outsized contribution.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Small Cap Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan 24.6%
United Kingdom 19.5%
United States of America* 15.0%
Germany 5.1%
Italy 3.5%
Netherlands 3.4%
France 2.7%
Sweden 2.4%
Ireland 2.0%
Other 21.8%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Japan 23.7%
United Kingdom 18.4%
United States of America* 17.1%
Germany 4.0%
Turkey 3.6%
Netherlands 3.0%
Italy 2.7%
France 2.5%
Sweden 2.3%
Other 22.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.3	95.5
Short-Term Investments and Net Other Assets (Liabilities)	2.7	4.5
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.3	2.2
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	2.0	2.0
Intrum Justitia AB (Sweden, Commercial Services & Supplies)	1.7	1.4
Aalberts Industries NV (Netherlands, Machinery)	1.5	1.1
CTS Eventim AG (Germany, Media)	1.5	1.2
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.5	1.3
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.5	1.4
Azimut Holding SpA (Italy, Capital Markets)	1.4	1.1
Interpump Group SpA (Italy, Machinery)	1.4	1.2
Spectris PLC (United Kingdom, Electronic Equipment & Components)	1.3	1.0
	16.1
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	24.7	23.7
Financials	18.5	16.8
Consumer Discretionary	18.1	19.2
Consumer Staples	9.9	10.1
Materials	9.5	9.7
Information Technology	7.2	7.2
Health Care	6.1	5.3
Energy	3.3	3.5

Annual Report

Fidelity Series International Small Cap Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Australia - 1.3%
Imdex Ltd.	5,194,572	$ 3,534,948
Ramsay Health Care Ltd.	328,640	12,051,827
RCG Corp. Ltd.	1,202,175	840,814
Sydney Airport unit	3,267,686	12,940,620
TOTAL AUSTRALIA		29,368,209
Austria - 1.7%
Andritz AG	433,624	26,711,723
Zumtobel AG	662,319	11,838,806
TOTAL AUSTRIA		38,550,529
Bailiwick of Jersey - 1.3%
Informa PLC	3,261,447	29,258,516
Belgium - 2.0%
Gimv NV (d)	315,309	15,968,533
KBC Ancora (a)	525,381	17,112,932
Umicore SA	250,433	11,946,793
TOTAL BELGIUM		45,028,258
Bermuda - 0.4%
Lazard Ltd. Class A	255,101	9,859,654
Brazil - 0.3%
Arezzo Industria e Comercio SA	510,100	7,628,047
British Virgin Islands - 0.3%
Gem Diamonds Ltd. (a)	2,606,074	6,664,834
Canada - 1.6%
Painted Pony Petroleum Ltd. (a)(e)	25,000	164,245
Pason Systems, Inc.	977,200	20,309,715
ShawCor Ltd. Class A	227,900	9,580,259
TAG Oil Ltd. (a)(d)(f)	1,366,957	5,558,814
TOTAL CANADA		35,613,033
Denmark - 1.2%
Jyske Bank A/S (Reg.) (a)	254,219	14,350,942
Spar Nord Bank A/S (a)	1,595,300	14,230,137
TOTAL DENMARK		28,581,079
Finland - 1.4%
Nokian Tyres PLC	370,000	18,723,237
Tikkurila Oyj	553,100	14,336,047
TOTAL FINLAND		33,059,284
Common Stocks - continued
	Shares	Value
France - 2.7%
Laurent-Perrier Group SA	132,224	$ 12,353,262
Remy Cointreau SA	109,254	10,781,324
Saft Groupe SA	406,719	12,910,967
Vetoquinol SA	208,127	8,285,376
Virbac SA	88,700	17,842,064
TOTAL FRANCE		62,172,993
Germany - 4.5%
alstria office REIT-AG	788,729	10,000,034
Bilfinger Berger AG	206,235	22,896,873
CompuGROUP Holding AG	696,315	18,147,369
CTS Eventim AG	700,186	34,176,858
Fielmann AG	164,395	18,392,282
TOTAL GERMANY		103,613,416
Greece - 0.6%
Titan Cement Co. SA (Reg.) (a)	535,299	14,608,725
India - 0.6%
Jyothy Laboratories Ltd. (a)	4,369,647	13,139,290
Ireland - 2.0%
FBD Holdings PLC	842,600	18,190,238
James Hardie Industries PLC CDI	2,697,858	27,870,194
TOTAL IRELAND		46,060,432
Israel - 1.3%
Azrieli Group	403,779	12,985,052
Ituran Location & Control Ltd.	505,995	9,259,709
Strauss Group Ltd.	359,955	6,357,461
TOTAL ISRAEL		28,602,222
Italy - 3.5%
Azimut Holding SpA	1,295,164	32,901,702
Beni Stabili SpA SIIQ	22,780,464	15,650,669
Interpump Group SpA	2,941,066	32,744,506
TOTAL ITALY		81,296,877
Japan - 24.6%
Air Water, Inc.	446,000	6,375,246
Anicom Holdings, Inc. (a)(d)	125,000	1,481,295
Aozora Bank Ltd.	7,652,000	22,244,630
ARNEST ONE Corp. (d)	335,600	9,201,440
Artnature, Inc.	62,400	1,331,870
Common Stocks - continued
	Shares	Value
Japan - continued
Asahi Co. Ltd.	626,000	$ 10,611,416
Autobacs Seven Co. Ltd. (d)	1,170,300	17,063,535
Azbil Corp.	695,300	16,752,995
Coca-Cola Central Japan Co. Ltd.	517,500	9,165,257
Cosmos Pharmaceutical Corp.	109,800	13,377,000
Daikokutenbussan Co. Ltd.	567,100	17,017,503
FCC Co. Ltd.	1,050,400	23,996,302
GCA Savvian Group Corp.	693,400	7,643,825
Glory Ltd.	308,100	7,639,925
Goldcrest Co. Ltd.	959,410	25,667,927
Hajime Construction Co. Ltd. (d)	58,200	4,012,977
Harmonic Drive Systems, Inc.	285,600	6,148,424
Iwatsuka Confectionary Co. Ltd.	19,200	990,251
Kamigumi Co. Ltd.	992,000	8,628,777
Kobayashi Pharmaceutical Co. Ltd.	303,500	16,993,279
Kyoto Kimono Yuzen Co. Ltd.	378,600	3,978,602
Lasertec Corp. (a)(d)	829,400	8,568,474
Meiko Network Japan Co. Ltd.	514,400	5,938,325
Miraial Co. Ltd. (d)	301,300	4,887,353
Nabtesco Corp.	494,100	12,059,755
Nagaileben Co. Ltd.	774,000	12,772,713
Nihon M&A Center, Inc. (d)	373,100	28,775,555
Nihon Parkerizing Co. Ltd.	1,059,000	20,687,629
Nippon Seiki Co. Ltd.	843,000	13,744,200
Nippon Thompson Co. Ltd.	1,817,000	9,889,262
NS Tool Co. Ltd.	1,000	17,033
Obic Co. Ltd.	575,100	18,059,682
OSG Corp.	1,583,600	25,617,338
San-Ai Oil Co. Ltd.	138,000	595,998
Seven Bank Ltd.	7,100,900	25,131,902
SHO-BOND Holdings Co. Ltd. (d)	542,300	25,394,470
Shoei Co. Ltd.	502,500	4,721,067
Software Service, Inc.	25,000	939,959
Techno Medica Co. Ltd.	185,400	4,037,458
The Nippon Synthetic Chemical Industry Co. Ltd.	1,878,000	18,106,333
Tocalo Co. Ltd.	458,400	7,505,133
Tsutsumi Jewelry Co. Ltd.	258,100	6,288,758
USS Co. Ltd.	3,579,000	52,412,644
Workman Co. Ltd.	34,700	1,359,873
Yamato Kogyo Co. Ltd.	775,800	28,754,407
TOTAL JAPAN		566,587,797
Common Stocks - continued
	Shares	Value
Korea (South) - 0.9%
Coway Co. Ltd.	371,866	$ 21,233,859
Mexico - 0.4%
Consorcio ARA S.A.B. de CV (a)	21,856,627	8,543,471
Netherlands - 3.4%
Aalberts Industries NV	1,156,000	34,593,080
ASM International NV (depositary receipt)	354,000	11,689,080
Heijmans NV (Certificaten Van Aandelen) (d)(g)	1,237,505	16,464,500
VastNed Retail NV	352,538	16,300,714
TOTAL NETHERLANDS		79,047,374
Philippines - 0.5%
Jollibee Food Corp.	2,911,430	11,951,583
Portugal - 0.4%
Jeronimo Martins SGPS SA	490,900	9,071,330
South Africa - 1.7%
City Lodge Hotels Ltd.	248,156	3,264,498
Clicks Group Ltd.	3,802,193	23,690,915
Nampak Ltd.	3,805,070	12,584,069
TOTAL SOUTH AFRICA		39,539,482
Spain - 1.3%
Grifols SA	251,200	10,301,923
Prosegur Compania de Seguridad SA (Reg.)	3,282,186	19,518,980
TOTAL SPAIN		29,820,903
Sweden - 2.4%
Fagerhult AB	525,974	16,152,472
Intrum Justitia AB	1,464,303	38,979,987
TOTAL SWEDEN		55,132,459
Switzerland - 0.4%
Zehnder Group AG	194,093	9,144,736
Turkey - 1.8%
Albaraka Turk Katilim Bankasi A/S (a)	16,981,671	15,142,079
Coca-Cola Icecek A/S	926,910	26,582,641
TOTAL TURKEY		41,724,720
United Kingdom - 19.5%
Babcock International Group PLC	948,800	19,396,651
Bellway PLC	1,056,800	25,484,876
Berendsen PLC	1,072,609	16,690,865
Britvic PLC	1,925,612	19,297,039
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Dechra Pharmaceuticals PLC	1,628,170	$ 18,013,194
Derwent London PLC	336,590	13,513,798
Elementis PLC	4,914,382	20,416,355
Fenner PLC	1,419,285	9,102,726
Great Portland Estates PLC	2,684,300	24,661,958
H&T Group PLC	1,288,592	3,409,112
Hilton Food Group PLC	607,000	4,165,569
InterContinental Hotel Group PLC ADR	507,293	14,889,050
Johnson Matthey PLC	347,290	16,727,617
Meggitt PLC	2,621,434	24,063,362
Persimmon PLC	802,200	16,271,031
Rotork PLC	613,400	28,158,337
Serco Group PLC	2,527,232	22,570,552
Shaftesbury PLC	2,279,155	21,707,119
Spectris PLC	804,416	29,820,190
Spirax-Sarco Engineering PLC	720,000	33,686,793
Ted Baker PLC	393,949	10,782,399
Ultra Electronics Holdings PLC	759,510	23,552,220
Unite Group PLC	5,364,825	34,063,763
TOTAL UNITED KINGDOM		450,444,576
United States of America - 12.3%
ANSYS, Inc. (a)	74,815	6,542,572
Autoliv, Inc.	232,800	20,772,744
BPZ Energy, Inc. (a)(d)	2,192,211	4,406,344
Broadridge Financial Solutions, Inc.	261,895	9,208,228
Dril-Quip, Inc. (a)	159,705	18,752,561
Evercore Partners, Inc. Class A	337,200	17,018,484
Greenhill & Co., Inc.	221,505	11,363,207
Kansas City Southern	77,169	9,377,577
Kennedy-Wilson Holdings, Inc.	711,888	14,266,236
Martin Marietta Materials, Inc. (d)	162,280	15,918,045
Mohawk Industries, Inc. (a)	161,862	21,433,766
Oceaneering International, Inc.	178,867	15,361,098
PriceSmart, Inc.	408,289	46,459,205
ResMed, Inc. (d)	434,600	22,486,204
Common Stocks - continued
	Shares	Value
United States of America - continued
Solera Holdings, Inc.	432,172	$ 24,296,710
SS&C Technologies Holdings, Inc. (a)	680,888	26,758,898
TOTAL UNITED STATES OF AMERICA		284,421,879
TOTAL COMMON STOCKS (Cost $1,572,715,226)		2,219,769,567
Nonconvertible Preferred Stocks - 1.0%

Brazil - 0.4%
Banco ABC Brasil SA	1,046,879	6,444,273
Banco Pine SA	566,764	2,669,119
TOTAL BRAZIL		9,113,392
Germany - 0.6%
Sartorius AG (non-vtg.)	132,821	14,012,240
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $23,448,501)		23,125,632
Money Market Funds - 4.9%

Fidelity Cash Central Fund, 0.09% (b)	68,690,571	68,690,571
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	43,450,278	43,450,278
TOTAL MONEY MARKET FUNDS (Cost $112,140,849)		112,140,849
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $1,708,304,576)		2,355,036,048
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(49,846,977)
NET ASSETS - 100%		$ 2,305,189,071
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $164,245 or 0.0% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 110,640
Fidelity Securities Lending Cash Central Fund	1,028,689
Total	$ 1,139,329
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boyner Buyuk Magazacilik A/S	$ 13,040,346	$ 333,602	$ 20,318,501	$ -	$ -
Heijmans NV (Certificaten Van Aandelen)	4,502,302	7,067,324	-	248,724	16,464,500
Total	$ 17,542,648	$ 7,400,926	$ 20,318,501	$ 248,724	$ 16,464,500
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 416,976,170	$ 263,647,031	$ 140,114,722	$ 13,214,417
Consumer Staples	230,773,196	171,898,036	58,875,160	-
Energy	74,729,034	74,133,036	595,998	-
Financials	423,979,334	341,809,755	82,169,579	-
Health Care	138,890,327	121,140,197	17,750,130	-
Industrials	573,172,005	441,496,333	131,675,672	-
Information Technology	165,843,891	117,575,387	48,268,504	-
Materials	218,531,242	144,607,627	73,923,615	-
Money Market Funds	112,140,849	112,140,849	-	-
Total Investments in Securities:	$ 2,355,036,048	$ 1,788,448,251	$ 553,373,380	$ 13,214,417

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 357,740,981
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $42,049,036) - See accompanying schedule: Unaffiliated issuers (cost $1,584,386,456)	$ 2,226,430,699
Fidelity Central Funds (cost $112,140,849)	112,140,849
Other affiliated issuers (cost $11,777,271)	16,464,500
Total Investments (cost $1,708,304,576)		$ 2,355,036,048
Foreign currency held at value (cost $27)		27
Receivable for investments sold		6,010,671
Receivable for fund shares sold		1,032,993
Dividends receivable		4,884,298
Distributions receivable from Fidelity Central Funds		37,836
Prepaid expenses		7,148
Other receivables		24,562
Total assets		2,367,033,583

Liabilities
Payable for investments purchased Regular delivery	$ 15,375,723
Delayed delivery	498,384
Payable for fund shares redeemed	413,159
Accrued management fee	1,761,753
Other affiliated payables	247,823
Other payables and accrued expenses	97,392
Collateral on securities loaned, at value	43,450,278
Total liabilities		61,844,512

Net Assets		$ 2,305,189,071
Net Assets consist of:
Paid in capital		$ 1,578,088,565
Undistributed net investment income		22,673,543
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		57,709,897
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		646,717,066
Net Assets		$ 2,305,189,071

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Series International Small Cap: Net Asset Value, offering price and redemption price per share ($1,163,381,488 ÷ 73,861,999 shares)	$ 15.75

Class F: Net Asset Value, offering price and redemption price per share ($1,141,807,583 ÷ 72,290,078 shares)	$ 15.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends (including $248,724 earned from other affiliated issuers)		$ 48,702,831
Interest		177
Income from Fidelity Central Funds		1,139,329
Income before foreign taxes withheld		49,842,337
Less foreign taxes withheld		(3,580,355)
Total income		46,261,982

Expenses
Management fee Basic fee	$ 17,375,043
Performance adjustment	2,513,299
Transfer agent fees	1,964,643
Accounting and security lending fees	910,377
Custodian fees and expenses	325,589
Independent trustees' compensation	11,490
Audit	65,880
Legal	4,767
Miscellaneous	17,627
Total expenses before reductions	23,188,715
Expense reductions	(148,842)	23,039,873
Net investment income (loss)		23,222,109
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	83,785,293
Other affiliated issuers	10,001,843
Foreign currency transactions	(747,708)
Total net realized gain (loss)		93,039,428
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $960,122)	390,641,645
Assets and liabilities in foreign currencies	82,449
Total change in net unrealized appreciation (depreciation)		390,724,094
Net gain (loss)		483,763,522
Net increase (decrease) in net assets resulting from operations		$ 506,985,631

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,222,109	$ 22,876,168
Net realized gain (loss)	93,039,428	(16,909,242)
Change in net unrealized appreciation (depreciation)	390,724,094	197,365,351
Net increase (decrease) in net assets resulting from operations	506,985,631	203,332,277
Distributions to shareholders from net investment income	(20,487,378)	(16,161,385)
Distributions to shareholders from net realized gain	(1,498,848)	(1,284,494)
Total distributions	(21,986,226)	(17,445,879)
Share transactions - net increase (decrease)	(56,862,699)	103,425,618
Total increase (decrease) in net assets	428,136,706	289,312,016

Net Assets
Beginning of period	1,877,052,365	1,587,740,349
End of period (including undistributed net investment income of $22,673,543 and undistributed net investment income of $19,938,812, respectively)	$ 2,305,189,071	$ 1,877,052,365

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Small Cap

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.44	$ 11.22	$ 11.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.15	.15	.17 G	.06
Net realized and unrealized gain (loss)	3.29	1.19	(.19)	1.34
Total from investment operations	3.44	1.34	(.02)	1.40
Distributions from net investment income	(.12)	(.11)	(.09)	-
Distributions from net realized gain	(.01)	(.01)	(.07)	-
Total distributions	(.13)	(.12)	(.16)	-
Net asset value, end of period	$ 15.75	$ 12.44	$ 11.22	$ 11.40
Total Return B,C	27.95%	12.07%	(.23)%	14.00%
Ratios to Average Net Assets E,I
Expenses before reductions	1.23%	1.22%	1.14%	1.21% A
Expenses net of fee waivers, if any	1.23%	1.22%	1.14%	1.21% A
Expenses net of all reductions	1.22%	1.22%	1.13%	1.18% A
Net investment income (loss)	1.05%	1.27%	1.47% G	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,163,381	$ 1,040,585	$ 1,107,242	$ 701,814
Portfolio turnover rate F	29%	25%	22%	21% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.48	$ 11.26	$ 11.43	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.17	.20 G	.09
Net realized and unrealized gain (loss)	3.30	1.19	(.20)	1.34
Total from investment operations	3.47	1.36	-	1.43
Distributions from net investment income	(.15)	(.13)	(.10)	-
Distributions from net realized gain	(.01)	(.01)	(.07)	-
Total distributions	(.16)	(.14)	(.17)	-
Net asset value, end of period	$ 15.79	$ 12.48	$ 11.26	$ 11.43
Total Return B,C	28.14%	12.25%	(.03)%	14.30%
Ratios to Average Net Assets E,I
Expenses before reductions	1.04%	1.02%	.93%	.98% A
Expenses net of fee waivers, if any	1.04%	1.02%	.93%	.98% A
Expenses net of all reductions	1.03%	1.01%	.92%	.94% A
Net investment income (loss)	1.24%	1.47%	1.68% G	.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,141,808	$ 836,468	$ 480,498	$ 130,513
Portfolio turnover rate F	29%	25%	22%	21% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.21%.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Fidelity Series International Value Fund	25.78%	4.86%
Class F	26.05%	5.09%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Value Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Annual Report

Fidelity Series International Value Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Alex Zavratsky, Portfolio Manager of Fidelity® Series International Value Fund: For the year, the fund's Series International Value and Class F shares rose 25.78% and 26.05%, respectively, trailing the 27.95% gain of the benchmark MSCI® EAFE® Value Index. The fund performed relatively well through the first half of the reporting period when investors generally gravitated towards the high-quality, steady compounders I seek. However, performance took a turn during the second half - specifically in the third quarter - when investors became more bullish on the European recovery. Versus the index, it hurt to largely avoid Germany-based Daimler - the world's third-largest luxury automobile manufacturer. Daimler's stock rose 85% during the past year amid an improving economic environment in Europe. Daimler was not held at period end. By contrast, a non-index investment in Japan-based SoftBank was a winner. The Internet and telecom-services provider saw significant growth during the period. In June, SoftBank completed its protracted takeover of telecom giant Sprint, the U.S.'s third-largest mobile carrier, and sported two consecutive quarters of better-than-expected financial results in the second half of the period. Additionally, the firm stands to benefit from the planned initial public offering of Alibaba, China's - and the world's - biggest Internet retailer, which is about 37% owned by SoftBank.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Value Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom 24.8%
Japan 18.9%
France 15.6%
Germany 9.0%
Australia 6.8%
Switzerland 5.7%
Netherlands 3.2%
Spain 3.1%
United States of America* 2.8%
Other 10.1%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
United Kingdom 26.8%
Japan 19.4%
Germany 9.0%
Switzerland 8.7%
Australia 8.4%
France 7.9%
Singapore 3.3%
Spain 2.8%
Netherlands 2.4%
Other* 11.3%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	98.6
Short-Term Investments and Net Other Assets (Liabilities)	2.0	1.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	3.7	3.7
Total SA (France, Oil, Gas & Consumable Fuels)	3.6	0.0
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	3.4	3.2
Sanofi SA (France, Pharmaceuticals)	3.4	3.7
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	4.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	2.3	2.4
Westpac Banking Corp. (Australia, Commercial Banks)	2.2	2.7
Sumitomo Mitsui Financial Group, Inc. (Japan, Commercial Banks)	2.2	2.5
BASF AG (Germany, Chemicals)	1.9	0.5
BNP Paribas SA (France, Commercial Banks)	1.9	1.7
	27.3
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.5	35.1
Health Care	10.7	12.4
Consumer Discretionary	10.1	8.7
Telecommunication Services	10.1	8.7
Industrials	9.2	6.2
Materials	7.1	6.0
Energy	7.0	7.7
Consumer Staples	6.4	6.1
Information Technology	3.3	2.3
Utilities	2.6	5.4

Annual Report

Fidelity Series International Value Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Australia - 6.8%
Ansell Ltd.	2,739,980	$ 50,473,100
Australia & New Zealand Banking Group Ltd.	8,036,752	257,046,479
Telstra Corp. Ltd.	18,817,636	92,128,831
Transurban Group unit	8,142,809	54,642,849
Westfield Group unit	5,624,180	57,515,806
Westpac Banking Corp.	7,830,637	253,784,629
TOTAL AUSTRALIA		765,591,694
Bailiwick of Guernsey - 0.1%
Resolution Ltd.	2,464,700	14,124,091
Bailiwick of Jersey - 1.0%
Informa PLC	6,054,620	54,316,135
Wolseley PLC	1,072,045	57,772,799
TOTAL BAILIWICK OF JERSEY		112,088,934
Belgium - 1.2%
Anheuser-Busch InBev SA NV	429,700	44,544,307
KBC Groupe SA	939,574	51,219,620
UCB SA	668,034	43,918,062
TOTAL BELGIUM		139,681,989
Bermuda - 0.4%
Hongkong Land Holdings Ltd.	7,450,000	45,892,000
Denmark - 0.6%
A.P. Moller - Maersk A/S Series B	7,232	69,973,295
Finland - 1.4%
Nokia Corp. (a)	6,512,851	49,502,804
Sampo Oyj (A Shares)	2,312,667	109,555,424
TOTAL FINLAND		159,058,228
France - 15.6%
Arkema SA	627,223	71,211,798
Atos Origin SA (d)	888,119	75,823,444
BNP Paribas SA	2,913,736	215,767,061
Cap Gemini SA	954,505	62,790,191
Carrefour SA	2,316,919	84,873,597
GDF Suez	4,565,424	113,684,240
Havas SA	6,075,942	50,619,609
Kering SA	266,245	60,496,046
Renault SA	932,959	81,716,435
Sanofi SA	3,560,539	379,636,190
Schneider Electric SA	406,624	34,257,416
Common Stocks - continued
	Shares	Value
France - continued
Total SA	6,677,185	$ 409,665,201
Vivendi SA	4,728,010	120,011,722
TOTAL FRANCE		1,760,552,950
Germany - 7.5%
Allianz SE	968,496	162,925,458
BASF AG	2,099,608	218,452,419
Bayer AG	1,060,546	131,813,603
Deutsche Post AG	3,034,602	102,696,755
Fresenius SE & Co. KGaA	479,700	62,350,163
HeidelbergCement Finance AG	791,038	62,358,289
Siemens AG	890,084	113,745,890
TOTAL GERMANY		854,342,577
Hong Kong - 0.9%
Hysan Development Co. Ltd.	12,103,000	56,588,901
Wing Hang Bank Ltd.	3,309,369	47,081,568
TOTAL HONG KONG		103,670,469
Italy - 0.2%
Unione di Banche Italiane ScpA	3,861,763	26,740,875
Japan - 18.9%
AEON Financial Service Co. Ltd. (d)	760,900	23,367,434
AEON Mall Co. Ltd.	1,144,700	32,510,588
Air Water, Inc.	2,272,500	32,483,739
Astellas Pharma, Inc.	1,006,700	56,119,883
Daikin Industries Ltd.	799,000	45,969,182
DENSO Corp.	881,200	42,357,890
Dentsu, Inc.	1,213,300	45,841,142
East Japan Railway Co.	558,500	48,517,284
Hoya Corp.	3,081,600	73,894,824
Isuzu Motors Ltd.	7,078,000	44,078,833
Itochu Corp.	5,680,000	68,297,158
Japan Exchange Group, Inc.	1,349,600	31,375,700
Japan Tobacco, Inc.	2,501,700	90,520,721
JFE Holdings, Inc.	2,268,600	51,575,914
JTEKT Corp.	3,531,600	45,339,652
Kansai Electric Power Co., Inc. (a)	3,503,100	44,338,811
KDDI Corp.	1,865,100	101,007,270
Leopalace21 Corp. (a)	2,705,100	18,780,180
Mitsubishi Electric Corp.	5,395,000	59,301,657
Common Stocks - continued
	Shares	Value
Japan - continued
MS&AD Insurance Group Holdings, Inc.	2,492,300	$ 64,444,286
Nippon Telegraph & Telephone Corp.	1,606,400	83,501,208
Omron Corp.	1,256,400	47,945,762
ORIX Corp.	5,892,300	102,061,041
Santen Pharmaceutical Co. Ltd.	1,080,000	54,826,988
Seven & i Holdings Co., Ltd.	2,102,500	77,810,658
Seven Bank Ltd.	9,707,000	34,355,557
Shinsei Bank Ltd.	20,324,000	47,584,711
SoftBank Corp.	853,200	63,716,045
Sumitomo Corp.	4,698,900	61,148,224
Sumitomo Mitsui Financial Group, Inc.	5,147,100	248,789,677
Sumitomo Mitsui Trust Holdings, Inc.	16,471,000	81,351,729
Tokyo Tatemono Co. Ltd.	4,053,000	38,049,591
Toyota Motor Corp.	1,957,200	126,901,305
USS Co. Ltd.	3,078,200	45,078,689
TOTAL JAPAN		2,133,243,333
Netherlands - 3.2%
AEGON NV	4,444,601	35,365,172
ING Groep NV (Certificaten Van Aandelen) (a)	6,040,034	76,755,100
Koninklijke Philips Electronics NV	3,432,226	121,297,386
Royal DSM NV	965,258	73,117,205
Unilever NV (Certificaten Van Aandelen) (Bearer)	1,374,269	54,483,552
TOTAL NETHERLANDS		361,018,415
Norway - 1.1%
Telenor ASA	4,966,853	119,310,266
Singapore - 1.7%
Singapore Telecommunications Ltd.	34,892,000	106,175,946
United Overseas Bank Ltd.	5,190,491	87,079,241
TOTAL SINGAPORE		193,255,187
Spain - 3.1%
Amadeus IT Holding SA Class A	1,470,974	54,623,829
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	14,753,805	172,324,442
International Consolidated Airlines Group SA CDI (a)	7,477,700	41,712,320
Repsol YPF SA	2,970,337	79,772,247
TOTAL SPAIN		348,432,838
Common Stocks - continued
	Shares	Value
Sweden - 1.5%
Svenska Cellulosa AB (SCA) (B Shares)	2,085,412	$ 59,214,946
Svenska Handelsbanken AB (A Shares)	2,374,763	107,596,456
TOTAL SWEDEN		166,811,402
Switzerland - 5.7%
Novartis AG	2,776,021	215,481,924
Roche Holding AG (participation certificate)	321,765	89,080,694
Swiss Re Ltd.	1,484,050	130,356,296
Syngenta AG (Switzerland)	192,799	77,816,895
UBS AG (NY Shares)	6,753,271	130,743,327
TOTAL SWITZERLAND		643,479,136
United Kingdom - 24.8%
Barclays PLC	41,411,364	174,236,903
BHP Billiton PLC	6,040,433	186,398,690
British American Tobacco PLC (United Kingdom)	1,378,300	76,043,960
BT Group PLC	10,912,595	66,028,115
Bunzl PLC	3,347,718	73,913,657
Compass Group PLC	5,760,900	82,856,133
GlaxoSmithKline PLC sponsored ADR	1,077,710	56,719,877
HSBC Holdings PLC sponsored ADR (d)	7,634,501	420,202,930
Imperial Tobacco Group PLC	3,165,610	118,213,963
ITV PLC	26,568,285	81,322,614
Kingfisher PLC	13,051,905	79,001,028
Legal & General Group PLC	35,389,646	122,736,750
National Grid PLC	10,993,151	138,148,288
Next PLC	690,200	60,258,001
Prudential PLC	5,154,955	105,422,770
Reed Elsevier PLC	6,389,091	89,534,907
Rolls-Royce Group PLC	2,391,900	44,104,483
Royal Dutch Shell PLC Class A sponsored ADR	4,506,501	300,403,357
Taylor Wimpey PLC	23,224,385	41,036,253
Tesco PLC	18,676,189	109,061,152
Vodafone Group PLC sponsored ADR	10,366,472	381,693,499
TOTAL UNITED KINGDOM		2,807,337,330
Common Stocks - continued
	Shares	Value
United States of America - 0.8%
AbbVie, Inc.	1,316,660	$ 63,792,177
Cabot Corp.	654,155	30,490,165
TOTAL UNITED STATES OF AMERICA		94,282,342
TOTAL COMMON STOCKS (Cost $9,132,988,926)		10,918,887,351
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Volkswagen AG (Cost $134,683,127)	657,440	167,102,051
Money Market Funds - 4.7%

Fidelity Cash Central Fund, 0.09% (b)	301,766,952	301,766,952
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	226,982,734	226,982,734
TOTAL MONEY MARKET FUNDS (Cost $528,749,686)		528,749,686
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $9,796,421,739)		11,614,739,088
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(303,165,765)
NET ASSETS - 100%		$ 11,311,573,323
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 135,726
Fidelity Securities Lending Cash Central Fund	10,120,143
Total	$ 10,255,869
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,152,517,071	$ 848,259,212	$ 304,257,859	$ -
Consumer Staples	714,766,856	371,363,658	343,403,198	-
Energy	789,840,805	380,175,604	409,665,201	-
Financials	3,583,731,793	2,469,281,354	1,114,450,439	-
Health Care	1,204,212,661	498,147,676	706,064,985	-
Industrials	1,042,690,007	479,073,574	563,616,433	-
Information Technology	364,580,854	193,237,464	171,343,390	-
Materials	803,905,114	455,629,876	348,275,238	-
Telecommunication Services	1,133,572,902	819,320,264	314,252,638	-
Utilities	296,171,339	113,684,240	182,487,099	-
Money Market Funds	528,749,686	528,749,686	-	-
Total Investments in Securities:	$ 11,614,739,088	$ 7,156,922,608	$ 4,457,816,480	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 765,164,398
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $221,537,181) - See accompanying schedule: Unaffiliated issuers (cost $9,267,672,053)	$ 11,085,989,402
Fidelity Central Funds (cost $528,749,686)	528,749,686
Total Investments (cost $9,796,421,739)		$ 11,614,739,088
Cash		998,350
Foreign currency held at value (cost $30)		30
Receivable for investments sold		51,949,260
Receivable for fund shares sold		63,338,426
Dividends receivable		37,092,079
Distributions receivable from Fidelity Central Funds		49,427
Prepaid expenses		34,920
Other receivables		574,900
Total assets		11,768,776,480

Liabilities
Payable for investments purchased	$ 222,241,821
Payable for fund shares redeemed	1,159,053
Accrued management fee	5,653,060
Other affiliated payables	954,331
Other payables and accrued expenses	212,158
Collateral on securities loaned, at value	226,982,734
Total liabilities		457,203,157

Net Assets		$ 11,311,573,323
Net Assets consist of:
Paid in capital		$ 9,327,349,081
Undistributed net investment income		245,251,345
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(79,359,473)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,818,332,370
Net Assets		$ 11,311,573,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Series International Value: Net Asset Value, offering price and redemption price per share ($5,710,397,209 ÷ 512,560,043 shares)	$ 11.14

Class F: Net Asset Value, offering price and redemption price per share ($5,601,176,114 ÷ 501,190,195 shares)	$ 11.18

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 355,489,975
Interest		2,014
Income from Fidelity Central Funds		10,255,869
Income before foreign taxes withheld		365,747,858
Less foreign taxes withheld		(22,257,054)
Total income		343,490,804

Expenses
Management fee Basic fee	$ 70,433,562
Performance adjustment	(3,937,564)
Transfer agent fees	9,645,681
Accounting and security lending fees	1,819,849
Custodian fees and expenses	984,114
Independent trustees' compensation	56,634
Audit	74,807
Legal	23,533
Interest	2,304
Miscellaneous	87,127
Total expenses before reductions	79,190,047
Expense reductions	(2,630,141)	76,559,906
Net investment income (loss)		266,930,898
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	868,090,560
Foreign currency transactions	(4,289,247)
Total net realized gain (loss)		863,801,313
Change in net unrealized appreciation (depreciation) on: Investment securities	1,177,646,283
Assets and liabilities in foreign currencies	581,195
Total change in net unrealized appreciation (depreciation)		1,178,227,478
Net gain (loss)		2,042,028,791
Net increase (decrease) in net assets resulting from operations		$ 2,308,959,689

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 266,930,898	$ 273,702,376
Net realized gain (loss)	863,801,313	88,283,539
Change in net unrealized appreciation (depreciation)	1,178,227,478	445,133,181
Net increase (decrease) in net assets resulting from operations	2,308,959,689	807,119,096
Distributions to shareholders from net investment income	(264,134,724)	(180,442,293)
Distributions to shareholders from net realized gain	(56,993,210)	-
Total distributions	(321,127,934)	(180,442,293)
Share transactions - net increase (decrease)	101,473,805	2,136,137,238
Total increase (decrease) in net assets	2,089,305,560	2,762,814,041

Net Assets
Beginning of period	9,222,267,763	6,459,453,722
End of period (including undistributed net investment income of $245,251,345 and undistributed net investment income of $242,455,171, respectively)	$ 11,311,573,323	$ 9,222,267,763

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Value

Years ended October 31,	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.16	$ 8.59	$ 9.91	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.26	.29	.30	.18
Net realized and unrealized gain (loss)	2.03	.50	(1.45)	(.27)
Total from investment operations	2.29	.79	(1.15)	(.09)
Distributions from net investment income	(.26)	(.22)	(.13)	-
Distributions from net realized gain	(.06)	-	(.04)	-
Total distributions	(.31) I	(.22)	(.17)	-
Net asset value, end of period	$ 11.14	$ 9.16	$ 8.59	$ 9.91
Total Return B, C	25.78%	9.56%	(11.84)%	(.90)%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.90%	.95%	1.01% A
Expenses net of fee waivers, if any	.88%	.90%	.95%	1.01% A
Expenses net of all reductions	.85%	.87%	.93%	.99% A
Net investment income (loss)	2.58%	3.35%	3.05%	2.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,710,397	$ 5,107,633	$ 4,503,487	$ 3,865,058
Portfolio turnover rate F	80%	63%	78%	72% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.31 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $.057 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.19	$ 8.62	$ 9.93	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.28	.30	.31	.20
Net realized and unrealized gain (loss)	2.04	.51	(1.44)	(.27)
Total from investment operations	2.32	.81	(1.13)	(.07)
Distributions from net investment income	(.27)	(.24)	(.14)	-
Distributions from net realized gain	(.06)	-	(.04)	-
Total distributions	(.33)	(.24)	(.18)	-
Net asset value, end of period	$ 11.18	$ 9.19	$ 8.62	$ 9.93
Total Return B, C	26.05%	9.77%	(11.61)%	(.70)%
Ratios to Average Net Assets E, H
Expenses before reductions	.69%	.70%	.74%	.78% A
Expenses net of fee waivers, if any	.69%	.70%	.74%	.78% A
Expenses net of all reductions	.67%	.67%	.72%	.75% A
Net investment income (loss)	2.76%	3.55%	3.26%	2.47% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,601,176	$ 4,114,635	$ 1,955,967	$ 730,524
Portfolio turnover rate F	80%	63%	78%	72% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series Emerging Markets Fund offers Series Emerging Markets shares and Class F shares. Fidelity Series International Growth Fund offers Series International Growth shares and Class F shares. Fidelity Series International Small Cap Fund offers Series International Small Cap shares and Class F shares. Fidelity Series International Value Fund offers Series International Value shares and Class F shares. All classes have equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$ 6,191,992,464	$ 1,222,465,081	$ (303,698,329)	$ 918,766,752
Fidelity Series International Growth Fund	8,576,465,274	2,856,187,392	(54,926,746)	2,801,260,646
Fidelity Series International Small Cap Fund	1,723,986,871	668,275,054	(37,225,877)	631,049,177
Fidelity Series International Value Fund	9,860,659,757	1,866,792,951	(112,713,620)	1,754,079,331

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity Series Emerging Markets Fund	$ 70,981,850	$ -	$ (285,015,404)	$ 918,096,713
Fidelity Series International Growth Fund	94,753,598	45,103,094	-	2,801,449,319
Fidelity Series International Small Cap Fund	29,539,645	66,526,090	-	631,034,771
Fidelity Series International Value Fund	284,440,274	-	(54,310,384)	1,754,094,351

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	2019	Total with expiration
Fidelity Series International Value Fund	$ (54,310,384)	$ (54,310,384)
	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity Series Emerging Markets Fund	$ (285,015,404)	$ -	$ (285,015,404)	$ (285,015,404)
Fidelity Series International Value Fund	-	-	-	(54,310,384)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

October 31, 2013
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$ 86,946,753	$ -	$ 86,946,753
Fidelity Series International Growth Fund	154,572,907	-	154,572,907
Fidelity Series International Small Cap Fund	21,986,226	-	21,986,226
Fidelity Series International Value Fund	321,127,934	-	321,127,934
October 31, 2012
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$ 37,299,957	$ 152,630,224	$ 189,930,181
Fidelity Series International Growth Fund	91,195,077	-	91,195,077
Fidelity Series International Small Cap Fund	17,445,879	-	17,445,879
Fidelity Series International Value Fund	180,442,293	-	180,442,293

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the applicable Funds, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Series Emerging Markets Fund
Equity Risk
Futures Contracts (a)	$ (4,623,626)	$ (251,067)
Fidelity Series International Growth Fund
Equity Risk
Futures Contracts (a)	$ (14,920,138)	$ -

(a) A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments and is representative of activity for the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	5,541,843,012	4,699,585,798
Fidelity Series International Growth Fund	4,154,771,681	3,995,060,275
Fidelity Series International Small Cap Fund	568,439,276	568,627,391
Fidelity Series International Value Fund	7,872,287,660	7,938,246,098

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund is subject to a performance adjustment (up to a maximum ± .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each applicable Fund's relative investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

including the performance adjustment, if applicable was as follows. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

	Individual Rate	Group Rate	Total
Fidelity Series Emerging Markets Fund	.55%	.25%	.80%
Fidelity Series International Growth Fund	.45%	.25%	.82%
Fidelity Series International Small Cap Fund	.60%	.25%	.98%
Fidelity Series International Value Fund	.45%	.25%	.66%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Fidelity Series Emerging Markets Fund	Amount	% of Average Net Assets
Series Emerging Markets	$ 5,917,293.19
Fidelity Series International Growth Fund
Series International Growth	$ 9,561,788.19
Fidelity Series International Small Cap Fund
Series International Small Cap	$ 1,964,643.19
Fidelity Series International Value Fund
Series International Value	$ 9,645,681.19

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions - continued

appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$ 31,619
Fidelity Series International Growth Fund	12,346
Fidelity Series International Small Cap Fund	1,963
Fidelity Series International Value Fund	4,957

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series International Growth Fund	Borrower	$ 35,997,400.38%		$ 1,909
Fidelity Series International Value Fund	Borrower	$ 23,125,455.33%		$ 2,304

Other. During the period, FMR reimbursed Fidelity Series Emerging Markets Fund and Fidelity Series International Small Cap Fund for certain losses in the amount of $5,002 and $1,469, respectively.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Annual Report

7. Committed Line of Credit - continued

Fidelity Series Emerging Markets Fund	$ 13,144
Fidelity Series International Growth Fund	21,193
Fidelity Series International Small Cap Fund	4,336
Fidelity Series International Value Fund	21,377

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Series Emerging Markets Fund	$ 437,947	$ 3,840	$ -
Fidelity Series International Growth Fund	$ 5,969,221	$ 20,130	$ 2,488,694
Fidelity Series International Small Cap Fund	$ 1,028,689	$ 18,434	$ 3,264,794
Fidelity Series International Value Fund	$ 10,120,143	$ 440	$ -

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction

Fidelity Series Emerging Markets Fund	$ 1,668,355	$ 70
Fidelity Series International Growth Fund	1,296,863	-
Fidelity Series International Small Cap Fund	148,819	23
Fidelity Series International Value Fund	2,630,141	-

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
Fidelity Series Emerging Markets Fund
From net investment income
Series Emerging Markets	$ 42,756,925	$ 19,056,860
Class F	41,009,060	12,443,149
Total	$ 83,765,985	$ 31,500,009
From net realized gain
Series Emerging Markets	$ 1,733,389	$ 106,349,572
Class F	1,447,379	52,080,600
Total	$ 3,180,768	$ 158,430,172
Fidelity Series International Growth Fund
From net investment income
Series International Growth	$ 79,982,034	$ 54,043,921
Class F	74,590,873	32,249,072
Total	$ 154,572,907	$ 86,292,993
From net realized gain
Series International Growth	$ -	$ 3,289,630
Class F	-	1,612,454
Total	$ -	$ 4,902,084
Fidelity Series International Small Cap Fund
From net investment income
Series International Small Cap	$ 10,164,093	$ 10,151,789
Class F	10,323,285	6,009,596
Total	$ 20,487,378	$ 16,161,385

Annual Report

10. Distributions to Shareholders - continued

Years ended October 31,	2013	2012
From net realized gain
Series International Small Cap	$ 819,685	$ 861,944
Class F	679,163	422,550
Total	$ 1,498,848	$ 1,284,494
Fidelity Series International Value Fund
From net investment income
Series International Value	$ 139,841,918	$ 118,015,488
Class F	124,292,806	62,426,805
Total	$ 264,134,724	$ 180,442,293
From net realized gain
Series International Value	$ 31,136,677	$ -
Class F	25,856,533	-
Total	$ 56,993,210	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Fidelity Series Emerging Markets Fund
Series Emerging Markets
Shares sold	38,959,533	31,451,952	$ 645,995,579	$ 484,451,657
Reinvestment of distributions	2,717,796	8,531,050	44,490,314	125,406,431
Shares redeemed	(31,216,858)	(54,815,665)	(524,357,869)	(853,291,218)
Net increase (decrease)	10,460,471	(14,832,663)	$ 166,128,024	$ (243,433,130)
Class F
Shares sold	48,367,901	67,812,678	$ 813,845,994	$ 1,052,327,163
Reinvestment of distributions	2,590,387	4,383,407	42,456,439	64,523,749
Shares redeemed	(10,556,755)	(5,795,660)	(179,653,412)	(91,577,596)
Net increase (decrease)	40,401,533	66,400,425	$ 676,649,021	$ 1,025,273,316
Fidelity Series International Growth Fund
Series International Growth
Shares sold	39,398,443	74,889,920	$ 510,170,838	$ 802,763,519
Reinvestment of distributions	6,859,523	5,615,431	79,982,034	57,333,551
Shares redeemed	(78,355,276)	(118,422,240)	(971,293,070)	(1,274,656,413)
Net increase (decrease)	(32,097,310)	(37,916,889)	$ (381,140,198)	$ (414,559,343)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class F
Shares sold	72,396,842	152,782,939	$ 918,440,640	$ 1,648,033,706
Reinvestment of distributions	6,386,205	3,310,022	74,590,873	33,861,526
Shares redeemed	(33,723,110)	(10,402,417)	(422,112,675)	(113,389,155)
Net increase (decrease)	45,059,937	145,690,544	$ 570,918,838	$ 1,568,506,077
Fidelity Series International Small Cap Fund
Series International Small Cap
Shares sold	5,971,087	10,958,013	$ 84,453,632	$ 125,024,787
Reinvestment of distributions	869,658	1,029,321	10,983,778	11,013,733
Shares redeemed	(16,651,980)	(26,995,589)	(224,499,941)	(307,921,860)
Net increase (decrease)	(9,811,235)	(15,008,255)	$ (129,062,531)	$ (171,883,340)
Class F
Shares sold	12,254,974	28,473,754	$ 168,713,546	$ 323,989,745
Reinvestment of distributions	869,759	600,014	11,002,448	6,432,146
Shares redeemed	(7,885,777)	(4,713,797)	(107,516,162)	(55,112,933)
Net increase (decrease)	5,238,956	24,359,971	$ 72,199,832	$ 275,308,958
Fidelity Series International Value Fund
Series International Value
Shares sold	47,159,267	161,153,053	$ 484,088,995	$ 1,352,278,473
Reinvestment of distributions	18,706,630	14,462,682	170,978,595	118,015,488
Shares redeemed	(110,968,953)	(141,961,766)	(1,082,752,825)	(1,195,927,164)
Net increase (decrease)	(45,103,056)	33,653,969	$ (427,685,235)	$ 274,366,797
Class F
Shares sold	89,535,804	225,653,958	$ 896,793,608	$ 1,901,915,436
Reinvestment of distributions	16,409,764	7,640,980	150,149,339	62,426,805
Shares redeemed	(52,596,433)	(12,312,893)	(517,783,907)	(102,571,800)
Net increase (decrease)	53,349,135	220,982,045	$ 529,159,040	$ 1,861,770,441

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (funds of Fidelity Investment Trust), including the schedules of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Series Emerging Markets Fund	12/09/13	12/06/13	$0.166	$0.006
Class F	12/09/13	12/06/13	$0.192	$0.006
Series International Growth Fund	12/09/13	12/06/13	$0.097	$0.050
Class F	12/09/13	12/06/13	$0.117	$0.050
Series International Small Cap Fund	12/09/13	12/06/13	$0.126	$0.441
Class F	12/09/13	12/06/13	$0.145	$0.441
Series International Value Fund	12/09/13	12/06/13	$0.237	$0.036
Class F	12/09/13	12/06/13	$0.254	$0.036

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Series International Growth Fund	$45,103,094
Series International Small Cap Fund	$66,526,090

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders.

Fund	December 07, 2012
Series Emerging Markets Fund	0%
Class F	0%
Series International Growth Fund	12%
Class F	10%
Series International Small Cap Fund	8%
Class F	7%
Series International Value Fund	0%
Class F	0%

Annual Report

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund	December 07, 2012
Series Emerging Markets Fund	100%
Class F	98%
Series International Growth Fund	100%
Class F	100%
Series International Small Cap Fund	100%
Class F	100%
Series International Value Fund	63%
Class F	59%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Series Emerging Markets Fund	12/10/12	$0.197	$0.0379
Class F	12/10/12	$0.221	$0.0379
Series International Growth Fund	12/10/12	$0.101	$0.0108
Class F	12/10/12	$0.112	$0.0108
Series International Small Cap Fund	12/10/12	$0.110	$0.0133
Class F	12/10/12	$0.131	$0.0133
Series International Value Fund	12/10/12	$0.206	$0.0080
Class F	12/10/12	$0.217	$0.0080

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the funds, including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of Fidelity Series Emerging Markets Fund in July 2010 and for a sleeve of Fidelity Series International Value Fund in September 2011.

Annual Report

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. For each fund (except Fidelity Series Emerging Markets Fund), returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Annual Report

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

The Board also considered that each of Fidelity Series International Growth Fund's, Fidelity Series International Small Cap Fund's, and Fidelity Series International Value Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." For Fidelity Series International Small Cap Fund, the Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment (if applicable), relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 19% would mean that 81% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Annual Report

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of each of Fidelity Series International Growth Fund's and Fidelity Series International Small Cap Fund's positive performance adjustment and Fidelity Series International Value Fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class of each fund ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although each fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that each fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to each fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

The Northern Trust Company

Chicago, IL

Fidelity Series Emerging Markets Fund

State Street Bank and Trust Company

Quincy, MA

Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GSV-S-ANN-1213
1.907943.103

Fidelity®
Global Commodity Stock
Fund

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Fidelity® Global Commodity Stock Fund	-1.75%	8.86%

A From March 25, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity® Global Commodity Stock Fund: For the year, the fund's Retail Class shares returned -1.75%, lagging the broad market MSCI ACWI index and the MSCI® ACWI® (All Country World Index) Commodity Producers Sector Capped Index, which returned 0.57%. Relative to the sector benchmark, the fund was hurt by a sizable overweighting in gold stocks. The market was unfavorable to gold and gold stocks for much of the period, as the price of the precious metal price fell by 23% by period end. The gold stocks owned by the fund were hit particularly hard, including Barrick Gold, the fund's largest individual detractor. Conversely, positioning in fertilizers & agricultural chemicals helped, due in part to good timing with potash-related fertilizing companies such as Potash Corporation of Saskatchewan, along with underweightings in K&S, and Uralkali, both of which I sold from the fund by period end. Overweighting oil & gas exploration & production also contributed, with investments in Petrominerales, Anadarko Petroleum and a non-index stake in C&C Energia among the fund's top relative performers. I sold Petrominerales and C&C Energia by period end to take profits, but remained overweighted in Anadarko.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.33%
Actual		$ 1,000.00	$ 1,036.60	$ 6.83
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.59%
Actual		$ 1,000.00	$ 1,035.20	$ 8.16
HypotheticalA		$ 1,000.00	$ 1,017.19	$ 8.08
Class B	2.08%
Actual		$ 1,000.00	$ 1,032.40	$ 10.66
HypotheticalA		$ 1,000.00	$ 1,014.72	$ 10.56
Class C	2.09%
Actual		$ 1,000.00	$ 1,032.50	$ 10.71
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Global Commodity Stock	1.08%
Actual		$ 1,000.00	$ 1,037.10	$ 5.55
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50
Institutional Class	1.02%
Actual		$ 1,000.00	$ 1,037.90	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	6.3	6.4
BHP Billiton PLC	5.3	5.2
Syngenta AG (Switzerland)	4.4	4.4
Potash Corp. of Saskatchewan, Inc.	3.4	1.6
Peabody Energy Corp.	3.3	3.0
Rio Tinto PLC	3.3	3.1
Chevron Corp.	3.3	0.4
Bunge Ltd.	3.1	2.0
Archer Daniels Midland Co.	3.1	2.5
International Paper Co.	2.5	2.2
	38.0
Top Industries (% of fund's net assets)
As of October 31, 2013
Energy 33.6%
Agriculture 32.5%
Metals 30.9%
Other 2.5%
Short-Term Investments and Net Other Assets 0.5%

As of April 30, 2013
Metals 37.6%
Energy 35.7%
Agriculture 24.9%
Other 1.6%
Short-Term Investments and Net Other Assets 0.2%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
AEROSPACE & DEFENSE - 0.1%
Aerospace & Defense - 0.1%
Precision Castparts Corp.	500	$ 126,725
Rolls-Royce Group PLC	6,800	125,386
		252,111
CHEMICALS - 22.2%
Commodity Chemicals - 0.2%
Axiall Corp.	16,400	637,796
Cabot Corp.	2,800	130,508
		768,304
Diversified Chemicals - 0.3%
Eastman Chemical Co.	1,700	133,943
FMC Corp.	1,700	123,692
Huntsman Corp.	5,800	134,676
Lanxess AG	10,100	710,896
		1,103,207
Fertilizers & Agricultural Chemicals - 21.7%
Agrium, Inc.	86,600	7,392,126
CF Industries Holdings, Inc.	29,872	6,440,403
China BlueChemical Ltd. (H Shares)	906,000	581,953
Intrepid Potash, Inc. (d)	99,700	1,480,545
Israel Chemicals Ltd.	202,400	1,674,876
Israel Corp. Ltd. (Class A) (a)	1,000	504,502
Monsanto Co.	248,400	26,052,190
Potash Corp. of Saskatchewan, Inc.	456,000	14,170,048
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (d)	102,300	2,824,503
Syngenta AG (Switzerland)	45,287	18,278,589
Taiwan Fertilizer Co. Ltd.	240,000	570,749
The Mosaic Co.	143,359	6,573,010
Yara International ASA	84,800	3,660,913
		90,204,407
TOTAL CHEMICALS		92,075,918
CONSTRUCTION & ENGINEERING - 0.3%
Construction & Engineering - 0.3%
Boart Longyear Ltd. (d)	2,635,000	1,070,902
Chiyoda Corp.	11,000	139,494
		1,210,396
Common Stocks - continued
	Shares	Value
CONSTRUCTION MATERIALS - 0.1%
Construction Materials - 0.1%
Eagle Materials, Inc.	5,400	$ 405,054
Vulcan Materials Co.	3,400	182,070
		587,124
CONTAINERS & PACKAGING - 0.5%
Paper Packaging - 0.5%
Rock-Tenn Co. Class A	20,100	2,150,901
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
Eaton Corp. PLC	1,900	134,064
ENERGY EQUIPMENT & SERVICES - 1.1%
Oil & Gas Drilling - 0.8%
Ensco PLC Class A	7,500	432,375
Noble Corp.	14,100	531,570
Ocean Rig UDW, Inc. (United States) (a)	63,747	1,117,485
Vantage Drilling Co. (a)	717,582	1,277,296
		3,358,726
Oil & Gas Equipment & Services - 0.3%
Cameron International Corp. (a)	11,200	614,432
FMC Technologies, Inc. (a)	400	20,220
Halliburton Co.	200	10,606
National Oilwell Varco, Inc.	4,900	397,782
TGS Nopec Geophysical Co. ASA	4,800	132,073
		1,175,113
TOTAL ENERGY EQUIPMENT & SERVICES		4,533,839
FOOD PRODUCTS - 6.9%
Agricultural Products - 6.9%
Archer Daniels Midland Co.	311,500	12,740,350
Bunge Ltd.	158,400	13,009,392
China Agri-Industries Holdings Ltd.	1,458,300	684,666
Golden Agri-Resources Ltd.	3,377,000	1,631,138
Ingredion, Inc.	400	26,304
Kernel Holding SA (a)	8,400	113,142
PT Charoen Pokphand Indonesia Tbk	806,500	279,027
Wilmar International Ltd.	78,000	217,260
		28,701,279
Common Stocks - continued
	Shares	Value
MACHINERY - 0.5%
Construction & Farm Machinery & Heavy Trucks - 0.5%
Caterpillar, Inc.	3,000	$ 250,080
Manitowoc Co., Inc.	65,300	1,270,738
Samsung Heavy Industries Co. Ltd.	9,190	337,282
		1,858,100
METALS & MINING - 30.9%
Aluminum - 0.3%
Alcoa, Inc.	130,900	1,213,443
Diversified Metals & Mining - 16.1%
Anglo American PLC (United Kingdom)	217,351	5,175,234
BHP Billiton PLC	716,093	22,097,554
Boliden AB	8,400	119,647
Copper Mountain Mining Corp. (a)	793,131	1,308,383
First Quantum Minerals Ltd.	93,424	1,772,337
Freeport-McMoRan Copper & Gold, Inc.	163,100	5,995,556
Glencore Xstrata PLC	1,649,452	8,992,087
Grupo Mexico SA de CV Series B	755,611	2,386,612
Iluka Resources Ltd.	53,014	516,094
Norilsk Nickel OJSC sponsored ADR	41,300	626,521
Rio Tinto PLC	270,887	13,706,931
Sesa Sterlite Ltd.	13,072	42,849
Sumitomo Metal Mining Co. Ltd.	45,000	623,277
Teck Resources Ltd. Class B (sub. vtg.)	89,100	2,384,204
Turquoise Hill Resources Ltd. (a)(d)	109,214	526,875
Walter Energy, Inc. (d)	26,000	413,140
		66,687,301
Gold - 8.2%
Agnico Eagle Mines Ltd. (Canada)	38,000	1,128,356
AngloGold Ashanti Ltd. sponsored ADR	64,700	976,970
Argonaut Gold, Inc. (a)	93,200	518,448
B2Gold Corp. (a)	281,680	697,007
Barrick Gold Corp.	252,500	4,911,236
Compania de Minas Buenaventura SA sponsored ADR	23,600	342,200
Detour Gold Corp. (a)	106,500	870,263
Eldorado Gold Corp.	232,250	1,565,931
Franco-Nevada Corp.	26,746	1,203,333
Gold Fields Ltd. sponsored ADR	145,000	667,000
Goldcorp, Inc.	178,510	4,547,284
Harmony Gold Mining Co. Ltd. sponsored ADR	95,800	325,720
Kinross Gold Corp.	245,005	1,245,410
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
New Gold, Inc. (a)	467,100	$ 2,741,718
Newcrest Mining Ltd.	170,030	1,655,250
Newmont Mining Corp.	85,000	2,317,100
Osisko Mining Corp. (a)	251,528	1,227,907
Premier Gold Mines Ltd. (a)	504,000	1,116,616
Pretium Resources, Inc. (a)	60,300	197,212
Randgold Resources Ltd. sponsored ADR	32,500	2,401,750
Romarco Minerals, Inc. (a)	1,116,500	401,561
Royal Gold, Inc.	25,900	1,244,236
Torex Gold Resources, Inc. (a)	327,400	364,249
Yamana Gold, Inc.	151,100	1,498,464
		34,165,221
Precious Metals & Minerals - 0.9%
Aquarius Platinum Ltd. (United Kingdom) (a)	242,800	168,375
Fresnillo PLC	36,200	566,210
Impala Platinum Holdings Ltd.	38,700	470,318
Industrias Penoles SA de CV	11,200	327,701
Silver Wheaton Corp.	64,200	1,456,838
Tahoe Resources, Inc. (a)	27,300	524,189
		3,513,631
Steel - 5.4%
African Minerals Ltd. (a)(d)	376,300	1,125,265
ArcelorMittal SA Class A unit (d)	157,000	2,474,320
Carpenter Technology Corp.	800	47,464
Eregli Demir ve Celik Fabrikalari T.A.S.	79,770	110,689
Fortescue Metals Group Ltd.	144,789	712,975
Gerdau SA sponsored ADR	179,500	1,423,435
Hyundai Steel Co.	9,415	776,244
JFE Holdings, Inc.	70,500	1,602,796
Jindal Steel & Power Ltd. (a)	50,655	197,157
London Mining PLC (a)	539,586	1,126,887
Nippon Steel & Sumitomo Metal Corp.	236,000	778,931
POSCO	12,732	3,799,125
SunCoke Energy, Inc. (a)	4,000	80,000
Tata Steel Ltd.	50,717	275,625
Thyssenkrupp AG (a)	39,000	996,826
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Vale SA (PN-A) sponsored ADR	453,900	$ 6,645,096
Voestalpine AG	8,500	401,449
		22,574,284
TOTAL METALS & MINING		128,153,880
OIL, GAS & CONSUMABLE FUELS - 32.5%
Coal & Consumable Fuels - 4.1%
Alpha Natural Resources, Inc. (a)	65,037	455,259
Cameco Corp.	47,600	903,471
China Shenhua Energy Co. Ltd. (H Shares)	210,000	639,236
Coal India Ltd.	50,901	237,845
CONSOL Energy, Inc.	20,500	748,250
Peabody Energy Corp.	713,098	13,891,149
Whitehaven Coal Ltd. (d)	58,500	89,572
		16,964,782
Integrated Oil & Gas - 17.6%
BG Group PLC	282,650	5,771,515
BP PLC	580,900	4,509,301
Cenovus Energy, Inc.	49,800	1,479,695
Chevron Corp.	113,100	13,567,476
China Petroleum & Chemical Corp. (H Shares)	1,469,000	1,189,167
ENI SpA	77,727	1,973,252
Exxon Mobil Corp.	103,061	9,236,327
Gazprom OAO sponsored ADR	312,000	2,910,960
Hess Corp.	17,200	1,396,640
Imperial Oil Ltd.	5,400	235,805
InterOil Corp. (a)(d)	12,300	854,235
LUKOIL Oil Co. sponsored ADR	29,500	1,931,365
Occidental Petroleum Corp.	41,300	3,968,104
Origin Energy Ltd.	29,218	404,013
PetroChina Co. Ltd. (H Shares)	1,226,000	1,396,146
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	191,400	3,475,824
PTT PCL (For. Reg.)	42,600	433,870
Repsol YPF SA	34,309	921,413
Royal Dutch Shell PLC Class A (United Kingdom)	178,850	5,956,569
Statoil ASA	66,200	1,566,372
Suncor Energy, Inc.	97,332	3,537,054
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Surgutneftegaz JSC (Reg.)	99,200	$ 87,320
Total SA	102,700	6,300,951
		73,103,374
Oil & Gas Exploration & Production - 10.7%
Anadarko Petroleum Corp.	52,900	5,040,841
Apache Corp.	26,800	2,379,840
Baytex Energy Corp.	4,300	179,481
Beach Energy Ltd.	100,000	135,156
Bonanza Creek Energy, Inc. (a)	200	10,108
Cabot Oil & Gas Corp.	50,600	1,787,192
Cairn India Ltd.	1,100	5,644
Canadian Natural Resources Ltd.	74,000	2,348,497
Chesapeake Energy Corp.	31,800	889,128
Cimarex Energy Co.	5,000	526,750
CNOOC Ltd.	120,000	244,077
CNOOC Ltd. sponsored ADR	8,800	1,780,328
Cobalt International Energy, Inc. (a)	68,900	1,599,169
Concho Resources, Inc. (a)	5,800	641,538
ConocoPhillips Co.	64,000	4,691,200
Continental Resources, Inc. (a)	2,200	250,580
Denbury Resources, Inc. (a)	26,900	510,831
Devon Energy Corp.	22,200	1,403,484
Double Eagle Petroleum Co. (a)(d)	139,905	388,936
EOG Resources, Inc.	15,300	2,729,520
EQT Corp.	9,000	770,490
INPEX Corp.	83,200	961,124
Kodiak Oil & Gas Corp. (a)	700	9,079
Kunlun Energy Co. Ltd.	86,000	140,653
Lundin Petroleum AB (a)	5,900	121,823
Marathon Oil Corp.	53,800	1,896,988
Murphy Oil Corp.	10,700	645,424
Noble Energy, Inc.	26,100	1,955,673
Northern Oil & Gas, Inc. (a)	10,300	169,229
NOVATEK OAO GDR (Reg. S)	2,400	337,200
Oil & Natural Gas Corp. Ltd.	34,000	162,044
Oil Search Ltd. ADR	6,941	55,828
Pacific Rubiales Energy Corp.	25,074	518,723
Painted Pony Petroleum Ltd. (a)(e)	15,000	98,547
Painted Pony Petroleum Ltd. (a)	143,100	940,138
PDC Energy, Inc. (a)	300	20,343
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Penn West Petroleum Ltd.	25,800	$ 288,028
Pioneer Natural Resources Co.	7,500	1,535,850
Platino Energy Corp. (a)	137,400	79,068
PTT Exploration and Production PCL (For. Reg.)	27,600	149,417
QEP Resources, Inc.	12,300	406,638
Rosetta Resources, Inc. (a)	6,100	365,634
Santos Ltd.	30,700	440,174
Southwestern Energy Co. (a)	21,700	807,674
Talisman Energy, Inc.	77,500	966,288
Tullow Oil PLC	80,400	1,215,008
Whiting Petroleum Corp. (a)	6,500	434,785
Woodside Petroleum Ltd.	36,352	1,333,781
		44,367,951
Oil & Gas Storage & Transport - 0.1%
Access Midstream Partners LP	3,400	182,036
Phillips 66 Partners LP	6,400	215,040
		397,076
TOTAL OIL, GAS & CONSUMABLE FUELS		134,833,183
PAPER & FOREST PRODUCTS - 3.8%
Forest Products - 0.4%
Boise Cascade Co.	13,700	350,857
Canfor Corp. (a)	9,100	188,607
West Fraser Timber Co. Ltd.	11,100	1,017,433
		1,556,897
Paper Products - 3.4%
Fibria Celulose SA sponsored ADR (a)(d)	18,600	242,730
International Paper Co.	235,400	10,501,194
Nine Dragons Paper (Holdings) Ltd.	898,000	741,287
Stora Enso Oyj (R Shares)	120,700	1,122,581
UPM-Kymmene Corp.	105,400	1,675,781
		14,283,573
TOTAL PAPER & FOREST PRODUCTS		15,840,470
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Specialized REITs - 0.0%
Rayonier, Inc.	700	$ 32,914
Weyerhaeuser Co.	4,200	127,680
		160,594
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
Tsutsumi Jewelry Co. Ltd.	52,200	1,271,884
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Trading Companies & Distributors - 0.3%
Daewoo International Corp.	31,200	1,150,949
TOTAL COMMON STOCKS (Cost $462,108,346)		412,914,692
Nonconvertible Preferred Stocks - 0.0%

PAPER & FOREST PRODUCTS - 0.0%
Paper Products - 0.0%
Suzano Papel e Celulose SA (Cost $108,030)	28,500	115,516
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.09% (b)	1,219,168	1,219,168
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	6,069,934	6,069,934
TOTAL MONEY MARKET FUNDS (Cost $7,289,102)		7,289,102
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $469,505,478)		420,319,310
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(5,252,796)
NET ASSETS - 100%		$ 415,066,514
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $98,547 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,304
Fidelity Securities Lending Cash Central Fund	554,965
Total	$ 557,269
Other Information

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 412,914,692	$ 326,519,152	$ 86,395,540	$ -
Nonconvertible Preferred Stocks	115,516	115,516	-	-
Money Market Funds	7,289,102	7,289,102	-	-
Total Investments in Securities:	$ 420,319,310	$ 333,923,770	$ 86,395,540	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 7,714,186
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	38.7%
Canada	16.3%
United Kingdom	14.6%
Switzerland	4.5%
Bermuda	3.7%
Bailiwick of Jersey	2.8%
Brazil	2.7%
Australia	1.5%
France	1.5%
Korea (South)	1.5%
Russia	1.5%
Japan	1.3%
Norway	1.3%
Others (Individually Less Than 1%)	8.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,895,555) - See accompanying schedule: Unaffiliated issuers (cost $462,216,376)	$ 413,030,208
Fidelity Central Funds (cost $7,289,102)	7,289,102
Total Investments (cost $469,505,478)		$ 420,319,310
Foreign currency held at value (cost $42,375)		42,375
Receivable for investments sold		10,513,562
Receivable for fund shares sold		210,272
Dividends receivable		753,835
Distributions receivable from Fidelity Central Funds		21,487
Prepaid expenses		911
Other receivables		8,785
Total assets		431,870,537

Liabilities
Payable for investments purchased	$ 9,650,706
Payable for fund shares redeemed	629,022
Accrued management fee	242,227
Distribution and service plan fees payable	41,930
Other affiliated payables	121,216
Other payables and accrued expenses	48,988
Collateral on securities loaned, at value	6,069,934
Total liabilities		16,804,023

Net Assets		$ 415,066,514
Net Assets consist of:
Paid in capital		$ 501,612,128
Undistributed net investment income		4,309,466
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,679,876)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(49,175,204)
Net Assets		$ 415,066,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($71,293,097 ÷ 5,031,565 shares)	$ 14.17

Maximum offering price per share (100/94.25 of $14.17)	$ 15.03
Class T: Net Asset Value and redemption price per share ($12,551,178 ÷ 888,204 shares)	$ 14.13

Maximum offering price per share (100/96.50 of $14.13)	$ 14.64
Class B: Net Asset Value and offering price per share ($2,303,213 ÷ 164,359 shares)A	$ 14.01

Class C: Net Asset Value and offering price per share ($23,829,687 ÷ 1,707,183 shares)A	$ 13.96

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($273,475,891 ÷ 19,204,409 shares)	$ 14.24

Institutional Class: Net Asset Value, offering price and redemption price per share ($31,613,448 ÷ 2,220,504 shares)	$ 14.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 12,264,754
Income from Fidelity Central Funds		557,269
Income before foreign taxes withheld		12,822,023
Less foreign taxes withheld		(937,571)
Total income		11,884,452

Expenses
Management fee	$ 3,417,195
Transfer agent fees	1,423,008
Distribution and service plan fees	573,855
Accounting and security lending fees	252,628
Custodian fees and expenses	70,188
Independent trustees' compensation	2,944
Registration fees	93,616
Audit	54,128
Legal	1,376
Interest	1,106
Miscellaneous	5,026
Total expenses before reductions	5,895,070
Expense reductions	(69,435)	5,825,635
Net investment income (loss)		6,058,817
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(781,472)
Foreign currency transactions	9,027
Total net realized gain (loss)		(772,445)
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,267,158)
Assets and liabilities in foreign currencies	18,814
Total change in net unrealized appreciation (depreciation)		(21,248,344)
Net gain (loss)		(22,020,789)
Net increase (decrease) in net assets resulting from operations		$ (15,961,972)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,058,817	$ 6,227,231
Net realized gain (loss)	(772,445)	(27,607,132)
Change in net unrealized appreciation (depreciation)	(21,248,344)	(8,995,088)
Net increase (decrease) in net assets resulting from operations	(15,961,972)	(30,374,989)
Distributions to shareholders from net investment income	(5,697,049)	(3,692,921)
Distributions to shareholders from net realized gain	-	(671,463)
Total distributions	(5,697,049)	(4,364,384)
Share transactions - net increase (decrease)	(152,423,209)	(156,629,581)
Redemption fees	18,199	31,600
Total increase (decrease) in net assets	(174,064,031)	(191,337,354)

Net Assets
Beginning of period	589,130,545	780,467,899
End of period (including undistributed net investment income of $4,309,466 and undistributed net investment income of $4,752,569, respectively)	$ 415,066,514	$ 589,130,545

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.59	$ 15.14	$ 15.60	$ 13.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16	.11	.12	.19 H	(.01)
Net realized and unrealized gain (loss)	(.45)	(.59)	(.38)	2.20	3.29
Total from investment operations	(.29)	(.48)	(.26)	2.39	3.28
Distributions from net investment income	(.13)	(.05)	(.13)	- K	-
Distributions from net realized gain	-	(.01)	(.06)	(.08)	-
Total distributions	(.13)	(.07) M	(.20) L	(.08)	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	.01
Net asset value, end of period	$ 14.17	$ 14.59	$ 15.14	$ 15.60	$ 13.29
Total Return B, C, D	(2.00)%	(3.19)%	(1.80)%	18.04%	32.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.36%	1.34%	1.32%	1.37%	1.65% A
Expenses net of fee waivers, if any	1.35%	1.34%	1.32%	1.37%	1.50% A
Expenses net of all reductions	1.34%	1.33%	1.31%	1.36%	1.48% A
Net investment income (loss)	1.12%	.80%	.71%	1.35% H	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,293	$ 99,694	$ 127,979	$ 60,370	$ 15,705
Portfolio turnover rate G	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

M Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.54	$ 15.08	$ 15.55	$ 13.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.08	.07	.16 H	(.03)
Net realized and unrealized gain (loss)	(.45)	(.60)	(.38)	2.19	3.29
Total from investment operations	(.33)	(.52)	(.31)	2.35	3.26
Distributions from net investment income	(.08)	(.01)	(.10)	-	-
Distributions from net realized gain	-	(.01)	(.06)	(.07)	-
Total distributions	(.08)	(.02)	(.16)	(.07)	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	.01
Net asset value, end of period	$ 14.13	$ 14.54	$ 15.08	$ 15.55	$ 13.27
Total Return B, C, D	(2.26)%	(3.43)%	(2.09)%	17.73%	32.70%
Ratios to Average Net Assets F, J
Expenses before reductions	1.62%	1.61%	1.60%	1.63%	2.04% A
Expenses net of fee waivers, if any	1.61%	1.61%	1.60%	1.63%	1.75% A
Expenses net of all reductions	1.60%	1.60%	1.59%	1.61%	1.73% A
Net investment income (loss)	.86%	.53%	.43%	1.10% H	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,551	$ 16,692	$ 20,831	$ 11,762	$ 4,665
Portfolio turnover rate G	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 15.00	$ 15.46	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	- K	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.45)	(.59)	(.39)	2.20	3.28
Total from investment operations	(.40)	(.59)	(.40)	2.28	3.21
Distributions from net investment income	- K	-	-	-	-
Distributions from net realized gain	-	-	(.06)	(.04)	-
Total distributions	- K	-	(.06)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	.01
Net asset value, end of period	$ 14.01	$ 14.41	$ 15.00	$ 15.46	$ 13.22
Total Return B, C, D	(2.75)%	(3.93)%	(2.62)%	17.23%	32.20%
Ratios to Average Net Assets F, J
Expenses before reductions	2.11%	2.10%	2.11%	2.16%	2.66% A
Expenses net of fee waivers, if any	2.11%	2.10%	2.11%	2.16%	2.25% A
Expenses net of all reductions	2.10%	2.10%	2.10%	2.15%	2.23% A
Net investment income (loss)	.36%	.03%	(.09)%	.56% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,303	$ 3,097	$ 4,324	$ 4,348	$ 2,726
Portfolio turnover rate G	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 14.95	$ 15.45	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.01	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.44)	(.59)	(.38)	2.19	3.28
Total from investment operations	(.39)	(.58)	(.39)	2.27	3.21
Distributions from net investment income	(.02)	-	(.05)	-	-
Distributions from net realized gain	-	-	(.06)	(.04)	-
Total distributions	(.02)	-	(.11)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	.01
Net asset value, end of period	$ 13.96	$ 14.37	$ 14.95	$ 15.45	$ 13.22
Total Return B, C, D	(2.75)%	(3.88)%	(2.58)%	17.21%	32.20%
Ratios to Average Net Assets F, J
Expenses before reductions	2.11%	2.10%	2.09%	2.14%	2.53% A
Expenses net of fee waivers, if any	2.11%	2.10%	2.09%	2.14%	2.25% A
Expenses net of all reductions	2.10%	2.09%	2.08%	2.13%	2.23% A
Net investment income (loss)	.36%	.03%	(.07)%	.58% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,830	$ 31,865	$ 37,185	$ 14,338	$ 4,798
Portfolio turnover rate G	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2013	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.66	$ 15.21	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19	.15	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.45)	(.60)	(.39)	2.21	3.29
Total from investment operations	(.26)	(.45)	(.23)	2.44	3.30
Distributions from net investment income	(.16)	(.08)	(.16)	(.01)	-
Distributions from net realized gain	-	(.01)	(.06)	(.08)	-
Total distributions	(.16)	(.10) K	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	- J	- J	.01
Net asset value, end of period	$ 14.24	$ 14.66	$ 15.21	$ 15.66	$ 13.31
Total Return B, C	(1.75)%	(2.96)%	(1.59)%	18.38%	33.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.11%	1.10%	1.08%	1.10%	1.42% A
Expenses net of fee waivers, if any	1.11%	1.10%	1.08%	1.10%	1.25% A
Expenses net of all reductions	1.09%	1.09%	1.07%	1.09%	1.23% A
Net investment income (loss)	1.37%	1.04%	.95%	1.62% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 273,476	$ 387,242	$ 531,224	$ 310,186	$ 159,439
Portfolio turnover rate F	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.67	$ 15.22	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.16	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.45)	(.60)	(.38)	2.21	3.29
Total from investment operations	(.25)	(.44)	(.22)	2.44	3.30
Distributions from net investment income	(.18)	(.09)	(.16)	(.01)	-
Distributions from net realized gain	-	(.01)	(.06)	(.08)	-
Total distributions	(.18)	(.11) K	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	- J	- J	.01
Net asset value, end of period	$ 14.24	$ 14.67	$ 15.22	$ 15.66	$ 13.31
Total Return B, C	(1.71)%	(2.90)%	(1.50)%	18.39%	33.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.04%	1.04%	1.03%	1.09%	1.36% A
Expenses net of fee waivers, if any	1.04%	1.04%	1.03%	1.09%	1.25% A
Expenses net of all reductions	1.03%	1.03%	1.03%	1.07%	1.23% A
Net investment income (loss)	1.43%	1.10%	.99%	1.64% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,613	$ 50,540	$ 58,925	$ 35,739	$ 9,811
Portfolio turnover rate F	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 30,185,400
Gross unrealized depreciation	(86,132,208)
Net unrealized appreciation (depreciation) on securities and other investments	$ (55,946,808)

Tax Cost	$ 476,266,118

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,627,021
Capital loss carryforward	$ (35,236,790)
Net unrealized appreciation (depreciation)	$ (55,935,844)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$ (6,952,413)
No expiration
Short-term	(22,719,124)
Long-term	(5,565,253)
Total no expiration	(28,284,377)
Total capital loss carryforward	$ (35,236,790)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 5,697,049	$ 4,364,384

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $311,798,862 and $462,703,874, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 208,174	$ 2,543
Class T	.25%	.25%	69,496	436
Class B	.75%	.25%	26,532	19,956
Class C	.75%	.25%	269,653	34,543
			$ 573,855	$ 57,478

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,444
Class T	2,976
Class B*	7,373
Class C*	3,342
$ 41,135

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 246,621.30
Class T	42,562.31
Class B	7,942.30
Class C	81,004.30
Global Commodity Stock	944,581.30
Institutional Class	100,298.23
	$ 1,423,008

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,771 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,605,577.41%		$ 1,065

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,125 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $554,965, including $24,917 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $1,129,500. The weighted average interest rate was .65%. The interest expense amounted to $41 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $62,291 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $7,144.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 864,701	$ 437,422
Class T	89,063	12,232
Class B	847	-
Class C	32,277	-
Global Commodity Stock	4,073,304	2,878,965
Institutional Class	636,857	364,302
Total	$ 5,697,049	$ 3,692,921
From net realized gain
Class A	$ -	$ 117,768
Class T	-	19,027
Global Commodity Stock	-	479,827
Institutional Class	-	54,841
Total	$ -	$ 671,463

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	1,201,755	1,675,922	$ 16,769,552	$ 24,194,276
Reinvestment of distributions	52,559	32,805	744,754	472,060
Shares redeemed	(3,054,897)	(3,329,384)	(42,479,556)	(47,357,051)
Net increase (decrease)	(1,800,583)	(1,620,657)	$ (24,965,250)	$ (22,690,715)
Class T
Shares sold	130,604	189,622	$ 1,791,142	$ 2,764,209
Reinvestment of distributions	5,824	1,948	82,471	28,015
Shares redeemed	(396,060)	(424,718)	(5,490,961)	(6,023,857)
Net increase (decrease)	(259,632)	(233,148)	$ (3,617,348)	$ (3,231,633)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class B
Shares sold	7,047	7,831	$ 98,902	$ 113,787
Reinvestment of distributions	54	-	758	-
Shares redeemed	(57,569)	(81,206)	(793,852)	(1,157,702)
Net increase (decrease)	(50,468)	(73,375)	$ (694,192)	$ (1,043,915)
Class C
Shares sold	368,295	492,632	$ 5,059,285	$ 7,143,884
Reinvestment of distributions	1,963	-	27,576	-
Shares redeemed	(880,659)	(761,541)	(12,048,987)	(10,673,957)
Net increase (decrease)	(510,401)	(268,909)	$ (6,962,126)	$ (3,530,073)
Global Commodity Stock
Shares sold	5,296,700	7,606,851	$ 74,369,495	$ 109,989,271
Reinvestment of distributions	264,635	210,059	3,760,465	3,031,159
Shares redeemed	(12,764,042)	(16,330,927)	(177,408,171)	(233,733,610)
Net increase (decrease)	(7,202,707)	(8,514,017)	$ (99,278,211)	$ (120,713,180)
Institutional Class
Shares sold	1,153,936	1,589,148	$ 16,235,437	$ 22,944,496
Reinvestment of distributions	25,953	18,526	368,529	267,335
Shares redeemed	(2,405,021)	(2,034,602)	(33,510,048)	(28,631,896)
Net increase (decrease)	(1,225,132)	(426,928)	$ (16,906,082)	$ (5,420,065)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. O'Hanley, Mr. Lautenbach, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Commodity Stock Fund	12/09/13	12/06/13	$0.188	$0.013

The fund designates 58% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100%of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund	12/10/12	$0.171	$0.0105

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity Global Commodity Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2012, the total expense ratio of Class B ranked equal to its competitive median for 2012, and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management &
Research (U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GCS-UANN-1213
1.879379.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Commodity Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Global Commodity
Stock Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-7.64%	7.20%
Class T (incl. 3.50% sales charge)	-5.68%	7.47%
Class B (incl. contingent deferred sales charge) B	-7.61%	7.41%
Class C (incl. contingent deferred sales charge) C	-3.72%	7.76%

A From March 25, 2009.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Class A on March 25, 2009, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Global Commodity Stock Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned - 2.00%, -2.26%, -2.75% and -2.75%, respectively (excluding sales charges), lagging the broad market MSCI ACWI index and the MSCI® ACWI® (All Country World Index) Commodity Producers Sector Capped Index, which returned 0.57%. Relative to the sector benchmark, the fund was hurt by a sizable overweighting in gold stocks. The market was unfavorable to gold and gold stocks for much of the period, as the price of the precious metal price fell by 23% by period end. The gold stocks owned by the fund were hit particularly hard, including Barrick Gold, the fund's largest individual detractor. Conversely, positioning in fertilizers & agricultural chemicals helped, due in part to good timing with potash-related fertilizing companies such as Potash Corporation of Saskatchewan, along with underweightings in K&S and Uralkali, both of which I sold from the fund by period end. Overweighting oil & gas exploration & production also contributed, with investments in Petrominerales, Anadarko Petroleum and a non-index stake in C&C Energia among the fund's top relative performers. I sold Petrominerales and C&C Energia by period end to take profits, but remained overweighted in Anadarko.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.33%
Actual		$ 1,000.00	$ 1,036.60	$ 6.83
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.59%
Actual		$ 1,000.00	$ 1,035.20	$ 8.16
HypotheticalA		$ 1,000.00	$ 1,017.19	$ 8.08
Class B	2.08%
Actual		$ 1,000.00	$ 1,032.40	$ 10.66
HypotheticalA		$ 1,000.00	$ 1,014.72	$ 10.56
Class C	2.09%
Actual		$ 1,000.00	$ 1,032.50	$ 10.71
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Global Commodity Stock	1.08%
Actual		$ 1,000.00	$ 1,037.10	$ 5.55
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50
Institutional Class	1.02%
Actual		$ 1,000.00	$ 1,037.90	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	6.3	6.4
BHP Billiton PLC	5.3	5.2
Syngenta AG (Switzerland)	4.4	4.4
Potash Corp. of Saskatchewan, Inc.	3.4	1.6
Peabody Energy Corp.	3.3	3.0
Rio Tinto PLC	3.3	3.1
Chevron Corp.	3.3	0.4
Bunge Ltd.	3.1	2.0
Archer Daniels Midland Co.	3.1	2.5
International Paper Co.	2.5	2.2
	38.0
Top Industries (% of fund's net assets)
As of October 31, 2013
Energy 33.6%
Agriculture 32.5%
Metals 30.9%
Other 2.5%
Short-Term Investments and Net Other Assets 0.5%

As of April 30, 2013
Metals 37.6%
Energy 35.7%
Agriculture 24.9%
Other 1.6%
Short-Term Investments and Net Other Assets 0.2%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
AEROSPACE & DEFENSE - 0.1%
Aerospace & Defense - 0.1%
Precision Castparts Corp.	500	$ 126,725
Rolls-Royce Group PLC	6,800	125,386
		252,111
CHEMICALS - 22.2%
Commodity Chemicals - 0.2%
Axiall Corp.	16,400	637,796
Cabot Corp.	2,800	130,508
		768,304
Diversified Chemicals - 0.3%
Eastman Chemical Co.	1,700	133,943
FMC Corp.	1,700	123,692
Huntsman Corp.	5,800	134,676
Lanxess AG	10,100	710,896
		1,103,207
Fertilizers & Agricultural Chemicals - 21.7%
Agrium, Inc.	86,600	7,392,126
CF Industries Holdings, Inc.	29,872	6,440,403
China BlueChemical Ltd. (H Shares)	906,000	581,953
Intrepid Potash, Inc. (d)	99,700	1,480,545
Israel Chemicals Ltd.	202,400	1,674,876
Israel Corp. Ltd. (Class A) (a)	1,000	504,502
Monsanto Co.	248,400	26,052,190
Potash Corp. of Saskatchewan, Inc.	456,000	14,170,048
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (d)	102,300	2,824,503
Syngenta AG (Switzerland)	45,287	18,278,589
Taiwan Fertilizer Co. Ltd.	240,000	570,749
The Mosaic Co.	143,359	6,573,010
Yara International ASA	84,800	3,660,913
		90,204,407
TOTAL CHEMICALS		92,075,918
CONSTRUCTION & ENGINEERING - 0.3%
Construction & Engineering - 0.3%
Boart Longyear Ltd. (d)	2,635,000	1,070,902
Chiyoda Corp.	11,000	139,494
		1,210,396
Common Stocks - continued
	Shares	Value
CONSTRUCTION MATERIALS - 0.1%
Construction Materials - 0.1%
Eagle Materials, Inc.	5,400	$ 405,054
Vulcan Materials Co.	3,400	182,070
		587,124
CONTAINERS & PACKAGING - 0.5%
Paper Packaging - 0.5%
Rock-Tenn Co. Class A	20,100	2,150,901
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
Eaton Corp. PLC	1,900	134,064
ENERGY EQUIPMENT & SERVICES - 1.1%
Oil & Gas Drilling - 0.8%
Ensco PLC Class A	7,500	432,375
Noble Corp.	14,100	531,570
Ocean Rig UDW, Inc. (United States) (a)	63,747	1,117,485
Vantage Drilling Co. (a)	717,582	1,277,296
		3,358,726
Oil & Gas Equipment & Services - 0.3%
Cameron International Corp. (a)	11,200	614,432
FMC Technologies, Inc. (a)	400	20,220
Halliburton Co.	200	10,606
National Oilwell Varco, Inc.	4,900	397,782
TGS Nopec Geophysical Co. ASA	4,800	132,073
		1,175,113
TOTAL ENERGY EQUIPMENT & SERVICES		4,533,839
FOOD PRODUCTS - 6.9%
Agricultural Products - 6.9%
Archer Daniels Midland Co.	311,500	12,740,350
Bunge Ltd.	158,400	13,009,392
China Agri-Industries Holdings Ltd.	1,458,300	684,666
Golden Agri-Resources Ltd.	3,377,000	1,631,138
Ingredion, Inc.	400	26,304
Kernel Holding SA (a)	8,400	113,142
PT Charoen Pokphand Indonesia Tbk	806,500	279,027
Wilmar International Ltd.	78,000	217,260
		28,701,279
Common Stocks - continued
	Shares	Value
MACHINERY - 0.5%
Construction & Farm Machinery & Heavy Trucks - 0.5%
Caterpillar, Inc.	3,000	$ 250,080
Manitowoc Co., Inc.	65,300	1,270,738
Samsung Heavy Industries Co. Ltd.	9,190	337,282
		1,858,100
METALS & MINING - 30.9%
Aluminum - 0.3%
Alcoa, Inc.	130,900	1,213,443
Diversified Metals & Mining - 16.1%
Anglo American PLC (United Kingdom)	217,351	5,175,234
BHP Billiton PLC	716,093	22,097,554
Boliden AB	8,400	119,647
Copper Mountain Mining Corp. (a)	793,131	1,308,383
First Quantum Minerals Ltd.	93,424	1,772,337
Freeport-McMoRan Copper & Gold, Inc.	163,100	5,995,556
Glencore Xstrata PLC	1,649,452	8,992,087
Grupo Mexico SA de CV Series B	755,611	2,386,612
Iluka Resources Ltd.	53,014	516,094
Norilsk Nickel OJSC sponsored ADR	41,300	626,521
Rio Tinto PLC	270,887	13,706,931
Sesa Sterlite Ltd.	13,072	42,849
Sumitomo Metal Mining Co. Ltd.	45,000	623,277
Teck Resources Ltd. Class B (sub. vtg.)	89,100	2,384,204
Turquoise Hill Resources Ltd. (a)(d)	109,214	526,875
Walter Energy, Inc. (d)	26,000	413,140
		66,687,301
Gold - 8.2%
Agnico Eagle Mines Ltd. (Canada)	38,000	1,128,356
AngloGold Ashanti Ltd. sponsored ADR	64,700	976,970
Argonaut Gold, Inc. (a)	93,200	518,448
B2Gold Corp. (a)	281,680	697,007
Barrick Gold Corp.	252,500	4,911,236
Compania de Minas Buenaventura SA sponsored ADR	23,600	342,200
Detour Gold Corp. (a)	106,500	870,263
Eldorado Gold Corp.	232,250	1,565,931
Franco-Nevada Corp.	26,746	1,203,333
Gold Fields Ltd. sponsored ADR	145,000	667,000
Goldcorp, Inc.	178,510	4,547,284
Harmony Gold Mining Co. Ltd. sponsored ADR	95,800	325,720
Kinross Gold Corp.	245,005	1,245,410
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
New Gold, Inc. (a)	467,100	$ 2,741,718
Newcrest Mining Ltd.	170,030	1,655,250
Newmont Mining Corp.	85,000	2,317,100
Osisko Mining Corp. (a)	251,528	1,227,907
Premier Gold Mines Ltd. (a)	504,000	1,116,616
Pretium Resources, Inc. (a)	60,300	197,212
Randgold Resources Ltd. sponsored ADR	32,500	2,401,750
Romarco Minerals, Inc. (a)	1,116,500	401,561
Royal Gold, Inc.	25,900	1,244,236
Torex Gold Resources, Inc. (a)	327,400	364,249
Yamana Gold, Inc.	151,100	1,498,464
		34,165,221
Precious Metals & Minerals - 0.9%
Aquarius Platinum Ltd. (United Kingdom) (a)	242,800	168,375
Fresnillo PLC	36,200	566,210
Impala Platinum Holdings Ltd.	38,700	470,318
Industrias Penoles SA de CV	11,200	327,701
Silver Wheaton Corp.	64,200	1,456,838
Tahoe Resources, Inc. (a)	27,300	524,189
		3,513,631
Steel - 5.4%
African Minerals Ltd. (a)(d)	376,300	1,125,265
ArcelorMittal SA Class A unit (d)	157,000	2,474,320
Carpenter Technology Corp.	800	47,464
Eregli Demir ve Celik Fabrikalari T.A.S.	79,770	110,689
Fortescue Metals Group Ltd.	144,789	712,975
Gerdau SA sponsored ADR	179,500	1,423,435
Hyundai Steel Co.	9,415	776,244
JFE Holdings, Inc.	70,500	1,602,796
Jindal Steel & Power Ltd. (a)	50,655	197,157
London Mining PLC (a)	539,586	1,126,887
Nippon Steel & Sumitomo Metal Corp.	236,000	778,931
POSCO	12,732	3,799,125
SunCoke Energy, Inc. (a)	4,000	80,000
Tata Steel Ltd.	50,717	275,625
Thyssenkrupp AG (a)	39,000	996,826
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Vale SA (PN-A) sponsored ADR	453,900	$ 6,645,096
Voestalpine AG	8,500	401,449
		22,574,284
TOTAL METALS & MINING		128,153,880
OIL, GAS & CONSUMABLE FUELS - 32.5%
Coal & Consumable Fuels - 4.1%
Alpha Natural Resources, Inc. (a)	65,037	455,259
Cameco Corp.	47,600	903,471
China Shenhua Energy Co. Ltd. (H Shares)	210,000	639,236
Coal India Ltd.	50,901	237,845
CONSOL Energy, Inc.	20,500	748,250
Peabody Energy Corp.	713,098	13,891,149
Whitehaven Coal Ltd. (d)	58,500	89,572
		16,964,782
Integrated Oil & Gas - 17.6%
BG Group PLC	282,650	5,771,515
BP PLC	580,900	4,509,301
Cenovus Energy, Inc.	49,800	1,479,695
Chevron Corp.	113,100	13,567,476
China Petroleum & Chemical Corp. (H Shares)	1,469,000	1,189,167
ENI SpA	77,727	1,973,252
Exxon Mobil Corp.	103,061	9,236,327
Gazprom OAO sponsored ADR	312,000	2,910,960
Hess Corp.	17,200	1,396,640
Imperial Oil Ltd.	5,400	235,805
InterOil Corp. (a)(d)	12,300	854,235
LUKOIL Oil Co. sponsored ADR	29,500	1,931,365
Occidental Petroleum Corp.	41,300	3,968,104
Origin Energy Ltd.	29,218	404,013
PetroChina Co. Ltd. (H Shares)	1,226,000	1,396,146
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	191,400	3,475,824
PTT PCL (For. Reg.)	42,600	433,870
Repsol YPF SA	34,309	921,413
Royal Dutch Shell PLC Class A (United Kingdom)	178,850	5,956,569
Statoil ASA	66,200	1,566,372
Suncor Energy, Inc.	97,332	3,537,054
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Surgutneftegaz JSC (Reg.)	99,200	$ 87,320
Total SA	102,700	6,300,951
		73,103,374
Oil & Gas Exploration & Production - 10.7%
Anadarko Petroleum Corp.	52,900	5,040,841
Apache Corp.	26,800	2,379,840
Baytex Energy Corp.	4,300	179,481
Beach Energy Ltd.	100,000	135,156
Bonanza Creek Energy, Inc. (a)	200	10,108
Cabot Oil & Gas Corp.	50,600	1,787,192
Cairn India Ltd.	1,100	5,644
Canadian Natural Resources Ltd.	74,000	2,348,497
Chesapeake Energy Corp.	31,800	889,128
Cimarex Energy Co.	5,000	526,750
CNOOC Ltd.	120,000	244,077
CNOOC Ltd. sponsored ADR	8,800	1,780,328
Cobalt International Energy, Inc. (a)	68,900	1,599,169
Concho Resources, Inc. (a)	5,800	641,538
ConocoPhillips Co.	64,000	4,691,200
Continental Resources, Inc. (a)	2,200	250,580
Denbury Resources, Inc. (a)	26,900	510,831
Devon Energy Corp.	22,200	1,403,484
Double Eagle Petroleum Co. (a)(d)	139,905	388,936
EOG Resources, Inc.	15,300	2,729,520
EQT Corp.	9,000	770,490
INPEX Corp.	83,200	961,124
Kodiak Oil & Gas Corp. (a)	700	9,079
Kunlun Energy Co. Ltd.	86,000	140,653
Lundin Petroleum AB (a)	5,900	121,823
Marathon Oil Corp.	53,800	1,896,988
Murphy Oil Corp.	10,700	645,424
Noble Energy, Inc.	26,100	1,955,673
Northern Oil & Gas, Inc. (a)	10,300	169,229
NOVATEK OAO GDR (Reg. S)	2,400	337,200
Oil & Natural Gas Corp. Ltd.	34,000	162,044
Oil Search Ltd. ADR	6,941	55,828
Pacific Rubiales Energy Corp.	25,074	518,723
Painted Pony Petroleum Ltd. (a)(e)	15,000	98,547
Painted Pony Petroleum Ltd. (a)	143,100	940,138
PDC Energy, Inc. (a)	300	20,343
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Penn West Petroleum Ltd.	25,800	$ 288,028
Pioneer Natural Resources Co.	7,500	1,535,850
Platino Energy Corp. (a)	137,400	79,068
PTT Exploration and Production PCL (For. Reg.)	27,600	149,417
QEP Resources, Inc.	12,300	406,638
Rosetta Resources, Inc. (a)	6,100	365,634
Santos Ltd.	30,700	440,174
Southwestern Energy Co. (a)	21,700	807,674
Talisman Energy, Inc.	77,500	966,288
Tullow Oil PLC	80,400	1,215,008
Whiting Petroleum Corp. (a)	6,500	434,785
Woodside Petroleum Ltd.	36,352	1,333,781
		44,367,951
Oil & Gas Storage & Transport - 0.1%
Access Midstream Partners LP	3,400	182,036
Phillips 66 Partners LP	6,400	215,040
		397,076
TOTAL OIL, GAS & CONSUMABLE FUELS		134,833,183
PAPER & FOREST PRODUCTS - 3.8%
Forest Products - 0.4%
Boise Cascade Co.	13,700	350,857
Canfor Corp. (a)	9,100	188,607
West Fraser Timber Co. Ltd.	11,100	1,017,433
		1,556,897
Paper Products - 3.4%
Fibria Celulose SA sponsored ADR (a)(d)	18,600	242,730
International Paper Co.	235,400	10,501,194
Nine Dragons Paper (Holdings) Ltd.	898,000	741,287
Stora Enso Oyj (R Shares)	120,700	1,122,581
UPM-Kymmene Corp.	105,400	1,675,781
		14,283,573
TOTAL PAPER & FOREST PRODUCTS		15,840,470
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Specialized REITs - 0.0%
Rayonier, Inc.	700	$ 32,914
Weyerhaeuser Co.	4,200	127,680
		160,594
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
Tsutsumi Jewelry Co. Ltd.	52,200	1,271,884
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Trading Companies & Distributors - 0.3%
Daewoo International Corp.	31,200	1,150,949
TOTAL COMMON STOCKS (Cost $462,108,346)		412,914,692
Nonconvertible Preferred Stocks - 0.0%

PAPER & FOREST PRODUCTS - 0.0%
Paper Products - 0.0%
Suzano Papel e Celulose SA (Cost $108,030)	28,500	115,516
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.09% (b)	1,219,168	1,219,168
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	6,069,934	6,069,934
TOTAL MONEY MARKET FUNDS (Cost $7,289,102)		7,289,102
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $469,505,478)		420,319,310
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(5,252,796)
NET ASSETS - 100%		$ 415,066,514
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $98,547 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,304
Fidelity Securities Lending Cash Central Fund	554,965
Total	$ 557,269
Other Information

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 412,914,692	$ 326,519,152	$ 86,395,540	$ -
Nonconvertible Preferred Stocks	115,516	115,516	-	-
Money Market Funds	7,289,102	7,289,102	-	-
Total Investments in Securities:	$ 420,319,310	$ 333,923,770	$ 86,395,540	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 7,714,186
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	38.7%
Canada	16.3%
United Kingdom	14.6%
Switzerland	4.5%
Bermuda	3.7%
Bailiwick of Jersey	2.8%
Brazil	2.7%
Australia	1.5%
France	1.5%
Korea (South)	1.5%
Russia	1.5%
Japan	1.3%
Norway	1.3%
Others (Individually Less Than 1%)	8.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,895,555) - See accompanying schedule: Unaffiliated issuers (cost $462,216,376)	$ 413,030,208
Fidelity Central Funds (cost $7,289,102)	7,289,102
Total Investments (cost $469,505,478)		$ 420,319,310
Foreign currency held at value (cost $42,375)		42,375
Receivable for investments sold		10,513,562
Receivable for fund shares sold		210,272
Dividends receivable		753,835
Distributions receivable from Fidelity Central Funds		21,487
Prepaid expenses		911
Other receivables		8,785
Total assets		431,870,537

Liabilities
Payable for investments purchased	$ 9,650,706
Payable for fund shares redeemed	629,022
Accrued management fee	242,227
Distribution and service plan fees payable	41,930
Other affiliated payables	121,216
Other payables and accrued expenses	48,988
Collateral on securities loaned, at value	6,069,934
Total liabilities		16,804,023

Net Assets		$ 415,066,514
Net Assets consist of:
Paid in capital		$ 501,612,128
Undistributed net investment income		4,309,466
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,679,876)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(49,175,204)
Net Assets		$ 415,066,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($71,293,097 ÷ 5,031,565 shares)	$ 14.17

Maximum offering price per share (100/94.25 of $14.17)	$ 15.03
Class T: Net Asset Value and redemption price per share ($12,551,178 ÷ 888,204 shares)	$ 14.13

Maximum offering price per share (100/96.50 of $14.13)	$ 14.64
Class B: Net Asset Value and offering price per share ($2,303,213 ÷ 164,359 shares)A	$ 14.01

Class C: Net Asset Value and offering price per share ($23,829,687 ÷ 1,707,183 shares)A	$ 13.96

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($273,475,891 ÷ 19,204,409 shares)	$ 14.24

Institutional Class: Net Asset Value, offering price and redemption price per share ($31,613,448 ÷ 2,220,504 shares)	$ 14.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 12,264,754
Income from Fidelity Central Funds		557,269
Income before foreign taxes withheld		12,822,023
Less foreign taxes withheld		(937,571)
Total income		11,884,452

Expenses
Management fee	$ 3,417,195
Transfer agent fees	1,423,008
Distribution and service plan fees	573,855
Accounting and security lending fees	252,628
Custodian fees and expenses	70,188
Independent trustees' compensation	2,944
Registration fees	93,616
Audit	54,128
Legal	1,376
Interest	1,106
Miscellaneous	5,026
Total expenses before reductions	5,895,070
Expense reductions	(69,435)	5,825,635
Net investment income (loss)		6,058,817
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(781,472)
Foreign currency transactions	9,027
Total net realized gain (loss)		(772,445)
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,267,158)
Assets and liabilities in foreign currencies	18,814
Total change in net unrealized appreciation (depreciation)		(21,248,344)
Net gain (loss)		(22,020,789)
Net increase (decrease) in net assets resulting from operations		$ (15,961,972)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,058,817	$ 6,227,231
Net realized gain (loss)	(772,445)	(27,607,132)
Change in net unrealized appreciation (depreciation)	(21,248,344)	(8,995,088)
Net increase (decrease) in net assets resulting from operations	(15,961,972)	(30,374,989)
Distributions to shareholders from net investment income	(5,697,049)	(3,692,921)
Distributions to shareholders from net realized gain	-	(671,463)
Total distributions	(5,697,049)	(4,364,384)
Share transactions - net increase (decrease)	(152,423,209)	(156,629,581)
Redemption fees	18,199	31,600
Total increase (decrease) in net assets	(174,064,031)	(191,337,354)

Net Assets
Beginning of period	589,130,545	780,467,899
End of period (including undistributed net investment income of $4,309,466 and undistributed net investment income of $4,752,569, respectively)	$ 415,066,514	$ 589,130,545

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.59	$ 15.14	$ 15.60	$ 13.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16	.11	.12	.19 H	(.01)
Net realized and unrealized gain (loss)	(.45)	(.59)	(.38)	2.20	3.29
Total from investment operations	(.29)	(.48)	(.26)	2.39	3.28
Distributions from net investment income	(.13)	(.05)	(.13)	- K	-
Distributions from net realized gain	-	(.01)	(.06)	(.08)	-
Total distributions	(.13)	(.07) M	(.20) L	(.08)	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	.01
Net asset value, end of period	$ 14.17	$ 14.59	$ 15.14	$ 15.60	$ 13.29
Total Return B, C, D	(2.00)%	(3.19)%	(1.80)%	18.04%	32.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.36%	1.34%	1.32%	1.37%	1.65% A
Expenses net of fee waivers, if any	1.35%	1.34%	1.32%	1.37%	1.50% A
Expenses net of all reductions	1.34%	1.33%	1.31%	1.36%	1.48% A
Net investment income (loss)	1.12%	.80%	.71%	1.35% H	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,293	$ 99,694	$ 127,979	$ 60,370	$ 15,705
Portfolio turnover rate G	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

M Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.54	$ 15.08	$ 15.55	$ 13.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.08	.07	.16 H	(.03)
Net realized and unrealized gain (loss)	(.45)	(.60)	(.38)	2.19	3.29
Total from investment operations	(.33)	(.52)	(.31)	2.35	3.26
Distributions from net investment income	(.08)	(.01)	(.10)	-	-
Distributions from net realized gain	-	(.01)	(.06)	(.07)	-
Total distributions	(.08)	(.02)	(.16)	(.07)	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	.01
Net asset value, end of period	$ 14.13	$ 14.54	$ 15.08	$ 15.55	$ 13.27
Total Return B, C, D	(2.26)%	(3.43)%	(2.09)%	17.73%	32.70%
Ratios to Average Net Assets F, J
Expenses before reductions	1.62%	1.61%	1.60%	1.63%	2.04% A
Expenses net of fee waivers, if any	1.61%	1.61%	1.60%	1.63%	1.75% A
Expenses net of all reductions	1.60%	1.60%	1.59%	1.61%	1.73% A
Net investment income (loss)	.86%	.53%	.43%	1.10% H	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,551	$ 16,692	$ 20,831	$ 11,762	$ 4,665
Portfolio turnover rate G	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 15.00	$ 15.46	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	- K	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.45)	(.59)	(.39)	2.20	3.28
Total from investment operations	(.40)	(.59)	(.40)	2.28	3.21
Distributions from net investment income	- K	-	-	-	-
Distributions from net realized gain	-	-	(.06)	(.04)	-
Total distributions	- K	-	(.06)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	.01
Net asset value, end of period	$ 14.01	$ 14.41	$ 15.00	$ 15.46	$ 13.22
Total Return B, C, D	(2.75)%	(3.93)%	(2.62)%	17.23%	32.20%
Ratios to Average Net Assets F, J
Expenses before reductions	2.11%	2.10%	2.11%	2.16%	2.66% A
Expenses net of fee waivers, if any	2.11%	2.10%	2.11%	2.16%	2.25% A
Expenses net of all reductions	2.10%	2.10%	2.10%	2.15%	2.23% A
Net investment income (loss)	.36%	.03%	(.09)%	.56% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,303	$ 3,097	$ 4,324	$ 4,348	$ 2,726
Portfolio turnover rate G	65%	91%	71%	54%	25% A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 14.95	$ 15.45	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.01	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.44)	(.59)	(.38)	2.19	3.28
Total from investment operations	(.39)	(.58)	(.39)	2.27	3.21
Distributions from net investment income	(.02)	-	(.05)	-	-
Distributions from net realized gain	-	-	(.06)	(.04)	-
Total distributions	(.02)	-	(.11)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	.01
Net asset value, end of period	$ 13.96	$ 14.37	$ 14.95	$ 15.45	$ 13.22
Total Return B, C, D	(2.75)%	(3.88)%	(2.58)%	17.21%	32.20%
Ratios to Average Net Assets F, J
Expenses before reductions	2.11%	2.10%	2.09%	2.14%	2.53% A
Expenses net of fee waivers, if any	2.11%	2.10%	2.09%	2.14%	2.25% A
Expenses net of all reductions	2.10%	2.09%	2.08%	2.13%	2.23% A
Net investment income (loss)	.36%	.03%	(.07)%	.58% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,830	$ 31,865	$ 37,185	$ 14,338	$ 4,798
Portfolio turnover rate G	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2013	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.66	$ 15.21	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19	.15	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.45)	(.60)	(.39)	2.21	3.29
Total from investment operations	(.26)	(.45)	(.23)	2.44	3.30
Distributions from net investment income	(.16)	(.08)	(.16)	(.01)	-
Distributions from net realized gain	-	(.01)	(.06)	(.08)	-
Total distributions	(.16)	(.10) K	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	- J	- J	.01
Net asset value, end of period	$ 14.24	$ 14.66	$ 15.21	$ 15.66	$ 13.31
Total Return B, C	(1.75)%	(2.96)%	(1.59)%	18.38%	33.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.11%	1.10%	1.08%	1.10%	1.42% A
Expenses net of fee waivers, if any	1.11%	1.10%	1.08%	1.10%	1.25% A
Expenses net of all reductions	1.09%	1.09%	1.07%	1.09%	1.23% A
Net investment income (loss)	1.37%	1.04%	.95%	1.62% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 273,476	$ 387,242	$ 531,224	$ 310,186	$ 159,439
Portfolio turnover rate F	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.67	$ 15.22	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.16	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.45)	(.60)	(.38)	2.21	3.29
Total from investment operations	(.25)	(.44)	(.22)	2.44	3.30
Distributions from net investment income	(.18)	(.09)	(.16)	(.01)	-
Distributions from net realized gain	-	(.01)	(.06)	(.08)	-
Total distributions	(.18)	(.11) K	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	- J	- J	.01
Net asset value, end of period	$ 14.24	$ 14.67	$ 15.22	$ 15.66	$ 13.31
Total Return B, C	(1.71)%	(2.90)%	(1.50)%	18.39%	33.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.04%	1.04%	1.03%	1.09%	1.36% A
Expenses net of fee waivers, if any	1.04%	1.04%	1.03%	1.09%	1.25% A
Expenses net of all reductions	1.03%	1.03%	1.03%	1.07%	1.23% A
Net investment income (loss)	1.43%	1.10%	.99%	1.64% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,613	$ 50,540	$ 58,925	$ 35,739	$ 9,811
Portfolio turnover rate F	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 30,185,400
Gross unrealized depreciation	(86,132,208)
Net unrealized appreciation (depreciation) on securities and other investments	$ (55,946,808)

Tax Cost	$ 476,266,118

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,627,021
Capital loss carryforward	$ (35,236,790)
Net unrealized appreciation (depreciation)	$ (55,935,844)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$ (6,952,413)
No expiration
Short-term	(22,719,124)
Long-term	(5,565,253)
Total no expiration	(28,284,377)
Total capital loss carryforward	$ (35,236,790)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 5,697,049	$ 4,364,384

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $311,798,862 and $462,703,874, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 208,174	$ 2,543
Class T	.25%	.25%	69,496	436
Class B	.75%	.25%	26,532	19,956
Class C	.75%	.25%	269,653	34,543
			$ 573,855	$ 57,478

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,444
Class T	2,976
Class B*	7,373
Class C*	3,342
$ 41,135

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 246,621.30
Class T	42,562.31
Class B	7,942.30
Class C	81,004.30
Global Commodity Stock	944,581.30
Institutional Class	100,298.23
	$ 1,423,008

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,771 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,605,577.41%		$ 1,065

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,125 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $554,965, including $24,917 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $1,129,500. The weighted average interest rate was .65%. The interest expense amounted to $41 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $62,291 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $7,144.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 864,701	$ 437,422
Class T	89,063	12,232
Class B	847	-
Class C	32,277	-
Global Commodity Stock	4,073,304	2,878,965
Institutional Class	636,857	364,302
Total	$ 5,697,049	$ 3,692,921
From net realized gain
Class A	$ -	$ 117,768
Class T	-	19,027
Global Commodity Stock	-	479,827
Institutional Class	-	54,841
Total	$ -	$ 671,463

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	1,201,755	1,675,922	$ 16,769,552	$ 24,194,276
Reinvestment of distributions	52,559	32,805	744,754	472,060
Shares redeemed	(3,054,897)	(3,329,384)	(42,479,556)	(47,357,051)
Net increase (decrease)	(1,800,583)	(1,620,657)	$ (24,965,250)	$ (22,690,715)
Class T
Shares sold	130,604	189,622	$ 1,791,142	$ 2,764,209
Reinvestment of distributions	5,824	1,948	82,471	28,015
Shares redeemed	(396,060)	(424,718)	(5,490,961)	(6,023,857)
Net increase (decrease)	(259,632)	(233,148)	$ (3,617,348)	$ (3,231,633)

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Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class B
Shares sold	7,047	7,831	$ 98,902	$ 113,787
Reinvestment of distributions	54	-	758	-
Shares redeemed	(57,569)	(81,206)	(793,852)	(1,157,702)
Net increase (decrease)	(50,468)	(73,375)	$ (694,192)	$ (1,043,915)
Class C
Shares sold	368,295	492,632	$ 5,059,285	$ 7,143,884
Reinvestment of distributions	1,963	-	27,576	-
Shares redeemed	(880,659)	(761,541)	(12,048,987)	(10,673,957)
Net increase (decrease)	(510,401)	(268,909)	$ (6,962,126)	$ (3,530,073)
Global Commodity Stock
Shares sold	5,296,700	7,606,851	$ 74,369,495	$ 109,989,271
Reinvestment of distributions	264,635	210,059	3,760,465	3,031,159
Shares redeemed	(12,764,042)	(16,330,927)	(177,408,171)	(233,733,610)
Net increase (decrease)	(7,202,707)	(8,514,017)	$ (99,278,211)	$ (120,713,180)
Institutional Class
Shares sold	1,153,936	1,589,148	$ 16,235,437	$ 22,944,496
Reinvestment of distributions	25,953	18,526	368,529	267,335
Shares redeemed	(2,405,021)	(2,034,602)	(33,510,048)	(28,631,896)
Net increase (decrease)	(1,225,132)	(426,928)	$ (16,906,082)	$ (5,420,065)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. O'Hanley, Mr. Lautenbach, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.146	$0.013
Class T	12/09/13	12/06/13	$0.113	$0.013
Class B	12/09/13	12/06/13	$0.029	$0.013
Class C	12/09/13	12/06/13	$0.033	$0.013

Class A designates 72%, Class T designates 100%, Class B designates 100%, and Class C designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, T, B, and C designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.137	$0.0105
Class T	12/10/12	$0.090	$0.0105
Class B	12/10/12	$0.014	$0.0105
Class C	12/10/12	$0.025	$0.0105

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity Global Commodity Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2012, the total expense ratio of Class B ranked equal to its competitive median for 2012, and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGCS-UANN-1213
1.879395.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Commodity Stock

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® Global
Commodity Stock Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Institutional Class	-1.71%	8.91%

A From March 25, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Institutional Class on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Global Commodity Stock Fund: For the year, the fund's Institutional Class shares returned -1.71%, lagging the broad market MSCI ACWI index and the MSCI® ACWI® (All Country World Index) Commodity Producers Sector Capped Index, which returned 0.57%. Relative to the sector benchmark, the fund was hurt by a sizable overweighting in gold stocks. The market was unfavorable to gold and gold stocks for much of the period, as the price of the precious metal price fell by 23% by period end. The gold stocks owned by the fund were hit particularly hard, including Barrick Gold, the fund's largest individual detractor. Conversely, positioning in fertilizers & agricultural chemicals helped, due in part to good timing with potash-related fertilizing companies such as Potash Corporation of Saskatchewan, along with underweightings in K&S and Uralkali, both of which I sold from the fund by period end. Overweighting oil & gas exploration & production also contributed, with investments in Petrominerales, Anadarko Petroleum and a non-index stake in C&C Energia among the fund's top relative performers. I sold Petrominerales and C&C Energia by period end to take profits, but remained overweighted in Anadarko.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.33%
Actual		$ 1,000.00	$ 1,036.60	$ 6.83
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.59%
Actual		$ 1,000.00	$ 1,035.20	$ 8.16
HypotheticalA		$ 1,000.00	$ 1,017.19	$ 8.08
Class B	2.08%
Actual		$ 1,000.00	$ 1,032.40	$ 10.66
HypotheticalA		$ 1,000.00	$ 1,014.72	$ 10.56
Class C	2.09%
Actual		$ 1,000.00	$ 1,032.50	$ 10.71
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Global Commodity Stock	1.08%
Actual		$ 1,000.00	$ 1,037.10	$ 5.55
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50
Institutional Class	1.02%
Actual		$ 1,000.00	$ 1,037.90	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	6.3	6.4
BHP Billiton PLC	5.3	5.2
Syngenta AG (Switzerland)	4.4	4.4
Potash Corp. of Saskatchewan, Inc.	3.4	1.6
Peabody Energy Corp.	3.3	3.0
Rio Tinto PLC	3.3	3.1
Chevron Corp.	3.3	0.4
Bunge Ltd.	3.1	2.0
Archer Daniels Midland Co.	3.1	2.5
International Paper Co.	2.5	2.2
	38.0
Top Industries (% of fund's net assets)
As of October 31, 2013
Energy 33.6%
Agriculture 32.5%
Metals 30.9%
Other 2.5%
Short-Term Investments and Net Other Assets 0.5%

As of April 30, 2013
Metals 37.6%
Energy 35.7%
Agriculture 24.9%
Other 1.6%
Short-Term Investments and Net Other Assets 0.2%

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
AEROSPACE & DEFENSE - 0.1%
Aerospace & Defense - 0.1%
Precision Castparts Corp.	500	$ 126,725
Rolls-Royce Group PLC	6,800	125,386
		252,111
CHEMICALS - 22.2%
Commodity Chemicals - 0.2%
Axiall Corp.	16,400	637,796
Cabot Corp.	2,800	130,508
		768,304
Diversified Chemicals - 0.3%
Eastman Chemical Co.	1,700	133,943
FMC Corp.	1,700	123,692
Huntsman Corp.	5,800	134,676
Lanxess AG	10,100	710,896
		1,103,207
Fertilizers & Agricultural Chemicals - 21.7%
Agrium, Inc.	86,600	7,392,126
CF Industries Holdings, Inc.	29,872	6,440,403
China BlueChemical Ltd. (H Shares)	906,000	581,953
Intrepid Potash, Inc. (d)	99,700	1,480,545
Israel Chemicals Ltd.	202,400	1,674,876
Israel Corp. Ltd. (Class A) (a)	1,000	504,502
Monsanto Co.	248,400	26,052,190
Potash Corp. of Saskatchewan, Inc.	456,000	14,170,048
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (d)	102,300	2,824,503
Syngenta AG (Switzerland)	45,287	18,278,589
Taiwan Fertilizer Co. Ltd.	240,000	570,749
The Mosaic Co.	143,359	6,573,010
Yara International ASA	84,800	3,660,913
		90,204,407
TOTAL CHEMICALS		92,075,918
CONSTRUCTION & ENGINEERING - 0.3%
Construction & Engineering - 0.3%
Boart Longyear Ltd. (d)	2,635,000	1,070,902
Chiyoda Corp.	11,000	139,494
		1,210,396
Common Stocks - continued
	Shares	Value
CONSTRUCTION MATERIALS - 0.1%
Construction Materials - 0.1%
Eagle Materials, Inc.	5,400	$ 405,054
Vulcan Materials Co.	3,400	182,070
		587,124
CONTAINERS & PACKAGING - 0.5%
Paper Packaging - 0.5%
Rock-Tenn Co. Class A	20,100	2,150,901
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
Eaton Corp. PLC	1,900	134,064
ENERGY EQUIPMENT & SERVICES - 1.1%
Oil & Gas Drilling - 0.8%
Ensco PLC Class A	7,500	432,375
Noble Corp.	14,100	531,570
Ocean Rig UDW, Inc. (United States) (a)	63,747	1,117,485
Vantage Drilling Co. (a)	717,582	1,277,296
		3,358,726
Oil & Gas Equipment & Services - 0.3%
Cameron International Corp. (a)	11,200	614,432
FMC Technologies, Inc. (a)	400	20,220
Halliburton Co.	200	10,606
National Oilwell Varco, Inc.	4,900	397,782
TGS Nopec Geophysical Co. ASA	4,800	132,073
		1,175,113
TOTAL ENERGY EQUIPMENT & SERVICES		4,533,839
FOOD PRODUCTS - 6.9%
Agricultural Products - 6.9%
Archer Daniels Midland Co.	311,500	12,740,350
Bunge Ltd.	158,400	13,009,392
China Agri-Industries Holdings Ltd.	1,458,300	684,666
Golden Agri-Resources Ltd.	3,377,000	1,631,138
Ingredion, Inc.	400	26,304
Kernel Holding SA (a)	8,400	113,142
PT Charoen Pokphand Indonesia Tbk	806,500	279,027
Wilmar International Ltd.	78,000	217,260
		28,701,279
Common Stocks - continued
	Shares	Value
MACHINERY - 0.5%
Construction & Farm Machinery & Heavy Trucks - 0.5%
Caterpillar, Inc.	3,000	$ 250,080
Manitowoc Co., Inc.	65,300	1,270,738
Samsung Heavy Industries Co. Ltd.	9,190	337,282
		1,858,100
METALS & MINING - 30.9%
Aluminum - 0.3%
Alcoa, Inc.	130,900	1,213,443
Diversified Metals & Mining - 16.1%
Anglo American PLC (United Kingdom)	217,351	5,175,234
BHP Billiton PLC	716,093	22,097,554
Boliden AB	8,400	119,647
Copper Mountain Mining Corp. (a)	793,131	1,308,383
First Quantum Minerals Ltd.	93,424	1,772,337
Freeport-McMoRan Copper & Gold, Inc.	163,100	5,995,556
Glencore Xstrata PLC	1,649,452	8,992,087
Grupo Mexico SA de CV Series B	755,611	2,386,612
Iluka Resources Ltd.	53,014	516,094
Norilsk Nickel OJSC sponsored ADR	41,300	626,521
Rio Tinto PLC	270,887	13,706,931
Sesa Sterlite Ltd.	13,072	42,849
Sumitomo Metal Mining Co. Ltd.	45,000	623,277
Teck Resources Ltd. Class B (sub. vtg.)	89,100	2,384,204
Turquoise Hill Resources Ltd. (a)(d)	109,214	526,875
Walter Energy, Inc. (d)	26,000	413,140
		66,687,301
Gold - 8.2%
Agnico Eagle Mines Ltd. (Canada)	38,000	1,128,356
AngloGold Ashanti Ltd. sponsored ADR	64,700	976,970
Argonaut Gold, Inc. (a)	93,200	518,448
B2Gold Corp. (a)	281,680	697,007
Barrick Gold Corp.	252,500	4,911,236
Compania de Minas Buenaventura SA sponsored ADR	23,600	342,200
Detour Gold Corp. (a)	106,500	870,263
Eldorado Gold Corp.	232,250	1,565,931
Franco-Nevada Corp.	26,746	1,203,333
Gold Fields Ltd. sponsored ADR	145,000	667,000
Goldcorp, Inc.	178,510	4,547,284
Harmony Gold Mining Co. Ltd. sponsored ADR	95,800	325,720
Kinross Gold Corp.	245,005	1,245,410
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
New Gold, Inc. (a)	467,100	$ 2,741,718
Newcrest Mining Ltd.	170,030	1,655,250
Newmont Mining Corp.	85,000	2,317,100
Osisko Mining Corp. (a)	251,528	1,227,907
Premier Gold Mines Ltd. (a)	504,000	1,116,616
Pretium Resources, Inc. (a)	60,300	197,212
Randgold Resources Ltd. sponsored ADR	32,500	2,401,750
Romarco Minerals, Inc. (a)	1,116,500	401,561
Royal Gold, Inc.	25,900	1,244,236
Torex Gold Resources, Inc. (a)	327,400	364,249
Yamana Gold, Inc.	151,100	1,498,464
		34,165,221
Precious Metals & Minerals - 0.9%
Aquarius Platinum Ltd. (United Kingdom) (a)	242,800	168,375
Fresnillo PLC	36,200	566,210
Impala Platinum Holdings Ltd.	38,700	470,318
Industrias Penoles SA de CV	11,200	327,701
Silver Wheaton Corp.	64,200	1,456,838
Tahoe Resources, Inc. (a)	27,300	524,189
		3,513,631
Steel - 5.4%
African Minerals Ltd. (a)(d)	376,300	1,125,265
ArcelorMittal SA Class A unit (d)	157,000	2,474,320
Carpenter Technology Corp.	800	47,464
Eregli Demir ve Celik Fabrikalari T.A.S.	79,770	110,689
Fortescue Metals Group Ltd.	144,789	712,975
Gerdau SA sponsored ADR	179,500	1,423,435
Hyundai Steel Co.	9,415	776,244
JFE Holdings, Inc.	70,500	1,602,796
Jindal Steel & Power Ltd. (a)	50,655	197,157
London Mining PLC (a)	539,586	1,126,887
Nippon Steel & Sumitomo Metal Corp.	236,000	778,931
POSCO	12,732	3,799,125
SunCoke Energy, Inc. (a)	4,000	80,000
Tata Steel Ltd.	50,717	275,625
Thyssenkrupp AG (a)	39,000	996,826
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Vale SA (PN-A) sponsored ADR	453,900	$ 6,645,096
Voestalpine AG	8,500	401,449
		22,574,284
TOTAL METALS & MINING		128,153,880
OIL, GAS & CONSUMABLE FUELS - 32.5%
Coal & Consumable Fuels - 4.1%
Alpha Natural Resources, Inc. (a)	65,037	455,259
Cameco Corp.	47,600	903,471
China Shenhua Energy Co. Ltd. (H Shares)	210,000	639,236
Coal India Ltd.	50,901	237,845
CONSOL Energy, Inc.	20,500	748,250
Peabody Energy Corp.	713,098	13,891,149
Whitehaven Coal Ltd. (d)	58,500	89,572
		16,964,782
Integrated Oil & Gas - 17.6%
BG Group PLC	282,650	5,771,515
BP PLC	580,900	4,509,301
Cenovus Energy, Inc.	49,800	1,479,695
Chevron Corp.	113,100	13,567,476
China Petroleum & Chemical Corp. (H Shares)	1,469,000	1,189,167
ENI SpA	77,727	1,973,252
Exxon Mobil Corp.	103,061	9,236,327
Gazprom OAO sponsored ADR	312,000	2,910,960
Hess Corp.	17,200	1,396,640
Imperial Oil Ltd.	5,400	235,805
InterOil Corp. (a)(d)	12,300	854,235
LUKOIL Oil Co. sponsored ADR	29,500	1,931,365
Occidental Petroleum Corp.	41,300	3,968,104
Origin Energy Ltd.	29,218	404,013
PetroChina Co. Ltd. (H Shares)	1,226,000	1,396,146
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	191,400	3,475,824
PTT PCL (For. Reg.)	42,600	433,870
Repsol YPF SA	34,309	921,413
Royal Dutch Shell PLC Class A (United Kingdom)	178,850	5,956,569
Statoil ASA	66,200	1,566,372
Suncor Energy, Inc.	97,332	3,537,054
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Surgutneftegaz JSC (Reg.)	99,200	$ 87,320
Total SA	102,700	6,300,951
		73,103,374
Oil & Gas Exploration & Production - 10.7%
Anadarko Petroleum Corp.	52,900	5,040,841
Apache Corp.	26,800	2,379,840
Baytex Energy Corp.	4,300	179,481
Beach Energy Ltd.	100,000	135,156
Bonanza Creek Energy, Inc. (a)	200	10,108
Cabot Oil & Gas Corp.	50,600	1,787,192
Cairn India Ltd.	1,100	5,644
Canadian Natural Resources Ltd.	74,000	2,348,497
Chesapeake Energy Corp.	31,800	889,128
Cimarex Energy Co.	5,000	526,750
CNOOC Ltd.	120,000	244,077
CNOOC Ltd. sponsored ADR	8,800	1,780,328
Cobalt International Energy, Inc. (a)	68,900	1,599,169
Concho Resources, Inc. (a)	5,800	641,538
ConocoPhillips Co.	64,000	4,691,200
Continental Resources, Inc. (a)	2,200	250,580
Denbury Resources, Inc. (a)	26,900	510,831
Devon Energy Corp.	22,200	1,403,484
Double Eagle Petroleum Co. (a)(d)	139,905	388,936
EOG Resources, Inc.	15,300	2,729,520
EQT Corp.	9,000	770,490
INPEX Corp.	83,200	961,124
Kodiak Oil & Gas Corp. (a)	700	9,079
Kunlun Energy Co. Ltd.	86,000	140,653
Lundin Petroleum AB (a)	5,900	121,823
Marathon Oil Corp.	53,800	1,896,988
Murphy Oil Corp.	10,700	645,424
Noble Energy, Inc.	26,100	1,955,673
Northern Oil & Gas, Inc. (a)	10,300	169,229
NOVATEK OAO GDR (Reg. S)	2,400	337,200
Oil & Natural Gas Corp. Ltd.	34,000	162,044
Oil Search Ltd. ADR	6,941	55,828
Pacific Rubiales Energy Corp.	25,074	518,723
Painted Pony Petroleum Ltd. (a)(e)	15,000	98,547
Painted Pony Petroleum Ltd. (a)	143,100	940,138
PDC Energy, Inc. (a)	300	20,343
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Penn West Petroleum Ltd.	25,800	$ 288,028
Pioneer Natural Resources Co.	7,500	1,535,850
Platino Energy Corp. (a)	137,400	79,068
PTT Exploration and Production PCL (For. Reg.)	27,600	149,417
QEP Resources, Inc.	12,300	406,638
Rosetta Resources, Inc. (a)	6,100	365,634
Santos Ltd.	30,700	440,174
Southwestern Energy Co. (a)	21,700	807,674
Talisman Energy, Inc.	77,500	966,288
Tullow Oil PLC	80,400	1,215,008
Whiting Petroleum Corp. (a)	6,500	434,785
Woodside Petroleum Ltd.	36,352	1,333,781
		44,367,951
Oil & Gas Storage & Transport - 0.1%
Access Midstream Partners LP	3,400	182,036
Phillips 66 Partners LP	6,400	215,040
		397,076
TOTAL OIL, GAS & CONSUMABLE FUELS		134,833,183
PAPER & FOREST PRODUCTS - 3.8%
Forest Products - 0.4%
Boise Cascade Co.	13,700	350,857
Canfor Corp. (a)	9,100	188,607
West Fraser Timber Co. Ltd.	11,100	1,017,433
		1,556,897
Paper Products - 3.4%
Fibria Celulose SA sponsored ADR (a)(d)	18,600	242,730
International Paper Co.	235,400	10,501,194
Nine Dragons Paper (Holdings) Ltd.	898,000	741,287
Stora Enso Oyj (R Shares)	120,700	1,122,581
UPM-Kymmene Corp.	105,400	1,675,781
		14,283,573
TOTAL PAPER & FOREST PRODUCTS		15,840,470
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Specialized REITs - 0.0%
Rayonier, Inc.	700	$ 32,914
Weyerhaeuser Co.	4,200	127,680
		160,594
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
Tsutsumi Jewelry Co. Ltd.	52,200	1,271,884
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Trading Companies & Distributors - 0.3%
Daewoo International Corp.	31,200	1,150,949
TOTAL COMMON STOCKS (Cost $462,108,346)		412,914,692
Nonconvertible Preferred Stocks - 0.0%

PAPER & FOREST PRODUCTS - 0.0%
Paper Products - 0.0%
Suzano Papel e Celulose SA (Cost $108,030)	28,500	115,516
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.09% (b)	1,219,168	1,219,168
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	6,069,934	6,069,934
TOTAL MONEY MARKET FUNDS (Cost $7,289,102)		7,289,102
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $469,505,478)		420,319,310
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(5,252,796)
NET ASSETS - 100%		$ 415,066,514
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $98,547 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,304
Fidelity Securities Lending Cash Central Fund	554,965
Total	$ 557,269
Other Information

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 412,914,692	$ 326,519,152	$ 86,395,540	$ -
Nonconvertible Preferred Stocks	115,516	115,516	-	-
Money Market Funds	7,289,102	7,289,102	-	-
Total Investments in Securities:	$ 420,319,310	$ 333,923,770	$ 86,395,540	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 7,714,186
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	38.7%
Canada	16.3%
United Kingdom	14.6%
Switzerland	4.5%
Bermuda	3.7%
Bailiwick of Jersey	2.8%
Brazil	2.7%
Australia	1.5%
France	1.5%
Korea (South)	1.5%
Russia	1.5%
Japan	1.3%
Norway	1.3%
Others (Individually Less Than 1%)	8.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,895,555) - See accompanying schedule: Unaffiliated issuers (cost $462,216,376)	$ 413,030,208
Fidelity Central Funds (cost $7,289,102)	7,289,102
Total Investments (cost $469,505,478)		$ 420,319,310
Foreign currency held at value (cost $42,375)		42,375
Receivable for investments sold		10,513,562
Receivable for fund shares sold		210,272
Dividends receivable		753,835
Distributions receivable from Fidelity Central Funds		21,487
Prepaid expenses		911
Other receivables		8,785
Total assets		431,870,537

Liabilities
Payable for investments purchased	$ 9,650,706
Payable for fund shares redeemed	629,022
Accrued management fee	242,227
Distribution and service plan fees payable	41,930
Other affiliated payables	121,216
Other payables and accrued expenses	48,988
Collateral on securities loaned, at value	6,069,934
Total liabilities		16,804,023

Net Assets		$ 415,066,514
Net Assets consist of:
Paid in capital		$ 501,612,128
Undistributed net investment income		4,309,466
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,679,876)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(49,175,204)
Net Assets		$ 415,066,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($71,293,097 ÷ 5,031,565 shares)	$ 14.17

Maximum offering price per share (100/94.25 of $14.17)	$ 15.03
Class T: Net Asset Value and redemption price per share ($12,551,178 ÷ 888,204 shares)	$ 14.13

Maximum offering price per share (100/96.50 of $14.13)	$ 14.64
Class B: Net Asset Value and offering price per share ($2,303,213 ÷ 164,359 shares)A	$ 14.01

Class C: Net Asset Value and offering price per share ($23,829,687 ÷ 1,707,183 shares)A	$ 13.96

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($273,475,891 ÷ 19,204,409 shares)	$ 14.24

Institutional Class: Net Asset Value, offering price and redemption price per share ($31,613,448 ÷ 2,220,504 shares)	$ 14.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 12,264,754
Income from Fidelity Central Funds		557,269
Income before foreign taxes withheld		12,822,023
Less foreign taxes withheld		(937,571)
Total income		11,884,452

Expenses
Management fee	$ 3,417,195
Transfer agent fees	1,423,008
Distribution and service plan fees	573,855
Accounting and security lending fees	252,628
Custodian fees and expenses	70,188
Independent trustees' compensation	2,944
Registration fees	93,616
Audit	54,128
Legal	1,376
Interest	1,106
Miscellaneous	5,026
Total expenses before reductions	5,895,070
Expense reductions	(69,435)	5,825,635
Net investment income (loss)		6,058,817
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(781,472)
Foreign currency transactions	9,027
Total net realized gain (loss)		(772,445)
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,267,158)
Assets and liabilities in foreign currencies	18,814
Total change in net unrealized appreciation (depreciation)		(21,248,344)
Net gain (loss)		(22,020,789)
Net increase (decrease) in net assets resulting from operations		$ (15,961,972)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,058,817	$ 6,227,231
Net realized gain (loss)	(772,445)	(27,607,132)
Change in net unrealized appreciation (depreciation)	(21,248,344)	(8,995,088)
Net increase (decrease) in net assets resulting from operations	(15,961,972)	(30,374,989)
Distributions to shareholders from net investment income	(5,697,049)	(3,692,921)
Distributions to shareholders from net realized gain	-	(671,463)
Total distributions	(5,697,049)	(4,364,384)
Share transactions - net increase (decrease)	(152,423,209)	(156,629,581)
Redemption fees	18,199	31,600
Total increase (decrease) in net assets	(174,064,031)	(191,337,354)

Net Assets
Beginning of period	589,130,545	780,467,899
End of period (including undistributed net investment income of $4,309,466 and undistributed net investment income of $4,752,569, respectively)	$ 415,066,514	$ 589,130,545

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.59	$ 15.14	$ 15.60	$ 13.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16	.11	.12	.19 H	(.01)
Net realized and unrealized gain (loss)	(.45)	(.59)	(.38)	2.20	3.29
Total from investment operations	(.29)	(.48)	(.26)	2.39	3.28
Distributions from net investment income	(.13)	(.05)	(.13)	- K	-
Distributions from net realized gain	-	(.01)	(.06)	(.08)	-
Total distributions	(.13)	(.07) M	(.20) L	(.08)	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	.01
Net asset value, end of period	$ 14.17	$ 14.59	$ 15.14	$ 15.60	$ 13.29
Total Return B, C, D	(2.00)%	(3.19)%	(1.80)%	18.04%	32.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.36%	1.34%	1.32%	1.37%	1.65% A
Expenses net of fee waivers, if any	1.35%	1.34%	1.32%	1.37%	1.50% A
Expenses net of all reductions	1.34%	1.33%	1.31%	1.36%	1.48% A
Net investment income (loss)	1.12%	.80%	.71%	1.35% H	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 71,293	$ 99,694	$ 127,979	$ 60,370	$ 15,705
Portfolio turnover rate G	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

M Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.54	$ 15.08	$ 15.55	$ 13.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.08	.07	.16 H	(.03)
Net realized and unrealized gain (loss)	(.45)	(.60)	(.38)	2.19	3.29
Total from investment operations	(.33)	(.52)	(.31)	2.35	3.26
Distributions from net investment income	(.08)	(.01)	(.10)	-	-
Distributions from net realized gain	-	(.01)	(.06)	(.07)	-
Total distributions	(.08)	(.02)	(.16)	(.07)	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	.01
Net asset value, end of period	$ 14.13	$ 14.54	$ 15.08	$ 15.55	$ 13.27
Total Return B, C, D	(2.26)%	(3.43)%	(2.09)%	17.73%	32.70%
Ratios to Average Net Assets F, J
Expenses before reductions	1.62%	1.61%	1.60%	1.63%	2.04% A
Expenses net of fee waivers, if any	1.61%	1.61%	1.60%	1.63%	1.75% A
Expenses net of all reductions	1.60%	1.60%	1.59%	1.61%	1.73% A
Net investment income (loss)	.86%	.53%	.43%	1.10% H	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,551	$ 16,692	$ 20,831	$ 11,762	$ 4,665
Portfolio turnover rate G	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 15.00	$ 15.46	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	- K	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.45)	(.59)	(.39)	2.20	3.28
Total from investment operations	(.40)	(.59)	(.40)	2.28	3.21
Distributions from net investment income	- K	-	-	-	-
Distributions from net realized gain	-	-	(.06)	(.04)	-
Total distributions	- K	-	(.06)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	.01
Net asset value, end of period	$ 14.01	$ 14.41	$ 15.00	$ 15.46	$ 13.22
Total Return B, C, D	(2.75)%	(3.93)%	(2.62)%	17.23%	32.20%
Ratios to Average Net Assets F, J
Expenses before reductions	2.11%	2.10%	2.11%	2.16%	2.66% A
Expenses net of fee waivers, if any	2.11%	2.10%	2.11%	2.16%	2.25% A
Expenses net of all reductions	2.10%	2.10%	2.10%	2.15%	2.23% A
Net investment income (loss)	.36%	.03%	(.09)%	.56% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,303	$ 3,097	$ 4,324	$ 4,348	$ 2,726
Portfolio turnover rate G	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 14.95	$ 15.45	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05	.01	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.44)	(.59)	(.38)	2.19	3.28
Total from investment operations	(.39)	(.58)	(.39)	2.27	3.21
Distributions from net investment income	(.02)	-	(.05)	-	-
Distributions from net realized gain	-	-	(.06)	(.04)	-
Total distributions	(.02)	-	(.11)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	- K	- K	.01
Net asset value, end of period	$ 13.96	$ 14.37	$ 14.95	$ 15.45	$ 13.22
Total Return B, C, D	(2.75)%	(3.88)%	(2.58)%	17.21%	32.20%
Ratios to Average Net Assets F, J
Expenses before reductions	2.11%	2.10%	2.09%	2.14%	2.53% A
Expenses net of fee waivers, if any	2.11%	2.10%	2.09%	2.14%	2.25% A
Expenses net of all reductions	2.10%	2.09%	2.08%	2.13%	2.23% A
Net investment income (loss)	.36%	.03%	(.07)%	.58% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,830	$ 31,865	$ 37,185	$ 14,338	$ 4,798
Portfolio turnover rate G	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2013	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.66	$ 15.21	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19	.15	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.45)	(.60)	(.39)	2.21	3.29
Total from investment operations	(.26)	(.45)	(.23)	2.44	3.30
Distributions from net investment income	(.16)	(.08)	(.16)	(.01)	-
Distributions from net realized gain	-	(.01)	(.06)	(.08)	-
Total distributions	(.16)	(.10) K	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	- J	- J	.01
Net asset value, end of period	$ 14.24	$ 14.66	$ 15.21	$ 15.66	$ 13.31
Total Return B, C	(1.75)%	(2.96)%	(1.59)%	18.38%	33.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.11%	1.10%	1.08%	1.10%	1.42% A
Expenses net of fee waivers, if any	1.11%	1.10%	1.08%	1.10%	1.25% A
Expenses net of all reductions	1.09%	1.09%	1.07%	1.09%	1.23% A
Net investment income (loss)	1.37%	1.04%	.95%	1.62% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 273,476	$ 387,242	$ 531,224	$ 310,186	$ 159,439
Portfolio turnover rate F	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.67	$ 15.22	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.16	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.45)	(.60)	(.38)	2.21	3.29
Total from investment operations	(.25)	(.44)	(.22)	2.44	3.30
Distributions from net investment income	(.18)	(.09)	(.16)	(.01)	-
Distributions from net realized gain	-	(.01)	(.06)	(.08)	-
Total distributions	(.18)	(.11) K	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	- J	- J	.01
Net asset value, end of period	$ 14.24	$ 14.67	$ 15.22	$ 15.66	$ 13.31
Total Return B, C	(1.71)%	(2.90)%	(1.50)%	18.39%	33.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.04%	1.04%	1.03%	1.09%	1.36% A
Expenses net of fee waivers, if any	1.04%	1.04%	1.03%	1.09%	1.25% A
Expenses net of all reductions	1.03%	1.03%	1.03%	1.07%	1.23% A
Net investment income (loss)	1.43%	1.10%	.99%	1.64% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,613	$ 50,540	$ 58,925	$ 35,739	$ 9,811
Portfolio turnover rate F	65%	91%	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 30,185,400
Gross unrealized depreciation	(86,132,208)
Net unrealized appreciation (depreciation) on securities and other investments	$ (55,946,808)

Tax Cost	$ 476,266,118

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,627,021
Capital loss carryforward	$ (35,236,790)
Net unrealized appreciation (depreciation)	$ (55,935,844)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$ (6,952,413)
No expiration
Short-term	(22,719,124)
Long-term	(5,565,253)
Total no expiration	(28,284,377)
Total capital loss carryforward	$ (35,236,790)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 5,697,049	$ 4,364,384

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $311,798,862 and $462,703,874, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 208,174	$ 2,543
Class T	.25%	.25%	69,496	436
Class B	.75%	.25%	26,532	19,956
Class C	.75%	.25%	269,653	34,543
			$ 573,855	$ 57,478

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,444
Class T	2,976
Class B*	7,373
Class C*	3,342
$ 41,135

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 246,621.30
Class T	42,562.31
Class B	7,942.30
Class C	81,004.30
Global Commodity Stock	944,581.30
Institutional Class	100,298.23
	$ 1,423,008

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,771 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,605,577.41%		$ 1,065

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,125 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $554,965, including $24,917 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $1,129,500. The weighted average interest rate was .65%. The interest expense amounted to $41 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $62,291 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $7,144.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 864,701	$ 437,422
Class T	89,063	12,232
Class B	847	-
Class C	32,277	-
Global Commodity Stock	4,073,304	2,878,965
Institutional Class	636,857	364,302
Total	$ 5,697,049	$ 3,692,921
From net realized gain
Class A	$ -	$ 117,768
Class T	-	19,027
Global Commodity Stock	-	479,827
Institutional Class	-	54,841
Total	$ -	$ 671,463

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	1,201,755	1,675,922	$ 16,769,552	$ 24,194,276
Reinvestment of distributions	52,559	32,805	744,754	472,060
Shares redeemed	(3,054,897)	(3,329,384)	(42,479,556)	(47,357,051)
Net increase (decrease)	(1,800,583)	(1,620,657)	$ (24,965,250)	$ (22,690,715)
Class T
Shares sold	130,604	189,622	$ 1,791,142	$ 2,764,209
Reinvestment of distributions	5,824	1,948	82,471	28,015
Shares redeemed	(396,060)	(424,718)	(5,490,961)	(6,023,857)
Net increase (decrease)	(259,632)	(233,148)	$ (3,617,348)	$ (3,231,633)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class B
Shares sold	7,047	7,831	$ 98,902	$ 113,787
Reinvestment of distributions	54	-	758	-
Shares redeemed	(57,569)	(81,206)	(793,852)	(1,157,702)
Net increase (decrease)	(50,468)	(73,375)	$ (694,192)	$ (1,043,915)
Class C
Shares sold	368,295	492,632	$ 5,059,285	$ 7,143,884
Reinvestment of distributions	1,963	-	27,576	-
Shares redeemed	(880,659)	(761,541)	(12,048,987)	(10,673,957)
Net increase (decrease)	(510,401)	(268,909)	$ (6,962,126)	$ (3,530,073)
Global Commodity Stock
Shares sold	5,296,700	7,606,851	$ 74,369,495	$ 109,989,271
Reinvestment of distributions	264,635	210,059	3,760,465	3,031,159
Shares redeemed	(12,764,042)	(16,330,927)	(177,408,171)	(233,733,610)
Net increase (decrease)	(7,202,707)	(8,514,017)	$ (99,278,211)	$ (120,713,180)
Institutional Class
Shares sold	1,153,936	1,589,148	$ 16,235,437	$ 22,944,496
Reinvestment of distributions	25,953	18,526	368,529	267,335
Shares redeemed	(2,405,021)	(2,034,602)	(33,510,048)	(28,631,896)
Net increase (decrease)	(1,225,132)	(426,928)	$ (16,906,082)	$ (5,420,065)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. O'Hanley, Mr. Lautenbach, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.188	$0.013

Institutional Class designates 53% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/12	$0.187	$0.0105

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity Global Commodity Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2012, the total expense ratio of Class B ranked equal to its competitive median for 2012, and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGCSI-UANN-1213
1.879388.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total Emerging Markets

Fund - Class A, Class T,
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class A, Class T, and
Class C are classes of
Fidelity® Total Emerging
Markets Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	0.12%	4.37%
Class T (incl. 3.50% sales charge)	2.23%	5.35%
Class C (incl. contingent deferred sales charge) B	4.31%	6.68%

A From November 1, 2011.

B Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total Emerging Markets Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid persistent preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, world central banks, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, along with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone, with most markets on the Continent notching solid, index-beating gains. Another bright spot, Japan, posted a 34% full-year result, despite a struggling yen and a weak second half. The U.S. - by far the largest index component - also outperformed, up roughly 28%. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as shown by results in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%). Against a strong tilt toward equities, global bond markets fell flat, with the Barclays® Global Aggregate GDP Weighted Index returning -0.15% for the full period.

Comments from John Carlson, Lead Portfolio Manager of Fidelity Advisor® Total Emerging Markets Fund: For the year, the fund's Class A, Class T and Class C shares gained 6.23%, 5.93% and 5.31%, respectively (excluding sales charges). By comparison, the fund's primary benchmark, the MSCI® Emerging Markets Index, returned 6.90%, while the Fidelity Total Emerging Markets Composite IndexSM advanced 3.07%. Versus the Composite index, the biggest boost came from security selection among equities. Here, the top individual contributor was Taiwan's ECLAT Textile, a supplier of performance fabrics that enjoyed pricing power for its products. We also were helped by Mobile TeleSystems, a Russian wireless telecom provider that was lifted by easing competitive conditions and upward revisions to its earnings forecasts. Conversely, the materials sector was the only notable area of weakness. Turning to emerging-markets (EM) debt, an underweighting here was helpful, as were our picks in Venezuela. Detractors included security selection in Russia and Mexico, as our holdings here were primarily long-duration securities that underperformed. It also hurt to largely avoid Argentina, which rallied significantly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.65%
Actual		$ 1,000.00	$ 1,010.70	$ 8.36
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,008.90	$ 9.62
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	2.40%
Actual		$ 1,000.00	$ 1,006.20	$ 12.14
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Total Emerging Markets	1.40%
Actual		$ 1,000.00	$ 1,011.50	$ 7.10
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,011.50	$ 7.10
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Total Emerging Markets Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.6	4.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.4	2.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.6	0.8
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.6	1.3
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.4	1.1
	10.6
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.9	21.9
Information Technology	12.5	10.7
Energy	11.4	13.0
Materials	7.8	8.1
Telecommunication Services	6.7	6.2
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	14.1	10.9
Russia	7.8	8.1
Brazil	7.8	10.1
Cayman Islands	6.8	5.6
Taiwan	5.5	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks and Equity Futures 76.5%	Stocks 75.7%
Bonds 22.2%	Bonds 22.3%
Short-Term Investments and Net Other Assets (Liabilities) 1.3%	Short-Term Investments and Net Other Assets (Liabilities) 2.0%

Annual Report

Fidelity Total Emerging Markets Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 72.7%
	Shares	Value
Argentina - 0.1%
Grupo Financiero Galicia SA sponsored ADR	13,090	$ 126,711
Austria - 0.4%
Erste Group Bank AG	8,890	313,529
Bailiwick of Jersey - 0.3%
Atrium European Real Estate Ltd.	45,129	269,973
Bermuda - 1.4%
Aquarius Platinum Ltd. (Australia) (a)	117,431	77,138
BW Offshore Ltd.	228,373	313,420
Cosan Ltd. Class A	17,863	281,521
GP Investments Ltd. Class A (depositary receipt) (a)	101,622	182,359
Shangri-La Asia Ltd.	110,000	201,470
Stolt-Nielsen SA	7,271	205,804
TOTAL BERMUDA		1,261,712
Brazil - 6.8%
Anhanguera Educacional Participacoes SA	34,600	206,964
Arezzo Industria e Comercio SA	9,700	145,054
BHG SA (Brazil Hospitality Group) (a)	13,600	99,563
BR Properties SA	42,820	363,173
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	8,700	323,640
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	20,630	218,884
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR	13,665	189,670
Estacio Participacoes SA	24,200	186,885
Fibria Celulose SA (a)	10,000	129,676
Gerdau SA sponsored ADR	44,800	355,264
Itau Unibanco Holding SA sponsored ADR	76,790	1,183,334
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	11,606	210,765
sponsored ADR	26,526	462,348
Smiles SA	14,300	187,607
TIM Participacoes SA sponsored ADR	3,280	83,378
Ultrapar Participacoes SA	21,700	578,292
Vale SA (PN-A) sponsored ADR	72,200	1,057,008
TOTAL BRAZIL		5,981,505
British Virgin Islands - 0.0%
Luxoft Holding, Inc.	1,100	32,142
Canada - 0.6%
First Quantum Minerals Ltd.	12,500	237,136
Common Stocks - continued
	Shares	Value
Canada - continued
Goldcorp, Inc.	5,900	$ 150,294
Pan American Silver Corp.	9,200	97,612
Torex Gold Resources, Inc. (a)	61,700	68,644
TOTAL CANADA		553,686
Cayman Islands - 6.1%
21Vianet Group, Inc. ADR (a)	10,920	196,560
58.com, Inc. ADR	300	7,236
Anta Sports Products Ltd.	149,000	213,708
Anton Oilfield Services Group	356,000	224,997
China Liansu Group Holdings Ltd.	270,000	172,733
Cimc Enric Holdings Ltd.	124,000	174,652
Ctrip.com International Ltd. sponsored ADR (a)	4,400	238,700
Eurasia Drilling Co. Ltd. GDR (Reg. S)	8,934	378,355
GCL-Poly Energy Holdings Ltd. (a)	1,193,000	366,225
Greatview Aseptic Pack Co. Ltd.	398,000	250,515
Haitian International Holdings Ltd.	78,000	187,932
Hengan International Group Co. Ltd.	42,000	514,369
Hilong Holding Ltd.	166,000	110,481
Springland International Holdings Ltd.	300,000	164,452
Tencent Holdings Ltd.	25,800	1,408,301
Uni-President China Holdings Ltd.	272,000	271,895
Veripos	29,165	144,036
Xueda Education Group sponsored ADR	28,100	131,508
Yingde Gases Group Co. Ltd.	188,000	193,020
TOTAL CAYMAN ISLANDS		5,349,675
Chile - 1.2%
Banco Santander Chile	5,905,977	362,948
Embotelladora Andina SA ADR	2,300	59,570
Empresa Nacional de Electricidad SA	110,318	168,196
Empresa Nacional de Telecomunicaciones SA (ENTEL)	12,847	197,702
Inversiones La Construccion SA	7,739	116,179
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	4,200	115,962
TOTAL CHILE		1,020,557
China - 5.3%
Anhui Conch Cement Co. Ltd. (H Shares)	73,000	254,695
BBMG Corp. (H Shares)	351,500	252,075
China Communications Construction Co. Ltd. (H Shares)	349,000	284,944
China Construction Bank Corp. (H Shares)	653,000	507,037
China Pacific Insurance Group Co. Ltd. (H Shares)	251,600	908,655
Common Stocks - continued
	Shares	Value
China - continued
China Suntien Green Energy Corp. Ltd. (H Shares)	247,200	$ 86,407
China Telecom Corp. Ltd. (H Shares)	846,157	441,995
Industrial & Commercial Bank of China Ltd. (H Shares)	1,739,000	1,217,950
Maanshan Iron & Steel Ltd. (H Shares) (a)	568,000	145,059
PICC Property & Casualty Co. Ltd. (H Shares)	177,000	271,219
Weichai Power Co. Ltd. (H Shares)	59,400	237,891
TOTAL CHINA		4,607,927
Cyprus - 0.3%
Globaltrans Investment PLC GDR (Reg. S)	19,300	293,360
Czech Republic - 0.1%
Ceske Energeticke Zavody A/S	1,780	51,236
Denmark - 0.2%
Auriga Industries A/S Series B (a)	5,323	208,821
France - 0.2%
Technip SA	1,888	197,769
Hong Kong - 1.3%
AIA Group Ltd.	32,100	162,922
CNOOC Ltd.	24,000	48,815
CNOOC Ltd. sponsored ADR	700	141,617
Far East Horizon Ltd.	343,000	250,846
Lenovo Group Ltd.	418,000	447,491
Sinotruk Hong Kong Ltd.	233,500	122,277
TOTAL HONG KONG		1,173,968
India - 5.3%
Axis Bank Ltd.	31,183	618,711
Bajaj Auto Ltd.	6,012	207,792
Bharti Airtel Ltd.	42,507	253,218
Bharti Infratel Ltd.	81,097	216,942
Eicher Motors Ltd.	3,283	210,853
Grasim Industries Ltd.	4,724	222,055
Indiabulls Real Estate Ltd.	167,722	170,514
ITC Ltd.	106,950	581,401
JK Cement Ltd.	21,830	68,493
Larsen & Toubro Ltd.	19,537	308,698
Lupin Ltd.	14,534	215,798
Maruti Suzuki India Ltd.	11,768	312,456
Mundra Port and SEZ Ltd.	107,251	253,230
NHPC Ltd.	481,849	141,527
NTPC Ltd.	107,028	258,956
Petronet LNG Ltd.	78,017	157,303
Common Stocks - continued
	Shares	Value
India - continued
Phoenix Mills Ltd. (a)	34,705	$ 131,895
SREI Infrastructure Finance Ltd.	435,998	144,687
Ultratech Cemco Ltd.	5,561	177,490
TOTAL INDIA		4,652,019
Indonesia - 1.3%
PT AKR Corporindo Tbk	247,500	106,486
PT Bakrieland Development Tbk (a)	21,996,000	97,564
PT Bank Rakyat Indonesia Tbk	398,000	278,925
PT Bank Tabungan Negara Tbk	1,280,200	110,161
PT Kalbe Farma Tbk	1,665,500	192,073
PT Telkomunikasi Indonesia Tbk sponsored ADR	7,626	310,836
TOTAL INDONESIA		1,096,045
Isle of Man - 0.0%
IBS Group Holding Ltd. GDR (Reg. S)	1,300	35,116
Israel - 0.2%
NICE Systems Ltd. sponsored ADR	4,500	176,310
Kenya - 0.3%
Equity Bank Ltd.	576,900	239,953
Korea (South) - 13.2%
AMOREPACIFIC Group, Inc.	727	256,541
Daewoo International Corp.	17,225	635,420
Daou Technology, Inc.	11,720	160,679
E-Mart Co. Ltd.	2,632	629,926
Hana Financial Group, Inc.	26,070	1,004,695
Hankook Shell Oil Co. Ltd.	265	131,341
Hyundai Industrial Development & Construction Co.	11,590	257,730
Hyundai Mobis	1,115	314,660
KB Financial Group, Inc.	25,480	1,002,989
Korea Electric Power Corp. (a)	9,825	262,255
Korea Plant Service & Engineering Co. Ltd.	370	18,757
Korean Reinsurance Co.	27,060	303,420
KT&G Corp.	3,666	267,710
LG Chemical Ltd.	1,313	370,537
LG Corp.	5,031	297,229
Lotte Chemical Corp.	822	168,462
NHN Corp.	1,129	635,094
Oci Co. Ltd.	1,507	272,637
POSCO sponsored ADR	5,000	372,300
Samsung Electronics Co. Ltd.	2,306	3,183,223
Samsung Life Insurance Co. Ltd.	4,099	403,612
Common Stocks - continued
	Shares	Value
Korea (South) - continued
SK Hynix, Inc. (a)	8,360	$ 251,679
SK Telecom Co. Ltd.	1,502	327,153
TOTAL KOREA (SOUTH)		11,528,049
Luxembourg - 0.3%
Subsea 7 SA	12,335	260,871
Malaysia - 0.3%
Petronas Dagangan Bhd	22,500	218,121
Tenaga Nasional Bhd	10,950	32,713
TOTAL MALAYSIA		250,834
Mexico - 4.0%
Alpek SA de CV	42,600	92,434
America Movil S.A.B. de CV Series L sponsored ADR	35,713	764,615
CEMEX SA de CV sponsored ADR	26,435	279,682
El Puerto de Liverpool S.A.B. de CV Class C	20,300	219,240
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	5,450	508,485
Gruma S.A.B. de CV Series B (a)	49,500	339,251
Grupo Comercial Chedraui S.A.B. de CV	70,900	221,711
Grupo Financiero Banorte S.A.B. de CV Series O	65,600	418,722
Grupo Televisa SA de CV (CPO) sponsored ADR	21,000	639,240
TOTAL MEXICO		3,483,380
Netherlands - 0.3%
Fugro NV (Certificaten Van Aandelen)	4,347	272,000
Nigeria - 1.3%
Guaranty Trust Bank PLC GDR (Reg. S)	53,750	419,250
Zenith Bank PLC	5,102,305	692,088
TOTAL NIGERIA		1,111,338
Norway - 0.9%
ElectroMagnetic GeoServices ASA (a)	77,389	89,374
Spectrum ASA	12,824	74,320
TGS Nopec Geophysical Co. ASA	21,811	600,136
TOTAL NORWAY		763,830
Panama - 0.3%
Copa Holdings SA Class A	2,060	308,052
Philippines - 1.1%
Alliance Global Group, Inc.	344,300	209,934
Common Stocks - continued
	Shares	Value
Philippines - continued
Metropolitan Bank & Trust Co.	137,074	$ 282,300
Robinsons Land Corp.	915,700	480,999
TOTAL PHILIPPINES		973,233
Poland - 0.4%
Powszechny Zaklad Ubezpieczen SA	1,874	285,205
Telekomunikacja Polska SA	24,900	80,673
TOTAL POLAND		365,878
Portugal - 0.4%
BPI-SGPS SA (a)	56,385	89,571
Jeronimo Martins SGPS SA	11,900	219,900
TOTAL PORTUGAL		309,471
Russia - 5.3%
DIXY Group OJSC (a)	6,505	85,739
E.ON Russia JSC	6,198,200	481,233
Gazprom OAO sponsored ADR	51,032	476,129
LUKOIL Oil Co.	1,100	72,165
Magnit OJSC	1,776	477,914
Mobile TeleSystems OJSC	83,280	876,666
Norilsk Nickel OJSC ADR	15,400	233,156
RusHydro JSC sponsored ADR	25,070	42,218
Sberbank (Savings Bank of the Russian Federation)	433,550	1,389,707
Sistema JSFC	277,400	309,068
VTB Bank OJSC sponsored GDR (Reg. S)	84,600	235,103
TOTAL RUSSIA		4,679,098
Singapore - 1.1%
Ezion Holdings Ltd.	263,000	474,255
First Resources Ltd.	160,000	251,167
Super Group Ltd. Singapore	60,000	203,349
TOTAL SINGAPORE		928,771
South Africa - 3.8%
Aspen Pharmacare Holdings Ltd.	14,400	400,883
Barclays Africa Group Ltd.	17,591	271,590
Blue Label Telecoms Ltd.	54,600	51,343
Impala Platinum Holdings Ltd.	18,500	224,829
JSE Ltd.	17,210	150,521
Life Healthcare Group Holdings Ltd.	66,300	270,781
MTN Group Ltd.	32,350	643,020
Naspers Ltd. Class N	10,800	1,010,205
Common Stocks - continued
	Shares	Value
South Africa - continued
Reunert Ltd.	20,200	$ 141,860
Wilson Bayly Holmes-Ovcon Ltd.	7,900	138,495
TOTAL SOUTH AFRICA		3,303,527
Sri Lanka - 0.2%
Dialog Axiata PLC	2,387,100	165,948
Taiwan - 5.5%
Chipbond Technology Corp.	74,000	149,332
Chroma ATE, Inc.	43,000	91,449
Cleanaway Co. Ltd.	23,000	143,774
E.SUN Financial Holdings Co. Ltd.	411,700	274,840
ECLAT Textile Co. Ltd.	26,660	293,002
Hon Hai Precision Industry Co. Ltd. (Foxconn)	28,950	73,272
King Slide Works Co. Ltd.	6,000	52,998
MediaTek, Inc.	41,000	559,946
Taiwan Fertilizer Co. Ltd.	156,300	371,700
Taiwan Semiconductor Manufacturing Co. Ltd.	381,000	1,401,553
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	36,242	667,215
Tong Hsing Electronics Industries Ltd.	26,000	137,354
Unified-President Enterprises Corp.	135,739	258,243
Universal Cement Corp.	79,000	72,465
Yuanta Financial Holding Co. Ltd.	443,500	241,074
TOTAL TAIWAN		4,788,217
Thailand - 0.5%
Bangkok Bank PCL (For. Reg.)	61,700	408,360
Togo - 0.2%
Ecobank Transnational, Inc.	2,409,565	210,609
Turkey - 0.9%
Aygaz A/S	24,074	110,225
Tupras Turkiye Petrol Rafinelleri A/S	15,400	349,465
Turkiye Halk Bankasi A/S	36,800	297,718
TOTAL TURKEY		757,408
United Kingdom - 0.4%
John Wood Group PLC	19,934	259,533
Mondi PLC	6,900	123,247
TOTAL UNITED KINGDOM		382,780
United States of America - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	2,400	208,632
InvenSense, Inc. (a)	13,111	221,445
Common Stocks - continued
	Shares	Value
United States of America - continued
Sohu.com, Inc. (a)	3,700	$ 247,752
Universal Display Corp. (a)	2,247	71,679
TOTAL UNITED STATES OF AMERICA		749,508
TOTAL COMMON STOCKS (Cost $54,256,585)		63,643,176
Nonconvertible Preferred Stocks - 3.4%

Brazil - 1.0%
Alpargatas Sa (PN)	28,500	197,192
Banco do Estado Rio Grande do Sul SA	25,700	185,276
Braskem SA (PN-A)	20,300	180,146
Companhia Paranaense de Energia-Copel (PN-B)	715	9,971
Lojas Americanas SA (PN)	38,333	283,707
TOTAL BRAZIL		856,292
Chile - 0.2%
Embotelladora Andina SA Class A	47,759	202,317
Korea (South) - 0.9%
Hyundai Motor Co. Series 2	3,701	418,476
Samsung Electronics Co. Ltd.	374	360,862
TOTAL KOREA (SOUTH)		779,338
Russia - 1.3%
Sberbank (Savings Bank of the Russian Federation)	292,600	755,706
Surgutneftegas	476,850	354,618
TOTAL RUSSIA		1,110,324
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,357,183)		2,948,271
Nonconvertible Bonds - 7.4%
		Principal Amount (c)
Bailiwick of Jersey - 0.2%
Polyus Gold International Ltd. 5.625% 4/29/20 (e)		$ 200,000	199,500
Canada - 0.5%
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (e)		400,000	441,000
Cayman Islands - 0.6%
Odebrecht Finance Ltd. 7.5% (e)(f)		475,000	475,000
Nonconvertible Bonds - continued
		Principal Amount (c)	Value
Costa Rica - 0.2%
Instituto Costarricense de Electricidad 6.95% 11/10/21 (e)		$ 200,000	$ 211,000
Georgia - 0.4%
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (e)		300,000	319,500
Indonesia - 0.2%
PT Pertamina Persero 5.625% 5/20/43 (e)		200,000	168,500
Israel - 0.3%
Israel Electric Corp. Ltd. 6.7% 2/10/17 (e)		250,000	270,625
Kazakhstan - 1.0%
KazMunaiGaz Finance Sub BV 7% 5/5/20 (e)		150,000	171,570
KazMunaiGaz National Co. 5.75% 4/30/43 (e)		300,000	272,220
Zhaikmunai International BV 7.125% 11/13/19 (e)		400,000	424,000
TOTAL KAZAKHSTAN			867,790
Luxembourg - 0.7%
Millicom International Cellular SA 4.75% 5/22/20 (e)		200,000	188,000
RSHB Capital SA:
5.1% 7/25/18 (e)		200,000	204,240
5.298% 12/27/17 (e)		200,000	207,500
TOTAL LUXEMBOURG			599,740
Mexico - 1.2%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	9,750,000	701,251
Petroleos Mexicanos 6.625% (e)(f)		300,000	309,000
TOTAL MEXICO			1,010,251
Netherlands - 0.3%
Indosat Palapa Co. BV 7.375% 7/29/20 (e)		100,000	107,625
Mozambique Ematum Finance 2020 6.305% 9/11/20 (Reg. S)		200,000	188,500
TOTAL NETHERLANDS			296,125
Paraguay - 0.2%
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (e)		200,000	203,000
Trinidad & Tobago - 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (e)		150,000	190,875
Turkey - 0.2%
Arcelik A/S 5% 4/3/23 (e)		200,000	180,000
Nonconvertible Bonds - continued
		Principal Amount (c)	Value
Venezuela - 1.2%
Petroleos de Venezuela SA 8.5% 11/2/17 (e)		$ 1,200,000	$ 1,077,000
TOTAL NONCONVERTIBLE BONDS (Cost $6,679,240)			6,509,906
Government Obligations - 14.9%

Armenia - 0.2%
Republic of Armenia 6% 9/30/20 (e)		200,000	196,750
Aruba - 0.4%
Aruba Government 4.625% 9/14/23 (e)		400,000	376,000
Azerbaijan - 0.4%
State Oil Co. of Azerbaijan Republic 5.45% 2/9/17 (Reg. S)		300,000	321,000
Bahrain - 0.2%
Bahrain Kingdom 6.125% 8/1/23 (e)		200,000	207,000
Barbados - 0.1%
Barbados Government 7% 8/4/22 (e)		100,000	95,000
Belarus - 0.5%
Belarus Republic:
8.75% 8/3/15 (Reg. S)		325,000	325,813
8.95% 1/26/18		100,000	99,250
TOTAL BELARUS			425,063
Belize - 0.2%
Belize Government 5% 2/20/38 (d)(e)		332,500	204,488
Bermuda - 0.1%
Bermuda Government 5.603% 7/20/20 (e)		100,000	106,625
Bolivia - 0.2%
Plurinational State of Bolivia 4.875% 10/29/22 (e)		200,000	195,000
Cayman Islands - 0.1%
Cayman Island Government 5.95% 11/24/19 (e)		100,000	112,000
Congo - 0.3%
Congo Republic 3.5% 6/30/29 (d)		325,883	286,777
Dominican Republic - 0.2%
Dominican Republic 5.875% 4/18/24 (e)		150,000	146,250
Ecuador - 0.5%
Ecuador Republic 9.375% 12/15/15 (e)		386,000	409,160
Government Obligations - continued
		Principal Amount (c)	Value
El Salvador - 0.2%
El Salvador Republic 7.625% 2/1/41 (e)		$ 150,000	$ 156,375
Guatemala - 0.2%
Guatemalan Republic 4.875% 2/13/28 (e)		200,000	188,000
Honduras - 0.2%
Republic of Honduras 7.5% 3/15/24 (e)		200,000	176,000
Hungary - 1.2%
Hungarian Republic:
4.75% 2/3/15		140,000	144,200
6.375% 3/29/21		508,000	551,815
7.625% 3/29/41		350,000	394,188
TOTAL HUNGARY			1,090,203
Iraq - 0.2%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		250,000	216,875
Ivory Coast - 0.3%
Ivory Coast 7.1% 12/31/32 (d)		275,000	248,188
Jamaica - 0.2%
Jamaican Government 8% 6/24/19		150,000	146,625
Jordan - 0.3%
Jordanian Kingdom 3.875% 11/12/15		300,000	300,375
Lebanon - 0.6%
Lebanese Republic:
6.1% 10/4/22		200,000	195,000
11.625% 5/11/16 (Reg. S)		250,000	288,750
TOTAL LEBANON			483,750
Mongolia - 0.2%
Mongolian People's Republic 5.125% 12/5/22 (Reg. S)		200,000	176,600
Morocco - 0.4%
Moroccan Kingdom:
4.25% 12/11/22 (e)		200,000	188,500
5.5% 12/11/42 (e)		200,000	175,000
TOTAL MOROCCO			363,500
Namibia - 0.2%
Republic of Namibia 5.5% 11/3/21 (e)		200,000	210,500
Netherlands - 0.3%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		250,000	270,625
Government Obligations - continued
		Principal Amount (c)	Value
Nigeria - 0.4%
Republic of Nigeria 6.75% 1/28/21 (e)		$ 350,000	$ 383,250
Panama - 0.2%
Panamanian Republic 4.3% 4/29/53		200,000	163,200
Peru - 0.5%
Peruvian Republic:
7.35% 7/21/25		100,000	128,250
8.75% 11/21/33		200,000	291,500
TOTAL PERU			419,750
Philippines - 0.5%
Philippine Republic 10.625% 3/16/25		300,000	474,000
Romania - 0.3%
Romanian Republic 6.75% 2/7/22 (e)		190,000	219,450
Russia - 1.2%
Russian Federation:
5.625% 4/4/42 (e)		350,000	364,000
7.5% 3/31/30 (Reg. S)		250,250	297,798
12.75% 6/24/28 (Reg. S)		225,000	391,500
TOTAL RUSSIA			1,053,298
Senegal - 0.3%
Republic of Senegal 8.75% 5/13/21 (e)		200,000	219,500
Slovenia - 0.5%
Republic of Slovenia:
4.75% 5/10/18 (e)		200,000	197,500
5.85% 5/10/23 (e)		200,000	195,000
TOTAL SLOVENIA			392,500
Sri Lanka - 0.4%
Democratic Socialist Republic of Sri Lanka 6.25% 10/4/20 (e)		300,000	304,500
Tanzania - 0.2%
Tanzania United Republic of 6.3921% 3/8/20 (h)		200,000	209,250
Turkey - 0.3%
Turkish Republic 11.875% 1/15/30		165,000	270,188
Ukraine - 0.7%
Ukraine Government:
7.5% 4/17/23 (Reg. S)		200,000	175,000
Government Obligations - continued
		Principal Amount (c)	Value
Ukraine - continued
Ukraine Government: - continued
7.75% 9/23/20 (e)		$ 225,000	$ 205,583
9.25% 7/24/17 (e)		200,000	193,500
TOTAL UKRAINE			574,083
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% 11/29/13 to 1/2/14 (g)		50,000	49,998
Venezuela - 0.9%
Venezuelan Republic 8.5% 10/8/14		815,000	806,035
Vietnam - 0.3%
Vietnamese Socialist Republic 6.75% 1/29/20 (e)		200,000	218,750
Zambia - 0.2%
Republic of Zambia 5.375% 9/20/22 (e)		200,000	180,500
TOTAL GOVERNMENT OBLIGATIONS (Cost $13,106,317)			13,046,981
Money Market Funds - 1.4%
	Shares
Fidelity Cash Central Fund, 0.09% (b) (Cost $1,249,619)	1,249,619	1,249,619
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $77,648,944)		87,397,953
NET OTHER ASSETS (LIABILITIES) - 0.2%		155,686
NET ASSETS - 100%		$ 87,553,639
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6 NYSE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2013	$ 307,170	$ (9,007)

The face value of futures purchased as a percentage of net assets is 0.4%
Currency Abbreviations
MXN	-	Mexican peso
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Amount is stated in United States dollars unless otherwise noted.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,444,336 or 13.1% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $49,998.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,903
Fidelity Securities Lending Cash Central Fund	20
Total	$ 3,923
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,671,881	$ 5,671,881	$ -	$ -
Consumer Staples	5,673,128	5,673,128	-	-
Energy	6,824,418	6,775,603	48,815	-
Financials	17,832,600	16,829,611	1,002,989	-
Health Care	1,079,535	863,737	215,798	-
Industrials	4,958,488	4,958,488	-	-
Information Technology	11,090,547	9,688,994	1,401,553	-
Materials	6,822,552	6,600,497	222,055	-
Telecommunication Services	4,671,214	3,902,066	769,148	-
Utilities	1,967,084	1,704,829	262,255	-
Corporate Bonds	6,509,906	-	6,509,906	-
Government Obligations	13,046,981	-	13,046,981	-
Money Market Funds	1,249,619	1,249,619	-	-
Total Investments in Securities:	$ 87,397,953	$ 63,918,453	$ 23,479,500	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (9,007)	$ (9,007)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (9,007)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
AAA,AA,A	1.0%
BBB	6.9%
BB	5.5%
B	6.0%
CCC,CC,C	1.6%
Not Rated	1.2%
Equities	76.5%
Short-Term Investments and Net Other Assets	1.3%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Percentages are adjusted for the effect of futures contracts, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $76,399,325)	$ 86,148,334
Fidelity Central Funds (cost $1,249,619)	1,249,619
Total Investments (cost $77,648,944)		$ 87,397,953
Cash		42,610
Foreign currency held at value (cost $91,066)		91,061
Receivable for investments sold		722,628
Receivable for fund shares sold		317,152
Dividends receivable		68,199
Interest receivable		355,898
Distributions receivable from Fidelity Central Funds		106
Prepaid expenses		239
Receivable from investment adviser for expense reductions		50,718
Other receivables		6,124
Total assets		89,052,688

Liabilities
Payable for investments purchased	$ 933,179
Payable for fund shares redeemed	270,336
Accrued management fee	57,802
Distribution and service plan fees payable	12,355
Payable for daily variation margin for derivative instruments	3,420
Other affiliated payables	18,570
Custodian fee payable	140,291
Other payables and accrued expenses	63,096
Total liabilities		1,499,049

Net Assets		$ 87,553,639
Net Assets consist of:
Paid in capital		$ 80,118,542
Undistributed net investment income		1,219,736
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,516,388)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,731,749
Net Assets		$ 87,553,639

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,837,427 ÷ 1,657,238 shares)	$ 11.37

Maximum offering price per share (100/94.25 of $11.37)	$ 12.06
Class T: Net Asset Value and redemption price per share ($5,967,419 ÷ 526,353 shares)	$ 11.34

Maximum offering price per share (100/96.50 of $11.34)	$ 11.75
Class C: Net Asset Value and offering price per share ($7,435,717 ÷ 658,492 shares)A	$ 11.29

Total Emerging Markets: Net Asset Value, offering price and redemption price per share ($49,959,436 ÷ 4,383,198 shares)	$ 11.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,353,640 ÷ 469,800 shares)	$ 11.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 2,210,247
Interest		1,561,521
Income from Fidelity Central Funds		3,923
Income before foreign taxes withheld		3,775,691
Less foreign taxes withheld		(240,765)
Total income		3,534,926

Expenses
Management fee	$ 884,762
Transfer agent fees	222,603
Distribution and service plan fees	128,889
Accounting and security lending fees	56,973
Custodian fees and expenses	410,719
Independent trustees' compensation	654
Registration fees	70,912
Audit	81,699
Legal	281
Interest	253
Miscellaneous	998
Total expenses before reductions	1,858,743
Expense reductions	(223,996)	1,634,747
Net investment income (loss)		1,900,179
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $30,003)	(1,717,551)
Investment not meeting investment restrictions	922
Foreign currency transactions	(84,114)
Futures contracts	(77,497)
Total net realized gain (loss)		(1,878,240)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $54,244)	1,880,839
Assets and liabilities in foreign currencies	415
Futures contracts	(9,007)
Total change in net unrealized appreciation (depreciation)		1,872,247
Net gain (loss)		(5,993)
Net increase (decrease) in net assets resulting from operations		$ 1,894,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	For the period November 1, 2011 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,900,179	$ 1,612,877
Net realized gain (loss)	(1,878,240)	(1,586,062)
Change in net unrealized appreciation (depreciation)	1,872,247	7,859,502
Net increase (decrease) in net assets resulting from operations	1,894,186	7,886,317
Distributions to shareholders from net investment income	(1,561,667)	(96,645)
Distributions to shareholders from net realized gain	(137,352)	-
Total distributions	(1,699,019)	(96,645)
Share transactions - net increase (decrease)	(15,755,086)	95,209,478
Redemption fees	87,191	27,217
Total increase (decrease) in net assets	(15,472,728)	103,026,367

Net Assets
Beginning of period	103,026,367	-
End of period (including undistributed net investment income of $1,219,736 and undistributed net investment income of $1,406,377, respectively)	$ 87,553,639	$ 103,026,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.18	.20
Net realized and unrealized gain (loss)	.48 F	.68
Total from investment operations	.66	.88
Distributions from net investment income	(.15)	(.02)
Distributions from net realized gain	(.01)	-
Total distributions	(.16)	(.02)
Redemption fees added to paid in capital C	.01	- I
Net asset value, end of period	$ 11.37	$ 10.86
Total Return A, B	6.23%	8.80%
Ratios to Average Net Assets D, H
Expenses before reductions	1.89%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%
Expenses net of all reductions	1.62%	1.62%
Net investment income (loss)	1.61%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,837	$ 7,675
Portfolio turnover rate E	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.15	.17
Net realized and unrealized gain (loss)	.48 F	.68
Total from investment operations	.63	.85
Distributions from net investment income	(.12)	(.01)
Distributions from net realized gain	(.01)	-
Total distributions	(.14) J	(.01)
Redemption fees added to paid in capital C	.01	- I
Net asset value, end of period	$ 11.34	$ 10.84
Total Return A, B	5.93%	8.56%
Ratios to Average Net Assets D, H
Expenses before reductions	2.13%	2.10%
Expenses net of fee waivers, if any	1.90%	1.90%
Expenses net of all reductions	1.88%	1.87%
Net investment income (loss)	1.36%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,967	$ 5,823
Portfolio turnover rate E	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.80	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.09	.12
Net realized and unrealized gain (loss)	.47 F	.69
Total from investment operations	.56	.81
Distributions from net investment income	(.07)	(.01)
Distributions from net realized gain	(.01)	-
Total distributions	(.08)	(.01)
Redemption fees added to paid in capital C	.01	- I
Net asset value, end of period	$ 11.29	$ 10.80
Total Return A, B	5.31%	8.07%
Ratios to Average Net Assets D, H
Expenses before reductions	2.65%	2.63%
Expenses net of fee waivers, if any	2.40%	2.40%
Expenses net of all reductions	2.37%	2.37%
Net investment income (loss)	.86%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,436	$ 5,824
Portfolio turnover rate E	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total Emerging Markets

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.21	.22
Net realized and unrealized gain (loss)	.47 E	.69
Total from investment operations	.68	.91
Distributions from net investment income	(.17)	(.02)
Distributions from net realized gain	(.01)	-
Total distributions	(.18)	(.02)
Redemption fees added to paid in capital B	.01	- H
Net asset value, end of period	$ 11.40	$ 10.89
Total Return A	6.44%	9.15%
Ratios to Average Net Assets C, G
Expenses before reductions	1.56%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%
Expenses net of all reductions	1.38%	1.38%
Net investment income (loss)	1.85%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,959	$ 81,416
Portfolio turnover rate D	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.20	.22
Net realized and unrealized gain (loss)	.48 E	.69
Total from investment operations	.68	.91
Distributions from net investment income	(.17)	(.02)
Distributions from net realized gain	(.01)	-
Total distributions	(.18)	(.02)
Redemption fees added to paid in capital B	.01	- H
Net asset value, end of period	$ 11.40	$ 10.89
Total Return A	6.44%	9.15%
Ratios to Average Net Assets C, G
Expenses before reductions	1.63%	1.62%
Expenses net of fee waivers, if any	1.40%	1.40%
Expenses net of all reductions	1.37%	1.37%
Net investment income (loss)	1.86%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,354	$ 2,287
Portfolio turnover rate D	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

securities. For corporate bonds and foreign government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carry forwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,054,189
Gross unrealized depreciation	(2,823,600)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,230,589

Tax Cost	$ 78,167,364

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,161,940
Capital loss carryforward	$ (2,949,184)
Net unrealized appreciation (depreciation)	$ 9,230,033

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

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Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (2,949,184)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 1,699,019	$ 96,645

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from

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4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(77,497) and a change in net unrealized appreciation (depreciation) of $(9,007) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $127,907,727 and $141,712,892, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

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6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 35,394	$ 11,702
Class T	.25%	.25%	31,862	11,312
Class C	.75%	.25%	61,633	54,524
			$ 128,889	$ 77,538

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,119
Class T	3,441
Class C*	578
$ 17,138

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 31,225.22
Class T	15,225.24
Class C	15,227.25
Total Emerging Markets	153,704.19
Institutional Class	7,222.19
	$ 222,603

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $996 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,919,500.39%		$ 253

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has

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7. Committed Line of Credit - continued

agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $248 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.65%	$ 33,991
Class T	1.90%	14,907
Class C	2.40%	15,690
Total Emerging Markets	1.40%	123,344
Institutional Class	1.40%	8,511
		$ 196,443

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $426.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $26,904 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $223.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012 A
From net investment income
Class A	$ 104,565	$ 9,099
Class T	69,282	4,204
Class C	35,970	3,000
Total Emerging Markets	1,316,259	75,940
Institutional Class	35,591	4,402
Total	$ 1,561,667	$ 96,645
From net realized gain
Class A	$ 10,027	$ -
Class T	7,822	-
Class C	7,516	-
Total Emerging Markets	109,039	-
Institutional Class	2,948	-
Total	$ 137,352	$ -

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012 A	2013	2012 A
Class A
Shares sold	1,550,621	723,537	$ 17,267,543	$ 7,311,002
Reinvestment of distributions	9,656	949	105,541	9,099
Shares redeemed	(609,546)	(17,979)	(6,666,165)	(179,387)
Net increase (decrease)	950,731	706,507	$ 10,706,919	$ 7,140,714
Class T
Shares sold	277,882	597,107	$ 3,114,089	$ 6,082,522
Reinvestment of distributions	7,041	439	76,883	4,204
Shares redeemed	(295,695)	(60,421)	(3,268,261)	(637,924)
Net increase (decrease)	(10,772)	537,125	$ (77,289)	$ 5,448,802
Class C
Shares sold	431,831	540,321	$ 4,824,945	$ 5,429,037
Reinvestment of distributions	3,973	314	43,420	3,000
Shares redeemed	(316,804)	(1,143)	(3,521,280)	(12,081)
Net increase (decrease)	119,000	539,492	$ 1,347,085	$ 5,419,956
Total Emerging Markets
Shares sold	5,085,608	8,901,615	$ 57,439,168	$ 89,854,661
Reinvestment of distributions	113,766	7,686	1,243,462	73,759
Shares redeemed	(8,294,710)	(1,430,767)	(89,232,029)	(14,834,512)
Net increase (decrease)	(3,095,336)	7,478,534	$ (30,549,399)	$ 75,093,908
Institutional Class
Shares sold	491,268	209,638	$ 5,357,985	$ 2,101,696
Reinvestment of distributions	3,526	459	38,539	4,402
Shares redeemed	(235,091)	-	(2,578,926)	-
Net increase (decrease)	259,703	210,097	$ 2,817,598	$ 2,106,098

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

12. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for the period indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A designates 71%; Class T designates 82%; and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.155	$0.0157
Class T	12/10/12	$0.135	$0.0157
Class C	12/10/12	$0.085	$0.0157

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-year period, as shown below. A peer group comparison is not shown below.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

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ATEK-UANN-1213
1.931267.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total Emerging Markets

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® Total
Emerging Markets Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Institutional Class	6.44%	7.78%

A From November 1, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total Emerging Markets Fund - Institutional Class on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid persistent preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, world central banks, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, along with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone, with most markets on the Continent notching solid, index-beating gains. Another bright spot, Japan, posted a 34% full-year result, despite a struggling yen and a weak second half. The U.S. - by far the largest index component - also outperformed, up roughly 28%. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as shown by results in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%). Against a strong tilt toward equities, global bond markets fell flat, with the Barclays® Global Aggregate GDP Weighted Index returning -0.15% for the full period.

Comments from John Carlson, Lead Portfolio Manager of Fidelity Advisor® Total Emerging Markets Fund: For the year, the fund's Institutional Class shares gained 6.44%. By comparison, the fund's primary benchmark, the MSCI® Emerging Markets Index, returned 6.90%, while the Fidelity Total Emerging Markets Composite IndexSM advanced 3.07%. Versus the Composite index, the biggest boost came from security selection among equities. Here, the top individual contributor was Taiwan's ECLAT Textile, a supplier of performance fabrics that enjoyed pricing power for its products. We also were helped by Mobile TeleSystems, a Russian wireless telecom provider that was lifted by easing competitive conditions and upward revisions to its earnings forecasts. Conversely, the materials sector was the only notable area of weakness. Turning to emerging-markets (EM) debt, an underweighting here was helpful, as were our picks in Venezuela. Detractors included security selection in Russia and Mexico, as our holdings here were primarily long-duration securities that underperformed. It also hurt to largely avoid Argentina, which rallied significantly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.65%
Actual		$ 1,000.00	$ 1,010.70	$ 8.36
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,008.90	$ 9.62
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	2.40%
Actual		$ 1,000.00	$ 1,006.20	$ 12.14
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Total Emerging Markets	1.40%
Actual		$ 1,000.00	$ 1,011.50	$ 7.10
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,011.50	$ 7.10
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Total Emerging Markets Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.6	4.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.4	2.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.6	0.8
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.6	1.3
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.4	1.1
	10.6
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.9	21.9
Information Technology	12.5	10.7
Energy	11.4	13.0
Materials	7.8	8.1
Telecommunication Services	6.7	6.2
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	14.1	10.9
Russia	7.8	8.1
Brazil	7.8	10.1
Cayman Islands	6.8	5.6
Taiwan	5.5	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks and Equity Futures 76.5%	Stocks 75.7%
Bonds 22.2%	Bonds 22.3%
Short-Term Investments and Net Other Assets (Liabilities) 1.3%	Short-Term Investments and Net Other Assets (Liabilities) 2.0%

Annual Report

Fidelity Total Emerging Markets Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 72.7%
	Shares	Value
Argentina - 0.1%
Grupo Financiero Galicia SA sponsored ADR	13,090	$ 126,711
Austria - 0.4%
Erste Group Bank AG	8,890	313,529
Bailiwick of Jersey - 0.3%
Atrium European Real Estate Ltd.	45,129	269,973
Bermuda - 1.4%
Aquarius Platinum Ltd. (Australia) (a)	117,431	77,138
BW Offshore Ltd.	228,373	313,420
Cosan Ltd. Class A	17,863	281,521
GP Investments Ltd. Class A (depositary receipt) (a)	101,622	182,359
Shangri-La Asia Ltd.	110,000	201,470
Stolt-Nielsen SA	7,271	205,804
TOTAL BERMUDA		1,261,712
Brazil - 6.8%
Anhanguera Educacional Participacoes SA	34,600	206,964
Arezzo Industria e Comercio SA	9,700	145,054
BHG SA (Brazil Hospitality Group) (a)	13,600	99,563
BR Properties SA	42,820	363,173
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	8,700	323,640
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	20,630	218,884
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR	13,665	189,670
Estacio Participacoes SA	24,200	186,885
Fibria Celulose SA (a)	10,000	129,676
Gerdau SA sponsored ADR	44,800	355,264
Itau Unibanco Holding SA sponsored ADR	76,790	1,183,334
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	11,606	210,765
sponsored ADR	26,526	462,348
Smiles SA	14,300	187,607
TIM Participacoes SA sponsored ADR	3,280	83,378
Ultrapar Participacoes SA	21,700	578,292
Vale SA (PN-A) sponsored ADR	72,200	1,057,008
TOTAL BRAZIL		5,981,505
British Virgin Islands - 0.0%
Luxoft Holding, Inc.	1,100	32,142
Canada - 0.6%
First Quantum Minerals Ltd.	12,500	237,136
Common Stocks - continued
	Shares	Value
Canada - continued
Goldcorp, Inc.	5,900	$ 150,294
Pan American Silver Corp.	9,200	97,612
Torex Gold Resources, Inc. (a)	61,700	68,644
TOTAL CANADA		553,686
Cayman Islands - 6.1%
21Vianet Group, Inc. ADR (a)	10,920	196,560
58.com, Inc. ADR	300	7,236
Anta Sports Products Ltd.	149,000	213,708
Anton Oilfield Services Group	356,000	224,997
China Liansu Group Holdings Ltd.	270,000	172,733
Cimc Enric Holdings Ltd.	124,000	174,652
Ctrip.com International Ltd. sponsored ADR (a)	4,400	238,700
Eurasia Drilling Co. Ltd. GDR (Reg. S)	8,934	378,355
GCL-Poly Energy Holdings Ltd. (a)	1,193,000	366,225
Greatview Aseptic Pack Co. Ltd.	398,000	250,515
Haitian International Holdings Ltd.	78,000	187,932
Hengan International Group Co. Ltd.	42,000	514,369
Hilong Holding Ltd.	166,000	110,481
Springland International Holdings Ltd.	300,000	164,452
Tencent Holdings Ltd.	25,800	1,408,301
Uni-President China Holdings Ltd.	272,000	271,895
Veripos	29,165	144,036
Xueda Education Group sponsored ADR	28,100	131,508
Yingde Gases Group Co. Ltd.	188,000	193,020
TOTAL CAYMAN ISLANDS		5,349,675
Chile - 1.2%
Banco Santander Chile	5,905,977	362,948
Embotelladora Andina SA ADR	2,300	59,570
Empresa Nacional de Electricidad SA	110,318	168,196
Empresa Nacional de Telecomunicaciones SA (ENTEL)	12,847	197,702
Inversiones La Construccion SA	7,739	116,179
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	4,200	115,962
TOTAL CHILE		1,020,557
China - 5.3%
Anhui Conch Cement Co. Ltd. (H Shares)	73,000	254,695
BBMG Corp. (H Shares)	351,500	252,075
China Communications Construction Co. Ltd. (H Shares)	349,000	284,944
China Construction Bank Corp. (H Shares)	653,000	507,037
China Pacific Insurance Group Co. Ltd. (H Shares)	251,600	908,655
Common Stocks - continued
	Shares	Value
China - continued
China Suntien Green Energy Corp. Ltd. (H Shares)	247,200	$ 86,407
China Telecom Corp. Ltd. (H Shares)	846,157	441,995
Industrial & Commercial Bank of China Ltd. (H Shares)	1,739,000	1,217,950
Maanshan Iron & Steel Ltd. (H Shares) (a)	568,000	145,059
PICC Property & Casualty Co. Ltd. (H Shares)	177,000	271,219
Weichai Power Co. Ltd. (H Shares)	59,400	237,891
TOTAL CHINA		4,607,927
Cyprus - 0.3%
Globaltrans Investment PLC GDR (Reg. S)	19,300	293,360
Czech Republic - 0.1%
Ceske Energeticke Zavody A/S	1,780	51,236
Denmark - 0.2%
Auriga Industries A/S Series B (a)	5,323	208,821
France - 0.2%
Technip SA	1,888	197,769
Hong Kong - 1.3%
AIA Group Ltd.	32,100	162,922
CNOOC Ltd.	24,000	48,815
CNOOC Ltd. sponsored ADR	700	141,617
Far East Horizon Ltd.	343,000	250,846
Lenovo Group Ltd.	418,000	447,491
Sinotruk Hong Kong Ltd.	233,500	122,277
TOTAL HONG KONG		1,173,968
India - 5.3%
Axis Bank Ltd.	31,183	618,711
Bajaj Auto Ltd.	6,012	207,792
Bharti Airtel Ltd.	42,507	253,218
Bharti Infratel Ltd.	81,097	216,942
Eicher Motors Ltd.	3,283	210,853
Grasim Industries Ltd.	4,724	222,055
Indiabulls Real Estate Ltd.	167,722	170,514
ITC Ltd.	106,950	581,401
JK Cement Ltd.	21,830	68,493
Larsen & Toubro Ltd.	19,537	308,698
Lupin Ltd.	14,534	215,798
Maruti Suzuki India Ltd.	11,768	312,456
Mundra Port and SEZ Ltd.	107,251	253,230
NHPC Ltd.	481,849	141,527
NTPC Ltd.	107,028	258,956
Petronet LNG Ltd.	78,017	157,303
Common Stocks - continued
	Shares	Value
India - continued
Phoenix Mills Ltd. (a)	34,705	$ 131,895
SREI Infrastructure Finance Ltd.	435,998	144,687
Ultratech Cemco Ltd.	5,561	177,490
TOTAL INDIA		4,652,019
Indonesia - 1.3%
PT AKR Corporindo Tbk	247,500	106,486
PT Bakrieland Development Tbk (a)	21,996,000	97,564
PT Bank Rakyat Indonesia Tbk	398,000	278,925
PT Bank Tabungan Negara Tbk	1,280,200	110,161
PT Kalbe Farma Tbk	1,665,500	192,073
PT Telkomunikasi Indonesia Tbk sponsored ADR	7,626	310,836
TOTAL INDONESIA		1,096,045
Isle of Man - 0.0%
IBS Group Holding Ltd. GDR (Reg. S)	1,300	35,116
Israel - 0.2%
NICE Systems Ltd. sponsored ADR	4,500	176,310
Kenya - 0.3%
Equity Bank Ltd.	576,900	239,953
Korea (South) - 13.2%
AMOREPACIFIC Group, Inc.	727	256,541
Daewoo International Corp.	17,225	635,420
Daou Technology, Inc.	11,720	160,679
E-Mart Co. Ltd.	2,632	629,926
Hana Financial Group, Inc.	26,070	1,004,695
Hankook Shell Oil Co. Ltd.	265	131,341
Hyundai Industrial Development & Construction Co.	11,590	257,730
Hyundai Mobis	1,115	314,660
KB Financial Group, Inc.	25,480	1,002,989
Korea Electric Power Corp. (a)	9,825	262,255
Korea Plant Service & Engineering Co. Ltd.	370	18,757
Korean Reinsurance Co.	27,060	303,420
KT&G Corp.	3,666	267,710
LG Chemical Ltd.	1,313	370,537
LG Corp.	5,031	297,229
Lotte Chemical Corp.	822	168,462
NHN Corp.	1,129	635,094
Oci Co. Ltd.	1,507	272,637
POSCO sponsored ADR	5,000	372,300
Samsung Electronics Co. Ltd.	2,306	3,183,223
Samsung Life Insurance Co. Ltd.	4,099	403,612
Common Stocks - continued
	Shares	Value
Korea (South) - continued
SK Hynix, Inc. (a)	8,360	$ 251,679
SK Telecom Co. Ltd.	1,502	327,153
TOTAL KOREA (SOUTH)		11,528,049
Luxembourg - 0.3%
Subsea 7 SA	12,335	260,871
Malaysia - 0.3%
Petronas Dagangan Bhd	22,500	218,121
Tenaga Nasional Bhd	10,950	32,713
TOTAL MALAYSIA		250,834
Mexico - 4.0%
Alpek SA de CV	42,600	92,434
America Movil S.A.B. de CV Series L sponsored ADR	35,713	764,615
CEMEX SA de CV sponsored ADR	26,435	279,682
El Puerto de Liverpool S.A.B. de CV Class C	20,300	219,240
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	5,450	508,485
Gruma S.A.B. de CV Series B (a)	49,500	339,251
Grupo Comercial Chedraui S.A.B. de CV	70,900	221,711
Grupo Financiero Banorte S.A.B. de CV Series O	65,600	418,722
Grupo Televisa SA de CV (CPO) sponsored ADR	21,000	639,240
TOTAL MEXICO		3,483,380
Netherlands - 0.3%
Fugro NV (Certificaten Van Aandelen)	4,347	272,000
Nigeria - 1.3%
Guaranty Trust Bank PLC GDR (Reg. S)	53,750	419,250
Zenith Bank PLC	5,102,305	692,088
TOTAL NIGERIA		1,111,338
Norway - 0.9%
ElectroMagnetic GeoServices ASA (a)	77,389	89,374
Spectrum ASA	12,824	74,320
TGS Nopec Geophysical Co. ASA	21,811	600,136
TOTAL NORWAY		763,830
Panama - 0.3%
Copa Holdings SA Class A	2,060	308,052
Philippines - 1.1%
Alliance Global Group, Inc.	344,300	209,934
Common Stocks - continued
	Shares	Value
Philippines - continued
Metropolitan Bank & Trust Co.	137,074	$ 282,300
Robinsons Land Corp.	915,700	480,999
TOTAL PHILIPPINES		973,233
Poland - 0.4%
Powszechny Zaklad Ubezpieczen SA	1,874	285,205
Telekomunikacja Polska SA	24,900	80,673
TOTAL POLAND		365,878
Portugal - 0.4%
BPI-SGPS SA (a)	56,385	89,571
Jeronimo Martins SGPS SA	11,900	219,900
TOTAL PORTUGAL		309,471
Russia - 5.3%
DIXY Group OJSC (a)	6,505	85,739
E.ON Russia JSC	6,198,200	481,233
Gazprom OAO sponsored ADR	51,032	476,129
LUKOIL Oil Co.	1,100	72,165
Magnit OJSC	1,776	477,914
Mobile TeleSystems OJSC	83,280	876,666
Norilsk Nickel OJSC ADR	15,400	233,156
RusHydro JSC sponsored ADR	25,070	42,218
Sberbank (Savings Bank of the Russian Federation)	433,550	1,389,707
Sistema JSFC	277,400	309,068
VTB Bank OJSC sponsored GDR (Reg. S)	84,600	235,103
TOTAL RUSSIA		4,679,098
Singapore - 1.1%
Ezion Holdings Ltd.	263,000	474,255
First Resources Ltd.	160,000	251,167
Super Group Ltd. Singapore	60,000	203,349
TOTAL SINGAPORE		928,771
South Africa - 3.8%
Aspen Pharmacare Holdings Ltd.	14,400	400,883
Barclays Africa Group Ltd.	17,591	271,590
Blue Label Telecoms Ltd.	54,600	51,343
Impala Platinum Holdings Ltd.	18,500	224,829
JSE Ltd.	17,210	150,521
Life Healthcare Group Holdings Ltd.	66,300	270,781
MTN Group Ltd.	32,350	643,020
Naspers Ltd. Class N	10,800	1,010,205
Common Stocks - continued
	Shares	Value
South Africa - continued
Reunert Ltd.	20,200	$ 141,860
Wilson Bayly Holmes-Ovcon Ltd.	7,900	138,495
TOTAL SOUTH AFRICA		3,303,527
Sri Lanka - 0.2%
Dialog Axiata PLC	2,387,100	165,948
Taiwan - 5.5%
Chipbond Technology Corp.	74,000	149,332
Chroma ATE, Inc.	43,000	91,449
Cleanaway Co. Ltd.	23,000	143,774
E.SUN Financial Holdings Co. Ltd.	411,700	274,840
ECLAT Textile Co. Ltd.	26,660	293,002
Hon Hai Precision Industry Co. Ltd. (Foxconn)	28,950	73,272
King Slide Works Co. Ltd.	6,000	52,998
MediaTek, Inc.	41,000	559,946
Taiwan Fertilizer Co. Ltd.	156,300	371,700
Taiwan Semiconductor Manufacturing Co. Ltd.	381,000	1,401,553
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	36,242	667,215
Tong Hsing Electronics Industries Ltd.	26,000	137,354
Unified-President Enterprises Corp.	135,739	258,243
Universal Cement Corp.	79,000	72,465
Yuanta Financial Holding Co. Ltd.	443,500	241,074
TOTAL TAIWAN		4,788,217
Thailand - 0.5%
Bangkok Bank PCL (For. Reg.)	61,700	408,360
Togo - 0.2%
Ecobank Transnational, Inc.	2,409,565	210,609
Turkey - 0.9%
Aygaz A/S	24,074	110,225
Tupras Turkiye Petrol Rafinelleri A/S	15,400	349,465
Turkiye Halk Bankasi A/S	36,800	297,718
TOTAL TURKEY		757,408
United Kingdom - 0.4%
John Wood Group PLC	19,934	259,533
Mondi PLC	6,900	123,247
TOTAL UNITED KINGDOM		382,780
United States of America - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	2,400	208,632
InvenSense, Inc. (a)	13,111	221,445
Common Stocks - continued
	Shares	Value
United States of America - continued
Sohu.com, Inc. (a)	3,700	$ 247,752
Universal Display Corp. (a)	2,247	71,679
TOTAL UNITED STATES OF AMERICA		749,508
TOTAL COMMON STOCKS (Cost $54,256,585)		63,643,176
Nonconvertible Preferred Stocks - 3.4%

Brazil - 1.0%
Alpargatas Sa (PN)	28,500	197,192
Banco do Estado Rio Grande do Sul SA	25,700	185,276
Braskem SA (PN-A)	20,300	180,146
Companhia Paranaense de Energia-Copel (PN-B)	715	9,971
Lojas Americanas SA (PN)	38,333	283,707
TOTAL BRAZIL		856,292
Chile - 0.2%
Embotelladora Andina SA Class A	47,759	202,317
Korea (South) - 0.9%
Hyundai Motor Co. Series 2	3,701	418,476
Samsung Electronics Co. Ltd.	374	360,862
TOTAL KOREA (SOUTH)		779,338
Russia - 1.3%
Sberbank (Savings Bank of the Russian Federation)	292,600	755,706
Surgutneftegas	476,850	354,618
TOTAL RUSSIA		1,110,324
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,357,183)		2,948,271
Nonconvertible Bonds - 7.4%
		Principal Amount (c)
Bailiwick of Jersey - 0.2%
Polyus Gold International Ltd. 5.625% 4/29/20 (e)		$ 200,000	199,500
Canada - 0.5%
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (e)		400,000	441,000
Cayman Islands - 0.6%
Odebrecht Finance Ltd. 7.5% (e)(f)		475,000	475,000
Nonconvertible Bonds - continued
		Principal Amount (c)	Value
Costa Rica - 0.2%
Instituto Costarricense de Electricidad 6.95% 11/10/21 (e)		$ 200,000	$ 211,000
Georgia - 0.4%
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (e)		300,000	319,500
Indonesia - 0.2%
PT Pertamina Persero 5.625% 5/20/43 (e)		200,000	168,500
Israel - 0.3%
Israel Electric Corp. Ltd. 6.7% 2/10/17 (e)		250,000	270,625
Kazakhstan - 1.0%
KazMunaiGaz Finance Sub BV 7% 5/5/20 (e)		150,000	171,570
KazMunaiGaz National Co. 5.75% 4/30/43 (e)		300,000	272,220
Zhaikmunai International BV 7.125% 11/13/19 (e)		400,000	424,000
TOTAL KAZAKHSTAN			867,790
Luxembourg - 0.7%
Millicom International Cellular SA 4.75% 5/22/20 (e)		200,000	188,000
RSHB Capital SA:
5.1% 7/25/18 (e)		200,000	204,240
5.298% 12/27/17 (e)		200,000	207,500
TOTAL LUXEMBOURG			599,740
Mexico - 1.2%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	9,750,000	701,251
Petroleos Mexicanos 6.625% (e)(f)		300,000	309,000
TOTAL MEXICO			1,010,251
Netherlands - 0.3%
Indosat Palapa Co. BV 7.375% 7/29/20 (e)		100,000	107,625
Mozambique Ematum Finance 2020 6.305% 9/11/20 (Reg. S)		200,000	188,500
TOTAL NETHERLANDS			296,125
Paraguay - 0.2%
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (e)		200,000	203,000
Trinidad & Tobago - 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (e)		150,000	190,875
Turkey - 0.2%
Arcelik A/S 5% 4/3/23 (e)		200,000	180,000
Nonconvertible Bonds - continued
		Principal Amount (c)	Value
Venezuela - 1.2%
Petroleos de Venezuela SA 8.5% 11/2/17 (e)		$ 1,200,000	$ 1,077,000
TOTAL NONCONVERTIBLE BONDS (Cost $6,679,240)			6,509,906
Government Obligations - 14.9%

Armenia - 0.2%
Republic of Armenia 6% 9/30/20 (e)		200,000	196,750
Aruba - 0.4%
Aruba Government 4.625% 9/14/23 (e)		400,000	376,000
Azerbaijan - 0.4%
State Oil Co. of Azerbaijan Republic 5.45% 2/9/17 (Reg. S)		300,000	321,000
Bahrain - 0.2%
Bahrain Kingdom 6.125% 8/1/23 (e)		200,000	207,000
Barbados - 0.1%
Barbados Government 7% 8/4/22 (e)		100,000	95,000
Belarus - 0.5%
Belarus Republic:
8.75% 8/3/15 (Reg. S)		325,000	325,813
8.95% 1/26/18		100,000	99,250
TOTAL BELARUS			425,063
Belize - 0.2%
Belize Government 5% 2/20/38 (d)(e)		332,500	204,488
Bermuda - 0.1%
Bermuda Government 5.603% 7/20/20 (e)		100,000	106,625
Bolivia - 0.2%
Plurinational State of Bolivia 4.875% 10/29/22 (e)		200,000	195,000
Cayman Islands - 0.1%
Cayman Island Government 5.95% 11/24/19 (e)		100,000	112,000
Congo - 0.3%
Congo Republic 3.5% 6/30/29 (d)		325,883	286,777
Dominican Republic - 0.2%
Dominican Republic 5.875% 4/18/24 (e)		150,000	146,250
Ecuador - 0.5%
Ecuador Republic 9.375% 12/15/15 (e)		386,000	409,160
Government Obligations - continued
		Principal Amount (c)	Value
El Salvador - 0.2%
El Salvador Republic 7.625% 2/1/41 (e)		$ 150,000	$ 156,375
Guatemala - 0.2%
Guatemalan Republic 4.875% 2/13/28 (e)		200,000	188,000
Honduras - 0.2%
Republic of Honduras 7.5% 3/15/24 (e)		200,000	176,000
Hungary - 1.2%
Hungarian Republic:
4.75% 2/3/15		140,000	144,200
6.375% 3/29/21		508,000	551,815
7.625% 3/29/41		350,000	394,188
TOTAL HUNGARY			1,090,203
Iraq - 0.2%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		250,000	216,875
Ivory Coast - 0.3%
Ivory Coast 7.1% 12/31/32 (d)		275,000	248,188
Jamaica - 0.2%
Jamaican Government 8% 6/24/19		150,000	146,625
Jordan - 0.3%
Jordanian Kingdom 3.875% 11/12/15		300,000	300,375
Lebanon - 0.6%
Lebanese Republic:
6.1% 10/4/22		200,000	195,000
11.625% 5/11/16 (Reg. S)		250,000	288,750
TOTAL LEBANON			483,750
Mongolia - 0.2%
Mongolian People's Republic 5.125% 12/5/22 (Reg. S)		200,000	176,600
Morocco - 0.4%
Moroccan Kingdom:
4.25% 12/11/22 (e)		200,000	188,500
5.5% 12/11/42 (e)		200,000	175,000
TOTAL MOROCCO			363,500
Namibia - 0.2%
Republic of Namibia 5.5% 11/3/21 (e)		200,000	210,500
Netherlands - 0.3%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		250,000	270,625
Government Obligations - continued
		Principal Amount (c)	Value
Nigeria - 0.4%
Republic of Nigeria 6.75% 1/28/21 (e)		$ 350,000	$ 383,250
Panama - 0.2%
Panamanian Republic 4.3% 4/29/53		200,000	163,200
Peru - 0.5%
Peruvian Republic:
7.35% 7/21/25		100,000	128,250
8.75% 11/21/33		200,000	291,500
TOTAL PERU			419,750
Philippines - 0.5%
Philippine Republic 10.625% 3/16/25		300,000	474,000
Romania - 0.3%
Romanian Republic 6.75% 2/7/22 (e)		190,000	219,450
Russia - 1.2%
Russian Federation:
5.625% 4/4/42 (e)		350,000	364,000
7.5% 3/31/30 (Reg. S)		250,250	297,798
12.75% 6/24/28 (Reg. S)		225,000	391,500
TOTAL RUSSIA			1,053,298
Senegal - 0.3%
Republic of Senegal 8.75% 5/13/21 (e)		200,000	219,500
Slovenia - 0.5%
Republic of Slovenia:
4.75% 5/10/18 (e)		200,000	197,500
5.85% 5/10/23 (e)		200,000	195,000
TOTAL SLOVENIA			392,500
Sri Lanka - 0.4%
Democratic Socialist Republic of Sri Lanka 6.25% 10/4/20 (e)		300,000	304,500
Tanzania - 0.2%
Tanzania United Republic of 6.3921% 3/8/20 (h)		200,000	209,250
Turkey - 0.3%
Turkish Republic 11.875% 1/15/30		165,000	270,188
Ukraine - 0.7%
Ukraine Government:
7.5% 4/17/23 (Reg. S)		200,000	175,000
Government Obligations - continued
		Principal Amount (c)	Value
Ukraine - continued
Ukraine Government: - continued
7.75% 9/23/20 (e)		$ 225,000	$ 205,583
9.25% 7/24/17 (e)		200,000	193,500
TOTAL UKRAINE			574,083
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% 11/29/13 to 1/2/14 (g)		50,000	49,998
Venezuela - 0.9%
Venezuelan Republic 8.5% 10/8/14		815,000	806,035
Vietnam - 0.3%
Vietnamese Socialist Republic 6.75% 1/29/20 (e)		200,000	218,750
Zambia - 0.2%
Republic of Zambia 5.375% 9/20/22 (e)		200,000	180,500
TOTAL GOVERNMENT OBLIGATIONS (Cost $13,106,317)			13,046,981
Money Market Funds - 1.4%
	Shares
Fidelity Cash Central Fund, 0.09% (b) (Cost $1,249,619)	1,249,619	1,249,619
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $77,648,944)		87,397,953
NET OTHER ASSETS (LIABILITIES) - 0.2%		155,686
NET ASSETS - 100%		$ 87,553,639
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6 NYSE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2013	$ 307,170	$ (9,007)

The face value of futures purchased as a percentage of net assets is 0.4%
Currency Abbreviations
MXN	-	Mexican peso
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Amount is stated in United States dollars unless otherwise noted.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,444,336 or 13.1% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $49,998.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,903
Fidelity Securities Lending Cash Central Fund	20
Total	$ 3,923
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,671,881	$ 5,671,881	$ -	$ -
Consumer Staples	5,673,128	5,673,128	-	-
Energy	6,824,418	6,775,603	48,815	-
Financials	17,832,600	16,829,611	1,002,989	-
Health Care	1,079,535	863,737	215,798	-
Industrials	4,958,488	4,958,488	-	-
Information Technology	11,090,547	9,688,994	1,401,553	-
Materials	6,822,552	6,600,497	222,055	-
Telecommunication Services	4,671,214	3,902,066	769,148	-
Utilities	1,967,084	1,704,829	262,255	-
Corporate Bonds	6,509,906	-	6,509,906	-
Government Obligations	13,046,981	-	13,046,981	-
Money Market Funds	1,249,619	1,249,619	-	-
Total Investments in Securities:	$ 87,397,953	$ 63,918,453	$ 23,479,500	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (9,007)	$ (9,007)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (9,007)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
AAA,AA,A	1.0%
BBB	6.9%
BB	5.5%
B	6.0%
CCC,CC,C	1.6%
Not Rated	1.2%
Equities	76.5%
Short-Term Investments and Net Other Assets	1.3%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Percentages are adjusted for the effect of futures contracts, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $76,399,325)	$ 86,148,334
Fidelity Central Funds (cost $1,249,619)	1,249,619
Total Investments (cost $77,648,944)		$ 87,397,953
Cash		42,610
Foreign currency held at value (cost $91,066)		91,061
Receivable for investments sold		722,628
Receivable for fund shares sold		317,152
Dividends receivable		68,199
Interest receivable		355,898
Distributions receivable from Fidelity Central Funds		106
Prepaid expenses		239
Receivable from investment adviser for expense reductions		50,718
Other receivables		6,124
Total assets		89,052,688

Liabilities
Payable for investments purchased	$ 933,179
Payable for fund shares redeemed	270,336
Accrued management fee	57,802
Distribution and service plan fees payable	12,355
Payable for daily variation margin for derivative instruments	3,420
Other affiliated payables	18,570
Custodian fee payable	140,291
Other payables and accrued expenses	63,096
Total liabilities		1,499,049

Net Assets		$ 87,553,639
Net Assets consist of:
Paid in capital		$ 80,118,542
Undistributed net investment income		1,219,736
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,516,388)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,731,749
Net Assets		$ 87,553,639

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,837,427 ÷ 1,657,238 shares)	$ 11.37

Maximum offering price per share (100/94.25 of $11.37)	$ 12.06
Class T: Net Asset Value and redemption price per share ($5,967,419 ÷ 526,353 shares)	$ 11.34

Maximum offering price per share (100/96.50 of $11.34)	$ 11.75
Class C: Net Asset Value and offering price per share ($7,435,717 ÷ 658,492 shares)A	$ 11.29

Total Emerging Markets: Net Asset Value, offering price and redemption price per share ($49,959,436 ÷ 4,383,198 shares)	$ 11.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,353,640 ÷ 469,800 shares)	$ 11.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 2,210,247
Interest		1,561,521
Income from Fidelity Central Funds		3,923
Income before foreign taxes withheld		3,775,691
Less foreign taxes withheld		(240,765)
Total income		3,534,926

Expenses
Management fee	$ 884,762
Transfer agent fees	222,603
Distribution and service plan fees	128,889
Accounting and security lending fees	56,973
Custodian fees and expenses	410,719
Independent trustees' compensation	654
Registration fees	70,912
Audit	81,699
Legal	281
Interest	253
Miscellaneous	998
Total expenses before reductions	1,858,743
Expense reductions	(223,996)	1,634,747
Net investment income (loss)		1,900,179
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $30,003)	(1,717,551)
Investment not meeting investment restrictions	922
Foreign currency transactions	(84,114)
Futures contracts	(77,497)
Total net realized gain (loss)		(1,878,240)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $54,244)	1,880,839
Assets and liabilities in foreign currencies	415
Futures contracts	(9,007)
Total change in net unrealized appreciation (depreciation)		1,872,247
Net gain (loss)		(5,993)
Net increase (decrease) in net assets resulting from operations		$ 1,894,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	For the period November 1, 2011 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,900,179	$ 1,612,877
Net realized gain (loss)	(1,878,240)	(1,586,062)
Change in net unrealized appreciation (depreciation)	1,872,247	7,859,502
Net increase (decrease) in net assets resulting from operations	1,894,186	7,886,317
Distributions to shareholders from net investment income	(1,561,667)	(96,645)
Distributions to shareholders from net realized gain	(137,352)	-
Total distributions	(1,699,019)	(96,645)
Share transactions - net increase (decrease)	(15,755,086)	95,209,478
Redemption fees	87,191	27,217
Total increase (decrease) in net assets	(15,472,728)	103,026,367

Net Assets
Beginning of period	103,026,367	-
End of period (including undistributed net investment income of $1,219,736 and undistributed net investment income of $1,406,377, respectively)	$ 87,553,639	$ 103,026,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.18	.20
Net realized and unrealized gain (loss)	.48 F	.68
Total from investment operations	.66	.88
Distributions from net investment income	(.15)	(.02)
Distributions from net realized gain	(.01)	-
Total distributions	(.16)	(.02)
Redemption fees added to paid in capital C	.01	- I
Net asset value, end of period	$ 11.37	$ 10.86
Total Return A, B	6.23%	8.80%
Ratios to Average Net Assets D, H
Expenses before reductions	1.89%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%
Expenses net of all reductions	1.62%	1.62%
Net investment income (loss)	1.61%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,837	$ 7,675
Portfolio turnover rate E	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.15	.17
Net realized and unrealized gain (loss)	.48 F	.68
Total from investment operations	.63	.85
Distributions from net investment income	(.12)	(.01)
Distributions from net realized gain	(.01)	-
Total distributions	(.14) J	(.01)
Redemption fees added to paid in capital C	.01	- I
Net asset value, end of period	$ 11.34	$ 10.84
Total Return A, B	5.93%	8.56%
Ratios to Average Net Assets D, H
Expenses before reductions	2.13%	2.10%
Expenses net of fee waivers, if any	1.90%	1.90%
Expenses net of all reductions	1.88%	1.87%
Net investment income (loss)	1.36%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,967	$ 5,823
Portfolio turnover rate E	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.80	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.09	.12
Net realized and unrealized gain (loss)	.47 F	.69
Total from investment operations	.56	.81
Distributions from net investment income	(.07)	(.01)
Distributions from net realized gain	(.01)	-
Total distributions	(.08)	(.01)
Redemption fees added to paid in capital C	.01	- I
Net asset value, end of period	$ 11.29	$ 10.80
Total Return A, B	5.31%	8.07%
Ratios to Average Net Assets D, H
Expenses before reductions	2.65%	2.63%
Expenses net of fee waivers, if any	2.40%	2.40%
Expenses net of all reductions	2.37%	2.37%
Net investment income (loss)	.86%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,436	$ 5,824
Portfolio turnover rate E	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total Emerging Markets

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.21	.22
Net realized and unrealized gain (loss)	.47 E	.69
Total from investment operations	.68	.91
Distributions from net investment income	(.17)	(.02)
Distributions from net realized gain	(.01)	-
Total distributions	(.18)	(.02)
Redemption fees added to paid in capital B	.01	- H
Net asset value, end of period	$ 11.40	$ 10.89
Total Return A	6.44%	9.15%
Ratios to Average Net Assets C, G
Expenses before reductions	1.56%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%
Expenses net of all reductions	1.38%	1.38%
Net investment income (loss)	1.85%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,959	$ 81,416
Portfolio turnover rate D	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.20	.22
Net realized and unrealized gain (loss)	.48 E	.69
Total from investment operations	.68	.91
Distributions from net investment income	(.17)	(.02)
Distributions from net realized gain	(.01)	-
Total distributions	(.18)	(.02)
Redemption fees added to paid in capital B	.01	- H
Net asset value, end of period	$ 11.40	$ 10.89
Total Return A	6.44%	9.15%
Ratios to Average Net Assets C, G
Expenses before reductions	1.63%	1.62%
Expenses net of fee waivers, if any	1.40%	1.40%
Expenses net of all reductions	1.37%	1.37%
Net investment income (loss)	1.86%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,354	$ 2,287
Portfolio turnover rate D	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such

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3. Significant Accounting Policies - continued

Investment Valuation - continued

securities. For corporate bonds and foreign government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carry forwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,054,189
Gross unrealized depreciation	(2,823,600)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,230,589

Tax Cost	$ 78,167,364

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,161,940
Capital loss carryforward	$ (2,949,184)
Net unrealized appreciation (depreciation)	$ 9,230,033

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (2,949,184)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 1,699,019	$ 96,645

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(77,497) and a change in net unrealized appreciation (depreciation) of $(9,007) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $127,907,727 and $141,712,892, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 35,394	$ 11,702
Class T	.25%	.25%	31,862	11,312
Class C	.75%	.25%	61,633	54,524
			$ 128,889	$ 77,538

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,119
Class T	3,441
Class C*	578
$ 17,138

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 31,225.22
Class T	15,225.24
Class C	15,227.25
Total Emerging Markets	153,704.19
Institutional Class	7,222.19
	$ 222,603

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $996 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,919,500.39%		$ 253

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has

Annual Report

7. Committed Line of Credit - continued

agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $248 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.65%	$ 33,991
Class T	1.90%	14,907
Class C	2.40%	15,690
Total Emerging Markets	1.40%	123,344
Institutional Class	1.40%	8,511
		$ 196,443

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $426.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $26,904 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $223.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012 A
From net investment income
Class A	$ 104,565	$ 9,099
Class T	69,282	4,204
Class C	35,970	3,000
Total Emerging Markets	1,316,259	75,940
Institutional Class	35,591	4,402
Total	$ 1,561,667	$ 96,645
From net realized gain
Class A	$ 10,027	$ -
Class T	7,822	-
Class C	7,516	-
Total Emerging Markets	109,039	-
Institutional Class	2,948	-
Total	$ 137,352	$ -

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012 A	2013	2012 A
Class A
Shares sold	1,550,621	723,537	$ 17,267,543	$ 7,311,002
Reinvestment of distributions	9,656	949	105,541	9,099
Shares redeemed	(609,546)	(17,979)	(6,666,165)	(179,387)
Net increase (decrease)	950,731	706,507	$ 10,706,919	$ 7,140,714
Class T
Shares sold	277,882	597,107	$ 3,114,089	$ 6,082,522
Reinvestment of distributions	7,041	439	76,883	4,204
Shares redeemed	(295,695)	(60,421)	(3,268,261)	(637,924)
Net increase (decrease)	(10,772)	537,125	$ (77,289)	$ 5,448,802
Class C
Shares sold	431,831	540,321	$ 4,824,945	$ 5,429,037
Reinvestment of distributions	3,973	314	43,420	3,000
Shares redeemed	(316,804)	(1,143)	(3,521,280)	(12,081)
Net increase (decrease)	119,000	539,492	$ 1,347,085	$ 5,419,956
Total Emerging Markets
Shares sold	5,085,608	8,901,615	$ 57,439,168	$ 89,854,661
Reinvestment of distributions	113,766	7,686	1,243,462	73,759
Shares redeemed	(8,294,710)	(1,430,767)	(89,232,029)	(14,834,512)
Net increase (decrease)	(3,095,336)	7,478,534	$ (30,549,399)	$ 75,093,908
Institutional Class
Shares sold	491,268	209,638	$ 5,357,985	$ 2,101,696
Reinvestment of distributions	3,526	459	38,539	4,402
Shares redeemed	(235,091)	-	(2,578,926)	-
Net increase (decrease)	259,703	210,097	$ 2,817,598	$ 2,106,098

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

12. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for the period indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 63% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/12	$0.175	$0.0157

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-year period, as shown below. A peer group comparison is not shown below.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

ATEKI-UANN-1213
1.931260.101

Fidelity®

Emerging Markets Discovery

Fund
and Fidelity®

Total Emerging Markets

Fund

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Fidelity® Emerging Markets Discovery Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Fidelity Total Emerging Markets Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Emerging Markets Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Fidelity® Emerging Markets Discovery Fund	7.37%	13.20%

A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Discovery Fund, a class of the fund, on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets SMID Cap Index performed over the same period.

Annual Report

Fidelity Emerging Markets Discovery Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Ashish Swarup, Portfolio Manager of Fidelity® Emerging Markets Discovery Fund: For the year, the fund's Retail Class shares advanced 7.37%, trailing the 8.55% gain of the MSCI® Emerging Markets SMID Cap Index. Versus the index, underweighting Malaysia and China hurt, as did stock picks in South Korea. Looking at individual stocks, I saw opportunity in South Africa-based gold miner and non-index investment AngloGold Ashanti. I considered the company to be of high quality, well run and shareholder friendly, and the stock has historically been a steady performer. Unfortunately, shares fell this period alongside the price of gold. I sold AngloGold in May. Conversely, an overweighting in St. Shine Optical was a winner. The contact lens and glasses maker based in Taiwan consistently gained market share due to the high quality and reliability of its products. I was attracted to the company's good management team and the high return on equity of its business, as well as the stock's attractive valuation when I purchased it prior to the beginning of the reporting period. The stock performed very well during the past 12 months, and as its price continued to appreciate, I sold some of St. Shine to take profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Discovery Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.70%
Actual		$ 1,000.00	$ 980.40	$ 8.49
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class T	1.95%
Actual		$ 1,000.00	$ 978.80	$ 9.73
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Class C	2.45%
Actual		$ 1,000.00	$ 977.10	$ 12.21
HypotheticalA		$ 1,000.00	$ 1,012.85	$ 12.43
Emerging Markets Discovery	1.45%
Actual		$ 1,000.00	$ 981.20	$ 7.24
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Institutional Class	1.45%
Actual		$ 1,000.00	$ 982.00	$ 7.24
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Discovery Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
E-Mart Co. Ltd. (Korea (South), Food & Staples Retailing)	1.7	1.0
Unified-President Enterprises Corp. (Taiwan, Food Products)	1.4	1.2
China Insurance International Holdings Co. Ltd. (Hong Kong, Insurance)	1.4	0.8
Compania Cervecerias Unidas SA sponsored ADR (Chile, Beverages)	1.4	1.0
LG Household & Health Care Ltd. (Korea (South), Household Products)	1.4	1.1
	7.3
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.8	23.8
Industrials	19.2	17.2
Consumer Staples	16.9	17.3
Consumer Discretionary	15.1	16.7
Health Care	6.9	5.3
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	13.3	10.4
Taiwan	11.8	22.7
South Africa	10.4	11.0
Korea (South)	9.9	12.8
Chile	7.7	5.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 97.3%	Stocks 98.8%
Short-TermInvestments andNet Other Assets (Liabilities) 2.7%	Short-TermInvestments andNet Other Assets (Liabilities) 1.2%

Annual Report

Fidelity Emerging Markets Discovery Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Bermuda - 6.9%
China Foods Ltd.	1,566,000	$ 710,992
Shangri-La Asia Ltd.	520,000	952,406
Silverlake Axis Ltd. Class A	1,533,000	888,553
Tai Cheung Holdings Ltd.	1,017,000	771,309
Texwinca Holdings Ltd.	1,228,000	1,256,035
Trinity Ltd.	1,246,000	466,065
Wilson Sons Ltd. unit	81,855	1,023,096
Yue Yuen Industrial (Holdings) Ltd.	471,000	1,293,989
TOTAL BERMUDA		7,362,445
Brazil - 4.6%
BHG SA (Brazil Hospitality Group) (a)	106,800	781,859
BTG Pactual Participations Ltd. unit	48,000	642,157
Fleury SA	121,600	941,773
Hypermarcas SA	119,000	1,038,501
Iguatemi Empresa de Shopping Centers SA	72,200	829,904
Terna Participacoes SA unit	74,000	718,463
TOTAL BRAZIL		4,952,657
Cayman Islands - 6.9%
China Lodging Group Ltd. ADR (a)	46,300	1,017,674
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	1,000,000	374,049
Ginko International Co. Ltd.	29,000	552,709
Gourmet Master Co. Ltd.	152,000	1,012,128
Greatview Aseptic Pack Co. Ltd.	1,319,000	830,223
Lifestyle International Holdings Ltd.	113,000	246,318
Samson Holding Ltd.	7,877,000	1,097,273
SITC International Holdings Co. Ltd.	1,685,000	712,860
Springland International Holdings Ltd.	1,264,000	692,893
Tao Heung Holdings Ltd.	1,128,000	865,678
TOTAL CAYMAN ISLANDS		7,401,805
Chile - 7.7%
Compania Cervecerias Unidas SA sponsored ADR	55,107	1,470,806
Embotelladora Andina SA sponsored ADR	32,153	1,099,633
Empresa Nacional de Telecomunicaciones SA (ENTEL)	60,226	926,816
Isapre CruzBlanca SA	1,312,507	896,528
Parque Arauco SA	431,517	833,129
Quinenco SA	456,526	1,220,968
Quinenco SA rights 11/5/13 (a)	108,014	42,172
Common Stocks - continued
	Shares	Value
Chile - continued
Sociedad Matriz SAAM SA	9,377,011	$ 942,552
Sonda SA	290,100	753,212
TOTAL CHILE		8,185,816
China - 1.0%
China Communications Services Corp. Ltd. (H Shares)	1,116,000	683,735
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	408,000	383,108
TOTAL CHINA		1,066,843
Colombia - 0.6%
Bolsa de Valores de Colombia	48,878,613	622,492
Hong Kong - 3.6%
China Insurance International Holdings Co. Ltd. (a)	946,000	1,476,409
Dah Chong Hong Holdings Ltd.	893,000	757,892
HKT Trust / HKT Ltd. unit	984,000	912,545
Singamas Container Holdings Ltd.	2,936,000	685,433
TOTAL HONG KONG		3,832,279
Hungary - 1.1%
Richter Gedeon PLC	62,400	1,186,549
India - 13.3%
Bank of Baroda	69,571	725,808
Container Corp. of India Ltd.	76,245	936,545
Credit Analysis & Research Ltd.	100,032	1,080,201
Grasim Industries Ltd.	19,771	929,352
IDFC Ltd.	648,827	1,113,421
Indian Hotels Co. Ltd.	938,336	748,397
Ipca Laboratories Ltd.	90,219	1,007,944
Jain Irrigation Systems Ltd.	760,572	825,689
Mahindra Lifespace Developers Ltd.	93,500	649,921
Motilal Oswal Financial Services Ltd.	685,225	773,914
Prestige Estates Projects Ltd. (a)	373,175	866,265
Punjab National Bank	80,137	743,345
SKS Microfinance Ltd. (a)	325,922	823,479
Tech Mahindra Ltd. (a)	54,154	1,363,033
Thermax Ltd. (a)	76,141	787,802
Tube Investments of India Ltd.	354,155	844,813
TOTAL INDIA		14,219,929
Indonesia - 4.1%
PT Astra Graphia Tbk	7,177,500	1,056,961
PT Bank Tabungan Pensiunan Nasional Tbk (a)	543,500	210,938
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Hero Supermarket Tbk (a)	2,698,000	$ 861,632
PT Holcim Indonesia Tbk	3,289,000	751,309
PT Tempo Scan Pacific Tbk	2,063,000	713,742
PT Wijaya Karya Persero Tbk	4,610,500	785,284
TOTAL INDONESIA		4,379,866
Kenya - 0.8%
East African Breweries Ltd.	228,200	852,909
Korea (South) - 9.9%
Binggrea Co. Ltd.	8,872	748,194
E-Mart Co. Ltd.	7,626	1,825,156
Kiwoom Securities Co. Ltd.	25,329	1,326,975
Korea Plant Service & Engineering Co. Ltd.	27,617	1,400,002
LG Corp.	24,155	1,427,067
LG Household & Health Care Ltd.	2,792	1,449,562
Samsung Fire & Marine Insurance Co. Ltd.	2,907	679,308
Shinsegae Food Co. Ltd.	10,022	839,510
TK Corp. (a)	45,428	922,446
TOTAL KOREA (SOUTH)		10,618,220
Malaysia - 2.4%
Oldtown Bhd	1,036,900	814,672
Oriental Holdings Bhd	295,600	827,849
YTL Corp. Bhd	1,866,800	975,834
TOTAL MALAYSIA		2,618,355
Mexico - 1.4%
Bolsa Mexicana de Valores S.A.B. de CV	310,300	739,645
Consorcio ARA S.A.B. de CV (a)	1,864,800	728,926
TOTAL MEXICO		1,468,571
Nigeria - 0.7%
Guaranty Trust Bank PLC	4,415,484	703,474
Philippines - 0.7%
Security Bank Corp.	217,510	699,616
Poland - 1.2%
Warsaw Stock Exchange	87,205	1,262,630
Russia - 2.4%
Moscow Exchange MICEX-RTS OAO	284,000	542,395
Common Stocks - continued
	Shares	Value
Russia - continued
Synergy Co. (a)	56,651	$ 1,130,167
Vozrozhdenie Bank	71,500	922,991
TOTAL RUSSIA		2,595,553
Singapore - 0.6%
Ezion Holdings Ltd.	378,000	681,629
South Africa - 10.4%
Adcorp Holdings Ltd.	312,400	1,079,532
African Bank Investments Ltd.	583,117	987,472
Astral Foods Ltd.	136,400	1,372,322
Bidvest Group Ltd.	47,500	1,266,714
Illovo Sugar Ltd.	278,400	872,188
JSE Ltd.	100,955	882,963
PSG Group Ltd.	143,700	1,180,949
SA Corporate Real Estate Fund	1,935,200	773,020
Tiger Brands Ltd.	44,025	1,290,128
Zeder Investments Ltd.	3,171,609	1,369,352
TOTAL SOUTH AFRICA		11,074,640
Sri Lanka - 0.7%
John Keells Holdings Ltd.	442,958	756,649
Taiwan - 11.8%
Chroma ATE, Inc.	501,000	1,065,487
Cleanaway Co. Ltd.	142,000	887,651
CTCI Corp.	588,000	1,026,778
E.SUN Financial Holdings Co. Ltd.	1,630,655	1,088,581
Formosa Optical Technology Co. Ltd.	304,000	1,084,423
Johnson Health Tech Co. Ltd.	1,740	4,960
Kd Holding Corp.	134,000	860,404
King Slide Works Co. Ltd.	70,000	618,312
MJC Probe, Inc.	449,000	782,528
Pacific Hospital Supply Co. Ltd.	313,700	1,166,983
Sinyi Realty, Inc.	635,560	1,159,489
St. Shine Optical Co. Ltd.	20,000	587,736
Standard Foods Corp.	26,450	80,873
Unified-President Enterprises Corp.	785,803	1,494,988
Wowprime Corp.	43,500	719,704
TOTAL TAIWAN		12,628,897
Turkey - 3.0%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	83,749	1,069,806
Common Stocks - continued
	Shares	Value
Turkey - continued
Enka Insaat ve Sanayi A/S	403,057	$ 1,179,137
Is Yatirim Menkul Degerler A/S	1,385,599	999,505
TOTAL TURKEY		3,248,448
United States of America - 0.5%
Sohu.com, Inc. (a)	7,900	528,984
TOTAL COMMON STOCKS (Cost $100,982,901)		102,949,256
Nonconvertible Preferred Stocks - 1.0%

Brazil - 1.0%
Klabin SA (PN) (non-vtg.) (Cost $996,339)	201,200	1,068,780
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.09% (b) (Cost $3,360,575)	3,360,575	3,360,575
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $105,339,815)		107,378,611
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(510,079)
NET ASSETS - 100%		$ 106,868,532
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,709
Fidelity Securities Lending Cash Central Fund	3,614
Total	$ 9,323
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 16,238,792	$ 16,238,792	$ -	$ -
Consumer Staples	18,182,529	18,182,529	-	-
Energy	1,055,678	1,055,678	-	-
Financials	27,481,057	26,737,712	743,345	-
Health Care	7,437,072	6,429,128	1,007,944	-
Industrials	20,444,054	20,444,054	-	-
Information Technology	5,381,797	5,381,797	-	-
Materials	3,579,664	2,650,312	929,352	-
Telecommunication Services	2,523,096	2,523,096	-	-
Utilities	1,694,297	1,694,297	-	-
Money Market Funds	3,360,575	3,360,575	-	-
Total Investments in Securities:	$ 107,378,611	$ 104,697,970	$ 2,680,641	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $101,979,240)	$ 104,018,036
Fidelity Central Funds (cost $3,360,575)	3,360,575
Total Investments (cost $105,339,815)		$ 107,378,611
Cash		105,599
Foreign currency held at value (cost $10,502)		10,477
Receivable for investments sold		3,062,739
Receivable for fund shares sold		297,178
Dividends receivable		39,430
Distributions receivable from Fidelity Central Funds		464
Prepaid expenses		451
Receivable from investment adviser for expense reductions		31,581
Other affiliated receivables		73,436
Other receivables		25,607
Total assets		111,025,573

Liabilities
Payable for investments purchased	$ 3,624,635
Payable for fund shares redeemed	102,677
Accrued management fee	75,088
Distribution and service plan fees payable	3,409
Other affiliated payables	25,814
Other payables and accrued expenses	325,418
Total liabilities		4,157,041

Net Assets		$ 106,868,532
Net Assets consist of:
Paid in capital		$ 103,184,879
Undistributed net investment income		648,420
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,216,581
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,818,652
Net Assets		$ 106,868,532

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,065,263 ÷ 405,641 shares)	$ 12.49

Maximum offering price per share (100/94.25 of $12.49)	$ 13.25
Class T: Net Asset Value and redemption price per share ($1,914,183 ÷ 153,883 shares)	$ 12.44

Maximum offering price per share (100/96.50 of $12.44)	$ 12.89
Class C: Net Asset Value and offering price per share ($2,081,734 ÷ 168,561 shares)A	$ 12.35

Emerging Markets Discovery: Net Asset Value, offering price and redemption price per share ($96,731,108 ÷ 7,723,835 shares)	$ 12.52

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,076,244 ÷ 85,924 shares)	$ 12.53

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 2,828,759
Income from Fidelity Central Funds		9,323
Income before foreign taxes withheld		2,838,082
Less foreign taxes withheld		(276,587)
Total income		2,561,495

Expenses
Management fee	$ 970,456
Transfer agent fees	278,936
Distribution and service plan fees	51,976
Accounting and security lending fees	58,907
Custodian fees and expenses	313,877
Independent trustees' compensation	619
Registration fees	92,723
Audit	76,674
Legal	207
Miscellaneous	435
Total expenses before reductions	1,844,810
Expense reductions	(214,796)	1,630,014
Net investment income (loss)		931,481
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $74,639)	2,425,794
Foreign currency transactions	(109,494)
Total net realized gain (loss)		2,316,300
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $183,313)	(861,858)
Assets and liabilities in foreign currencies	(3,018)
Total change in net unrealized appreciation (depreciation)		(864,876)
Net gain (loss)		1,451,424
Net increase (decrease) in net assets resulting from operations		$ 2,382,905

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	For the period November 1, 2011 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 931,481	$ 275,092
Net realized gain (loss)	2,316,300	834,546
Change in net unrealized appreciation (depreciation)	(864,876)	2,683,528
Net increase (decrease) in net assets resulting from operations	2,382,905	3,793,166
Distributions to shareholders from net investment income	(286,293)	(7,760)
Distributions to shareholders from net realized gain	(914,866)	-
Total distributions	(1,201,159)	(7,760)
Share transactions - net increase (decrease)	59,689,170	41,986,470
Redemption fees	191,734	34,006
Total increase (decrease) in net assets	61,062,650	45,805,882

Net Assets
Beginning of period	45,805,882	-
End of period (including undistributed net investment income of $648,420 and undistributed net investment income of $251,826, respectively)	$ 106,868,532	$ 45,805,882

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.89	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.12
Net realized and unrealized gain (loss)	.75	1.76
Total from investment operations	.83	1.88
Distributions from net investment income	(.04)	(.01)
Distributions from net realized gain	(.20)	-
Total distributions	(.25) H	(.01)
Redemption fees added to paid in capital C	.02	.02
Net asset value, end of period	$ 12.49	$ 11.89
Total Return A, B	7.20%	19.00%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%	3.49%
Expenses net of fee waivers, if any	1.70%	1.70%
Expenses net of all reductions	1.64%	1.64%
Net investment income (loss)	.62%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,065	$ 1,671
Portfolio turnover rate E	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.87	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05	.10
Net realized and unrealized gain (loss)	.74	1.75
Total from investment operations	.79	1.85
Distributions from net investment income	(.03)	- I
Distributions from net realized gain	(.20)	-
Total distributions	(.24) H	- I
Redemption fees added to paid in capital C	.02	.02
Net asset value, end of period	$ 12.44	$ 11.87
Total Return A, B	6.87%	18.75%
Ratios to Average Net Assets D, G
Expenses before reductions	2.19%	3.77%
Expenses net of fee waivers, if any	1.95%	1.95%
Expenses net of all reductions	1.89%	1.89%
Net investment income (loss)	.37%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,914	$ 1,700
Portfolio turnover rate E	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

I Amount represents less than $.01 per share

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.82	$ 10.00
Income from Investment Operations
Net investment income (loss) C	(.02)	.04
Net realized and unrealized gain (loss)	.74	1.76
Total from investment operations	.72	1.80
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.20)	-
Total distributions	(.21)	-
Redemption fees added to paid in capital C	.02	.02
Net asset value, end of period	$ 12.35	$ 11.82
Total Return A, B	6.32%	18.20%
Ratios to Average Net Assets D, G
Expenses before reductions	2.70%	4.32%
Expenses net of fee waivers, if any	2.45%	2.45%
Expenses net of all reductions	2.39%	2.39%
Net investment income (loss)	(.13)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,082	$ 1,474
Portfolio turnover rate E	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets Discovery

Years ended October 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.11	.15
Net realized and unrealized gain (loss)	.74	1.76
Total from investment operations	.85	1.91
Distributions from net investment income	(.07)	(.01)
Distributions from net realized gain	(.20)	-
Total distributions	(.27)	(.01)
Redemption fees added to paid in capital B	.02	.02
Net asset value, end of period	$ 12.52	$ 11.92
Total Return A	7.37%	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	1.57%	3.02%
Expenses net of fee waivers, if any	1.45%	1.45%
Expenses net of all reductions	1.39%	1.39%
Net investment income (loss)	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,731	$ 39,135
Portfolio turnover rate D	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.11	.15
Net realized and unrealized gain (loss)	.75	1.76
Total from investment operations	.86	1.91
Distributions from net investment income	(.07)	(.01)
Distributions from net realized gain	(.20)	-
Total distributions	(.27)	(.01)
Redemption fees added to paid in capital B	.02	.02
Net asset value, end of period	$ 12.53	$ 11.92
Total Return A	7.45%	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	1.60%	3.21%
Expenses net of fee waivers, if any	1.45%	1.45%
Expenses net of all reductions	1.39%	1.39%
Net investment income (loss)	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,076	$ 1,825
Portfolio turnover rate D	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,324,813
Gross unrealized depreciation	(6,582,719)
Net unrealized appreciation (depreciation) on securities and other investments	$ 742,094

Tax Cost	$ 106,636,517

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 648,420
Undistributed long-term capital gain	$ 2,513,282
Net unrealized appreciation (depreciation)	$ 738,896

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 1,201,159	$ 7,760

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $247,560,295 and $189,920,365, respectively.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .86% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,370	$ 640
Class T	.25%	.25%	10,003	706
Class C	.75%	.25%	30,603	12,100
			$ 51,976	$ 13,446

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,180
Class T	2,075
Class C*	942
$ 11,197

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,166.29
Class T	6,485.32
Class C	7,570.25
Emerging Markets Discovery	245,715.24
Institutional Class	6,000.22
	$ 278,936

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $334 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $232 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,614. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.70%	$ 7,621
Class T	1.95%	4,856
Class C	2.45%	7,439
Emerging Markets Discovery	1.45%	124,923
Institutional Class	1.45%	4,058
		$ 148,897

Annual Report

8. Expense Reductions - continued

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $970.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $64,929 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012 A
From net investment income
Class A	$ 7,274	$ 435
Class T	5,643	203
Class C	1,195	-
Emerging Markets Discovery	259,277	6,522
Institutional Class	12,904	600
Total	$ 286,293	$ 7,760
From net realized gain
Class A	$ 33,559	$ -
Class T	33,691	-
Class C	30,324	-
Emerging Markets Discovery	778,518	-
Institutional Class	38,774	-
Total	$ 914,866	$ -

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012 A	2013	2012 A
Class A
Shares sold	646,803	197,037	$ 8,039,936	$ 2,112,904
Reinvestment of distributions	3,013	46	36,310	435
Shares redeemed	(384,660)	(56,598)	(4,712,072)	(637,589)
Net increase (decrease)	265,156	140,485	$ 3,364,174	$ 1,475,750
Class T
Shares sold	157,097	182,780	$ 1,931,892	$ 1,990,143
Reinvestment of distributions	3,232	22	38,882	203
Shares redeemed	(149,702)	(39,546)	(1,831,906)	(451,707)
Net increase (decrease)	10,627	143,256	$ 138,868	$ 1,538,639
Class C
Shares sold	428,945	161,266	$ 5,224,843	$ 1,743,293
Reinvestment of distributions	2,629	-	31,519	-
Shares redeemed	(387,768)	(36,511)	(4,776,955)	(415,821)
Net increase (decrease)	43,806	124,755	$ 479,407	$ 1,327,472
Emerging Markets Discovery
Shares sold	12,245,350	4,074,333	$ 152,132,821	$ 44,757,138
Reinvestment of distributions	72,226	681	871,750	6,419
Shares redeemed	(7,876,995)	(791,760)	(96,541,547)	(8,744,517)
Net increase (decrease)	4,440,581	3,283,254	$ 56,463,024	$ 36,019,040
Institutional Class
Shares sold	231,788	199,001	$ 2,857,278	$ 2,149,513
Reinvestment of distributions	3,612	64	43,597	600
Shares redeemed	(302,585)	(45,956)	(3,657,178)	(524,544)
Net increase (decrease)	(67,185)	153,109	$ (756,303)	$ 1,625,569

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Total Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Fidelity Total Emerging Markets Fund	6.44%	7.78%

A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Total Emerging Markets Fund, a class of the fund, on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Fidelity Total Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid persistent preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, world central banks, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, along with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone, with most markets on the Continent notching solid, index-beating gains. Another bright spot, Japan, posted a 34% full-year result, despite a struggling yen and a weak second half. The U.S. - by far the largest index component - also outperformed, up roughly 28%. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as shown by results in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%). Against a strong tilt toward equities, global bond markets fell flat, with the Barclays® Global Aggregate GDP Weighted Index returning -0.15% for the full period.

Comments from John Carlson, Lead Portfolio Manager of Fidelity® Total Emerging Markets Fund: For the year, the fund's Retail Class shares gained 6.44%. By comparison, the fund's primary benchmark, the MSCI® Emerging Markets Index, returned 6.90%, while the Fidelity Total Emerging Markets Composite IndexSM advanced 3.07%. Versus the Composite index, the biggest boost came from security selection among equities. Here, the top individual contributor was Taiwan's ECLAT Textile, a supplier of performance fabrics that enjoyed pricing power for its products. We also were helped by Mobile TeleSystems, a Russian wireless telecom provider that was lifted by easing competitive conditions and upward revisions to its earnings forecasts. Conversely, the materials sector was the only notable area of weakness. Turning to emerging-markets (EM) debt, an underweighting here was helpful, as were our picks in Venezuela. Detractors included security selection in Russia and Mexico, as our holdings here were primarily long-duration securities that underperformed. It also hurt to largely avoid Argentina, which rallied significantly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.65%
Actual		$ 1,000.00	$ 1,010.70	$ 8.36
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,008.90	$ 9.62
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	2.40%
Actual		$ 1,000.00	$ 1,006.20	$ 12.14
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Total Emerging Markets	1.40%
Actual		$ 1,000.00	$ 1,011.50	$ 7.10
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,011.50	$ 7.10
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Total Emerging Markets Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.6	4.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.4	2.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.6	0.8
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.6	1.3
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.4	1.1
	10.6
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.9	21.9
Information Technology	12.5	10.7
Energy	11.4	13.0
Materials	7.8	8.1
Telecommunication Services	6.7	6.2
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	14.1	10.9
Russia	7.8	8.1
Brazil	7.8	10.1
Cayman Islands	6.8	5.6
Taiwan	5.5	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks and Equity Futures 76.5%	Stocks 75.7%
Bonds 22.2%	Bonds 22.3%
Short-Term Investments and Net Other Assets (Liabilities) 1.3%	Short-Term Investments and Net Other Assets (Liabilities) 2.0%

Annual Report

Fidelity Total Emerging Markets Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 72.7%
	Shares	Value
Argentina - 0.1%
Grupo Financiero Galicia SA sponsored ADR	13,090	$ 126,711
Austria - 0.4%
Erste Group Bank AG	8,890	313,529
Bailiwick of Jersey - 0.3%
Atrium European Real Estate Ltd.	45,129	269,973
Bermuda - 1.4%
Aquarius Platinum Ltd. (Australia) (a)	117,431	77,138
BW Offshore Ltd.	228,373	313,420
Cosan Ltd. Class A	17,863	281,521
GP Investments Ltd. Class A (depositary receipt) (a)	101,622	182,359
Shangri-La Asia Ltd.	110,000	201,470
Stolt-Nielsen SA	7,271	205,804
TOTAL BERMUDA		1,261,712
Brazil - 6.8%
Anhanguera Educacional Participacoes SA	34,600	206,964
Arezzo Industria e Comercio SA	9,700	145,054
BHG SA (Brazil Hospitality Group) (a)	13,600	99,563
BR Properties SA	42,820	363,173
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	8,700	323,640
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	20,630	218,884
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR	13,665	189,670
Estacio Participacoes SA	24,200	186,885
Fibria Celulose SA (a)	10,000	129,676
Gerdau SA sponsored ADR	44,800	355,264
Itau Unibanco Holding SA sponsored ADR	76,790	1,183,334
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	11,606	210,765
sponsored ADR	26,526	462,348
Smiles SA	14,300	187,607
TIM Participacoes SA sponsored ADR	3,280	83,378
Ultrapar Participacoes SA	21,700	578,292
Vale SA (PN-A) sponsored ADR	72,200	1,057,008
TOTAL BRAZIL		5,981,505
British Virgin Islands - 0.0%
Luxoft Holding, Inc.	1,100	32,142
Canada - 0.6%
First Quantum Minerals Ltd.	12,500	237,136
Common Stocks - continued
	Shares	Value
Canada - continued
Goldcorp, Inc.	5,900	$ 150,294
Pan American Silver Corp.	9,200	97,612
Torex Gold Resources, Inc. (a)	61,700	68,644
TOTAL CANADA		553,686
Cayman Islands - 6.1%
21Vianet Group, Inc. ADR (a)	10,920	196,560
58.com, Inc. ADR	300	7,236
Anta Sports Products Ltd.	149,000	213,708
Anton Oilfield Services Group	356,000	224,997
China Liansu Group Holdings Ltd.	270,000	172,733
Cimc Enric Holdings Ltd.	124,000	174,652
Ctrip.com International Ltd. sponsored ADR (a)	4,400	238,700
Eurasia Drilling Co. Ltd. GDR (Reg. S)	8,934	378,355
GCL-Poly Energy Holdings Ltd. (a)	1,193,000	366,225
Greatview Aseptic Pack Co. Ltd.	398,000	250,515
Haitian International Holdings Ltd.	78,000	187,932
Hengan International Group Co. Ltd.	42,000	514,369
Hilong Holding Ltd.	166,000	110,481
Springland International Holdings Ltd.	300,000	164,452
Tencent Holdings Ltd.	25,800	1,408,301
Uni-President China Holdings Ltd.	272,000	271,895
Veripos	29,165	144,036
Xueda Education Group sponsored ADR	28,100	131,508
Yingde Gases Group Co. Ltd.	188,000	193,020
TOTAL CAYMAN ISLANDS		5,349,675
Chile - 1.2%
Banco Santander Chile	5,905,977	362,948
Embotelladora Andina SA ADR	2,300	59,570
Empresa Nacional de Electricidad SA	110,318	168,196
Empresa Nacional de Telecomunicaciones SA (ENTEL)	12,847	197,702
Inversiones La Construccion SA	7,739	116,179
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	4,200	115,962
TOTAL CHILE		1,020,557
China - 5.3%
Anhui Conch Cement Co. Ltd. (H Shares)	73,000	254,695
BBMG Corp. (H Shares)	351,500	252,075
China Communications Construction Co. Ltd. (H Shares)	349,000	284,944
China Construction Bank Corp. (H Shares)	653,000	507,037
China Pacific Insurance Group Co. Ltd. (H Shares)	251,600	908,655
Common Stocks - continued
	Shares	Value
China - continued
China Suntien Green Energy Corp. Ltd. (H Shares)	247,200	$ 86,407
China Telecom Corp. Ltd. (H Shares)	846,157	441,995
Industrial & Commercial Bank of China Ltd. (H Shares)	1,739,000	1,217,950
Maanshan Iron & Steel Ltd. (H Shares) (a)	568,000	145,059
PICC Property & Casualty Co. Ltd. (H Shares)	177,000	271,219
Weichai Power Co. Ltd. (H Shares)	59,400	237,891
TOTAL CHINA		4,607,927
Cyprus - 0.3%
Globaltrans Investment PLC GDR (Reg. S)	19,300	293,360
Czech Republic - 0.1%
Ceske Energeticke Zavody A/S	1,780	51,236
Denmark - 0.2%
Auriga Industries A/S Series B (a)	5,323	208,821
France - 0.2%
Technip SA	1,888	197,769
Hong Kong - 1.3%
AIA Group Ltd.	32,100	162,922
CNOOC Ltd.	24,000	48,815
CNOOC Ltd. sponsored ADR	700	141,617
Far East Horizon Ltd.	343,000	250,846
Lenovo Group Ltd.	418,000	447,491
Sinotruk Hong Kong Ltd.	233,500	122,277
TOTAL HONG KONG		1,173,968
India - 5.3%
Axis Bank Ltd.	31,183	618,711
Bajaj Auto Ltd.	6,012	207,792
Bharti Airtel Ltd.	42,507	253,218
Bharti Infratel Ltd.	81,097	216,942
Eicher Motors Ltd.	3,283	210,853
Grasim Industries Ltd.	4,724	222,055
Indiabulls Real Estate Ltd.	167,722	170,514
ITC Ltd.	106,950	581,401
JK Cement Ltd.	21,830	68,493
Larsen & Toubro Ltd.	19,537	308,698
Lupin Ltd.	14,534	215,798
Maruti Suzuki India Ltd.	11,768	312,456
Mundra Port and SEZ Ltd.	107,251	253,230
NHPC Ltd.	481,849	141,527
NTPC Ltd.	107,028	258,956
Petronet LNG Ltd.	78,017	157,303
Common Stocks - continued
	Shares	Value
India - continued
Phoenix Mills Ltd. (a)	34,705	$ 131,895
SREI Infrastructure Finance Ltd.	435,998	144,687
Ultratech Cemco Ltd.	5,561	177,490
TOTAL INDIA		4,652,019
Indonesia - 1.3%
PT AKR Corporindo Tbk	247,500	106,486
PT Bakrieland Development Tbk (a)	21,996,000	97,564
PT Bank Rakyat Indonesia Tbk	398,000	278,925
PT Bank Tabungan Negara Tbk	1,280,200	110,161
PT Kalbe Farma Tbk	1,665,500	192,073
PT Telkomunikasi Indonesia Tbk sponsored ADR	7,626	310,836
TOTAL INDONESIA		1,096,045
Isle of Man - 0.0%
IBS Group Holding Ltd. GDR (Reg. S)	1,300	35,116
Israel - 0.2%
NICE Systems Ltd. sponsored ADR	4,500	176,310
Kenya - 0.3%
Equity Bank Ltd.	576,900	239,953
Korea (South) - 13.2%
AMOREPACIFIC Group, Inc.	727	256,541
Daewoo International Corp.	17,225	635,420
Daou Technology, Inc.	11,720	160,679
E-Mart Co. Ltd.	2,632	629,926
Hana Financial Group, Inc.	26,070	1,004,695
Hankook Shell Oil Co. Ltd.	265	131,341
Hyundai Industrial Development & Construction Co.	11,590	257,730
Hyundai Mobis	1,115	314,660
KB Financial Group, Inc.	25,480	1,002,989
Korea Electric Power Corp. (a)	9,825	262,255
Korea Plant Service & Engineering Co. Ltd.	370	18,757
Korean Reinsurance Co.	27,060	303,420
KT&G Corp.	3,666	267,710
LG Chemical Ltd.	1,313	370,537
LG Corp.	5,031	297,229
Lotte Chemical Corp.	822	168,462
NHN Corp.	1,129	635,094
Oci Co. Ltd.	1,507	272,637
POSCO sponsored ADR	5,000	372,300
Samsung Electronics Co. Ltd.	2,306	3,183,223
Samsung Life Insurance Co. Ltd.	4,099	403,612
Common Stocks - continued
	Shares	Value
Korea (South) - continued
SK Hynix, Inc. (a)	8,360	$ 251,679
SK Telecom Co. Ltd.	1,502	327,153
TOTAL KOREA (SOUTH)		11,528,049
Luxembourg - 0.3%
Subsea 7 SA	12,335	260,871
Malaysia - 0.3%
Petronas Dagangan Bhd	22,500	218,121
Tenaga Nasional Bhd	10,950	32,713
TOTAL MALAYSIA		250,834
Mexico - 4.0%
Alpek SA de CV	42,600	92,434
America Movil S.A.B. de CV Series L sponsored ADR	35,713	764,615
CEMEX SA de CV sponsored ADR	26,435	279,682
El Puerto de Liverpool S.A.B. de CV Class C	20,300	219,240
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	5,450	508,485
Gruma S.A.B. de CV Series B (a)	49,500	339,251
Grupo Comercial Chedraui S.A.B. de CV	70,900	221,711
Grupo Financiero Banorte S.A.B. de CV Series O	65,600	418,722
Grupo Televisa SA de CV (CPO) sponsored ADR	21,000	639,240
TOTAL MEXICO		3,483,380
Netherlands - 0.3%
Fugro NV (Certificaten Van Aandelen)	4,347	272,000
Nigeria - 1.3%
Guaranty Trust Bank PLC GDR (Reg. S)	53,750	419,250
Zenith Bank PLC	5,102,305	692,088
TOTAL NIGERIA		1,111,338
Norway - 0.9%
ElectroMagnetic GeoServices ASA (a)	77,389	89,374
Spectrum ASA	12,824	74,320
TGS Nopec Geophysical Co. ASA	21,811	600,136
TOTAL NORWAY		763,830
Panama - 0.3%
Copa Holdings SA Class A	2,060	308,052
Philippines - 1.1%
Alliance Global Group, Inc.	344,300	209,934
Common Stocks - continued
	Shares	Value
Philippines - continued
Metropolitan Bank & Trust Co.	137,074	$ 282,300
Robinsons Land Corp.	915,700	480,999
TOTAL PHILIPPINES		973,233
Poland - 0.4%
Powszechny Zaklad Ubezpieczen SA	1,874	285,205
Telekomunikacja Polska SA	24,900	80,673
TOTAL POLAND		365,878
Portugal - 0.4%
BPI-SGPS SA (a)	56,385	89,571
Jeronimo Martins SGPS SA	11,900	219,900
TOTAL PORTUGAL		309,471
Russia - 5.3%
DIXY Group OJSC (a)	6,505	85,739
E.ON Russia JSC	6,198,200	481,233
Gazprom OAO sponsored ADR	51,032	476,129
LUKOIL Oil Co.	1,100	72,165
Magnit OJSC	1,776	477,914
Mobile TeleSystems OJSC	83,280	876,666
Norilsk Nickel OJSC ADR	15,400	233,156
RusHydro JSC sponsored ADR	25,070	42,218
Sberbank (Savings Bank of the Russian Federation)	433,550	1,389,707
Sistema JSFC	277,400	309,068
VTB Bank OJSC sponsored GDR (Reg. S)	84,600	235,103
TOTAL RUSSIA		4,679,098
Singapore - 1.1%
Ezion Holdings Ltd.	263,000	474,255
First Resources Ltd.	160,000	251,167
Super Group Ltd. Singapore	60,000	203,349
TOTAL SINGAPORE		928,771
South Africa - 3.8%
Aspen Pharmacare Holdings Ltd.	14,400	400,883
Barclays Africa Group Ltd.	17,591	271,590
Blue Label Telecoms Ltd.	54,600	51,343
Impala Platinum Holdings Ltd.	18,500	224,829
JSE Ltd.	17,210	150,521
Life Healthcare Group Holdings Ltd.	66,300	270,781
MTN Group Ltd.	32,350	643,020
Naspers Ltd. Class N	10,800	1,010,205
Common Stocks - continued
	Shares	Value
South Africa - continued
Reunert Ltd.	20,200	$ 141,860
Wilson Bayly Holmes-Ovcon Ltd.	7,900	138,495
TOTAL SOUTH AFRICA		3,303,527
Sri Lanka - 0.2%
Dialog Axiata PLC	2,387,100	165,948
Taiwan - 5.5%
Chipbond Technology Corp.	74,000	149,332
Chroma ATE, Inc.	43,000	91,449
Cleanaway Co. Ltd.	23,000	143,774
E.SUN Financial Holdings Co. Ltd.	411,700	274,840
ECLAT Textile Co. Ltd.	26,660	293,002
Hon Hai Precision Industry Co. Ltd. (Foxconn)	28,950	73,272
King Slide Works Co. Ltd.	6,000	52,998
MediaTek, Inc.	41,000	559,946
Taiwan Fertilizer Co. Ltd.	156,300	371,700
Taiwan Semiconductor Manufacturing Co. Ltd.	381,000	1,401,553
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	36,242	667,215
Tong Hsing Electronics Industries Ltd.	26,000	137,354
Unified-President Enterprises Corp.	135,739	258,243
Universal Cement Corp.	79,000	72,465
Yuanta Financial Holding Co. Ltd.	443,500	241,074
TOTAL TAIWAN		4,788,217
Thailand - 0.5%
Bangkok Bank PCL (For. Reg.)	61,700	408,360
Togo - 0.2%
Ecobank Transnational, Inc.	2,409,565	210,609
Turkey - 0.9%
Aygaz A/S	24,074	110,225
Tupras Turkiye Petrol Rafinelleri A/S	15,400	349,465
Turkiye Halk Bankasi A/S	36,800	297,718
TOTAL TURKEY		757,408
United Kingdom - 0.4%
John Wood Group PLC	19,934	259,533
Mondi PLC	6,900	123,247
TOTAL UNITED KINGDOM		382,780
United States of America - 0.9%
Cognizant Technology Solutions Corp. Class A (a)	2,400	208,632
InvenSense, Inc. (a)	13,111	221,445
Common Stocks - continued
	Shares	Value
United States of America - continued
Sohu.com, Inc. (a)	3,700	$ 247,752
Universal Display Corp. (a)	2,247	71,679
TOTAL UNITED STATES OF AMERICA		749,508
TOTAL COMMON STOCKS (Cost $54,256,585)		63,643,176
Nonconvertible Preferred Stocks - 3.4%

Brazil - 1.0%
Alpargatas Sa (PN)	28,500	197,192
Banco do Estado Rio Grande do Sul SA	25,700	185,276
Braskem SA (PN-A)	20,300	180,146
Companhia Paranaense de Energia-Copel (PN-B)	715	9,971
Lojas Americanas SA (PN)	38,333	283,707
TOTAL BRAZIL		856,292
Chile - 0.2%
Embotelladora Andina SA Class A	47,759	202,317
Korea (South) - 0.9%
Hyundai Motor Co. Series 2	3,701	418,476
Samsung Electronics Co. Ltd.	374	360,862
TOTAL KOREA (SOUTH)		779,338
Russia - 1.3%
Sberbank (Savings Bank of the Russian Federation)	292,600	755,706
Surgutneftegas	476,850	354,618
TOTAL RUSSIA		1,110,324
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,357,183)		2,948,271
Nonconvertible Bonds - 7.4%
		Principal Amount (c)
Bailiwick of Jersey - 0.2%
Polyus Gold International Ltd. 5.625% 4/29/20 (e)		$ 200,000	199,500
Canada - 0.5%
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (e)		400,000	441,000
Cayman Islands - 0.6%
Odebrecht Finance Ltd. 7.5% (e)(f)		475,000	475,000
Nonconvertible Bonds - continued
		Principal Amount (c)	Value
Costa Rica - 0.2%
Instituto Costarricense de Electricidad 6.95% 11/10/21 (e)		$ 200,000	$ 211,000
Georgia - 0.4%
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (e)		300,000	319,500
Indonesia - 0.2%
PT Pertamina Persero 5.625% 5/20/43 (e)		200,000	168,500
Israel - 0.3%
Israel Electric Corp. Ltd. 6.7% 2/10/17 (e)		250,000	270,625
Kazakhstan - 1.0%
KazMunaiGaz Finance Sub BV 7% 5/5/20 (e)		150,000	171,570
KazMunaiGaz National Co. 5.75% 4/30/43 (e)		300,000	272,220
Zhaikmunai International BV 7.125% 11/13/19 (e)		400,000	424,000
TOTAL KAZAKHSTAN			867,790
Luxembourg - 0.7%
Millicom International Cellular SA 4.75% 5/22/20 (e)		200,000	188,000
RSHB Capital SA:
5.1% 7/25/18 (e)		200,000	204,240
5.298% 12/27/17 (e)		200,000	207,500
TOTAL LUXEMBOURG			599,740
Mexico - 1.2%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	9,750,000	701,251
Petroleos Mexicanos 6.625% (e)(f)		300,000	309,000
TOTAL MEXICO			1,010,251
Netherlands - 0.3%
Indosat Palapa Co. BV 7.375% 7/29/20 (e)		100,000	107,625
Mozambique Ematum Finance 2020 6.305% 9/11/20 (Reg. S)		200,000	188,500
TOTAL NETHERLANDS			296,125
Paraguay - 0.2%
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (e)		200,000	203,000
Trinidad & Tobago - 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (e)		150,000	190,875
Turkey - 0.2%
Arcelik A/S 5% 4/3/23 (e)		200,000	180,000
Nonconvertible Bonds - continued
		Principal Amount (c)	Value
Venezuela - 1.2%
Petroleos de Venezuela SA 8.5% 11/2/17 (e)		$ 1,200,000	$ 1,077,000
TOTAL NONCONVERTIBLE BONDS (Cost $6,679,240)			6,509,906
Government Obligations - 14.9%

Armenia - 0.2%
Republic of Armenia 6% 9/30/20 (e)		200,000	196,750
Aruba - 0.4%
Aruba Government 4.625% 9/14/23 (e)		400,000	376,000
Azerbaijan - 0.4%
State Oil Co. of Azerbaijan Republic 5.45% 2/9/17 (Reg. S)		300,000	321,000
Bahrain - 0.2%
Bahrain Kingdom 6.125% 8/1/23 (e)		200,000	207,000
Barbados - 0.1%
Barbados Government 7% 8/4/22 (e)		100,000	95,000
Belarus - 0.5%
Belarus Republic:
8.75% 8/3/15 (Reg. S)		325,000	325,813
8.95% 1/26/18		100,000	99,250
TOTAL BELARUS			425,063
Belize - 0.2%
Belize Government 5% 2/20/38 (d)(e)		332,500	204,488
Bermuda - 0.1%
Bermuda Government 5.603% 7/20/20 (e)		100,000	106,625
Bolivia - 0.2%
Plurinational State of Bolivia 4.875% 10/29/22 (e)		200,000	195,000
Cayman Islands - 0.1%
Cayman Island Government 5.95% 11/24/19 (e)		100,000	112,000
Congo - 0.3%
Congo Republic 3.5% 6/30/29 (d)		325,883	286,777
Dominican Republic - 0.2%
Dominican Republic 5.875% 4/18/24 (e)		150,000	146,250
Ecuador - 0.5%
Ecuador Republic 9.375% 12/15/15 (e)		386,000	409,160
Government Obligations - continued
		Principal Amount (c)	Value
El Salvador - 0.2%
El Salvador Republic 7.625% 2/1/41 (e)		$ 150,000	$ 156,375
Guatemala - 0.2%
Guatemalan Republic 4.875% 2/13/28 (e)		200,000	188,000
Honduras - 0.2%
Republic of Honduras 7.5% 3/15/24 (e)		200,000	176,000
Hungary - 1.2%
Hungarian Republic:
4.75% 2/3/15		140,000	144,200
6.375% 3/29/21		508,000	551,815
7.625% 3/29/41		350,000	394,188
TOTAL HUNGARY			1,090,203
Iraq - 0.2%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		250,000	216,875
Ivory Coast - 0.3%
Ivory Coast 7.1% 12/31/32 (d)		275,000	248,188
Jamaica - 0.2%
Jamaican Government 8% 6/24/19		150,000	146,625
Jordan - 0.3%
Jordanian Kingdom 3.875% 11/12/15		300,000	300,375
Lebanon - 0.6%
Lebanese Republic:
6.1% 10/4/22		200,000	195,000
11.625% 5/11/16 (Reg. S)		250,000	288,750
TOTAL LEBANON			483,750
Mongolia - 0.2%
Mongolian People's Republic 5.125% 12/5/22 (Reg. S)		200,000	176,600
Morocco - 0.4%
Moroccan Kingdom:
4.25% 12/11/22 (e)		200,000	188,500
5.5% 12/11/42 (e)		200,000	175,000
TOTAL MOROCCO			363,500
Namibia - 0.2%
Republic of Namibia 5.5% 11/3/21 (e)		200,000	210,500
Netherlands - 0.3%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		250,000	270,625
Government Obligations - continued
		Principal Amount (c)	Value
Nigeria - 0.4%
Republic of Nigeria 6.75% 1/28/21 (e)		$ 350,000	$ 383,250
Panama - 0.2%
Panamanian Republic 4.3% 4/29/53		200,000	163,200
Peru - 0.5%
Peruvian Republic:
7.35% 7/21/25		100,000	128,250
8.75% 11/21/33		200,000	291,500
TOTAL PERU			419,750
Philippines - 0.5%
Philippine Republic 10.625% 3/16/25		300,000	474,000
Romania - 0.3%
Romanian Republic 6.75% 2/7/22 (e)		190,000	219,450
Russia - 1.2%
Russian Federation:
5.625% 4/4/42 (e)		350,000	364,000
7.5% 3/31/30 (Reg. S)		250,250	297,798
12.75% 6/24/28 (Reg. S)		225,000	391,500
TOTAL RUSSIA			1,053,298
Senegal - 0.3%
Republic of Senegal 8.75% 5/13/21 (e)		200,000	219,500
Slovenia - 0.5%
Republic of Slovenia:
4.75% 5/10/18 (e)		200,000	197,500
5.85% 5/10/23 (e)		200,000	195,000
TOTAL SLOVENIA			392,500
Sri Lanka - 0.4%
Democratic Socialist Republic of Sri Lanka 6.25% 10/4/20 (e)		300,000	304,500
Tanzania - 0.2%
Tanzania United Republic of 6.3921% 3/8/20 (h)		200,000	209,250
Turkey - 0.3%
Turkish Republic 11.875% 1/15/30		165,000	270,188
Ukraine - 0.7%
Ukraine Government:
7.5% 4/17/23 (Reg. S)		200,000	175,000
Government Obligations - continued
		Principal Amount (c)	Value
Ukraine - continued
Ukraine Government: - continued
7.75% 9/23/20 (e)		$ 225,000	$ 205,583
9.25% 7/24/17 (e)		200,000	193,500
TOTAL UKRAINE			574,083
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% 11/29/13 to 1/2/14 (g)		50,000	49,998
Venezuela - 0.9%
Venezuelan Republic 8.5% 10/8/14		815,000	806,035
Vietnam - 0.3%
Vietnamese Socialist Republic 6.75% 1/29/20 (e)		200,000	218,750
Zambia - 0.2%
Republic of Zambia 5.375% 9/20/22 (e)		200,000	180,500
TOTAL GOVERNMENT OBLIGATIONS (Cost $13,106,317)			13,046,981
Money Market Funds - 1.4%
	Shares
Fidelity Cash Central Fund, 0.09% (b) (Cost $1,249,619)	1,249,619	1,249,619
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $77,648,944)		87,397,953
NET OTHER ASSETS (LIABILITIES) - 0.2%		155,686
NET ASSETS - 100%		$ 87,553,639
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6 NYSE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2013	$ 307,170	$ (9,007)

The face value of futures purchased as a percentage of net assets is 0.4%
Currency Abbreviations
MXN	-	Mexican peso
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Amount is stated in United States dollars unless otherwise noted.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,444,336 or 13.1% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $49,998.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,903
Fidelity Securities Lending Cash Central Fund	20
Total	$ 3,923
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,671,881	$ 5,671,881	$ -	$ -
Consumer Staples	5,673,128	5,673,128	-	-
Energy	6,824,418	6,775,603	48,815	-
Financials	17,832,600	16,829,611	1,002,989	-
Health Care	1,079,535	863,737	215,798	-
Industrials	4,958,488	4,958,488	-	-
Information Technology	11,090,547	9,688,994	1,401,553	-
Materials	6,822,552	6,600,497	222,055	-
Telecommunication Services	4,671,214	3,902,066	769,148	-
Utilities	1,967,084	1,704,829	262,255	-
Corporate Bonds	6,509,906	-	6,509,906	-
Government Obligations	13,046,981	-	13,046,981	-
Money Market Funds	1,249,619	1,249,619	-	-
Total Investments in Securities:	$ 87,397,953	$ 63,918,453	$ 23,479,500	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (9,007)	$ (9,007)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (9,007)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
AAA,AA,A	1.0%
BBB	6.9%
BB	5.5%
B	6.0%
CCC,CC,C	1.6%
Not Rated	1.2%
Equities	76.5%
Short-Term Investments and Net Other Assets	1.3%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Percentages are adjusted for the effect of futures contracts, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $76,399,325)	$ 86,148,334
Fidelity Central Funds (cost $1,249,619)	1,249,619
Total Investments (cost $77,648,944)		$ 87,397,953
Cash		42,610
Foreign currency held at value (cost $91,066)		91,061
Receivable for investments sold		722,628
Receivable for fund shares sold		317,152
Dividends receivable		68,199
Interest receivable		355,898
Distributions receivable from Fidelity Central Funds		106
Prepaid expenses		239
Receivable from investment adviser for expense reductions		50,718
Other receivables		6,124
Total assets		89,052,688

Liabilities
Payable for investments purchased	$ 933,179
Payable for fund shares redeemed	270,336
Accrued management fee	57,802
Distribution and service plan fees payable	12,355
Payable for daily variation margin for derivative instruments	3,420
Other affiliated payables	18,570
Custodian fee payable	140,291
Other payables and accrued expenses	63,096
Total liabilities		1,499,049

Net Assets		$ 87,553,639
Net Assets consist of:
Paid in capital		$ 80,118,542
Undistributed net investment income		1,219,736
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,516,388)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,731,749
Net Assets		$ 87,553,639

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,837,427 ÷ 1,657,238 shares)	$ 11.37

Maximum offering price per share (100/94.25 of $11.37)	$ 12.06
Class T: Net Asset Value and redemption price per share ($5,967,419 ÷ 526,353 shares)	$ 11.34

Maximum offering price per share (100/96.50 of $11.34)	$ 11.75
Class C: Net Asset Value and offering price per share ($7,435,717 ÷ 658,492 shares)A	$ 11.29

Total Emerging Markets: Net Asset Value, offering price and redemption price per share ($49,959,436 ÷ 4,383,198 shares)	$ 11.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,353,640 ÷ 469,800 shares)	$ 11.40

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 2,210,247
Interest		1,561,521
Income from Fidelity Central Funds		3,923
Income before foreign taxes withheld		3,775,691
Less foreign taxes withheld		(240,765)
Total income		3,534,926

Expenses
Management fee	$ 884,762
Transfer agent fees	222,603
Distribution and service plan fees	128,889
Accounting and security lending fees	56,973
Custodian fees and expenses	410,719
Independent trustees' compensation	654
Registration fees	70,912
Audit	81,699
Legal	281
Interest	253
Miscellaneous	998
Total expenses before reductions	1,858,743
Expense reductions	(223,996)	1,634,747
Net investment income (loss)		1,900,179
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $30,003)	(1,717,551)
Investment not meeting investment restrictions	922
Foreign currency transactions	(84,114)
Futures contracts	(77,497)
Total net realized gain (loss)		(1,878,240)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $54,244)	1,880,839
Assets and liabilities in foreign currencies	415
Futures contracts	(9,007)
Total change in net unrealized appreciation (depreciation)		1,872,247
Net gain (loss)		(5,993)
Net increase (decrease) in net assets resulting from operations		$ 1,894,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	For the period November 1, 2011 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,900,179	$ 1,612,877
Net realized gain (loss)	(1,878,240)	(1,586,062)
Change in net unrealized appreciation (depreciation)	1,872,247	7,859,502
Net increase (decrease) in net assets resulting from operations	1,894,186	7,886,317
Distributions to shareholders from net investment income	(1,561,667)	(96,645)
Distributions to shareholders from net realized gain	(137,352)	-
Total distributions	(1,699,019)	(96,645)
Share transactions - net increase (decrease)	(15,755,086)	95,209,478
Redemption fees	87,191	27,217
Total increase (decrease) in net assets	(15,472,728)	103,026,367

Net Assets
Beginning of period	103,026,367	-
End of period (including undistributed net investment income of $1,219,736 and undistributed net investment income of $1,406,377, respectively)	$ 87,553,639	$ 103,026,367

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.18	.20
Net realized and unrealized gain (loss)	.48 F	.68
Total from investment operations	.66	.88
Distributions from net investment income	(.15)	(.02)
Distributions from net realized gain	(.01)	-
Total distributions	(.16)	(.02)
Redemption fees added to paid in capital C	.01	- I
Net asset value, end of period	$ 11.37	$ 10.86
Total Return A, B	6.23%	8.80%
Ratios to Average Net Assets D, H
Expenses before reductions	1.89%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%
Expenses net of all reductions	1.62%	1.62%
Net investment income (loss)	1.61%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,837	$ 7,675
Portfolio turnover rate E	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.15	.17
Net realized and unrealized gain (loss)	.48 F	.68
Total from investment operations	.63	.85
Distributions from net investment income	(.12)	(.01)
Distributions from net realized gain	(.01)	-
Total distributions	(.14) J	(.01)
Redemption fees added to paid in capital C	.01	- I
Net asset value, end of period	$ 11.34	$ 10.84
Total Return A, B	5.93%	8.56%
Ratios to Average Net Assets D, H
Expenses before reductions	2.13%	2.10%
Expenses net of fee waivers, if any	1.90%	1.90%
Expenses net of all reductions	1.88%	1.87%
Net investment income (loss)	1.36%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,967	$ 5,823
Portfolio turnover rate E	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.80	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.09	.12
Net realized and unrealized gain (loss)	.47 F	.69
Total from investment operations	.56	.81
Distributions from net investment income	(.07)	(.01)
Distributions from net realized gain	(.01)	-
Total distributions	(.08)	(.01)
Redemption fees added to paid in capital C	.01	- I
Net asset value, end of period	$ 11.29	$ 10.80
Total Return A, B	5.31%	8.07%
Ratios to Average Net Assets D, H
Expenses before reductions	2.65%	2.63%
Expenses net of fee waivers, if any	2.40%	2.40%
Expenses net of all reductions	2.37%	2.37%
Net investment income (loss)	.86%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,436	$ 5,824
Portfolio turnover rate E	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total Emerging Markets

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.21	.22
Net realized and unrealized gain (loss)	.47 E	.69
Total from investment operations	.68	.91
Distributions from net investment income	(.17)	(.02)
Distributions from net realized gain	(.01)	-
Total distributions	(.18)	(.02)
Redemption fees added to paid in capital B	.01	- H
Net asset value, end of period	$ 11.40	$ 10.89
Total Return A	6.44%	9.15%
Ratios to Average Net Assets C, G
Expenses before reductions	1.56%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%
Expenses net of all reductions	1.38%	1.38%
Net investment income (loss)	1.85%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,959	$ 81,416
Portfolio turnover rate D	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.20	.22
Net realized and unrealized gain (loss)	.48 E	.69
Total from investment operations	.68	.91
Distributions from net investment income	(.17)	(.02)
Distributions from net realized gain	(.01)	-
Total distributions	(.18)	(.02)
Redemption fees added to paid in capital B	.01	- H
Net asset value, end of period	$ 11.40	$ 10.89
Total Return A	6.44%	9.15%
Ratios to Average Net Assets C, G
Expenses before reductions	1.63%	1.62%
Expenses net of fee waivers, if any	1.40%	1.40%
Expenses net of all reductions	1.37%	1.37%
Net investment income (loss)	1.86%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,354	$ 2,287
Portfolio turnover rate D	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

securities. For corporate bonds and foreign government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carry forwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,054,189
Gross unrealized depreciation	(2,823,600)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,230,589

Tax Cost	$ 78,167,364

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,161,940
Capital loss carryforward	$ (2,949,184)
Net unrealized appreciation (depreciation)	$ 9,230,033

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (2,949,184)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 1,699,019	$ 96,645

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(77,497) and a change in net unrealized appreciation (depreciation) of $(9,007) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $127,907,727 and $141,712,892, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 35,394	$ 11,702
Class T	.25%	.25%	31,862	11,312
Class C	.75%	.25%	61,633	54,524
			$ 128,889	$ 77,538

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,119
Class T	3,441
Class C*	578
$ 17,138

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 31,225.22
Class T	15,225.24
Class C	15,227.25
Total Emerging Markets	153,704.19
Institutional Class	7,222.19
	$ 222,603

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $996 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,919,500.39%		$ 253

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has

Annual Report

7. Committed Line of Credit - continued

agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $248 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.65%	$ 33,991
Class T	1.90%	14,907
Class C	2.40%	15,690
Total Emerging Markets	1.40%	123,344
Institutional Class	1.40%	8,511
		$ 196,443

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $426.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $26,904 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $223.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012 A
From net investment income
Class A	$ 104,565	$ 9,099
Class T	69,282	4,204
Class C	35,970	3,000
Total Emerging Markets	1,316,259	75,940
Institutional Class	35,591	4,402
Total	$ 1,561,667	$ 96,645
From net realized gain
Class A	$ 10,027	$ -
Class T	7,822	-
Class C	7,516	-
Total Emerging Markets	109,039	-
Institutional Class	2,948	-
Total	$ 137,352	$ -

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012 A	2013	2012 A
Class A
Shares sold	1,550,621	723,537	$ 17,267,543	$ 7,311,002
Reinvestment of distributions	9,656	949	105,541	9,099
Shares redeemed	(609,546)	(17,979)	(6,666,165)	(179,387)
Net increase (decrease)	950,731	706,507	$ 10,706,919	$ 7,140,714
Class T
Shares sold	277,882	597,107	$ 3,114,089	$ 6,082,522
Reinvestment of distributions	7,041	439	76,883	4,204
Shares redeemed	(295,695)	(60,421)	(3,268,261)	(637,924)
Net increase (decrease)	(10,772)	537,125	$ (77,289)	$ 5,448,802
Class C
Shares sold	431,831	540,321	$ 4,824,945	$ 5,429,037
Reinvestment of distributions	3,973	314	43,420	3,000
Shares redeemed	(316,804)	(1,143)	(3,521,280)	(12,081)
Net increase (decrease)	119,000	539,492	$ 1,347,085	$ 5,419,956
Total Emerging Markets
Shares sold	5,085,608	8,901,615	$ 57,439,168	$ 89,854,661
Reinvestment of distributions	113,766	7,686	1,243,462	73,759
Shares redeemed	(8,294,710)	(1,430,767)	(89,232,029)	(14,834,512)
Net increase (decrease)	(3,095,336)	7,478,534	$ (30,549,399)	$ 75,093,908
Institutional Class
Shares sold	491,268	209,638	$ 5,357,985	$ 2,101,696
Reinvestment of distributions	3,526	459	38,539	4,402
Shares redeemed	(235,091)	-	(2,578,926)	-
Net increase (decrease)	259,703	210,097	$ 2,817,598	$ 2,106,098

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

Annual Report

Fidelity Total Emerging Markets Fund
Notes to Financial Statements - continued

12. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund at October 31, 2013, the results of each of their operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Discovery Fund's and Fidelity Total Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Emerging Markets Discovery	12/09/13	12/06/13	$0.085	$0.300
Total Emerging Markets	12/09/13	12/06/13	$0.197	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Emerging Markets Discovery	$2,657,028

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Emerging Markets Discovery
December 7, 2012	17%
December 27, 2012	100%
Total Emerging Markets
December 7, 2012	63%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Emerging Markets Discovery	12/10/12	$0.095	$0.0134
	12/28/12	$0.002	$0.0000
	Pay Date	Income	Taxes
Total Emerging Markets	12/10/12	$0.175	$0.0157

The funds will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund
Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the funds, including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and, in the case of Fidelity Emerging Markets Discovery Fund, peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Markets Discovery Fund

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 19% would mean that 81% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Markets Discovery Fund

Fidelity Total Emerging Markets Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expense ratio of each of Class A and the retail class of each fund ranked below its competitive median for the period and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for the period. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class and the retail class of Fidelity Emerging Markets Discovery Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2013.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of Fidelity Total Emerging Markets Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to each fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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www.fidelity.com

EMD-TEK-UANN-1213
1.931236.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets Discovery

Fund - Class A, Class T,
and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class A, Class T, and
Class C are classes of
Fidelity® Emerging
Markets Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	1.04%	9.65%
Class T (incl. 3.50% sales charge)	3.13%	10.66%
Class C (incl. contingent deferred sales charge)	5.32%	12.10%

A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Discovery Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets SMID Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Ashish Swarup, Portfolio Manager of Fidelity Advisor® Emerging Markets Discovery Fund: For the year, the fund's Class A, Class T and Class C shares advanced 7.20%, 6.87% and 6.32%, respectively (excluding sales charges), trailing the 8.55% gain of the MSCI® Emerging Markets SMID Cap Index. Versus the index, underweighting Malaysia and China hurt, as did stock picks in South Korea. Looking at individual stocks, I saw opportunity in South Africa-based gold miner and non-index investment AngloGold Ashanti. I considered the company to be of high quality, well run and shareholder friendly, and the stock has historically been a steady performer. Unfortunately, shares fell this period alongside the price of gold. I sold AngloGold in May. Conversely, an overweighting in St. Shine Optical was a winner. The contact lens and glasses maker based in Taiwan consistently gained market share due to the high quality and reliability of its products. I was attracted to the company's good management team and high return on equity of its business, as well as the stock's attractive valuation when I purchased it prior to the beginning of the reporting period. The stock performed very well during the past 12 months, and as its price continued to appreciate, I sold some of St. Shine to take profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Discovery Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.70%
Actual		$ 1,000.00	$ 980.40	$ 8.49
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class T	1.95%
Actual		$ 1,000.00	$ 978.80	$ 9.73
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Class C	2.45%
Actual		$ 1,000.00	$ 977.10	$ 12.21
HypotheticalA		$ 1,000.00	$ 1,012.85	$ 12.43
Emerging Markets Discovery	1.45%
Actual		$ 1,000.00	$ 981.20	$ 7.24
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Institutional Class	1.45%
Actual		$ 1,000.00	$ 982.00	$ 7.24
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Discovery Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
E-Mart Co. Ltd. (Korea (South), Food & Staples Retailing)	1.7	1.0
Unified-President Enterprises Corp. (Taiwan, Food Products)	1.4	1.2
China Insurance International Holdings Co. Ltd. (Hong Kong, Insurance)	1.4	0.8
Compania Cervecerias Unidas SA sponsored ADR (Chile, Beverages)	1.4	1.0
LG Household & Health Care Ltd. (Korea (South), Household Products)	1.4	1.1
	7.3
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.8	23.8
Industrials	19.2	17.2
Consumer Staples	16.9	17.3
Consumer Discretionary	15.1	16.7
Health Care	6.9	5.3
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	13.3	10.4
Taiwan	11.8	22.7
South Africa	10.4	11.0
Korea (South)	9.9	12.8
Chile	7.7	5.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 97.3%	Stocks 98.8%
Short-TermInvestments andNet Other Assets (Liabilities) 2.7%	Short-TermInvestments andNet Other Assets (Liabilities) 1.2%

Annual Report

Fidelity Emerging Markets Discovery Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Bermuda - 6.9%
China Foods Ltd.	1,566,000	$ 710,992
Shangri-La Asia Ltd.	520,000	952,406
Silverlake Axis Ltd. Class A	1,533,000	888,553
Tai Cheung Holdings Ltd.	1,017,000	771,309
Texwinca Holdings Ltd.	1,228,000	1,256,035
Trinity Ltd.	1,246,000	466,065
Wilson Sons Ltd. unit	81,855	1,023,096
Yue Yuen Industrial (Holdings) Ltd.	471,000	1,293,989
TOTAL BERMUDA		7,362,445
Brazil - 4.6%
BHG SA (Brazil Hospitality Group) (a)	106,800	781,859
BTG Pactual Participations Ltd. unit	48,000	642,157
Fleury SA	121,600	941,773
Hypermarcas SA	119,000	1,038,501
Iguatemi Empresa de Shopping Centers SA	72,200	829,904
Terna Participacoes SA unit	74,000	718,463
TOTAL BRAZIL		4,952,657
Cayman Islands - 6.9%
China Lodging Group Ltd. ADR (a)	46,300	1,017,674
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	1,000,000	374,049
Ginko International Co. Ltd.	29,000	552,709
Gourmet Master Co. Ltd.	152,000	1,012,128
Greatview Aseptic Pack Co. Ltd.	1,319,000	830,223
Lifestyle International Holdings Ltd.	113,000	246,318
Samson Holding Ltd.	7,877,000	1,097,273
SITC International Holdings Co. Ltd.	1,685,000	712,860
Springland International Holdings Ltd.	1,264,000	692,893
Tao Heung Holdings Ltd.	1,128,000	865,678
TOTAL CAYMAN ISLANDS		7,401,805
Chile - 7.7%
Compania Cervecerias Unidas SA sponsored ADR	55,107	1,470,806
Embotelladora Andina SA sponsored ADR	32,153	1,099,633
Empresa Nacional de Telecomunicaciones SA (ENTEL)	60,226	926,816
Isapre CruzBlanca SA	1,312,507	896,528
Parque Arauco SA	431,517	833,129
Quinenco SA	456,526	1,220,968
Quinenco SA rights 11/5/13 (a)	108,014	42,172
Common Stocks - continued
	Shares	Value
Chile - continued
Sociedad Matriz SAAM SA	9,377,011	$ 942,552
Sonda SA	290,100	753,212
TOTAL CHILE		8,185,816
China - 1.0%
China Communications Services Corp. Ltd. (H Shares)	1,116,000	683,735
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	408,000	383,108
TOTAL CHINA		1,066,843
Colombia - 0.6%
Bolsa de Valores de Colombia	48,878,613	622,492
Hong Kong - 3.6%
China Insurance International Holdings Co. Ltd. (a)	946,000	1,476,409
Dah Chong Hong Holdings Ltd.	893,000	757,892
HKT Trust / HKT Ltd. unit	984,000	912,545
Singamas Container Holdings Ltd.	2,936,000	685,433
TOTAL HONG KONG		3,832,279
Hungary - 1.1%
Richter Gedeon PLC	62,400	1,186,549
India - 13.3%
Bank of Baroda	69,571	725,808
Container Corp. of India Ltd.	76,245	936,545
Credit Analysis & Research Ltd.	100,032	1,080,201
Grasim Industries Ltd.	19,771	929,352
IDFC Ltd.	648,827	1,113,421
Indian Hotels Co. Ltd.	938,336	748,397
Ipca Laboratories Ltd.	90,219	1,007,944
Jain Irrigation Systems Ltd.	760,572	825,689
Mahindra Lifespace Developers Ltd.	93,500	649,921
Motilal Oswal Financial Services Ltd.	685,225	773,914
Prestige Estates Projects Ltd. (a)	373,175	866,265
Punjab National Bank	80,137	743,345
SKS Microfinance Ltd. (a)	325,922	823,479
Tech Mahindra Ltd. (a)	54,154	1,363,033
Thermax Ltd. (a)	76,141	787,802
Tube Investments of India Ltd.	354,155	844,813
TOTAL INDIA		14,219,929
Indonesia - 4.1%
PT Astra Graphia Tbk	7,177,500	1,056,961
PT Bank Tabungan Pensiunan Nasional Tbk (a)	543,500	210,938
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Hero Supermarket Tbk (a)	2,698,000	$ 861,632
PT Holcim Indonesia Tbk	3,289,000	751,309
PT Tempo Scan Pacific Tbk	2,063,000	713,742
PT Wijaya Karya Persero Tbk	4,610,500	785,284
TOTAL INDONESIA		4,379,866
Kenya - 0.8%
East African Breweries Ltd.	228,200	852,909
Korea (South) - 9.9%
Binggrea Co. Ltd.	8,872	748,194
E-Mart Co. Ltd.	7,626	1,825,156
Kiwoom Securities Co. Ltd.	25,329	1,326,975
Korea Plant Service & Engineering Co. Ltd.	27,617	1,400,002
LG Corp.	24,155	1,427,067
LG Household & Health Care Ltd.	2,792	1,449,562
Samsung Fire & Marine Insurance Co. Ltd.	2,907	679,308
Shinsegae Food Co. Ltd.	10,022	839,510
TK Corp. (a)	45,428	922,446
TOTAL KOREA (SOUTH)		10,618,220
Malaysia - 2.4%
Oldtown Bhd	1,036,900	814,672
Oriental Holdings Bhd	295,600	827,849
YTL Corp. Bhd	1,866,800	975,834
TOTAL MALAYSIA		2,618,355
Mexico - 1.4%
Bolsa Mexicana de Valores S.A.B. de CV	310,300	739,645
Consorcio ARA S.A.B. de CV (a)	1,864,800	728,926
TOTAL MEXICO		1,468,571
Nigeria - 0.7%
Guaranty Trust Bank PLC	4,415,484	703,474
Philippines - 0.7%
Security Bank Corp.	217,510	699,616
Poland - 1.2%
Warsaw Stock Exchange	87,205	1,262,630
Russia - 2.4%
Moscow Exchange MICEX-RTS OAO	284,000	542,395
Common Stocks - continued
	Shares	Value
Russia - continued
Synergy Co. (a)	56,651	$ 1,130,167
Vozrozhdenie Bank	71,500	922,991
TOTAL RUSSIA		2,595,553
Singapore - 0.6%
Ezion Holdings Ltd.	378,000	681,629
South Africa - 10.4%
Adcorp Holdings Ltd.	312,400	1,079,532
African Bank Investments Ltd.	583,117	987,472
Astral Foods Ltd.	136,400	1,372,322
Bidvest Group Ltd.	47,500	1,266,714
Illovo Sugar Ltd.	278,400	872,188
JSE Ltd.	100,955	882,963
PSG Group Ltd.	143,700	1,180,949
SA Corporate Real Estate Fund	1,935,200	773,020
Tiger Brands Ltd.	44,025	1,290,128
Zeder Investments Ltd.	3,171,609	1,369,352
TOTAL SOUTH AFRICA		11,074,640
Sri Lanka - 0.7%
John Keells Holdings Ltd.	442,958	756,649
Taiwan - 11.8%
Chroma ATE, Inc.	501,000	1,065,487
Cleanaway Co. Ltd.	142,000	887,651
CTCI Corp.	588,000	1,026,778
E.SUN Financial Holdings Co. Ltd.	1,630,655	1,088,581
Formosa Optical Technology Co. Ltd.	304,000	1,084,423
Johnson Health Tech Co. Ltd.	1,740	4,960
Kd Holding Corp.	134,000	860,404
King Slide Works Co. Ltd.	70,000	618,312
MJC Probe, Inc.	449,000	782,528
Pacific Hospital Supply Co. Ltd.	313,700	1,166,983
Sinyi Realty, Inc.	635,560	1,159,489
St. Shine Optical Co. Ltd.	20,000	587,736
Standard Foods Corp.	26,450	80,873
Unified-President Enterprises Corp.	785,803	1,494,988
Wowprime Corp.	43,500	719,704
TOTAL TAIWAN		12,628,897
Turkey - 3.0%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	83,749	1,069,806
Common Stocks - continued
	Shares	Value
Turkey - continued
Enka Insaat ve Sanayi A/S	403,057	$ 1,179,137
Is Yatirim Menkul Degerler A/S	1,385,599	999,505
TOTAL TURKEY		3,248,448
United States of America - 0.5%
Sohu.com, Inc. (a)	7,900	528,984
TOTAL COMMON STOCKS (Cost $100,982,901)		102,949,256
Nonconvertible Preferred Stocks - 1.0%

Brazil - 1.0%
Klabin SA (PN) (non-vtg.) (Cost $996,339)	201,200	1,068,780
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.09% (b) (Cost $3,360,575)	3,360,575	3,360,575
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $105,339,815)		107,378,611
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(510,079)
NET ASSETS - 100%		$ 106,868,532
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,709
Fidelity Securities Lending Cash Central Fund	3,614
Total	$ 9,323
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 16,238,792	$ 16,238,792	$ -	$ -
Consumer Staples	18,182,529	18,182,529	-	-
Energy	1,055,678	1,055,678	-	-
Financials	27,481,057	26,737,712	743,345	-
Health Care	7,437,072	6,429,128	1,007,944	-
Industrials	20,444,054	20,444,054	-	-
Information Technology	5,381,797	5,381,797	-	-
Materials	3,579,664	2,650,312	929,352	-
Telecommunication Services	2,523,096	2,523,096	-	-
Utilities	1,694,297	1,694,297	-	-
Money Market Funds	3,360,575	3,360,575	-	-
Total Investments in Securities:	$ 107,378,611	$ 104,697,970	$ 2,680,641	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $101,979,240)	$ 104,018,036
Fidelity Central Funds (cost $3,360,575)	3,360,575
Total Investments (cost $105,339,815)		$ 107,378,611
Cash		105,599
Foreign currency held at value (cost $10,502)		10,477
Receivable for investments sold		3,062,739
Receivable for fund shares sold		297,178
Dividends receivable		39,430
Distributions receivable from Fidelity Central Funds		464
Prepaid expenses		451
Receivable from investment adviser for expense reductions		31,581
Other affiliated receivables		73,436
Other receivables		25,607
Total assets		111,025,573

Liabilities
Payable for investments purchased	$ 3,624,635
Payable for fund shares redeemed	102,677
Accrued management fee	75,088
Distribution and service plan fees payable	3,409
Other affiliated payables	25,814
Other payables and accrued expenses	325,418
Total liabilities		4,157,041

Net Assets		$ 106,868,532
Net Assets consist of:
Paid in capital		$ 103,184,879
Undistributed net investment income		648,420
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,216,581
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,818,652
Net Assets		$ 106,868,532

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,065,263 ÷ 405,641 shares)	$ 12.49

Maximum offering price per share (100/94.25 of $12.49)	$ 13.25
Class T: Net Asset Value and redemption price per share ($1,914,183 ÷ 153,883 shares)	$ 12.44

Maximum offering price per share (100/96.50 of $12.44)	$ 12.89
Class C: Net Asset Value and offering price per share ($2,081,734 ÷ 168,561 shares)A	$ 12.35

Emerging Markets Discovery: Net Asset Value, offering price and redemption price per share ($96,731,108 ÷ 7,723,835 shares)	$ 12.52

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,076,244 ÷ 85,924 shares)	$ 12.53

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 2,828,759
Income from Fidelity Central Funds		9,323
Income before foreign taxes withheld		2,838,082
Less foreign taxes withheld		(276,587)
Total income		2,561,495

Expenses
Management fee	$ 970,456
Transfer agent fees	278,936
Distribution and service plan fees	51,976
Accounting and security lending fees	58,907
Custodian fees and expenses	313,877
Independent trustees' compensation	619
Registration fees	92,723
Audit	76,674
Legal	207
Miscellaneous	435
Total expenses before reductions	1,844,810
Expense reductions	(214,796)	1,630,014
Net investment income (loss)		931,481
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $74,639)	2,425,794
Foreign currency transactions	(109,494)
Total net realized gain (loss)		2,316,300
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $183,313)	(861,858)
Assets and liabilities in foreign currencies	(3,018)
Total change in net unrealized appreciation (depreciation)		(864,876)
Net gain (loss)		1,451,424
Net increase (decrease) in net assets resulting from operations		$ 2,382,905

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	For the period November 1, 2011 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 931,481	$ 275,092
Net realized gain (loss)	2,316,300	834,546
Change in net unrealized appreciation (depreciation)	(864,876)	2,683,528
Net increase (decrease) in net assets resulting from operations	2,382,905	3,793,166
Distributions to shareholders from net investment income	(286,293)	(7,760)
Distributions to shareholders from net realized gain	(914,866)	-
Total distributions	(1,201,159)	(7,760)
Share transactions - net increase (decrease)	59,689,170	41,986,470
Redemption fees	191,734	34,006
Total increase (decrease) in net assets	61,062,650	45,805,882

Net Assets
Beginning of period	45,805,882	-
End of period (including undistributed net investment income of $648,420 and undistributed net investment income of $251,826, respectively)	$ 106,868,532	$ 45,805,882

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.89	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.12
Net realized and unrealized gain (loss)	.75	1.76
Total from investment operations	.83	1.88
Distributions from net investment income	(.04)	(.01)
Distributions from net realized gain	(.20)	-
Total distributions	(.25) H	(.01)
Redemption fees added to paid in capital C	.02	.02
Net asset value, end of period	$ 12.49	$ 11.89
Total Return A, B	7.20%	19.00%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%	3.49%
Expenses net of fee waivers, if any	1.70%	1.70%
Expenses net of all reductions	1.64%	1.64%
Net investment income (loss)	.62%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,065	$ 1,671
Portfolio turnover rate E	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.87	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05	.10
Net realized and unrealized gain (loss)	.74	1.75
Total from investment operations	.79	1.85
Distributions from net investment income	(.03)	- I
Distributions from net realized gain	(.20)	-
Total distributions	(.24) H	- I
Redemption fees added to paid in capital C	.02	.02
Net asset value, end of period	$ 12.44	$ 11.87
Total Return A, B	6.87%	18.75%
Ratios to Average Net Assets D, G
Expenses before reductions	2.19%	3.77%
Expenses net of fee waivers, if any	1.95%	1.95%
Expenses net of all reductions	1.89%	1.89%
Net investment income (loss)	.37%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,914	$ 1,700
Portfolio turnover rate E	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

I Amount represents less than $.01 per share

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.82	$ 10.00
Income from Investment Operations
Net investment income (loss) C	(.02)	.04
Net realized and unrealized gain (loss)	.74	1.76
Total from investment operations	.72	1.80
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.20)	-
Total distributions	(.21)	-
Redemption fees added to paid in capital C	.02	.02
Net asset value, end of period	$ 12.35	$ 11.82
Total Return A, B	6.32%	18.20%
Ratios to Average Net Assets D, G
Expenses before reductions	2.70%	4.32%
Expenses net of fee waivers, if any	2.45%	2.45%
Expenses net of all reductions	2.39%	2.39%
Net investment income (loss)	(.13)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,082	$ 1,474
Portfolio turnover rate E	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets Discovery

Years ended October 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.11	.15
Net realized and unrealized gain (loss)	.74	1.76
Total from investment operations	.85	1.91
Distributions from net investment income	(.07)	(.01)
Distributions from net realized gain	(.20)	-
Total distributions	(.27)	(.01)
Redemption fees added to paid in capital B	.02	.02
Net asset value, end of period	$ 12.52	$ 11.92
Total Return A	7.37%	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	1.57%	3.02%
Expenses net of fee waivers, if any	1.45%	1.45%
Expenses net of all reductions	1.39%	1.39%
Net investment income (loss)	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,731	$ 39,135
Portfolio turnover rate D	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.11	.15
Net realized and unrealized gain (loss)	.75	1.76
Total from investment operations	.86	1.91
Distributions from net investment income	(.07)	(.01)
Distributions from net realized gain	(.20)	-
Total distributions	(.27)	(.01)
Redemption fees added to paid in capital B	.02	.02
Net asset value, end of period	$ 12.53	$ 11.92
Total Return A	7.45%	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	1.60%	3.21%
Expenses net of fee waivers, if any	1.45%	1.45%
Expenses net of all reductions	1.39%	1.39%
Net investment income (loss)	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,076	$ 1,825
Portfolio turnover rate D	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,324,813
Gross unrealized depreciation	(6,582,719)
Net unrealized appreciation (depreciation) on securities and other investments	$ 742,094

Tax Cost	$ 106,636,517

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 648,420
Undistributed long-term capital gain	$ 2,513,282
Net unrealized appreciation (depreciation)	$ 738,896

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 1,201,159	$ 7,760

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $247,560,295 and $189,920,365, respectively.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .86% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,370	$ 640
Class T	.25%	.25%	10,003	706
Class C	.75%	.25%	30,603	12,100
			$ 51,976	$ 13,446

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,180
Class T	2,075
Class C*	942
$ 11,197

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,166.29
Class T	6,485.32
Class C	7,570.25
Emerging Markets Discovery	245,715.24
Institutional Class	6,000.22
	$ 278,936

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $334 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $232 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,614. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.70%	$ 7,621
Class T	1.95%	4,856
Class C	2.45%	7,439
Emerging Markets Discovery	1.45%	124,923
Institutional Class	1.45%	4,058
		$ 148,897

Annual Report

8. Expense Reductions - continued

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $970.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $64,929 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012 A
From net investment income
Class A	$ 7,274	$ 435
Class T	5,643	203
Class C	1,195	-
Emerging Markets Discovery	259,277	6,522
Institutional Class	12,904	600
Total	$ 286,293	$ 7,760
From net realized gain
Class A	$ 33,559	$ -
Class T	33,691	-
Class C	30,324	-
Emerging Markets Discovery	778,518	-
Institutional Class	38,774	-
Total	$ 914,866	$ -

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012 A	2013	2012 A
Class A
Shares sold	646,803	197,037	$ 8,039,936	$ 2,112,904
Reinvestment of distributions	3,013	46	36,310	435
Shares redeemed	(384,660)	(56,598)	(4,712,072)	(637,589)
Net increase (decrease)	265,156	140,485	$ 3,364,174	$ 1,475,750
Class T
Shares sold	157,097	182,780	$ 1,931,892	$ 1,990,143
Reinvestment of distributions	3,232	22	38,882	203
Shares redeemed	(149,702)	(39,546)	(1,831,906)	(451,707)
Net increase (decrease)	10,627	143,256	$ 138,868	$ 1,538,639
Class C
Shares sold	428,945	161,266	$ 5,224,843	$ 1,743,293
Reinvestment of distributions	2,629	-	31,519	-
Shares redeemed	(387,768)	(36,511)	(4,776,955)	(415,821)
Net increase (decrease)	43,806	124,755	$ 479,407	$ 1,327,472
Emerging Markets Discovery
Shares sold	12,245,350	4,074,333	$ 152,132,821	$ 44,757,138
Reinvestment of distributions	72,226	681	871,750	6,419
Shares redeemed	(7,876,995)	(791,760)	(96,541,547)	(8,744,517)
Net increase (decrease)	4,440,581	3,283,254	$ 56,463,024	$ 36,019,040
Institutional Class
Shares sold	231,788	199,001	$ 2,857,278	$ 2,149,513
Reinvestment of distributions	3,612	64	43,597	600
Shares redeemed	(302,585)	(45,956)	(3,657,178)	(524,544)
Net increase (decrease)	(67,185)	153,109	$ (756,303)	$ 1,625,569

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for the period indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Markets Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.058	$0.30
Class T	12/09/13	12/06/13	$0.017	$0.30
Class C	12/09/13	12/06/13	$0.000	$0.30

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $2,657,028, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

December 7, 2012
Class A	18%
Class T	19%
Class C	21%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.090	$0.0134
	12/28/12	$0.000	$0.0000
Class T	12/10/12	$0.086	$0.0134
	12/28/12	$0.000	$0.0000
Class C	12/10/12	$0.077	$0.0134
	12/28/12	$0.000	$0.0000

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Markets Discovery Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Markets Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AEMD-UANN-1213
1.931249.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets Discovery

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
Emerging Markets
Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Institutional Class	7.45%	13.25%

A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Discovery Fund - Institutional Class on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets SMID Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Ashish Swarup, Portfolio Manager of Fidelity Advisor® Emerging Markets Discovery Fund: For the year, the fund's Institutional Class shares advanced 7.45%, trailing the 8.55% gain of the MSCI® Emerging Markets SMID Cap Index. Versus the index, underweighting Malaysia and China hurt, as did stock picks in South Korea. Looking at individual stocks, I saw opportunity in South Africa-based gold miner and non-index investment AngloGold Ashanti. I considered the company to be of high quality, well run and shareholder friendly, and the stock has historically been a steady performer. Unfortunately, shares fell this period alongside the price of gold. I sold AngloGold in May. Conversely, an overweighting in St. Shine Optical was a winner. The contact lens and glasses maker based in Taiwan consistently gained market share due to the high quality and reliability of its products. I was attracted to the company's good management team and high return on equity of its business, as well as the stock's attractive valuation when I purchased it prior to the beginning of the reporting period. The stock performed very well during the past 12 months, and as its price continued to appreciate, I sold some of St. Shine to take profits.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Discovery Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.70%
Actual		$ 1,000.00	$ 980.40	$ 8.49
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class T	1.95%
Actual		$ 1,000.00	$ 978.80	$ 9.73
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Class C	2.45%
Actual		$ 1,000.00	$ 977.10	$ 12.21
HypotheticalA		$ 1,000.00	$ 1,012.85	$ 12.43
Emerging Markets Discovery	1.45%
Actual		$ 1,000.00	$ 981.20	$ 7.24
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Institutional Class	1.45%
Actual		$ 1,000.00	$ 982.00	$ 7.24
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Discovery Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
E-Mart Co. Ltd. (Korea (South), Food & Staples Retailing)	1.7	1.0
Unified-President Enterprises Corp. (Taiwan, Food Products)	1.4	1.2
China Insurance International Holdings Co. Ltd. (Hong Kong, Insurance)	1.4	0.8
Compania Cervecerias Unidas SA sponsored ADR (Chile, Beverages)	1.4	1.0
LG Household & Health Care Ltd. (Korea (South), Household Products)	1.4	1.1
	7.3
Top Five Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.8	23.8
Industrials	19.2	17.2
Consumer Staples	16.9	17.3
Consumer Discretionary	15.1	16.7
Health Care	6.9	5.3
Top Five Countries as of October 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	13.3	10.4
Taiwan	11.8	22.7
South Africa	10.4	11.0
Korea (South)	9.9	12.8
Chile	7.7	5.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2013	As of April 30, 2013
Stocks 97.3%	Stocks 98.8%
Short-TermInvestments andNet Other Assets (Liabilities) 2.7%	Short-TermInvestments andNet Other Assets (Liabilities) 1.2%

Annual Report

Fidelity Emerging Markets Discovery Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Bermuda - 6.9%
China Foods Ltd.	1,566,000	$ 710,992
Shangri-La Asia Ltd.	520,000	952,406
Silverlake Axis Ltd. Class A	1,533,000	888,553
Tai Cheung Holdings Ltd.	1,017,000	771,309
Texwinca Holdings Ltd.	1,228,000	1,256,035
Trinity Ltd.	1,246,000	466,065
Wilson Sons Ltd. unit	81,855	1,023,096
Yue Yuen Industrial (Holdings) Ltd.	471,000	1,293,989
TOTAL BERMUDA		7,362,445
Brazil - 4.6%
BHG SA (Brazil Hospitality Group) (a)	106,800	781,859
BTG Pactual Participations Ltd. unit	48,000	642,157
Fleury SA	121,600	941,773
Hypermarcas SA	119,000	1,038,501
Iguatemi Empresa de Shopping Centers SA	72,200	829,904
Terna Participacoes SA unit	74,000	718,463
TOTAL BRAZIL		4,952,657
Cayman Islands - 6.9%
China Lodging Group Ltd. ADR (a)	46,300	1,017,674
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	1,000,000	374,049
Ginko International Co. Ltd.	29,000	552,709
Gourmet Master Co. Ltd.	152,000	1,012,128
Greatview Aseptic Pack Co. Ltd.	1,319,000	830,223
Lifestyle International Holdings Ltd.	113,000	246,318
Samson Holding Ltd.	7,877,000	1,097,273
SITC International Holdings Co. Ltd.	1,685,000	712,860
Springland International Holdings Ltd.	1,264,000	692,893
Tao Heung Holdings Ltd.	1,128,000	865,678
TOTAL CAYMAN ISLANDS		7,401,805
Chile - 7.7%
Compania Cervecerias Unidas SA sponsored ADR	55,107	1,470,806
Embotelladora Andina SA sponsored ADR	32,153	1,099,633
Empresa Nacional de Telecomunicaciones SA (ENTEL)	60,226	926,816
Isapre CruzBlanca SA	1,312,507	896,528
Parque Arauco SA	431,517	833,129
Quinenco SA	456,526	1,220,968
Quinenco SA rights 11/5/13 (a)	108,014	42,172
Common Stocks - continued
	Shares	Value
Chile - continued
Sociedad Matriz SAAM SA	9,377,011	$ 942,552
Sonda SA	290,100	753,212
TOTAL CHILE		8,185,816
China - 1.0%
China Communications Services Corp. Ltd. (H Shares)	1,116,000	683,735
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	408,000	383,108
TOTAL CHINA		1,066,843
Colombia - 0.6%
Bolsa de Valores de Colombia	48,878,613	622,492
Hong Kong - 3.6%
China Insurance International Holdings Co. Ltd. (a)	946,000	1,476,409
Dah Chong Hong Holdings Ltd.	893,000	757,892
HKT Trust / HKT Ltd. unit	984,000	912,545
Singamas Container Holdings Ltd.	2,936,000	685,433
TOTAL HONG KONG		3,832,279
Hungary - 1.1%
Richter Gedeon PLC	62,400	1,186,549
India - 13.3%
Bank of Baroda	69,571	725,808
Container Corp. of India Ltd.	76,245	936,545
Credit Analysis & Research Ltd.	100,032	1,080,201
Grasim Industries Ltd.	19,771	929,352
IDFC Ltd.	648,827	1,113,421
Indian Hotels Co. Ltd.	938,336	748,397
Ipca Laboratories Ltd.	90,219	1,007,944
Jain Irrigation Systems Ltd.	760,572	825,689
Mahindra Lifespace Developers Ltd.	93,500	649,921
Motilal Oswal Financial Services Ltd.	685,225	773,914
Prestige Estates Projects Ltd. (a)	373,175	866,265
Punjab National Bank	80,137	743,345
SKS Microfinance Ltd. (a)	325,922	823,479
Tech Mahindra Ltd. (a)	54,154	1,363,033
Thermax Ltd. (a)	76,141	787,802
Tube Investments of India Ltd.	354,155	844,813
TOTAL INDIA		14,219,929
Indonesia - 4.1%
PT Astra Graphia Tbk	7,177,500	1,056,961
PT Bank Tabungan Pensiunan Nasional Tbk (a)	543,500	210,938
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Hero Supermarket Tbk (a)	2,698,000	$ 861,632
PT Holcim Indonesia Tbk	3,289,000	751,309
PT Tempo Scan Pacific Tbk	2,063,000	713,742
PT Wijaya Karya Persero Tbk	4,610,500	785,284
TOTAL INDONESIA		4,379,866
Kenya - 0.8%
East African Breweries Ltd.	228,200	852,909
Korea (South) - 9.9%
Binggrea Co. Ltd.	8,872	748,194
E-Mart Co. Ltd.	7,626	1,825,156
Kiwoom Securities Co. Ltd.	25,329	1,326,975
Korea Plant Service & Engineering Co. Ltd.	27,617	1,400,002
LG Corp.	24,155	1,427,067
LG Household & Health Care Ltd.	2,792	1,449,562
Samsung Fire & Marine Insurance Co. Ltd.	2,907	679,308
Shinsegae Food Co. Ltd.	10,022	839,510
TK Corp. (a)	45,428	922,446
TOTAL KOREA (SOUTH)		10,618,220
Malaysia - 2.4%
Oldtown Bhd	1,036,900	814,672
Oriental Holdings Bhd	295,600	827,849
YTL Corp. Bhd	1,866,800	975,834
TOTAL MALAYSIA		2,618,355
Mexico - 1.4%
Bolsa Mexicana de Valores S.A.B. de CV	310,300	739,645
Consorcio ARA S.A.B. de CV (a)	1,864,800	728,926
TOTAL MEXICO		1,468,571
Nigeria - 0.7%
Guaranty Trust Bank PLC	4,415,484	703,474
Philippines - 0.7%
Security Bank Corp.	217,510	699,616
Poland - 1.2%
Warsaw Stock Exchange	87,205	1,262,630
Russia - 2.4%
Moscow Exchange MICEX-RTS OAO	284,000	542,395
Common Stocks - continued
	Shares	Value
Russia - continued
Synergy Co. (a)	56,651	$ 1,130,167
Vozrozhdenie Bank	71,500	922,991
TOTAL RUSSIA		2,595,553
Singapore - 0.6%
Ezion Holdings Ltd.	378,000	681,629
South Africa - 10.4%
Adcorp Holdings Ltd.	312,400	1,079,532
African Bank Investments Ltd.	583,117	987,472
Astral Foods Ltd.	136,400	1,372,322
Bidvest Group Ltd.	47,500	1,266,714
Illovo Sugar Ltd.	278,400	872,188
JSE Ltd.	100,955	882,963
PSG Group Ltd.	143,700	1,180,949
SA Corporate Real Estate Fund	1,935,200	773,020
Tiger Brands Ltd.	44,025	1,290,128
Zeder Investments Ltd.	3,171,609	1,369,352
TOTAL SOUTH AFRICA		11,074,640
Sri Lanka - 0.7%
John Keells Holdings Ltd.	442,958	756,649
Taiwan - 11.8%
Chroma ATE, Inc.	501,000	1,065,487
Cleanaway Co. Ltd.	142,000	887,651
CTCI Corp.	588,000	1,026,778
E.SUN Financial Holdings Co. Ltd.	1,630,655	1,088,581
Formosa Optical Technology Co. Ltd.	304,000	1,084,423
Johnson Health Tech Co. Ltd.	1,740	4,960
Kd Holding Corp.	134,000	860,404
King Slide Works Co. Ltd.	70,000	618,312
MJC Probe, Inc.	449,000	782,528
Pacific Hospital Supply Co. Ltd.	313,700	1,166,983
Sinyi Realty, Inc.	635,560	1,159,489
St. Shine Optical Co. Ltd.	20,000	587,736
Standard Foods Corp.	26,450	80,873
Unified-President Enterprises Corp.	785,803	1,494,988
Wowprime Corp.	43,500	719,704
TOTAL TAIWAN		12,628,897
Turkey - 3.0%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	83,749	1,069,806
Common Stocks - continued
	Shares	Value
Turkey - continued
Enka Insaat ve Sanayi A/S	403,057	$ 1,179,137
Is Yatirim Menkul Degerler A/S	1,385,599	999,505
TOTAL TURKEY		3,248,448
United States of America - 0.5%
Sohu.com, Inc. (a)	7,900	528,984
TOTAL COMMON STOCKS (Cost $100,982,901)		102,949,256
Nonconvertible Preferred Stocks - 1.0%

Brazil - 1.0%
Klabin SA (PN) (non-vtg.) (Cost $996,339)	201,200	1,068,780
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 0.09% (b) (Cost $3,360,575)	3,360,575	3,360,575
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $105,339,815)		107,378,611
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(510,079)
NET ASSETS - 100%		$ 106,868,532
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,709
Fidelity Securities Lending Cash Central Fund	3,614
Total	$ 9,323
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 16,238,792	$ 16,238,792	$ -	$ -
Consumer Staples	18,182,529	18,182,529	-	-
Energy	1,055,678	1,055,678	-	-
Financials	27,481,057	26,737,712	743,345	-
Health Care	7,437,072	6,429,128	1,007,944	-
Industrials	20,444,054	20,444,054	-	-
Information Technology	5,381,797	5,381,797	-	-
Materials	3,579,664	2,650,312	929,352	-
Telecommunication Services	2,523,096	2,523,096	-	-
Utilities	1,694,297	1,694,297	-	-
Money Market Funds	3,360,575	3,360,575	-	-
Total Investments in Securities:	$ 107,378,611	$ 104,697,970	$ 2,680,641	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $101,979,240)	$ 104,018,036
Fidelity Central Funds (cost $3,360,575)	3,360,575
Total Investments (cost $105,339,815)		$ 107,378,611
Cash		105,599
Foreign currency held at value (cost $10,502)		10,477
Receivable for investments sold		3,062,739
Receivable for fund shares sold		297,178
Dividends receivable		39,430
Distributions receivable from Fidelity Central Funds		464
Prepaid expenses		451
Receivable from investment adviser for expense reductions		31,581
Other affiliated receivables		73,436
Other receivables		25,607
Total assets		111,025,573

Liabilities
Payable for investments purchased	$ 3,624,635
Payable for fund shares redeemed	102,677
Accrued management fee	75,088
Distribution and service plan fees payable	3,409
Other affiliated payables	25,814
Other payables and accrued expenses	325,418
Total liabilities		4,157,041

Net Assets		$ 106,868,532
Net Assets consist of:
Paid in capital		$ 103,184,879
Undistributed net investment income		648,420
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,216,581
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,818,652
Net Assets		$ 106,868,532

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,065,263 ÷ 405,641 shares)	$ 12.49

Maximum offering price per share (100/94.25 of $12.49)	$ 13.25
Class T: Net Asset Value and redemption price per share ($1,914,183 ÷ 153,883 shares)	$ 12.44

Maximum offering price per share (100/96.50 of $12.44)	$ 12.89
Class C: Net Asset Value and offering price per share ($2,081,734 ÷ 168,561 shares)A	$ 12.35

Emerging Markets Discovery: Net Asset Value, offering price and redemption price per share ($96,731,108 ÷ 7,723,835 shares)	$ 12.52

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,076,244 ÷ 85,924 shares)	$ 12.53

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 2,828,759
Income from Fidelity Central Funds		9,323
Income before foreign taxes withheld		2,838,082
Less foreign taxes withheld		(276,587)
Total income		2,561,495

Expenses
Management fee	$ 970,456
Transfer agent fees	278,936
Distribution and service plan fees	51,976
Accounting and security lending fees	58,907
Custodian fees and expenses	313,877
Independent trustees' compensation	619
Registration fees	92,723
Audit	76,674
Legal	207
Miscellaneous	435
Total expenses before reductions	1,844,810
Expense reductions	(214,796)	1,630,014
Net investment income (loss)		931,481
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $74,639)	2,425,794
Foreign currency transactions	(109,494)
Total net realized gain (loss)		2,316,300
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $183,313)	(861,858)
Assets and liabilities in foreign currencies	(3,018)
Total change in net unrealized appreciation (depreciation)		(864,876)
Net gain (loss)		1,451,424
Net increase (decrease) in net assets resulting from operations		$ 2,382,905

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	For the period November 1, 2011 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 931,481	$ 275,092
Net realized gain (loss)	2,316,300	834,546
Change in net unrealized appreciation (depreciation)	(864,876)	2,683,528
Net increase (decrease) in net assets resulting from operations	2,382,905	3,793,166
Distributions to shareholders from net investment income	(286,293)	(7,760)
Distributions to shareholders from net realized gain	(914,866)	-
Total distributions	(1,201,159)	(7,760)
Share transactions - net increase (decrease)	59,689,170	41,986,470
Redemption fees	191,734	34,006
Total increase (decrease) in net assets	61,062,650	45,805,882

Net Assets
Beginning of period	45,805,882	-
End of period (including undistributed net investment income of $648,420 and undistributed net investment income of $251,826, respectively)	$ 106,868,532	$ 45,805,882

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.89	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.12
Net realized and unrealized gain (loss)	.75	1.76
Total from investment operations	.83	1.88
Distributions from net investment income	(.04)	(.01)
Distributions from net realized gain	(.20)	-
Total distributions	(.25) H	(.01)
Redemption fees added to paid in capital C	.02	.02
Net asset value, end of period	$ 12.49	$ 11.89
Total Return A, B	7.20%	19.00%
Ratios to Average Net Assets D, G
Expenses before reductions	1.87%	3.49%
Expenses net of fee waivers, if any	1.70%	1.70%
Expenses net of all reductions	1.64%	1.64%
Net investment income (loss)	.62%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,065	$ 1,671
Portfolio turnover rate E	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.87	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05	.10
Net realized and unrealized gain (loss)	.74	1.75
Total from investment operations	.79	1.85
Distributions from net investment income	(.03)	- I
Distributions from net realized gain	(.20)	-
Total distributions	(.24) H	- I
Redemption fees added to paid in capital C	.02	.02
Net asset value, end of period	$ 12.44	$ 11.87
Total Return A, B	6.87%	18.75%
Ratios to Average Net Assets D, G
Expenses before reductions	2.19%	3.77%
Expenses net of fee waivers, if any	1.95%	1.95%
Expenses net of all reductions	1.89%	1.89%
Net investment income (loss)	.37%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,914	$ 1,700
Portfolio turnover rate E	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

I Amount represents less than $.01 per share

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.82	$ 10.00
Income from Investment Operations
Net investment income (loss) C	(.02)	.04
Net realized and unrealized gain (loss)	.74	1.76
Total from investment operations	.72	1.80
Distributions from net investment income	(.01)	-
Distributions from net realized gain	(.20)	-
Total distributions	(.21)	-
Redemption fees added to paid in capital C	.02	.02
Net asset value, end of period	$ 12.35	$ 11.82
Total Return A, B	6.32%	18.20%
Ratios to Average Net Assets D, G
Expenses before reductions	2.70%	4.32%
Expenses net of fee waivers, if any	2.45%	2.45%
Expenses net of all reductions	2.39%	2.39%
Net investment income (loss)	(.13)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,082	$ 1,474
Portfolio turnover rate E	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets Discovery

Years ended October 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.11	.15
Net realized and unrealized gain (loss)	.74	1.76
Total from investment operations	.85	1.91
Distributions from net investment income	(.07)	(.01)
Distributions from net realized gain	(.20)	-
Total distributions	(.27)	(.01)
Redemption fees added to paid in capital B	.02	.02
Net asset value, end of period	$ 12.52	$ 11.92
Total Return A	7.37%	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	1.57%	3.02%
Expenses net of fee waivers, if any	1.45%	1.45%
Expenses net of all reductions	1.39%	1.39%
Net investment income (loss)	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,731	$ 39,135
Portfolio turnover rate D	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.11	.15
Net realized and unrealized gain (loss)	.75	1.76
Total from investment operations	.86	1.91
Distributions from net investment income	(.07)	(.01)
Distributions from net realized gain	(.20)	-
Total distributions	(.27)	(.01)
Redemption fees added to paid in capital B	.02	.02
Net asset value, end of period	$ 12.53	$ 11.92
Total Return A	7.45%	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	1.60%	3.21%
Expenses net of fee waivers, if any	1.45%	1.45%
Expenses net of all reductions	1.39%	1.39%
Net investment income (loss)	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,076	$ 1,825
Portfolio turnover rate D	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,324,813
Gross unrealized depreciation	(6,582,719)
Net unrealized appreciation (depreciation) on securities and other investments	$ 742,094

Tax Cost	$ 106,636,517

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 648,420
Undistributed long-term capital gain	$ 2,513,282
Net unrealized appreciation (depreciation)	$ 738,896

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 1,201,159	$ 7,760

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $247,560,295 and $189,920,365, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .86% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,370	$ 640
Class T	.25%	.25%	10,003	706
Class C	.75%	.25%	30,603	12,100
			$ 51,976	$ 13,446

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,180
Class T	2,075
Class C*	942
$ 11,197

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,166.29
Class T	6,485.32
Class C	7,570.25
Emerging Markets Discovery	245,715.24
Institutional Class	6,000.22
	$ 278,936

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $334 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $232 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,614. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.70%	$ 7,621
Class T	1.95%	4,856
Class C	2.45%	7,439
Emerging Markets Discovery	1.45%	124,923
Institutional Class	1.45%	4,058
		$ 148,897

Annual Report

Fidelity Emerging Markets Discovery Fund

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $970.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $64,929 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012 A
From net investment income
Class A	$ 7,274	$ 435
Class T	5,643	203
Class C	1,195	-
Emerging Markets Discovery	259,277	6,522
Institutional Class	12,904	600
Total	$ 286,293	$ 7,760
From net realized gain
Class A	$ 33,559	$ -
Class T	33,691	-
Class C	30,324	-
Emerging Markets Discovery	778,518	-
Institutional Class	38,774	-
Total	$ 914,866	$ -

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012 A	2013	2012 A
Class A
Shares sold	646,803	197,037	$ 8,039,936	$ 2,112,904
Reinvestment of distributions	3,013	46	36,310	435
Shares redeemed	(384,660)	(56,598)	(4,712,072)	(637,589)
Net increase (decrease)	265,156	140,485	$ 3,364,174	$ 1,475,750
Class T
Shares sold	157,097	182,780	$ 1,931,892	$ 1,990,143
Reinvestment of distributions	3,232	22	38,882	203
Shares redeemed	(149,702)	(39,546)	(1,831,906)	(451,707)
Net increase (decrease)	10,627	143,256	$ 138,868	$ 1,538,639
Class C
Shares sold	428,945	161,266	$ 5,224,843	$ 1,743,293
Reinvestment of distributions	2,629	-	31,519	-
Shares redeemed	(387,768)	(36,511)	(4,776,955)	(415,821)
Net increase (decrease)	43,806	124,755	$ 479,407	$ 1,327,472
Emerging Markets Discovery
Shares sold	12,245,350	4,074,333	$ 152,132,821	$ 44,757,138
Reinvestment of distributions	72,226	681	871,750	6,419
Shares redeemed	(7,876,995)	(791,760)	(96,541,547)	(8,744,517)
Net increase (decrease)	4,440,581	3,283,254	$ 56,463,024	$ 36,019,040
Institutional Class
Shares sold	231,788	199,001	$ 2,857,278	$ 2,149,513
Reinvestment of distributions	3,612	64	43,597	600
Shares redeemed	(302,585)	(45,956)	(3,657,178)	(524,544)
Net increase (decrease)	(67,185)	153,109	$ (756,303)	$ 1,625,569

A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for the period indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Markets Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.055	$0.30

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $2,657,028, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

	December 7, 2012	December 27, 2012
Institutional Class	17%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/12	$0.095	$0.0134
	12/28/12	$0.002	$0.0000

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Markets Discovery Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Markets Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2012 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AEMDI-UANN-1213
1.931242.101

Fidelity®

Global Equity Income

Fund

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Life of fund A
Fidelity® Global Equity Income	22.73%	16.36%

A From May 2, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Equity Income Fund, on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Ramona Persaud, Portfolio Manager of Fidelity® Global Equity Income Fund: For the year, the fund's Retail Class shares gained 22.73%, trailing the 23.75% advance of the MSCI® ACWI®. Despite lagging its benchmark, the fund's lower risk profile helped it outpace the index on a risk-adjusted basis. Versus the MSCI index, it hurt to overweight consumer electronics giant Apple, which struggled this period amid negative sentiment around the launch of its lower-priced products. I consider Apple a high-quality business with a rock-solid balance sheet and very cheap valuation, so I added to my position. Additionally, I was very valuation sensitive amid the rising market, not seeing the types of stocks I like to own at attractive prices, so the fund's modest cash stake detracted. On the positive side, increased exposure to the European market contributed, including a handful of high-quality, attractively priced income-producing stocks that fit my high-predictability and low-volatility criteria. Our top relative contributor was Intrum Justitia, a Swedish debt collector that benefited from European banks slowly rebuilding capital to absorb losses from selling bad debt. Netherlands-based industrial conglomerate Philips Electronics also helped, while Swedish bank Svenska Handelsbanken was another strong performer for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Actual	1.20%	$ 1,000.00	$ 1,088.00	$ 6.32
Hypothetical A		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United States of America* 41.2%
United Kingdom 11.2%
Japan 5.7%
Sweden 4.8%
Canada 3.7%
Germany 3.6%
Ireland 3.1%
France 3.1%
Switzerland 2.7%
Other 20.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
United States of America* 41.3%
United Kingdom 13.1%
Japan 4.6%
Switzerland 3.7%
Germany 3.6%
France 3.4%
Sweden 3.0%
Netherlands 2.9%
Ireland 2.4%
Other 22.0%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.3	94.3
Short-Term Investments and Net Other Assets (Liabilities)	3.7	5.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc. (United States of America, Computers & Peripherals)	2.2	1.6
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.1	1.9
Wells Fargo & Co. (United States of America, Commercial Banks)	1.9	1.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.6
General Electric Co. (United States of America, Industrial Conglomerates)	1.8	1.9
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.8	1.5
Svenska Handelsbanken AB (A Shares) (Sweden, Commercial Banks)	1.7	1.5
Comcast Corp. Class A (United States of America, Media)	1.6	1.5
Chevron Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.6	1.7
Japan Tobacco, Inc. (Japan, Tobacco)	1.6	1.0
	18.1
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.9	18.6
Industrials	14.6	12.2
Consumer Staples	14.1	12.4
Consumer Discretionary	12.7	10.7
Health Care	10.4	12.0
Information Technology	8.5	7.4
Telecommunication Services	6.9	6.9
Energy	5.8	8.2
Utilities	2.7	3.3
Materials	0.7	2.6

Annual Report

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
Australia - 1.3%
Australia & New Zealand Banking Group Ltd.	9,398	$ 300,584
Telstra Corp. Ltd.	48,616	238,018
TOTAL AUSTRALIA		538,602
Bailiwick of Jersey - 1.2%
Informa PLC	25,084	225,029
Wolseley PLC	5,232	281,954
TOTAL BAILIWICK OF JERSEY		506,983
Belgium - 0.7%
Anheuser-Busch InBev SA NV	3,000	310,991
Canada - 3.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	3,500	237,059
Constellation Software, Inc.	1,700	309,690
Fairfax Financial Holdings Ltd. (sub. vtg.)	641	279,725
Loblaw Companies Ltd.	5,500	251,566
Power Corp. of Canada (sub. vtg.)	9,400	276,956
Suncor Energy, Inc.	6,200	225,309
TOTAL CANADA		1,580,305
Cayman Islands - 0.4%
Springland International Holdings Ltd.	306,000	167,742
Chile - 0.9%
Aguas Andinas SA	362,531	245,580
Inversiones La Construccion SA	10,370	155,677
TOTAL CHILE		401,257
Denmark - 0.6%
Novo Nordisk A/S Series B	1,400	233,174
Finland - 0.8%
Sampo Oyj (A Shares)	6,800	322,129
France - 3.1%
Arkema SA	2,400	272,484
Edenred SA	7,600	258,230
Ipsos SA	3,800	160,278
Sanofi SA	5,626	599,862
TOTAL FRANCE		1,290,854
Common Stocks - continued
	Shares	Value
Germany - 2.4%
AURELIUS AG	12,899	$ 440,292
Siemens AG	4,410	563,564
TOTAL GERMANY		1,003,856
Hong Kong - 0.6%
HKT Trust / HKT Ltd. unit	269,000	249,466
Ireland - 3.1%
Accenture PLC Class A	6,490	477,015
FBD Holdings PLC	9,020	194,726
Greencore Group PLC	101,000	291,660
Irish Continental Group PLC unit	9,400	329,473
TOTAL IRELAND		1,292,874
Israel - 1.1%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	8,896	481,854
Japan - 5.7%
Daito Trust Construction Co. Ltd.	1,800	183,787
Japan Retail Fund Investment Corp.	154	311,900
Japan Tobacco, Inc.	18,900	683,872
KDDI Corp.	4,500	243,704
Leopalace21 Corp. (a)	38,600	267,981
Nippon Telegraph & Telephone Corp.	5,400	280,694
Relo Holdings Corp.	4,500	208,636
Workman Co. Ltd.	5,500	215,542
TOTAL JAPAN		2,396,116
Kenya - 0.4%
Safaricom Ltd.	1,534,200	169,867
Korea (South) - 1.0%
Coway Co. Ltd.	3,818	218,011
LG Telecom Ltd. (a)	16,990	194,509
TOTAL KOREA (SOUTH)		412,520
Netherlands - 2.7%
Exact Holdings NV	8,600	227,753
Koninklijke Philips Electronics NV	18,116	640,233
Unilever NV (Certificaten Van Aandelen) (Bearer)	7,300	289,412
TOTAL NETHERLANDS		1,157,398
Nigeria - 0.3%
Nestle Foods Nigeria PLC	18,526	128,329
Common Stocks - continued
	Shares	Value
Norway - 1.3%
Gjensidige Forsikring ASA	13,100	$ 244,481
Telenor ASA	12,400	297,864
TOTAL NORWAY		542,345
Panama - 1.3%
Copa Holdings SA Class A	3,760	562,270
Russia - 0.6%
Mobile TeleSystems OJSC	25,400	267,379
Singapore - 0.6%
United Overseas Bank Ltd.	14,000	234,874
South Africa - 2.2%
Astral Foods Ltd.	42,660	429,203
Lewis Group Ltd.	27,800	194,209
Reunert Ltd.	44,800	314,621
TOTAL SOUTH AFRICA		938,033
Spain - 1.8%
Grifols SA ADR	17,881	539,291
Inditex SA	1,430	234,931
TOTAL SPAIN		774,222
Sweden - 4.8%
Intrum Justitia AB	20,683	550,585
Nordea Bank AB	43,490	557,044
Svenska Handelsbanken AB (A Shares)	15,980	724,027
Swedish Match Co. AB	5,780	190,703
TOTAL SWEDEN		2,022,359
Switzerland - 2.7%
Roche Holding AG (participation certificate)	2,786	771,304
UBS AG	20,145	389,626
TOTAL SWITZERLAND		1,160,930
Taiwan - 0.8%
Chipbond Technology Corp.	75,000	151,350
Far EasTone Telecommunications Co. Ltd.	80,000	183,455
TOTAL TAIWAN		334,805
United Kingdom - 11.2%
British American Tobacco PLC (United Kingdom)	15,900	877,239
Dunelm Group PLC	13,000	184,471
Ensco PLC Class A	4,573	263,633
Common Stocks - continued
	Shares	Value
United Kingdom - continued
GlaxoSmithKline PLC	19,400	$ 511,430
Hilton Food Group PLC	67,100	460,477
Imperial Tobacco Group PLC	6,288	234,814
Reckitt Benckiser Group PLC	4,552	353,840
Royal Dutch Shell PLC Class A (United Kingdom)	8,983	299,177
Royal Mail PLC	2,900	26,039
The Restaurant Group PLC	44,278	408,933
Vodafone Group PLC	205,520	752,771
WH Smith PLC	25,252	364,806
TOTAL UNITED KINGDOM		4,737,630
United States of America - 37.5%
AbbVie, Inc.	6,420	311,049
American Tower Corp.	5,400	428,490
Amgen, Inc.	4,500	522,000
Apple, Inc.	1,750	914,111
Applied Industrial Technologies, Inc.	5,845	276,527
Cedar Fair LP (depositary unit)	7,700	353,045
Chevron Corp.	5,735	687,971
Comcast Corp. Class A	14,550	692,289
Community Trust Bancorp, Inc.	7,180	305,796
ConocoPhillips Co.	5,200	381,160
CVB Financial Corp.	21,580	313,773
Dr. Pepper Snapple Group, Inc.	10,261	485,858
Dun & Bradstreet Corp.	1,950	212,141
Eli Lilly & Co.	4,510	224,688
General Electric Co.	29,290	765,641
H&R Block, Inc.	6,510	185,144
Hubbell, Inc. Class B	5,102	548,669
IBM Corp.	2,375	425,624
ITC Holdings Corp.	4,587	461,406
Johnson & Johnson	5,927	548,899
JPMorgan Chase & Co.	9,180	473,137
L Brands, Inc.	3,750	234,788
Lakeland Financial Corp.	2,900	103,211
Liberty Media Corp. Interactive Series A (a)	14,240	383,910
Lorillard, Inc.	4,800	244,848
MasterCard, Inc. Class A	380	272,498
Microsoft Corp.	16,980	600,243
National Penn Bancshares, Inc.	27,870	289,012
ONEOK, Inc.	2,210	124,865
Psychemedics Corp.	11,020	154,170
Common Stocks - continued
	Shares	Value
United States of America - continued
Sempra Energy	3,220	$ 293,471
Tesoro Logistics LP	1,990	106,863
The Williams Companies, Inc.	8,470	302,464
TransDigm Group, Inc.	1,280	186,125
U.S. Bancorp	15,880	593,277
United Technologies Corp.	6,150	653,438
VF Corp.	2,640	567,600
Visa, Inc. Class A	1,160	228,137
Wells Fargo & Co.	18,337	782,807
Western Gas Partners LP	3,470	208,582
TOTAL UNITED STATES OF AMERICA		15,847,727
TOTAL COMMON STOCKS (Cost $33,777,062)		40,066,891
Nonconvertible Preferred Stocks - 1.5%

Brazil - 0.3%
Alpargatas Sa (PN)	21,900	151,527
Germany - 1.2%
Volkswagen AG	1,940	493,091
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $519,814)		644,618
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 0.09% (b) (Cost $1,468,005)	1,468,005	1,468,005
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $35,764,881)		42,179,514
NET OTHER ASSETS (LIABILITIES) - 0.2%		91,686
NET ASSETS - 100%		$ 42,271,200
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,266
Fidelity Securities Lending Cash Central Fund	8,819
Total	$ 11,085
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,435,346	$ 5,219,804	$ 215,542	$ -
Consumer Staples	5,951,725	3,790,211	2,161,514	-
Energy	2,475,159	2,175,982	299,177	-
Financials	8,381,948	7,020,018	1,361,930	-
Health Care	4,415,867	3,071,401	1,344,466	-
Industrials	6,169,510	4,965,713	1,203,797	-
Information Technology	3,606,421	3,606,421	-	-
Materials	272,484	272,484	-	-
Telecommunication Services	2,877,727	1,600,558	1,277,169	-
Utilities	1,125,322	1,125,322	-	-
Money Market Funds	1,468,005	1,468,005	-	-
Total Investments in Securities:	$ 42,179,514	$ 34,315,919	$ 7,863,595	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 817,282
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $34,296,876)	$ 40,711,509
Fidelity Central Funds (cost $1,468,005)	1,468,005
Total Investments (cost $35,764,881)		$ 42,179,514
Receivable for investments sold		426,939
Receivable for fund shares sold		99,290
Dividends receivable		72,900
Distributions receivable from Fidelity Central Funds		76
Prepaid expenses		161
Other receivables		575
Total assets		42,779,455

Liabilities
Payable for investments purchased	$ 399,497
Payable for fund shares redeemed	31,680
Accrued management fee	25,824
Audit fees payable	41,149
Other affiliated payables	8,388
Other payables and accrued expenses	1,717
Total liabilities		508,255

Net Assets		$ 42,271,200
Net Assets consist of:
Paid in capital		$ 34,954,557
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		901,435
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,415,208
Net Assets, for 3,465,742 shares outstanding		$ 42,271,200
Net Asset Value, offering price and redemption price per share ($42,271,200 ÷ 3,465,742 shares)		$ 12.20

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 1,132,730
Income from Fidelity Central Funds		11,085
Income before foreign taxes withheld		1,143,815
Less foreign taxes withheld		(57,794)
Total income		1,086,021

Expenses
Management fee	$ 243,403
Transfer agent fees	71,534
Accounting and security lending fees	17,949
Custodian fees and expenses	12,820
Independent trustees' compensation	189
Registration fees	33,680
Audit	62,680
Legal	69
Miscellaneous	162
Total expenses before reductions	442,486
Expense reductions	(30,183)	412,303
Net investment income (loss)		673,718
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,092,633
Foreign currency transactions	(11,167)
Total net realized gain (loss)		1,081,466
Change in net unrealized appreciation (depreciation) on: Investment securities	5,340,687
Assets and liabilities in foreign currencies	1,224
Total change in net unrealized appreciation (depreciation)		5,341,911
Net gain (loss)		6,423,377
Net increase (decrease) in net assets resulting from operations		$ 7,097,095

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	For the period May 2, 2012 (commencement of operations) to October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 673,718	$ 133,764
Net realized gain (loss)	1,081,466	16,921
Change in net unrealized appreciation (depreciation)	5,341,911	1,073,297
Net increase (decrease) in net assets resulting from operations	7,097,095	1,223,982
Distributions to shareholders from net investment income	(655,660)	(140,159)
Distributions to shareholders from net realized gain	(75,040)	-
Total distributions	(730,700)	(140,159)
Share transactions Proceeds from sales of shares	22,544,863	27,834,579
Reinvestment of distributions	683,107	131,259
Cost of shares redeemed	(14,167,602)	(2,214,390)
Net increase (decrease) in net assets resulting from share transactions	9,060,368	25,751,448
Redemption fees	6,232	2,934
Total increase (decrease) in net assets	15,432,995	26,838,205

Net Assets
Beginning of period	26,838,205	-
End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $9, respectively)	$ 42,271,200	$ 26,838,205
Other Information Shares
Sold	2,028,428	2,850,222
Issued in reinvestment of distributions	62,848	12,874
Redeemed	(1,267,633)	(220,997)
Net increase (decrease)	823,643	2,642,099

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.16	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.22	.08
Net realized and unrealized gain (loss)	2.06	.15
Total from investment operations	2.28	.23
Distributions from net investment income	(.21)	(.07)
Distributions from net realized gain	(.03)	-
Total distributions	(.24)	(.07)
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 12.20	$ 10.16
Total Return B, C	22.73%	2.25%
Ratios to Average Net Assets E, H
Expenses before reductions	1.28%	2.18% A
Expenses net of fee waivers, if any	1.20%	1.20% A
Expenses net of all reductions	1.19%	1.17% A
Net investment income (loss)	1.94%	1.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,271	$ 26,838
Portfolio turnover rate F	66%	33% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 2, 2012 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,697,965
Gross unrealized depreciation	(371,230)
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,326,735

Tax Cost	$ 35,852,779

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 522,545
Undistributed long-term capital gain	$ 466,788
Net unrealized appreciation (depreciation)	$ 6,327,310

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 730,700	$ 140,159

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $30,350,855 and $21,702,595, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $290 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $39 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,819. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded 1.20% of average net assets. This reimbursement will remain in place through December 31, 2014. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $25,594.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount to the Fund in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $4,580 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $9.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended October 31, 2013 and for the period from May 2, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Global Equity Income Fund as of October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2013 and for the period from May 2, 2012 (commencement of operations) to October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-
present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-
2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Equity Income Fund voted to pay on December 09, 2013, to shareholders of record at the opening of business on December 06, 2013, a distribution of $0.282 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.023 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $466,788, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year for the fund qualifies for the dividends-received deduction for corporate shareholders:

Month	Percentage
12/07/2012	40%
12/27/2012	68%
04/05/2013	50%
07/05/2013	50%
10/04/2013	50%

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Month	Percentage
12/07/2012	79%
12/27/2012	100%
04/05/2013	100%
07/05/2013	100%
10/04/2013	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
12/10/2012	0.028	0.0027
12/28/2012	0.002	0.0000
04/08/2013	0.012	0.0015
07/08/2013	0.024	0.0029
10/07/2013	0.007	0.0009

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Global Equity Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for the period.

The Board further considered that FMR contractually agreed to reimburse the fund to the extent that total expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed 1.20% through December 31, 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

FIL Investment Advisors (FIA)

FIL Investment Advisors (UK) Limited
(FIA(UK))

FIL Investments (Japan) Limited (FIJ)

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GED-UANN-1213
1.938161.101

Item 2. Code of Ethics

As of the end of the period, October 31, 2013, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Global Equity Income Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, and Fidelity Total International Equity Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$50,000	$-	$6,000	$500
Fidelity Global Equity Income Fund	$46,000	$-	$5,900	$500
Fidelity International Small Cap Fund	$125,000	$-	$6,900	$600
Fidelity International Small Cap Opportunities Fund	$51,000	$-	$5,800	$600
Fidelity International Value Fund	$49,000	$-	$5,800	$500
Fidelity Series Emerging Markets Fund	$42,000	$-	$6,900	$1,600
Fidelity Series International Small Cap Fund	$45,000	$-	$5,800	$900
Fidelity Series International Value Fund	$45,000	$-	$5,800	$2,300
Fidelity Total International Equity Fund	$58,000	$-	$6,700	$600

October 31, 2012 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$50,000	$-	$5,900	$400
Fidelity Global Equity Income Fund	$34,000	$-	$5,700	$200
Fidelity International Small Cap Fund	$119,000	$-	$6,800	$500
Fidelity International Small Cap Opportunities Fund	$49,000	$-	$5,700	$400
Fidelity International Value Fund	$47,000	$-	$5,700	$400
Fidelity Series Emerging Markets Fund	$39,000	$-	$6,800	$1,000
Fidelity Series International Small Cap Fund	$43,000	$-	$5,700	$600
Fidelity Series International Value Fund	$43,000	$-	$5,700	$1,400
Fidelity Total International Equity Fund	$59,000	$-	$6,600	$400

A Amounts may reflect rounding.

B Fidelity Global Equity Income Fund commenced operations on May 2, 2012.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Series International Growth Fund, and Fidelity Total Emerging Markets Fund (the "Funds"):

Services Billed by PwC

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$53,000	$-	$5,200	$1,500
Fidelity Global Commodity Stock Fund	$42,000	$-	$2,700	$1,700
Fidelity International Discovery Fund	$83,000	$-	$11,000	$5,000
Fidelity International Growth Fund	$59,000	$-	$5,200	$1,600
Fidelity Series International Growth Fund	$56,000	$-	$5,900	$5,100
Fidelity Total Emerging Markets Fund	$60,000	$-	$4,400	$1,500

October 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$40,000	$-	$5,100	$1,400
Fidelity Global Commodity Stock Fund	$41,000	$-	$2,900	$1,800
Fidelity International Discovery Fund	$78,000	$-	$9,600	$4,900
Fidelity International Growth Fund	$54,000	$-	$5,100	$1,600
Fidelity Series International Growth Fund	$54,000	$-	$5,100	$4,900
Fidelity Total Emerging Markets Fund	$46,000	$-	$4,300	$1,400

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2013A	October 31, 2012A, B
Audit-Related Fees	$1,010,000	$720,000
Tax Fees	$-	$-
All Other Fees	$800,000	$1,305,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Global Equity Income Fund's commencement of operations.

Services Billed by PwC

	October 31, 2013A	October 31, 2012A, B
Audit-Related Fees	$5,395,000	$3,640,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2013 A,B	October 31, 2012 A,B
PwC	$6,345,000	$4,220,000
Deloitte Entities	$1,985,000	$2,125,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Global Equity Income Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 26, 2013